                                                      '33 Act File No. 333-40455
                                                      '40 Act File No. 811-08495

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A


     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]

         Pre-Effective Amendment No.

         Post-Effective Amendment No. 29                              [X]

                                     and/or

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]

         Amendment No. 30                                             [X]

                        (CHECK APPROPRIATE BOX OR BOXES)


                            NATIONWIDE MUTUAL FUNDS
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                             THREE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43216
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)




       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (614) 857-2308




                       SEND COPIES OF COMMUNICATIONS TO:

                            MR. DUANE LASSITER, ESQ.
                      STRADLEY, RONON STEVENS & YOUNG, LLP
                            2600 ONE COMMERCE SQUARE
                      PHILADELPHIA PENNSYLVANIA 19103-7098
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

It is proposed that this filing will become effective: (check appropriate box)

     [X]  immediately upon filing pursuant to paragraph (b)

     [ ]  on [date] pursuant to paragraph (b)

     [ ]  60 days after filing pursuant to paragraph (a)(1)

     [ ]  on March 1, 2001 pursuant to paragraph (a)(1)

     [ ]  75 days after filing pursuant to paragraph (a)(2)

     [ ]  on [date] pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

     [ ] This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

                                Explanatory Note


This filing includes Prospectuses for Gartmore Growth Fund, Gartmore Total Return Fund, Gartmore Millennium Growth Fund, Gartmore Growth 20 Fund, Gartmore Value Opportunities Fund, Nationwide Large Cap Value Fund Gartmore Global Technology and Communications Fund, Gartmore Emerging Markets Fund, Gartmore International Growth Fund, Gartmore Global Leaders Fund, Gartmore International Small Cap Growth Fund, Nationwide Large Cap Growth Fund, Nationwide Small Cap Fund, Nationwide High Yield Bond Fund, Nationwide Bond Fund, Nationwide Tax-Free Income Fund, Nationwide Long-Term U.S. Government Bond Fund, Nationwide Government Bond Fund, Nationwide Morley Enhanced Income Fund, Nationwide Money Market Fund, Nationwide Investor Destinations Aggressive Fund, Nationwide Investor Destinations Moderately Aggressive Fund, Nationwide Investor Destinations Moderate Fund, Nationwide Investor Destinations Moderately Conservative Fund and Nationwide Investor Destinations Conservative Fund, Nationwide Morley Capital Accumulation Fund, NorthPointe Small Cap Value Fund, Nationwide S&P 500 Index Fund, Nationwide Small Cap Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide International Index Fund, Nationwide Bond Index Fund, Prestige Balanced Fund and Prestige International Fund and the combined Statement of Additional Information for the funds listed above as well as the Gartmore European Growth Fund, Gartmore OTC Fund, Gartmore Global Small Companies Fund, Nationwide Growth Focus Fund and Nationwide Global Health Sciences Fund.

The Prospectuses for the Gartmore European Growth Fund, Gartmore Global Small Companies Fund, Nationwide Global Health Sciences Fund, Gartmore OTC Fund and Nationwide Growth Focus Fund are expected to be filed at a later date. The Nationwide Long-Term U.S. Government Bond Fund, Prestige Balanced Fund and Prestige International Fund are expected to be liquidated shortly after March 1, 2001.

NATIONWIDE MORLEY CAPITAL
ACCUMULATION FUND

(formerly the ("Morley Capital Accumulation Fund")

March 1, 2001

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

         TABLE OF CONTENTS

FUND SUMMARY...................................................................2
Objective and Principal Strategies.............................................3
Principal Risks...                                                             3
Performance.......                                                             4
Fees and Expenses..............................................................5

MORE ABOUT THE FUND............................................................6
Principal Investments and
Techniques........                                                             6

MANAGEMENT.....................................................................8
Investment Adviser.............................................................8
Portfolio Managers.............................................................8

BUYING AND SELLING FUND SHARES.................................................9
Choosing a Share Class.........................................................9
Buying Shares.................................................................10
Selling Shares................................................................11
Distribution Plan.............................................................13

DISTRIBUTIONS AND TAXES.......................................................14
Distributions of Income and Capital Gains.....................................14
Tax Status....................................................................14

FINANCIAL HIGHLIGHTS..........................................................15

ADDITIONAL INFORMATION................................................BACK COVER

         FUND SUMMARY
This prospectus provides information about the Nationwide Morley Capital Accumulation Fund (the "Fund"). The following section summarizes key information about the Fund, including information regarding the investment objective, principal strategies, principal risks, performance and fees for the Fund. The Fund's investment objective can be changed without shareholder approval. Use the summaries to compare the Fund with other mutual funds. More detailed information about the risks and investment techniques of the Fund can be found in "More About the Fund" beginning on page 6. "You" and "your" refer to potential investors and current shareholders of the Fund.

The Fund Summary contains a discussion of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its objective or that the Fund's performance will be positive for any period of time.

A QUICK NOTE ABOUT SHARE CLASSES

The Fund has three different share classes -- Service Class, Institutional Class and IRA Class. The fees and expenses for each share class are different, but each share class of the Fund represents an investment in the same assets of the Fund. Having different share classes simply lets you choose the cost structure that's right for you.

The fees and expenses for the Fund are set forth in the Fund Summary. For more information about which share class is right for you, see "Buying and Selling Fund Shares -- Choosing a Share Class" beginning on page 9.

 Effective March 1, 2001, the Morley Capital Accumulation Fund will be known as the NATIONWIDE MORLEY CAPITAL ACCUMULATION FUND.

 The Fund's management, strategy, and investment objective remain the same.

OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks to provide a high level of current income while preserving capital and maintaining a stable net asset value per share.

To achieve its goals, under normal conditions, the Fund invests primarily in securities issued by the U.S. Government and its agencies, as well as high-grade debt securities issued by corporations. The Fund also purchases mortgage-backed and asset-backed securities. The debt securities in which the Fund invests pay interest on either a fixed-rate or variable-rate basis. The Fund has entered into book value maintenance agreements ("wrap contracts") with one or more highly rated financial institutions for the purpose of maintaining the Fund's assets at a stable net asset value. The Fund will be managed so that the duration of its securities will be between
2.0 and 3.5 years. The use of wrap contracts is intended to effectively reduce the overall duration of the Fund to zero.

 DURATION is the sensitivity of the net asset value of the Fund to changes in interest rates.

When selecting securities for the Fund, the Fund's portfolio managers will consider expected changes in interest rates and in the price relationships among various types of securities. They will
                                       attempt to identify and purchase
                                       securities offering the best combination of yield, maturity and relative price performance. The Fund's portfolio managers may elect to sell securities in order to buy others which they believe will better serve the objectives of the Fund.

 HIGH GRADE DEBT SECURITIES include corporate bonds and other debt securities that have been rated within the two highest rating categories by a nationally recognized rating organization (rating agency) such as Standard & Poor's Rating Group or Moody's Investor
 Services, Inc. The rating agency evaluates a debt security, measures the issuer's financial condition and stability and assigns a rating to the security. By measuring the issuer's ability to pay back the debt, ratings help investors evaluate the safety of their debt investments.

The Fund's portfolio managers expect that careful selection of securities and the use of wrap contracts will enable the Fund to meet its investment objective of a constant net asset value per share, although there can be no guarantee that the Fund will meet its objective.

PRINCIPAL RISKS

Because the value of the Fund will fluctuate, there is the risk that a shareholder will lose money if the Fund cannot enter into wrap contracts covering all its assets or if the value of the Fund's wrap contracts otherwise becomes impaired.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay principal when due. In addition, there is a risk that the rating of a debt security may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the securities the Fund owns. The Fund limits this risk by purchasing high-grade debt securities.

INTEREST RATE RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund's use of wrap contracts is intended to eliminate the direct impact of interest rate risk on the Fund's net asset value by offsetting any fluctuation in the value of securities held by the Fund caused by changes in interest rates. However, there can be no assurance that the Fund's use of wrap contracts will be effective, and changes in interest rates may still impact the current yield of the Fund.

PREPAYMENT AND EXTENSION RISK. The issuers of mortgage-and asset-backed securities may be able to repay principal in advance, and are especially likely to do so when interest rates fall. Changes in prepayment rates can make the price and yield of mortgage- and asset-backed securities volatile. When mortgage- and asset-backed securities are prepaid, the Fund may also fail to recover premiums paid for the securities, resulting in an unexpected capital loss, and the Fund may have to invest the proceeds from the repayments at lower rates. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate thereby effectively lengthening the maturity of the securities and making them more sensitive to interest rate changes. Extension risk is the risk that anticipated payments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates the anticipated maturity of a security may be extended past what the portfolio manager anticipated, affecting the maturity and volatility of the Fund. Under normal conditions, the Fund's use of wrap contracts is expected to offset the effects of prepayment and extension risk on the Fund's net asset value. However, there can be no assurance that the Fund's use of wrap contracts will be effective to eliminate prepayment risks. In addition, prepayments may affect the current yield of the Fund.

         Fund Summary

RISK OF USING WRAP CONTRACTS. The Fund is subject to risks associated with its use of wrap contracts and their providers. The Fund may be unable to cover all of its securities with wrap contracts. Alternatively, the credit standing of certain wrap contract providers may deteriorate over time, impairing the value of their contracts, and the Fund may be unable to renegotiate, replace, or provide for successor contracts in a timely or economical manner. If either or both of these events were to occur, the duration of the Fund could be affected, and the net asset value of the Fund could be subject to increased fluctuation.

LIQUIDITY RISK. Liquidity risk is the risk that a debt security that the Fund purchases cannot be sold, or cannot be sold quickly, at an acceptable price. The Fund will limit liquidity risk by investing primarily in relatively short-term, high-grade securities, and by maintaining a reasonable cash balance to fund redemptions and investment purchase opportunities.

For more detailed information about the Fund's investments and risks, see "More About the Fund" beginning on page 6.

PERFORMANCE

The following bar chart and table present the performance of the Fund. The bar chart shows the Fund's annual total return. The table shows the Fund's average annual total returns for that time period compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL RETURNS -- SERVICE CLASS SHARES(1)

2000                                                                             5.65

Best Quarter:      1.46% 4th qtr. of 2000
Worst Quarter:     1.17% 2nd qtr. of 2000

                                                            Since
Average annual returns -- as of 12/31/00(1)  1 year     Inception(2)
----------------------------------------------------------------------
Service Class shares                          5.65%         5.30%
 ......................................................................
Institutional Class shares                    6.06%         5.71%
 ......................................................................
IRA Class shares                              5.64%         5.29%
 ......................................................................
Lipper Money Market Fund Index(3)             5.94%         5.36%

---------------

(1)These returns reflect performance after expenses are deducted. Please call 1-800-637-0012 for the Fund's current 30-day yield.

(2)The Fund commenced operations on February 1, 1999.

(3)The Lipper Money Market Fund Index generally reflects the return on selected Money Market Mutual Funds maintaining a constant price per share. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and selling shares of the Fund.

                                      Service         Institutional   IRA
Shareholder Fees(1)                   Class           Class           Class
(paid directly from your investment)  shares          shares          shares
-------------------------------------------------------------------------------
Redemption Fee (as a percentage of     2.00%          2.00%            2.00%
the amount redeemed)(2)
 ...............................................................................

                                Service         Institutional   IRA
Annual Fund Operating Expenses  Class           Class           Class
(deducted from fund assets)     shares          shares          shares
-------------------------------------------------------------------------
Management Fees                  0.35%          0.35%            0.35%
 .........................................................................
Distribution and/or Service      0.25%          None             0.25%
(12b-1) Fees
 .........................................................................
Other Expenses                   1.20%          1.12%            1.21%
-------------------------------------------------------------------------
Total Annual Fund Operating      1.80%          1.47%            1.81%
Expenses
Amount of Fee Waiver/ Expense    0.85%          0.92%            0.86%
Reimbursement(3)
-------------------------------------------------------------------------
NET EXPENSES AFTER WAIVERS(3)    0.95%          0.55%            0.95%

---------------

(1) If you buy and sell shares through a broker or agent, they may also charge you a transaction fee.

(2) You will be charged a redemption fee equal to 2% of the amount you redeem if the Fund Protection Trigger (Trigger) is active the day your redemption order is received by the Fund. See "Selling Shares -- Redemption fees" on page 11 to determine when the Trigger is considered to be active.

(3) Union Bond & Trust Company (UBT) and the Fund have entered into a written contract limiting operating expenses to those listed in "Net Expenses After Waivers" through February 28, 2002. The Fund is authorized to reimburse UBT for management fees previously waived and/or for the cost of "Other Expenses" paid by UBT provided that any such reimbursement will not cause the Fund to exceed the expenses limitations noted above. The Fund's ability to reimburse UBT in this manner only applies to fees paid or reimbursements made by UBT within the first three years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses, and waivers for only one year. No redemption fee is included because it is anticipated that the trigger will not generally be active. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 year   3 years    5 years    10 years
---------------------------------------------------------------
Service Class shares     $97      $484       $895       $2,046
 ...............................................................
Institutional Class
shares                   $56      $374       $715       $1,678
 ...............................................................
IRA Class shares         $97      $486       $900       $2,056

         MORE ABOUT THE FUND

PRINCIPAL INVESTMENTS AND TECHNIQUES

The Fund may use the following investments and techniques to increase its returns, protect its assets or diversify its investments. The techniques are subject to certain risks. For additional information about the Fund's investment strategies and techniques, see the Statement of Additional Information (SAI).

U.S. GOVERNMENT SECURITIES. These securities include Treasury bills, notes and bonds issued or guaranteed by the U.S. Government and securities issued by U.S. Government agencies. These agencies and securities include:

  - The Federal Housing Administration, the Farmers Home Administration, and the Government National Mortgage Association (GNMA), including GNMA pass-through certificates, which are backed by the full faith and credit of the United States government.
  - The Federal Home Loan Banks.
  - The Federal National Mortgage Association (FNMA).
  - The Student Loan Marketing Association and Federal Home Loan Mortgage Corporation (FHLMC).
  - The Federal Farm Credit Banks.

Although there is virtually no credit risk with these U.S. government securities, neither the U.S. Government nor its agencies guarantee the market value of their securities. Interest rate changes, prepayment and other factors may affect the value of these securities.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. U.S. Government mortgage-backed securities are securities that are secured by and paid from a pool of mortgage loans on real property and issued or guaranteed by the U.S. Government or one of its agencies. Mortgage-backed securities may also be issued by private issuers. Collateralized mortgage obligations (CMOs) are securities that have mortgage loans or mortgage pass-through securities, such as GNMA, FNMA or FHLMC certificates, as their collateral. CMOs can be issued by the U.S. Government or its agencies or by private lenders.

These securities are subject to interest rate risk and prepayment risk. These securities are also subject to credit risk if they are issued by private issuers. With respect to prepayment risk, when interest rates fall, homeowners may refinance their loans and mortgage-backed securities may be paid off sooner than anticipated. Reinvesting the returned principal in a lower interest rate market would reduce the Fund's income. Mortgage-backed securities are also subject to extension risk as described above if rates increase and prepayments slow, and the possibility of losing principal as a result of faster than anticipated prepayment of securities purchased at a premium.

Asset-backed securities are securities that are secured by and paid from a pool of underlying assets, such as automobile installment sales contracts, home equity loans, property leases and credit card receivables. Asset-backed securities are generally issued by private issuers and are also subject to interest rate, credit, prepayment and extension risks.

FLOATING AND VARIABLE RATE SECURITIES. Floating- and variable-rate securities are securities that do not have fixed interest rates; the rates change periodically. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable-rate securities changes at preset times based upon the underlying index. Some of the floating- or variable-rate securities will be callable by the issuer, which means they can be paid off before their stated maturity date.

These securities are subject to interest rate risk like other securities. They are also subject to basis risk, which is the risk that the value of the security may deteriorate relative to the underlying index. In addition, because they may be callable, these securities are also subject to the risk that they will be repaid prior to their stated maturity and that the repaid principal will be reinvested in a lower interest rate market, reducing the Fund's income. The Fund will only purchase floating- and variable-rate securities of the same quality as the securities it would otherwise purchase.

WRAP CONTRACTS. Wrap contracts cover certain assets of the Fund and are intended to reduce or eliminate the volatility of the Fund's net asset value. A wrap contract is an agreement between the Fund and a financial institution, typically a highly rated bank or insurance company (a wrap provider), to maintain certain Fund assets at their purchase price plus accrued interest. Under normal circumstances, the value of a wrap contract is the difference between the aggregate book value and the current market value of covered assets. A wrap contract therefore gains value when the market price of covered assets declines, and decreases in value when the market price of the covered assets increases. The Fund expects to pay an annual premium of between 0.10% and 0.23% on the book value of assets in the Fund that are covered by wrap contracts.

Wrap contracts are considered illiquid assets of the Fund. In addition to liquidity risk, wrap contracts are subject to the credit risk of the wrap provider, and also to the risk that the Fund may be unable to replace a wrap contract that is maturing or subject to termination. Although wrap contracts are designed to reduce the volatility of the Fund's net asset value, they may not always be able to do so.

Duration. Duration is a calculation that seeks to measure the price sensitivity of a bond or a mutual fund that primarily invests in debt securities to changes in interest rates. It measures this sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of the debt security. Future interest and principal payments are discounted to reflect their present value and are then multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund payments that may shorten a debt security's life.

TEMPORARY DEFENSIVE POSITIONS

In response to economic, political or unusual market conditions, the Fund may invest up to 100% of its assets in cash or money market obligations. Should this occur, the Fund will not meet its investment objective, and may miss potential market upswings.

         MANAGEMENT

INVESTMENT ADVISER

Union Bond & Trust Company (UBT), 5665 S.W. Meadows Road, Lake Oswego, Oregon 97035, manages the investment of the assets and supervises the daily business affairs of the Fund. UBT is a state bank and trust company chartered in 1913 and reorganized in 1992 under the laws of the state of Oregon. UBT provides a range of investment and fiduciary services to institutional clients. UBT maintains and manages common and pooled trust funds invested primarily in fixed income assets whose principal value is believed to be relatively stable. As of December 31, 2000, UBT and its affiliates had approximately $23.3 billion in assets under management.

The Fund pays UBT an annual management fee which is based on the Fund's average daily net assets. The total fee paid by the Fund for the fiscal period ended October 31, 2000, expressed as a percentage of the Fund's average daily net assets, was 0.35%.

PORTFOLIO MANAGERS

Thomas F. Mitchell is the portfolio manager of the Fund. Thomas F. Mitchell, Senior Portfolio Manager of UBT, joined the firm in 1999. Mr. Mitchell has served as portfolio manager of the Fund since February 1999 when the Fund began operations. Mr. Mitchell also currently manages the Morley Enhanced Income Fund. Mr. Mitchell has over twenty years' experience with taxable and tax-exempt securities. From 1978 to 1996, he managed investment portfolios for commercial bank affiliates of First Interstate Bancorp. In 1997 and 1998, following First Interstate's merger with Wells Fargo & Co., he was a fixed income trader with Wells Fargo's Institutional Securities Sales and Trading Division.

         BUYING AND SELLING FUND SHARES

CHOOSING A SHARE CLASS

As noted in the Fund Summary, the Fund offers different share classes. Each Class is available to a limited group of investors as described below. Service Class and IRA shares pay distribution and/or service fees under a Distribution Plan. These fees are either retained by the Fund's distributor (the Distributor), or paid by the Distributor to brokers for distribution and shareholder services. Nationwide Advisory Services, Inc. is currently the Fund's Distributor. It is anticipated that on or about June 30, 2001, Villanova Distribution Services, Inc. will become the Fund's Distributor. Service Class and IRA shares also pay administrative service fees. These fees are paid to brokers and other entities that provide administrative support services to the beneficial owners of the shares.

WHO CAN BUY SERVICE CLASS OR INSTITUTIONAL CLASS SHARES

In order to purchase Service Class or Institutional Class shares, a shareholder must be one of the following:
 - employee benefit plans qualified under Section 401(a) of the Internal Revenue Code.
 - governmental plans as defined in Section 414(d) of the Internal Revenue Code.
 - eligible deferred compensation plans as defined in Section 457 of the Internal Revenue Code.
 - employee benefit plans qualifying under Section 403(b) of the Internal Revenue Code.
 - bank maintained collective investment funds that exclusively hold assets of U.S. employee benefit plans qualified under Section 401(a) of the Internal Revenue Code and are tax exempt under Section 501(a) of the Internal Revenue Code.
 - other plans eligible to invest in bank-maintained collective funds.

Service Class shares can also be purchased by life insurance company separate accounts to fund the benefits of variable insurance contracts.

In addition, Institutional Class shares are only available for purchase if the institutional investor or any third party associated with such investor does not receive or require any compensation in the form of administrative service or Rule 12b-1 fees.

Qualified (or other retirement) plan -- or contract-directed -- purchases, exchanges and redemptions are handled in accordance with terms of the retirement plans or variable insurance contracts, subject to Fund restrictions contained herein. Since the retirement plans or variable insurance contracts may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, beneficial owners of the Service Class or Institutional Class shares should contract their designated financial intermediary directly for details concerning transactions.

To be eligible to purchase shares of the Fund, the plan or other institution must restrict individual participants from transferring assets from the Fund to another fixed income investment option which has a targeted average duration of three years or less or which seeks to maintain a stable value (a Competing
Fund). Alternatively, if a Competing Fund is an option for participant transfers, participants must be required to transfer assets to an investment option which is not a Competing Fund for a period of at least 90 days before the assets can be transferred into a Competing Fund.

WHO CAN BUY IRA CLASS SHARES

IRA shares are offered to investors who wish to purchase the Fund's shares through an individual retirement account (as defined in Sections 408 and 408A of the Code), including a traditional IRA, SEP-IRA, ROTH IRA, SIMPLE IRA, an education IRA and a KEOGH plan.

         Buying and Selling Fund Shares

BUYING SHARES

PURCHASE PRICE. The purchase or "offering" price of one share of the Fund is its "net asset value" (NAV) next determined after the order is received.
                                       No sales charge is imposed on the
                                       purchase of any class of the Fund's
                                       shares. A separate NAV is calculated for each class of shares of the Fund. Generally, NAV is based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities owned by the Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New
York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

MINIMUM INVESTMENTS --
SERVICE CLASS
To open an account                             $100,000
  .....................................................
Additional investments                             None
MINIMUM INVESTMENTS --
INSTITUTIONAL CLASS
To open an account                           $1,000,000
  .....................................................
Additional investments                             None
MINIMUM INVESTMENTS --
IRA CLASS
To open an account                               $2,000
($500 for Education IRA's)
  .....................................................
Additional investments                             $500
 --------------------------------------------------------------
These minimum investment requirements may not apply to certain retirement plans. Call 1-800-848-0920 for more information. If you purchase shares through an account at a broker, different minimum account requirements may apply.

The Fund does not calculate NAV on the following days:

  - New Year's Day
  - Martin Luther King, Jr. Day
  - Presidents' Day
  - Good Friday
  - Memorial Day
  - Independence Day
  - Labor Day
  - Thanksgiving Day
  - Christmas Day
  - Other days when the New York Stock Exchange is not open.

The Fund reserves the right not to determine an NAV when:

  - It has not received any orders to purchase, sell or exchange shares.

  - Changes in the value of Fund's portfolio do not affect the NAV.

If current market prices are not available, or if Villanova SA Capital Trust
(VSA), as the Fund's administrator or its agent, determines a price does not represent fair value, the Fund's investments may be valued at fair market value in accordance with procedures adopted by the Board of Trustees. Wrap contracts are valued at fair value in accordance with procedures adopted by the Board of Trustees of the Trust. To the extent that the Fund's investments are traded in market that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

IN-KIND PURCHASES. The Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund.

HOW TO PLACE YOUR PURCHASE ORDER

Eligible entities wishing to purchase Service Class or Institutional Class shares should contact Customer Service at 1-800-848-0920 for information regarding such purchases.

If you wish to purchase IRA Class shares, you may purchase the shares using one of the methods below.

BY MAIL. Complete and mail the application with a check or money order made payable to: Nationwide Mutual Funds, P.O. Box 1492, Columbus, Ohio 43216-1492. Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Fund will not accept third-party checks.

BY WIRE. You can request that your bank transmits funds (federal funds) by wire to the Fund's custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920 by 4 p.m. Eastern Time, and the wire must be received by the custodian bank by the close of business on the day you placed your order or your order will be cancelled. You may be liable for any loss to the Fund resulting from the cancellation. Please note that your bank may charge a fee to wire the funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers or other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Fund. If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with the Distributor.

ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

CUSTOMER SERVICE                                                  1-800-848-0920
Representatives are available to answer questions between 8 a.m. and 5 p.m. Eastern Time (Monday through Friday, except Thursday, when representatives are available between 9:30 a.m. and 5 p.m. Eastern Time).

For additional information on buying shares and shareholder services, call Customer Service or contact your sales representative.

SELLING SHARES

You can sell -- also known as redeeming -- your shares of the Fund at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable redemption fee as described below) next determined after
                                       the Fund receives your properly completed order to sell in its offices in Columbus, Ohio. Although the Fund attempts to maintain a stable net asset value, the value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of the Fund's investments at the time of sale. Your order to sell shares can be made in writing or by telephone (if you authorized telephone transactions on your application). Genernet asset value of the Fund, under extraordinary circumally, we will pay you for shares that you sell within three stances the Fund may elect to honor your request by days after receiving your order to sell.

 Properly completed orders contain all necessary paperwork to authorize and complete the transaction.
 The Fund may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a signature guarantee.

Payment for shares you recently purchased by check may be delayed until the check clears, which may take up to 10 business days from the date of your purchase.

If you make a request to sell Service Class or Institutional Class shares in an amount exceeding $250,000 or 1% of the transferring some of the securities held by the Fund directly to you. For more information about the Fund's ability to make such a redemption in kind, see the Fund's Statement of Additional Information.

RESTRICTIONS ON SALES

You may not be able to sell your shares of the Fund or the Fund may delay paying you the proceeds from a sale when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists.

SIGNATURE GUARANTEE -- IRA CLASS SHARES

A signature guarantee is required under the following circumstances:

-if your account address has changed within the last 10 business days, or -if the redemption check is made payable to anyone other than the registered shareholder, or
-if the proceeds are sent to a bank account not previously designated or changed within the past business 10 days, or
-if the proceeds are mailed to any address other than the address of record, or -if the redemption proceeds are being wired to a bank at which instructions are currently not on your account.

The Distributor reserves the right to require a signature guarantee in other circumstances, without notice.

REDEMPTION FEES

There is no redemption fee if you request a redemption of shares when the Trigger is not active. If you request a redemption of shares when the Trigger is active, generally a 2% redemption fee will be deducted from your proceeds and retained by the Fund. The Trigger is "active" if the current yield of the Dealer Commercial Paper (90-day) Index (the Index) (as measured two business days before your request is received by the Fund) exceeds the annualized gross yield

         Buying and Selling Fund Shares

of the Fund. The Index is printed daily in The Wall Street Journal. Once activated, the Trigger remains active until the gross yield of the Fund (as measured two business days before your request is received by the Fund) exceeds the yield of the Index plus 0.25%.

Even if the Trigger is "active," your redemption proceeds will not be subject to the 2% redemption fee if, with respect to Service Class or Institutional Class shares, your redemption is due to:

  - death, disability, retirement, employment termination, loans, hardships or other withdrawals permitted by the terms of your employee benefit plan; or
  - an exchange of your shares for an investment in an investment option that is not considered a Competing Fund.

The Fund uses redemption fees to help minimize the impact that redemptions may have on its performance and to cover a portion of the Fund's related administrative costs. Redemption fees may also discourage market timing by shareholders initiating redemptions to take advantage of short-term movements in interest rates.

For more information about the redemption fee and whether your redemption request may be subject to such fee, call Customer Service at 1-800-848-0920.

HOW TO PLACE YOUR SALE ORDER

You can request the sale of your IRA Class shares in any of the ways described below. Signature guarantee may be required under certain circumstances. Please refer to the section entitled "Signature Guarantee -- IRA Class Shares" on page
11. Eligible entities wishing to sell Service Class or Institutional Class shares should contact Customer Service at 1-800-848-0920 for information regarding such sales.

THROUGH OUR CUSTOMER SERVICE LINE. Unless you declined the telephone redemption privilege on your application, you can call and request that a check payable to the shareholder of record be mailed to the address of record. You can sell shares of your IRA by telephone if we receive the proper forms. The distribution from an IRA will be subject to a mandatory 10% federal withholding tax, unless you inform us in writing not to withhold taxes. For additional information or to request the forms, please call Customer Service at 1-800-848-0920. The Fund will use procedures to confirm that telephone instructions are genuine. If the Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Fund will be held harmless for any loss, claims, or liability arising from its compliance with the instructions. The Fund may record telephone instructions to sell shares. The Fund reserves the right to revoke this privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

BY BANK WIRE. Funds can be wired directly to your account at a commercial bank (a voided check must be attached to your application) unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the Fund written notice of its termination.) Your funds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE (ACH). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been reviewed by the Fund. Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the Fund written notice of its termination.)

BY MAIL OR FAX. Write a letter to Nationwide Mutual Funds, P.O. Box 1492, Columbus, Ohio 43216-1492 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must include your date of birth and indicate whether or not you want the Fund to withhold federal income tax from your proceeds. Your sale of shares will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next business day. The Fund reserves the right to require the original document if you fax your letter.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial institutions who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Fund. If you have an account with such a broker, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or its designated intermediary. Your broker or financial intermediary may charge a fee for this service.

ACCOUNTS WITH LOW BALANCES -- IRA CLASS SHARES

The Fund may sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2,000 ($500 for Education IRAs). Before the account is closed, we will give you notice and allow you 90 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts. This does not apply to Automatic Asset Accumulation accounts.

For additional information concerning your ability to sell your shares, call our Customer Service at 1-800-848-0920 or see your sales representative.

DISTRIBUTION PLAN

The Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits the Service Class and IRA Class shares of the Fund to compensate the Distributor -- for expenses associated with distributing its shares and providing shareholder services.

DISTRIBUTION AND SERVICE FEES

Under the Distribution Plan, the IRA Class and Service Class shares of the Fund pay the Distributor compensation accrued daily and paid monthly. Service Class and IRA Class shares pay an amount, not exceeding on an annual basis, 0.25% (distribution or service fee) of the Class' average daily net assets.

Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

         DISTRIBUTIONS AND TAXES
The following information is provided to help you understand the income and capital gains you can earn from owning Fund shares, as well as the federal taxes you may have to pay on this income. For tax advice regarding your personal tax situation, please speak with your tax adviser.

DISTRIBUTIONS OF INCOME AND CAPITAL GAINS

The Fund declares dividends of any available income daily and distributes them monthly. If the Fund has net realized capital gains at the end of the fiscal year (meaning the gains from sale of securities exceed any losses from sales), it will distribute this capital gain to shareholders annually. All income and capital gains distributions will be reinvested in shares of the Fund.

TAX STATUS

If you use the Fund as an investment option under a qualified employee benefit plan or retirement plan or through some other tax-deferred account, dividend and capital gain distributions from the Fund generally are not currently subject to federal income taxes. In general, the entities eligible to purchase the Fund's shares are governed by complex tax rules. You should ask your own tax adviser or plan administrator about your own tax situation, including possible state and local taxes.

Please refer to the SAI for more information regarding the tax treatment of the Fund.

         FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the life of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                                                         NATIONWIDE MORLEY CAPITAL ACCUMULATION FUND
                                                         (FORMERLY MORLEY CAPITAL ACCUMULATION FUND)
                                  ------------------------------------------------------------------------------------------
                                       PERIOD ENDED OCTOBER 31, 1999(a)                  YEAR ENDED OCTOBER 31, 2000
                                  -------------------------------------------    -------------------------------------------
                                     SERVICE       INSTITUTIONAL       IRA          SERVICE       INSTITUTIONAL       IRA
                                    CLASS(b)           CLASS          CLASS          CLASS            CLASS          CLASS
                                  -------------    -------------    ---------    -------------    -------------    ---------
NET ASSET VALUE -- BEGINNING OF
  PERIOD                             $10.00           $10.00         $10.00         $10.00           $10.00         $10.00
INVESTMENT ACTIVITIES:
  Net investment income                0.35             0.38           0.35           0.53             0.57           0.53
  Net realized and unrealized
     gain                                --               --             --           0.01             0.01           0.01
                                     ------           ------         ------         ------           ------         ------
     Total investment activities       0.35             0.38           0.35           0.54             0.58           0.54
                                     ------           ------         ------         ------           ------         ------
DISTRIBUTIONS:
  Net investment income               (0.35)           (0.38)         (0.35)         (0.54)           (0.58)         (0.54)
                                     ------           ------         ------         ------           ------         ------
     Total distributions              (0.35)           (0.38)         (0.35)         (0.54)           (0.58)         (0.54)
                                     ------           ------         ------         ------           ------         ------
NET ASSET VALUE -- END OF PERIOD     $10.00           $10.00         $10.00         $10.00           $10.00         $10.00
                                     ======           ======         ======         ======           ======         ======
Total Return (excluding sales
  charges)                             3.60%(c)         3.91%(c)       3.60%(c)       5.52%            5.93%          5.51%
RATIOS AND SUPPLEMENTAL DATA:
  Net Assets, end of period
     (000)                           $1,051           $5,131         $1,829         $8,820           $8,973         $1,867
  Ratio of expenses to average
     net assets                        0.95%(d)         0.55%(d)       0.95%(d)       0.95%            0.55%          0.95%
  Ratio of expenses to average
     net assets*                       6.10%(d)         4.18%(d)       4.65%(d)       1.80%            1.47%          1.81%
  Ratio of net investment income
     to average net assets             4.74%(d)         5.17%(d)       4.77%(d)       5.51%            5.85%          5.38%
  Portfolio turnover rate (e)          8.20%(c)         8.20%(c)       8.20%(c)      28.30%           28.30%         28.30%

---------------
 *  Ratios calculated as if no fees were waived and/or expenses reimbursed.
(a)  The Fund commenced operations on February 1, 1999.
(b) Formerly known as Institutional Service Class.
(c)Not annualized.
(d)  Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

INFORMATION FROM NATIONWIDE

Please read this Prospectus before you invest, and keep it with your records. The following documents contain additional information about the Fund. To obtain a document free of charge, contact us at the address or number listed below.

- SAI (incorporated by reference in this Prospectus)

- Annual Report (which contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance) (as available)

- Semi-Annual Report (as available)

FOR ADDITIONAL INFORMATION CONTACT:

Nationwide Family of Funds
P.O. Box 1492
Columbus, Ohio 43216-1492
(614) 428-3278 (fax)

[Nationwide Logo]

FOR INFORMATION, ASSISTANCE AND WIRE ORDERS:

1-800-848-0920 (toll free, 8 a.m. -- 5 p.m. Eastern Time (Monday through Friday, except Thursday, when representatives are available between 9:30 a.m. and 5 p.m. Eastern Time)).

FOR 24-HOUR ACCOUNT ACCESS:

1-800-637-0012 (toll free)

Also, visit the Nationwide Family of Funds' website at www.nationwidefunds.com

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov
INVESTMENT COMPANY ACT FILE NO. 811-08495

NATIONWIDE FAMILY OF FUNDS
P.O. BOX 1492
COLUMBUS, OHIO 43216-1492

HS-1327-3/01

NATIONWIDE(R) MUTUAL FUNDS

- NorthPointe Small Cap Value Fund

March 1, 2001

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

         TABLE OF CONTENTS

FUND SUMMARY.................................................................. 2

MORE ABOUT THE FUND..........................................................  4
Principal Investments and Techniques.........................................  4
Principal Risks..............................................................  4

MANAGEMENT...................................................................  7
Investment Adviser...........................................................  7
Subadviser...................................................................  7
Prior Performance of the Portfolio Managers..................................  7

BUYING, SELLING AND EXCHANGING FUND SHARES...................................  8
Buying Shares................................................................  8
Selling Shares...............................................................  9
Exchanging Shares............................................................  9

DISTRIBUTIONS AND TAXES...................................................... 10
Distributions of Income Dividends............................................ 10
Distributions of Capital Gains............................................... 10
Reinvesting Distributions.................................................... 10
State and Local Taxes........................................................ 10
Selling Fund Shares.......................................................... 10
Exchanging Fund Shares....................................................... 10

FINANCIAL HIGHLIGHTS......................................................... 11

ADDITIONAL INFORMATION................................................BACK COVER

         FUND SUMMARY
This prospectus provides information about the NorthPointe Small Cap Value Fund (the "Fund"). The following section summarizes key information about the Fund, including information regarding the investment objective, principal strategies, principal risks, performance and fees for the Fund. The Fund's investment objective can be changed without shareholder approval. Use the summary to compare the Fund with other mutual funds. More detailed information about the risks and investment techniques of the Fund can be found in "More about the Fund" beginning on page 4. "You" and "your" refer to potential investors and current shareholders of the Fund.
The Fund Summary contains a discussion of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its objective or that the Fund's performance will be positive for any period of time.

 MARKET CAPITALIZATION is a common
 way to measure the size of a
 company based on the price of its
 common stock; it's simply the
 number of outstanding shares of
 the company multiplied by the
 current share price.

 The Fund invests primarily in
 stocks of U.S. and foreign
 companies, which it considers to
 be "value" companies. These
 companies have good earnings
 growth potential and the Fund's
 subadviser believes that the
 market has undervalued them. The
 Fund will also invest in
 unrecognized stocks and stocks of
 special situation companies and
 turnarounds (companies that have
 experienced significant business
 problems but which the subadviser
 believes have favorable prospects
 for recovery).


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long-term capital appreciation through investment in common stocks or their equivalents.
[insert box]

Villanova Mutual Fund Capital Trust (VMF) has selected NorthPointe Capital LLC as the subadviser to manage the Fund's portfolio on a day to day basis. The Fund pursues its investment objective by
                                       investing, under normal market
                                       conditions, at least 65% of its total
                                       assets in equity securities of companies
whose equity market capitalizations at the time of investment are similar to the market capitalizations of companies in the Russell(R) 2000(1)
                                       Index, known as small cap companies. The
                                       Russell 2000, published by the Frank
                                       Russell Company, is an index consisting
                                       of approximately 2,000 companies with
                                       small market capitalizations relative to the market capitalizations of other U.S. companies. As of December 31, 2000, the market capitalizations of companies in the Russell 2000 ranged from $178 million to $1.5 billion. The market capitalization range for companies in the Russell 2000 is updated annually. [insert box]

Smaller capitalization companies are often undervalued for one of the following reasons: (1) institutional investors, which currently represent a majority of the trading volume in the shares of publicly traded companies, are often less interested in smaller capitalization companies because of the difficulty of acquiring a meaningful position without purchasing a large percentage of the company's outstanding equity securities; and (2) such companies may not be regularly researched by securities analysts, which could result in greater discrepancies in valuation.

In addition to investing in small cap companies, the Fund may also invest in larger capitalization companies and in real estate investment trusts (REITS).

The subadviser will consider selling a security if there are more attractive securities available, if the business environment is changing or to control the overall risk of the portfolio.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.
---------------

(1)The Russell 2000(R) Index is a registered service mark of The Frank Russell Company which does not sponsor and is in no way affiliated with the Fund.

SMALL CAP RISK. The Fund's investments in smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of small capitalization companies are usually less stable in price and less liquid than the stocks of larger companies.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor value-oriented stocks. Rather, the market could favor growth stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on value-style stocks, performance may at time be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

RISKS RELATED TO INVESTING FOR VALUE. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Because the Fund generally focuses on value-style stocks, the Fund's performance at times may be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

FOREIGN RISK. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement.

For more detailed information about the Fund's investments and risks, see "More About the Fund" beginning on page 4.

PERFORMANCE

No performance information is provided because the Fund did not begin operations until June 29, 2000. For the performance of a comparable mutual fund for which the Fund's portfolio managers provided investment advice, please refer to "Management" on page 7.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                 Institutional
                                                     Class
                                                    shares
--------------------------------------------------------------
Shareholder Fees                                 None
(paid directly from your investment)
Annual Fund Operating Expenses
(deducted from Fund assets)
-----------------------------------------------------------------
Management Fees(1)                                  0.85%
 .................................................................
Distribution and/or Service                         None
(12b-1) Fees
 .................................................................
Other Expenses(2)                                   0.94%
-----------------------------------------------------------------
TOTAL ANNUAL FUND                                   1.79%
OPERATING EXPENSES
Amount of Fee Waiver/Expense                        0.79%
Reimbursement
-----------------------------------------------------------------
Net Expenses After Waivers(3)                       1.00%

---------------

(1) The Fund commenced operations on June 29, 2000. As a result, the management fee represents the fee which is payable to the adviser under its contract with the Fund.

(2) As a new fund these are estimates for the current fiscal year ending in October 31, 2001. These estimates do not take into account the expense limitation agreement between the Fund and the adviser.

(3) Villanova Mutual Fund Capital Trust, (VMF), the Fund's investment adviser, and the Fund have entered into a written contract limiting operating expenses to those listed in "Net Expenses After Waivers" through February 28, 2002. The Fund is authorized to reimburse the adviser for management fees previously waived and/ or for the cost of Other Expenses paid by VMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse VMF in this manner only applies to fees paid or reimbursement made by VMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses and expense waivers for only one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 year   3 years
----------------------------------------------------------
Institutional Class shares                 $102     $486

         MORE ABOUT THE FUND

PRINCIPAL INVESTMENTS AND TECHNIQUES

The Fund may use the principal investment techniques to increase returns, protect assets or diversify investments. These techniques are subject to certain risks. The Statement of Additional Information (SAI) contains additional information about the Fund, including the Fund's other investment techniques. To obtain a copy of the SAI, see the back cover.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities -- also known as convertibles -- including bonds, debentures, notes, preferred stocks, and other securities. Convertibles are hybrid securities that have characteristics of both bonds and stocks. Like bonds, they pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stock.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertible's market value. For example, as an underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a good source of dependable income. Therefore, if interest rates increase and "newer," better-paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar non-convertible securities such as bonds (bondholders must generally be paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a nationally recognized rating agency, or they are not rated at all.

PREFERRED STOCK. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate but do not participate in other amounts available for distribution by the issuer. Dividends on preferred stock may be cumulative, and cumulative dividends must be paid before common shareholders receive any dividends. Because preferred stock dividends usually must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible securities may be subordinated to other preferred stock of the same issuer.

WARRANTS. A warrant is a security that gives the holder of the warrant the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

REITS. The Fund may invest in real estate investment trusts (REITs). REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs.

REITs involve certain risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others, possible declines in the value of real estate, possible lack of availability of mortgage funds, and extended vacancies of properties.

PRINCIPAL RISKS

SMALL CAP RISK. Historically, the securities of small companies have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small companies, the lower degree of liquidity in the markets for such securities, the greater impact caused by changes in investor perception of value, and the greater sensitivity of small cap companies to changing economic conditions. In addition, small cap companies may:

  - lack depth of management
  - lack a proven track record
  - be unable to generate funds necessary for growth or development
  - be developing or marketing new products or services for which markets are not yet established and may never become established
  - market products or services which may become quickly obsolete.

Small cap companies in the technology and biotechnology sectors may be subject to abrupt or erratic price movements. Therefore, while small cap companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

FOREIGN RISK. Foreign security investment involves special risks not present in U.S. investments that can increase the chances that the Fund will lose money.

  - COUNTRY. General securities market movements in any country in which the Fund has investments, are likely to affect the value of the Fund's securities that trade in that country. These movements will affect the Fund's share price and the Fund's performance. The political, economic and social structures of some countries in which the Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

  - FOREIGN MARKETS. There are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may make it difficult for the Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

  - GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. The Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the Fund's portfolio manager to completely and accurately determine a company's financial condition.

  - CURRENCY. Some of the Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the Fund owns as well as a Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

         More About the Fund

RISK ASSOCIATED WITH VALUE STOCKS. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. In comparison, a growth stock's price may be more directly linked to market developments than a value stock's price. However, value stocks tend to have higher dividend yields than growth stocks. This means they depend less on price changes for returns. Accordingly, they might not participate in upward market movements, but may be less adversely affected in a down market compared to lower yielding stocks.

TEMPORARY DEFENSIVE POSITIONS

In response to economic, political or unusual market conditions, the Fund may invest up to 100% of its assets in cash or money market obligations. Should this occur, the Fund will not meet its investment objectives, and may miss potential market upswings.

         MANAGEMENT

INVESTMENT ADVISER

Villanova Mutual Fund Capital Trust (VMF), 1200 River Road, Conshohocken, PA 19428, manages the investment of the Fund's assets and supervises the daily business affairs of the Fund. Subject to the supervision and direction of the Trustees, VMF also monitors the performance of the subadviser. VMF is authorized to select and place portfolio investments on behalf of the Fund; however, VMF does not intend to do so at this time. VMF was organized in 1999 and manages mutual fund assets. As of December 31, 2000, VMF and its affiliates had approximately $23.3 billion in assets under management.

The Fund pays VMF a management fee of 0.85% which is based on the Fund's average daily net assets.

SUBADVISER

NorthPointe Capital, LLC (NorthPointe), 101 West Beaver Road, Suite 1125, Troy, Michigan 48084 is the Fund's subadviser. Subject to the supervision of VMF and the Trustees, NorthPointe will manage the Fund's assets in accordance with the Fund's investment objective and strategies. NorthPointe will make investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities. NorthPointe was organized in 1999 and also manages other Nationwide Funds, as well as institutional accounts.

Jeffrey C. Petherick and Mary C. Champagne are co-portfolio managers of the Fund. Mr. Petherick and Ms. Champagne joined NorthPointe in January 2000, and between June 1995 and December 1999, co-managed institutional and retail small cap value equity investments at Loomis, Sayles & Company, L.P., including the Loomis Sayles Small Cap Value Fund. Mr. Petherick joined Loomis, Sayles in 1990. Ms. Champagne joined Loomis, Sayles in 1993.

PRIOR PERFORMANCE OF THE PORTFOLIO MANAGERS

As described above, Mr. Petherick and Ms. Champagne were primarily responsible for managing another mutual fund with investment objectives and strategies that are substantially similar, but not necessarily identical, to the Fund. That Fund was the Loomis Sayles Small Cap Value Fund (the "Prior Fund"). They managed the Prior Fund together beginning in June 1995 through December 1999. Performance for the Prior Fund follows. This performance for the Prior Fund reflects changes in the share prices and reinvestment of dividends and distributions, and is net of all fees and expenses. The Prior Fund's performance is shown for the Institutional Shares which have been in existence for the longest period of time; the expenses of the Institutional Shares are lower than the expenses for Institutional Class Shares of the Fund.

LOOMIS SAYLES SMALL CAP VALUE FUND -- INSTITUTIONAL SHARES

                                  ANNUALIZED
                                    TOTAL        RUSSELL 2000
                                   RETURN*          INDEX
1 year ended December 31, 1999       0.37%          21.26%
Period from July 1, 1995 until
  December 31, 1999**               15.61%          15.21%

 * Total returns would have been lower had the adviser not reduced its advisory fee and/or borne other operating expenses. Likewise, total returns for the Prior Fund would have been lower if the expenses associated with the NorthPointe Small Cap Value Fund were applied to the Prior Fund.

** Mr. Petherick and Ms. Champagne began co-managing the Institutional Class shares of the Loomis Sayles Small Cap Value Fund in June of 1995.

Included for comparison are performance figures of the Russell 2000 Index, an unmanaged index that measures the performance of equity securities. The securities found in the Russell 2000 Index are similar, but not identical, to those in the Fund's portfolio as well as those securities which were found in the portfolio of the Prior Fund that was managed by Mr. Petherick and Ms. Champagne.

We have included performance information about the Prior Fund for comparison purposes, BUT THIS MUTUAL FUND IS SEPARATE AND DISTINCT FROM THE FUND. ITS PERFORMANCE DOES NOT GUARANTEE SIMILAR RESULTS FOR THE FUND AND SHOULD NOT BE VIEWED AS A SUBSTITUTE FOR THE FUND'S OWN PERFORMANCE.

The performance of the Prior Fund when managed by Mr. Petherick and Ms. Champagne may not be comparable to the performance of the Fund because of the following differences:

  - brokerage commissions and dealer spreads
  - expenses (including management fees)
  - the size of the investment in a particular security in relation to the portfolio size
  - the timing of purchases and sales (including the affect of market conditions at that time)
  - the timing of cash flows into the portfolio
  - the availability of cash flows into the portfolio

Average annual total return represents the average change over a specified period of time in the value of an investment after reinvesting all income and capital gains distributions. The historical performance information is based on information found in Factset. The Fund believes that it is reliable, but the Fund has not independently verified it.

         BUYING, SELLING AND EXCHANGING FUND SHARES

BUYING SHARES

The Fund's Institutional Class shares are available for purchase only by the following:

  - Funds of funds offered by VMF or other affiliates of the Trust.

  - Tax-exempt employee benefit plans if no third party administrator for the plan receives compensation from the Fund.

  - Institutional advisory accounts of VMF or its affiliates and those having client relationships with an affiliate of VMF, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts.

  - A bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Class shares, where the investment is not part of a program that requires payment to the financial institution of a Rule 12b-1 or administrative service fee.

  - Registered investment advisers investing on behalf of institutions and high net-worth individuals whose money is entrusted to the adviser for investment purposes, if the adviser is affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.

  - High net worth individuals desiring to purchase shares of the Fund directly through the Fund's distributor provided they are able to satisfy the minimum investment requirements described below.

Nationwide Advisory Services, Inc. is currently the Fund's distributor. It is anticipated that on or about June 30, 2001, Villanova Distribution Services, Inc. will become the Fund's distributor.

PURCHASE PRICE. The purchase or "offering" price of each share of the Fund is its "net asset value" (NAV) next determined after the order is received.
                                       Generally, the NAV is based on the market value of the securities owned by the Fund less its liabilities. NAV is determined at the close of regular trading on the New York Stock Exchange
(usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.
[insert box]

 MINIMUM INVESTMENTS

 To open an account                          $3,000,000
 ......................................................
 Additional investments                         $50,000

 These minimum investment amounts may be waived under certain circumstances.

The Fund does not calculate NAV on the following days:
  - New Year's Day
  - Martin Luther King, Jr. Day
  - Presidents' Day
  - Good Friday
  - Memorial Day
  - Independence Day
  - Labor Day
  - Thanksgiving Day
  - Christmas Day
  - Other days when the New York Stock Exchange is not open.

The Fund reserves the right not to determine an NAV when:

  - It has not received any orders to purchase, sell or exchange shares.

  - There are no changes in the value of the Fund's portfolio which would affect the NAV.

If current prices are not available, or if Villanova SA Capital Trust (VSA), as the Fund's administrator or its agent, determines a price does not represent fair value, the Fund's investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees of the Trust. To the extent that the Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

IN-KIND PURCHASES.   The Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund.

HOW TO PLACE YOUR PURCHASE ORDER

Eligible entities wishing to purchase Fund shares should contact Customer Service at 1-800-848-0920 for information regarding such purchases.

Shareholders are entitled to a wide variety of services by contacting:

NATIONWIDE FUNDS NOW                                              1-800-637-0012

Our customized voice-response system, available 24 hours a day, seven days a week

CUSTOMER SERVICE                                                  1-800-848-0920

Representatives are available to answer questions between 8 a.m. and 5 p.m. Eastern Time. (Monday through Friday, except Thursday, when representatives are available between 9:30 a.m. and 5 p.m. Eastern Time.)

SELLING SHARES

You can sell -- also known as redeeming -- your shares of the Fund at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV next determined after the Fund receives your properly completed order to sell in its offices in Columbus, Ohio. Of course, the value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of the Fund's investments at the time of sale.
[insert box]

Properly completed orders contain all necessary paperwork to authorize and complete the transaction. NAS may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a signature guarantee.

RESTRICTIONS ON SALES

You may not be able to sell your shares of the Fund or the Fund may delay paying you the proceeds from a sale when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists.

HOW TO PLACE YOUR SALE ORDER

If you wish to sell your shares you should contact Customer Service at 1-800-848-0920 for information regarding such sales.

EXCHANGING SHARES

You can exchange the shares you own for shares of another
                                       fund within Nationwide Mutual Funds
                                       (except the Nationwide Morley Capital
                                       Accumulation, the Prestige Balanced and
                                       the Prestige International Funds) as long as they are the same class of shares, both accounts have the same owner, and your first purchase in that new fund meets that fund's minimum investment requirement.
[insert box]

 CAPITAL GAINS TAXES
 Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes.
 Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see
 "Distributions and Taxes -- Exchanging Fund Shares" on page 10.

HOW TO PLACE YOUR EXCHANGE ORDER

You should contact the Fund at 1-800-848-0920 to get information on how to request an exchange of shares. Your exchange will be processed on the date the Fund receives your request. If your request is received after 4 p.m. Eastern Time, it will be processed the next business day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling Nationwide Funds NOW, our automated voice-response system, or by logging on to our website at www.nationwidefunds.com. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days' written notice to shareholders.

EXCESSIVE EXCHANGE ACTIVITY

The Fund reserves the right to reject any exchange request it believes will increase transaction costs, or otherwise adversely affect other shareholders. Specifically, exchange activity may be limited to 12 exchanges within a one year period or 1% of the Fund's NAV. The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

         DISTRIBUTIONS AND TAXES
The following information is provided to help you understand the income and capital gains you can earn from owning Fund shares, as well as the federal taxes you may have to pay on this income. For tax advice regarding your personal tax situation, please speak with your tax adviser.

DISTRIBUTIONS OF INCOME DIVIDENDS

Every quarter, the Fund distributes any available income dividends to shareholders. Income dividends are taxable to you as ordinary income for federal income tax purposes, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. The amount of income dividends distributed to you will be reported in a Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividend-received deduction.

DISTRIBUTIONS OF CAPITAL GAINS

If the Fund has net realized capital gains at the end of the calendar year (meaning the gains from sales of securities exceed any losses from sales), it will distribute this capital gain to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. On Form 1099, we will report the amount of net short-term capital gains and net long-term capital gains distributed to you during the year. Currently, for individuals, long-term capital gains are taxed at a maximum rate of 20%; short-term capital gains are taxed as ordinary income, such as interest or dividends. For more information regarding capital gains tax rates, speak with your tax adviser.

REINVESTING DISTRIBUTIONS

All income and capital gains distributions will be reinvested in shares of the Fund. You may request a payment in cash in writing. You may be subject to tax on
                                       reinvested distributions. If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that that remain uncashed for six months will be canceled and the all future distributions are reinvested in your account. Checks

 CHANGING YOUR DISTRIBUTION OPTION
 If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.
money reinvested in the Fund as of the cancellation date. No interest is paid during the time the check is outstanding.

You may be subject to federal backup withholding at a rate of 31% of each distribution unless you certify that the taxpayer identification number you gave us is correct, and that you are not subject to withholding. (We will, however, withhold taxes if the Internal Revenue Service notifies us that such certifications are not accurate, or as may otherwise be required under the Internal Revenue Code.)

STATE AND LOCAL TAXES

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser.

SELLING FUND SHARES

Selling Fund shares for more than you paid for them gives you a capital gain, which is subject to federal income tax. The amount of the tax depends on how long you held your shares. For individuals, long-term capital gains are currently taxed at a maximum rate of 20%; and short-term capital gains are taxed as ordinary income, such as interest or dividends. Capital gains from your sale of Fund shares are not reported on Form 1099; you or your tax adviser should keep track of your purchases, sales, and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you have.

EXCHANGING FUND SHARES

Exchanging your shares of the Fund is considered a sale for income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you have capital gains, which are subject to the federal income taxes described above. If you exchange Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you have.

         FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the life of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions and no sales charges). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, are included in the Trust's annual reports, which are available upon request.

                                                                   PERIOD ENDED
                                                                OCTOBER 31, 2000(a)
                                                                -------------------
                                                                   INSTITUTIONAL
                                                                   CLASS SHARES
                                                                -------------------
NET ASSET VALUE -- BEGINNING OF PERIOD                                $ 10.00
INVESTMENT ACTIVITIES:
  Net investment income                                                  0.02
  Net realized and unrealized gain                                       0.49
                                                                      -------
     Total investment activities                                         0.51
                                                                      -------
DISTRIBUTIONS:
  Net investment income                                                 (0.01)
                                                                      -------
     Total distributions                                                (0.01)
                                                                      -------
NET ASSET VALUE -- END OF PERIOD                                      $ 10.50
                                                                      =======
Total Return (excluding sales charge)(b)                                 5.14%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)                                  $23.359
  Ratio of expenses to average net assets(c)                             1.00%
  Ratio of net investment income to average net assets(c)                0.82%
  Ratio of expenses to average net assets(*,c)                           1.79%
  Portfolio turnover rate(b)                                            49.93%

---------------

 * Ratios calculated as if no fees were waived and/or expenses reimbursed.

(a) The Fund commenced operations on June 29, 2000.

(b) Not annualized.

(c) Annualized.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

INFORMATION FROM NATIONWIDE

Please read this Prospectus before you invest, and keep it with your records. The following documents contain additional information about the Fund. To obtain a document free of charge, contact us at the address or number listed below.

-Statement of Additional Information (incorporated by reference in this Prospectus)

-Annual Reports (which contain a discussion of the market conditions and investment strategies that significantly affected Fund's performance) (as available)

-Semi-Annual Reports (as available)

FOR ADDITIONAL INFORMATION CONTACT:

Nationwide Family of Funds
P.O. Box 1492
Columbus, Ohio 43216-1492
(614) 428-3278 (fax)

[Nationwide Logo]

FOR INFORMATION, ASSISTANCE AND WIRE ORDERS:

1-800-848-0920 (toll free, 8 a.m.- 5 p.m. Eastern Time (Monday through Friday, except Thursday, when representatives are available between 9:30 a.m. and 5 p.m. Eastern Time.))

FOR 24-HOUR ACCOUNT ACCESS:

1-800-637-0012 (toll free)
Also, visit the Nationwide Family of Funds' website at www.nationwidefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

INVESTMENT COMPANY ACT FILE NO. 811-08495

NATIONWIDE FAMILY OF FUNDS
P.O. BOX 1492
COLUMBUS, OHIO 43216-1492

HS-1328-3/01

Prospectus

March 1, 2001

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

- Nationwide(R) S&P 500 Index Fund

- Nationwide(R) Small Cap Index Fund

- Nationwide(R) Mid Cap Market Index Fund

- Nationwide(R) International Index Fund

- Nationwide(R) Bond Index Fund

         TABLE OF CONTENTS

FUND SUMMARIES........................  2
Nationwide S&P 500 Index Fund.........  3
Nationwide Small Cap Index Fund.......  6
Nationwide Mid Cap Market Index
Fund..................................  9
Nationwide International Index Fund... 12
Nationwide Bond Index Fund............ 15

MORE ABOUT THE FUNDS.................. 18
Principal Investments and
Techniques............................ 18
Investment Risks...................... 21

MANAGEMENT............................ 25

BUYING, SELLING AND EXCHANGING FUND
SHARES................................ 27
Choosing a Share Class................ 27
Buying Shares......................... 29
Selling Shares........................ 32
Distribution Plan..................... 34
Exchanging Shares..................... 34

DISTRIBUTIONS AND TAXES............... 36
Distributions of Income Dividends..... 36
Distributions of Capital Gains........ 36
Reinvesting Distributions............. 36
State and Local Taxes................. 36
Selling Fund Shares................... 36
Exchanging Fund Shares................ 36

FINANCIAL HIGHLIGHTS.................. 37

ADDITIONAL INFORMATION................ BACK COVER

         FUND SUMMARIES
This Prospectus provides information about five of the Nationwide Mutual Funds:
Nationwide S&P 500 Index Fund, Nationwide Small Cap Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide International Index Fund and Nationwide Bond Index Fund (together, the "Funds"). The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for all the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare the Funds with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds" beginning on page 18. "You" and "your" refer to potential investors and current shareholders of one or more of the Funds.

The Fund Summaries contain a discussion of the general risks of investing in the Funds. As with any mutual fund, there can be no guarantee that any Fund will meet its objective or that a Fund's performance will be positive for any period of time.

A QUICK NOTE ABOUT SHARE CLASSES

Each Fund has three different share classes -- Class A, Class B and Institutional Class. In addition, the Nationwide S&P 500 Index Fund also has Local Fund, Service Class and Institutional Service Class shares. The fees, sales charges and expenses for each share class are different, but each share class of a particular Fund represents an investment in the same assets. Having different classes simply lets you choose the cost structure that is right for you.

The fees and expenses for each Fund are set forth in the Fund Summaries. For more information about which share class is right for you, see "Buying, Selling and Exchanging Fund Shares -- Choosing a Share Class" beginning on page 27.

ABOUT EACH FUND GENERALLY

Each Fund employs a "passive" management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of that Fund's index. Each Fund will be substantially invested in securities in the applicable index, and will invest at least 80% of its assets in securities or other financial instruments in, or correlated with, the applicable index. The S&P 500 Index Fund can change its investment objective without shareholder approval. Each of the remaining Funds may change its investment objective without shareholder approval if the series in which the Fund invests changes its investment objective or if the Fund invests in another series. Each of the remaining Funds may also change its target index without shareholder approval if Fund management believes a different index would better enable the Fund to match the performance of the market segment represented by the current index.

The Small Cap Index, Mid Cap Market Index, International Index and Bond Index Funds invest all of their assets in a Series of Quantitative Master Series Trust that has the same objectives as the Fund. All investments will be made at the level of the Series. This structure is sometimes called a "master/feeder" structure. Each of these Fund's investment results will correspond directly to the investment results of the underlying Series it invests in. For simplicity with respect to these Funds, this Prospectus uses the term "Fund" to include the underlying Series a Fund invests in. There is no guarantee that these Funds will achieve their objectives.

         FUND SUMMARIES -- NATIONWIDE S&P 500 INDEX FUND

OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks, as represented by the Standard & Poor's 500 Composite Stock Price Index (the S&P 500).(1) The S&P 500 is a market-weighted index composed of approximately 500 common stocks chosen by Standard & Poor's based on a number of factors including industry group representation, market value, economic sector and operating/ financial condition.

A MARKET-WEIGHTED INDEX is an index in which the weighting of each security is based on its market capitalization. In a market-weighted index, changes in the price of a company with a large capitalization affect the level of the index more than changes in the price of a company with a smaller market capitalization.

The Fund invests in a statistically selected sample of stocks included in the S&P 500 and in derivative instruments linked to the S&P 500. The Fund may not invest in all of the common stocks in the S&P 500, or in the same weightings as in the S&P 500. Because the Fund seeks to invest in assets whose performance matches the performance of the S&P 500, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The Fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the S&P 500 as a whole. The Fund may also engage in securities lending.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current share price.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

SELECTION RISK. The Fund is also subject to selection risk, which is the risk that the Fund's investments, which may not fully replicate the S&P 500, may perform differently from the securities in the S&P 500. The Fund will attempt to be fully invested at all times and generally will not hold a significant portion of its assets in cash. The Fund will generally not attempt to hedge against adverse market movements. Therefore, the Fund might go down in value more than other mutual funds in the event of a general market decline. In addition, an index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the S&P 500 as closely as possible, it will tend to underperform the index to some degree over time.

NON-DIVERSIFIED FUND RISK. The Fund is a non-diversified fund, which means that it may invest more of its assets in fewer companies than if it were a diversified fund. By concentrating more assets in a smaller number of investments, the Fund's risk is increased because some investments have a greater effect on the Fund's performance. This helps the Fund's performance when its investments are successful, but also hurts the Fund's performance when its investments are unsuccessful.

---------------
(1) "Standard & Poor's", "S&P", "S&P 500", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. For further information regarding the trademark licenses, see the Statement of Additional Information (SAI).
For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 18.

         Fund Summaries -- Nationwide S&P 500 Index Fund

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility -- or variability -- of the Fund's annual total returns over time and shows that fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL RETURNS -- LOCAL FUND SHARES

[GRAPH]

1999                                               20.08%
2000                                               -9.41%

Best Quarter - Shares:   14.59%   4th qtr of 1999
Worst Quarter - Shares: -7.84%   4th qtr of 2000

Average annual returns -- as of December 31,   One        Since
2000(1)                                        Year       Inception (2)
------------------------------------------------------------------------
Class A Shares(3)                              -14.50%         4.58%
 ........................................................................
Class B Shares(4)                              -14.22%         5.77%
 ........................................................................
Service Class Shares                            -9.68%         6.76%
 ........................................................................
Institutional Service Class Shares              -9.54%         6.96%
 ........................................................................
Institutional Class Shares(5)                   -8.97%         7.29%
 ........................................................................
Local Fund Shares                               -9.41%         7.08%
 ........................................................................
S&P 500(6)                                      -9.11%        10.20%

---------------

(1)These returns reflect performance after sales charges, if any, and expenses are deducted.

(2) The Fund's Local Fund Shares began operations on July 24, 1998. The Fund's Institutional Service Class and Service Class shares (formerly the Class Y and R shares, respectively) began operations on November 2, 1998.
(3) Performance represents that of Local Fund Shares, which was achieved prior to the creation of Class A on December 30, 1999, restated to reflect Class A Shares' maximum sales charge but not its estimated expenses. Had this class been in existence for the time periods presented, the performance of the class would have been lower as a result of its additional expenses.

(4) Performance represents that of Local Fund Shares, which was achieved prior to the creation of Class B on December 30, 1999, restated to reflect Class B Shares' contingent deferred sales charge but not its estimated expenses. Had this class been in existence for the time periods presented, the performance of the class would have been lower as a result of its additional expenses.

(5) Performance represents that of Local Fund Shares, which was achieved prior to the creation of the Institutional Class on December 30, 1999, and does not reflect Institutional Class Shares' lower estimated expenses.

(6) The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies, as described on page 3. The since inception return for the Index is from inception of the Local Fund shares. These returns do not include the effect of any sales charges or expenses. If sales charges or expenses were deducted, the actual return of this Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund.

                                                        Institutional
  Shareholder Fees(1)                         Service   Service         Institutional   Local
(paid directly from your  Class A   Class B   Class     Class           Class            Fund
      investment)         Shares    Shares    Shares    Shares          Shares          Shares
----------------------------------------------------------------------------------------------
Maximum Sales Charge      5.75%(2)  None      None       None            None           None
(Load) imposed on
purchases (as a
percentage of offering
price)
 ..............................................................................................
Maximum Deferred Sales    None(3)   5.00%(4)  None       None            None           None
Charge (Load) imposed on
redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)

Annual Fund                                          Institutional
Operating Expenses                         Service   Service         Institutional   Local
(deducted from         Class A   Class B   Class     Class           Class           Fund
Fund assets)           Shares    Shares    Shares    Shares          Shares          Shares
-------------------------------------------------------------------------------------------
Management Fees        0.13%     0.13%     0.13%      0.13%           0.13%          0.13%
 ...........................................................................................
Distribution and/or    0.25%     1.00%     0.15%      None            None           0.07%
Service
(12b-1) Fees
 ...........................................................................................
Other Expenses         0.50%     0.92%     0.42%      0.42%           0.17%          0.18%
-------------------------------------------------------------------------------------------
Total Annual           0.88%     2.05%     0.70%      0.55%           0.30%          0.38%
Fund Operating
Expenses
 ...........................................................................................
Amount of Fee          0.25%     0.82%     0.07%      0.07%           0.07%          0.03%
Waiver/Expense
Reimbursement
-------------------------------------------------------------------------------------------
NET EXPENSES AFTER     0.63%     1.23%     0.63%      0.48%           0.23%          0.35%
WAIVERS(5)

---------------

(1) If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.

(2)As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares -- Buying Shares -- Class A sales charges" beginning on page 29.

(3)A contingent deferred sales charge (CDSC) of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge.

(4)A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Shares -- Selling Shares -- Contingent deferred sales charge
   (CDSC) on Class A and Class B shares" on page 32.

(5) Villanova Mutual Fund Capital Trust (VMF), the Fund's investment adviser, and the Fund have entered into a written contract limiting operating expenses to those listed in "Net Expenses After Waivers" through February 28, 2002. The Fund is authorized to reimburse VMF for management fees previously waived and/or for the cost of Other Expenses paid by VMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse VMF in this manner only applies to fees paid or reimbursements made by VMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses, and expense waivers for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 year   3 years   5 years   10 years
----------------------------------------------------------------
Class A Shares              $636     $816     $1,012     $1,575
 ................................................................
Class B Shares              $625     $863     $1,228     $1,867
 ................................................................
Service Class Shares        $ 64     $217     $  383     $  864
 ................................................................
Institutional Service
Class Shares                $ 49     $169     $  300     $  683
 ................................................................
Institutional Class
Shares                      $ 24     $ 89     $  162     $  374
 ................................................................
Local Fund Shares           $ 36     $119     $  210     $  477

You would pay the following expenses on the same investment if you did not sell your shares(1):

                           1 year   3 years   5 years   10 years
----------------------------------------------------------------
Class B Shares              $125     $563     $1,028     $1,867

---------------

(1)Expenses paid on the same investment for all shares except Class B shares do not change whether or not you sell your shares.

         FUND SUMMARIES -- NATIONWIDE SMALL CAP INDEX FUND

OBJECTIVE AND PRINCIPAL STRATEGIES
The Fund seeks to match the performance of the Russell 2000 Index(1) (the Russell 2000) as closely as possible before the deduction of Fund expenses. The Russell 2000 is a market-weighted index composed of approximately 2,000 common stocks issued by smaller-capitalization
                                       U.S. companies in a wide range of
                                       businesses.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current share price.

The Small Cap Index Fund invests in a statistically selected sample of stocks included in the Russell 2000 and in derivative instruments linked to the Russell 2000. The Fund may not invest in all of the common stocks in the Russell 2000, or in the same weightings as in the Russell 2000. The Fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the Russell 2000 as a whole. Because the Fund seeks to invest in assets whose performance matches the performance of the Russell 2000, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The Fund may also engage in securities lending.

 A MARKET-WEIGHTED INDEX is an index in which the weighting of each security is based on its market capitalization. In a market-weighted index, changes in the price of a company with a large capitalization affect the level of the index more than changes in the price of a company with a smaller market capitalization.

---------------
(1) The Russell 2000(R) Index is a registered service mark of The Frank Russell Company which does not sponsor and is in no way affiliated with the Fund.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

SELECTION RISK. The Fund is also subject to selection risk, which is the risk that the Fund's investments, which may not fully replicate the Russell 2000 Index, may perform differently from the securities in the Russell 2000 Index. The Fund will attempt to be fully invested at all times and generally will not hold a significant portion of its assets in cash. The Fund will generally not attempt to hedge against adverse market movements. Therefore, the Fund might go down in value more than other mutual funds in the event of a general market decline. In addition, an index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the Russell 2000 as closely as possible, it will tend to underperform the Index to some degree over time.

NON-DIVERSIFIED FUND RISK. The Fund is a non-diversified fund, which means that it may invest more of its assets in fewer companies than if it were a diversified fund. By concentrating more assets in a smaller number of investments, the Fund's risk is increased because some investments have a greater effect on the Fund's performance. This helps the Fund's performance when its investments are successful, but also hurts the Fund's performance when its investments are unsuccessful.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 18.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility -- or variability -- of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL RETURNS -- CLASS A SHARES(1)
[GRAPH]

1998                                                                             -2.32%
1999                                                                             21.79%
2000                                                                             -6.24%

Best Quarter:    18.72%  4th qtr of 1999
Worst Quarter:  -19.86%  3rd qtr of 1998
---------------

(1) These returns are the performance of the Master Small Cap Series (the "Series") which began operations on April 9, 1997 prior to the commencement of operations for the Fund on December 30, 1999. During such time, the classes of the Fund would have had substantially similar returns because the shares of the Fund are invested in the Series. Annual returns for the classes of the Fund would have been lower as a result of their additional expenses. These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown.

                                                         One      Since
Average annual returns -- as of December 31, 2000(1)     Year     Inception( 2)
-------------------------------------------------------------------------------
Class A shares                                         -11.64%       -10.34%
 ...............................................................................
Class B shares                                         -10.88%        -9.58%
 ...............................................................................
Institutional Class shares                              -5.89%        -4.55%
 ...............................................................................
Russell 2000(3)                                         -3.02%        10.68%

---------------

(1)These returns reflect performance after sales charges, if any, and expenses are deducted.

(2) The Series began operations on April 9, 1997. These returns prior to December 29, 1999, include performance based on the Series, which was achieved prior to the creation of the Fund on December 29, 1999. The returns have been restated for the sales charges for Class A and B shares but not for fees applicable to each class of the Fund and reflect performance of the Series prior to commencement of the Fund on December 30, 1999. Had the Fund been in existence for the time periods presented, the performance of each class of the Fund would have been lower as a result of their additional expenses.

(3) The Russell 2000 is an unmanaged index that measures the performance of smaller U.S. companies. These returns do not include the effect of any sales charges. If sales charges and expenses were deducted, the actual return of this Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Small Cap Index Fund.

                                                          Institutional
Shareholder Fees(1)                   Class A   Class B       Class
(paid directly from your investment)  shares    shares       shares
-----------------------------------------------------------------------
Maximum Sales Charge (Load) imposed   5.75%(2)  None       None
upon purchases (as a percentage of
offering price)
 .......................................................................
Maximum Deferred Sales Charge (Load)  None(3)   5.00%(4)   None
imposed on redemptions (as a
percentage of original purchase
price or sale proceeds, as
applicable)
 .......................................................................

                                                     Institutional
Annual Fund Operating Expenses  Class A   Class B        Class
(deducted from Fund assets)(5)  shares     shares       shares
------------------------------------------------------------------
Management Fees(6)                0.08%      0.08%       0.08%
 ..................................................................
Distribution and/or Service       0.25%      1.00%        none
(12b-1) Fees(7)
 ..................................................................
Other Expenses()                328.71%    328.71%(8)    19.68%
------------------------------------------------------------------
Total Annual Fund               329.04%    329.79%      19.76%
Operating Expenses
 ..................................................................
Amount of Fee Waiver/Expense    328.25%    328.40%      19.47%
Reimbursement
------------------------------------------------------------------
NET EXPENSES AFTER WAIVERS(9)     0.79%      1.39%       0.29%

---------------

(1) If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.

(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares -- Buying Shares -- Class A sales charges" beginning on page 29.

(3) A CDSC of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge.

         Fund Summaries -- Nationwide Small Cap Index Fund

(4) A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Shares -- Selling Shares -- Contingent deferred sales charge
    (CDSC) on Class A and Class B shares" on page 32.

(5) Fees and expenses include the expenses of both the Fund and the Fund's pro rata share of the expenses of the Series it invests in.

(6) Paid by the Series. The investment adviser of the Series has entered into contractual arrangements to provide that the management fee for the Series, when combined with administrative fees of certain funds that invest in the Series, will not exceed specific amounts. As a result of these contractual arrangements, the investment adviser of the Series currently receives a management fee of 0.01%.

(7) Paid by the Fund.

(8)As of the date of this prospectus, Class B shares had not commenced operations. As such, this percentage is an estimate for the current fiscal year ending October 31, 2001. This estimate does not take into account any existing Fund expense limitation agreements.

(9) Villanova SA Capital Trust (VSA), the Fund's administrator, and the Fund have entered into a written contract limiting operating expenses to those listed in "Net Expenses After Waivers" through February 28, 2002. The Fund is authorized to reimburse VSA for fees previously waived and/or for the cost of Other Expenses paid by VSA provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse VSA in this manner only applies to fees paid or reimbursement made by VSA at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses, and expense waivers in place(1). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 year   3 years   5 years   10 years
----------------------------------------------------------------
Class A Shares              $651    $1,445    $2,254     $4,350
 ................................................................
Class B Shares              $642    $1,279    $2,033     $4,044
 ................................................................
Institutional Class
Shares                      $ 30    $  876    $1,739     $3,973

You would pay the following expenses on the same investment if you did not sell your shares(2):

                            1 year   3 years   5 years   10 years
-----------------------------------------------------------------
Class B Shares               $142     $979     $1,833     $4,044

---------------

(1)In addition to the expense limitations in place through February 28, 2002 and listed in "Net Expenses After Waiver" in the table above, VSA has entered into a written contract limiting expenses to not more than 4% for a nine-year period beginning March 1, 2002. This limit is reflected in the 3 year, 5 year and 10 year examples above. Additional expense limitations may be put in place in the future.

(2) Expenses paid on the same investment in Class A and Institutional Class shares do not change whether or not you sell your shares.

         FUND SUMMARIES -- NATIONWIDE MID CAP MARKET INDEX FUND

OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks to match the performance of the Standard & Poor's Mid Cap 400 Index (the S&P 400)(1) as closely as possible before the deduction of Fund expenses. The S&P 400 is composed of 400 common stocks issued by U.S. mid-capitalization companies in a wide range of businesses. The S&P 400 is a market-weighted index and is generally considered broadly representative of the performance of publicly traded U.S. mid-capitalization stocks.

The Mid Cap Market Index Fund invests in the common stocks represented in the S&P 400 in roughly the same proportions as their weightings in the S&P 400. The Fund may also invest in derivative instruments linked to the S&P 400. The Fund may not invest in all of the common stocks in the S&P 400, or in the same weightings as in the S&P 400. At those times, the Fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the S&P 400 as a whole. Because the Fund seeks to invest in assets whose performance matches the performance of the S&P 400, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The Fund may also engage in securities lending.

---------------

(1)"Standard & Poor's", "S&P", "S&P 400", "Standard & Poor's 400", and "400" are trademarks of The McGraw-Hill Companies, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. For further information regarding the Index, see the SAI.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

SELECTION RISK. The Fund is also subject to selection risk, which is the risk that the Fund's investments, which may not fully replicate the S&P 400, may perform differently from the securities in the S&P 400. The Fund will attempt to be fully invested at all times and generally will not hold a significant portion of its assets in cash. The Fund will generally not attempt to hedge against adverse market movements. Therefore, the Fund might go down in value more than other mutual funds in the event of a general market decline. In addition, an index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the S&P 400 as closely as possible, it will tend to underperform the index to some degree over time.

NON-DIVERSIFIED FUND RISK. The Fund is a non-diversified fund, which means that it may invest more of its assets in fewer companies than if it were a diversified fund. By concentrating more assets in a smaller number of investments, the Fund's risk is increased because some investments have a greater effect on the Fund's performance. This helps the Fund's performance when its investments are successful, but also hurts the Fund's performance when its investments are unsuccessful.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 18.

         Fund Summaries -- Nationwide Mid Cap Market Index Fund

PERFORMANCE

The following bar chart and table present the performance of the Fund. The bar chart shows the Fund's annual total return. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL RETURNS -- CLASS A SHARES(1)
[GRAPH]

2000                                                                             18.29%

Best Quarter:   13.14%  1st qtr of 2000
Worst Quarter:  -3.36%  2nd qtr of 2000
---------------

(1)These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown.

                                                          One      Since
Average annual returns -- as of December 31, 2000( 1)     Year     Inception( 2)
--------------------------------------------------------------------------------
Class A shares                                           11.53%        12.09%
 ................................................................................
Class B shares                                           13.29%        13.92%
 ................................................................................
Institutional Class shares                               18.88%        19.48%
 ................................................................................
S&P 400(3)                                               17.51%        18.24%

---------------

(1)These returns reflect performance after sales charges, if any, and expenses are deducted.

(2) The Fund began operations on December 29, 1999.

(3) The S&P 400 is an unmanaged index that measures the performance of mid-sized U.S. companies. These returns do not include the effect of any sales charges. If sales charges and expenses were deducted, the actual return of this Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Mid Cap Market Index Fund.

                                                          Institutional
Shareholder Fees(1)                   Class A   Class B       Class
(paid directly from your investment)  shares    shares       shares
-----------------------------------------------------------------------
Maximum Sales Charge (Load) imposed   5.75%(2)  None       None
upon purchases (as a percentage of
offering price)
 .......................................................................
Maximum Deferred Sales Charge (Load)  None(3)   5.00%(4)   None
imposed on redemptions (as a
percentage of original purchase
price or sale proceeds, as
applicable)

                                                    Institutional
Annual Fund Operating Expenses  Class A   Class B       Class
(deducted from Fund assets)(5)  shares    shares       shares
-----------------------------------------------------------------
Management Fees(6)               0.01%     0.01%      0.01  %
 .................................................................
Distribution and/or Service      0.25%     1.00%      None
(12b-1) Fees(7)
 .................................................................
Other Expenses                   2.86%     2.86%      2.75  %
-----------------------------------------------------------------
Total Annual Fund Operating      3.12%     3.87%      2.76  %
Expenses
 .................................................................
Amount of Fee Waiver/Expense     2.31%     2.61%      2.45  %
Reimbursement
-----------------------------------------------------------------
NET EXPENSES AFTER WAIVERS(8)    0.81%     1.26%      0.31  %

---------------

(1) If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.

(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares -- Buying Shares -- Class A sales charges" beginning on page 29.

(3) A CDSC of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge.

(4) A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Shares -- Selling Shares -- Contingent deferred sales charge
    (CDSC) on Class A and Class B shares" on page 32.

(5) Fees and expenses include the expenses of both the Fund and the Fund's pro rata share of the expenses of the Series it invests in.

(6) Paid by the Series.

(7) Paid by the Fund.

(8) VSA and the Fund have entered into a written contract limiting operating expenses to those listed in "Net Expenses After Waivers" through February 28, 2002. The Fund is authorized to reimburse VSA for fees previously waived and/or for the cost of Other Expenses paid by VSA provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse VSA in this manner only applies to fees paid or reimbursement made by VSA at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of the Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses, and expense waivers for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               1 year   3 years   5 years   10 years
--------------------------------------------------------------------
Class A shares                  $653    $1,277    $1,925     $3,655
 ....................................................................
Class B shares                  $628    $1,240    $1,971     $3,689
 ....................................................................
Institutional Class shares      $ 32    $  623    $1,240     $2,910

You would pay the following expenses on the same investment if you did not sell your shares(1):

                               1 year   3 years   5 years   10 years
--------------------------------------------------------------------
Class B shares                  $128     $940     $1,771     $3,689

---------------

(1)Expenses paid on the same investment in Class A and Institutional Class shares do not change whether or not you sell your shares.

         FUND SUMMARIES -- NATIONWIDE INTERNATIONAL INDEX FUND

OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Capitalization Weighted Index (the EAFE Index) as closely as possible before the deduction of Fund expenses. The EAFE Index is composed of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the EAFE Index are selected from among the larger capitalization companies in these markets. The weighting of the EAFE Index is based on the market capitalization of each of the countries in the index.

The International Index Fund invests in a statistically selected sample of equity securities included in the EAFE Index and in derivative instruments linked to the EAFE Index. The Fund may not invest in all of the countries, or all of the companies within a country, represented in the EAFE Index, or in the same weightings as in the EAFE Index. The Fund will choose investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the EAFE Index as a whole. Because the Fund seeks to invest in assets whose performance matches the performance of the EAFE Index, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The Fund may also engage in securities lending.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

FOREIGN RISK. Since the Fund invests principally in foreign securities, including securities denominated in foreign currencies, the Fund's investments involve special risks, including the possibility of substantial volatility due to adverse political, economic or other developments. Foreign securities may also be less liquid and harder to value than U.S. securities. In addition, the securities in which the Fund invests are subject to significant changes in value due to exchange rate fluctuations.

SELECTION RISK. The Fund is also subject to selection risk, which is the risk that the Fund's investments, which may not fully replicate the EAFE Index, may perform differently from the securities in the EAFE Index. The Fund will attempt to be fully invested at all times and generally will not hold a significant portion of its assets in cash. The Fund will generally not attempt to hedge against adverse market movements. Therefore, the Fund might go down in value more than other mutual funds in the event of a general market decline. In addition, an index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the EAFE Index as closely as possible, it will tend to underperform the Index to some degree over time.

NON-DIVERSIFIED FUND RISK. The Fund is a non-diversified fund, which means that it may invest more of its assets in fewer companies than if it were a diversified fund. By concentrating more assets in a smaller number of investments, the Fund's risk is increased because some investments have a greater effect on the Fund's performance. This helps the Fund's performance when its investments are successful, but also hurts the Fund's performance when its investments are unsuccessful.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 18.

PERFORMANCE

The following bar chart and table present the performance of the Fund. The bar chart shows the Fund's annual total return. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL RETURNS -- CLASS A SHARES(1)
[GRAPH]

2000                                                                            -13.69%

Best Quarter:    0.20%  1st qtr of 2000
Worst Quarter:  -8.41%  3rd qtr of 2000
---------------

(1)These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown.

                                                         One      Since
Average annual returns -- as of December 31, 2000(1)     Year     Inception( 2)
-------------------------------------------------------------------------------
Class A shares                                         -18.64%      -18.40%
 ...............................................................................
Class B shares                                         -18.62%      -17.51%
 ...............................................................................
Institutional Class shares                             -13.26%      -13.02%
 ...............................................................................
EAFE(3)                                                -15.24%      -15.21%

---------------

(1)These returns reflect performance after sales charges, if any, and expenses are deducted.

(2) The Fund commenced operations on December 29, 1999.

(3) The EAFE Index is an unmanaged index that measures the performance of equity securities of companies from various industrial sectors whose primary trading markets are located outside of the United States. These returns do not include the effect of any sales charges. If sales charges and expenses were deducted, the actual return of this Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the International Index Fund.

                                                          Institutional
Shareholder Fees(1)                   Class A   Class B       Class
(paid directly from your investment)  shares    shares       shares
-----------------------------------------------------------------------
Maximum Sales Charge (Load) imposed   5.75%(2)    None        None
upon purchases (as a percentage of
offering price)
 .......................................................................
Maximum Deferred Sales Charge(Load)   None(3)   5.00%(4)      None
imposed on redemptions (as a
percentage of original purchase
price or sale proceeds, as
applicable)

                                                    Institutional
Annual Fund Operating Expenses  Class A   Class B       Class
(deducted from Fund assets)(5)  shares    shares       shares
-----------------------------------------------------------------
Management Fees(6)                0.01%    0.01%       0.01%
 .................................................................
Distribution and/or Service       0.25%    1.00%        None
(12b-1) Fees(7)
 .................................................................
Other Expenses                   49.51%   62.28%(8)    8.17%
-----------------------------------------------------------------
Total Annual Fund                49.77%   63.29%       8.18%
Operating Expenses
 .................................................................
Amount of Fee Waiver/Expense     48.91%   61.83%       7.82%
Reimbursement
-----------------------------------------------------------------
NET EXPENSES AFTER WAIVERS(9)     0.86%    1.46%       0.36%

---------------

(1) If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.

(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares -- Buying Shares -- Class A sales charges" beginning on page 29.

(3) A CDSC of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge.

(4) A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Shares -- Selling Shares -- Contingent deferred sales charge
    (CDSC) on Class A and Class B shares" on page 32.

(5) Fees and expenses include the expenses of both the Fund and the Fund's pro rata share of the expenses of the Series it invests in.

(6) Paid by the Series.

(7) Paid by the Fund.

(8)As of the date of this prospectus, Class B shares had not commenced operations. As such, this percentage is an estimate for the current fiscal

         Fund Summaries -- Nationwide International Index Fund

   year ending October 31, 2001. This estimate does not take into account any existing Fund expense limitation agreements.

(9) VSA and the Fund have entered into a written contract limiting operating expenses to those listed in "Net Expenses After Waivers" through February 28, 2002. The Fund is authorized to reimburse VSA for fees previously waived and/or for the cost of Other Expenses paid by VSA provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse VSA in this manner only applies to fees paid or reimbursement made by VSA at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of the Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses, and expense waivers in place(1). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                          1 year   3 years   5 years   10 years
---------------------------------------------------------------
Class A shares             $658    $1,451    $2,260     $4,354
 ...............................................................
Class B shares             $649    $1,285    $2,039     $4,048
 ...............................................................
Institutional Class
shares                     $ 37    $  882    $1,745     $3,978

You would pay the following expenses on the same investment if you did not sell your shares(2):

                          1 year   3 years   5 years   10 years
---------------------------------------------------------------
Class B shares             $149    $  985    $1,839     $4,048

---------------

(1)In addition to the expense limitations in place through February 28, 2002 and listed in "Net Expenses After Waiver" in the table above, VSA has entered into a written contract limiting expenses to not more than 4% for a nine-year period beginning March 1, 2002. This limit is reflected in the 3 year, 5 year and 10 year examples above. Additional expense limitations may be put in place in the future.

(2) Expenses paid on the same investment in Class A and Institutional Class shares do not change whether or not you sell your shares.

         FUND SUMMARIES -- NATIONWIDE BOND INDEX FUND

OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks to match the performance of the Lehman Brothers Aggregate Bond Index (the Aggregate Bond Index) as closely as possible before the deduction of Fund expenses. The Aggregate Bond Index is composed primarily of U.S. dollar-denominated investment grade bonds of different types.

The Bond Index Fund invests in a statistically selected sample of bonds that are included in or correlated with the Aggregate Bond Index, and in derivative instruments linked to the Aggregate Bond Index. The Fund may not invest in all of the bonds in the Aggregate Bond Index, or in the same weightings as in the Aggregate Bond Index. The Fund may invest in bonds not included in the index, but which are selected to reflect characteristics such as maturity, duration, or credit quality similar to bonds in the index. This may result in different levels of interest rate, credit or prepayment risks from the levels of risks in the Aggregate Bond Index. The Aggregate Bond Index is composed of a variety of U.S. dollar-denominated investment grade bonds, including bonds issued by the U.S. Government and foreign governments and their agencies, and bonds issued by the U.S. or foreign companies, among others. Because the Fund seeks to invest in assets whose performance matches the performance of the Aggregate Bond Index, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The Fund may also engage in securities lending.

MATURITY is the time at which the principal amount of a bond is scheduled to be repaid.

DURATION is the sensitivity of a bond or bond portfolio to changes in interest rates.

INVESTMENT GRADE BONDS are securities which have been rated within the four highest rating categories by a nationally recognized statistical rating organization (rating agency), such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The rating agency evaluates a debt security, measures the issuer's financial condition and stability, and assigns a rating to the security. By measuring the issuer's ability to pay back the debt, ratings help investors evaluate the safety of their bond investments.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases.

INTEREST RATE AND CREDIT RISK. The Fund's investments are subject to interest rate and credit risk. Interest rate risk is the risk that when interest rates go up, the value of debt instruments generally goes down. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than shorter term securities. Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

FOREIGN RISK. The Bond Index Fund may invest in foreign securities to the extent foreign securities are represented in the Aggregate Bond Index. Currently, the Aggregate Bond Index includes a portion of foreign securities. The Fund will invest only in dollar-denominated foreign securities. Because the Fund invests in foreign securities, an investment in the Fund involves special risks, including the possibility of substantial volatility due to adverse political, economic or other developments. Foreign securities may also be less liquid and harder to value than U.S. securities.

SELECTION RISK. The Fund is also subject to selection risk, which is the risk that the Fund's investments, which may not fully replicate the Aggregate Bond Index, may perform differently from the securities in the index. The Fund will attempt to be fully invested at all times and generally will not hold a significant portion of its assets in cash. The Fund will generally not attempt to hedge against adverse market movements. Therefore, the Fund might go down in value more than other mutual funds in the event of a general market decline. In addition, an index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track Aggregate Bond Index as closely as possible, it will tend to underperform the index to some degree over time.

NON-DIVERSIFIED FUND RISK. The Fund is a non-diversified fund, which means that it may invest more of its assets in fewer companies than if it were a diversified fund. By concentrating more assets in a smaller number of investments, the Fund's risk is increased because some investments have a greater effect on the Fund's performance. This helps the Fund's performance when its investments are successful, but also hurts the Fund's performance when its investments are unsuccessful.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 18.

         Fund Summaries -- Nationwide Bond Index Fund

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility -- or variability -- of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL RETURNS -- CLASS A SHARES(1)
[GRAPH]

1998                                                                              8.99%
1999                                                                             -0.96%
2000                                                                             11.58%

Best Quarter:    5.31%  4th qtr of 2000
Worst Quarter:  -1.02%  2nd qtr of 1999
---------------

(1) These returns are the performance of the Master Aggregate Bond Series (the Series) which began operations on April 3, 1997 prior to the commencement of operations for the Fund on December 30, 1999. During such time, the classes of the Fund would have had substantially similar returns because the shares of the Fund are invested in the Series. Annual returns for the classes of the Fund would have been lower as a result of their additional expenses. These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown.

                                                         One         Since
Average annual returns -- as of December 31, 2000(1)    year     Inception( 2)
------------------------------------------------------------------------------
Class A shares                                           5.15%       4.99%
 ..............................................................................
Class B shares                                           6.58%       6.39%
 ..............................................................................
Institutional Class shares                              12.03%      11.82%
 ..............................................................................
Lehman Brothers Aggregate Bond Index(3)                 11.63%       7.84%

---------------

(1)These returns reflect performance after sales charges, if any, and expenses are deducted.

(2) The Series began operations on April 3, 1997. These returns include performance based on the Series, which was achieved prior to the creation of the Fund. The returns have been restated for the sales charges for Class A and B shares but not for fees applicable to each class of the Fund and reflect the performance of the series prior to the commencement of the Fund on December 30, 1999. Had the Fund been in existence for the time periods presented, the performance of each class of the Fund would have been lower as a result of their additional expenses.

(3) The Lehman Brothers Aggregate Bond Index is an unmanaged index comprised of U.S. government securities and corporate debt securities and is generally representative of the bond market as a whole. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual return of this Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Bond Index Fund.

                                                          Institutional
Shareholder Fees(1)                   Class A   Class B       Class
(paid directly from your investment)  shares    shares       shares
-----------------------------------------------------------------------
Maximum Sales Charge (Load)           5.75%(2)  None       None
imposed upon purchases (as
percentage of offering price)
 .......................................................................
Maximum Deferred Sales Charge         None(3)   5.00%(4)   None
(Load) imposed on redemptions (as a
percentage of original purchase
price or sale proceeds, as
applicable)
 .......................................................................

                                                     Institutional
Annual Fund Operating Expenses   Class A   Class B       Class
(deducted from Fund assets)(5)   shares    shares       shares
------------------------------------------------------------------
Management Fees(6)               0.06%     0.06%       0.06%
 ..................................................................
Distribution and/or Service      0.25%     1.00%      None
(12b-1) Fees(7)
 ..................................................................
Other Expenses                   3.17%     3.17% (8)  10.81%
------------------------------------------------------------------
Total Annual Fund                3.48%     4.23%      10.87%
Operating Expenses
 ..................................................................
Amount of Fee Waiver/ Expense    2.67%     2.82%      10.56%
Reimbursement
------------------------------------------------------------------
NET FUND EXPENSES AFTER          0.81%     1.41%       0.31%
WAIVERS(9)

---------------

(1) If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.

(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares -- Buying Shares -- Class A sales charges" beginning on page 29.

(3) A CDSC of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge.

(4) A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Shares -- Selling Shares -- Contingent deferred sales charge
    (CDSC) on Class A and Class B shares" on page 32.

(5) Fees and expenses include the expenses of both the Fund and the Fund's pro rata share of the expenses of the Series it invests in.

(6) Paid by the Series. The investment adviser of the Series has entered into contractual arrangements to provide that the management fee for the Series, when combined with administrative fees of certain funds that invest in the Series, will not exceed specific amounts. As a result of these contractual arrangements, the investment adviser of the Series currently receives a management fee of 0.01%.

(7) Paid by the Fund.

(8)As of the date of this prospectus, Class B shares had not commenced operations. As such, this percentage is an estimate for the current fiscal year ending October 31, 2001. This estimate does not take into account any existing Fund expense limitation agreements.

(9)VSA and the Fund have entered into a written contract limiting operating expenses to those listed in "Net Expenses After Waivers" through February 28, 2002. The Fund is authorized to reimburse VSA for fees previously waived and/or for the cost of Other Expenses paid by VSA provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse VSA in this manner only applies to fees paid or reimbursement made by VSA at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of the Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and expense waivers in place(1). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 year   3 years   5 years   10 years
--------------------------------------------------------------
Class A shares            $653    $1,347    $2,062     $3,947
 ..............................................................
Class B shares            $644    $1,281    $2,034     $3,880
 ..............................................................
Institutional Class
shares                    $ 32    $  878    $1,741     $3,975

You would pay the following expenses on the same investment if you did not sell your shares(2):

                         1 year   3 years   5 years   10 years
--------------------------------------------------------------
Class B shares            $144    $  981    $1,834     $3,880

---------------

(1)In addition to the expenses limitations in place through February 28, 2002 and listed in "Net Expenses After Waiver" in the table above, VSA has entered into a written contract limiting expenses to not more than 4% for a nine-year period beginning March 1, 2002. This limit is reflected in the 3 year, 5 year and 10 year examples above. Additional expense limitations may be put in place in the future.

(2) Expenses paid on the same investment in Class A and Institutional Class shares do not change whether or not you sell your shares.

         MORE ABOUT THE FUNDS

PRINCIPAL INVESTMENTS AND TECHNIQUES

The Funds may use the following additional principal techniques described below to increase returns, protect assets of diversify investments.

The Statement of Additional Information (SAI) contains additional information about the Funds, including the Funds' other investment techniques. To obtain a copy of the SAI, see the back cover.

ALL FUNDS

The Funds will not attempt to buy or sell securities based on Fund management's economic, financial or market analysis, but will instead employ a "passive" investment approach. This means that Fund management will attempt to invest in a portfolio of assets whose performance is expected to match approximately the performance of the respective index before deduction of Fund expenses. A Fund will only buy or sell securities when Fund management believes it is necessary to do so in order to match the performance of the respective index. Accordingly, it is anticipated that a Fund's portfolio turnover and trading costs will be lower than "actively" managed funds. However, the Funds have operating costs and other expenses, while an index does not. Therefore, each Fund will tend to underperform its target index to some degree over time.

Under normal circumstances, it is anticipated that each Fund's total return over periods of one year and longer will, after taking into account estimated expenses (as reflected in the expenses of the Class B shares levels) be within 189 basis points (a basis point is one one-hundredth of one percent (0.01%) for the S&P 500 Index Fund, 100 basis points for the Small Cap Index Fund, 50 basis points for the Mid Cap Market Index Fund, 50 basis points for the International Index Fund, and 50 basis points for the Bond Index Fund, of the total return of the applicable indices. For each of the Funds except the S&P 500 Index Fund, the expenses combine those incurred at both the Fund and Series levels. There can be no assurance, however, that these levels of correlation will be achieved. In the event that this correlation is not achieved over time, the Trustees will consider alternative strategies for the Funds. Information regarding correlation of a Fund's performance to that of a target index will be reported in the Funds' annual report.

SHORT-TERM INVESTMENTS

In addition to the investment strategies described below, each Fund may also invest in illiquid securities and repurchase agreements, and may engage in securities lending. Each Fund will also invest in short term money market instruments as cash reserves to maintain liquidity. These instruments may include obligations of the U.S. Government, its agencies or instrumentalities, highly rated bonds or comparable unrated bonds, commercial paper, bank obligations and repurchase agreements. To the extent a Fund invests in short term money market instruments, it will generally also invest in options, futures or other derivatives in order to maintain full exposure to the index. The Funds will not invest in options, futures, other derivative instruments or short term money market instruments in order to lessen the Funds' exposure to common stocks or bonds, as a defensive strategy, but will instead use them to attempt to remain fully invested at all times. Each Fund may also invest in derivative instruments for the purposes described below.

S&P 500 INDEX FUND

The S&P 500 is composed of 500 selected common stocks as determined by Standard & Poor's, most of which are listed on the New York Stock Exchange. The S&P 500 is generally considered broadly representative of the performance of publicly traded U.S. larger-capitalization stocks, although a small part of the S&P 500 is made up of foreign companies which have a large presence in the U.S. Standard & Poor's selects a stock for the S&P 500 based on the index's criteria; it does not evaluate whether any particular stock is an attractive investment. Standard & Poor's updates the S&P 500 periodically, at which time there may be substantial changes in the composition of the index (and consequently, significant turnover in the Fund).

The Fund may invest in derivative instruments, and will normally invest a substantial portion of its assets in options and futures contracts linked to the performance of the S&P 500. Derivatives allow the Fund to increase or decrease its exposure to the S&P 500 quickly and at less cost than buying or selling stocks. The Fund will invest in options and futures and other derivative instruments in order to gain market exposure quickly in the event of subscriptions to purchase shares of the Fund, to maintain liquidity in the event of redemptions and to keep trading costs low.

SMALL CAP INDEX FUND

The Russell 2000 is composed of the common stocks of the 1,001st through the 3,000th largest U.S. companies by market capitalization, as determined by the Frank Russell Company. The stocks represented in the Index are issued by small-capitalization (generally less than $1.5 billion) U.S. companies in a wide range of businesses. The Russell 2000 is a market-weighted index, which means that the largest stocks represented in the Index have the most effect on the Index's performance. The Russell 2000 is generally considered broadly representative of the performance of publicly traded U.S. smaller-capitalization stocks. Frank Russell Company selects a stock for the Russell 2000 based on the index's criteria; it does not evaluate whether any particular stock is an attractive investment.

The Frank Russell Company updates the Russell 2000 once each year, at which time there may be substantial changes in the composition of the Index (and consequently, significant turnover in the Fund). Stocks of companies that merge, are acquired or otherwise cease to exist during the year are not replaced in the index.

The Fund may invest in derivative instruments, and will normally invest a substantial portion of its assets in options and futures contracts linked to the performance of the Russell 2000. Derivatives allow the Fund to increase or decrease its exposure to the Russell 2000 quickly and at less cost than buying or selling stocks. The Fund will invest in options and futures and other derivative instruments in order to gain market exposure quickly in the event of subscriptions to purchase shares of the Fund, to maintain liquidity in the event of redemptions and to keep trading costs low. In connection with the use of derivative instruments, the Fund may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities' weightings in the target index.

MID CAP MARKET INDEX FUND

The S&P 400 is composed of 400 common stocks issued by U.S. mid-capitalization companies in a wide range of businesses. The S&P 400 is generally considered broadly representative of the performance of publicly traded U.S. mid-capitalization stocks. The S&P 400 is a market-weighted index, which means that the largest stocks represented in the index have the most effect on the index's performance. The stocks in the S&P 400 are chosen by Standard & Poor's Ratings Group (S&P). S&P chooses stocks for inclusion in the S&P 400 based on market capitalization, trading activity and the overall mix of industries represented in the index, among other factors.

The Fund may invest in all 400 stocks in the S&P 400 in roughly the same proportion as their weightings in the S&P 400. For example, if 2% of the S&P 400 is made up of the stock of a particular company, the Fund may invest approximately 2% of its assets in that company. This strategy is known as "full replication." However, when the investment manager believes it would be cost efficient the Fund may deviate from full replication and instead invest in a sample of 400 stocks in the S&P 400 based on the investment manager's optimization process, a statistical sampling technique that aims to create a portfolio which has aggregate investment characteristics, such as average market capitalization and industry weightings, similar to the S&P 400 as a whole, but which involves fewer transactions costs than would be incurred through full replication. The Fund may also purchase stocks not included in the S&P 400 when the investment manager believes that it would be a cost efficient way of approximating the S&P 400's performance to do so. If the Fund uses these techniques, it may not track the S&P 400 as closely as it would if it were fully replicating the S&P 400.

The Fund may invest in derivative instruments, and will normally invest a substantial portion of its assets in options and futures contracts linked to the performance of the S&P 400. Derivatives allow the Fund to increase or decrease its exposure to the S&P 400 quickly and at less cost than buying or selling stocks. The Fund will invest in options and futures and other derivative instruments in order to gain market exposure quickly in the event of subscriptions to purchase shares of the Fund, to maintain liquidity in the event of redemptions and to keep trading costs low. In connection with the use of derivative instruments, the Fund may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities' weightings in the target index.

INTERNATIONAL INDEX FUND

The EAFE Index is composed of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the EAFE Index are selected from

         More About the Funds

among the larger capitalization companies in these markets. The countries currently included in the EAFE Index are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and United Kingdom. The weighting of the EAFE Index among these countries is based upon each country's relative market capitalizations. The stocks in the EAFE Index are chosen by Morgan Stanley Capital International Limited (Morgan Stanley). Morgan Stanley chooses stocks for inclusion in the EAFE Index based on market capitalization, trading activity and the overall mix of industries represented in the index, among other factors. The EAFE Index is generally considered broadly representative of the performance of stocks traded in the international markets. Morgan Stanley selects of a stock for the EAFE Index based on the index's criteria; it does not evaluate whether any particular stock is an attractive investment.

The Fund may invest in derivative instruments, and will normally invest a substantial portion of its assets in options and futures contracts correlated with countries within the EAFE Index. Derivatives allow the Fund to increase or decrease its exposure to the EAFE Index quickly and at less cost than buying or selling stocks. The Fund will invest in options and futures and other derivative instruments in order to gain market exposure quickly in the event of subscriptions for shares of the Fund, to maintain liquidity in the event of redemptions and to keep trading costs low. In connection with the use of derivative instruments, the Fund may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities' weightings in the target index.

BOND INDEX FUND

The Lehman Brothers Aggregate Bond Index is a market-weighted index comprised of 6,500 dollar-denominated investment grade bonds with maturities greater than one year. The Aggregate Bond Index includes:

  - U.S. government and government agency securities.
  - Securities issued by supranational entities, such as the World Bank.
  - Securities issued by foreign governments and U.S. and foreign corporations.
  - Mortgage backed securities.

Lehman Brothers selects a bond for the Aggregate Bond Index based on the index's criteria; it does not evaluate whether any particular bond is an attractive investment.
 MORTGAGE BACKED SECURITIES are securities that give their holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans.

The Bond Index Fund may trade securities to the extent necessary to maintain the duration of certain segments of the portfolio close to the duration of corresponding segments of the index, and, accordingly, the Bond Index Fund may have a higher portfolio turnover rate than the other Funds.

All ratings are determined at the time of investment to be within the top four rating categories by a rating agency. Any subsequent rating downgrade of a debt obligation will be monitored by Fund management to consider what action, if any, the Fund should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.

 MEDIUM-GRADE SECURITIES are obligations rated in the fourth highest rating category by any rating agency. Medium-grade securities, although considered investment-grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

The Fund will usually invest a substantial portion of its assets in mortgage backed securities. Mortgage backed securities may be either pass-through securities or collateralized mortgage obligations.

 PASS-THROUGH SECURITIES represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders (less servicing costs).

 COLLATERALIZED MORTGAGE OBLIGATIONS are mortgage backed securities that divide the principal and interest payments collected on a pool of mortgages into several revenue streams with different priority rights to various portions of the underlying mortgage payments.

The Fund may also purchase securities on a when-issued basis, and it may purchase or sell securities for delayed delivery. This is when the Fund buys or sells securities with payment and delivery taking place in the future so that the Fund can lock in a favorable yield and price at the time of entering into the transaction. The Fund may also enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities on a future date from the same party. During the period between the Fund's sale of one security and purchase of a similar security, the Fund does not receive principal and interest on the securities sold. The Fund may also enter into standby commitment agreements in which the Fund is committed, for a stated period of time, to buy a stated amount of a fixed income security which may be issued and sold to the Fund at the option of the issuer. The price of the security is fixed at the time of the commitment, and the Fund is paid a commitment fee whether the security is issued or not.

The Fund may invest in derivative instruments, and will normally invest a substantial portion of its assets in options and futures contracts correlated with the performance of the Aggregate Bond Index. Derivatives may allow the Fund to increase or decrease its exposure to the Aggregate Bond Index quickly and at less cost than buying or selling bonds. The Fund may invest in options and futures and other derivative instruments in order to gain market exposure quickly in the event of subscriptions to purchase shares of the Fund, to maintain liquidity in the event of redemptions and to keep trading costs low. In connection with the use of derivative instruments, the Fund may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities' weightings in the target index.

INVESTMENT RISKS

BOND INDEX FUND

INTEREST RATE RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of the bonds in the Fund's portfolio. Usually the prices of bonds fall when interest rates increase, and rise when interest rates decrease. Typically, the longer the maturity of a bond, the more sensitive it is to price shifts as a result of interest rate changes. Likewise, the longer the Fund holds a bond, the greater the chance that interest rate changes will affect the bond's value.

INFLATION RISK. Inflation risk affects the value of fixed-rate investments such as bonds. If the Fund buys bonds when inflation and interest rates are low, the value of these bonds could fall as inflation rises and interest rates increase. This could happen as investors find the bonds with lower interest rates less attractive than bonds that pay higher interest rates.

EVENT RISK. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events, which may be financed by increased debt. As a result of the added debt, the credit quality and market value of a company's bonds may decline significantly.

MORTGAGE BACKED SECURITIES. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage backed securities will be paid off more quickly than originally anticipated and owners of these securities have to invest the proceeds in securities with lower yields. This risk is known as "prepayment risk." When interest rates rise, however, fewer borrowers refinance and certain types of mortgage backed securities are paid off more slowly than originally anticipated, which causes the value of these securities to fall. This risk is known as "extension risk." Because of prepayment risk and extension risk, small movements in interest rates (both increases and decreases) may significantly reduce the value of certain mortgage backed securities.

DOLLAR ROLLS. Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage. The Fund will engage in dollar rolls to enhance return and not for the purpose of borrowing.

STANDBY COMMITMENT AGREEMENTS. Standby commitment agreements involve the risk that the value of the security on the delivery date may be less than its purchase price.

WHEN ISSUED SECURITIES, DELAYED DELIVERY SECURITIES AND FORWARD
COMMITMENTS. When issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs the Fund loses both the investment opportunity for the assets it has set aside to pay for the security and any gain in the security's price.

FOREIGN GOVERNMENT DEBT. The Bond Index Fund may invest in debt securities issued or guaranteed by foreign

         More About the Funds

governments or their agencies. Investments in these securities subject the Fund to the risk that a government entity may delay or refuse to pay interest or repayment of principal on its debt for various reasons, including cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no bankruptcy proceeding by which all or part of debt securities that a government entity has not repaid may be collected.

INTERNATIONAL INDEX FUND AND BOND INDEX FUND

FOREIGN MARKET RISK. Foreign security investment involves special risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, a Fund is subject to the risk that because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may make it difficult for a Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S.

FOREIGN ECONOMY RISK. The economies of certain foreign markets often do not compare favorably with that of the U.S. with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund's ability to purchase or sell foreign securities or transfer a Fund's assets or income back into the U.S., or otherwise adversely affect a Fund's operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the U.S. or other foreign countries.

GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S.' securities laws do. For example, some foreign countries may have no laws or rules against insider trading (this is when a person buys or sells a company's securities based on "inside" non-public information about that company). Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund's portfolio manager to completely and accurately determine a company's financial condition. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the fund can earn on its investments.

INTERNATIONAL INDEX FUND

CURRENCY RISK AND EXCHANGE RISK. Securities in which the International Index Fund invests are usually denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of the securities of the Fund. Generally, when the U.S. dollar rises in value against a foreign currency, your investment in a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, your investment in a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk is generally known as "currency risk" which is the possibility that a stronger U.S. dollar will reduce returns for U.S. investors investing overseas and a weak U.S. dollar will increase returns for U.S. investors investing overseas.

CERTAIN RISKS OF HOLDING FUND ASSETS OUTSIDE THE U.S. The International Index Fund generally holds the foreign securities and cash in which it invests outside the U.S. in foreign banks and securities depositories. Certain of such foreign banks and securities depositories may be recently organized or new to the foreign custody business and/or may have operations subject to limited or no regulatory oversight. Also, the laws of certain countries may put limits on the Fund's ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it can be expected that it will be more expensive for the Fund to buy, sell, and hold securities in certain foreign markets than in the U.S. market due to higher brokerage, transaction, custody and/or other costs. The increased expense to invest in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than investment companies invested only in the U.S.

Settlement and clearance procedures in certain foreign markets differ significantly from those in the U.S. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

SMALL CAP INDEX FUND AND MID CAP MARKET INDEX FUND

SMALL AND MID CAP COMPANIES. Small cap companies and some mid cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number key personnel. If a product fails, or if management changes, or there are other adverse developments, the Fund's investment in a small cap company may lose substantial value.

Smaller cap securities generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the stock market as a whole. Investing in small and mid cap securities requires a long-term view.

ALL FUNDS

DERIVATIVES. Derivatives allow a Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Each Fund may use the following types of derivative instruments including: futures, forwards and options, options on futures, swaps and indexed securities.

 FUTURES are exchange-traded contracts involving the obligation of the seller to deliver, and the buyer to receive, certain assets (or a money payment based on the change in value of certain assets or an index) at a specified time.

 FORWARDS are private contracts involving the obligation of the seller to deliver, and the buyer to receive, certain assets (or a money payment based on the change in value of certain assets or an index) at a specified time.

 OPTIONS are exchange-traded or private contracts involving the right of a holder to deliver (a "put") or receive (a "call") certain assets (or a money payment based on the change in value of certain assets or an index) from another party at a specified price with a specified time period.

 SWAPS are private contracts involving the obligation of each party to exchange specified payments, which may be based on the value of an index or asset, with the other party at specified times.

 INDEXED SECURITIES are debt obligations that return a variable amount of principal or interest based on the value of an index at a specified time.

Derivatives are volatile and involve significant risks, which may include:

-LEVERAGE RISK. The risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

-CREDIT RISK. The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Fund.

         More About the Funds

-CURRENCY RISK. The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

-LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

The Funds may use derivatives for anticipatory hedging. Anticipatory hedging is a strategy in which a Fund uses a derivative to offset the risk that securities in which the Fund intends to invest will increase in value before the Fund has an opportunity to purchase the securities. The Funds will use derivatives for anticipatory hedging in order to gain exposure efficiently to their underlying indexes in the event the Funds receive cash inflows.

BORROWING AND LEVERAGE. The Funds may borrow for temporary emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on a Fund's portfolio. Borrowing will cost a Fund interest expense and other fees. The cost of borrowing may reduce a Fund's return.

Certain securities that a Fund buys may create leverage, including, for example, when issued securities, forwards commitments and options.

ILLIQUID SECURITIES. (Each Fund, except S&P 500 Index Fund) Each Fund may invest up to 15% of its net assets in illiquid securities that it cannot easily resell within seven days at current value or that have contractual or legal restrictions on resale. If a Fund buys illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value.

RESTRICTED SECURITIES. (Each Fund, except S&P 500 Index Fund) Restricted securities have contractual or legal restrictions on their resale. They include private placement securities that a Fund buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. A Fund may be unable to sell them on a short notice or may be able to sell them only at a price below current value. A Fund may get only limited information about the issuer, so may be less able to predict a loss. In addition, if Fund management receives material adverse non public information about the issuer, a Fund will not be able to sell the security.

RULE 144A SECURITIES. (Each Fund, except S&P 500 Index Fund) Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market but carry the risk that the active trading market may not continue.

SECURITIES LENDING. Each Fund may lend securities to financial institutions that provide cash or government securities as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a Fund may lose money and there may be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the securities and the value of the collateral falls. These events could trigger adverse tax consequences to a Fund.

SHORT SALES. In selling a security the Fund does not own (a short sale), a Fund may borrow the security sold short to make delivery to the buyer. The Fund must then replace the security it has borrowed. If the price of a security sold short goes up between the time of the short sale and the time the Fund must deliver the security to the lender, the Fund will incur a loss. The Fund must also pay the lender any interest accrued during the period of the loan.

         MANAGEMENT

S&P 500 INDEX FUND INVESTMENT ADVISER

Villanova Mutual Fund Capital Trust (VMF), 1200 River Road, Conshohocken, PA, 19428, manages the Investment of the assets and supervises the daily business affairs of the S&P 500 Index Fund. Subject to the supervision and direction of the Trustees, VMF allocates fund assets among subadvisers and evaluates and monitors the performance of subadvisers. VMF is authorized to select and place portfolio investments on behalf of the Fund; however, VMF does not intend to do so at this time.

VMF was organized in 1999, and since September 1,1999, it has provided investment advisory services to both Nationwide Mutual Funds and Nationwide Separate Account Trust. As of December 31, 2000, VMF and its affiliates had approximately $23.3 billion in assets under management.

The Fund pays VMF a management fee which is based on the Fund's average daily net assets. The total management fee paid, including the fee paid to the subadviser, by the Fund for the fiscal year ended October 31, 2000, expressed as a percentage of a Fund's average daily net assets and not taking into account any applicable waivers was 0.13%.

MULTI-MANAGER STRUCTURE

VMF and Nationwide Mutual Funds (the Trust) have received from the Securities and Exchange Commission an exemptive order for a multi-manager structure that allows VMF to hire, replace or terminate a subadviser without the approval of shareholders. The order also allows VMF to revise a subadvisory agreement with Trustee approval but without shareholder approval. If a new subadviser is hired, shareholders will receive information about the new subadviser within 90 days of the change. The order allows the Fund to operate more efficiently and with greater flexibility.

VMF provides the following oversight and evaluation services to the Fund.

  - performing initial due diligence on prospective subadvisers for the Fund
  - monitoring the performance of the subadvisers through ongoing analysis, as well as periodic consultations
  - communicating performance expectations and evaluations to the subadvisers
  - ultimately recommending to the Board of Trustees whether a subadviser's contract should be renewed, modified or terminated.

VMF does not expect to recommend frequent changes of subadvisers. VMF will periodically provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. Although VMF will monitor the performance of the subadvisers, there is no certainty that any subadviser or the Fund will obtain favorable results at any given time.

SUBADVISER

Subject to the supervision of VMF and the Trustees, a subadviser will manage the Fund's assets in accordance with the Fund's investment objective and strategies. The subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase are sell orders for securities.

Since December 29, 1999, Fund Asset Management, L.P., P.O. Box 9011, Princeton, New Jersey 08543-9011, has been managing the Fund's investments and has the responsibility for making all investment decisions for the Fund.

Fund Asset Management is part of the Merrill Lynch Asset Management Group, which had approximately $567.7 billion in investment company and other portfolio assets under management as of December 31, 2000. This amount includes assets managed for Merrill Lynch affiliates.

         Management

SMALL CAP INDEX FUND, MID CAP MARKET INDEX FUND, INTERNATIONAL INDEX FUND, BOND INDEX FUND INVESTMENT MANAGER

Fund Asset Management, L.P. (FAM), P.O. Box 9011, Princeton, New Jersey 08543-9011, manages the underlying Series' investments and their business operations under the overall supervision of the Board of Trustees of Quantitative Master Series Trust. Fund Asset Management has the responsibility for making all investment decisions for the Series.

The table below shows the fees payable to FAM by each Series:

                                                 Fee Rate
                                          (as a % of the Series
                 Series                    average net assets)
----------------------------------------------------------------
Master Small Cap Series                           0.08%
 ................................................................
Master Mid Cap Series                             0.01%
 ................................................................
Master International (Capitalization
Weighted) Series                                  0.01%
 ................................................................
Master Aggregate Bond Series                      0.06%

FAM has entered into contractual arrangements to provide that the management fee for each Series, when combined with administrative fees of certain funds that invest in such Series, will not exceed specified amounts. As a result of these contractual arrangements, FAM currently receives a management fee of 0.01% from the Master Small Cap Series and the Master Aggregate Bond Series.

FAM is an affiliate of the Merrill Lynch Asset Management Group, which had approximately $567.7 billion in investment company and other portfolio assets under management as of December 31, 2000. This amount includes assets managed for Merrill Lynch affiliates.

The Funds do not have an investment adviser since each Fund's assets are invested in its corresponding Series. The Funds have hired VSA, 1200 River Road, Conshohocken, PA 19428, to provide administration services and to monitor the underlying Series.

The table below shows the fees payable to VSA by each Fund.

          Series                     Assets           Fee Rate(1)
 ----------------------------------------------------------------
 Small Cap Index Fund         $0 up to $250 million      0.27%
 ................................................................
                              $250 million and more      0.24%
 ................................................................
 Mid Cap Market Index Fund    $0 up to $250 million      0.29%
 ................................................................
                              $250 million and more      0.26%
 ................................................................
 International Index Fund     $0 up to $250 million      0.34%
 ................................................................
                              $250 million and more      0.31%
 ................................................................
 Bond Index Fund              $0 up to $250 million      0.29%
 ................................................................
                              $250 million and more      0.26%

---------------

(1) Subject to a minimum annual fee per Fund.

VSA has retained FAM to provide certain sub-administration services to each Fund, and will compensate Fund Asset Management for providing such services from the fees paid to VSA by each Fund.

MASTER/FEEDER STRUCTURE

Unlike many other mutual funds, which directly buy and manage their own portfolio securities, the Funds seek to achieve their investment objectives by investing all their assets in the corresponding Series of the Quantitative Master Series Trust. Investors in each Fund will acquire an indirect interest in the underlying Series.

Other "feeder" funds may also invest in the "master" Series. This structure may enable the Funds to reduce costs through economies of scale. A larger investment portfolio may also reduce certain transaction costs to the extent that contributions to and redemptions from the master series by different feeders may offset each other and produce a lower net cash flow.

A Fund may withdraw from the Series at any time and may invest all of its assets in another pooled investment vehicle or with shareholder approval retain an investment adviser to manage the Fund's assets directly.

Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than a Fund over the operations of the Series.

Whenever the Series holds a vote of its feeder funds, a Fund will pass the vote through to its own shareholders.

         BUYING, SELLING AND EXCHANGING FUND SHARES

CHOOSING A SHARE CLASS

As noted in the Fund Summaries, each Fund offers three, or six in the case of the S&P 500 Index Fund, different share classes to give investors different price and cost options. Class A and Class B shares of the Funds are available to all investors; Institutional Class, Service Class, Institutional Service Class and Local Fund shares are available to a limited group of investors, such as certain funds of funds.

With Class A shares, you pay a sales charge (known as a front-end sales charge) when you purchase the shares. With Class B shares, you pay a sales charge (CDSC) if you sell your shares within six years after purchase. Sales charges are paid to the Fund's distributor, (the Distributor), which either retains them or pays a selling representative. Nationwide Advisory Services, Inc. is currently the Funds' Distributor. It is anticipated that on or about June 30, 2001, Villanova Distribution Services, Inc. will become the Funds' Distributor. There is no such charge on Institutional Class, Institutional Service Class, Service Class or Local Fund shares.

Class A, Class B, Service Class and Local Fund shares pay distribution and/or service fees under a Distribution Plan. These fees are either retained by the Distributor or are paid by the Distributor to brokers for distribution and shareholder services. Class A, Service Class and Institutional Service Class shares also pay administrative service fees. These fees are paid to brokers and other entities that provide administrative support services to the beneficial owners of the shares.

If you want lower annual fund expenses, Class A shares (and Institutional Service Class, Institutional Class and Local Fund shares if they are available and you are eligible to purchase them) may be right for you, particularly if you qualify for a reduction or waiver of sales charges. If you do not want to pay a front-end sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate. The Funds reserve the right to reject an order of $50,000 or more for Class B shares and an order for Class B shares for Individual Retirement Accounts (IRA accounts) for shareholders 70 1/2 years old and older.

When choosing a share class, consider the following:

       Class A shares                Class B shares
----------------------------------------------------------
Front-end sales charge means  No front-end sales charge,
that a portion of your        so your full investment
initial investment goes       immediately goes toward
toward the sales charge, and  buying shares
is not invested
 ..........................................................
Reductions and waivers of     No reductions of the CDSC
the sales charges available   available, but waivers
                              available
 ..........................................................
Lower expenses than Class B   Higher distribution and
shares means higher           service fees than Class A
dividends per share           shares mean higher fund
                              expenses and lower dividends
                              per share
 ..........................................................
Conversion features are not   After seven years, Class B
applicable                    shares convert into Class A
                              shares, which reduces your
                              future fund expenses
 ..........................................................
No sales charges when shares  CDSC if shares are sold
are sold back to the Fund(1)  within six years: 5% in the
                              first year, 4% in the
                              second, 3% in the third and
                              fourth years, 2% in the
                              fifth, and 1% in the sixth
                              year

---------------

(1) A CDSC of up to 1% may be charged on certain redemptions of Class A shares purchased without a sales charge.

         Buying, Selling and Exchanging Fund Shares

 WHO CAN BUY INSTITUTIONAL CLASS SHARES

The Institutional Class shares are available for purchase only by the following:
   - funds of funds offered by VMF or other affiliates of the Trust
   - tax-exempt employee benefit plans if no third party administrator for the plan receives compensation from the Fund
   - institutional advisory accounts of VMF, or its affiliates and those having client relationships with an affiliate of VMF, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts
   - a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Class shares, where the investment is not part of a program that requires payment to the financial institution of a Rule 12b-1 or administrative service fee
   - registered investment advisers investing on behalf of institutions and high net-worth individuals entrusted to the adviser for investment purposes, if the adviser is compensated for its services exclusively from its clients for such advisory services
   - High net worth individuals desiring to purchase shares of the Funds directly through the Distributor provided they are able to satisfy the minimum investment requirements described below.

 WHO CAN BUY SERVICE CLASS SHARES

 Currently, insurance company separate accounts may purchase Service Class shares using purchase payments received on variable insurance contracts issued to qualified plans. Programs offered to qualified plans through broker-dealers or the Nationwide Trust Company may also purchase Service Class shares of the Fund. Qualified plan -- or variable insurance contract-directed -- purchases, exchanges and redemptions are handled in accordance with terms of the qualified plans or variable insurance contracts, subject to Fund restrictions contained herein. Since the qualified plans or variable insurance contracts may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, beneficial owners of the Service Class shares should contact their designated financial intermediary directly for details concerning transactions.

 WHO CAN BUY INSTITUTIONAL SERVICE CLASS SHARES

 The Institutional Service Class shares are available for purchase by the following:
   - retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans
   - tax-exempt employee benefit plans for which third party administrators provide recordkeeping services and are compensated by the Fund for such services
   - a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Service Class shares, where the investment is part of a program that collects an administrative service fee
   - registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Fund for services it provides
   - life insurance separate accounts to fund the benefits of variable annuity contract issued to governmental entities as an investment option under their deferred compensation plans as defined under Section 457 of the Internal Revenue Code (the Code) or qualified plan adopted, pursuant to
     Section 401(a) of the Code.

 WHO CAN BUY LOCAL FUND CLASS SHARES

 Local Fund shares are sold to the funds of funds (mutual funds investing primarily in other mutual funds), which are series of Nationwide Asset Allocation Trust.

BUYING SHARES
PURCHASE PRICE. The purchase or "offering" price of each share of a Fund is its "net asset value" (NAV), next determined after the order is received, plus any applicable sales charge. A separate NAV
                                       is calculated for each class of a Fund.
                                       Generally, the NAV is based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities owned by a Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class' outstanding shares. NAV is determined fifteen minutes after the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

MINIMUM INVESTMENTS --
CLASS A AND CLASS B SHARES
To open an account (per Fund) $1,000

 ......................................................

Through the Automatic Asset

Accumulation plan per
 transaction                                        $25

 ......................................................

Additional investments (per Fund) $100
MINIMUM INVESTMENTS -- INSTITUTIONAL SERVICE CLASS
 SHARES
To open an account (per Fund) $50,000

 ......................................................

Additional investments                             None
INSTITUTIONAL CLASS SHARES

To open an account (per Fund)                $1,000,000

 ......................................................

Additional investments                             None

 --------------------------------------------------------------
If you purchase Class A or Class B shares through an account at a broker different minimum account requirements may apply. These minimum investment requirements do not apply to certain retirement plans or omnibus accounts. Call 1-800-848-0920 for more information.

The Funds do not calculate NAV on the following days:
  - New Year's Day
  - Martin Luther King, Jr. Day
  - Presidents' Day
  - Good Friday
  - Memorial Day
  - Independence Day
  - Labor Day
  - Thanksgiving Day
  - Christmas Day
  - Other days when the New York Stock Exchange is not open.

Each Fund reserves the right not to determine an NAV when:
  - It has not received any orders to purchase, sell or exchange shares.
  - Changes in the value of that Fund's portfolio do not affect the NAV.

Bonds, foreign stocks and other securities owned by a Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund's net asset value may change on days when you will not be able to purchase or redeem the Fund's shares. If an event occurs after the close of a foreign exchange that is likely to affect significantly the Fund's net asset value, "fair value" pricing may be used. This means that the Fund may value its foreign holdings at prices other than their last closing prices, and the Fund's net asset value will reflect this.

IN-KIND PURCHASES. The Funds reserves the right to accept payment for shares in the form of securities that are permissible investments for the Funds.

CLASS A SALES CHARGES

The chart below shows the Class A sales charges, which decrease as the amount of your investment increases.

                                                      Sales charge
                                     Sales charge       as % of
                                       as % of           amount
Amount of purchase                  offering price      invested
------------------------------------------------------------------
Less than $50,000                   5.75%             6.10%
 ..................................................................
$50,000 to $99,999                  4.50              4.71
 ..................................................................
$100,000 to $249,999                3.50              3.63
 ..................................................................
$250,000 to $499,999                2.50              2.56
 ..................................................................
$500,000 to $999,999                2.00              2.04
 ..................................................................
$1 million to $24,999,999           0.50              0.50
 ..................................................................
$25 million or more                 0.25              0.25

CLASS A FINDERS' FEES

For certain sales of Class A shares at net asset value to employer sponsored retirement plans (other than those investing in the Funds through a variable insurance product) which are subject to a CDSC as described below, the Funds will pay a finder's fee to the dealer at the time of purchase. For the dealer to be eligible for the finder's fee, the following requirements apply:
  - The purchase of shares must be made by one employer-sponsored retirement plan within a twelve month period from the purchase of any Nationwide Mutual Funds (Nationwide Funds) Class A shares.
  - The purchase can be made in any combination of Nationwide Funds.

         Buying, Selling and Exchanging Fund Shares

  - The employer sponsored plan will be subject to a contingent deferred sales charge for shares redeemed in any employer initiated redemption within the first three years of purchase (the applicable contingent deferred sales charge will be charged as described below).
If these conditions are met, a finder's fee will be paid on the purchase at the following rates:

  - 1.00% for sales of the Nationwide Funds of $1 million and more but less than $3 million.

  - 0.50% for sales of the Nationwide Funds of $3 million and more but less than $50 million.

  - 0.25% for sales of the Nationwide Funds of $50 million or more.

REDUCTION AND WAIVER OF CLASS A SALES CHARGES

Shareholders can reduce or eliminate Class A shares' initial sales charge through one or more of the discounts described below:

  - An increase in the amount of your investment. The table above shows how the sales charge decreases as the amount of your investment increases.

  - Family Member Discount. Members of your family who live at the same address can combine investments in the Nationwide Funds possibly reducing the sales charge.

  - Lifetime Additional Discount. You can add the value of any of the Nationwide Mutual Funds Class A shares you already own with the value of the shares you are purchasing, which may reduce the applicable sales charge.

  - Insurance Proceeds or Benefits Discount Privilege. If you use the proceeds of an insurance policy issued by any member of Nationwide Insurance to purchase Class A shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.

  - No sales charge on a repurchase. If you sell Fund shares from your account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A shares that you buy within 30 days of selling Class A shares of an equal or lesser amount if you have already paid a sales charge. Remember, if you realize a gain on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

  - Letter of Intent Discount. State in writing that during a 13-month period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A shares and your sales charge will be based on the total amount you intend to invest. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of a Fund; it is merely a statement of intent. Please call 1-800-848-0920 for more information.

WAIVER OF CLASS A SALES CHARGES

The Class A sales charges will be waived for the following purchasers:
  - Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive sales charges for those persons.
  - Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the Distributor.
  - Any person who pays for the shares with the proceeds of a sale of non-Nationwide mutual fund shares. To qualify, you must have paid an initial sales charge or CDSC on the shares sold. You must purchase the Class A shares within 60 days of the sale, and you must request the waiver when you purchase the Class A shares (the Funds may require evidence that you qualify for this waiver).
  - Employer-sponsored retirement plans, including pension, profit sharing or deferred compensation plans which are qualified under Sections 401(a), 403(b) or 457 of the Internal Revenue Code.
  - Trustees and retired Trustees of Nationwide Funds (including its predecessor Trusts).
  - Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grandchildren) and immediate relatives of deceased employees of any member of Nationwide Insurance and Nationwide Financial companies, or any investment advisory clients of VMF or VSA and their affiliates.

  - Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time (including, but not limited to, Farmland Insurance Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farmers' Association, Ruralite Services, Inc., and Southern States Cooperative).

Please refer to the SAI for additional information regarding the waiver of Class A sales charges.

CONVERSION OF CLASS B SHARES

After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same. We do the conversion on the first business day of the month following the seventh anniversary of the date of your purchase.

HOW TO PLACE YOUR PURCHASE ORDER

If you wish to purchase Class A or Class B shares, you may purchase the shares using one of the methods described below. When you buy shares, be sure to specify the class of shares. If you don't choose a class, your investment will be made in Class A shares. Eligible entities wishing to purchase Institutional Class shares should contact NAS at 1-800-848-0920 for information regarding such purchases.

BY MAIL. Complete and mail your application with a check or money order made payable to: Nationwide Mutual Funds, P.O. Box 1492, Columbus, Ohio 43216-1492. Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Funds will not accept third-party checks.

BY WIRE. You can request that your bank transmit funds (federal funds) by wire to the Funds' custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920 by 4 p.m. Eastern Time, and the wire must be received by the custodian bank by the close of business on the day you placed your order or your order will be cancelled. You may be liable for any loss to the Funds resulting from the cancellation. Please note that your bank may charge a fee to wire funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

BY TELEPHONE (NATIONWIDE FUNDS NOW). Call 1-800-637-0012, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use Nationwide Funds NOW to make purchases.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with the Distributor.

ON-LINE. Log on to our website www.nationwidefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can download a Fund prospectus or receive information on all of our funds as well as your own personal accounts. You may also perform transactions such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

NATIONWIDE FUNDS NOW                                              1-800-637-0012

Our customized voice-response system, available 24 hours a day, seven days a week

         Buying, Selling and Exchanging Fund Shares

NATIONWIDE CUSTOMER SERVICE                                       1-800-848-0920
Representatives are available to answer questions between 8 a.m. and 5 p.m. Eastern Time (Monday through Friday, except Thursday, when representatives are available between 9:30 a.m. and 5 p.m. Eastern Time).

For additional information on buying shares and shareholder services, call Customer Service or contact your sales representative.

SELLING SHARES

You can sell -- also known as redeeming -- your shares of the Funds at any time, subject to certain restrictions as described below. The price you will
                                       receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after the Fund receives your properly completed order to sell in its offices in Columbus, Ohio. Of course, the value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of the Fund's investments at the time of the sale.

Properly completed orders contain all necessary paperwork to authorize and complete the transaction.
 the Funds may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a signature guarantee.

Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased by check may be delayed until the check clears, which may take up to 10 business days from the date of your purchase.

Under extraordinary circumstances a Fund may elect to honor your redemption request by transferring some of the securities held by the Fund directly to you. For more information about a Fund's ability to make such a redemption in kind, see the SAI.

RESTRICTIONS ON SALES

You may not be able to sell your shares of a Fund or a Fund may delay paying you the proceeds from a sale when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists.

SIGNATURE GUARANTEE - CLASS A AND CLASS B SHARES

A signature guarantee is required under the following circumstances:
-if your account address has changed within the last 10 business days, or -if the redemption check is made payable to anyone other than the registered shareholder, or
-if the proceeds are sent to a bank account not previously designated or changed within the past 10 business days, or
-if the proceeds are mailed to any address other than the address of record, or -if the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

The Distributor reserves the right to require a signature guarantee in other circumstances, without notice.

CONTINGENT DEFERRED SALES CHARGE (CDSC) ON CLASS A AND CLASS B SHARES

You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The sales charge applies if your sale causes the value of Class B shares in your account to fall below the total amount of all purchases of Class B shares you made during the preceding six years. The sales charge is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. The amount of the sales charge will decrease as illustrated in the following chart:

                        1       2       3       4       5       6           7
     Sale within       year   years   years   years   years   years   years or more
-----------------------------------------------------------------------------------
Sales charge            5%      4%      3%      3%      2%      1%          0%

All purchases during the month are grouped together and will be treated as if made on the last day of the preceding month.

Under certain circumstances, employer-sponsored retirement plans investing in Class A shares without a sales charge and for which a finder's fee has been paid (other than those investing in the Funds through variable insurance products) may be charged a CDSC if shares are redeemed within three years after purchase. The CDSC will be 1% for the first year, 0.50% for the second year and 0.25% for the third year.

We do not impose a CDSC on Class A or Class B shares purchased through reinvested dividends and distributions. If you sell your Class B shares and reinvest the proceeds in Class B shares within 30 days, the Funds will deposit an amount equal to any CDSC you paid into your account. We will also waive the CDSC on Class B shares if you sell shares following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or a determination of disability and for mandatory withdrawals from IRA accounts after age 70 1/2 years. For more information, see the SAI.

HOW TO PLACE YOUR SALE ORDER

You can request the sale of your Class A or Class B shares in any of the ways described below. A signature guarantee may be required under certain circumstances. Please refer to the section above entitled "Signature guarantee -- Class A and Class B shares". Eligible entities wishing to sell Institutional Class shares should contact the Distributor at 1-800-848-0920 for information regarding such sales.

BY TELEPHONE (NATIONWIDE FUNDS NOW). Calling 1-800-637-0012 connects you to our automated voice-response system, available 24 hours a day, seven days a weeks, for easy access to mutual fund information.
                                       You can sell shares and have the check
                                       mailed to your address of record, unless you declined this option on your application. Only the following types of accounts can use Nationwide Funds NOW to sell shares: Individual, Joint, Transfer on Death, Trust, and Uniform Gift/Transfer to Minor accounts. You can call 1-800-637-0012 after 7 p.m. Eastern Time to learn the day's closing share price.

 CAPITAL GAINS TAXES
 If you sell Fund shares for more than you paid for them, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and
 Taxes -- Selling Fund Shares" on page 36.

THROUGH OUR CUSTOMER SERVICE LINE. Unless you declined the telephone redemption privilege on your application, you can call and request that a check payable to the shareholder of record be mailed to the address of record. You can sell shares of your IRA by telephone if we receive the proper forms. The distribution from an IRA will be subject to a mandatory 10% federal withholding tax, unless you inform us in writing not to withhold taxes. For additional information or to request the forms, please call the Customer Service line at 1-800-848-0920. The Funds will use procedures to confirm that telephone instructions are genuine. If the Funds act on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Funds will be held harmless for any loss, claims or liability arising from its compliance with the instructions. The Funds may record telephone instructions to sell shares. The Funds reserve the right to revoke this privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

BY BANK WIRE. The Funds can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application) unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the Funds written notice of its termination.) Your funds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE (ACH). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been received by the Funds. Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the Funds written notice of its termination.)

BY MAIL OR FAX. Write a letter to Nationwide Mutual Funds, P.O. Box 1492, Columbus, Ohio 43216-1492 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must include your date of birth and indicate whether or not you want the Funds to withhold federal income tax from your proceeds. Your sale of shares will be processed on the date the Funds receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next business day. The Funds reserve the right to require the original document if you fax your letter.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you have an account with such a broker, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or its designated intermediary. Your broker or financial intermediary may charge a fee for this service.

         Buying, Selling and Exchanging Fund Shares

ON-LINE. Log on to our website www.nationwidefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can choose to receive information on all of our funds including downloading a prospectus as well as your own personal account. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to sell Fund shares on this website at any time, in which case you may continue to sell shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ACCOUNTS WITH LOW BALANCES -- CLASS A AND CLASS B SHARES

We may sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $250. Before the account is closed, we will give you notice and allow you 90 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts. This does not apply to Automatic Asset Accumulation accounts.

For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

DISTRIBUTION PLAN

In addition to the sales charges which you may pay for Class A and Class B shares, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits Class A and Class B shares of the Funds to compensate the distributor for expenses associated with distributing their shares and providing shareholder services.

DISTRIBUTION AND SERVICE FEES

Under the Distribution Plan, Class A and Class B shares of the Funds pay the Distributor compensation accrued daily and paid monthly, not exceeding an annual amount of:

           CLASS                 AS A % OF DAILY NET ASSETS
----------------------------------------------------------------
Class A shares               0.25% (distribution or service fee)
 ................................................................
Class B shares               1.00% (0.25% service fee)
 ................................................................
Service Class shares         0.15% (distribution or service fee)
 ................................................................
Local Fund shares            0.07%

Because these fees are paid out of the Funds' assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

EXCHANGING SHARES

You can exchange the shares you own for shares of another Fund within Nationwide Mutual Funds (except the Nationwide Morley Capital Accumulation Fund) as long as they are the same class of shares, both accounts have the same owner, and your first purchase in the new Fund meets the Fund's minimum investment requirement. For example, you can't exchange Class A shares for Class B shares.

 CAPITAL GAINS TAXES
 Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes.
 Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see
 "Distributions and Taxes -- Exchanging Fund Shares" on page 36.

Generally there is no sales charge for exchanges of Class B, Institutional Service Class, Service Class or Institutional Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the fund into which you are exchanging. If you exchange Prime Shares of the Nationwide Money Market Fund ("Money Market Fund") into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Money Market Fund. Exchanges into the Prime Shares of the Money Market Fund are only permitted from Class A, Class B, and Institutional Service Class shares of the Funds. If you exchange Class B shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Money Market Fund, the time you hold shares in the Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Money Market Fund, you will pay the sales charge that would have been charged if the initial Class B (or certain Class A) shares had been sold at the time they were exchanged into the Money Market Fund. If you exchange your Prime Shares of the Money Market Fund back into Class B (or certain Class A) shares, the time you held the Class B (or Class A) shares prior to the exchange will be counted for purposes of calculating the CDSC.

The Board of Trustees has approved holding a shareholder meeting for the Prestige Balanced and Prestige International Funds; at the meeting shareholders of each of these funds will be asked to approve its liquidation. Because it is anticipated that these funds will be liquidated shortly after shareholder approval is obtained, beginning March 1, 2001, you may no longer exchange into the Prestige Balanced or Prestige International Funds.

HOW TO PLACE YOUR EXCHANGE ORDER

You can request an exchange of shares in writing, by fax, by phone, or by on-line access (see "Buying Shares -- How to place your purchase order" on page 31 or the back cover for contact information). If you make your request in writing, please be sure all account holders sign the letter. Your exchange will processed on the date a Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next business day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling Nationwide Funds NOW, our automated voice-response system or by logging on to our website at www.nationwidefunds.com. You will have automatic exchange privileges unless you decline this option on your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days' written notice to shareholders.

EXCESSIVE EXCHANGE ACTIVITY

The Trust reserves the right to reject any exchange request it believes will increase transaction costs, or otherwise adversely affect other shareholders. Specifically, exchange activity may be limited to 12 exchanges within a one year period or 1% of the Fund's NAV. A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

         DISTRIBUTIONS AND TAXES
The following information is provided to help you understand the income and capital gains you can earn from owning Fund shares, as well as the federal taxes you may have to pay on this income. For tax advice about your personal tax situation, please speak with your tax adviser.

DISTRIBUTIONS OF INCOME DIVIDENDS

Every quarter, the S&P 500 Index, Small Cap Index, Mid Cap Market Index and International Index Funds distribute any available income dividends to shareholders. The Bond Index Fund distributes any available income dividends to shareholders daily and pays them monthly. Income dividends are taxable to you as ordinary income for federal income tax purposes, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount of income dividends distributed to you will be reported in a Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax-deferred plan or account). For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividend-received deduction.

DISTRIBUTIONS OF CAPITAL GAINS

If a Fund has net realized capital gains at the end of the calendar year (meaning the gains from sales of securities exceed any losses from sales), it will distribute this capital gain to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. On Form 1099, we will report the amount of net short-term capital gains and net long-term capital gains distributed to you during the year. Currently, for individuals, long-term capital gains are taxed at a maximum rate of 20%; short-term capital gains are taxed as ordinary income, such as interest or dividends. For more information regarding capital gains tax rates, speak with your tax adviser.

REINVESTING DISTRIBUTIONS

All income and capital gains distributions will be reinvested in shares of the applicable Fund. You may request a payment in cash in writing if distributions are in excess of $5. You may be subject to tax on reinvested distributions. If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future

 CHANGING YOUR DISTRIBUTION OPTION
 If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution distributions are reinvested in our account. Checks that remain uncashed for six months will be canceled and the money reinvested in the applicable Fund as of the cancellation date. No interest is paid during the time the check is outstanding.

You may be subject to federal backup withholding at a rate of 31% of each distribution unless you certify that the taxpayer identification number you gave us is correct, and that you are not subject to withholding. (We will, however, withhold taxes if the Internal Revenue Service notifies us that such certificates are not accurate, or as may otherwise be required under the Internal Revenue Code.)

STATE AND LOCAL TAXES

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser.

SELLING FUND SHARES

Selling Fund shares for more than you paid for them gives you a capital gain, which is subject to federal income tax. The amount of the tax depends on how long you held your shares. For individuals, long-term capital gains are currently taxed at a maximum rate of 20%; and short-term capital gains are taxed as ordinary income, such as interest or dividends. Capital gains from your sale of Fund shares are not reported on Form 1099; you or your tax adviser should keep track of your purchases, sales, and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you have.

EXCHANGING FUND SHARES

Exchanging your shares of a Fund for another is considered a sale for income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you have capital gains, which are subject to the federal income taxes described above. If you exchange Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you have.

         FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operation. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request. Class B shares in the Nationwide Small Cap Index, Mid Cap Market Index and Bond Index Funds had not been offered to the public as of October 31, 2000.

                                                                            NATIONWIDE S&P 500 INDEX FUND
                                                     ---------------------------------------------------------------------------
                                                                                                           INSTITUTIONAL CLASS
                                                         CLASS A SHARES            CLASS B SHARES                SHARES
                                                     -----------------------   -----------------------   -----------------------
                                                           PERIOD FROM               PERIOD FROM               PERIOD FROM
                                                        DECEMBER 29, 1999         DECEMBER 29, 1999         DECEMBER 29, 1999
                                                     TO OCTOBER 31, 2000(a)    TO OCTOBER 31, 2000(a)    TO OCTOBER 31, 2000(a)
                                                     -----------------------   -----------------------   -----------------------
NET ASSETS VALUE -- BEGINNING OF PERIOD                      $12.73                    $12.73                    $ 12.73
                                                             ------                    ------                    -------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                                 0.05(+)                  (0.01)(+)                   0.09(+)
  Net realized and unrealized loss                            (0.24)(+)                 (0.25)(+)                  (0.25)(+)
                                                             ------                    ------                    -------
       Total investment activities                            (0.19)                    (0.26)                     (0.16)
                                                             ------                    ------                    -------
DISTRIBUTIONS:
  Net investment income                                       (0.08)                    (0.05)                     (0.08)
                                                             ------                    ------                    -------
       Total distributions                                    (0.08)                    (0.05)                     (0.08)
                                                             ------                    ------                    -------
NET ASSET VALUE -- END OF PERIOD                             $12.46                    $12.42                    $ 12.49
                                                             ======                    ======                    =======
Total Return (excluding sales charge)(b)                       5.71%                     5.17%                      6.01%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, at end of period (000)                         $2,214                    $  987                    $92,190
  Ratio of expenses to average net assets(c)                   0.63%                     1.23%                      0.23%
  Ratio of net investment income (loss) to average
     net assets(c)                                             0.47%                    (0.12)%                     0.83%
  Ratio of expenses to average net assets*(c)                  0.88%                     2.05%                      0.30%
  Portfolio turnover rate(d)                                   9.72%                     9.72%                      9.72%

---------------

(+)  Calculated using the average daily shares outstanding for the period.

*  Ratios calculated as if no fees were waived and/or expenses reimbursed.

(a) The Class A, Class B and Institutional Class Shares commenced operations on December 29, 1999.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

         Financial Highlights

                                                                       NATIONWIDE S&P 500 INDEX FUND
                                          ---------------------------------------------------------------------------------------
                                                     SERVICE CLASS SHARES                  INSTITUTIONAL SERVICE CLASS SHARES
                                          ------------------------------------------   ------------------------------------------
                                            FOR THE YEAR           PERIOD FROM           FOR THE YEAR           PERIOD FROM
                                               ENDED            NOVEMBER 2, 1998            ENDED            NOVEMBER 2, 1998
                                          OCTOBER 31, 2000   TO OCTOBER 31, 1999(a)    OCTOBER 31, 2000   TO OCTOBER 31, 1999(a)
                                          ----------------   -----------------------   ----------------   -----------------------
NET ASSETS VALUE -- BEGINNING OF PERIOD       $  11.91               $  9.66               $ 11.94                $  9.66
                                              --------               -------               -------                -------
INVESTMENT ACTIVITIES:
  Net investment income                           0.07                  0.09                  0.08                   0.10
  Net realized and unrealized gain                0.56                  2.25                  0.56                   2.27
                                              --------               -------               -------                -------
       Total investment activities                0.63                  2.34                  0.64                   2.37
                                              --------               -------               -------                -------
DISTRIBUTIONS:
  Net investment income                          (0.07)                (0.09)                (0.08)                 (0.09)
  Net realized gains                             (0.02)                   --                 (0.02)                    --
                                              --------               -------               -------                -------
       Total distributions                       (0.09)                (0.09)                (0.10)                 (0.09)
                                              --------               -------               -------                -------
NET ASSET VALUE -- END OF PERIOD              $  12.45               $ 11.91               $ 12.48                $ 11.94
                                              ========               =======               =======                =======
Total Return (excluding sales charge)             5.25%                24.27%(b)              5.37%                 24.64%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, at end of period (000)          $189,443               $72,049               $31,917                $17,389
  Ratio of expenses to average net
     assets                                       0.63%                 0.63%(c)              0.48%                  0.48%(c)
  Ratio of net investment income to
     average net assets                           0.54%                 0.69%(c)              0.69%                  0.87%(c)
  Ratio of expenses to average net
     assets*                                      0.70%                 0.83%(c)              0.55%                  0.67%(c)
  Portfolio turnover rate(d)                      9.72%                55.07%                 9.72%                 55.07%

---------------
*  Ratios calculated as if no fees were waived and/or expenses reimbursed.

(a) The Service Class and Institutional Service Class Shares (formerly known as Class R and Class Y, respectively) commenced operations on November 2, 1998.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

                                                                           NATIONWIDE S&P 500 INDEX FUND
                                                            ------------------------------------------------------------
                                                                                 LOCAL FUND SHARES
                                                            ------------------------------------------------------------
                                                              FOR THE YEAR        FOR THE YEAR          PERIOD FROM
                                                                 ENDED               ENDED            JULY 24, 1998 TO
                                                            OCTOBER 31, 2000    OCTOBER 31, 1999    OCTOBER 31, 1998(a)
                                                            ----------------    ----------------    --------------------
NET ASSETS VALUE -- BEGINNING OF PERIOD                         $ 11.95             $  9.66               $ 10.00
                                                                -------             -------               -------
INVESTMENT ACTIVITIES:
  Net investment income                                            0.11(+)             0.12                  0.04
  Net realized and unrealized gain (loss)                          0.54(+)             2.27                 (0.35)
                                                                -------             -------               -------
       Total investment activities                                 0.65                2.39                 (0.31)
                                                                -------             -------               -------
DISTRIBUTIONS:
  Net investment income                                           (0.10)              (0.10)                (0.03)
  Net realized gains                                              (0.02)                 --                    --
                                                                -------             -------               -------
       Total distributions                                        (0.12)              (0.10)                (0.03)
                                                                -------             -------               -------
NET ASSET VALUE -- END OF PERIOD                                $ 12.48             $ 11.95               $  9.66
                                                                =======             =======               =======
Total Return (excluding sales charge)                              5.43%              24.85%                (3.08)%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, at end of period (000)                            $10,555             $30,674               $22,325
  Ratio of expenses to average net assets                          0.35%               0.35%                 0.35%(c)
  Ratio of net investment income to average net assets             0.84%               1.05%                 1.55%(c)
  Ratio of expenses to average net assets*                         0.38%               0.52%                 0.64%(c)
  Portfolio turnover rate(d)                                       9.72%              55.07%                 3.07%(b)

---------------

(+)  Calculated using the average daily shares outstanding for the period.

*  Ratios calculated as if no fees were waived and/or expenses reimbursed.

(a) The Local Fund Shares were first offered to the public on July 24, 1998.

(b) Not annualized.

(c) Annualized.

(d) Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

         Financial Highlights

                                                                 NATIONWIDE SMALL CAP INDEX FUND
                                                              -------------------------------------
                                                               PERIOD ENDED OCTOBER 31, 2000(a,b)
                                                              -------------------------------------
                                                              CLASS A SHARES    INSTITUTIONAL CLASS
                                                              --------------    -------------------
NET ASSETS VALUE -- BEGINNING OF PERIOD                          $  10.00             $ 10.00
                                                                 --------             -------
INVESTMENT ACTIVITIES:
  Net investment income                                              0.07                0.09
  Net realized and unrealized loss                                  (0.34)              (0.32)
                                                                 --------             -------
       Total investment activities                                  (0.27)              (0.23)
                                                                 --------             -------
DISTRIBUTIONS:
  Net investment income                                             (0.06)              (0.07)
                                                                 --------             -------
       Total distributions                                          (0.06)              (0.07)
                                                                 --------             -------
NET ASSET VALUE -- END OF PERIOD                                 $   9.67             $  9.70
                                                                 ========             =======
Total Return (excluding sales charges)(c)                           (2.71)%             (2.30)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, at end of period (000)                             $     32             $ 2,301
  Ratio of expenses to average net assets(d)                         0.79%               0.29%
  Ratio of net investment income to average net assets(d)            1.00%               1.69%
  Ratio of expenses to average net assets(*,d)                     329.04%              19.76%
  Portfolio turnover rate(e)                                        48.27%              48.27%

---------------
* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(a) The Fund commenced operations on December 29, 1999.

(b) Class B shares did not commence operations in the Small Cap Index Fund during this period.

(c) Not annualized.

(d) Annualized.

(e) Portfolio turnover is based on the Master Portfolios.

                                                              NATIONWIDE MID CAP MARKET INDEX FUND
                                                              -------------------------------------
                                                               PERIOD ENDED OCTOBER 31, 2000(a,b)
                                                              -------------------------------------
                                                              CLASS A SHARES    INSTITUTIONAL CLASS
                                                              --------------    -------------------
NET ASSETS VALUE -- BEGINNING OF PERIOD                           $10.00              $10.00
                                                                  ------              ------
INVESTMENT ACTIVITIES:
  Net investment income                                             0.09                0.14(+)
  Net realized and unrealized gain                                  1.76                1.76(+)
                                                                  ------              ------
       Total investment activities                                  1.85                1.90
                                                                  ------              ------
DISTRIBUTIONS:
  Net investment income                                            (0.08)              (0.10)
                                                                  ------              ------
       Total distributions                                         (0.08)              (0.10)
                                                                  ------              ------
NET ASSET VALUE -- END OF PERIOD                                  $11.77              $11.80
                                                                  ======              ======
Total Return (excluding sales charges)(c)                          18.51%              19.03%
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                                $3,049              $7,957
  Ratio of expenses to average net assets(d)                        0.81%               0.31%
  Ratio of net investment income to average net assets(d)           0.95%               1.49%
  Ratio of expenses to average net assets(*,d)                      3.12%               2.76%
  Portfolio turnover rate(e)                                       35.19%              35.19%

---------------
* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(+)  Calculated using the average daily shares outstanding for the period.

(a) The Fund commenced operations on December 29, 1999.

(b) Class B shares did not commence operations in the Mid Cap Market Index Fund during this period.

(c) Not annualized.

(d) Annualized.

(e) Portfolio turnover is based on the Master Portfolios.

         Financial Highlights

                                                                        NATIONWIDE INTERNATIONAL INDEX FUND
                                                              -------------------------------------------------------
                                                                         PERIOD ENDED OCTOBER 31, 2000(a)
                                                              -------------------------------------------------------
                                                              CLASS A SHARES    CLASS B SHARES    INSTITUTIONAL CLASS
                                                              --------------    --------------    -------------------
NET ASSETS VALUE -- BEGINNING OF PERIOD                          $ 10.00           $ 10.00              $ 10.00
                                                                 -------           -------              -------
INVESTMENT ACTIVITIES:
  Net investment income                                             0.06              0.02                 0.09
  Net realized and unrealized loss                                 (1.36)            (1.38)               (1.35)
                                                                 -------           -------              -------
       Total investment activities                                 (1.30)            (1.36)               (1.26)
                                                                 -------           -------              -------
DISTRIBUTIONS:
  Net investment income                                            (0.05)            (0.02)               (0.08)
                                                                 -------           -------              -------
       Total distributions                                         (0.05)            (0.02)               (0.08)
                                                                 -------           -------              -------
NET ASSET VALUE -- END OF PERIOD                                 $  8.65           $  8.62              $  8.66
                                                                 =======           =======              =======
Total Return (excluding sales charges)(b)                         (13.03)%          (13.62)%             (12.65)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, at end of period (000)                             $   230           $    53              $ 2,858
  Ratio of expenses to average net assets(c)                        0.86%             1.46%                0.36%
  Ratio of net investment income to average net assets(c)           1.01%             0.39%                1.16%
  Ratio of expenses to average net assets(*,c)                     49.77%            63.29%                8.18%
  Portfolio turnover rate(d)                                        5.66%             5.66%                5.66%

---------------
* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(a) The Fund commenced operations on December 29, 1999.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is based on the Master Portfolios.

                                                                   NATIONWIDE BOND INDEX FUND
                                                              -------------------------------------
                                                               PERIOD ENDED OCTOBER 31, 2000(a,b)
                                                              -------------------------------------
                                                              CLASS A SHARES    INSTITUTIONAL CLASS
                                                              --------------    -------------------
NET ASSETS VALUE -- BEGINNING OF PERIOD                          $ 10.00              $ 10.00
                                                                 -------              -------
INVESTMENT ACTIVITIES:
  Net investment income                                             0.50                 0.54
  Net realized and unrealized gain                                  0.08                 0.09
                                                                 -------              -------
       Total investment activities                                  0.58                 0.63
                                                                 -------              -------
DISTRIBUTIONS:
  Net investment income                                            (0.50)               (0.54)
                                                                 -------              -------
       Total distributions                                         (0.50)               (0.54)
                                                                 -------              -------
NET ASSET VALUE -- END OF PERIOD                                 $ 10.08              $ 10.09
                                                                 =======              =======
Total Return (excluding sales charges)(c)                           5.92%                6.47%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, at end of period (000)                             $ 8,352              $ 3,763
  Ratio of expenses to average net assets(d)                        0.81%                0.31%
  Ratio of net investment income to average net assets(d)           6.06%                6.49%
  Ratio of expenses to average net assets(*,d)                      3.48%               10.87%
  Portfolio turnover rate(e)                                       35.74%               35.74%

---------------
* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(a) The Fund commenced operations on December 29, 1999.

(b) Class B shares did not commence operations in the Bond Index Fund during this period.

(c) Not annualized.

(d) Annualized.

(e) Portfolio turnover is based on the Master Portfolios.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

INFORMATION FROM NATIONWIDE

Please read this Prospectus before you invest, and keep it with your records. The following documents contains additional information about the Funds. To obtain a document free of charge, contact us at the address or number listed below.

- SAI (incorporated by reference into this Prospectus)

- Annual Report (which contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance) (as available)

- Semi-Annual Report (as available)

FOR ADDITIONAL INFORMATION CONTACT:

Nationwide Family of Funds
P.O. Box 1492
Columbus, Ohio 43216-1492
(614) 428-3278 (fax)

[Nationwide Logo]

FOR INFORMATION, ASSISTANCE AND WIRE ORDERS:

1-800-848-0920 (toll free, 8 a.m. - 5 p.m. Eastern Time (Monday through Friday, except Thursday, when representatives are available between 9:30 a.m. and 5 p.m. Eastern Time)).

FOR 24-HOUR ACCOUNT ACCESS:

1-800-637-0012 (toll free)
Also, visit the Nationwide Family of Funds' website at www.nationwidefunds.com

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (for their hours of operation, call 1-202-942-8090)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov.

INVESTMENT COMPANY ACT FILE NO. 811-08495

NATIONWIDE FAMILY OF FUNDS
P.O. BOX 1492
COLUMBUS, OHIO 43216-1492

HS-1223-3/01

NATIONWIDE(R) FAMILY OF FUNDS

Prospectus

March 1, 2001

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

- Nationwide High Yield Bond Fund

- Nationwide Bond Fund

- Nationwide Tax-Free Income Fund

- Nationwide Government Bond Fund
   (formerly the "Nationwide Intermediate U.S. Government Bond Fund")

- Nationwide Morley Enhanced Income Fund
   (formerly the "Morley Enhanced Income Fund")

- Nationwide Money Market Fund

         TABLE OF CONTENTS

FUND SUMMARIES...............................................................  2

FUND SUMMARIES -- THE BOND FUNDS.............................................  3
Nationwide High Yield Bond Fund..............................................  3
Nationwide Bond Fund.........................................................  7
Nationwide Tax-Free Income Fund.............................................. 10
Nationwide Government Bond Fund.............................................. 13
Nationwide Morley Enhanced Income Fund....................................... 16

FUND SUMMARY -- NATIONWIDE MONEY
MARKET FUND.................................................................. 19
Nationwide Money Market Fund................................................. 19

MORE ABOUT THE BOND FUNDS.................................................... 21
Other Principal Investments and Techniques................................... 21
Other Principal Risks........................................................ 24

MORE ABOUT THE MONEY MARKET FUND............................................. 25
Other Principal Investments and Techniques................................... 25
Other Principal Risks........................................................ 25

MANAGEMENT................................................................... 26
Investment Advisers.......................................................... 26
Portfolio Managers........................................................... 26

BUYING, SELLING AND EXCHANGING FUND SHARES................................... 28
Choosing a Share Class....................................................... 28
Buying Shares................................................................ 30
Selling Shares............................................................... 33
Distribution Plan............................................................ 36
Exchanging Shares............................................................ 36

DISTRIBUTIONS AND TAXES...................................................... 38
Distributions of Income Dividends............................................ 38
Distributions of Capital Gains............................................... 38
Reinvesting Distributions.................................................... 38
State and Local Taxes........................................................ 38
Selling Fund Shares.......................................................... 38
Exchanging Fund Shares....................................................... 38

FINANCIAL HIGHLIGHTS......................................................... 39

ADDITIONAL INFORMATION............................................... BACK COVER

         FUND SUMMARIES
This prospectus provides information about six of the Nationwide(R) Mutual Funds, which include five bond funds and a money market fund (together, the "Funds"). The "Bond Funds" means all of the bond funds offered in this prospectus, and the "Money Market Fund" means the Nationwide Money Market Fund. The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for all the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare the Funds with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Bond Funds" beginning on page 21 or "More about the Money Market Fund" beginning on page 25. "You" and "your" refer to potential investors and current shareholders of the Fund.

The Fund Summaries contain a discussion of the general risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.

A QUICK NOTE ABOUT SHARE CLASSES

The Funds have the following share classes:

Nationwide High Yield Bond Fund
          - Class A
          - Class B
          - Class C
          - Institutional Service Class

Nationwide Bond Fund
          - Class A
          - Class B
          - Class C
          - Class D

Nationwide Tax-Free Income Fund
          - Class A
          - Class B
          - Class C
          - Class D

Nationwide Government Bond Fund
     (formerly the "Nationwide Intermediate U.S. Government Bond Fund")
          - Class A
          - Class B
          - Class C
          - Class D

Nationwide Morley Enhanced Income Fund
     (formerly the "Morley Enhanced Income Fund")
          - Class A
          - Institutional Service Class
          - Institutional Class

Nationwide Money Market Fund
          - Prime Shares
          - Service Class

The fees, sales charges and expenses for each share class are different, but each share class of a particular Fund represents an investment in the same assets of that Fund. Having different share classes simply lets you choose the cost structure that's right for you.

The fees and expenses for each Fund are set forth in the Fund Summaries. For more information about which share class is right for you, see "Buying, Selling and Exchanging Fund Shares -- Choosing a Share Class" beginning on page 28.
 Effective March 1, 2001, the Nationwide Intermediate U.S. Government Bond Fund will be known as the NATIONWIDE GOVERNMENT BOND FUND and the Morley Enhanced Income Fund will be known as the NATIONWIDE MORLEY ENHANCED INCOME FUND. This prospectus reflects these name changes.

         FUND SUMMARIES -- THE BOND FUNDS             NATIONWIDE HIGH YIELD BOND
                                                      FUND

OBJECTIVES AND PRINCIPAL STRATEGIES
The Fund seeks high current income with capital appreciation as a secondary objective.
To achieve its objective, the Fund invests primarily in U.S. dollar-denominated high yield bonds of domestic and foreign issuers (junk bonds). Under normal market conditions, the Fund will invest at least 65% of its total assets in U.S. dollar-denominated domestic and foreign bonds that are considered below investment grade. Such bonds are commonly known as junk bonds. A company is considered to be domestic if it is organized under the laws of the U.S. and has a principal place of business in the U.S., or derives 50% or more of its cash flow from business in the U.S. These bonds may be of any credit quality and may include securities which currently are not paying interest, pay-in-kind securities, zero coupon bonds and securities that are in default.

 Bonds with ratings below Baa (Moody's) or BBB
 (Standard & Poor's) are considered below investment grade and are commonly referred to as junk bonds.
 These bonds generally offer higher interest rates because the issuer is at greater risk of default
 (failure to repay the bond).

The Fund's portfolio manager generally uses a "top-down" and "bottom up" approach when selecting securities. The "top-down" approach focuses on theme and sector development and broad
                                       diversification among countries, sectors and industries, while the "bottom up" approach focuses on individual issues through the application of credit analysis. The portfolio manager uses an active process that emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in junk bonds.

   "TOP-DOWN" APPROACH

 - ECONOMIC ANALYSIS. The portfolio manager takes a view of the economy in order to develop an overall theme of the Fund and selects sectors that fit within the theme.

   "BOTTOM UP" APPROACH

 - CREDIT RESEARCH. The portfolio manager uses independent credit research and on-site management visits to evaluate debt service, growth rate, and both downside and upgrade potential for each individual issue.

 - STRONG LONG-TERM FUNDAMENTALS. Under the "bottom up" approach, the portfolio manager assesses new issues' secondary market opportunities through a relative value analysis.
By using these approaches, the Fund assesses new issues versus secondary market opportunities. The Fund intends to maintain a dollar-weighted effective average portfolio maturity of five to ten years. The Fund's average portfolio maturity may be shortened by securities that have floating or variable interest rates or that include put features which provide the Fund with the right to sell the security at face value prior to maturity. The Fund intends to sell securities which no longer fit within the above parameters.
In order to maintain liquidity, or in the event that the portfolio manager determines there are no securities currently available in the market that meet the Fund's investment objectives, the Fund may invest up to 35% of its total assets in cash or money market instruments.
PRINCIPAL RISKS
Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decrease. The value of your shares will also be impacted by the portfolio manager's ability to assess economic conditions and investment opportunities.

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. There is also inflation risk when investments in debt securities are initially made when inflation and interest rates are low and the value of these debt securities subsequently fall as inflation rises because higher paying interest rates become more attractive than lower paying interest rates.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the securities the Fund owns. These risks are particularly strong for junk bonds and other lower-rated securities.

LOWER-RATED SECURITIES RISK. Investment in junk bonds and other lower-rated or high yield securities involves substantial risk of loss. These securities are considered speculative with

         Fund Summaries -- Nationwide High Yield Bond Fund

respect to the issuer's ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons an investment in the Fund is subject to the following specific risks:

- Increased price sensitivity to changing interest rates and to adverse economic and business developments

- Greater risk of loss due to default or declining credit quality

- Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments when due

- Negative market sentiments toward high yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security in the Fund.

MATURITY RISK. The price of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

FOREIGN RISK. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments and less established markets.

LIQUIDITY RISK. Liquidity risk is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

CALL RISK. Call risk is the possibility that an issuer may redeem a debt security before maturity (call). An increase in the likelihood of a call may reduce the security's price. If a debt security is called, the Fund may have to reinvest the proceeds in other debt securities with lower interest rates, higher credit risks, or other less favorable characteristics.

DERIVATIVES RISK. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. Counter parties to over-the-counter derivatives contracts present default risks if such counterparties fail to fulfill their obligations. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

For additional information, see "More About the Bond Funds" beginning on page
21.

PERFORMANCE

The following bar chart and table present the performance of the Fund. The bar chart shows the Fund's annual total return. The table shows the Fund's average annual total returns for that time period compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL RETURNS -- INSTITUTIONAL SERVICE CLASS SHARES(1)

2000                                                                             -13.7%

Best Quarter:         -0.31% 2nd qtr. of 2000
Worst Quarter:        -8.08%  4th qtr. of 2000
---------------

(1) Sales charges are not applicable to the Institutional Service Class shares. If the sales charges and additional expenses of the Fund's other classes were included, the annual returns would be lower than those shown. Please call 1-800-637-0012 to obtain the Fund's current 30-day yield.

                                                            Since
Average annual returns(1) -- as of 12/31/00  1 year     Inception(2)
----------------------------------------------------------------------
Class A shares                               -18.38%       -18.37%
 ......................................................................
Class B shares                               -18.98%       -18.21%
 ......................................................................
Class C shares(3)                            -16.77%       -16.02%
 ......................................................................
Institutional Service Class shares           -13.72%       -13.73%
 ......................................................................
CS First Boston Global High Yield             -5.21%        -5.21%
Corporate Bond Index

---------------

(1) These returns reflect performance after sales charges, if any, and expenses are deducted.

(2) The Fund began operations on December 29, 1999.

(3) These returns include performance of the Fund which was achieved prior to the creation of the Class C shares (March 1, 2001), which is the same as the performance shown for the Class B shares through December 31, 2000. The returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance of Class C would have been similar as a result of similar expenses.

(4) The CS First Boston Global High Yield Corporate Bond Index is an unmanaged index which gives a broad look at public high yield debt. The returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of the Index would be lower.

FEES AND EXPENSES

This table describes fees and expenses that you may pay when buying and holding shares of the Fund.

                                                        Institutional
Shareholder Fees(1)                                        Service
(paid directly from your  Class A   Class B   Class C       Class
investment)               shares    shares    shares       shares
---------------------------------------------------------------------
Maximum Sales Charge      4.50%(2)  None      1.00%     None
(Load) imposed on
purchases (as a
percentage of offering
price)
 .....................................................................
Maximum Deferred Sales    None(3)   5.00%(4)  1.00%(5) None
Charge (Load) imposed on
redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)

                                                              Institutional
                                                                 Service
Annual Fund Operating Expenses  Class A   Class B   Class C       Class
(deducted from Fund assets)     shares    shares    shares       shares
---------------------------------------------------------------------------
Management Fees                 0.55%     0.55%     0.55%         0.55%
 ...........................................................................
Distribution and/or Service     0.25%     1.00%     1.00%         None
(12b-1) Fees
 ...........................................................................
Other Expenses                  0.35%     1.91%     1.91%         0.28%
---------------------------------------------------------------------------
TOTAL ANNUAL FUND               1.15%     3.46%     3.46%         0.83%
OPERATING EXPENSES
 ...........................................................................
Amount of Fee Waiver/Expense    0.20%     1.76%     1.76%         0.13%
Reimbursement
---------------------------------------------------------------------------
NET EXPENSES AFTER WAIVERS(6)   0.95%     1.70%     1.70%         0.70%

---------------

(1) If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares -- Buying Shares -- Front-end Sales Charges" beginning on page 31.

(3) A contingent deferred sales charge (CDSC) of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge.

(4) A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares -- Selling Shares -- Contingent deferred sales charge
    (CDSC) on Class A, Class B and Class C shares" beginning on page 34.

(5) A CDSC of 1% is charged when you sell Class C shares within the first year of purchase.

(6) Villanova Mutual Fund Capital Trust (VMF), the Fund's investment adviser, and the Fund have entered into a written contract limiting operating expenses to those listed in "Net Expenses After Waivers" through February 28, 2002. The Fund is authorized to reimburse VMF for management fees previously waived and/or for the cost of Other Expenses paid by VMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse VMF in this manner only applies to fees paid or reimbursements made by VMF at some time within the first five years from the time the Fund commenced operations.

         Fund Summaries -- Nationwide High Yield Bond Fund

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and expense waivers for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 year   3 years   5 years   10 years
----------------------------------------------------------------
Class A shares              $543    $  780    $1,036     $1,768
 ................................................................
Class B shares              $673    $1,199    $1,847     $2,832
 ................................................................
Class C shares              $371    $  990    $1,731     $3,685
 ................................................................
Institutional Service
Class shares                $ 72    $  252    $  448     $1,013

You would pay the following expenses on the same investment if you did not sell your shares(1):

                           1 year   3 years   5 years   10 years
----------------------------------------------------------------
Class B shares              $173     $899     $1,647     $2,832
 ................................................................
Class C shares              $271     $990     $1,731     $3,685

---------------

(1) Expenses paid on the same investment in Class A and Institutional Service Class shares do not change whether or not you sell your shares.

         FUND SUMMARIES -- THE BOND FUNDS         NATIONWIDE BOND FUND

OBJECTIVE AND PRINCIPAL STRATEGIES
The Fund seeks as high a level of current income as is consistent with preservation of capital.

To achieve its goal, the Fund seeks an attractive risk-adjusted total return, with an emphasis on current income. It seeks to achieve its goal by investing primarily in investment-grade securities, focusing largely on corporate bonds and U.S. government securities. Under normal market conditions, the Fund will invest at least 65% of its total assets in bonds, which include debentures and notes.
                                       The Fund also invests in foreign
                                       government and corporate bonds,
                                       denominated in U.S. dollars, and in
                                       mortgage-backed securities. It may also
                                       invest in commercial paper rated in one
                                       of the two highest rating categories by a rating agency.

INVESTMENT-GRADE SECURITIES
 The Fund focuses on "investment grade" taxable debt securities, including corporate debt instruments that have been rated within the four highest rating categories by a nationally recognized statistical rating organization (rating agency), such as Standard
 & Poor's Corporation or Moody's Investors Service,
 Inc. The rating agency evaluates a debt security, measures the issuer's financial condition and stability, and assigns a rating to the security. By measuring the issuer's ability to pay back the debt, ratings help investors evaluate the safety of their bond investments.

The Fund's portfolio manager will consider the duration of particular bonds and the Fund's overall portfolio when managing the Fund. The Fund will have a duration of four to seven years. In choosing to buy a debt security, the portfolio manager looks for value. A security may be sold to take advantage of more favorable opportunities. The Fund may sell a debt security as it gets closer to maturity in order to maintain the Fund's target duration and achieve an attractive total return.

 Duration is the sensitivity of the net asset value of the Fund to changes in interest rates.

PRINCIPAL RISKS
Because the value of your investment will fluctuate, there is the risk that you will lose money. Your investment will decline if the value of the Fund's investments decrease. The value of your shares will also be impacted in part by the portfolio manager's ability to assess economic conditions and investment opportunities.

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. There is also inflation risk when investments in debt securities are initially made when inflation and interest rates are low and the value of these debt securities subsequently fall as inflation rises because higher paying interest rates become more attractive than lower paying interest rates.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security of the Fund may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the Fund.

PREPAYMENT RISK AND EXTENSION RISK. The issuers of mortgage-backed securities may be able to repay principal in advance, and are especially likely to do so when interest rates fall. Prepayment risk is the risk that because prepayments generally occur when interest rates are falling, a Fund may have to reinvest the proceeds from prepayments at lower rates. Changes in prepayment rates can make the price and yield of mortgage-backed securities volatile. When mortgage-backed securities are prepaid, the Fund may also fail to recover premiums paid for the securities, resulting in an unexpected capital loss, and the Fund may have to reinvest the proceeds from the repayment at lower rates. In addition, rising interest rates may cause prepayments to occur at slower than expected rates thereby effectively lengthening the maturity of the securities and making them more sensitive to interest rate changes. Extension risk is the risk that anticipated payments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the anticipated maturity of a security may be extended past what the portfolio manager anticipated, affecting the maturity and volatility of the Fund.

LIQUIDITY RISK. Liquidity risk is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

         Fund Summaries -- Nationwide Bond Fund

FOREIGN RISK. To the extent the Fund invests in foreign securities, investments in foreign securities involve risks in addition to those of U.S. investments. These risks involve political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unsafe governments and less established markets.

For additional information, see "More about the Bond Funds" beginning page 21.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility -- or variability -- of the Fund's annual total returns over time, and shows that fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL RETURNS -- CLASS D SHARES(1)

1991                                                                             16.9%
1992                                                                                8
1993                                                                             10.7
1994                                                                             -8.1
1995                                                                             24.2
1996                                                                              1.5
1997                                                                              9.3
1998                                                                              8.4
1999                                                                             -2.8
2000                                                                              7.4

Best Quarter:       8.69% 2nd qtr. of 1995
Worst Quarter:     -5.02%  1st qtr. of 1994
---------------

(1) These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown. Please call 1-800-637-0012 for the Fund's current 30-day yield.

Average annual returns(1) -- as of 12/31/00  1 year    5 years    10 years
--------------------------------------------------------------------------
Class A shares(2)                             2.49%     3.56%       6.62%
 ..........................................................................
Class B shares(2)                             1.58%     3.87%       6.95%
 ..........................................................................
Class C shares(3)                             5.37%     4.44%       7.08%
 ..........................................................................
Class D shares                                2.60%     3.70%       6.69%
 ..........................................................................
Lehman Brothers Govt./Corporate              11.84%     6.23%       8.00%
  Bond Index(4)

---------------

(1) These returns reflect performance after sales charges and expenses are deducted, and include the performance of its predecessor fund prior to May 11, 1998.

(2) These returns include performance based on the Fund's predecessor, which was achieved prior to the creation of the class (May 11, 1998), and which is the same as the performance shown for Class D shares through May 11, 1998. The returns have been restated for sales charges but not for fees applicable to Class A and B shares. Had Class A or B shares been in existence for the time periods presented, the performance of Class A and B shares would have been lower as a result of their additional expenses.

(3) These returns include performance based on the Fund's predecessor, which was achieved prior to the creation of the Fund (May 11, 1998), and which is the same as the performance shown for the Class D shares through May 1, 1998. In addition, for the period from May 11, 1998 through December 31, 2000, which is prior to the implementation of the Class C shares, the performance of Class C shares is based on the performance shown for Class D shares. These returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance for Class C shares would have been lower as a result of their additional expenses.

(4) The Lehman Brothers Government/Corporate Bond Index -- an unmanaged index of government and corporate bonds -- gives a broad look at how the prices of U.S. government and corporate bonds have performed. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund.

  Shareholder Fees(1)
(paid directly from your  Class A   Class B   Class C   Class D
      investment)         shares    shares    shares    shares
---------------------------------------------------------------
Maximum Sales Charge      4.50%(2)  None      1.00%     4.50%(2)
(Load) imposed on
purchases (as a
percentage of offering
price)
 ...............................................................
Maximum Deferred Sales    None(3)   5.00%(4)  1.00%(5)  None
Charge (Load) imposed on
redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)

Annual Fund Operating Expenses  Class A   Class B   Class C   Class D
 (deducted from Fund assets)    shares    shares    shares    shares
---------------------------------------------------------------------
Management Fees                 0.50%     0.50%     0.50%     0.50%
 .....................................................................
Distribution and/or Service     0.25%     0.85%     0.85%     None
(12b-1) Fees
 .....................................................................
Other Expenses                  0.30%     0.29%     0.29%     0.33%
---------------------------------------------------------------------
TOTAL ANNUAL FUND               1.05%     1.64%     1.64%     0.83%
OPERATING EXPENSES

---------------

(1) If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A and Class D shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares -- Buying Shares -- Front-end Sales Charges" beginning on page 31.

(3) A CDSC of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge.

(4) A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares -- Selling Shares -- Contingent deferred sales charge
    (CDSC) on Class A, Class B and Class C shares" beginning on page 34.

(5) A CDSC of 1% is charged when you sell Class C shares within the first year after purchase.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 year   3 years   5 years   10 years
-----------------------------------------------------------------
Class A shares               $552     $769     $1,003     $1,675
 .................................................................
Class B shares               $667     $817     $1,092     $1,713
 .................................................................
Class C shares               $365     $612     $  983     $2,024
 .................................................................
Class D shares               $531     $703     $  890     $1,429

You would pay the following expenses on the same investment if you did not sell your shares(1):

                             1 year   3 years   5 years   10 years
------------------------------------------------------------------
Class B shares                $167     $517      $892      $1,713
 ..................................................................
Class C shares                $265     $612      $983      $2,024

---------------

(1) Expenses paid on the same investment in Class A and Class D shares do not change whether or not you sell your shares.

         FUND SUMMARIES -- THE BOND FUNDS             NATIONWIDE TAX-FREE INCOME
                                                      FUND

OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks as high a level of current income that is exempt from federal income taxes as is consistent with the preservation of capital through investing in investment-grade municipal obligations.

To achieve its objective, the Fund invests at least 80% of its net assets in securities, the interest income from which is exempt from federal income taxes. In addition, the Fund may also invest up to 20% of its net assets in securities, the interest income from which is treated as a preference item for purposes of the federal alternative minimum tax. The Fund focuses on municipal obligations that have been rated within the four highest rating categories by a rating agency (such as Standard & Poor's Corporation or Moody's Investors Services, Inc.), or if not rated, are of equivalent quality. These obligations are issued by states, U.S. territories, and their political subdivisions.

 MUNICIPAL OBLIGATIONS
 Municipal obligations are issued by, or on behalf of, states, cities and other local governmental entities, to pay for construction and other projects. They are loans that investors make to a government or governmental entity; the government or governmental entity gets the cash it needs to complete its project and the lenders earn interest payments and get their principal back.

The Fund may also invest in other types of municipal obligations, including tax-exempt zero-coupon securities, and floating and variable-rate bonds. In choosing to buy a security, the portfolio manager looks for value. A security may be sold to take advantage of more favorable opportunities.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline if the value of the Fund's investments decrease. The value of your shares will also be impacted in part by the portfolio manager's ability to assess economic conditions and investment opportunities.

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of debt security, the more sensitive it is to price shifts as a result of interest rate changes. There is also inflation risk when investments in debt securities are initially made when inflation and interest rates are low and the value of these debt securities subsequently fall as inflation rises because higher paying interest rates become more attractive than lower paying interest rates.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the securities the Fund owns.

TAX RISK. As a shareholder in the Fund, you may also face two types of tax risk. There is a risk that the federal income tax rate will be reduced and the value of the tax-exemption will be less valuable. There is also the risk that a municipal bond, which is issued as tax-exempt, will eventually be declared taxable.

LIQUIDITY RISK. Liquidity risk is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

For additional information, see "More About the Bond Funds" beginning on page
21.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility -- or variability -- of the Fund's annual total returns over time, and shows that fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL RETURNS -- CLASS D SHARES(1)

1991                                                                             10.8%
1992                                                                              9.5
1993                                                                             12.7
1994                                                                             -9.1
1995                                                                             17.5
1996                                                                              3.7
1997                                                                              8.6
1998                                                                              5.6
1999                                                                             -3.6
2000                                                                             11.4

Best Quarter:       8.10% 1st qtr. of 1995
Worst Quarter:     -7.20% 1st qtr. of 1994
---------------

(1) These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown. Please call 1-800-637-0012 for the Fund's current 30-day yield.

Average annual returns -- as of 12/31/00(1)   1 year   5 years   10 years
-------------------------------------------------------------------------
Class A shares(2)                              6.11%    3.95%      5.89%
 .........................................................................
Class B shares(2)                              5.48%    4.23%      6.21%
 .........................................................................
Class C shares(3)                              9.29%    4.81%      6.33%
 .........................................................................
Class D shares                                 6.38%    4.07%      5.95%
 .........................................................................
Lehman Brothers Municipal                     11.68%    5.84%      7.32%
  Bond Index(4)

---------------

(1) These returns reflect performance after sales charges and expenses are deducted, and include the performance of the Fund's predecessor for periods prior to May 11, 1998.

(2) These returns include performance based on the Fund's predecessor, which was achieved prior to the creation of the class (May 11, 1998), and which is the same as the performance shown for Class D shares through May 11, 1998. The returns have been restated for sales charges but not for fees applicable to Class A and B shares. Had Class A or B shares been in existence for the time periods presented, the performance of Class A and B shares would have been lower as a result of their additional expenses.

(3) These returns include performance based on the Fund's predecessor, which was achieved prior to the creation of the Fund (May 11, 1998), and which is the same as the performance shown for the Class D shares through May 1, 1998. In addition, for the period from May 11, 1998 through December 31, 2000, which is prior to the implementation of the Class C shares, the performance of Class C shares is based on the performance shown for Class D shares. These returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance for Class C shares would have been lower as a result of their additional expenses.

(4) The Lehman Brothers Municipal Bond Index -- an unmanaged index of municipal bonds -- gives a broad look at how the bond prices of municipal bonds have performed. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


        Shareholder Fees(1)           Class A   Class B   Class C   Class D
(paid directly from your investment)  shares    shares    shares    shares
---------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed   4.50%(2)  None      1.00%
on purchases (as a percentage of                                     4.50%(2)
offering price)
 ...........................................................................
Maximum Deferred Sales Charge (Load)  None(3)   5.00%(4)  1.00%(5)   None
imposed on redemptions (as a
percentage of original purchase
price or sale proceeds, as
applicable)
 ...........................................................................


Annual Fund Operating Expenses  Class A   Class B   Class C   Class D
 (deducted from Fund assets)    shares    shares    shares    shares
---------------------------------------------------------------------
Management Fees                 0.50%     0.50%     0.50%      0.50%
 .....................................................................
Distribution and/or             0.25%     0.85%     0.85%      None
Service (12b-1) Fees
 .....................................................................
Other Expenses                  0.19%     0.20%     0.20%      0.20%
---------------------------------------------------------------------
TOTAL ANNUAL FUND               0.94%     1.55%     1.55%      0.70%
OPERATING EXPENSES

---------------

(1) If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A and Class D shares decreases. For more

         Fund Summaries -- Nationwide Tax-Free Income Fund

    information, see "Buying, Selling and Exchanging Fund Shares -- Buying Shares -- Front-end Sales Charges" beginning on page 31.

(3) A CDSC of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge.

(4) A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares -- Selling Shares -- Contingent deferred sales charge
    (CDSC) on Class A, Class B and Class C Shares" beginning on page 34.

(5) A CDSC of 1% is charged when you sell Class C shares within the first year after purchase.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 year   3 years   5 years   10 years
-----------------------------------------------------------------
Class A shares               $542     $736     $  947     $1,553
 .................................................................
Class B shares               $658     $790     $1,045     $1,605
 .................................................................
Class C shares               $356     $585     $  936     $1,927
 .................................................................
Class D shares               $518     $664     $  822     $1,281

You would pay the following expenses on the same investment if you did not sell your shares(1):

                            1 year   3 years   5 years   10 years
-----------------------------------------------------------------
Class B shares               $158     $490      $845      $1,605
 .................................................................
Class C shares               $256     $585      $936      $1,927

---------------

(1) Expenses paid on the same investment in Class A and Class D shares do not change whether or not you sell your shares.

         FUND SUMMARIES -- THE BOND FUNDS             NATIONWIDE GOVERNMENT BOND
                                                      FUND
                                                      (FORMERLY "NATIONWIDE
                                                      INTERMEDIATE
                                                      U.S. GOVERNMENT BOND
                                                      FUND")

OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks as high a level of current income as is consistent with the preservation of capital.

To achieve its goal, the Fund seeks an attractive risk-adjusted total return with an emphasis on current income. It seeks to achieve its goal primarily by investing at least 65% of its total assets in U.S. government and agency bonds, bills and notes. The Fund may also invest in mortgage-backed securities issued by U.S. government agencies. The dollar-weighted average portfolio maturity of the Fund's assets will generally be five to nine years.

 BOND MATURITY
 Bond maturity simply means the life of a bond before it comes due and must be repaid. Generally, the longer the bond's maturity, the higher the interest rate.
 This compensates investors for tying up their investments for longer periods. However, as described below, bonds with longer maturities are also more sensitive to price shifts caused by interest rate changes.

To select investments that fit the Fund's objectives, the portfolio manager uses interest rate expectations, yield-curve analysis, economic forecasting, market sector analysis and other techniques. The Fund may also look for bonds that the portfolio manager believes are undervalued, with the goal of buying them at attractive prices and watching them increase in value. A security may be sold to take advantage of more favorable opportunities.

The Fund's portfolio manager will consider the duration of particular bonds and the Fund's overall portfolio when managing the Fund. The Fund will typically have a duration of four to six years. A security may be sold to take advantage of more favorable opportunities.

 Duration is the sensitivity of the net asset value of the Fund to changes in interest rates.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decrease. The value of your shares will also be impacted in part by the portfolio manager's ability to assess economic conditions and investment opportunities.

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. There is also inflation risk when investments in debt securities are initially made when inflation and interest rates are low and the value of these debt securities subsequently fall as inflation rises because higher paying interest rates become more attractive than lower paying interest rates.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the securities the Fund owns.

Some of the securities purchased by the Government Bond Fund are virtually immune to credit risk, because they are issued and backed by the "full faith and credit" of the U.S. government. This means the U.S. government has the power to tax its citizens in order to pay its debts. Other securities are issued by U.S. government agencies and are not backed by the full faith and credit of the U.S. government, but are backed by the issuing agency.

PREPAYMENT RISK AND EXTENSION RISK. The issuers of mortgage-backed securities may be able to repay principal in advance, and are especially likely to do so when interest rates fall. Prepayment risk is the risk that because prepayments generally occur when interest rates are falling, a Fund may have to reinvest the proceeds from prepayments at lower rates. Changes in prepayment rates can make the price and yield of mortgage-backed securities volatile. When mortgage-backed securities are prepaid, the Fund may also fail to recover premiums paid for the securities, resulting in an unexpected capital loss, and the Fund may have to reinvest

         Fund Summaries -- Nationwide Government Bond Fund

the proceeds from the repayment at lower rates. In addition, rising interest rates may cause prepayments to occur at slower than expected rates thereby effectively lengthening the maturity of the securities and making them more sensitive to interest rate changes. Extension risk is the risk that anticipated payments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the anticipated maturity of a security may be extended past what the portfolio manager anticipated, affecting the maturity and volatility of the Fund.

LIQUIDITY RISK. Liquidity risk is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

For additional information, see "More About the Bond Funds" beginning on page
21.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility -- or variability -- of the Fund's annual total returns over time, and shows that fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL RETURNS -- CLASS D SHARES(1)

1993                                                                              8.8%
1994                                                                             -3.6
1995                                                                             18.6
1996                                                                              3.3
1997                                                                              9.5
1998                                                                              8.2
1999                                                                               -2
2000                                                                             12.9

Best Quarter:       6.80% 2nd qtr. of 1995
Worst Quarter:     -2.20%  1st qtr. of 1994
---------------

(1) These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown. Please call 1-800-637-0012 for the Fund's current 30-day yield.

                                                                     Since
Average annual returns(1) -- as of 12/31/00  1 year    5 years    inception(2)
------------------------------------------------------------------------------
Class A shares(3)                             7.58%     5.18%          6.09%
 ..............................................................................
Class B shares(3)                             6.97%     5.48%          6.45%
 ..............................................................................
Class C shares(4)                            10.76%     6.06%          6.59%
 ..............................................................................
Class D shares                                7.79%     5.29%          6.16%
 ..............................................................................
Merrill Lynch Government
  Master Index(5)                            13.11%     6.50%          7.40%

---------------

(1) These returns reflect performance after sales charges and expenses are deducted, and include the performance of its predecessor fund prior to May 11, 1998.

(2)The Fund began operations on February 10, 1992.

(3) These returns include performance based on the Fund's predecessor, which was achieved prior to the creation of the class (May 11, 1998), and which is the same as the performance shown for Class D shares through May 11, 1998. The returns have been restated for sales charges but not for fees applicable to Class A and B shares. Had Class A or B shares been in existence for the time periods presented, the performance of Class A and B shares would have been lower as a result of their additional expenses.

(4) These returns include performance based on the Fund's predecessor, which was achieved prior to the creation of the Fund (May 11, 1998), and which is the same as the performance shown for the Class D shares through May 1, 1998. In addition, for the period from May 11, 1998 through December 31, 2000, which is prior to the implementation of the Class C shares, the performance of Class C shares is based on the performance shown for Class D shares. These returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance for Class C shares would have been lower as a result of its additional expenses.

(5) The Merrill Lynch Government Master Index gives a broad look at how U.S. government bonds have performed. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


        Shareholder Fees(1)           Class A   Class B   Class C   Class D
(paid directly from your investment)  shares    shares    shares    shares
---------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed   4.50%(2)  None      1.00%
on purchases (as a percentage of                                     4.50%(2)
offering price)
 ...........................................................................
Maximum Deferred Sales Charge (Load)  None(3)   5.00%(4)  1.00%(5)   None
imposed on redemptions (as a
percentage of original purchase
price or sale proceeds, as
applicable)
 ...........................................................................


Annual Fund Operating Expenses  Class A   Class B   Class C   Class D
 (deducted from Fund assets)    shares    shares    shares    shares
---------------------------------------------------------------------
Management Fees                 0.50%     0.50%     0.50%      0.50%
 .....................................................................
Distribution and/or Service     0.25%     0.85%     0.85%      None
(12b-1) Fees
 .....................................................................
Other Expenses                  0.30%     0.28%     0.28%      0.28%
---------------------------------------------------------------------
TOTAL ANNUAL FUND               1.05%     1.63%     1.63%      0.78%
OPERATING EXPENSES
 .....................................................................
Amount of Fee                   0.06%     0.00%     0.00%      0.00%
Waiver/Expense
Reimbursement
---------------------------------------------------------------------
NET EXPENSES AFTER WAIVERS(6)   0.99%     1.63%     1.63%      0.78%

---------------

(1) If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A and Class D shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares -- Buying Shares -- Front-end Sales Charges" beginning on page 31.

(3) A CDSC of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge.

(4) A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares -- Selling Shares -- Contingent deferred sales charge
    (CDSC) on Class A, Class B and Class C shares" beginning on page 34.

(5) A CDSC of 1% is charged when you sell Class C shares within the first year after purchase.

(6) VMF and the Fund have entered into a written contract limiting operating expenses to those listed in "Net Expenses After Waivers" for Class A shares through February 28, 2002. VMF has agreed to limit Fund expenses to 1.64% for Class B and Class C and to 0.79% for Class D shares.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses, and expense waivers for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 year   3 years   5 years   10 years
-----------------------------------------------------------------
Class A shares               $546     $763     $  998     $1,670
 .................................................................
Class B shares               $666     $814     $1,087     $1,706
 .................................................................
Class C shares               $364     $609     $  978     $2,013
 .................................................................
Class D shares               $526     $688     $  864     $1,373

You would pay the following expenses on the same investment if you did not sell your shares:(1)

                             1 year   3 years   5 years   10 years
------------------------------------------------------------------
Class B shares                $166     $514      $887      $1,706
 ..................................................................
Class C shares                $264     $609      $978      $2,013

---------------

(1) Expenses paid on the same investment in Class A and Class D shares do not change whether or not you sell your shares.

         FUND SUMMARIES -- THE BOND FUNDS       NATIONWIDE MORLEY ENHANCED
                                                INCOME FUND
                                                (FORMERLY "MORLEY ENHANCED
                                                INCOME FUND")

OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks to provide a high level of current income while preserving capital and minimizing market fluctuations in your account value.
To achieve its goals, under normal conditions, the Fund invests primarily in high-grade debt securities issued by the U.S. government and its agencies, as well as by corporations. The Fund also purchases mortgage-backed and asset-backed securities. The debt securities in which the Fund invests pay interest on either a fixed-rate or variable-rate basis. The Fund will be managed so that its duration will not exceed two years. The Fund may also enter into futures or options contracts solely for
                                       the purpose of adjusting the duration of
the Fund to minimize fluctuation of the Fund's market value. Depending on market conditions, the Fund may also enter into book value maintenance agreements (wrap contracts) with one or more highly rated financial institutions for the purpose of maintaining some of the Fund's assets at a stable book value.

DURATION is the sensitivity of the net asset value of the Fund to changes in interest rates.

When selecting securities for the Fund, the Fund's portfolio managers will consider expected changes in interest rates and in the price relationships among various types of securities. They will attempt to identify and purchase securities offering the best combination of yield, maturity and relative price performance. The Fund's portfolio managers may elect to sell securities in order to buy others which they believe will better serve the objectives of the Fund. A security may be sold to take advantage of more favorable opportunities.

The Fund's portfolio managers expect that careful selection of securities, relatively short portfolio duration, and the potential availability and use of wrap contracts will enable the Fund to meet its investment objective of limited fluctuation of the Fund's net asset value. There can be no guarantee that the Fund will meet its objective.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decrease. The value of your shares will also be impacted in part by the portfolio manager's ability to assess economic conditions and investment opportunities.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the securities the Fund owns. The Fund limits this risk by purchasing high-grade debt securities.

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. There is also inflation risk when investments in debt securities are initially made when inflation and interest rates are low and the value of these debt securities subsequently fall as inflation rises because higher paying interest rates become more attractive than lower paying interest rates. Because the Fund invests primarily in fixed-rate debt securities with short-to-moderate maturities or variable-rate debt securities with frequent interest rate resets, this risk is lower than for funds with longer maturities. The Fund may also use wrap contracts to limit the impact of interest rate changes on the Fund's net asset value.

PREPAYMENT RISK AND EXTENSION RISK. The issuers of mortgage- and asset-backed securities may be able to repay principal in advance, and are especially likely to do so when interest rates fall. Prepayment risk is the risk that because prepayments generally occur when interest rates are falling, a Fund may have to reinvest the proceeds from prepayments at lower rates. Changes in prepayment rates can make the price and yield of mortgage- and asset-backed securities volatile. When mortgage- and asset-backed securities are prepaid, the Fund may also fail to recover premiums paid for the securities, resulting in an unexpected capital loss, and the Fund may have to reinvest the proceeds from the repayments at lower rates. In addition, rising interest rates may cause prepayments to occur at a slower than expected rates thereby effectively lengthening the maturity of the securities and making them more sensitive to interest rate changes. Extension risk is the risk that anticipated payments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the anticipated maturity of a security may be extended past what the portfolio manager anticipated, affecting the maturity and volatility of the Fund.

RISK OF USING WRAP CONTRACTS. If the Fund elects to use wrap contracts, it will incur certain additional risks associated with these contracts and their providers. The credit standing of certain wrap providers may deteriorate over time, impairing the value of their contracts, and the Fund may not be able to renegotiate, replace, or provide for successor contracts in a timely or economical manner.

If either or both of these events were to occur, the duration of the Fund could be affected, and the net asset value of the Fund could be subject to increased fluctuation.

LIQUIDITY RISK. Liquidity risk is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price. The Fund will limit liquidity risk by investing primarily in relatively short-term, high-grade securities, and by maintaining a reasonable cash balance to fund redemptions and investment purchase opportunities.

DERIVATIVES RISK. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. Counter parties to over-the-counter derivatives contracts present default risks if such counterparties fail to fulfill their obligations. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

For additional information, see "More About the Bond Funds" beginning on page
21.

PERFORMANCE

The following bar chart and table present the performance of the Fund. The bar chart shows the Fund's annual total return. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL RETURNS -- CLASS A SHARES(1)

2000                                                                              4.8%

Best Quarter:   1.59% 3rd qtr. of 2000
Worst Quarter:  0.43%  1st qtr. of 2000
---------------

(1) These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown. Please call 1-800-637-0012 for the Fund's current 30-day yield.

                                                            Since
Average annual returns -- as of 12/31/00(1)  1 year     Inception (2)
----------------------------------------------------------------------
Class A shares                                0.04%         0.06%
 ......................................................................
Institutional Service Class shares            4.94%         4.93%
 ......................................................................
Institutional Class shares                    5.23%         5.21%
 ......................................................................
Lipper Ultra-Short Bond Index(3)              6.98%         6.97%

---------------

(1) These returns reflect performance after sales charges, if any, and expenses are deducted.

(2) The Fund commenced operations on December 29, 1999.

(3) The Lipper Ultra-Short Bond Fund Index consists of funds with at least 65% of their assets in investment-grade debt instruments and maintains a portfolio with average maturity between 91 and 365 days. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.

         Fund Summaries -- Nationwide Morley Enhanced Income Fund

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and selling shares of the Fund.

                                                Institutional   Institutional
Shareholder Fees(1)                   Class A   Service Class       Class
(paid directly from your investment)  shares       shares          shares
-----------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed   4.50%(2)  None             None
on purchases (as a percentage of
offering price)
 .............................................................................
Maximum Deferred Sales Charge (Load)  None(3)   None             None
imposed on redemptions (as a
percentage of original purchase
price or sale proceeds, as
applicable)
 .............................................................................

                                          Institutional   Institutional
Annual Fund Operating Expenses  Class A   Service Class       Class
(deducted from Fund assets)     shares       shares          shares
-----------------------------------------------------------------------
Management Fees                 0.35%     0.35%            0.35%
 .......................................................................
Distribution and/or Service     0.25%     None             None
(12b-1) Fees
 .......................................................................
Other Expenses                  2.03%     1.38%            1.78%
-----------------------------------------------------------------------
TOTAL ANNUAL FUND               2.63%     1.73%            2.13%
OPERATING EXPENSES
 .......................................................................
Amount of Fee                   1.73%     1.03%            1.68%
Waiver/Expense
Reimbursement
-----------------------------------------------------------------------
NET EXPENSES AFTER WAIVERS(4)   0.90%     0.70%            0.45%

---------------

(1) If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.

(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares -- Buying Shares, -- Front-end Sales Charges" beginning on page 31.

(3) A CDSC of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge.

(4) The Fund's investment adviser and the Fund have entered into a written contract limiting operating expenses to those listed in "Net Expenses After Waivers" through February 28, 2002. The Fund is authorized to reimburse the investment adviser for management fees previously waived and/or for the cost of Other Expenses paid by the investment adviser provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse the investment adviser in this manner only applies to fees paid or reimbursements made by the investment adviser at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and expense waivers for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 year   3 years   5 years   10 years
-------------------------------------------------------------
Class A shares           $538    $1,073    $1,634     $3,157
 .............................................................
Institutional Service
Class shares             $ 72    $  444    $  842     $1,955
 .............................................................
Institutional Class
shares                   $ 46    $  504    $  989     $2,329

         FUND SUMMARY -- NATIONWIDE MONEY MARKET FUND

OBJECTIVE AND PRINCIPAL STRATEGIES

This Fund seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

It seeks to achieve this objective by investing in high-quality money market obligations maturing in 397 days or less, including corporate obligations, U.S. government and agency bonds, bills and notes, the obligations of foreign governments, and the obligations of U.S. banks and U.S. branches of foreign banks if they are denominated in U.S. dollars. The Fund may also invest in floating- and adjustable-rate obligations and asset-backed commercial paper and may enter into repurchase agreements. Typically, the Fund's dollar-weighted average maturity will be 90 days or less.

 WHY INVEST IN A MONEY MARKET FUND?
 By investing in short-term corporate and government bonds and other debt instruments, money market funds provide current income to investors and allow easy access to their money. Money market funds are for risk-averse investors or investors who want to earn competitive yields on cash they may need on short notice. While the Money Market Fund pays dependable income, there is no guarantee that the Fund's earnings will stay ahead of inflation or always provide a certain level of income.

The Fund invests in securities which the portfolio manager believes to have the best return potential. Because the Fund invests in short-term securities, it will generally sell securities only to meet liquidity needs, to maintain target allocations and to take advantage of more favorable opportunities.

PRINCIPAL RISKS

Although the Fund's objective is to preserve capital, there can be no guarantee that the Fund will be able to maintain a stable net asset value of $1.00 per share; therefore you could lose money. Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. This risk is significantly reduced due to the short-term nature of the debt securities held by the Fund. In addition, there is a risk that the rating of a debt security may be lowered if the issuer's financial condition changes. This could lead to a greater fluctuation in the value of the Fund.

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. There is also inflation risk when investments in debt securities are initially made when inflation and interest rates are low and the value of these debt securities subsequently fall as inflation rises because higher paying interest rates become more attractive than lower paying interest rates.

For additional information, see "More About the Money Market Fund" on page 25.

         Fund Summary -- Nationwide Money Market Fund

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility -- or variability -- of the Fund's annual total returns over time, and shows that fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of the Consumer Price Index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL RETURNS(1) -- PRIME SHARES

1991                                                                              5.6%
1992                                                                              3.2
1993                                                                              2.6
1994                                                                              3.7
1995                                                                              5.5
1996                                                                                5
1997                                                                              5.1
1998                                                                              5.1
1999                                                                              4.7
2000                                                                              5.9

Best Quarter:   1.60%  1st qtr. of 1991
Worst Quarter:  0.60% 2nd qtr. of 1993
---------------

(1) These returns reflect performance after expenses are deducted and include the performance of the Fund's predecessor for periods prior to May 11, 1998. Prime shares were created after January 4, 1999. Please call 1-800-637-0012 for the Fund's current 7-day yield.

Average annual returns -- as of 12/31/00  1 year    5 years    10 years
-----------------------------------------------------------------------
Prime Shares                               5.90%     5.15%       4.64%
 .......................................................................
Service Class Shares(1)                    5.80%     5.11%       4.62%
 .......................................................................
Consumer Price Index(2)                    3.86%     2.63%       2.71%

---------------

(1) These returns include performance of the Fund predecessor, which was achieved prior to the creation of the Service Class (January 4, 1999), which is the same as the performance shown for the Prime Shares through January 4, 1999. The returns have not been restated for the higher fees of the Service Class shares. Had Service Class shares been in existence for the time periods presented, the performance of the Service Class shares would have been lower as a result of their additional expenses.

(2) The Consumer Price Index represents changes in prices of basic goods and services purchased for consumption by urban households.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

There are no sales charges to purchase or sell shares of the Money Market Fund.

                                                    Service
     Annual Fund Operating Expenses        Prime     Class
       (deducted from Fund assets)         Shares   Shares
-----------------------------------------------------------
Management Fees                             0.40%     0.40%
 ...........................................................
Distribution and Service (12b-1) Fees       None      0.15%
 ...........................................................
Other Expenses                              0.25%     0.31%
-----------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.65%     0.86%*

---------------

* VMF has voluntarily agreed to waive fees or otherwise reimburse expenses for the Fund so that Total Annual Fund Operating Expenses will not exceed 0.75%.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year    3 years    5 years    10 years
---------------------------------------------------------------
Prime Shares            $66       $208       $362       $  810
 ...............................................................
Service Class Shares    $88       $274       $477       $1,061

         MORE ABOUT THE BOND FUNDS

OTHER PRINCIPAL INVESTMENTS AND TECHNIQUES

The Bond Funds may use the following principal investments and techniques described below to increase returns, protect assets or diversify investments. Unless otherwise indicated, each of the Bond Funds may utilize those techniques. These techniques are subject to certain risks.

The Statement of Additional Information (SAI) contains additional information about all of the Bond Funds, including the Bond Funds' other investment techniques. To obtain a copy of the SAI, see the back cover.

INVESTMENT-GRADE BONDS (BOND, TAX-FREE, GOVERNMENT AND ENHANCED INCOME). These include U.S. government bonds and corporate bonds and municipal bonds that have been rated within the four highest rating categories by a rating agency. The rating agency evaluates a bond, measures the issuer's financial condition and stability and assigns a rating to the security. If a rating agency changes the bond's rating, it may affect the bond's value. By measuring the issuer's ability to pay back the debt, ratings help investors evaluate the safety of their bond investments.

MEDIUM-GRADE OBLIGATIONS (HIGH YIELD BOND, BOND, AND TAX-FREE
INCOME). Medium-grade securities are obligations rated in the fourth highest rating category by any rating agency. Medium-grade securities, although considered investment-grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by VMF to consider what action, if any, a Fund should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.

U.S. GOVERNMENT SECURITIES (GOVERNMENT, BOND AND ENHANCED INCOME). These securities include Treasury bills, notes, and bonds issued or guaranteed by the U.S. government and securities issued by U.S. government agencies, including:

- The Federal Housing Administration, the Farmers Home Administration, and the Government National Mortgage Association (GNMA), including GNMA pass-through certificates, which are backed by the full faith and credit of the United States government;
- The Federal Home Loan Banks;
- The Federal National Mortgage Association (FNMA);
- The Student Loan Marketing Association and Federal Home Loan Mortgage Corporation (FHLMC); and
- The Federal Farm Credit Banks.

Although there is virtually no credit risk with these securities, neither the U.S. government nor its agencies guarantee the market value of their securities. Interest rate changes, prepayment rates and other factors may affect the value of these securities.

ZERO-COUPON SECURITIES (TAX-FREE AND HIGH YIELD BOND). Zero-coupon securities pay no interest during the life of the security, and are issued by a wide variety of corporate and governmental issuers. Certain zero-coupon securities are sold at a deep discount.

Zero-coupon securities may be subject to greater price changes, as a result of changing interest rates, than bonds that make regular interest payments. Their value tends to grow more during periods of falling interest rates and, conversely, tends to fall more during periods of rising interest rates than bonds that make regular interest payments. Although they are not traded on a national securities exchange, they are widely traded by brokers and dealers, and are considered liquid. Investors in zero-coupon bonds are required by federal income tax laws to pay interest on the payments they would have received had a payment been made. So, to avoid federal income tax liability, a Fund may be required to make distributions to shareholders and may have to sell some of their assets at inappropriate times in order to generate cash to make the distributions.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES (GOVERNMENT, BOND AND ENHANCED INCOME). U.S. government mortgage-backed securities are securities that are secured by and paid from a pool of mortgage loans on real property and issued or guaranteed by the U.S. government or one of its agencies. Mortgage-backed securities may also be issued by private issuers; however, as a principal strategy, the Government Bond Fund will not invest in mortgage-backed securities issued by private issuers. Collateralized mortgage obligations (CMOs) are securities that have mortgage loans or mortgage pass-through securities, such as GNMA, FNMA or FHLMC certificates as their collateral. CMOs can be issued by the U.S. government or its agencies or by private lenders.

         More About the Bond Funds

Mortgage-backed securities are subject to interest rate risk. They are also subject to credit risk if they are issued by private issuers. CMOs and other mortgage-backed securities are also subject to prepayment risk. With respect to prepayment risk, when interest rates fall, homeowners may refinance their loans and the mortgage-backed securities may be paid off sooner than anticipated. Reinvesting the returned principal in a lower interest-rate market would reduce the Fund's income. Mortgage-backed securities are also subject to extension risk as described above if rates increase and prepayments slow, and the possibility of losing principal as a result of faster than anticipated prepayment of securities purchased at a premium.

Asset-backed securities are securities that are secured by and paid from a pool of underlying assets, such as automobile installment sales contracts, home equity loans, property leases and credit card receivables. Asset-backed securities are generally issued by private issuers and are subject to interest rate, credit and prepayment risks like mortgage-backed securities. Only the Enhanced Income Fund will invest in asset-backed securities as a principal technique.

FLOATING- AND VARIABLE-RATE SECURITIES (ALL BOND FUNDS). Floating- and variable-rate securities do not have fixed interest rates; the rates change periodically. The interest rate on floating-rate securities varies with changes to the underlying index (such as the Treasury-bill rate), but the interest rate on variable-rate securities changes at preset times based upon some underlying index. Some of the floating- or variable-rate securities will be callable by the issuer, which means they can be paid off before their maturity date.

These securities are subject to interest rate risk like other debt securities. In addition, because they may be callable, they are also subject to the risk that a Fund will be repaid prior to the stated maturity, and the repaid principal will be reinvested in a lower interest-rate market, reducing a Fund's income. A Fund will only purchase floating- and variable-rate securities of the same quality as the debt securities they would otherwise purchase.

MUNICIPAL OBLIGATIONS (TAX-FREE INCOME). Municipal obligation interest is generally exempt from federal income taxes.

Municipal obligations include revenue bonds (which are paid from the revenue of a specific project), general-obligation bonds (which are backed by the taxing power of the issuer), and moral-obligation bonds (which are normally issued by special-purpose public authorities). If the issuer of moral-obligation bonds is unable to pay interest from current revenues, it can draw from a reserve fund, the restoration of which is a moral commitment but not a legal obligation of that issuer. The principal risks of municipal obligations are credit risk and interest rate risk, although local, political and economic factors may also adversely affect the value and liquidity of municipal securities.

CONVERTIBLE SECURITIES (HIGH YIELD BOND). In addition to investing in bonds, the Fund may invest in convertible securities -- also known as convertibles -- including bonds, debentures, notes, preferred stocks, and other securities. Convertibles are hybrid securities that have characteristics of both bonds and stocks. Like bonds, they pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stocks.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertible's market value. For example, as an underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a good source of dependable income. Therefore, if interest rates increase and "newer," better-paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar non-convertible securities such as bonds (bondholders must generally be paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a nationally recognized rating agency, or they are not rated at all.

WHEN-ISSUED SECURITIES (HIGH YIELD BOND). When the Fund purchases securities on a "when-issued" basis, it enters into a commitment to buy the security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. If the value of the security being purchased falls between the time the Fund commits to buy it and the payment date, the Fund may sustain a loss. In addition, when the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery.

MATURITY (ALL BOND FUNDS). Every debt security has a stated maturity date -- when the issuer must repay the bond's entire principal value to the investor. However, many bonds are "callable," meaning their principal can be repaid earlier, on or after specified call dates. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage. In that environment, a bond's "effective maturity" is usually its nearest call date. For mortgage-backed securities, the rate at which homeowners pay down their mortgage principal helps to determine the effective maturity of mortgage-backed bonds.

A bond mutual fund has no real maturity, but it does have a weighted average maturity. This number is an average of the stated or effective maturities of the underlying bonds, with each bond's maturity "weighted" by the percentage of fund assets it represents. Funds that target maturities normally use the effective, rather than the stated, maturities of the bonds in the portfolio when computing the average. This provides additional flexibility in portfolio management but, all else being equal, could result in higher volatility than a fund targeting a stated maturity or maturity range.

DURATION (ALL BOND FUNDS). Duration is a calculation that seeks to measure the price sensitivity of a bond or a mutual fund that primarily invests in debt securities to changes in interest rates. It measures this sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of the debt security. Future interest and principal payments are discounted to reflect their present value and are then multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund payments that may shorten a debt security's life.

DERIVATIVES (HIGH YIELD BOND AND ENHANCED INCOME). A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives are available based on the performance of assets, interest rates, currency exchange rates, and various domestic foreign indexes.

The Fund may use derivatives for any of the following purposes:

  - To hedge against adverse changes in the market value of securities held by or to be bought for the Fund. These changes may be caused by changing interest rates, stock market prices or currency exchange rates.
  - As a substitute for purchasing or selling securities or foreign currencies.
  - To shorten or lengthen the effective maturity or duration of the Fund's fixed income portfolio.
  - In non-hedging situations, to attempt to profit from anticipated market developments.

SHORT SALES (HIGH YIELD BOND). In selling a stock which the Fund does not own (a short sale), the Fund may borrow the security sold short to make delivery to the buyer. The Fund must then replace the security it has borrowed. If the price of a security sold short goes up between the time of the short sale and the time the Fund must deliver the security to the lender, the Fund will incur a loss. The Fund must also pay the lender any interest accrued during the period of the loan.

WRAP CONTRACTS (ENHANCED INCOME). Wrap contracts may cover certain assets of the Fund and are intended to reduce the volatility of the Fund's net asset value. A wrap contract is an agreement between the Fund and a financial institution, typically a highly-rated bank or insurance company (a wrap provider), to maintain certain Fund assets at their purchase price plus accrued interest. Under normal circumstances, the value of a wrap contract is the difference between the aggregate book value and the current market value of covered

         More About the Bond Funds

assets. A wrap contract therefore gains value when the market price of covered assets declines, and decreases in value when the market price of the covered assets increases. The Enhanced Income Fund expects to pay an annual premium of between 0.10% and 0.20% on the book value of any assets in the Fund which are covered by wrap contracts. The Enhanced Income Fund does not anticipate purchasing contracts on more than 50% of the Fund's assets.

Wrap contracts are considered illiquid assets of the Fund. In addition to liquidity risk, wrap contracts are subject to the credit risk of the wrap provider, and also to the risk that the Fund may be unable to replace a wrap contract that is maturing or subject to termination. Although wrap contracts are designed to reduce the volatility of the Fund's net asset value, they may not always be able to do so.

OTHER PRINCIPAL RISKS

FOREIGN RISK (HIGH YIELD BOND, BOND).

  - COUNTRY. General securities market movements in any country in which the Fund has investments are likely to affect the value of the Fund's securities that trade in that country. These movements will affect the Fund's share price and the Fund's performance. The political, economic and social structures of some countries in which the Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

  - COMPANY. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Foreign trading systems, brokers and companies generally have less government supervision and regulation than in the U.S. A Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Generally, the Fund can decrease in value when the individual securities it owns decrease in value. A company's securities can lose value for various reasons, including poor profits, weakened finances, changes in management, a downturn in the economy, or any other reason that leads investors to lose faith in that security.

TEMPORARY DEFENSIVE POSITIONS

In response to economic, political or unusual market conditions, each of the Bond Funds may adopt a temporary defensive position. The Tax-Free Income Fund may invest up to 20% of its assets in cash and taxable money market bonds, and the other Bond Funds may invest up to 100% of their assets in cash or money market obligations. Should this occur, the Funds may not meet their investment objectives and may miss potential market upswings.

         MORE ABOUT THE MONEY MARKET FUND

OTHER PRINCIPAL INVESTMENTS AND TECHNIQUES

The Money Market Fund may use the following principal investments and techniques to increase returns, protect assets or diversify investments. These techniques are subject to certain risks.

The SAI contains additional information about the Money Market Fund, including the Money Market Fund's other investment techniques. To obtain a copy of the SAI, see the back cover.

MONEY MARKET OBLIGATIONS. These include:

- U.S. Government securities with remaining maturities of 397 days or less,
- Commercial paper rated in one of the two highest categories of any rating agency,
- Asset-backed commercial paper whose own ratings or the rating of any guarantor is in one of the two highest categories of any rating agency,
- Short-term bank obligations rated in one of the two highest categories by any rating agency (with respect to obligations maturing in one year or less),
- Repurchase agreements relating to debt obligations that the Fund could purchase directly, and
- Unrated debt obligations with remaining maturities of one year or less that are determined by the adviser to be of comparable quality to the securities described above.

Generally, money market obligations will not increase in value, but they are high-quality investments that offer a fixed rate of return, as well as liquidity.

FLOATING- AND VARIABLE-RATE SECURITIES. The Fund may invest in floating- and variable-rate securities. These are securities that do not have fixed interest rates; the rates change periodically. The interest rate on floating-rate securities varies with changes to another index (such as the Treasury bill rate), but the interest rate on variable-rate bonds changes at preset times, based upon some underlying index. Some of the floating- or variable-rate securities will be callable by the issuer, which means they can be paid off before their maturity date.

These securities are subject to credit and interest-rate risk like other debt securities, but because they are callable, they are also subject to the risk that the Fund will be repaid prior to the stated maturity, and the principal reinvested in a lower interest-rate market that reduces the Fund's income. The Fund will only purchase floating- and variable-rate securities of the same quality as the debt securities it would otherwise purchase.

REPURCHASE AGREEMENTS. When entering into repurchase agreements, the Fund essentially makes a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specific time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering the amounts owed to it.

ASSET-BACKED COMMERCIAL PAPER. The Money Market Fund may invest in asset-backed commercial paper that is secured by a pool of assets such as installment-loan contracts, leases of various types of property, and receivables from credit cards. Asset-backed commercial paper is issued and supported by private issuers, and is subject to interest rate risk and credit risk.

OTHER PRINCIPAL RISKS

The Money Market Fund is a low-risk investment compared to most other investments. Given its objective -- to preserve capital, generate income and maintain liquidity -- the Fund invests in low-risk, high-quality securities. No investment, however, is free of all risk. Any time an investor buys commercial paper or similar obligations, there is credit risk and interest rate risk.

         MANAGEMENT

INVESTMENT ADVISERS

EACH OF THE FUNDS EXCEPT THE NATIONWIDE MORLEY ENHANCED INCOME FUND

Villanova Mutual Fund Capital Trust (VMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the Fund's assets and supervises the daily business affairs of the Funds. VMF was organized in 1999 and advises mutual funds. As of December 31, 2000, VMF and its affiliates had approximately $23.3 billion in assets under management.

Each Fund, other than the Morley Enhanced Income Fund, pays VMF a management fee which is based on the Fund's average daily net assets. The total management fees paid by such Funds for the fiscal year ended October 31, 2000, expressed as a percentage of a Fund's average daily net assets and not taking into account any applicable waivers, were as follows:

Nationwide Bond Fund                                   0.50%
 ............................................................
Nationwide Tax-Free Income Fund                        0.50%
 ............................................................
Nationwide Government Bond Fund                        0.50%
 ............................................................
Money Market Fund                                      0.39%

The High Yield Bond Fund pays VMF a management fee as set forth below. The annual management fee is based on the Fund's average daily net assets and includes breakpoints so fees decrease as assets increase:

                       Assets                          Fee
------------------------------------------------------------
up to $250 million                                    0.55%
 ............................................................
$250 million -- $1 billion                            0.525%
 ............................................................
$1 billion -- $2 billion                              0.50%
 ............................................................
$2 billion -- $5 billion                              0.475%
 ............................................................
$5 billion+                                           0.45%

PORTFOLIO MANAGERS

HIGH YIELD BOND FUND

Curtiss Barrows has managed the Nationwide High Yield Bond Fund since its commencement of operations. He serves as Senior Vice President and Chief Investment Officer -- High Yield at VMF, which he joined in December 1999. Prior to that, he was Senior Vice President at Morgan Grenfell, Inc. (Deutsche Asset Management), and a portfolio manager of the Morgan Grenfell High Yield Bond Fund from March 1998 to December 1999. Before March 1998, he was a Vice President of Phoenix Duff & Phelps and the portfolio manager of the Phoenix-Goodwin High-Yield Fund. He has 15 years experience managing high yield investments.

BOND FUND

Thomas S. Leggett, CFA, is responsible for the day-to-day management of the Nationwide Bond Fund. Mr. Leggett joined Nationwide Insurance in 1982 as a securities analyst. Mr. Leggett became an Investment Officer for Nationwide Insurance, parent of VMF, in 1998, and prior to that he was Director -- Investments. Mr. Leggett also currently manages bond portfolios for two Nationwide Insurance retirement accounts.

TAX-FREE INCOME FUND

Alpha Benson, Director of Municipal Securities, joined Nationwide Insurance in 1977 as a financial analyst. Ms. Benson has managed the Nationwide Tax-Free Income Fund and its predecessor from its inception in March 1986, and managed the Financial Horizons Investment Trust Municipal Bond Fund from March 1997 to May 1998.

GOVERNMENT BOND FUND

Gary Hunt joined VMF in 1992 as a securities analyst. Mr. Hunt has been co-manager of the Nationwide Government Bond Fund, and its predecessor Funds, since March 1997. Since May 1999, Mr. Hunt has had primary responsibility for the Government Bond Fund. He also manages the Nationwide NSAT Government Bond Fund.

MONEY MARKET FUND

Patricia Mynster, Director of Securities Investments, has managed the Nationwide Money Market Fund and its predecessor since July 1997, and has managed short-term investments for the Nationwide Insurance Enterprise since 1991.

NATIONWIDE MORLEY ENHANCED INCOME FUND

Union Bond & Trust Company (UBT), 5665 S.W. Meadows Road, Lake Oswego, OR 97035, manages the investment of the assets and supervises the daily business affairs of the Nationwide Morley Enhanced Income Fund. UBT is a state bank and trust company chartered in 1913 and reorganized in 1992 under the laws of the state of Oregon. UBT provides a range of investment and fiduciary services to institutional clients. UBT maintains and manages common and pooled trust funds invested primarily in fixed income assets whose principal value is believed to be relatively stable. As of December 31, 2000, UBT and its affiliates have approximately $9.4 billion in assets under management.

The Nationwide Morley Enhanced Income Fund pays UBT a management fee which is based on the Fund's average daily net assets. The management fee payable by the Fund, expressed as a percentage of the Fund's average daily net assets is 0.35%.

PORTFOLIO MANAGER

NATIONWIDE MORLEY ENHANCED INCOME FUND

Thomas F. Mitchell is the portfolio manager of the Fund. Mr. Mitchell, Senior Portfolio Manager of UBT, joined the firm in 1999. He has served as co-portfolio manager of the Fund since December, 1999 when the Fund began operations and then became sole portfolio manager in June 2000. Mr. Mitchell also currently manages the Nationwide Morley Capital Accumulation Fund, and has done so since February 1999 when that fund began operations. Mr. Mitchell has over twenty-two years' experience with taxable and tax-exempt securities. From 1978 to 1996, he managed investment portfolios for commercial bank affiliates of First Interstate Bancorp. In 1997 and 1998, following First Interstate's merger with Wells Fargo & Co., he was a fixed income trader with Wells Fargo's Institutional Securities Sales and Trading Division.

PRIOR PERFORMANCE OF THE HIGH YIELD BOND FUND'S PORTFOLIO MANAGER

As described above, Mr. Barrows previously was primarily responsible for managing two other mutual funds with investment objectives and strategies that are substantially similar, but not necessarily identical, to the High Yield Bond Fund. Such other mutual funds are the Phoenix-Goodwin High-Yield Fund and Morgan Grenfell High Yield Bond Fund (the "Prior Funds"). He managed the Phoenix-Goodwin High-Yield Fund until March 13, 1998. He managed the Morgan Grenfell High Yield Bond Fund individually from March 16, 1998 through March 1999 when a co-portfolio manager was added to such Fund. Performance for the Prior Funds was the following, during which period Mr. Barrows managed the Prior Funds alone. This performance reflects changes in the share prices and reinvestment of dividends and distributions, and is net of all fees and expenses.

PHOENIX-GOODWIN HIGH-YIELD FUND

                                ANNUALIZED
                                  TOTAL          FIRST BOSTON
                                 RETURN*       HIGH YIELD INDEX
1 year ending December 31,
  1997                            13.61%            12.63%
5 years ending December 31,
  1997                            11.88%            11.84%
10 years ending December 31,
  1997**                          11.02%            11.88%

MORGAN GRENFELL HIGH YIELD BOND FUND

1 year ending March 31, 1999       3.31%            (0.75)%

---------------
 *Total Returns for the Prior Funds may have been lower if the expenses associated with the Nationwide High Yield Bond Fund were applied to the Prior Funds.

**Mr. Barrows began managing The Phoenix-Goodwin High-Yield Fund in 1985.

Included for comparison are performance figures of the First Boston High Yield Index, an unmanaged index that measures the performance of fixed income securities similar, but not identical, to those in the High Yield Bond Fund's portfolio.

We have included performance information about the Prior Funds for comparison purposes, BUT THESE OTHER MUTUAL FUNDS ARE SEPARATE AND DISTINCT FROM THE FUND. THEIR PERFORMANCE DOES NOT GUARANTEE SIMILAR RESULTS FOR THE FUND AND SHOULD NOT BE VIEWED AS A SUBSTITUTE FOR THE FUND'S OWN PERFORMANCE.

The performance of the Prior Funds when managed by Mr. Barrows may not be comparable to the performance of the Fund because of the following differences:

  - brokerage commissions and dealer spreads
  - expenses (including management fees)
  - the size of the investment in a particular security in relation to the portfolio size
  - the timing of purchases and sales (including the effect of market conditions at that time)
  - the timing of cash flows into the portfolio
  - the availability of cash flows into the portfolio

Average annual total return represents the average change over a specified period of time in the value of an investment after reinvesting all income and capital gains distributions. The Fund believes that the performance information noted above is reliable, but the Fund has not independently verified it.

         BUYING, SELLING AND EXCHANGING FUND SHARES

CHOOSING A SHARE CLASS

As noted in the Fund Summaries, each Fund offers different share classes to give investors different price and cost options. The Prime Shares of the Money Market Fund and Class A, Class B and Class C shares of the other Funds are available to all investors; Class D, Institutional Service Class, Service Class and Institutional Class shares may be available to a limited group of investors depending on which Fund you purchase.

The following sales charges will generally apply:

  Front-end Sales Charge when you purchase:
     Class A shares
     Class C shares
     Class D shares

  Contingent Deferred Sales Charge (CDSC)(1):
     Class B shares if you sell your shares within six years of purchase Class C shares if you sell your shares within one year of purchase

No Sales Charges on Prime shares, Institutional Service Class shares, Institutional Class shares or Service Class shares.

Sales charges are paid to the Funds' distributor, (the Distributor) which either retains them or pays them to a selling representative. Nationwide Advisory Services, Inc. is currently the Distributor. It is anticipated that on or about June 30, 2001, Villanova Distribution Services, Inc. will become the Funds' Distributor.

Class A, Class B and Class C shares pay distribution and/or service fees under a Distribution Plan. These fees are either retained by the Distributor or paid by the Distributor to brokers for distribution and shareholder services.

Class A, Class D and Institutional Service Class shares may also pay administrative service fees. These fees are paid to brokers and other entities who provide administrative support services to the beneficial owners of the Class A, Class D and Institutional Service Class shares.

If you want lower annual fund expenses, Class A shares (and Class D, Institutional Class or Institutional Service Class shares if they are available and you are eligible to purchase them) may be right for you, particularly if you qualify for a reduction or waiver of sales charges. If you do not want to pay a front-end sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate. If you wish to pay a lower front-end sales charge than you would for Class A shares and are uncertain as to how long you may hold your shares, Class C shares may be right for you. The Funds reserve the right to reject an order of $50,000 or more for Class B shares or $250,000 or more for Class C shares and an order for Class B shares for Individual Retirement Accounts (IRA accounts) for shareholders 70 1/2 years old and older.

WHEN CHOOSING A SHARE CLASS, CONSIDER THE FOLLOWING:

      Class A and Class D shares                       Class B shares                             Class C shares
-----------------------------------------------------------------------------------------------------------------------------
Front-end sales charge means that a        No front-end sales charge, so your full    Front-end sales charge means that a
portion of your initial investment goes    investment immediately goes toward         portion of your initial investment goes
toward the sales charge, and is not        buying shares                              toward the sales charge and is not
invested                                                                              invested. Front-end Sales Charge on
                                                                                      Class C is lower than Class A and Class
                                                                                      D
 .............................................................................................................................

Reductions and waivers of the sales        No reductions of the CDSC available,       Like Class B shares, no reductions of
charge available                           but waivers available                      the CDSC are available, but waivers are
                                                                                      available
 .............................................................................................................................

Lower expenses than Class B and Class C    Higher distribution and service fees       Higher distribution and service fees
shares mean higher dividends per share     than Class A and Class D shares mean       than Class A and Class D shares mean
                                           higher fund expenses and lower             higher fund expenses and lower
                                           dividends per share                        dividends per share
 .............................................................................................................................

Conversion features are not applicable     After seven years, Class B shares          Unlike Class B shares, Class C shares
                                           convert into Class A shares, which         do not automatically convert into
                                           reduces your future fund expenses          another class
 .............................................................................................................................

No sales charge when shares are sold       CDSC if shares are sold within six         CDSC of 1% is applicable if shares are
back to the Fund(1)                        years: 5% in the first year, 4% in the     sold in the first year after purchase
                                           second, 3% in the third and fourth
                                           years, 2% in the fifth, and 1% in the
                                           sixth year
 .............................................................................................................................

No maximum investment limit                Investments of $50,000 or more not         Investments of $250,000 or more not
                                           permitted(2)                               permitted(3)

---------------

(1) A CDSC of up to 1% may be charged on certain redemptions of Class A shares purchased without a sales charge.

(2) This limit was calculated based on a seven year holding period.

(3)This limit was calculated based on a one year holding period.

For investors who are eligible to purchase Class D, Institutional Service Class and Institutional Class shares, the purchase of such shares will be preferable to purchasing Class A, Class B or Class C shares.

 WHO CAN BUY INSTITUTIONAL SERVICE CLASS SHARES

 The Institutional Service Class shares are available for purchase only by the following:
  - retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans
  - tax-exempt employee benefit plans for which third party administrators provide recordkeeping services and are compensated by the Fund for such services
  - a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Service Class shares, where the investment is part of a program that collects an administrative service fee
  - registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Fund for services it provides
  - life insurance separate accounts to fund the benefits of variable annuity contracts issued to governmental entities as an investment option under their deferred compensation plans as defined under Section 457 of the Internal Revenue Code (the Code) or qualified plans adopted pursuant to
    Section 401(a) of the Code.

 WHO CAN BUY CLASS D SHARES

 Class D shares are available for purchase by the following:
  - Investors who received Class D shares of a Fund in the reorganization of Nationwide Investing Foundation, Nationwide Investing Foundation II and Financial Horizons Investment Trust into Nationwide Mutual Funds in May 1998, as long as you purchase the Class D shares through the same account and in the same capacity
  - Persons eligible to purchase Class D shares without a sales charge as described below or in the SAI

 WHO CAN BUY INSTITUTIONAL CLASS SHARES

The Institutional Class shares are available for purchase only by the following:
  - funds of funds offered by the Distributor or other affiliates of the Trust
  - tax-exempt employee benefit plans if no third party administrator for the plan receives compensation from the Funds
  - institutional advisory accounts of VMF or its affiliates and those having client relationships with an affiliate of VMF, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts
  - a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Class shares, where the investment is not part of a program that requires payment to the financial institution of a Rule 12b-1 or administrative service fee
  - registered investment advisers investing on behalf of institutions and high net-worth individuals entrusted to the adviser for investment purposes, if the adviser is affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services
  - High net worth individuals desiring to purchase shares of the Funds directly through the Distributor provided they are able to satisfy the minimum investment requirements described below.

Service Class shares of the Money Market Fund are currently sold only to separate account of Nationwide Life Insurance Company and an omnibus account held by Nationwide Trust Company. The address for these entities is One Nationwide Plaza, Columbus, Ohio 43215.

         Buying, Selling and Exchanging Fund Shares

BUYING SHARES
PURCHASE PRICE. The purchase or "offering" price of each share of a Fund is its "net asset value" (NAV) next determined after the order is received, plus any applicable sales charge. A separate NAV
                                       is calculated for each class of a Fund.
                                       Generally, except for the Money Market
                                       Fund, NAV is based on the market value of the securities owned by a Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities owned by a Fund, allocable to such class, less the liabilities allocated to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Funds do not calculate NAV on the following days:

  - New Year's Day
  - Martin Luther King, Jr. Day
  - Presidents' Day
  - Good Friday
  - Memorial Day
  - Independence Day
  - Labor Day
  - Thanksgiving Day
  - Christmas Day
  - Other days when the New York Stock Exchange is not open.

Each Fund reserves the right not to determine NAV when:

  - It has not received any orders to purchase, sell or exchange shares.
  - Changes in the value of that Fund's portfolio do not affect the NAV.

If current prices are not available for a security, or if Villanova SA Capital Trust (VSA), as the Funds' administrator, or its agent, determines a price does not represent fair value, a Fund's investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

Wrap contracts utilized by the Nationwide Morley Enhanced Income Fund are valued at fair value in accordance with procedures adopted by the Board of Trustees of the Trust.

The Money Market Fund's securities are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 of the Investment Company Act of 1940.

IN-KIND PURCHASES. The Funds reserve the right to accept payment for shares in the form of securities that are permissible investments for the Funds.

MINIMUM INVESTMENTS --

CLASS A, B, C & PRIME SHARES

To open an account (per Fund)                    $1,000

 ......................................................

Through the Automatic Asset
Accumulation plan per
 transaction                                        $25

 ......................................................

Additional investments (per Fund)                  $100

MINIMUM INVESTMENTS -- CLASS D

To open an account (per Fund)                      $250
 ......................................................
Through the Automatic Asset
Accumulation plan per
 transaction                                        $25

 ......................................................

Additional investments                              $25

MINIMUM INVESTMENTS --

INSTITUTIONAL SERVICE CLASS
 To open an account (per Fund)                  $50,000
 ......................................................

Additional investments                             None

MINIMUM INVESTMENTS --

INSTITUTIONAL CLASS
 To open an account (per Fund)               $1,000,000
 ......................................................

Additional investments                             None
 --------------------------------------------------------------

If you purchase shares through an account at a broker, different minimum account requirements may apply.
 These minimum investment requirements do not apply to certain retirement plans or omnibus accounts. Call
 1-800-848-0920 for more information.

FRONT-END SALES CHARGES
CLASS A AND CLASS D SHARES

The charts below show the applicable front-end sales. Class A and Class D shares sales charges, which decrease as the amount of your investment increases.

CLASS A SHARES

                                                      Sales charge
                                     Sales charge       as % of
                                       as % of           amount
Amount of purchase                  offering price      invested
------------------------------------------------------------------
Less than $50,000                   4.50%             4.71%
 ..................................................................
$50,000 to $99,999                  4.00              4.17
 ..................................................................
$100,000 to $249,999                3.00              3.09
 ..................................................................
$250,000 to $499,999                2.50              2.56
 ..................................................................
$500,000 to $999,999                2.00              2.04
 ..................................................................
$1 million to $24,999,999           0.50              0.50
 ..................................................................
$25 million or more                 0.25              0.25

CLASS D SHARES

                                                      Sales charge
                                     Sales charge       as % of
                                       as % of           amount
Amount of purchase                  offering price      invested
------------------------------------------------------------------
Less than $50,000                   4.50%             4.71%
 ..................................................................
$50,000 to $99,999                  4.00              4.17
 ..................................................................
$100,000 to $249,999                3.00              3.09
 ..................................................................
$250,000 to $499,999                2.50              2.56
 ..................................................................
$500,000 to $999,999                1.00              1.01
 ..................................................................
$1 million to $24,999,999           0.50              0.50
 ..................................................................
$25 million or more                 None              None

CLASS C SHARES

Sales of Class C shares will be charged a sales charge of 1.00% of the offering price (1.01% of the amount invested).

CLASS A FINDERS' FEES

For certain sales of Class A shares at net asset value to employer sponsored retirement plans (other than those investing in the Funds through a variable insurance product), which are subject to a CDSC as described below, the Funds will pay a finder's fee to the dealer at the time of purchase. For the dealer to be eligible for the finder's fee, the following requirements apply:
  - The purchase of shares must be made by one employer sponsored retirement plan within a twelve month period from the purchase of any Nationwide Mutual Funds (Nationwide Funds) Class A shares.
  - The purchase can be made in any combination of Nationwide Funds.
  - The employer sponsored plan will be subject to a CDSC for shares redeemed in any employer initiated redemption within the first three years of purchase (the applicable CDSC will be charged as described below).
If these conditions are met, a finder's fee will be paid on the purchase at the following rates:

  - 1.00% for sales of the Nationwide Funds of $1 million and more but less than $3 million.

  - 0.50% for sales of the Nationwide Funds of $3 million and more but less than $50 million.

  - 0.25% for sales of the Nationwide Funds of $50 million or more.

REDUCTION AND WAIVER OF CLASS A AND CLASS D SALES CHARGES

Shareholders can reduce or eliminate Class A and Class D shares' initial sales charge through one or more of the discounts described below:

  - AN INCREASE IN THE AMOUNT OF YOUR INVESTMENT. The above tables show how the sales charge decreases as the amount of your investment increases.

  - FAMILY MEMBER DISCOUNT. Members of your family who live at the same address can combine investments in the Nationwide Funds (except purchases of the Money Market Fund), possibly reducing the sales charge.

  - LIFETIME ADDITIONAL DISCOUNT. You can add the value of any of the Nationwide Funds' Class A and Class D shares you already own (except the Money Market
    Fund) with the value of the shares you are purchasing, which may reduce the applicable sales charge.

  - INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE. If you use the proceeds of an insurance policy issued by any member of Nationwide Insurance to purchase Class A or Class D shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.

         Buying, Selling and Exchanging Fund Shares

  - NO SALES CHARGE ON A REPURCHASE. If you sell Fund shares from your account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A and Class D shares that you buy within 30 days of selling Class A or Class D shares of an equal or lesser amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

  - LETTER OF INTENT DISCOUNT. State in writing that during a 13-month period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A or Class D shares (excluding the Nationwide Money Market Fund) and your sales charge will be based on the total amount you intend to invest. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. Call 1-800-848-0920 for more information.

WAIVER OF CLASS A AND CLASS D SALES CHARGES

The Class A and Class D sales charges will be waived for the following purchasers:

  - Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive sales charges for those persons. (Class A shares only)

  - Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the Distributor. (Class A shares only)

  - Any person who pays for the shares with the proceeds of a sale of non-Nationwide mutual fund shares. To qualify, you must have paid an initial sales charge or CDSC on the shares sold. You must purchase the Class A shares within 60 days of the sale, and you must request the waiver when you purchase the Class A shares (the Funds may require evidence that you qualify for this waiver). (Class A shares only)

  - Employer-sponsored retirement plans, including pension, profit sharing or deferred compensation plans which are qualified under sections 401(a), 403(b) or 457 of the Internal Revenue Code. (Class A shares only)

  - Trustees and retired Trustees of Nationwide Mutual Funds (including its predecessor Trusts). (Class A and Class D shares for those Funds which have Class D Shares)

  - Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grand-children) and immediate relatives of deceased employees of any member of the Nationwide Insurance and Nationwide Financial companies, or any investment advisory clients of VMF, VSA and their affiliates. (Class A and Class D shares for those Funds which have Class D Shares)

  - Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time (including, but not limited to, Farmland Insurance Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farmers' Association, Ruralite Services, Inc., and Southern States Cooperative). (Class A and Class D shares for those Funds which have Class D Shares)

Additional investors eligible for sales charge waivers may be found in the SAI.

CONVERSION OF CLASS B SHARES

After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same. We do the conversion on the first business day of the month following the seventh anniversary of the date of your purchase.

HOW TO PLACE YOUR PURCHASE ORDER

If you wish to purchase Class A, Class B, Class C or Class D shares, you may purchase them using one of the methods described below. When you buy shares, be sure to specify the class of shares. If you don't choose a class, your investment will be made in Class A shares (Prime Shares for the Money Market
Fund). Eligible entities wishing to purchase Institutional Service Class or Institutional Class shares should contact Customer Service at 1-800-848-0920 for more information regarding such purchases.

BY MAIL. Complete and mail the application with a check or money order made payable to: Nationwide Mutual Funds, P.O. Box 1492, Columbus, Ohio 43216-1492. Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Funds will not accept third-party checks.

BY WIRE. You can request that your bank transmit funds (federal funds) by wire to the Fund's custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920 by 4 p.m. Eastern Time, and the wire must be received by the custodian bank by the close of business on the day you placed your order or your order will be cancelled. You may be liable for any loss to a Fund resulting from the cancellation. Please note that your bank may charge a fee to wire funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

BY TELEPHONE (NATIONWIDE FUNDS NOW). Call 1-800-637-0012, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use Nationwide Funds NOW to make purchases.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with the Distributor.

ON-LINE. Log on to our website www.nationwidefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can download a Fund prospectus or receive information on all of our funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

NATIONWIDE FUNDS NOW                                              1-800-637-0012

Our customized voice-response system, available 24 hours a day, seven days a week

CUSTOMER SERVICE                                                  1-800-848-0920

Representatives are available to answer questions between 8 a.m. and 5 p.m. Eastern Time (Monday through Friday, except Thursday, when representatives are available between 9:30 a.m. and 5 p.m. Eastern Time).

For additional information on buying shares and shareholder services, call the Customer Service or contact your sales representative.

SELLING SHARES

Properly completed orders contain all necessary paperwork to authorize and complete the transaction. The Funds may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a signature guarantee.

You can sell or, in other words, redeem your shares of the Funds at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after the Fund receives your
                                       properly completed order to sell in its
                                       offices in Columbus, Ohio. Of course, the value of the shares you sell may be worth more or less than their original

                   Buying, Selling and Exchanging Fund Shares

purchase price depending upon the market value of a Fund's investments at the time of the sale.

Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased by check may be delayed until the check clears, which may take up to 10 business days from the date of your purchase.

Under extraordinary circumstances a Fund may elect to honor your redemption request by transferring some of the securities held by the Fund directly to you. For more information about a Fund's ability to make such a redemption in kind, see the SAI.

RESTRICTIONS ON SALES

You may not be able to sell your shares of a Fund or a Fund may delay paying you the proceeds from a sale when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists.

SIGNATURE GUARANTEE -- CLASS A, CLASS B, CLASS C, CLASS D AND PRIME SHARES

A signature guarantee is required under the following circumstances:

  - if your account address has changed within the last 10 business days, or

  - if the redemption check is made payable to anyone other than the registered shareholder, or

  - if the proceeds are sent to a bank account not previously designated or changed within the past 10 business days, or

  - if the proceeds are mailed to any address other than the address of record, or

  - if the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

The Distributor reserves the right to require a signature guarantee in other circumstances, without notice.

CONTINGENT DEFERRED SALES CHARGE (CDSC) ON CLASS A, CLASS B AND CLASS C SHARES

You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The sales charge applies if your sale causes the value of Class B shares in your account to fall below the total amount of all purchases of Class B shares you made during the preceding six years. The sales charge is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. The amount of the sales charge will decrease as illustrated in the following chart:

                        1       2       3       4       5       6           7
     Sale within       year   years   years   years   years   years   years or more
-----------------------------------------------------------------------------------
Sales charge            5%      4%      3%      3%      2%      1%          0%

All purchases during the month are grouped together and will be treated as if made on the last day of the preceding month.

Under certain circumstances, employer-sponsored retirement plans investing in Class A shares without a sales charge and for which a finders' fee has been paid (other than those investing in the Funds through variable insurance products) may be charged a CDSC if shares are redeemed within three years after purchase. The CDSC will be 1% for the first year, 0.50% for the second year and 0.25% for the third year.

With respect to Class C shares, you must pay a CDSC of 1% if you sell your shares within the first year after you purchased the shares.

We do not impose a CDSC on Class A, Class B or Class C shares purchased through reinvested dividends and distributions. If you sell your Class B or Class C shares and reinvest the proceeds in Class B or Class C shares within 30 days, the Funds will deposit an amount equal to any CDSC on Class B or Class C shares you paid into your account. We will also waive the CDSC on Class B or Class C if you sell shares following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or a determination of disability, and for mandatory withdrawals from IRA accounts after age 70 1/2 years. For more information, see the SAI.

HOW TO PLACE YOUR SALE ORDER

You can request the sale of your Class A, Class B, Class C or Class D shares in any of the ways described below. A signature guarantee may be required under certain circumstances. Please refer to the section entitled "Signature Guarantee -- Class A, Class B, Class C, Class D and Prime shares". Eligible entities wishing to sell Service, Institutional Service Class or Institutional Class shares should contact the Distributor at 1-800-848-0920 for information regarding such sales.

BY TELEPHONE (NATIONWIDE FUNDS NOW). Calling 1-800-637-0012 connects you to our automated voice-response system, available 24 hours a day, seven days a week, for easy access to mutual fund information. You can sell shares and have the check mailed to your address of record,
                                       unless you declined this option on your
                                       application. Only the following types of accounts can use Nationwide Funds NOW to sell shares: Individual, Joint, Transfer on Death, Trust, and Uniform Gift/Transfer to Minor accounts. You can call 1-800-637-0012 after 7 p.m. Eastern Time to learn the day's closing share price.

CAPITAL GAINS TAXES. If you sell Fund shares for more than you paid for them, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and Taxes -- Selling Fund Shares" on page 38.

THROUGH OUR CUSTOMER SERVICE LINE. Unless you declined the telephone redemption privilege on your application, you can call and request that a check payable to the shareholder of record be mailed to the address of record. You can sell shares of your IRA by telephone if we receive the proper forms. The distribution from an IRA will be subject to a mandatory 10% federal withholding tax, unless you inform us in writing not to withhold taxes. For additional information or to request the forms, please call the customer service line at 1-800-848-0920. The Funds will use procedures to confirm that telephone instructions are genuine. If a Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Fund will be held harmless for any loss, claims or liability arising from its compliance with the instructions. The Funds may record telephone instructions to sell shares. The Funds reserve the right to revoke this privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

BY BANK WIRE. The Funds can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application), unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.) Your proceeds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE (ACH). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been received by the appropriate Funds. Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the appropriate Funds written notice of its termination.)

BY MAIL OR FAX. Write a letter to Nationwide Mutual Funds, P.O. Box 1492, Columbus, Ohio 43216-1492 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must include your date of birth and indicate whether or not you want the Fund to withhold federal income tax from your proceeds. Your sale of shares will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next business day. The Funds reserve the right to require the original document if you fax your letter.

BY MONEY MARKET FUND CHECK WRITING. Shareholders of Prime Shares of the Money Market Fund receive free check-writing privileges ($500 minimum). If you wish to withdraw your money this way, please complete the appropriate section of the application. There is no fee for this service, but the Fund reserves the right to charge for it or to terminate this service in the future. If you acquired your Money Market Fund shares through an exchange, the shares may be subject to a sales charge as described in "Exchanging Shares."

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you have an account with such a broker, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or its designated intermediary. Your broker or financial intermediary may charge fee for this services.

ON-LINE. Log on to our website www.nationwidefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can receive information on all of

                   Buying, Selling and Exchanging Fund Shares

our funds by downloading a prospectus or using other methods as well as information concerning your own personal accounts on-line. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to sell Fund shares on this website at any time, in which case you may continue to sell shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ACCOUNTS WITH LOW BALANCES -- CLASS A, CLASS B, CLASS C, CLASS D AND PRIME
SHARES

We may sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $250. Before the account is closed, we will give you notice and allow you 90 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts. This does not apply to Automatic Asset Accumulation accounts.

If the value of Prime Shares of your Money Market Fund account falls below a daily average of $250 for any month, you will be charged a $2 monthly fee, which is deposited into the Fund to offset the expenses of small accounts. We will sell shares from your account in the first week of the following month to cover the fee.

For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

DISTRIBUTION PLAN

In addition to the sales charges which you may pay for Class A, Class B, Class C and Class D shares, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C and Service Class shares of the Funds to compensate the Distributor for expenses associated with distributing such shares and providing shareholder services.

DISTRIBUTION AND SERVICE FEES

Under the Distribution Plan, Class A, Class B and Class C shares of the Funds (and Service Class Shares of the Money Market Fund) pay the Distributor compensation which is accrued daily and paid monthly. Each Fund shall pay amounts not exceeding an annual amount of:

        FUND/CLASS               AS A % OF DAILY NET ASSETS
----------------------------------------------------------------
Class A shares               0.25% (distribution or service fee)
 ................................................................
Class B shares               0.85% (0.10% service fee)
 ................................................................
Class C shares               0.85% (0.10% service fee)
 ................................................................
Service Class (Money Market
  Fund)                      0.15% (distribution or service fee)

Class D, Institutional Service Class, Institutional Class shares and Prime Shares of the Money Market Fund pay no 12b-1 fees.

Because these fees are paid out of the Funds' assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

EXCHANGING SHARES
You can exchange the shares you own for shares of another Fund within Nationwide Funds (except the Nationwide Morley Capital
                                       Accumulation Fund) as long as they are
                                       the same class of shares, both accounts
                                       have the same owner, and your first
                                       purchase in the new fund meets the fund's minimum investment requirement. For example, you can exchange Class A shares of any one of the Funds for Class A shares of any other fund within the Nationwide Funds, but you cannot exchange Class A shares for Class B, Class C or Class D shares.

CAPITAL GAINS TAXES

Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see "Distribution and Taxes -- Exchanging Fund Shares" on page 38.

Generally, there is no sales charge for exchanges of Class B, Class C, Class D, Institutional Service Class or Institutional Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the fund into which you are exchanging. If you exchange Prime Shares of the Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Money Market Fund. Exchanges into the Prime Shares of the Money Market Fund are only permitted from Class A, Class B, Class D and Institutional Service Class shares of the Funds. If you exchange Class B shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Money Market Fund, the time you hold the shares in the Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Money Market Fund, you will pay the sales charge that would have been charged if the initial Class B (or certain Class A) shares had been sold at the time they were originally exchanged into the Money Market Fund. If you exchange your Prime Shares of the Money Market Fund back into Class B (or certain Class A) shares, the time you held Class B (or Class A) shares prior to the exchange will be counted for purposes of calculating the CDSC. Class C shares cannot be exchanged into Prime Shares of the Money Market Fund; therefore, you will pay any applicable CDSC at the time you redeem Class C shares and purchase Prime Shares of the Money Market Fund.

The Board of Trustees has approved holding a shareholder meeting for the Prestige Balanced and Prestige International Funds; at the meeting, shareholders of each of these funds will be asked to approve its liquidation. Because it is anticipated that these funds will be liquidated shortly after shareholder approval is obtained, beginning March 1, 2001, you may no longer exchange into the Prestige Balanced or Prestige International Funds.

HOW TO PLACE YOUR EXCHANGE ORDER

You can request an exchange of shares in writing, by fax, by phone, or by on-line access (see "Buying Shares -- How to place your purchase order" on page 33 or the back cover for contact information). If you make your request in writing, please be sure all account holders sign the letter. Your exchange will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling Nationwide Funds NOW, our automated voice-response system, or by logging on to our website at www.nationwidefunds.com. You will have automatic exchange privileges unless you decline this option on your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days' written notice to shareholders.

EXCESSIVE EXCHANGE ACTIVITY

The Trust reserves the right to reject any exchange request it believes will increase transaction costs, or otherwise adversely affect other shareholders. Specifically, exchange activity may be limited to 12 exchanges within a one year period or 1% of a Fund's NAV. A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

         DISTRIBUTIONS AND TAXES
The following information is provided to help you understand the income and capital gains you can earn when owning Fund shares, as well as the federal taxes you may have to pay on this income. For tax advice regarding your personal tax situation, please speak with your tax adviser.

DISTRIBUTIONS OF INCOME DIVIDENDS

The Funds declare dividends daily and distribute them monthly. Income dividends are taxable to you as ordinary income for federal income tax purposes, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount of income dividends distributed to you will be reported in a Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividend-received deduction.

TAX-FREE INCOME FUND

Generally, income from the Tax-Free Income Fund will be exempt from federal income taxes, although it is possible that a small portion could be taxable. Any taxable distributions will be reported in a Form 1099. Although the distributions may be exempt from federal income taxes, they may be subject to state and local taxes. Please be aware that income that is exempt from federal income taxes may be considered in addition to taxable income for purposes of determining whether Social Security payments received by a shareholder are subject to federal income taxes. Certain income not subject to the normal federal income tax may be subject to the federal alternative minimum tax. To determine whether a tax-free fund is right for you, please speak with your tax adviser.

DISTRIBUTIONS OF CAPITAL GAINS

If a Fund has net realized capital gains at the end of the calendar year (meaning the gains from sales of securities exceed any losses from sales), it will distribute this capital gain to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. On Form 1099, we will report the amount of net short-term capital gains and net long-term capital gains distributed to you during the year. Currently, for individuals, long-term capital gains are taxed at a maximum rate of 20%; short-term capital gains are taxed as ordinary income, such as interest or dividends. For more information regarding capital gains tax rates, speak with your tax adviser.

REINVESTING DISTRIBUTIONS

All income and capital gains distributions will be reinvested in shares of the applicable Fund. You may request a payment in cash in writing if distributions are in excess of $5. You may be subject to tax on reinvested distributions. If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account
                                        will be changed automatically so that
                                        all future distributions are reinvested
in your account. Checks that remain uncashed for six months will be cancelled and the money reinvested in a Fund as of the cancellation date. No interest is paid during the time the check is outstanding.

You may be subject to federal backup withholding at a rate of 31% of each distribution unless you certify that the taxpayer identification number you gave us is correct, and that you are not subject to withholding. (We will, however, withhold taxes if the Internal Revenue Service notifies us that such certifications are not accurate, or as may otherwise be required under the Internal Revenue Code.)

CHANGING YOUR DISTRIBUTION OPTION
If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.

STATE AND LOCAL TAXES

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser.

SELLING FUND SHARES

Selling Fund shares for more than you paid for them gives you a capital gain, which is subject to federal income tax. The amount of the tax depends on how long you held your shares. For individuals, long-term capital gains are currently taxed at a maximum rate of 20%; and short-term capital gains are taxed as ordinary income, such as interest or dividends. Capital gains from your sale of Fund shares is not reported on Form 1099; you or your tax adviser should keep track of your purchases, sales, and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you may have.

EXCHANGING FUND SHARES

Exchanging your shares of a Fund for another Fund within the Nationwide Funds is considered a sale for income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have capital gains, which are subject to the federal income taxes described above. If you exchange Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you may have.

         FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance for the past 5 years or, if the Fund has not been in operation for the past five years, for the life of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions and no sales charges). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, are included in the Trust's annual report, which is available upon request. For the Bond, Government Bond and Tax-Free Funds for 1996, 1997 and 1998, information is for one Class D share outstanding through the periods ended October 31, which includes information for these Funds and their respective predecessors (prior to May 11, 1998, shares of these Funds' predecessors were without class designation). The tables for each of these Funds also include information for the Class A and Class B shares for the period from May 11, 1998 to October 31, 1998 and for the years ended October 31, 1999 and October 31, 2000. For the Money Market Fund for 1996, 1997, 1998 and 1999, information is for one share outstanding through the years ended October 31, which includes information for the Fund and its predecessor. As of January 4, 1999, the original shares of the Money Market Fund were renamed Prime Shares, and a new Class of shares of the Money Market Fund (Service Class Shares) was added. Class C shares had not been offered to the public as of October 31, 2000. The information for the Nationwide High Yield Bond Fund and the Nationwide Morley Enhanced Income Fund reflects the performance for the life of such Funds.

                                                                                     HIGH YIELD BOND FUND
                                                                ---------------------------------------------------------------
                                                                               PERIOD ENDED OCTOBER 31, 2000(a)
                                                                ---------------------------------------------------------------
                                                                                                          INSTITUTIONAL SERVICE
                                                                CLASS A SHARES(a)    CLASS B SHARES(a)       CLASS SHARES(a)
                                                                -----------------    -----------------    ---------------------
NET ASSET VALUE -- BEGINNING OF PERIOD                               $ 10.00              $ 10.00                $ 10.00
                                                                     -------              -------                -------
INVESTMENT ACTIVITIES
  Net investment income                                                 0.86                 0.80                   0.87
  Net realized and unrealized (loss)                                   (2.04)               (2.04)                 (1.99)
                                                                     -------              -------                -------
    Total investment activities                                        (1.18)               (1.24)                 (1.12)
                                                                     -------              -------                -------
DISTRIBUTIONS
  Net investment income                                                (0.86)               (0.80)                 (0.87)
                                                                     -------              -------                -------
    Total distributions                                                (0.86)               (0.80)                 (0.87)
                                                                     -------              -------                -------
Net increase (decrease) in net asset value                             (2.04)               (2.04)                 (1.99)

NET ASSET VALUE -- END OF PERIOD                                     $  7.96              $  7.96                $  8.01
                                                                     =======              =======                =======
Total return (excluding sales charge)(b)                              (12.48)%             (13.02)%               (11.80)%
RATIOS/SUPPLEMENTAL DATA
  Net assets, at end of period (000)                                 $ 2,804              $   188                $88,639
  Ratio of expenses to average net assets(c)                            0.95%                1.70%                  0.70%
  Ratio of net investment income to average net assets(c)              12.35%               13.09%                 11.46%
  Ratio of expenses to average net assets(*, c)                         1.15%                3.46%                  0.83%
  Portfolio turnover rate(b,d)                                         76.93%               76.93%                 76.93%

---------------


*Ratios calculated as if no fees were waived and/or expenses reimbursed.
(a) Class A, Class B, and Institutional Class Shares were first offered to the public on December 29, 1999.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Financial Highlights

                                                          NATIONWIDE BOND FUND
                                      -------------------------------------------------------------
                                      YEARS ENDED OCTOBER 31,     PERIOD ENDED OCTOBER 31, 1998(a)
                                      ------------------------    ---------------------------------
                                         1996          1997        CLASS D     CLASS A     CLASS B
                                      ----------    ----------    ---------    --------    --------
NET ASSET VALUE -- BEGINNING OF
 PERIOD                                $   9.50      $   9.34     $   9.49      $ 9.52      $ 9.52
                                       --------      --------     --------      ------      ------
INVESTMENT ACTIVITIES
 Net investment income                     0.61          0.60         0.57        0.26        0.23
 Net realized and unrealized gain
   (loss)                                 (0.15)         0.15         0.27        0.23        0.23
                                       --------      --------     --------      ------      ------
   Total investment activities             0.46          0.75         0.84        0.49        0.46
                                       --------      --------     --------      ------      ------
DISTRIBUTIONS
 Net investment income                    (0.62)        (0.60)       (0.57)      (0.26)      (0.23)
                                       --------      --------     --------      ------      ------
   Total distributions                    (0.62)        (0.60)       (0.57)      (0.26)      (0.23)
                                       --------      --------     --------      ------      ------
Net increase (decrease) in net asset
 value                                    (0.16)         0.15         0.27        0.23        0.23
                                       --------      --------     --------      ------      ------

NET ASSET VALUE -- END OF PERIOD       $   9.34      $   9.49     $   9.76      $ 9.75      $ 9.75
                                       ========      ========     ========      ======      ======
Total return (excluding sales
 charges)                                  5.05%         8.33%        9.11%       5.18%(b)    4.85%(b)
RATIOS/SUPPLEMENTAL DATA
 Net assets, at end of period (000)    $133,253      $124,404     $134,822      $1,365      $  490
 Ratio of expenses to average net
   assets                                  0.70%         0.72%        0.78%       1.17%(c)    1.81%(c)
 Ratio of net investment income to
   average net assets                      6.60%         6.43%        5.93%       5.48%(c)    4.93%(c)
 Portfolio turnover rate(d)               38.95%        70.63%       70.31%      70.31%      70.31%

                                                            NATIONWIDE BOND FUND
                                      ----------------------------------------------------------------
                                       YEAR ENDED OCTOBER 31, 1999       YEAR ENDED OCTOBER 31, 2000
                                      ------------------------------    ------------------------------
                                      CLASS D     CLASS A    CLASS B    CLASS D     CLASS A    CLASS B
                                      --------    -------    -------    --------    -------    -------
NET ASSET VALUE -- BEGINNING OF
 PERIOD                               $   9.76    $ 9.75     $ 9.75     $   9.09    $ 9.07     $ 9.08
                                      --------    ------     ------     --------    ------     ------
INVESTMENT ACTIVITIES
 Net investment income                    0.55      0.53       0.47         0.59      0.57       0.52
 Net realized and unrealized gain
   (loss)                                (0.67)    (0.68)     (0.67)       (0.33)    (0.32)     (0.33)
                                      --------    ------     ------     --------    ------     ------
   Total investment activities           (0.12)    (0.15)     (0.20)        0.26      0.25       0.19
                                      --------    ------     ------     --------    ------     ------
DISTRIBUTIONS
 Net investment income                   (0.55)    (0.53)     (0.47)       (0.59)    (0.57)     (0.52)
                                      --------    ------     ------     --------    ------     ------
   Total distributions                   (0.55)    (0.53)     (0.47)       (0.59)    (0.57)     (0.52)
                                      --------    ------     ------     --------    ------     ------
Net increase (decrease) in net asset
 value                                   (0.67)    (0.68)     (0.67)       (0.33)    (0.32)     (0.33)
                                      --------    ------     ------     --------    ------     ------
NET ASSET VALUE -- END OF PERIOD      $   9.09    $ 9.07     $ 9.08     $   8.76    $ 8.75     $ 8.75
                                      ========    ======     ======     ========    ======     ======
Total return (excluding sales
 charges)                                (1.24)%   (1.58)%    (2.07)%       2.97%     2.87%      2.15%
RATIOS/SUPPLEMENTAL DATA
 Net assets, at end of period (000)   $125,451    $3,186     $1,662     $108,413    $3,458     $1,707
 Ratio of expenses to average net
   assets                                 0.83%     1.08%      1.68%        0.83%     1.05%      1.64%
 Ratio of net investment income to
   average net assets                     5.86%     5.67%      5.07%        6.62%     6.42%      5.83%
 Portfolio turnover rate(d)              64.26%    64.26%     64.26%       72.80%    72.80%     72.80%

---------------

(a) Class A and Class B Shares first offered to public on May 11, 1998. Upon completion of the Trust's Reorganization on May 11, 1998, the existing shares of the Fund were renamed Class D.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

                                                     NATIONWIDE TAX-FREE INCOME FUND
                                      -------------------------------------------------------------
                                      YEARS ENDED OCTOBER 31,     PERIOD ENDED OCTOBER 31, 1998(a)
                                      ------------------------    ---------------------------------
                                         1996          1997        CLASS D     CLASS A     CLASS B
                                      ----------    ----------    ---------    --------    --------
NET ASSET VALUE -- BEGINNING OF
 PERIOD                                $  10.22      $  10.24     $  10.51      $10.48      $10.48
INVESTMENT ACTIVITIES
 Net investment income                     0.51          0.50         0.50        0.23        0.20
 Net realized and unrealized gain
   (loss)                                  0.02          0.27         0.23        0.17        0.18
                                       --------      --------     --------      ------      ------
   Total investment activities             0.53          0.77         0.73        0.40        0.38
                                       --------      --------     --------      ------      ------
DISTRIBUTIONS
 Net investment income                    (0.51)        (0.50)       (0.50)      (0.23)      (0.20)
 In excess of net investment income          --            --        (0.08)         --          --
 Net realized gains
                                       --------      --------     --------      ------      ------
   Total distributions                    (0.51)        (0.50)       (0.58)      (0.23)      (0.20)
                                       --------      --------     --------      ------      ------
Net increase (decrease) in net asset
 value                                     0.02          0.27         0.15        0.17        0.18
                                       --------      --------     --------      ------      ------

NET ASSET VALUE -- END OF PERIOD       $  10.24      $  10.51     $  10.66      $10.65      $10.66
                                       ========      ========     ========      ======      ======
Total return (excluding sales
 charges)                                  5.31%         7.72%        7.09%       3.86%(b)    3.66%(b)
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (000)     $264,642      $256,486     $263,662      $  601      $1,477
 Ratio of expenses to average net
   assets                                  0.96%         0.96%        0.85%       1.06%(c)    1.66%(c)
 Ratio of expenses to average net
   assets*                                 1.11%         1.11%        0.93%         --          --
 Ratio of net investment income to
   average net assets                      4.98%         4.85%        4.73%       4.50%(c)    3.94%(c)
 Portfolio turnover rate(d)               24.15%        39.49%       28.88%      28.88%      28.88%

                                                      NATIONWIDE TAX-FREE INCOME FUND
                                      ----------------------------------------------------------------
                                       YEAR ENDED OCTOBER 31, 1999       YEAR ENDED OCTOBER 31, 2000
                                      ------------------------------    ------------------------------
                                      CLASS D     CLASS A    CLASS B    CLASS D     CLASS A    CLASS B
                                      --------    -------    -------    --------    -------    -------
NET ASSET VALUE -- BEGINNING OF
 PERIOD                               $  10.66    $10.65     $10.66     $   9.78    $ 9.79     $ 9.78
INVESTMENT ACTIVITIES
 Net investment income                    0.51      0.49       0.42         0.53      0.50       0.44
 Net realized and unrealized gain
   (loss)                                (0.84)    (0.82)     (0.83)        0.25      0.25       0.25
                                      --------    ------     ------     --------    ------     ------
   Total investment activities           (0.33)    (0.33)     (0.41)        0.78      0.75       0.69
                                      --------    ------     ------     --------    ------     ------
DISTRIBUTIONS
 Net investment income                   (0.51)    (0.49)     (0.43)       (0.50)    (0.50)     (0.41)
 In excess of net investment income      (0.04)    (0.04)     (0.04)       (0.03)       --      (0.03)
 Net realized gains                                                           --        --         --
                                      --------    ------     ------     --------    ------     ------
   Total distributions                   (0.55)    (0.53)     (0.47)       (0.53)    (0.50)     (0.44)
                                      --------    ------     ------     --------    ------     ------
Net increase (decrease) in net asset
 value                                   (0.88)    (0.86)     (0.88)        0.25      0.25       0.25
                                      --------    ------     ------     --------    ------     ------
NET ASSET VALUE -- END OF PERIOD      $   9.78    $ 9.79     $ 9.78     $  10.03    $10.04     $10.03
                                      ========    ======     ======     ========    ======     ======
Total return (excluding sales
 charges)                                (3.21)%   (3.26)%    (4.02)%       8.18%     7.90%      7.27%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (000)    $226,270    $2,383     $3,746     $204,337    $3,792     $4,061
 Ratio of expenses to average net
   assets                                 0.71%     0.96%      1.56%        0.70%     0.94%      1.55%
 Ratio of expenses to average net
   assets*                                0.71%       --         --         0.70%       --         --
 Ratio of net investment income to
   average net assets                     4.93%     4.73%      4.12%        5.35%     5.09%      4.50%
 Portfolio turnover rate(d)              42.26%    42.26%     42.26%        7.08%     7.08%      7.08%

---------------

* Ratios calculated as if no expenses were waived and/or reimbursed.
(a) Class A and Class B Shares first offered to public on May 11, 1998. Upon completion of the Trust's Reorganization on May 11, 1998, the existing shares of the Fund were renamed Class D.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Financial Highlights

                                              NATIONWIDE GOVERNMENT BOND FUND
                                              (FORMERLY NATIONWIDE INTERMEDIATE U.S. GOVERNMENT BOND FUND)
                                              -------------------------------------------------------------
                                              YEARS ENDED OCTOBER 31,     PERIOD ENDED OCTOBER 31, 1998(a)
                                              -----------------------    ----------------------------------
                                                 1996         1997        CLASS D     CLASS A      CLASS B
                                              ----------   ----------    ---------   ---------    ---------
NET ASSET VALUE -- BEGINNING OF PERIOD         $ 10.12      $ 10.04       $ 10.31      $10.24       $10.24
INVESTMENT ACTIVITIES
 Net investment income                            0.59         0.59          0.56        0.26         0.23
 Net realized and unrealized gain (loss)         (0.08)        0.27          0.34        0.32         0.31
                                               -------      -------       -------      ------       ------
   Total investment activities                    0.51         0.86          0.90        0.58         0.54
                                               -------      -------       -------      ------       ------
DISTRIBUTIONS
 Net investment income                           (0.58)       (0.59)        (0.56)      (0.26)       (0.23)
 In excess of net investment income              (0.01)          --            --          --           --
 Net realized gains                                 --           --         (0.08)         --           --
                                               -------      -------       -------      ------       ------
   Total distributions                           (0.59)       (0.59)        (0.64)      (0.26)       (0.23)
                                               -------      -------       -------      ------       ------
Net increase (decrease) in net asset value       (0.08)        0.27          0.26        0.32         0.31
                                               -------      -------       -------      ------       ------

NET ASSET VALUE -- END OF PERIOD               $ 10.04      $ 10.31       $ 10.57      $10.56       $10.55
                                               =======      =======       =======      ======       ======
Total return (excluding sales charges)            5.28%        8.86%         9.03%       5.69%(b)     5.29%(b)
RATIOS/SUPPLEMENTAL DATA
 Net assets, at end of period (000)            $39,497      $41,328       $50,849      $  332       $  297
 Ratio of expenses to average net assets          1.06%        1.07%         0.92%       1.04%(c)     1.64%(c)
 Ratio of expenses to average net assets*         1.21%        1.22%         1.03%       1.17%(c)     1.86%(c)
 Ratio of net investment income to average
   net assets                                     5.86%        5.85%         5.43%       5.10%(c)     4.59%(c)
 Portfolio turnover rate(d)                       9.30%       26.58%        59.52%      59.52%       59.52%

                                             NATIONWIDE GOVERNMENT BOND FUND
                                             (FORMERLY NATIONWIDE INTERMEDIATE U.S. GOVERNMENT BOND FUND)
                                             ----------------------------------------------------------
                                             YEAR ENDED OCTOBER 31, 1999    YEAR ENDED OCTOBER 31, 2000
                                             ---------------------------    ---------------------------
                                             CLASS D   CLASS A   CLASS B    CLASS D   CLASS A   CLASS B
                                             -------   -------   -------    -------   -------   -------
NET ASSET VALUE -- BEGINNING OF PERIOD       $ 10.57   $ 10.56   $10.55     $  9.89   $  9.89   $ 9.89
INVESTMENT ACTIVITIES
 Net investment income                          0.53      0.51     0.45        0.59      0.57     0.51
 Net realized and unrealized gain (loss)       (0.63)    (0.62)   (0.61)       0.14      0.13     0.13
                                             -------   -------   ------     -------   -------   ------
   Total investment activities                 (0.10)    (0.11)   (0.16)       0.73      0.70     0.64
                                             -------   -------   ------     -------   -------   ------
DISTRIBUTIONS
 Net investment income                         (0.53)    (0.51)   (0.45)      (0.59)    (0.57)   (0.51)
 In excess of net investment income               --        --       --          --        --       --
 Net realized gains                            (0.05)    (0.05)   (0.05)      (0.02)    (0.02)   (0.02)
                                             -------   -------   ------     -------   -------   ------
   Total distributions                         (0.58)    (0.56)   (0.50)      (0.61)    (0.59)   (0.53)
                                             -------   -------   ------     -------   -------   ------
Net increase (decrease) in net asset value     (0.68)    (0.67)   (0.66)       0.12      0.11     0.11
                                             -------   -------   ------     -------   -------   ------
NET ASSET VALUE -- END OF PERIOD             $  9.89   $  9.89   $ 9.89     $ 10.01   $ 10.00   $10.00
                                             =======   =======   ======     =======   =======   ======
Total return (excluding sales charges)         (0.93)%   (1.05)%  (1.57)%      7.73%     7.40%    6.72%
RATIOS/SUPPLEMENTAL DATA
 Net assets, at end of period (000)          $52,260   $49,601   $1,148     $55,812   $54,796   $1,129
 Ratio of expenses to average net assets        0.79%     0.99%    1.64%       0.78%     0.99%    1.63%
 Ratio of expenses to average net assets*       0.81%     1.15%    1.65%       0.78%     1.05%    1.63%
 Ratio of net investment income to average
   net assets                                   5.24%     5.13%    4.44%       6.03%     5.84%    5.19%
 Portfolio turnover rate(d)                    51.86%    51.86%   51.86%     107.86%   107.86%  107.86%

---------------

* Ratios calculated as if no expenses were waived and/or reimbursed.
(a) Class A and Class B Shares first offered to public on May
    11, 1998. Upon completion of the Trust's Reorganization on
    May 11, 1998, the existing shares of the Fund were renamed
    Class D.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

         Financial Highlights

                                                                        NATIONWIDE MORLEY ENHANCED INCOME FUND
                                                                        (FORMERLY MORLEY ENHANCED INCOME FUND)
                                                             -------------------------------------------------------------
                                                                 PERIOD FROM DECEMBER 29, 1999 TO OCTOBER 31, 2000(a)
                                                             -------------------------------------------------------------
                                                                                  INSTITUTIONAL SERVICE     INSTITUTIONAL
                                                             CLASS A SHARES(a)       CLASS SHARES(a)       CLASS SHARES(a)
                                                             -----------------    ---------------------    ---------------
NET ASSET VALUE -- BEGINNING OF PERIOD                            $10.00                 $ 10.00               $10.00
INVESTMENT ACTIVITIES
  Net investment income                                             0.48                    0.49                 0.51
  Net realized and unrealized loss                                 (0.10)                  (0.10)               (0.11)
                                                                  ------                 -------               ------
     Total investment activities                                    0.38                    0.39                 0.40
                                                                  ------                 -------               ------
DISTRIBUTIONS
  Net investment income                                            (0.48)                  (0.49)               (0.51)
                                                                  ------                 -------               ------
     Total distributions                                           (0.48)                  (0.49)               (0.51)
                                                                  ------                 -------               ------
Net increase (decrease) in net asset value                         (0.10)                  (0.10)               (0.11)
                                                                  ------                 -------               ------
NET ASSET VALUE -- END OF PERIOD                                  $ 9.90                 $  9.90               $ 9.89
                                                                  ======                 =======               ======
Total return (excluding sales charge)(b)                            3.86%                   4.02%                4.16%
RATIOS/SUPPLEMENTAL DATA
  Net assets, at end of period (000)                              $  368                 $11,614               $  497
  Ratio of expenses to average net assets(c)                        0.90%                   0.70%                0.45%
  Ratio of expenses to average net assets*(c)                       2.63%                   1.73%                2.13%
  Ratio of net investment income to average net assets(c)           5.90%                   5.96%                6.44%
  Portfolio turnover rate(b,d)                                      4.42%                   4.42%                4.42%

---------------

* Ratios calculated as if no fees were waived or expenses reimbursed.
(a) Class A, Institutional Service Class, and Institutional
    Class Shares commenced operations on December 29, 1999.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Financial Highlights

                                                      NATIONWIDE MONEY MARKET FUND
                                   -------------------------------------------------------------------
                                                                                      SERVICE CLASS
                                              YEARS ENDED OCTOBER 31,                  SHARES FOR
                                   ---------------------------------------------      PERIOD ENDED
                                     1996       1997        1998       1999(d)     OCTOBER 31, 1999(a)
                                   --------   --------   ----------   ----------   -------------------
NET ASSET VALUE -- BEGINNING OF
  PERIOD                           $   1.00   $   1.00   $     1.00   $     1.00         $  1.00
INVESTMENT ACTIVITIES
  Net investment income                0.05       0.05         0.05         0.05            0.04
                                   --------   --------   ----------   ----------         -------
    Total investment activities        0.05       0.05         0.05         0.05            0.04
                                   --------   --------   ----------   ----------         -------
DISTRIBUTIONS
  Net investment income               (0.05)     (0.05)       (0.05)       (0.05)          (0.04)
                                   --------   --------   ----------   ----------         -------
    Total distributions               (0.05)     (0.05)       (0.05)       (0.05)          (0.04)

NET ASSET VALUE -- END OF PERIOD   $   1.00   $   1.00   $     1.00   $     1.00         $  1.00
                                   ========   ========   ==========   ==========         =======
Total return                           5.05%      5.07%        5.15%        4.61%           3.69%(b)
RATIOS/SUPPLEMENTAL DATA
  Net assets, at end of period
    (000)                          $729,500   $820,657   $1,048,689   $1,345,342         $22,295
  Ratio of expenses to average
    net assets                         0.60%      0.59%        0.59%        0.61%           0.64%(c)
  Ratio of expenses to average
    net assets*                        0.65%      0.64%        0.64%          --            0.79%(c)
  Ratio of net investment income
    to average net assets              4.93%      4.96%        4.96%        4.52%           4.74%(c)

                                      NATIONWIDE MONEY MARKET FUND
                                   -----------------------------------

                                     PRIME SHARES      SERVICE SHARES
                                      YEAR ENDED         YEAR ENDED
                                   OCTOBER 31, 2000   OCTOBER 31, 2000
                                   ----------------   ----------------
NET ASSET VALUE -- BEGINNING OF
  PERIOD                              $     1.00          $   1.00
INVESTMENT ACTIVITIES
  Net investment income                     0.06              0.06
                                      ----------          --------
    Total investment activities             0.06              0.06
                                      ----------          --------
DISTRIBUTIONS
  Net investment income                    (0.06)            (0.06)
                                      ----------          --------
    Total distributions                    (0.06)            (0.06)
NET ASSET VALUE -- END OF PERIOD      $     1.00          $   1.00
                                      ==========          ========
Total return                                5.74%             5.64%
RATIOS/SUPPLEMENTAL DATA
  Net assets, at end of period
    (000)                             $1,241,194          $256,221
  Ratio of expenses to average
    net assets                              0.65%             0.75%
  Ratio of expenses to average
    net assets*                             0.65%             0.86%
  Ratio of net investment income
    to average net assets                   5.58%             5.68%

---------------

* Ratios calculated as if no expenses were waived and/or reimbursed.
(a) Shares first offered to public on January 4, 1999.
(b) Not annualized.
(c) Annualized.
(d) As of January 4, 1999, the existing shares of the Fund were renamed Prime Shares.

INFORMATION FROM NATIONWIDE

Please read this Prospectus before you invest, and keep it with your records. The following documents contain additional information about the Funds. To obtain a document free of charge, contact us at the address or number listed below.

- Statement of Additional Information (incorporated by reference in this Prospectus)

- Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Funds' performance)

- Semi-Annual Reports (as available)

FOR ADDITIONAL INFORMATION CONTACT:

Nationwide Family of Funds
P.O. Box 1492
Columbus, Ohio 43216-1492
(614) 428-3278 (fax)

FOR INFORMATION, ASSISTANCE AND WIRE ORDERS:

1-800-848-0920 (toll free, 8 a.m.- 5 p.m. Eastern Time (Monday through Friday, except Thursday, when representatives are available between 9:30 a.m. and 5 p.m. Eastern Time.))

FOR 24-HOUR ACCOUNT ACCESS:

1-800-637-0012 (toll free)
Also, visit the Nationwide Funds' website at www.nationwidefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

INVESTMENT COMPANY ACT FILE NO. 811-08495

NATIONWIDE FAMILY OF FUNDS
PO BOX 1492
COLUMBUS, OHIO 43216-1492

[Nationwide Logo]

HS-1330-3/01

NATIONWIDE(R) INVESTOR DESTINATIONS SERIES

Prospectus

March 1, 2001

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

- Nationwide Investor Destinations Aggressive Fund

- Nationwide Investor Destinations Moderately Aggressive Fund

- Nationwide Investor Destinations Moderate Fund

- Nationwide Investor Destinations Moderately Conservative Fund

- Nationwide Investor Destinations Conservative Fund

         TABLE OF CONTENTS

FUND SUMMARIES..........................    2
Investment Objective....................    3
Principal Strategies....................    3
Principal Risks.........................    5
Performance.............................    7
Fees and Expenses.......................    8

MORE ABOUT THE FUNDS....................   11
Purpose of the Investor Destinations
  Series................................   11
Principal Investment Strategies.........   11
Other Investment Techniques.............   15

MANAGEMENT..............................   16
Investment Adviser......................   16

BUYING, SELLING AND EXCHANGING FUND
  SHARES................................   17
Choosing a Share Class..................   17
Buying Shares...........................   18
Selling Shares..........................   21
Distribution Plan.......................   23
Exchanging Shares.......................   23

DISTRIBUTIONS AND TAXES.................   25
Distributions of Income Dividends.......   25
Distributions of Capital Gains..........   25
Reinvesting Distributions...............   25
State and Local Taxes...................   25
Selling Fund Shares.....................   25
Exchanging Fund Shares..................   25

FINANCIAL HIGHLIGHTS....................   26

ADDITIONAL INFORMATION...........  BACK COVER

         FUND SUMMARIES
This Prospectus provides information about the Nationwide Investor Destinations Series (together, the "Funds") of Nationwide Mutual Funds. The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for all the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare the Funds with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds" beginning on page 11. "You" and "your" refer to potential investors and current shareholders of the Fund.

The Fund Summaries contain a discussion of the general risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.

A QUICK NOTE ABOUT SHARE CLASSES

Each Fund has four different share classes -- Class A, Class B, Class C and Service Class shares, but currently only Service Class shares are offered for sale. The fees, sales charges and expenses for each share class are different, but each share class of a particular Fund represents an investment in the same assets of that Fund. Having different share classes simply lets you choose the cost structure that's right for you.

The fees and expenses for each Fund are set forth in the Fund Summaries. For more information about which share class is right for you, see "Buying, Selling and Exchanging Fund Shares -- Choosing a Share Class" beginning on page 17.

ABOUT EACH FUND GENERALLY

Each Fund is designed to provide an asset allocation option corresponding to different investment goals. Each Fund will invest primarily in other mutual funds which represent each asset class in its target allocation.

This Prospectus includes information on the following Funds:

  Nationwide Investor Destinations Aggressive Fund (formerly Investor
     Destinations Aggressive Fund)

  Nationwide Investor Destinations Moderately Aggressive Fund (formerly Investor
     Destinations Moderately Aggressive Fund)

  Nationwide Investor Destinations Moderate Fund (formerly Investor Destinations
     Moderate Fund)

  Nationwide Investor Destinations Moderately Conservative Fund (formerly
     Investor Destinations Moderately Conservative Fund)

  Nationwide Investor Destinations Conservative Fund (formerly Investor
     Destinations Conservative Fund)

INVESTMENT OBJECTIVE

The investment objective of each Fund is to maximize total investment return. Each Fund will seek this objective through the principal strategies described below.

PRINCIPAL STRATEGIES

THE INVESTOR DESTINATIONS SERIES ARE DESIGNED TO PROVIDE DIVERSIFICATION ACROSS SEVERAL MAJOR ASSET CLASSES OVER TIME: U.S. STOCKS (LARGE CAP, MID CAP AND SMALL CAP STOCKS), INTERNATIONAL STOCKS, BONDS AND SHORT-TERM INVESTMENTS. Each Fund in the Investor Destinations Series invests in different combinations of mutual funds (Underlying Funds) and short-term investments as shown below.

The Funds will invest in Underlying Funds which typically invest in stocks, bonds, or other securities with the goal of matching a specific stock or bond index. Each Fund has a target allocation mix of investments in the six asset classes shown below. The portfolio management team monitors each Fund's holdings and cash flow and will adjust a Fund's asset allocation within the target allocation to ensure broad diversification and to adjust to changes in market conditions. However, as a general matter, there will not be large, sudden changes in a Fund's asset allocation.

Set forth below are the six asset classes in which the Funds will invest and the Underlying Funds and short-term investments which the portfolio management team has chosen to represent each asset class.

     Asset Class               Underlying Investments
------------------------------------------------------------
U.S. STOCKS
  LARGE CAP STOCKS      NATIONWIDE S&P 500 INDEX FUND. The
                        Nationwide S&P 500 Index Fund seeks
                        to track the S&P 500 Index, a widely
                        recognized index maintained by
                        Standard & Poor's that includes 500
                        U.S. large-cap stocks.
  MID CAP STOCKS        VARIOUS MID CAP INDEX FUNDS WHICH
                        MAY INCLUDE THE NATIONWIDE MID CAP
                        MARKET INDEX FUND. The Nationwide
                        Mid Cap Market Index Fund seeks to
                        track the S&P Mid-Cap 400 Index,
                        which includes 400 common stocks
                        issued by U.S. mid-capitalization
                        companies.

     Asset Class               Underlying Investments
------------------------------------------------------------
  SMALL CAP STOCKS      VARIOUS SMALL CAP INDEX FUNDS WHICH
                        MAY INCLUDE THE NATIONWIDE SMALL CAP
                        INDEX FUND. The Nationwide Small Cap
                        Index Fund seeks to track the
                        Russell 2000 Index, which includes
                        2000 common stocks issued by smaller
                        U.S. capitalization companies.
 ............................................................
INTERNATIONAL STOCKS    VARIOUS INTERNATIONAL INDEX FUNDS
                        WHICH MAY INCLUDE THE NATIONWIDE
                        INTERNATIONAL INDEX FUND. The
                        Nationwide International Index Fund
                        seeks to track the Morgan Stanley
                        International Europe, Australasia
                        and Far East Index, which includes
                        stocks of companies located, or
                        whose stocks are traded on exchanges
                        in, 20 European and Pacific Basin
                        countries.
 ............................................................
BONDS                   VARIOUS BOND INDEX FUNDS WHICH MAY
                        INCLUDE THE NATIONWIDE BOND INDEX
                        FUND. The Nationwide Bond Index Fund
                        seeks to track the Lehman Brothers
                        Aggregate Bond Index, which includes
                        a broad-based mix of U.S.
                        investment-grade bonds with
                        maturities greater than one year.
 ............................................................
SHORT-TERM INVESTMENTS  NATIONWIDE MORLEY ENHANCED INCOME
                        FUND. The Nationwide Morley Enhanced
                        Income Fund seeks to provide a high
                        level of current income while
                        preserving capital and minimizing
                        market fluctuations in an investor's
                        account value by investing in
                        high-grade debt securities.
                        NATIONWIDE MONEY MARKET FUND.
                        The Nationwide Money Market Fund
                        seeks as high a level of current
                        income as is consistent with the
                        preservation of capital and
                        maintenance of liquidity by
                        investing in money market
                        obligations.
                        NATIONWIDE CONTRACT. The Nationwide
                        Contract is a non-registered fixed
                        interest contract issued by
                        Nationwide Life Insurance Company
                        and has a stable principal value.

---------------

The Funds are limited in the amount that they can invest in the Nationwide Mid Cap Market Index Fund, the Nationwide Small Cap Index Fund, the Nationwide International Index Fund and the Nationwide Bond Index Fund by regulatory requirements. Therefore, the Funds may invest in other index

         Fund Summaries

funds with similar strategies if the Funds' investments in these Nationwide Index Funds reach their maximum limits. See "Structure of the Funds" on page 12 for a further description of the structure of the Funds. Even if those limits are not reached, the Funds may also invest in other mutual funds chosen to complement the Nationwide Funds and to further diversify each Fund.

The Underlying Funds and short-term investments in which the Funds invest may be changed at any time based on the portfolio management team's judgement.

Below are the specific target allocations for each Fund.

NATIONWIDE INVESTOR DESTINATIONS AGGRESSIVE FUND (THE AGGRESSIVE FUND)

The Aggressive Fund will pursue its goal of maximizing total investment return primarily by seeking growth of capital. The Aggressive Fund's allocation focuses on stock investments, both U.S. and international. The Aggressive Fund is generally appropriate for aggressive investors comfortable with risk, investors with long time horizons or investors who want to maximize long-term returns and who have a higher tolerance for possible short-term losses. Shorter term allocations may vary from the target allocation; however, the investment strategy should approximate the target allocation mix over longer investment periods.

             Asset Classes                 Target Allocation Mix
----------------------------------------------------------------
U.S. Stocks                                          65%
    Large Cap Stocks                40%
    Mid Cap Stocks                  15%
    Small Cap Stocks                10%
 ................................................................
International Stocks                                 30%
 ................................................................
Bonds                                                 5%
 ................................................................
TOTAL ALLOCATION                                    100%

For more information about the Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

NATIONWIDE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND (THE MODERATELY AGGRESSIVE FUND)

The Moderately Aggressive Fund will pursue its goal of maximizing total investment return primarily by seeking growth of capital, but also income. The Moderately Aggressive Fund's allocation is weighted toward stock investments, while including some bonds and short-term investments to reduce volatility. The Moderately Aggressive Fund is generally appropriate for aggressive investors who want to maximize returns over the long-term but who have a tolerance for possible short-term losses or who are looking for some additional diversification. Shorter term allocations may vary from the target allocation; however, the investment strategy should approximate the target allocation mix over longer investment periods.

             Asset Classes                 Target Allocation Mix
----------------------------------------------------------------
U.S. Stocks                                          55%
    Large Cap Stocks                35%
    Mid Cap Stocks                  15%
    Small Cap Stocks                 5%
 ................................................................
International Stocks                                 25%
 ................................................................
Bonds                                                15%
 ................................................................
Short-Term Investments                                5%
 ................................................................
TOTAL ALLOCATION                                    100%

For more information about the Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

NATIONWIDE INVESTOR DESTINATIONS MODERATE FUND (THE MODERATE FUND)

The Moderate Fund will pursue its goal of maximizing total investment return by seeking growth of capital and income. The Moderate Fund's allocation is weighted toward stock investments while including a substantial portion in bonds and short-term investments to add income and reduce volatility. The Moderate Fund is generally appropriate for investors who have a lower tolerance for risk than more aggressive investors and are seeking both growth and income, who have a longer time horizon, or who are willing to accept moderate short-term price fluctuations in exchange for potential longer-term returns. Shorter term allocation may vary from the target allocation; however, the investment strategy should approximate the target allocation over longer investment periods.

             Asset Classes                 Target Allocation Mix
----------------------------------------------------------------
U.S. Stocks                                          45%
    Large Cap Stocks                30%
    Mid Cap Stocks                  10%
    Small Cap Stocks                 5%
 ................................................................
International Stocks                                 15%
 ................................................................
Bonds                                                25%
 ................................................................
Short-Term Investments                               15%
 ................................................................
TOTAL ALLOCATION                                    100%

For more information about the Fund's investment strategy, please read "More About the Funds" and "Principal Investment Strategies."

NATIONWIDE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND (THE MODERATELY CONSERVATIVE FUND)

The Moderately Conservative Fund will pursue its goal of maximizing total investment return by seeking income and, secondarily, long term growth of capital. The Moderately Conservative Fund's allocation is weighted toward bond investments and short-term investments while including substantial stock investments for long term growth. The Moderately Conservative Fund is generally appropriate for investors who have a lower tolerance for risk and whose primary goal is income, who have a shorter time horizon or who are willing to accept some market volatility in exchange for greater potential income and growth. Shorter term allocations may vary from the target allocation; however, the investment strategy should approximate the target allocation mix over longer investment periods.

             Asset Class                 Target Allocation Mix
--------------------------------------------------------------
U.S. Stocks                                        30%
    Large Cap Stocks              20%
    Mid Cap Stocks                10%
 ..............................................................
International Stocks                               10%
 ..............................................................
Bonds                                              35%
 ..............................................................
Short-Term Investments                             25%
 ..............................................................
TOTAL ALLOCATION                                  100%

For more information about the Fund's investment strategy, please read "More About the Funds" and "Principal Investment Strategies."

NATIONWIDE INVESTOR DESTINATIONS CONSERVATIVE FUND (THE CONSERVATIVE FUND)

The Conservative Fund will pursue its goal of maximizing total investment return by seeking income and, secondarily, long term growth of capital. The Conservative Fund's allocation focuses on bonds and short-term investments while including some stock investments for long-term growth. The Conservative Fund is generally appropriate for investors who have a low tolerance for risk and whose primary goal is income, who have a short time horizon, or who are not willing to accept much risk, but still seek a small amount of growth. Shorter term allocations may vary from the target allocation; however, the investment strategy should approximate the target allocation over longer investment periods.

            Asset Classes                Target Allocation Mix
--------------------------------------------------------------
U.S. Stocks                                        15%
    Large Cap Stocks              10%
    Mid Cap Stocks                 5%
 ..............................................................
International Stocks                                5%
 ..............................................................
Bonds                                              35%
 ..............................................................
Short-Term Investments                             45%
 ..............................................................
TOTAL ALLOCATION                                  100%

For more information about the Fund's investment strategy, please read "More About the Funds" and "Principal Investment Strategies."

PRINCIPAL RISKS

Because the value of your investment in a Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the portfolio manager's ability to assess economic conditions and investment opportunities.

FUND RISK

PERFORMANCE RISK. The assets of each Fund are invested in Underlying Funds and short-term investments, which means that the investment performance of each Fund is directly related to the investment performance of these underlying investments held by the Fund. The ability of a Fund to meet its investment objective depends upon the allocation of the Fund's assets among the underlying investments and the ability of an underlying investment to meet its own investment objective. It is possible that an underlying investment will fail to execute its investment strategies effectively. As a result, an underlying investment may not meet its investment objective, which would affect a Fund's investment performance. There can be no assurance that the investment

         Fund Summaries

objective of any Fund or any underlying investment will be achieved.

ASSET ALLOCATION RISK. Because the Underlying Funds and short-term investments represent different asset classes, each Fund is subject to different levels and combinations of risk, depending on the particular Fund's asset allocation. As described below, each Fund is subject in varying degrees to stock market risk, bond market risk (primarily interest rate risk and credit risk), selection risk, non-diversified fund risk, the risk of inflation and foreign risk.

RISKS OF THE UNDERLYING INVESTMENTS

The following are risks applicable to the underlying investments and the corresponding asset classes. The greater a Fund's investment in a particular asset class, the greater the impact to the Fund of the risks related to the class. For example, the Aggressive Fund, the Moderately Aggressive Fund and the Moderate Fund will be more impacted by stock market risk because more of their assets will be invested in U.S. and International Stocks while the Moderately Conservative Fund and the Conservative Fund will be more impacted by credit risk and interest rate risk because more of their assets will be invested in debt securities.

GENERAL RISKS

SELECTION RISK (ALL ASSET CLASSES). Selection risk is the risk that an index fund's investments, which may not fully replicate the index, may perform differently from securities in the index.

NON-DIVERSIFIED FUND RISK (ALL ASSET CLASSES EXCEPT SHORT-TERM
INVESTMENTS). Generally, index funds are non-diversified funds which means that each may invest more of its assets in fewer companies than if it were a diversified fund. By concentrating more assets in a smaller number of investments, an Underlying Fund's risk is increased because some investments have a greater effect on the Underlying Fund's performance. This helps the Underlying Fund's performance when its investments are successful, but also hurts the Underlying Fund's performance when its investments are unsuccessful.

RISKS OF U.S. STOCKS AND INTERNATIONAL STOCKS

STOCK MARKET RISK (U.S. STOCKS AND INTERNATIONAL STOCKS). Stock market risk is the risk that a Fund could lose value if the individual stocks in which the Underlying Funds have invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MID/SMALL CAP RISK (MID CAP STOCKS AND SMALL CAP STOCKS). To the extent an Underlying Fund invests in securities of small capitalization companies, such Underlying Funds investments in smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of medium-size and small companies are usually less stable in price and less liquid than the stocks of larger companies.

FOREIGN RISK (INTERNATIONAL STOCKS). To the extent an Underlying Fund invests in foreign securities, investments in foreign securities involve risks in addition to those of U.S. investments. These risks involve political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement.

RISKS OF BONDS

INTEREST RATE RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by an Underlying Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if the issuer's financial condition changes, which may lead to a greater price fluctuation in the securities the Underlying Fund owns.

Securities in which an Underlying Fund or short-term investment will invest, will generally be rated within the top four rating categories by a rating agency. Ratings of securities purchased by an Underlying Fund or short-term investment are determined at the time of investment to be within the top four rating categories. Any subsequent rating downgrade of a debt obligation will be monitored generally by the Underlying Fund or short-term investment to consider what action, if any, it should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.

 Obligations rated in the fourth highest rating category by any rating agency are considered medium-grade securities. Medium-grade securities, although considered investment-grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

INFLATION RISK AND LIQUIDITY RISK. There is also inflation risk, which affects the value of fixed-rate investments such as debt securities. If an Underlying Fund buys debt securities when inflation and interest rates are low, the value of these debt securities could fall as inflation rises. This could happen as investors find debt securities with lower interest rates less attractive than debt securities that pay higher interest rates. Underlying Funds and the short-term investments may be also subject to liquidity risk, which is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

RISKS OF SHORT-TERM INVESTMENTS.

The risks that apply to bonds, as described above, also apply to short-term investments, but to a lesser degree. This is because the short-term investments are investing in shorter-term and often higher quality investments.

PERFORMANCE

No performance information is provided because the Funds did not commence operations until March 31, 2000.

         Fund Summaries

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

Currently only Service Class shares are available.

FEE TABLE -- SERVICE CLASS SHARES(1)

Shareholder Fees (fees                Moderately               Moderately
paid directly from your  Aggressive   Aggressive   Moderate   Conservative   Conservative
      investment)           Fund         Fund        Fund         Fund           Fund
-----------------------------------------------------------------------------------------
Maximum Sales Charge         None         None        None         None           None
(Load) Imposed on
Purchases (as a
percentage of offering
price)
 .........................................................................................
Maximum Deferred Sales       None         None        None         None           None
Charge (Load) (as a
percentage of offering
or sale price,
whichever is less

Annual Fund Operating
Expense (expenses that               Moderately               Moderately
are deducted from Fund  Aggressive   Aggressive   Moderate   Conservative   Conservative
       assets)             Fund         Fund        Fund         Fund           Fund
----------------------------------------------------------------------------------------
Management Fees            0.13%        0.13%        0.13%       0.13%           0.13%
 ........................................................................................
Distribution and/or        0.25%        0.25%        0.25%       0.25%           0.25%
Service (12b-1) Fees
 ........................................................................................
Other Expenses            56.26%       66.38%      114.45%      32.46%         154.36%
----------------------------------------------------------------------------------------
TOTAL ANNUAL FUND         56.64%       66.76%      114.83%      32.84%         154.74%
OPERATING EXPENSES
 ........................................................................................
AMOUNT OF FEE             56.03%       66.15%      114.22%      32.23%         154.13%
WAIVERS/EXPENSE
REIMBURSEMENTS
----------------------------------------------------------------------------------------
NET EXPENSES AFTER         0.61%        0.61%        0.61%       0.61%           0.61%
WAIVERS(2)

---------------
(1) The Annual Fund Operating Expenses shown for the Funds do not include the expenses of the Underlying Funds which range from 0.00% to 1.04% before fee waivers and expense limitations (0.00% to 0.60% after fee waivers and expense limitations). Each Fund will bear a proportionate share of the applicable expenses of the Underlying Funds as determined by its asset allocation mix.

(2) VMF, the Funds' investment adviser, and the Funds have entered into a written contract limiting operating expenses to those listed in "Net Expenses After Waivers" through February 28, 2002. The Funds are authorized to reimburse VMF for management fees previously waived and/or for the cost of Other Expenses paid by VMF provided that any such reimbursement will not cause the Funds to exceed the expense limitations noted above. Each Fund's ability to reimburse VMF in this manner only applies to fees paid or reimbursement made by VMF at some time within the first five years from the time the Fund commenced operations.

FEE TABLE -- CLASS A SHARES(1)

Shareholder Fees (2) (fees               Moderately               Moderately
 paid directly from your    Aggressive   Aggressive   Moderate   Conservative   Conservative
       investment)             Fund         Fund        Fund         Fund           Fund
--------------------------------------------------------------------------------------------
Maximum Sales Charge           5.75%        5.75%       5.75%        5.75%          5.75%
(Load) Imposed on
Purchases (as a percentage
of offering price)(3)
 ............................................................................................
Maximum Deferred Sales          None         None        None         None           None
Charge (Load) (as a
percentage of offering or
sale price, whichever is
less)(4)

 Annual Fund Operating
Expenses (expenses that               Moderately               Moderately
are deducted from Fund   Aggressive   Aggressive   Moderate   Conservative   Conservative
        assets)             Fund         Fund        Fund         Fund           Fund
-----------------------------------------------------------------------------------------
Management Fees              0.13%        0.13%       0.13%        0.13%          0.13%
 .........................................................................................
Distribution and/or          0.25%        0.25%       0.25%        0.25%          0.25%
Service (12b-1) Fees
 .........................................................................................
Other Expenses             393.92%      395.72%     392.53%      438.11%        441.59%
-----------------------------------------------------------------------------------------
TOTAL ANNUAL FUND          394.30%      396.10%     392.91%      438.49%        441.97%
OPERATING EXPENSES
 .........................................................................................
AMOUNT OF FEE              393.59%      395.39%     392.20%      437.78%        441.26%
WAIVERS/EXPENSE
REIMBURSEMENTS
-----------------------------------------------------------------------------------------
NET EXPENSES AFTER           0.71%        0.71%       0.71%        0.71%          0.71%
WAIVERS(5)

---------------
(1) The Annual Fund Operating Expenses shown for the Funds do not include the expenses of the Underlying Funds which range from 0.00% to 1.04% before fee waivers and expense limitations (0.00% to 0.60% after fee waivers and expense limitations). Each Fund will bear a proportionate share of the applicable expenses of the Underlying Funds as determined by its asset allocation mix.

(2) If you buy and sell shares through a broker or other financial intermediary they may also charge you a separate transaction fee.

(3) As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares -- Buying Shares -- Class A and Class C Sales Charges."

(4) A contingent deferred sales charge (CDSC) of up to 1% may be imposed on certain redemptions of Class A shares purchased without sales charges.

(5) VMF, the Funds' investment adviser, and the Funds have entered into a written contract limiting operating expenses to those listed in "Net Expenses After Waivers" through February 28, 2002. The Funds are authorized to reimburse VMF for management fees previously waived and/or for the cost of Other Expenses paid by VMF provided that any such reimbursement will not cause the Funds to exceed the expense limitations noted above. Each Fund's ability to reimburse VMF in this manner only applies to fees paid or reimbursement made by VMF at some time within the first five years from the time the Fund commenced operations.

FEE TABLE -- CLASS B SHARES(1)

Shareholder Fees (fees                Moderately               Moderately
paid directly from your  Aggressive   Aggressive   Moderate   Conservative   Conservative
      investment)           Fund         Fund        Fund         Fund           Fund
-----------------------------------------------------------------------------------------
Maximum Sales Charge         None         None        None         None           None
(Load) Imposed on
Purchases (as a
percentage of offering
price)
 .........................................................................................
Maximum Deferred Sales   5.00%(2)     5.00%(2)     5.00%(2)    5.00%(2)       5.00%(2)
Charge (Load) (as a
percentage of offering
or sale price,
whichever is less)

 Annual Fund Operating
Expenses (expenses that               Moderately               Moderately
are deducted from Fund   Aggressive   Aggressive   Moderate   Conservative   Conservative
        assets)             Fund         Fund        Fund         Fund           Fund
-----------------------------------------------------------------------------------------
Management Fees             0.13%        0.13%       0.13%        0.13%          0.13%
 .........................................................................................
Distribution and/or         1.00%        1.00%       1.00%        1.00%          1.00%
Service (12b-1) Fees
 .........................................................................................
Other Expenses            392.27%      396.35%     392.38%      438.48%        442.00%
-----------------------------------------------------------------------------------------
TOTAL ANNUAL FUND         393.40%      397.48%     393.51%      439.61%        443.13%
OPERATING EXPENSES
 .........................................................................................
AMOUNT OF FEE WAIVED      392.09%      396.17%     392.20%      438.30%        441.82%
EXPENSE REIMBURSEMENTS
-----------------------------------------------------------------------------------------
NET EXPENSES AFTER          1.31%        1.31%       1.31%        1.31%          1.31%
WAIVERS(3)

---------------
(1) The Annual Fund Operating Expenses shown for the Funds do not include the expenses of the Underlying Funds which range from 0.00% to 1.04% before fee waivers and expense limitations (0.00% to 0.60% after fee waivers and expense limitations). Each Fund will bear a proportionate share of the applicable expenses of the Underlying Funds as determined by its asset allocation mix.

(2) A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Shares -- Selling Shares -- Contingent deferred sales charge
    (CDSC) on Class A, Class B and Class C shares."

(3) VMF, the Funds' investment adviser, and the Funds have entered into a written contract limiting operating expenses to those listed in "Net Expenses After Waivers" through February 28, 2002. The Funds are authorized to reimburse VMF for management fees previously waived and/or for the cost of Other Expenses paid by VMF provided that any such reimbursement will not cause the Funds to exceed the expense limitations noted above. Each Fund's ability to reimburse VMF in this manner only applies to fees paid or reimbursement made by VMF at some time within the first five years from the time the Fund commenced operations.

FEE TABLE -- CLASS C SHARES(1)

Shareholder Fees (fees                Moderately               Moderately
paid directly from your  Aggressive   Aggressive   Moderate   Conservative   Conservative
      investment)           Fund         Fund        Fund         Fund           Fund
-----------------------------------------------------------------------------------------
Maximum Sales Charge        1.00%        1.00%       1.00%        1.00%          1.00%
(Load) Imposed on
Purchases (as a
percentage of offering
price)
 .........................................................................................
Maximum Deferred Sales   1.00%(2)     1.00%(2)     1.00%(2)    1.00%(2)       1.00%(2)
Charge (Load) (as a
percentage of offering
or sale price,
whichever is less)

 Annual Fund Operating
Expenses (expenses that               Moderately               Moderately
are deducted from Fund   Aggressive   Aggressive   Moderate   Conservative   Conservative
        assets)             Fund         Fund        Fund         Fund           Fund
-----------------------------------------------------------------------------------------
Management Fees             0.13%        0.13%       0.13%        0.13%          0.13%
 .........................................................................................
Distribution and/or         1.00%        1.00%       1.00%        1.00%          1.00%
Service (12b-1) Fees
 .........................................................................................
Other Expenses            392.27%      396.35%     392.38%      438.48%        442.00%
-----------------------------------------------------------------------------------------
TOTAL ANNUAL FUND         393.40%      397.48%     393.51%      439.61%        443.13%
OPERATING EXPENSES
 .........................................................................................
AMOUNT OF FEE WAIVED      392.09%      396.17%     392.20%      438.30%        441.82%
EXPENSE REIMBURSEMENTS
-----------------------------------------------------------------------------------------
NET EXPENSES AFTER          1.31%        1.31%       1.31%        1.31%          1.31%
WAIVERS(3)

---------------
(1) The Annual Fund Operating Expenses shown for the Funds do not include the expenses of the Underlying Funds which range from 0.00% to 1.04% before fee waivers and expense limitations (0.00% to 0.60% after fee waivers and expense limitations). Each Fund will bear a proportionate share of the applicable expenses of the Underlying Funds as determined by its asset allocation mix.

(2) A CDSC of 1% is charged when you sell Class C shares within the first year after purchase.

(3) VMF, the Funds' investment adviser, and the Funds have entered into a written contract limiting operating expenses to those listed in "Net Expenses After Waivers" through February 28, 2002. The Funds are authorized to reimburse VMF for management fees previously waived and/or for the cost of Other Expenses paid by VMF provided that any such reimbursement will not cause the Funds to exceed the expense limitations noted above. Each Fund's ability to reimburse VMF in this manner only applies to fees paid or reimbursement made by VMF at some time within the first five years from the time the Fund commenced operations.

         Fund Summaries

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of a Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and expense waivers in place.(1) Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                          1 Year   3 Years   5 Years   10 Years
---------------------------------------------------------------
Aggressive Fund
  Class A Shares           $643    $1,438    $2,248     $4,345
  Class B Shares           $633    $1,271    $2,026     $4,039
  Class C Shares           $332    $1,062    $1,908     $4,098
  Service Class Shares     $ 62    $  906    $1,766     $3,994
Moderately Aggressive
Fund
  Class A Shares           $643    $1,438    $2,248     $4,345
  Class B Shares           $633    $1,271    $2,026     $4,039
  Class C Shares           $332    $1,062    $1,908     $4,098
  Service Class Shares     $ 62    $  906    $1,766     $3,994
Moderate Fund
  Class A Shares           $643    $1,438    $2,248     $4,345
  Class B Shares           $633    $1,271    $2,026     $4,039
  Class C Shares           $332    $1,062    $1,908     $4,098
  Service Class Shares     $ 62    $  906    $1,766     $3,994
Moderately Conservative
Fund
  Class A Shares           $643    $1,438    $2,248     $4,345
  Class B Shares           $633    $1,271    $2,026     $4,039
  Class C Shares           $332    $1,062    $1,908     $4,098
  Service Class Shares     $ 62    $  906    $1,766     $3,994
Conservative Fund
  Class A Shares           $643    $1,438    $2,248     $4,345
  Class B Shares           $633    $1,271    $2,026     $4,039
  Class C Shares           $332    $1,062    $1,908     $4,098
  Service Class Shares     $ 62    $  906    $1,766     $3,994

You would pay the following expenses on the same investment if you did not sell your shares:(2)

                          1 Year   3 Years   5 Years   10 Years
---------------------------------------------------------------
Aggressive Fund
  Class B Shares           $133    $  971    $1,826     $4,039
  Class C Shares           $232    $1,062    $1,908     $4,098
Moderately Aggressive
Fund
  Class B Shares           $133    $  971    $1,826     $4,039
  Class C Shares           $232    $1,062    $1,908     $4,098
Moderate Fund
  Class B Shares           $133    $  971    $1,826     $4,039
  Class C Shares           $232    $1,062    $1,908     $4,098
Moderately Conservative
Fund
  Class B Shares           $133    $  971    $1,826     $4,039
  Class C Shares           $232    $1,062    $1,908     $4,098
Conservative Fund
  Class B Shares           $133    $  971    $1,826     $4,039
  Class C Shares           $232    $1,062    $1,908     $4,098

---------------
(1)In addition to the Expense limitations in place through February 28, 2002 and listed in "Net Expenses After Waiver" in the table above, VMF has entered in to a written contract limiting expenses to not more than 4% for a nine-year period beginning March 1, 2002. This limit is reflected in the 3 year, 5 year and 10 year examples above. Additional expense limitations may be put in place in the future.

(2) Expenses paid on the same investment in Class A and Service Class shares do not change whether or not you sell your shares.

         MORE ABOUT THE FUNDS

PURPOSE OF THE INVESTOR DESTINATIONS SERIES

The Funds are designed:

  - To help achieve an investor's retirement savings objectives through asset allocation.
  - To maximize long-term total returns at an acceptable level of risk.
  - To allow for easy asset allocation.

In selecting a Fund, investors should consider their personal objectives, investment time horizons, risk tolerances, and financial circumstances. Through exchanges among the Funds, investors can adjust their investment strategies when one or more of these factors change. Most investors usually move into more conservatively managed Funds as they near retirement or other investment goals.

PRINCIPAL INVESTMENT STRATEGIES

The Investor Destinations Series are designed to provide diversification across major asset classes over time as described in the Fund Summaries.

Set forth below is each Fund's target allocation for its underlying investments. Actual allocation may vary over short periods; however, the strategy should generally approximate the target allocation.

                                   Moderately             Moderately
     Underlying        Aggressive  Aggressive  Moderate  Conservative  Conservative
     Investments          Fund        Fund       Fund        Fund          Fund
-----------------------------------------------------------------------------------
U.S. STOCKS:
 ...................................................................................
Nationwide S&P 500
  Index Fund                  40%         35%       30%           20%           10%
 ...................................................................................
Mid Cap Index Funds           15%         15%       10%           10%            5%
 ...................................................................................
Small Cap Index Funds         10%          5%        5%            0%            0%
 ...................................................................................
INTERNATIONAL STOCKS:
 ...................................................................................
International Index
  Funds                       30%         25%       15%           10%            5%
 ...................................................................................
BONDS:
 ...................................................................................
Bond Index Funds               5%         15%       25%           35%           35%
 ...................................................................................
SHORT-TERM
INVESTMENTS:
 ...................................................................................
Morley Enhanced
  Income Fund                  0%        2.5%      7.5%         12.5%         22.5%
 ...................................................................................
Nationwide Money
  Market Fund                  0%          0%        0%            0%            0%
 ...................................................................................
Nationwide Contract:           0%        2.5%      7.5%         12.5%         22.5%
 ...................................................................................
TOTAL ALLOCATION             100%        100%      100%          100%          100%

         More About the Funds

STRUCTURE OF THE FUNDS. As discussed above, each of the Investor Destinations Series invests in Underlying Funds and short-term investments. The following is a chart showing the asset classes in which the Funds invest and the corresponding underlying investments:

[investment chart]

MORE ABOUT CERTAIN NATIONWIDE FUNDS -- FEEDER FUNDS. Each of the Nationwide Mid Cap Market Index, Nationwide Small Cap Index Fund, Nationwide International Index Fund and Nationwide Bond Index Fund is considered a "feeder fund" because instead of purchasing securities directly, each invests in a "master fund," which has an identical objective. Each feeder fund currently invests in a master series of the Quantitative Master Series Trust (a QMST Master Series). Each QMST Master Series is advised by Fund Asset Management, L.P., a party unrelated to Nationwide Mutual Funds and VMF. Under Securities and Exchange Commission rules, the Funds are limited in the amounts that they may invest indirectly in each QMST Master Series. Although the Funds will first invest in the Nationwide Funds, each Fund will invest in other index funds when maximum limitations in these feeder funds have been reached. This will allow them to maintain the target allocation of each Fund.

ASSET CLASSES AND UNDERLYING INVESTMENTS OF THE FUNDS

The asset classes present varying degrees of potential investment risks and rewards based upon their own investment objectives and strategies. A Fund will be impacted by these risks depending on the extent to which it invests in an
asset class. Please refer to "Risks of the Underlying Investments" on page   ,
for a discussion of some of these risks. Additional information about the investment strategies and the risks of the Funds is included above and in the Statement of Additional Information (SAI).

An investor generally could invest in an Underlying Fund directly. Because an investor is investing indirectly through the Investor Destinations Series, he or she will pay a proportionate share of the applicable expenses of the Underlying Funds (including applicable management, administration, distribution, and custodian fees) as well as the expenses of the Fund. The Underlying Funds, Nationwide Money Market Fund and Nationwide Morley Enhanced Income Fund will not charge any sales load when selling shares to the Funds. There is also no sales charge on the Nationwide Contract.

The following is a description of the underlying investments for each asset class. Each Fund may invest in these underlying investments as provided in its target allocation mix as permitted by regulatory limitations.

U.S. STOCKS -- LARGE CAP STOCKS

NATIONWIDE S&P 500 INDEX FUND. The Nationwide S&P 500 Index Fund's investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks, as represented by the

Standard & Poor's 500(1) Composite Stock Price Index. The S&P 500 is a marketed-weighted index composed of 500 selected common stocks chosen by Standard & Poor's (S&P) based on a number of factors including industry group representation, market value, economic sector and operating/financial condition.

The S&P 500 Index Fund employs a "passive" management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the S&P 500. The S&P 500 Index Fund will be substantially invested in securities in the S&P 500, and will invest at least 80% of its assets in securities or other financial instruments in, or correlated with, the S&P 500.

The S&P 500 Fund invests in a statistically selected sample of stocks included in the S&P 500 and in derivative instruments linked to the S&P 500. The Fund does not necessarily invest in all of the common stocks in the S&P 500, or in the same weightings as in the S&P 500. Because the Fund seeks to invest in assets whose performance matches the performance of the S&P 500, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The Fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the S&P 500 as a whole. The Fund may also engage in securities lending.

U.S. STOCKS -- MID CAP STOCKS

The Funds may invest in the Nationwide Mid Cap Market Index Fund. The Nationwide Mid Cap Market Index Fund seeks to match the performance of the Standard & Poor's Mid Cap 400 Index (S&P 400) as closely as possible before the deduction of Fund expenses. The S&P 400 is composed of 400 common stocks issued by U.S. mid-capitalization companies in a wide range of businesses. The S&P 400 is a market-weighted index and is generally considered broadly representative of the performance of publicly traded U.S. mid-capitalization stocks.

The Mid Cap Market Index Fund invests in the common stocks in the S&P 400 in roughly the same proportions as their weightings in the S&P 400 and in derivative instruments linked to the S&P 400. The Mid Cap Market Index Fund does not necessarily invest in all of the common stocks in the S&P 400, or in the same weightings as in the S&P 400. At those times, the Mid Cap Market Index Fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the S&P 400 as a whole. Because the Mid Cap Market Index Fund seeks to invest in assets whose performance matches the performance of the Russell 2000, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The Fund may also engage in securities lending.

As a feeder fund, Nationwide Mid Cap Market Index Fund invests in a QMST Master Series with the characteristics described above.

The Funds may also invest in other mid cap index funds which seek to match the performance of the S&P 400.

U.S. STOCKS -- SMALL CAP STOCKS

The Funds may invest in the Nationwide Small Cap Index Fund. The Nationwide Small Cap Index Fund seeks to match the performance of the Russell 2000 Index (Russell 2000) as closely as possible before the deduction of Fund expenses. The Russell 2000 is a market-weighted index composed of approximately 2,000 common stocks issued by smaller-capitalization U.S. companies in a wide range of businesses. The Small Cap Index Fund invests in a statistically selected sample of stocks included in the Russell 2000 and in derivative instruments linked to the Russell 2000. The Small Cap Index Fund does not necessarily invest in all of the common stocks in the Russell 2000, or in the same weightings as in the Russell 2000. The Small Cap Index Fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the Russell 2000 as a whole. Because the Small Cap Index Fund seeks to invest in assets whose performance matches the performance of the Russell 2000, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The Small Cap Index Fund may also engage in securities lending.

As a feeder fund, Nationwide Small Cap Index Fund invests in a QMST Master Series with the characteristics described above.

The Funds may also invest in other small cap index funds which seek to match the performance of the Russell 2000.

---------------

(1) "Standard & Poor's", "S&P", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. For further information regarding the trademark licenses, see the Statement of Additional Information (SAI).

         More About the Funds

INTERNATIONAL STOCKS

The Funds may invest in the Nationwide International Index Fund. The Nationwide International Index Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index (EAFE Index) as closely as possible before the deduction of Fund expenses. The EAFE Index is composed of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the EAFE index are selected from among the larger capitalization companies in these markets. The weighting of the EAFE index is based on the market capitalization of each of the countries in the index.

The International Index Fund invests in a statistically selected sample of equity securities included in the EAFE Index and in derivative instruments linked to the EAFE Index. The International Index Fund may not invest in all of the countries, or all of the companies within a country, represented in the EAFE Index, or in the same weightings as in the EAFE Index. The International Index Fund will choose investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the EAFE Index as a whole. Because the International Fund seeks to invest in assets whose performance matches the performance of the EAFE Index, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The International Index Fund may also engage in securities lending.

As a feeder fund, Nationwide International Index Fund invests in a QMST Master Series with the characteristics described above.

The Funds may also invest in other international index funds which seek to match the performance of the EAFE Index.

BONDS

The Funds may invest in the Nationwide Bond Index Fund. The Nationwide Bond Index Fund seeks to match the performance of the Lehman Brothers Aggregate Bond Index (Aggregate Bond Index) as closely as possible before the deduction of Bond Index Fund expenses. The Aggregate Bond Index is composed primarily of dollar-denominated investment grade bonds of different types.

The Bond Index Fund invests in a statistically selected sample of bonds that are included in or correlated with the Aggregate Bond Index, and in derivative instruments linked to the Aggregate Bond Index. The Bond Index Fund may not invest in all of the bonds in the Aggregate Bond Index, or in the same weightings as in the Aggregate Bond Index. The Bond Index Fund may invest in bonds not included in the index, but which are selected to reflect characteristics such as maturity, duration, or credit quality similar to bonds in the index. This may result in different levels of interest rate, credit or prepayment risks from the levels of risks in the Aggregate Bond Index. The Aggregate Bond Index is composed of a variety of dollar-denominated investment grade bonds, including bonds issued by the U.S. Government and foreign governments and their agencies, and bonds issued by the U.S. or foreign companies, among others. Because the Bond Index Fund seeks to invest in assets whose performance matches the performance of the Aggregate Bond Index, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The Bond Index Fund may also engage in securities lending.

As a feeder fund, Nationwide Bond Index Fund invests in a QMST Master Series with the characteristics described above.

The Funds may also invest in other bond index funds which seek to match the performance of the Aggregate Bond Index.

SHORT-TERM INVESTMENTS

EACH FUND MAY INVEST IN THE FOLLOWING SHORT-TERM INVESTMENTS:

NATIONWIDE MORLEY ENHANCED INCOME FUND. The Nationwide Morley Enhanced Income Fund seeks to provide a high level of current income while preserving capital and minimizing market fluctuations in an investor's account value. To achieve its goals, under normal market conditions, the Enhanced Income Fund invests primarily in high-grade debt securities issued by the U.S. government and its agencies, as well as by corporations. The Enhanced Income Fund also purchases mortgage-backed and asset-backed securities. The debt securities in which the Enhanced Income Fund invests pay interest on either a fixed-rate or variable-rate basis. The Enhanced Income Fund will be managed so that its duration will not exceed two years. The Enhanced Income Fund may also enter into futures or options contracts solely for the purpose of adjusting the duration of the Fund to minimize fluctuation of the Fund's market value.

Depending on market conditions, the Enhanced Income Fund may also enter into book value maintenance agreements (wrap contracts) with one or more highly rated financial institutions for the purpose of maintaining some of the Enhanced Income Fund's assets at a stable book value.

When selecting securities for the Fund, the Enhanced Income Fund's portfolio managers will consider expected changes in interest rates and in the price relationships among various types of securities. They will attempt to identify and purchase securities offering the best combination of yield, maturity and relative price performance. The Enhanced Income Fund's portfolio managers may elect to sell securities in order to buy others which they believe will better serve the objectives of the Fund.

The Enhanced Income Fund's portfolio managers expect that careful selection of securities, relatively short portfolio duration, and the potential availability and use of wrap contracts will enable the Enhanced Income Fund to meet its investment objective of limited fluctuation of the Enhanced Income Fund's net asset value, although there can be no guarantee that the Fund will meet its objectives.

NATIONWIDE MONEY MARKET FUND. Nationwide Money Market Fund seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. It seeks to achieve this objective by investing in high-quality money market obligations maturing in 397 days or less, including corporate obligations, U.S. government and agency bonds, bills and notes, the obligations of foreign governments, and the obligations of U.S. banks and U.S. branches of foreign banks if they are denominated in U.S. dollars. The Nationwide Money Market Fund may also invest in floating-and adjustable-rate obligations and asset-backed commercial paper. Typically, the Nationwide Money Market Fund's dollar-weighted average maturity will be 90 days or less.

The Nationwide Money Market Fund invests in securities which its portfolio manager believes to have the best return potential. Because the Nationwide Money Market Fund invests in short-term securities, it will generally sell securities only to meet liquidity needs to maintain target allocations and to take advantage of more favorable opportunities.

THE NATIONWIDE CONTRACT. Each of the Funds (except the Aggressive Fund) will invest in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide). This contract has a stable principal value and will pay each Fund holding a contract a fixed rate of interest. The fixed interest rate must be at least 3.50%, but may be higher. Nationwide will calculate the interest rate in the same way that it calculates guaranteed interest rates for similar contracts. Because of the guaranteed nature of the contract, the Funds holding a contract will not directly participate in the actual experience of the assets underlying the contract. Although under certain market conditions a Fund's performance may be hurt by its investment in the Nationwide Contract, the portfolio management team believes that the stable nature of the Nationwide Contract should reduce a Fund's volatility and overall risk, especially when the bond and stock markets decline simultaneously.

OTHER INVESTMENT TECHNIQUES

The SAI contains additional information about the Funds, the Underlying Funds, and the short-term investments including other investment techniques. To obtain a copy of the SAI, see the back cover page of the Prospectus.

TEMPORARY DEFENSIVE POSITIONS

In response to economic, political or unusual market conditions, certain Underlying Funds may invest up to 100% of its assets in cash or money market obligations. Should this occur, an Underlying Fund may not meet its investment objectives and may miss potential market upswings.

         MANAGEMENT

INVESTMENT ADVISER

Villanova Mutual Fund Capital Trust (VMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the assets and supervises the daily business affairs of the Funds. VMF was organized in 1999 and advises mutual funds. As of December 31, 2000, VMF and its affiliates had approximately $23.3 billion in assets under management.

VMF initially allocates each Fund's assets among the underlying investments as described above. VMF also monitors these allocations and the assumptions upon which they were made. VMF also monitors market conditions and other factors that could influence these allocations.

The annual management fee payable by the Funds to VMF, expressed as a percentage of the Funds' average daily net assets, is as follows:

                    Fund                         Fee
-----------------------------------------------------
The Aggressive Fund                              0.13%
 .....................................................
The Moderately Aggressive Fund                   0.13%
 .....................................................
The Moderate Fund                                0.13%
 .....................................................
The Moderately Conservative Fund                 0.13%
 .....................................................
The Conservative Fund                            0.13%

Each Fund, as a shareholder of the underlying investments, indirectly bears its proportionate share of any investment management fees and other expenses of the underlying investments. VMF believes, and the Board of Trustees has determined, that the management fees paid by the Funds are for services that are in addition to -- not duplicative of -- the services provided to the underlying investments. These services include the asset allocation and monitoring functions provided by VMF.

Each Fund is managed by a team of portfolio managers and research analysts which is supervised by William H. Miller, Sr. Portfolio Manager and Interim Chief Investment Officer of VMF. The team, working closely with Mr. Miller, will determine how each Fund's assets will be invested in the underlying investments pursuant to the investment objective and policies of each Fund. Prior to July 1999 when Mr. Miller joined VMF, he held the following positions: Senior Portfolio Manager, Putnam Investments (1997-1999); Vice President and Assistant Portfolio Manager Delaware Management Company (1994-1997); and Vice President and Investment Manager, Rutherford Capital Management (1985-1994).

         BUYING, SELLING AND EXCHANGING FUND SHARES

CHOOSING A SHARE CLASS

Currently, only Service Class shares, which are available to a limited group of institutional investors (as described below), are being sold. In the future, Class A, Class B and Class C shares may be sold.

The following sales charges will generally apply:

Front-end sales charge when you purchase:
  Class A shares
  Class C shares

Contingent Deferred Sales Charge (CDSC)(1):
  Class B shares if you sell your shares within six years of purchase Class C shares if you sell your shares within one year of purchase

No Sales Charges on Service Class shares

Sales charges are paid to the Funds' distributor (the Distributor), which either retains them or pays them to a selling representative. Nationwide Advisory Services, Inc. is currently the Funds' Distributor. It is anticipated that on or about June 30, 2001, Villanova Distribution Services, Inc. will become the Funds' Distributor.

Class A, Class B, Class C, and Service Class shares pay distribution and/or service fees under a Distribution Plan. These fees are either retained by the Distributor or paid by the Distributor to brokers for distribution and shareholder services.
Class A and Service Class shares may also pay administrative service fees. These fees are paid to brokers and other entities who provide administrative support services to the beneficial owners of the shares.

If you want lower annual fund expenses, Class A shares (and Service Class shares if you are eligible to purchase them) may be right for you, particularly if you qualify for a reduction or waiver of sales charges. If you do not want to pay an front-end sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate. If you wish to pay a lower front-end sales charge than you would for Class A shares and are uncertain as to how long you may hold your shares, Class C shares may be right for you. The Funds reserve the right to reject an order of $50,000 or more for Class B shares and $250,000 or more for Class C shares and an order for Class B shares for Individual Retirement Accounts (IRA accounts) for shareholders 70 1/2 years old and older.

For investors who are eligible to purchase Service Class shares, the purchase of such shares will be preferable to purchasing Class A, Class B or Class C shares. Service Class shares are currently offered to tax deferred retirement plans either directly or through a group annuity contract.

WHEN CHOOSING A SHARE CLASS, CONSIDER THE FOLLOWING:

           Class A shares                           Class B shares                           Class C shares
-----------------------------------------------------------------------------------------------------------------------
Front-end sales charge means that a      No front-end sales charge, so your       Front-end sales charge means that a
portion of your initial investment       full investment immediately goes         portion of your initial investment
goes toward the sales charge, and is     toward buying shares                     goes toward the sales charge and is
not invested                                                                      not invested Front-end sales charge
                                                                                  on Class C is lower than Class A
 .......................................................................................................................
Reductions and waivers of the sales      No reductions of the CDSC available,     Like Class B shares, no reductions of
charge available                         but waivers available                    the CDSC are available, but waivers
                                                                                  are available
 .......................................................................................................................
Lower expenses than Class B and Class    Higher distribution and service fees     Higher distribution and service fees
C shares mean higher dividends per       than Class A shares mean higher fund     than Class A shares mean higher fund
share                                    expenses and lower dividends per         expenses and lower dividends per
                                         share                                    share
 .......................................................................................................................
Conversion features are not              After seven years, Class B shares        Unlike Class B shares, Class C shares
applicable                               convert into Class A shares, which       do not automatically convert into
                                         reduces your future fund expenses        another class
 .......................................................................................................................
No sales charge when shares are sold     CDSC if shares are sold within six       CDSC of 1% is applicable if shares
back to the Fund(1)                      years: 5% in the first year, 4% in       are sold in the first year after
                                         the second, 3% in the third and          purchase
                                         fourth years, 2% in the fifth, and 1%
                                         in the sixth year
 .......................................................................................................................
No maximum investment limit              Investments of $50,000 or more are       Investments of $250,000 or more are
                                         not permitted(2)                         not permitted(3)

---------------

(1) A CDSC of up to 1% may be charged on certain redemptions of Class A shares purchased without a sales charge.

(2) This limit was calculated based on a seven year holding period.

(3)This limit was calculated based on a one year holding period.

         Buying, Selling and Exchanging Fund Shares

BUYING SHARES

PURCHASE PRICE The purchase or "offering" price of each share of a Fund is its "net asset value" (NAV) next determined after the order is received, plus any applicable sales charges. A separate NAV is calculated for each class of shares of a Fund. Generally, the NAV is based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class of shares is determined by dividing the total market value of the securities owned by a Fund allocated to such class, less liabilities allocated to such class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

MINIMUM INVESTMENTS --
CLASS A, CLASS B AND CLASS C SHARES

To open an account (per Fund)                                              $1000
 ................................................................................
Through the Automatic Asset
Accumulation plan
per transaction                                                              $25
 ................................................................................
Additional investments
(Per Fund)                                                                  $100
------------------------------------

If you purchase shares through an account at a broker, different minimum account requirements may apply. These minimum investment requirements do not apply to certain retirement plans or omnibus accounts. Call 1-800-848-0920 for more information.
The Funds do not calculate NAV on the following days:

  - New Year's Day
  - Martin Luther King Jr. Day
  - Presidents' Day
  - Good Friday
  - Memorial Day
  - Independence Day
  - Labor Day
  - Thanksgiving Day
  - Christmas Day
  - other days when the New York Stock Exchange is not open.

Each Fund reserves the right not to determine NAV when:

  - It has not received any orders to purchase, sell, or exchange shares.
  - Changes in the value of that Fund's portfolio do not affect the NAV.
If current prices are not available for a security, or if Villanova SA Capital Trust (VSA) as the Fund's administrator, or its agent, determines that a price does not represent fair value, a Fund's investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's or an Underlying Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

IN-KIND PURCHASES. The Funds reserve the right to accept payment for shares in the form of securities that are permissible investments for the Funds.

CLASS A AND CLASS C SALES CHARGES

CLASS A SHARES

The chart below shows the Class A sales charges, which decrease as the amount of your investment increases.

                                                    Sales charge
                                   Sales charge       as % of
                                     as % of         net amount
Amount of purchase                offering price      invested
----------------------------------------------------------------
Less than $50,000                 5.75%             6.10%
 ................................................................
$50,000 to $99,999                4.50              4.71
 ................................................................
$100,000 to $249,999              3.50              3.63
 ................................................................
$250,000 to $499,999              2.50              2.56
 ................................................................
$500,000 to $999,999              2.00              2.04
 ................................................................
$1 million to $24,999,999         0.50              0.50
 ................................................................
$25 million or more               0.25              0.25

CLASS C SHARES

Sales of Class C shares will be charged a sales charge of 1.00% of the offering price (1.01% of the amount invested).

CLASS A FINDERS' FEES

For certain sales of Class A shares at net asset value to employer sponsored retirement plans (other than those investing in the Funds through a variable insurance product), which are subject to a CDSC as described below, the Funds will pay a finder's fee to the dealer at the time of purchase. For the dealer to be eligible for the finder's fee, the following requirements apply:

  - The purchase of shares must be made by one employer-sponsored retirement plan within a twelve month period from the initial purchase of any Nationwide Mutual Funds (Nationwide Funds) Class A shares.

  - The purchase can be made in any combination of Nationwide Funds.
  - The employer sponsored plan will be subject to a CDSC for shares redeemed in any employer initiated redemption within the first three years of purchase (the applicable CDSC will be charged as described below).

If these conditions are met, a finder's fee will be paid on the purchase at the following rates:

  - 1.00% for sales of the Nationwide Funds of $1 million and more but less than $3 million.

  - 0.50% for sales of the Nationwide Funds of $3 million and more but less than $50 million.

  - 0.25% for sales of the Nationwide Funds of $50 million or more.

REDUCTION AND WAIVER OF CLASS A SALES CHARGES

Shareholders can reduce or eliminate Class A shares' initial sales charge through one or more of the discounts described below:

  - AN INCREASE IN THE AMOUNT OF YOUR INVESTMENT. The table above shows how the sales charge decreases as the amount of your investment increases.

  - FAMILY MEMBER DISCOUNT. Members of your family who live at the same address can combine investments in the Nationwide Funds (except purchases of the Nationwide Money Market Fund), possibly reducing the sales charge.

  - LIFETIME ADDITIONAL DISCOUNT. You can add the value of any of the Nationwide Funds Class A shares you already own (except the Nationwide Money Market Fund) with the value of the shares you are purchasing, which may reduce the applicable sales charge.

  - INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE. If you use the proceeds of an insurance policy issued by any member of the Nationwide Insurance Enterprise to purchase Class A shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.

  - NO SALES CHARGE ON A REPURCHASE. If you sell Fund shares from your account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A shares that you buy within 30 days of selling Class A shares of an equal or lesser amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

  - LETTER OF INTENT DISCOUNT. State in writing that during a 13-month period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A shares (excluding the Nationwide Money Market Fund) and your sales charge will be based on the total amount you intend to invest. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of a Fund; it is merely a statement of intent. Call 1-800-848-0920 for more information.

WAIVER OF CLASS A SALES CHARGES

The Class A sales charges will be waived for the following purchasers:

  - Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive sales charges for those persons.
  - Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the Distributor.
  - Any person who pays for the shares with the proceeds of a sale of non-Nationwide mutual fund shares. To qualify, you must have paid an initial sales charge or CDSC on the shares sold. You must purchase the Class A shares within 60 days of the sale, and you must request the waiver when you purchase the Class A shares (the Funds may require evidence that you qualify for this waiver).
  - Employer-sponsored retirement plans, including pension, profit sharing or deferred compensation plans which are qualified under sections 401(a), 403(b) or 457 of the Internal Revenue Code.
  - Trustees and retired Trustees of Nationwide Mutual Funds (including its predecessor Trusts).
  - Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grandchildren) and immediate relatives of deceased employees of any member of Nationwide Insurance and Nationwide

         Buying, Selling and Exchanging Fund Shares

    Financial companies, or any investment advisory clients of VMF and VSA and their affiliates.
  - Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time (including but not limited to, Farmland Insurance Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farmers' Association, Ruralite Services, Inc., and Southern States Cooperative).

Additional investors eligible for sales charge waivers may be found in the SAI.

CONVERSION OF CLASS B SHARES

After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same. We do the conversion on the first business day of the month following the seventh anniversary of the date of your purchase.

HOW TO PLACE YOUR PURCHASE ORDER

If you wish to purchase Class A, Class B or Class C shares, you may purchase them using one of the methods described below. When you buy shares, be sure to specify the class of shares. If you don't choose a class, your investment will be made in Class A shares. Eligible entities wishing to purchase Service Class shares should contact Customer Service at 1-800-848-0920 for information regarding such purchases.

BY MAIL. Complete and mail the application with a check or money order made payable to: Nationwide Mutual Funds, P.O. Box 1492, Columbus, Ohio 43216-1492. Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Funds will not accept third-party checks.

BY WIRE. You can request that your bank transmit funds (federal funds) by wire to the Fund's custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920 by 4 p.m. Eastern Time, and the wire must be received by the custodian bank by close of business on the day you placed your order or your order will be cancelled. You may be liable for any loss to a Fund resulting from the cancellation. Please note that your bank may charge a fee to wire funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

BY TELEPHONE (NATIONWIDE FUNDS NOW). Call 1-800-637-0012, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use Nationwide Funds NOW to make purchases.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you purchase through such a broker, your order will be placed at the NAV next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with the Distributor.

ON-LINE. Log on to our website www.nationwidefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can download a Fund prospectus or receive information on all of our funds as well as your own personal accounts. You may also perform transactions such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

NATIONWIDE FUNDS NOW                                              1-800-637-0012
Our customized voice-response system, available 24 hours a day, seven days a week

CUSTOMER SERVICE                                                  1-800-848-0920
Representatives are available to answer questions between 8 a.m. and 5 p.m. Eastern Time (Monday through Friday, except Thursday, when representatives are available between 9:30 a.m. and 5:00 p.m. Eastern Time).

For additional information on buying shares and shareholder services, call Customer Service or contact your sales representative.

SELLING SHARES

You can sell or, in other words, redeem, your shares of the Funds at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after the Funds receive your properly completed order to sell in their offices in Columbus, Ohio. Of course, the value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of a Fund's investments at the time of sale.

Properly completed orders contain all necessary paperwork to authorize and complete the transaction. The Funds may require all account holder signatures, updated account registration and bank account information and depending on circumstances, a signature guarantee.

Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased by check may be delayed until the check clears, which may take up to 10 business days from the date of your purchase.

Under extraordinary circumstances a Fund may elect to honor your redemption request by transferring some of the securities held by the Fund directly to you. For more information about a Fund's ability to make such a redemption in kind, see the SAI.

RESTRICTIONS ON SALES

You may not be able to sell your shares of a Fund or a Fund may delay paying you the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if any emergency exists.

SIGNATURE GUARANTEE -- CLASS A, CLASS B, AND CLASS C SHARES

A signature guarantee is required under the following circumstances:

  - if your account address has changed within the last 10 business days, or
  - if the redemption check is made payable to anyone other than the registered shareholder, or
  - if the proceeds are sent to a bank account not previously designated or changed within the past 10 business days, or
  - if the proceeds are mailed to any address other than the address of record, or
  - if the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

The Distributor reserves the right to require a signature guarantee in other circumstances, without notice.

CONTINGENT DEFERRED SALES CHARGE (CDSC) ON CLASS A, CLASS B AND CLASS C SHARES

You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The sales charge applies if your sale causes the value of Class B shares in your account to fall below the total amount of all purchases of Class B shares you made during the preceding six years. The sales charge is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. The amount of the sales charge will decrease as illustrated in the following chart:

                                                                              7 years
Sale within              1 year  2 years  3 years  4 years  5 years  6 years  or more
--------------------------------------------------------------------------------------
Sales charge               5%    4%       3%       3%       2%       1%       0%

All purchases during the month are grouped together and will be treated as if made on the last day of the preceding month.

Under certain circumstances, employer-sponsored retirement plans investing in Class A shares without a sales charge and for which a finder's fee has been paid (other than those investing in the Funds through variable insurance products) may be charged a CDSC if shares are redeemed within three

         Buying, Selling and Exchanging Fund Shares

years after purchase. The CDSC will be 1% for the first year, 0.50% for the second year and 0.25% for the third year.

With respect to Class C shares, you must pay a CDSC of 1% if you sell your Class C shares within the first year after you purchased them.

We do not impose a CDSC on Class A, Class B or Class C shares purchased through reinvested dividends and distributions. If you sell your Class B or Class C shares and reinvest the proceeds in Class B or Class C shares within 30 days, the Funds will deposit an amount equal to any CDSC you paid into your account. We will waive the CDSC if the Class B or Class C shares are sold following the death or disability of the shareholder, provided the sale occurs within one year of the shareholder's death or a determination of disability, and for mandatory withdrawal from IRA account after age 70 1/2 years. For more information, see the SAI.

HOW TO PLACE YOUR SALE ORDER

You can request the sale of your Class A, Class B or Class C shares in any of the ways described below. A signature guarantee may be required under certain circumstances. Please refer back to the section entitled "Signature
Guarantee -- Class A, Class B and Class C Shares" above. Eligible entities wishing to sell Service Class shares should contact the Distributor at 1-800-848-0920 for information regarding such sales.

BY TELEPHONE (NATIONWIDE FUNDS NOW). Calling 1-800-637-0012 connects you to our automated voice-response system, available 24 hours a day, seven days a week, for easy access to mutual fund information. You can sell shares and have the check mailed to your address of record, unless you declined this option on your application. Only the following types of accounts can use Nationwide Funds NOW to sell shares: Individual, Joint, Transfer on Death, Trust, and Uniform Gift/Transfer to Minor accounts. You can call 1-800-637-0012 after 7 p.m. Eastern Time to learn the day's closing share price.

 CAPITAL GAINS TAXES
 If you sell Fund shares for more than you paid for them, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and
 Taxes -- Selling Fund Shares" on page 25.

THROUGH OUR CUSTOMER SERVICE LINE. Unless you declined the telephone redemption privilege on your application, you can call and request a check payable to the shareholder of record be mailed to the address of record. You can sell shares of your IRA by telephone if we receive the proper forms. The distribution from an IRA will be subject to a mandatory 10% federal withholding tax, unless you inform us in writing not to withhold taxes. For additional information or to request the forms, please call the Customer Service line at 1-800-848-0920. The Funds will use procedures to confirm that telephone instructions are genuine. If a Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and a Fund will be held harmless for any loss, claims or liability arising from its compliance with the instructions. The Funds may record telephone instructions to sell shares. The Funds reserve the right to revoke this privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

BY BANK WIRE. The Funds can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application), unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.) Your proceeds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE (ACH). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been received by the appropriate Fund. Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.)

BY MAIL OR FAX. Write a letter to Nationwide Mutual Funds, P.O. Box 1492, Columbus, Ohio 43216-1492 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must include your date of birth and indicate whether or not you want the Funds to withhold federal income tax from your proceeds. Your sale of shares will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next business day. The Funds reserve the right to require the original document if you fax your letter.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers or other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you have an account with such a broker, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or its designated intermediary. Your broker or financial intermediary may charge a fee for this service.

ON-LINE. Log on to our website www.nationwidefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can receive information on all of our funds by downloading a prospectus or using other methods, as well as information concerning your own personal accounts on-line. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to sell Fund shares on this website at any time, in which case you may continue to sell shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ACCOUNTS WITH LOW BALANCES -- CLASS A, CLASS B AND CLASS C SHARES
We may sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $250. Before the account is closed, we will give you notice and allow you 90 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts. This does not apply to Automatic Asset Accumulation accounts. For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

DISTRIBUTION PLAN
In addition to the sales charges which you may pay for Class A, Class B and Class C shares, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits each class of the Funds to compensate the Distributor for expenses associated with distributing such shares and providing shareholder services.

DISTRIBUTION AND SERVICE FEES
Under the Distribution Plan, the Funds pay the Distributor compensation which is accrued daily and paid monthly. Each Fund shall pay amounts not exceeding an annual amount of:

                                                                 As a % of daily net
                         Class                                         assets
--------------------------------------------------------------------------------------------
Class A shares                                           0.25% (distribution or service fee)
 ............................................................................................
Class B shares                                           1.00% (0.25% service fee)
 ............................................................................................
Class C shares                                           1.00% (distribution or service fee)
 ............................................................................................
Service shares                                           0.25% (distribution or service fee)

Because these fees are paid out of the Funds' assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

EXCHANGING SHARES
You can exchange the shares you own for shares of another Fund within Nationwide Funds (except the Nationwide Morley Capital Accumulation Fund) so long as they are the same class of shares, both accounts have the same owner, and your first purchase in the new fund meets the fund's minimum investment requirement. For example, you can exchange Class A shares of any one of the funds for Class A shares of any other fund within the Nationwide Funds, but you cannot exchange Class A shares for Class B, Class C or Service Class shares.

 CAPITAL GAINS TAXES
 Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes.
 Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see
 "Distributions and Taxes -- Exchanging Fund Shares" on page 25.

Generally, there is no sales charge for exchanges of Class B, Class C or Service Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the fund into which you are exchanging. If you exchange Prime Shares of the Nationwide Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Money Market Fund. Exchanges into the Prime Shares of the Money Market Fund are only permitted from Class A and Class B shares of the Fund. If you exchange Class B shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Money Market Fund, the time you hold shares in the Money Market Fund will not be counted

         Buying, Selling and Exchanging Fund Shares

for purposes of calculating any CDSC. If you then sell your Prime Shares of the Money Market Fund, you will pay the sales charge that would have been charged if the initial Class B (or certain Class A) shares had been sold at the time they were originally exchanged into the Money Market Fund. If you exchange your Prime Shares of the Money Market Fund back into Class B (or certain Class A) shares, the time you held the Class B (or Class A) shares prior to the exchange will be counted for purposes of calculating the CDSC. Class C shares cannot be exchanged into Prime Shares of the Money Market Fund; therefore, you will pay any applicable CDSC at the time that you redeem Class C shares and purchase Prime Shares of the Money Market Fund.

The Board of Trustees has approved holding a shareholder meeting for the Prestige Balanced and Prestige International Funds; at the meeting, shareholders of each of these funds will be asked to approve its liquidation. Because it is anticipated that these funds will be liquidated shortly after shareholder approval is obtained, beginning March 1, 2001, you may no longer exchange into the Prestige Balanced or Prestige International Funds.

HOW TO PLACE YOUR EXCHANGE ORDER

You can request an exchange of shares in writing, by fax, by phone, or by on-line access (see "Buying Shares -- How to place your purchase order" on page 20 or the back cover for contact information). If you make your request in writing, please be sure all account owners sign the letter. Your exchange will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling Nationwide Funds NOW, our automated voice-response system, or by logging on to our website at www.nationwidefunds.com. You will have automatic exchange privileges unless you decline this option on your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days' written notice to shareholders.

EXCESSIVE EXCHANGE ACTIVITY

The Trust reserves the right to reject any exchange request it believes will increase transaction costs, or otherwise adversely affect other shareholders. Specifically, exchange activity may be limited to 12 exchanges within a one year period or 1% of the Fund's NAV. A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

         DISTRIBUTIONS AND TAXES
The following information is provided to help you understand the income and capital gains you can earn when owning Fund shares, as well as the federal taxes you may have to pay on this income. For tax advice about your personal tax situation, please speak with your tax adviser.

DISTRIBUTIONS OF INCOME DIVIDENDS

Every quarter, each Fund distributes any available income dividends to shareholders. Income dividends are taxable to you as ordinary income for federal income tax purposes, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount of income dividends distributed to you will be reported in a Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividend-received deduction.

DISTRIBUTIONS OF CAPITAL GAINS

If a Fund has net realized capital gains at the end of the calendar year (meaning the gains from sales of securities exceed any losses from sales), it will distribute this capital gain to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. On Form 1099, we will report the amount of net short-term capital gains and net long-term capital gains distributed to you during the year. Currently, for individuals, long-term capital gains are taxed at a maximum rate of 20%; short-term capital gains are taxed as ordinary income, such as interest or dividends. For more information regarding capital gains tax rates, speak with your tax adviser.

REINVESTING DISTRIBUTIONS

All income and capital gains distributions will be reinvested in shares of the applicable Fund. You may request a payment in cash in writing if distributions are in excess of $5. You may be subject to tax on reinvested distributions. If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the applicable Fund as of the cancellation date. No interest is paid during the time the check is outstanding.

CHANGING YOUR DISTRIBUTION OPTION
If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.

You may be subject to federal backup withholding at a rate of 31% of each distribution unless you certify that the taxpayer identification number you gave us is correct, and that you are not subject to withholding. (We will, however, withhold taxes if the Internal Revenue Service notifies us that such certifications are not accurate, or as may otherwise be required under the Internal Revenue Code.)

STATE AND LOCAL TAXES

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser.

SELLING FUND SHARES

Selling Fund shares for more than you paid for them gives you a capital gain, which is subject to federal income tax. The amount of tax depends on how long you held your shares. For individuals, long-term capital gains are currently taxed at a maximum rate of 20%; and short-term capital gains are taxed as ordinary income, such as interest or dividends. Capital gains from your sale of Fund shares is not reported on Form 1099; you or your tax adviser should keep track of your purchases, sales, and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you may have.

EXCHANGING FUND SHARES

Exchanging your shares of a Fund for another fund within the Nationwide Funds family for another fund is considered a sale for income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have capital gains, which are subject to the federal income taxes described above. If you exchange Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you may have.

         FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the life of a Fund. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions and no sales charges). This information has been audited by KPMG LLP, whose report, along with the Funds' financial statements, are included in the Trust's annual report, which is available upon request. Class C shares had not been offered to the public as of October 31, 2000.

                                                                    INVESTOR DESTINATIONS SERIES
                                                                        SERVICE CLASS SHARES
                                                --------------------------------------------------------------------
                                                                  PERIOD ENDED OCTOBER 31, 2000(a)
                                                --------------------------------------------------------------------
                                                                 MODERATELY                 MODERATELY
                                                CONSERVATIVE    CONSERVATIVE    MODERATE    AGGRESSIVE    AGGRESSIVE
                                                    FUND            FUND          FUND         FUND          FUND
                                                ------------    ------------    --------    ----------    ----------
NET ASSET VALUE -- BEGINNING OF PERIOD            $ 10.00         $ 10.00       $ 10.00      $ 10.00       $ 10.00
INVESTMENT ACTIVITIES:
  Net investment income (loss)                       0.24(+)         0.16(+)       0.11(+)      0.07(+)      (0.01)(+)
  Net realized and unrealized (loss)                (0.09)(+)       (0.14)(+)     (0.22)(+)    (0.47)(+)     (0.62)(+)
                                                  -------         -------       -------      -------       -------
     Total investment activities                     0.15            0.02         (0.11)       (0.40)        (0.63)
                                                  -------         -------       -------      -------       -------
DISTRIBUTIONS:
  Net investment income                             (0.15)          (0.12)        (0.07)       (0.01)           --
                                                  -------         -------       -------      -------       -------
     Total distributions                            (0.15)          (0.12)        (0.07)       (0.01)           --
                                                  =======         =======       =======      =======       =======
NET ASSET VALUE -- END OF PERIOD                  $ 10.00         $  9.90       $  9.82      $  9.59       $  9.37
Total Return (excluding sales charges)               1.57%(d)        0.18%(d)     (1.10)%(d)   (4.04)%(d)    (6.30)%(d)

RATIOS AND SUPPLEMENTAL DATA:
  Net Assets, end of period (000's)               $   492         $ 2,231       $   871      $   998       $ 1,410
  Ratio of expenses to average net assets            0.61%(b)        0.61%(b)      0.61%(b)     0.61%(b)      0.61%(b)
  Ratio of expenses to average net assets*         154.74%(b)       32.84%(b)    114.83%(b)    66.76%(b)     56.64%(b)
  Ratio of net investment income (loss) to
     average net assets                              4.32%(b)        2.85%(b)      2.04%(b)     1.23%(b)     (0.11)%(b)
  Portfolio turnover rate(c)                       449.16%(d)      425.17%(d)    366.93%(d)   270.89%(d)    253.64%(d)

---------------

(*)Ratios calculated as if no fees were waived and/or expenses reimbursed.

(+) Calculated using average daily shares outstanding for the period.

(a) The Service Class shares commenced operations on March 31, 2000.

(b) Annualized.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) Not annualized.

                                                                  INVESTOR DESTINATIONS SERIES
                                                                         CLASS A SHARES
                                              --------------------------------------------------------------------
                                                                PERIOD ENDED OCTOBER 31, 2000(a)
                                              --------------------------------------------------------------------
                                                               MODERATELY                 MODERATELY
                                              CONSERVATIVE    CONSERVATIVE    MODERATE    AGGRESSIVE    AGGRESSIVE
                                                  FUND            FUND          FUND         FUND          FUND
                                              ------------    ------------    --------    ----------    ----------
NET ASSET VALUE -- BEGINNING OF PERIOD          $ 10.00         $ 10.00       $ 10.00      $ 10.00       $ 10.00
INVESTMENT ACTIVITIES:
  Net investment income (loss)                     0.23(+)         0.18(+)       0.11(+)      0.06         (0.02)
  Net realized and unrealized (loss)              (0.08)(+)       (0.17)(+)     (0.23)(+)    (0.47)        (0.65)
                                                -------         -------       -------      -------       -------
     Total investment activities                   0.15            0.01         (0.12)       (0.41)        (0.63)
                                                -------         -------       -------      -------       -------
DISTRIBUTIONS:
  Net investment income                           (0.16)          (0.12)        (0.07)          --            --
                                                -------         -------       -------      -------       -------
     Total distributions                          (0.16)          (0.12)        (0.07)          --            --
                                                -------         -------       -------      -------       -------
NET ASSET VALUE -- END OF PERIOD                $  9.99         $  9.89       $  9.81      $  9.59       $  9.37
                                                =======         =======       =======      =======       =======
Total Return (excluding sales charges)             1.49%(d)        0.10%(d)     (1.21)%(d)   (4.08)%(d)     6.30%(d)
RATIOS AND SUPPLEMENTAL DATA:
  Net Assets, end of period (000's)             $    10         $    10       $    10      $    10       $     9
  Ratio of expenses to average net assets          0.71%(b)        0.71%(b)      0.71%(b)     0.71%(b)      0.71%(b)
  Ratio of expenses to average net assets*       441.97%(b)      438.49%(b)    392.91%(b)   396.10%(b)    394.30%(b)
  Ratio of net investment income (loss) to
     average net assets                            3.86%(b)        3.02%(b)      1.97%(b)     1.10%(b)      0.34%(b)
  Portfolio turnover rate(c)                     449.16%(d)      425.17%(d)    366.93%(d)   270.89%(d)    253.64%(d)

---------------

(*) Ratios calculated as if no fees were waived and/or expenses reimbursed.

(+) Calculated using the average daily shares outstanding for the period.

(a) The Class A shares commenced operations on March 31, 2000.

(b) Annualized.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) Not annualized.

         Financial Highlights


                                                                    INVESTOR DESTINATIONS SERIES
                                                                           CLASS B SHARES
                                                --------------------------------------------------------------------
                                                                  PERIOD ENDED OCTOBER 31, 2000(a)
                                                --------------------------------------------------------------------
                                                                 MODERATELY                 MODERATELY
                                                CONSERVATIVE    CONSERVATIVE    MODERATE    AGGRESSIVE    AGGRESSIVE
                                                    FUND            FUND          FUND         FUND          FUND
                                                ------------    ------------    --------    ----------    ----------
NET ASSET VALUE -- BEGINNING OF PERIOD            $ 10.00         $ 10.00       $ 10.00      $ 10.00       $ 10.00
INVESTMENT ACTIVITIES:
  Net investment income (loss)                       0.19(+)         0.14(+)       0.08(+)      0.03         (0.02)(+)
  Net realized and unrealized (loss)                (0.08)(+)       (0.17)(+)     (0.24)(+)    (0.47)        (0.65)(+)
                                                  -------         -------       -------      -------       -------
     Total investment activities                     0.11           (0.03)        (0.16)       (0.44)        (0.67)
                                                  -------         -------       -------      -------       -------
DISTRIBUTIONS:
  Net investment income                             (0.12)          (0.08)        (0.03)          --            --
                                                  -------         -------       -------      -------       -------
     Total distributions                            (0.12)          (0.08)        (0.03)          --            --
                                                  -------         -------       -------      -------       -------
NET ASSET VALUE -- END OF PERIOD                  $  9.99         $  9.89       $  9.81      $  9.56       $  9.33
                                                  =======         =======       =======      =======       =======
Total Return (excluding sales charges)               1.12%(d)       (0.26)%(d)    (1.61)%(d)   (4.40)%(d)    (6.70)%(d)

RATIOS AND SUPPLEMENTAL DATA:
  Net Assets, end of period (000's)               $    10         $    10       $    10      $    10       $     9
  Ratio of expenses to average net assets            1.31%(b)        1.31%(b)      1.31%(b)     1.31%(b)      1.31%(b)
  Ratio of expenses to average net assets*         443.13%(b)      439.61%(b)    393.51%(b)   397.48%(b)    393.40%(b)
  Ratio of net investment income (loss) to
     average net assets                              3.26%(b)        2.44%(b)      1.35%(b)     0.49%(b)     (0.28)%(b)
  Portfolio turnover rate(c)                       449.16%(d)      425.17%(d)    366.93%(d)   270.89%(d)    253.64%(d)

---------------

(*) Ratios calculated as if no fees were waived and/or expenses reimbursed.

(+) Calculated using average daily shares outstanding for the period.

(a) The Class B shares commenced operations on March 31, 2000.

(b) Annualized.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) Not annualized.

INFORMATION FROM NATIONWIDE

Please read this Prospectus before you invest, and keep it with your records. The following documents contain additional information about the Funds. To obtain a document free of charge, contact us at the address or number listed below.

- Statement of Additional Information (incorporated by reference into this Prospectus)

- Annual Reports (which contain a discussion of the market conditions and investment strategies that significantly affected the Funds' performance)

- Semi-Annual Reports (as available)

FOR ADDITIONAL INFORMATION CONTACT:

Nationwide Family of Funds
P.O. Box 1492
Columbus, Ohio 43216-1492
(614) 428-3278 (fax)

[Nationwide Logo]

FOR INFORMATION AND ASSISTANCE AND WIRE ORDERS:

1-800-848-0920 (toll free, 8 a.m. -- 5 p.m. Eastern Time
(Monday through Friday, except Thursday, when representatives are available between 9:30 a.m. and 5 p.m. Eastern Time)).

FOR 24-HOUR ACCOUNT ACCESS:

1-800-637-0012 (toll free)
Also visit the Nationwide Funds' website at www.nationwidefunds.com

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

INVESTMENT COMPANY ACT FILE NO. 811-08495

[NATIONWIDE LOGO]

NATIONWIDE FAMILY OF FUNDS
P.O. BOX 1492
COLUMBUS, OHIO 43216-1492

HS-1277-3/01

NATIONWIDE(R) MUTUAL FUNDS

- Nationwide Large Cap Growth Fund
   (formerly the "Prestige Large Cap Growth Fund")

-Nationwide Large Cap Value Fund
   (formerly the "Prestige Large Cap Value Fund")

- Nationwide Small Cap Fund
   (formerly the "Prestige Small Cap Fund")

MARCH 1, 2001

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

         TABLE OF CONTENTS

FUND SUMMARIES..............................................           2
Nationwide Large Cap Growth Fund............................           3
Nationwide Large Cap Value Fund.............................           6
Nationwide Small Cap Fund...................................           9

MORE ABOUT THE FUNDS........................................          10
Principal Risks.............................................          10

MANAGEMENT..................................................          12
Investment Adviser..........................................          12
Multi-Manager Structure.....................................          12
Subadvisers.................................................          12

BUYING, SELLING AND EXCHANGING FUND SHARES..................          14
Choosing a Share Class......................................          14
Buying Shares...............................................          15
Selling Shares..............................................          18
Distribution Plan...........................................          20
Exchanging Shares...........................................          21

DISTRIBUTIONS AND TAXES.....................................          22
Distributions of Income Dividends...........................          22
Distributions of Capital Gains..............................          22
Reinvesting Distributions...................................          22
State and Local Taxes.......................................          22
Selling Fund Shares.........................................          22
Exchanging Fund Shares......................................          22

FINANCIAL HIGHLIGHTS........................................          23

ADDITIONAL INFORMATION......................................  BACK COVER

         FUND SUMMARIES
This prospectus provides information about the Nationwide Large Cap Growth Fund (formerly "Prestige Large Cap Growth Fund"), the Nationwide Large Cap Value Fund (formerly "Prestige Large Cap Value Fund") and the Nationwide Small Cap Fund (formerly "Prestige Small Cap Fund") (together, the "Funds"). The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for the Funds. Each Fund's investment objective can be changed without shareholder approval. Use these summaries to compare the Funds with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds" beginning on page 12. "You" and "your" refer to potential investors and current shareholders of one or more of the Funds.

The Fund Summaries contain a discussion of the general risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.

A QUICK NOTE ABOUT SHARE CLASSES

Each Fund has four different share classes -- Class A, Class B, Class C and Institutional Service Class. The fees, sales charges and expenses for each share class are different, but each share class of a particular Fund represents an investment in the same assets of that Fund. Having different share classes simply lets you choose the cost structure that's right for you.

The fees and expenses for each Fund are set forth in the Fund Summaries. For more information about which share class is right for you, see "Buying, Selling and Exchanging Fund Shares -- Choosing a Share Class" beginning on page 16.

ABOUT EACH FUND GENERALLY

Each Fund employs a "multi-manager" structure, which means that Villanova Mutual Fund Capital Trust (VMF), as the Funds' investment adviser, may hire, replace or terminate one or more subadvisers, not affiliated with VMF, for a Fund without shareholder approval. VMF believes that this structure gives it increased flexibility to manage the Funds in your best interests and to operate the Funds more efficiently. See "Management -- Multi-Manager Structure" for more information.
  Effective March 1, 2001, the Prestige Large Cap Growth Fund will be known as the NATIONWIDE LARGE CAP GROWTH FUND; the Prestige Large Cap Value Fund will be known as the NATIONWIDE LARGE CAP VALUE FUND; and the Prestige Small Cap Fund will be known as the NATIONWIDE SMALL CAP FUND. This prospectus reflects these name changes.

         FUND SUMMARIES -- NATIONWIDE LARGE CAP GROWTH FUND
(FORMERLY "PRESTIGE LARGE CAP GROWTH FUND")

OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long-term capital appreciation.

Villanova Mutual Fund Capital Trust (VMF), the Fund's investment adviser, has selected Goldman Sachs Asset Management as a subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, the Fund invests primarily, and under normal circumstances, at least 65% of its assets in equity securities of U.S. large capitalization companies that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration. The Fund considers large capitalization companies to be those with market capitalizations similar to the companies in the Russell 1000(R) Growth Index.(1) As of December 31, 2000, the market capitalizations of companies in the Russell 1000(R) Growth Index ranged from $1.6 billion to $520 billion. The market capitalization range for companies in the Russell 1000(R) Growth Index is updated annually.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current share price.

The Fund emphasizes a company's growth prospects in analyzing equity securities to be purchased by the Fund. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return while maintaining risk, style and capitalization characteristics similar to the Russell 1000(R) Growth Index. The Fund seeks a portfolio comprised of companies with above average capitalizations and earnings growth expectations and below average dividend yields.

There are two building blocks in the subadviser's active management of the Fund. Under normal conditions the subadviser generally buys and sells securities based on whether securities fit within this model:
---------------

(1) The Russell 1000(R) Growth Index is a registered service mark of The Frank Russell Company which does not sponsor and is in no way affiliated with the Fund.

1. STOCK SELECTION

   The Fund uses the subadviser's proprietary multifactor model, a rigorous computerized rating system, to forecast the returns of securities in the Fund's portfolio. This model incorporates common variables covering measures of:

     - Value (price-to-book, price-to-earnings, cash flow to enterprise value)

     - Momentum (earnings momentum, price momentum, sustainable growth)

     - Risk (market risk, company-specific risk, earnings risk)

     - Research (fundamental research ratings of the subadviser and other analysts)

   Each of these factors is carefully evaluated in the multifactor model because each has demonstrated a significant impact on the performance of the securities and markets they are designed to forecast. In this process, the subadviser manages risk by limiting deviations from the benchmark, running size and sector neutral portfolios.

2. PORTFOLIO CONSTRUCTION

   A proprietary computer optimizer calculates many security combinations (at each possible weighting) to construct the most efficient risk/return portfolio given the Fund's benchmark.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies,

         Fund Summaries -- Nationwide Large Cap Growth Fund
(formerly "Prestige Large Cap Growth Fund")

national and world social and political events, and the fluctuations of other stock markets around the world.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

For more detailed information about the Fund's investments and risks, see "More About the Funds" on page 12.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility -- or variability -- of the Fund's annual total returns over time, and shows that fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL RETURNS -- CLASS A SHARES(1)

Performance Chart-Class A shares

1999                                              34.57%
2000                                             -23.04%

Best quarter:       22.82%  4th qtr. of 1999
Worst quarter:     -21.66%  4th qtr. of 2000
---------------

(1) These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown.

                                                         One      Since
Average annual returns(1) -- as of December 31, 2000     year     Inception (2)
-------------------------------------------------------------------------------
Class A shares                                          -27.46%       5.92%
 ...............................................................................
Class B shares                                          -27.49%       6.73%
 ...............................................................................
Class C shares(3)                                       -25.30%       7.51%
 ...............................................................................
Institutional Service Class shares                      -22.86%       9.07%
 ...............................................................................
Russell 1000(R) Growth Index(4)                         -22.42%       9.27%

---------------

(1) These returns reflect performance after sales charges, if any, and expenses are deducted.

(2) The Fund began operations on November 2, 1998.

(3) These returns include performance of the Fund which was achieved prior to the creation of the Class C shares (March 1, 2001) which is the same as the performance shown for Class B shares through December 31, 2000. The returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance of Class C shares would have been similar as a result of similar expenses.

(4) The Russell 1000(R) Growth Index is an unmanaged index of growth securities of large U.S. companies included in the Russell 1000(R) Index. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual return of this Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund.

                                                        Institutional
  Shareholder Fees(1)                                      Service
(paid directly from your  Class A   Class B   Class C       Class
      investment)         shares    shares    shares       shares
---------------------------------------------------------------------
Maximum Sales Charge      5.75%(2)  None      1.00%      None
(Load) imposed upon
purchases (as a
percentage of offering
price)
 .....................................................................
Maximum Deferred Sales    None(3)   5.00%(4)  1.00%(5)   None
Charge (Load) imposed on
redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)

Annual Fund Operating                                Institutional
Expenses                                                Service
(deducted from Fund    Class A   Class B   Class C       Class
assets)                shares    shares    shares       shares
------------------------------------------------------------------
Management Fees        0.80%     0.80%     0.80%      0.80%
 ..................................................................
Distribution and/or    0.25%     1.00%     1.00%      None
Service (12b-1) Fees
 ..................................................................
Other Expenses         0.69%     1.53%     1.53%      0.74%
------------------------------------------------------------------
TOTAL ANNUAL FUND      1.74%     3.33%     3.33%      1.54%
OPERATING EXPENSES
 ..................................................................
Amount of Fee          0.54%     1.38%     1.38%      0.49%
Waiver/ Expense
Reimbursement
------------------------------------------------------------------
NET EXPENSES AFTER     1.20%     1.95%     1.95%      1.05%
WAIVERS(6)

---------------

(1) If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares -- Buying Shares -- Class A and Class C sales charges" on page 18.

(3) A contingent deferred sales charge (CDSC) of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge.

(4) A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares -- Selling Shares -- Contingent deferred sales charge
    (CDSC) on Class A, Class B and Class C shares" on page 21.

(5) A CDSC of 1% is charged when you sell Class C shares within the first year after purchase.

(6) VMF and the Fund have entered into a written contract limiting operating expenses to those listed in "Net Expenses After Waivers" through February 28, 2002. The Fund is authorized to reimburse VMF for management fees previously waived and/or for the cost of Other Expenses paid by VMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse VMF in this manner only applies to fees paid or reimbursement made by VMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of this fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and expense waivers for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              1 year   3 years   5 years   10 years
-------------------------------------------------------------------
Class A Shares                 $690    $1,042    $1,417     $2,467
 ...................................................................
Class B Shares                 $698    $1,196    $1,817     $2,986
 ...................................................................
Class C Shares                 $396    $  987    $1,701     $3,593
 ...................................................................
Institutional Service
Class Shares                   $107    $  438    $  793     $1,793

You would pay the following expenses on the same investment if you did not sell your shares(1):

                               1 year   3 years   5 years   10 years
--------------------------------------------------------------------
Class B Shares                  $198     $896     $1,617     $2,986
 ....................................................................
Class C Shares                  $296     $987     $1,701     $3,593

---------------

(1) Expenses paid on the same investment in Class A and Institutional Service Class shares do not change whether or not you sell your shares.

         FUND SUMMARIES -- NATIONWIDE LARGE CAP VALUE FUND
                           (FORMERLY "PRESTIGE LARGE CAP VALUE FUND")

OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks to maximize total return, consisting of both capital appreciation and current income.

VMF has selected NorthPointe Capital, LLC (NorthPointe) as a subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, the Fund, under normal circumstances, invests at least 65% of its total assets in equity securities of large capitalization U.S. companies which are traded on major stock exchanges and the over-the-counter markets. The Fund considers large capitalization companies to be those with market capitalizations similar to the companies in The Russell 1000(R) Value Index.(1) As of December 29, 2000, the market capitalizations of companies in The Russell 1000(R) Value Index ranged from $1.6 billion to $520 billion. The market capitalization range for companies in The Russell 1000(R) Value Index is updated annually.

The Fund looks for value oriented securities. To do this, the subadviser will begin by identifying securities of large capitalization companies and then evaluating them by comparing the securities to factors which the subadviser believes have predictive performance characteristics. These factors include earnings momentum, price momentum and price to economic value. The subadviser will also seek to minimize the Fund risk by looking for securities which have not surprised the market. The subadviser will consider selling a security if there are more attractive securities available, if the business environment is changing or to control the overall risk of the Fund's portfolio.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current share price.
---------------

(1) The Russell 1000(R) Value Index is a registered service mark of The Frank Russell Company which does not sponsor and is in no way affiliated with the Fund.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that a you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor value-oriented stocks. Rather, the market could favor growth stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on value-style stocks, performance may at time be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

For more detailed information about the Fund's investments and risks, see "More About the Funds" on page 12.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility -- or variability -- of the Fund's annual total returns over time, and shows that fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL RETURNS -- CLASS A SHARES(1)

PERFORMANCE CHART-CLASS A SHARES

1999                                               -4.7%
2000                                               15.7%

Best Quarter:       10.62%  2nd qtr of 1999
Worst Quarter:     -12.99%  3rd qtr of 1999
---------------

(1) These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown. The performance reflects periods when the Fund's prior subadviser managed the Fund (through February 28, 2001); beginning March 1, 2001, NorthPointe began managing the Fund.

                                                          One      Since
Average annual returns (1) -- as of December 31, 2000     Year     Inception (2)
--------------------------------------------------------------------------------
Class A shares                                             8.77%        4.38%
 ................................................................................
Class B shares                                             9.84%        4.96%
 ................................................................................
Class C shares(3)                                         12.70%        5.78%
 ................................................................................
Institutional Service Class shares                        15.68%        7.45%
 ................................................................................
Russell 1000(R) Value Index(4)                             7.01%       10.57%

---------------

(1) These returns reflect performance after sales charges, if any, and expenses are deducted.

(2) The Fund began operations on November 2, 1998.

(3) These returns include performance of the Fund which was achieved prior to the creation of Class C shares (March 1, 2001), which is the same as the performance shown for the Class B shares through December 31, 2000. The returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance of Class C shares would have been similar as a result of similar expenses.

(4) The Russell 1000(R) Value Index is an unmanaged index of value securities of large U.S. companies included in the Russell 1000(R) Value Index. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual return of this Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund.

                                                                    Institutional
                                                                       Service
        Shareholder Fees(1)           Class A   Class B   Class C       Class
(paid directly from your investment)  shares    shares    shares       shares
---------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed   5.75%(2)  None      1.00%      None
upon purchases (as a percentage of
offering price)
 .................................................................................
Maximum Deferred Sales Charge (Load)  None(3)   5.00%(4)  1.00%(5)   None
imposed on redemptions (as a
percentage of original purchase
price or sale proceeds, as
applicable)
 .................................................................................

                                                              Institutional
                                                                 Service
Annual Fund Operating Expenses  Class A   Class B   Class C       Class
 (deducted from Fund assets)    shares    shares    shares       shares
---------------------------------------------------------------------------
Management Fees                 0.75%     0.75%     0.75%      0.75%
 ...........................................................................
Distribution and/or Service     0.25%     1.00%     1.00%      None
(12b-1) Fees
 ...........................................................................
Other Expenses                  0.77%     1.81%     1.81%      0.89%
---------------------------------------------------------------------------
TOTAL ANNUAL FUND               1.77%     3.56%     3.56%      1.64%
OPERATING EXPENSES
 ...........................................................................
Amount of Fee Waiver/           0.62%     1.66%     1.66%      0.64%
Expense Reimbursement
---------------------------------------------------------------------------
NET EXPENSES AFTER WAIVERS(6)   1.15%     1.90%     1.90%      1.00%

---------------

(1) If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares -- Buying Shares -- Class A and Class C sales charges" on page 18.

(3) A CDSC of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge.

         Fund Summaries -- Nationwide Large Cap Value Fund
                           (formerly "Prestige Large Cap Value Fund")

(4) A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares -- Selling Shares -- Contingent deferred sales charge
    (CDSC) on Class A, Class B and Class C shares" on page 21.

(5) A CDSC of 1% is charged when you sell Class C shares within the first year after purchase.

(6) VMF and the Fund have entered into a written contract limiting operating expenses to those listed in "Net Expenses After Waivers" through February 28, 2002. The Fund is authorized to reimburse VMF for management fees previously waived and/or for the cost of Other Expenses paid by VMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse VMF in this manner only applies to fees paid or reimbursement made by VMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and expense waivers for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 year   3 years   5 years   10 years
----------------------------------------------------------------
Class A Shares              $685    $1,043    $1,425     $2,491
 ................................................................
Class B Shares              $693    $1,238    $1,904     $3,118
 ................................................................
Class C Shares              $391    $1,028    $1,787     $3,781
 ................................................................
Institutional Service
Class Shares                $102    $  455    $  831     $1,890

You would pay the following expenses on the same investment if you did not sell your shares(1):

                           1 year   3 years   5 years   10 years
----------------------------------------------------------------
Class B Shares              $193    $  938    $1,704     $3,118
 ................................................................
Class C Shares              $291    $1,028    $1,787     $3,781
 ................................................................

---------------

(1) Expenses paid on the same investment in Class A and Institutional Service Class shares do not change whether or not you sell your shares.

         FUND SUMMARIES -- NATIONWIDE SMALL CAP FUND
(FORMERLY "PRESTIGE SMALL CAP FUND")

OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long-term capital appreciation. VMF has selected INVESCO, Inc. as subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, the Fund, under normal circumstances, invests at least 65% of its assets in equity securities of small capitalization companies. The Fund considers small capitalization companies to be those with market capitalization no greater than 110% of the largest company in the Russell 2000(R) Index(1). As of December 31, 2000, the market capitalizations of companies in the Russell 2000(R) Index ranged from $178 million to $1.5 billion. The market capitalization range for companies in the Russell 2000(R)Index is updated annually. The Fund looks at many factors when considering which securities to purchase for the Fund, including measures of Earnings Momentum, Relative Value, Management Action and Price Trend. The Fund sells securities that no longer meet the subadviser's expectations.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current share price.

The Fund may also invest in equity securities of U.S. companies with larger market capitalizations and in foreign securities.
---------------

(1) The Russell 2000(R) Index is a registered service mark of The Frank Russell Company which does not sponsor and is in no way affiliated with the Fund.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

SMALL CAP RISK. The Fund focuses on a more narrow portion of the overall stock market by investing primarily in companies with smaller market capitalizations. These investments in smaller, often newer companies may be riskier than investments in larger, more established companies. The stocks of smaller companies are usually less stable in price and less liquid than stocks of larger companies.

FOREIGN RISK. To the extent the Fund invests in foreign securities, investments in foreign securities involve risks in addition to those of U.S. investments. These risks involve political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement.

For more detailed information about the Fund's investments and risks, see "More About the Funds" on page 12.

         Fund Summaries --  Nationwide Small Cap Fund
(formerly "Prestige Small Cap Fund")

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility -- or variability -- of the Fund's annual total returns over time, and shows that fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL RETURNS -- CLASS A SHARES(1)

Performance Chart-Class A shares

1999                                         18.62%
2000                                          4.52%

Best Quarter:      17.32%  4th qtr of 1999
Worst Quarter:     -7.61%  1st qtr of 1999
---------------

(1) These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown.

                                                         One      Since
Average annual returns -- as of December 31, 2000(1)     Year     Inception(2)
------------------------------------------------------------------------------
Class A shares                                          -1.50%       11.73%
 ..............................................................................
Class B shares                                          -0.84%       13.07%
 ..............................................................................
Class C shares(3)                                        1.92%       13.74%
 ..............................................................................
Institutional Service Class shares                       4.76%       15.04%
 ..............................................................................
Russell 2000(R) Index(4)                                -3.02%       13.44%

---------------

(1) These returns reflect performance after sales charges, if any, and expenses are deducted.

(2) The Fund began operations on November 2, 1998.

(3) These returns include performance of the Fund which was achieved prior to the creation of the Class C shares (March 1, 2001) which is the same as the performance shown for Class B shares through December 31, 2000. The returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance of Class C shares would have been similar as a result of similar expenses.

(4) The Russell 2000(R) Index is an unmanaged index of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual return of this Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund.

                                                        Institutional
Shareholder Fees(1)                                        Service
(paid directly from your  Class A   Class B   Class C       Class
investment)               shares    shares    shares       shares
---------------------------------------------------------------------
Maximum Sales Charge      5.75%(2)  None      1.00%      None
(Load) imposed upon
purchases (as a
percentage of offering
price)
 .....................................................................
Maximum Deferred Sales    None(3)   5.00%(4)  1.00%(5)   None
Charge (Load) imposed on
redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)

Annual Fund Operating                                Institutional
Expenses                                                Service
(deducted from Fund    Class A   Class B   Class C       Class
assets)                shares    shares    shares       shares
------------------------------------------------------------------
Management Fees        0.95%     0.95%     0.95%      0.95%
 ..................................................................
Distribution and/or    0.25%     1.00%     1.00%      None
Service (12b-1) Fees
 ..................................................................
Other Expenses         0.90%     1.87%     1.87%      0.97%
------------------------------------------------------------------
TOTAL ANNUAL FUND      2.10%     3.82%     3.82%      1.92%
OPERATING EXPENSES
 ..................................................................
Amount of Fee          0.75%     1.72%     1.72%      0.72%
Waiver/ Expense
Reimbursement
------------------------------------------------------------------
NET EXPENSES AFTER     1.35%     2.10%     2.10%      1.20%
WAIVERS(6)

---------------

(1) If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see

    "Buying, Selling and Exchanging Fund Shares -- Buying Shares -- Class A and Class C sales charges" on page 18.

(3) A CDSC of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge.

(4) A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares -- Selling Shares -- Contingent deferred sales charge
    (CDSC) on Class A, Class B and Class C shares" on page 21.

(5) A CDSC of 1% is charged when you sell Class C shares within the first year after purchase.

(6) VMF and the Fund have entered into a written contract limiting operating expenses to those listed in "Net Expenses After Waivers" through February 28, 2002. The Fund is authorized to reimburse VMF for management fees previously waived and/or for the cost of Other Expenses paid by VMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse VMF in this manner only applies to fees paid or reimbursement made by VMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and expense waivers for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 year   3 years   5 years   10 years
----------------------------------------------------------------
Class A Shares              $705    $1,127    $1,574     $2,810
 ................................................................
Class B Shares              $713    $1,309    $2,023     $3,383
 ................................................................
Class C Shares              $411    $1,098    $1,905     $4,005
 ................................................................
Institutional Service
Class Shares                $122    $  533    $  970     $2,185

You would pay the following expenses on the same investment if you did not sell your shares:

                           1 year   3 years   5 years   10 years
----------------------------------------------------------------
Class B Shares              $213    $1,009    $1,823     $3,383
 ................................................................
Class C Shares              $311    $1,098    $1,905     $4,005

---------------

(1) Expenses paid on the same investment in Class A and Institutional Service Class shares do not change whether or not you sell your shares.

         MORE ABOUT THE FUNDS

PRINCIPAL RISKS

SMALL CAP RISK (SMALL CAP FUND). Historically, the securities of small cap companies have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small companies, the lower degree of liquidity in the markets for such securities, the greater impact caused by changes in investor perception of value, and the greater sensitivity of small cap companies to changing economic conditions. In addition, small cap companies may:

   - Lack depth of management.
   - Lack a proven track record.
   - Be unable to generate funds necessary for growth or development.
   - Be developing or marketing new products or services for which markets are not yet established and may never become established.
   - Market products or services which may become quickly obsolete.

Small cap companies in the technology and biotechnology industries may be subject to abrupt or erratic price movements. Therefore, while small cap companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

FOREIGN RISK (SMALL CAP FUND). Foreign security investing involves special risks not presented by U.S. investing that can increase the chances that the Fund will lose money.

   - COUNTRY. General securities market movements in any country in which a Fund has investments, are likely to affect the value of a Fund's securities that trade in that country. These movements will affect a Fund's share price and a Fund's performance. The political, economic and social structures of some countries in which the Fund invests may be less stable and more volatile than those in the U.S. The risk of investing in these countries include the possibility of the imposition of exchange controls, currency devaluation, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

   - FOREIGN MARKETS. Because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may make it difficult for a Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the U.S. This reduces the amount a Fund can earn on its investments.

   - GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING
     STANDARDS. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. A Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund's portfolio manager to completely and accurately determine a company's financial condition.

   - CURRENCY. Some of a Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what a Fund owns and a Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, a Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

RISK ASSOCIATED WITH VALUE STOCKS. (LARGE CAP VALUE) Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. In comparison, a growth stock's price may be more directly linked to market developments than a value stock's price. However, value stocks tend to have higher dividend yields than growth stocks. This means they depend less on price changes for returns. Accordingly, they might not participate in upward market movements, but may be less adversely affected in a down market compared to lower yielding stocks.

The Statement of Additional Information (SAI) contains additional information about the Funds, including the Funds' other investment techniques. To obtain a copy, see the back cover page.

TEMPORARY DEFENSIVE POSITIONS

In response to economic, political or unusual market conditions, each Fund may invest up to 100% of its assets in cash or money market obligations. Should this occur, a Fund may not meet its investment objectives and may miss potential market upswings.

         MANAGEMENT

INVESTMENT ADVISER

Villanova Mutual Fund Capital Trust (VMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the Funds' assets and supervises the daily business affairs of each of the Funds. Subject to the supervision and direction of the Trustees, VMF allocates a Fund's assets among subadvisers and evaluates and monitors the performance of subadvisers. VMF is authorized to select and place portfolio investments on behalf of each Fund; however, VMF does not intend to do so at this time. VMF was organized in 1999, and advises mutual funds. As of December 31, 2000, VMF and its affiliates had approximately $23.3 billion in assets under management.

Each Fund pays VMF a management fee, which is based on the Funds' average daily net assets. The total management fees (including fees paid to subadvisers) paid by the Funds for the fiscal year ended October 31, 2000 -- expressed as a percentage of a Fund's average daily net assets -- were as follows:

                  Fund                             Fee
----------------------------------------------------------------
Large Cap Growth Fund                             0.80%
 ................................................................
Large Cap Value Fund                              0.75%
 ................................................................
Small Cap Fund                                    0.95%

MULTI-MANAGER STRUCTURE

VMF and the Trust have received from the Securities and Exchange Commission an exemptive order for a multi-manager structure that allows VMF to hire, replace or terminate a subadviser (except hiring a subadviser which is an affiliate of VMF) without the approval of shareholders. The order also allows VMF to revise a subadvisory agreement with a non-affiliate subadviser with Trustee approval but without shareholder approval. Currently, the Large Cap Value Fund is subadvised by NorthPointe, an affiliate of VMF. If a new non-affiliate subadviser is hired for this Fund or either of the other Funds, shareholders will receive information about the new subadviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility.

VMF provides the following oversight and evaluation services to the Funds:

  - performing initial due diligence on prospective subadvisers for a Fund.

  - monitoring the performance of the subadvisers through ongoing analysis, as well as periodic consultations.

  - communicating performance expectations and evaluations to the subadvisers.

  - ultimately recommending to the Board of Trustees whether a subadviser's contract should be renewed, modified or terminated.

VMF does not expect to recommend frequent changes of subadvisers. VMF will periodically provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. Although VMF will monitor the performance of the subadvisers, there is no certainty that any subadviser or the Funds will obtain favorable results at any given time.

SUBADVISERS

Subject to the supervisions of VMF and the Trustees, a subadviser will manage a Fund's assets in accordance with the Fund's investment objective and strategies. With regard to the portion of a Fund's assets allocated to it, each subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

The following are the subadvisers for each Fund:

LARGE CAP GROWTH FUND -- GOLDMAN SACHS ASSET MANAGEMENT

Goldman Sachs Asset Management (GSAM), a unit of the Investment Management Division (IMD) of Goldman, Sachs & Co. (Goldman Sachs), which was established September 1, 1999, serves as Subadviser to the Large Cap Growth Fund. Goldman Sachs registered with the Securities and Exchange Commission as an investment adviser in 1981. The Goldman Sachs Group, LP., which controlled the Subadviser, merged into The Goldman Sachs Group Inc. as a result of an initial public offering. As of December 31, 2000, GSAM, along with other units of IMD have assets under management of $281.7 billion. GSAM is located at 32 Oldslip, 24th Floor, New York, New York 10005.

In performing its investment advisory services, GSAM, although responsible for the management of the Fund, is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, GSAM will have access to the research of Goldman Sachs, as well as certain proprietary technical models developed by Goldman Sachs, and may apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

PORTFOLIO MANAGERS. Robert C. Jones, Managing Director, Victor H. Pinter, Vice President, and Melissa Brown, Managing Director are the portfolio managers for the Large Cap Growth Fund. Mr. Jones joined GSAM as a portfolio manager in 1989.

Mr. Pinter joined GSAM in 1990 and become a portfolio manager in 1992. Ms. Brown joined GSAM in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities.

NATIONWIDE LARGE CAP VALUE FUND -- NORTHPOINTE CAPITAL, LLC

NorthPointe, 101 West Big Beaver, Suite 1125, Troy, Michigan 48084 is the subadviser for the Large Cap Value Fund. NorthPointe was organized in 1999 and manages the Fund, as well as institutional accounts. Prior to March 1, 2001, the Nationwide Large Cap Value Fund was managed by Brinson Partners, Inc.

PORTFOLIO MANAGERS. Peter James Cahill is the lead portfolio manager of the Nationwide Large Cap Value Fund. He will be assisted by Jeffrey C. Petherick and Mary C. Champagne in the Fund's management. Mr. Cahill joined NorthPointe in January 2000. He was with Loomis, Sayles & Company L.P. from May 1997 to January 2000 as a quantitative researcher. Prior to May 1997, Mr. Cahill was a quantitative researcher for Bank of America.

Mr. Petherick and Ms. Champagne joined NorthPointe in January 2000, and currently co-manage several Nationwide Funds. Between June 1995 and January 2000, they co-managed institutional and retail small cap value equity investments at Loomis, Sayles & Company, L.P., including the Loomis Sayles Small Cap Value Fund.

SMALL CAP FUND -- INVESCO, INC.

INVESCO, which has been a registered investment adviser since 1998, provides portfolio management for the Small Cap Fund, including making investment decisions and placing purchase and sell order for securities. As of December 31, 2000, INVESCO managed approximately $93 billion in investments for corporate and institutional clients, as well as other investment companies. INVESCO is located at 101 Federal Street, 8th Floor, Boston, Massachusetts 02110.

INVESCO is a part of a global investment organization, AMVESCAP plc. AMVESCAP plc is a public-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. AMVESCAP plc managed approximately $402.4 billion as of December 31, 2000, through specialized investment management teams dedicated to clients and financial markets in their region of the world.

PORTFOLIO MANAGERS. The Small Cap Fund is managed by INVESCO's Structured Products Group, which is comprised of 23 investment professionals who have an average of 15 years of industry experience. No individual member of the Structured Products Team is primarily responsible for making recommendations regarding portfolio purchases.

         BUYING, SELLING AND EXCHANGING FUND SHARES

CHOOSING A SHARE CLASS

As noted in the Fund Summaries, each Fund offers four different share classes to give investors different price and cost options. Class A, Class B and Class C shares of the Funds are available to all investors; Institutional Service Class shares are available to a limited group of investors.

The following sales charges will generally apply:

  Front-end Sales Charge when you purchase:

     Class A shares

     Class C shares

  Contingent Deferred Sales Charge (CDSC)(1):

     Class B shares if you sell your shares within six years of purchase

     Class C shares if you sell your shares within one year of purchase

  No Sales Charges on Institutional Service Class Shares

Sales charges are paid to the Funds' distributor (the Distributor) which either retains them or pays them to a selling representative. Nationwide Advisory Services, Inc. is currently the Distributor. It is anticipated that on or about June 30, 2001, Villanova Distribution Services, Inc. will become the Funds' Distributor.

Class A, Class B and Class C shares pay distribution and/or service fees under a Distribution Plan. These fees are either retained by the Distributor or paid by the Distributor to brokers for distribution and shareholder services.

Class A and Institutional Service Class shares may also pay administrative service fees. These fees are paid to brokers and other entities who provide administrative support services to the beneficial owners of Class A and Institutional Service Class shares.

If you want lower annual fund expenses, Class A shares (and Institutional Service Class shares if you are eligible to purchase them) may be right for you, particularly if you qualify for a reduction or waiver of front-end sales charges. If you do not want to pay an up-front sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate. If you wish to pay a lower up-front sales charge than you would for Class A shares and are uncertain as to how long you may hold your shares, Class C shares may be right for you. The Funds reserve the right to reject an order of $50,000 or more for Class B shares or $250,000 or more for Class C shares and an order for Class B shares for Individual Retirement Accounts (IRA accounts) for shareholders 70 1/2 years old and older.

WHEN CHOOSING A SHARE CLASS, CONSIDER THE FOLLOWING:

            Class A shares                             Class B shares                             Class C shares
-----------------------------------------------------------------------------------------------------------------------------
Front-end sales charge means that a        No front-end sales charge, so your full    Front-end sales charge means that a
portion of your initial investment goes    investment immediately goes toward         portion of your initial investment goes
toward the sales charge, and is not        buying shares                              toward the sales charge and is not
invested                                                                              invested. Front-end sales charge on
                                                                                      Class C is lower than Class A
 .............................................................................................................................
Reductions and waivers of the sales        No reductions of the CDSC available,       Like Class B shares, no reductions of
charge available                           but waivers available                      the CDSC are available, but waivers are
                                                                                      available
 .............................................................................................................................
Lower expenses than Class B and Class C    Higher distribution and service fees       Higher distribution and service fees
shares mean higher dividends per share     than Class A shares mean higher fund       than Class A shares mean higher fund
                                           expenses and lower dividends per share     expenses and lower dividends per share
 .............................................................................................................................
Conversion features are not applicable     After seven years, Class B shares          Unlike Class B shares, Class C shares
                                           convert into Class A shares, which         do not automatically convert into
                                           reduces your future fund expenses          another class
 .............................................................................................................................
No sales charge when shares are sold       CDSC if shares are sold within six         CDSC of 1% is applicable if shares are
back to the Fund(1)                        years: 5% in the first year, 4% in the     sold in the first year after purchase
                                           second, 3% in the third and fourth
                                           years, 2% in the fifth, and 1% in the
                                           sixth year
 .............................................................................................................................
No maximum investment limit                Investments of $50,000 or more not         Investments of $250,000 or more not
                                           permitted(2)                               permitted(3)

---------------

 (1) A CDSC of up to 1% may be charged on certain redemptions of Class A shares purchased without a sales charge.

 (2) This limit was calculated based on a seven year long holding period.

 (3)This limit was calculated based on a one year holding period.

For investors who are eligible to purchase Institutional Service Class shares, the purchase of such shares will be preferable to purchasing Class A, Class B or Class C shares.

 WHO CAN BUY INSTITUTIONAL SERVICE CLASS SHARES

 The Institutional Service Class shares are available for purchase only by the following:
   - retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and roll-over individual retirement accounts from such plans
   - tax-exempt employee benefit plans for which third party administrators provide recordkeeping services and are compensated by the Fund for such services
   - a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Service Class shares, where the investment is part of a program that collects an administrative service fee
   - registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Fund for services it provides
   - life insurance separate accounts to fund the benefits of variable annuity contracts issued to governmental entities as an investment option under their deferred compensation plans as defined under Section 457 of the Internal Revenue Code (the Code) or qualified plans adopted pursuant to
     Section 401(a) of the Code.

BUYING SHARES

PURCHASE PRICE. The purchase or "offering" price of each share of a Fund is its "net asset value" (NAV) next determined after the order is received, plus any applicable sales charge. A separate NAV is calculated for each class of a Fund. Generally, the NAV is based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities owned by a Fund, allocable to such class, less liabilities allocated to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

MINIMUM INVESTMENTS --
CLASS A, CLASS B AND CLASS C SHARES

To open an account (per Fund)                                             $1,000
 ................................................................................
Through the Automatic Asset
Accumulation plan per transaction                                            $25
 ................................................................................
Additional investments (per Fund)                                           $100
 ................................................................................
MINIMUM INVESTMENT --
INSTITUTIONAL SERVICE CLASS SHARES

To open an account (per Fund)                                            $50,000
 ................................................................................
Additional investments                                                      None

--------------------------------------------------------------------------------

If you purchase shares through an account at a broker, different minimum account requirements may apply. These minimum investment requirements do not apply to certain retirement plans or omnibus accounts. Call 1-800-848-0920 for more information.

The Funds do not calculate NAV on the following days:

  - New Year's Day
  - Martin Luther King, Jr. Day
  - Presidents' Day
  - Good Friday
  - Memorial Day
  - Independence Day
  - Labor Day
  - Thanksgiving Day
  - Christmas Day
  - Other days when the New York Stock Exchange is not open.

Each Fund reserves the right not to determine an NAV when:

  - It has not received any orders to purchase, sell or exchange shares.
  - Changes in the value of that Fund's portfolio do not affect the NAV.

         Buying, Selling and Exchanging Fund Shares

If current prices are not available for a security, or if Villanova SA Capital Trust (VSA), as the Fund's administrator, or its agent, determines a price does not represent fair value, a Fund's investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

IN-KIND PURCHASES. The Funds reserve the right to accept payment for shares in the form of securities that are permissible investments for the Funds.

CLASS A AND CLASS C SALES CHARGES

CLASS A SHARES

The chart below shows the Class A sales charges, which decrease as the amount of your investment increases.

                                                      Sales charge
                                     Sales charge       as % of
                                       as % of           amount
Amount of purchase                  offering price      invested
------------------------------------------------------------------
Less than $50,000                   5.75%             6.10%
 ..................................................................
$50,000 to $99,999                  4.50              4.71
 ..................................................................
$100,000 to $249,999                3.50              3.63
 ..................................................................
$250,000 to $499,999                2.50              2.56
 ..................................................................
$500,000 to $999,999                2.00              2.04
 ..................................................................
$1 million to $24,999,999           0.50              0.50
 ..................................................................
$25 million or more                 0.25              0.25

CLASS C SHARES

Sales of Class C shares will be charged a sales charge of 1.00% of the offering price (1.01% of the amount invested).

CLASS A FINDERS' FEES

For certain sales of Class A shares at net asset value to employer sponsored retirement plans (other than those investing in the Funds through a variable insurance product), which are subject to CDSC as described below, the Funds will pay a finder's fee to the dealer at the time of purchase. For the dealer to be eligible for the finder's fee, the following requirements apply:
  - The purchase of shares must be made by one employer-sponsored retirement plan within a twelve month period from the initial purchase of any Nationwide Mutual Funds (Nationwide Funds) Class A shares;
  - The purchase can be made in any combination of Nationwide Funds; and
  - The employer sponsored plan will be subject to a CDSC for shares redeemed in any employer initiated redemption within the first three years of purchase (the applicable CDSC will be charged as described below).
If these conditions are met, a finder's fee will be paid on the purchase at the following rates:

     - 1.00% for sales of the Nationwide Funds of $1 million and more but less than $3 million.

     - 0.50% for sales of the Nationwide Funds of $3 million and more but less than $50 million.

     - 0.25% for sales of the Nationwide Funds of $50 million or more.

REDUCTION AND WAIVER OF CLASS A SALES CHARGES

Shareholders can reduce or eliminate Class A shares' initial sales charge through one or more of the discounts described below:

  - AN INCREASE IN THE AMOUNT OF YOUR INVESTMENT. The table above shows how the sales charge decreases as the amount of your investment increases.

  - FAMILY MEMBER DISCOUNT. Members of your family who live at the same address can combine investments in the Nationwide Funds (except purchases of the Nationwide Money Market Fund), possibly reducing the sales charge.

  - LIFETIME ADDITIONAL DISCOUNT. You can add the value of any of the Nationwide Funds Class A shares you already own (except the Nationwide Money Market Fund) with the value of the shares you are purchasing, which may reduce the applicable sales charge.

  - INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE. If you use the proceeds of an insurance policy issued by any member of Nationwide Insurance to purchase Class A shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.

  - NO SALES CHARGE ON A REPURCHASE. If you sell Fund shares from your account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A shares that you buy within 30 days of selling Class A shares of an equal or lesser amount if you have already paid a sales charge. Remember, if you realize a gain on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

  - LETTER OF INTENT DISCOUNT. State in writing that during a 13-month period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A shares (excluding the Nationwide Money Market Fund) and your sales charge will be based on the total amount you intend to invest. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. Call 1-800-848-0920 for more information.

WAIVER OF CLASS A SALES CHARGES

The Class A sales charges will be waived for the following purchasers:

  - Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive sales charges for those persons.
  - Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the Distributor.
  - Any person who pays for the shares with the proceeds of a sale of non-Nationwide mutual fund shares. To qualify, you must have paid an initial sales charge or CDSC on the shares sold. You must purchase the Class A shares within 60 days of the sale, and you must request the waiver when you purchase the Class A shares (the Funds may require evidence that you qualify for this waiver).
  - Employer-sponsored retirement plans, including pension, profit sharing or deferred compensation plans which are qualified under sections 401(a), 403(b) or 457 of the Internal Revenue Code.
  - Trustees and retired Trustees of Nationwide Funds (including its predecessor Trusts).
  - Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grandchildren) and immediate relatives of deceased employees of any member of Nationwide Insurance and Nationwide Financial companies, or any investment advisory clients of VMF, VSA and their affiliates.
  - Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time (including but not limited to, Farmland Insurance Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farmers' Association, Ruralite Services, Inc., and Southern States Cooperative).

Additional investors eligible for sales charge waivers may be found in the SAI.

CONVERSION OF CLASS B SHARES

After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same. We do the conversion on the first business day of the month following the seventh anniversary of the date of your purchase.

HOW TO PLACE YOUR PURCHASE ORDER

If you wish to purchase Class A, Class B or Class C shares, you may purchase them using one of the methods described below. When you buy shares, be sure to specify the class of shares. If you don't choose a class, your investment will be made in Class A shares. Eligible entities wishing to purchase Institutional Service Class shares should contact Customer Service at 1-800-848-0920 for information regarding such purchases.

BY MAIL. Complete and mail the application with a check or money order made payable to; Nationwide Mutual Funds,

         Buying, Selling and Exchanging Fund Shares

P.O. Box 1492, Columbus, Ohio 43216-1492. Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Funds will not accept third-party checks.

BY WIRE. You can request that your bank transmit funds (federal funds) by wire to the Funds' custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920 by 4 p.m. Eastern Time, and the wire must be received by the custodian bank by the close of business on the day you placed your order or your order will be cancelled. You may be liable for any loss to a Fund resulting from the cancellation. Please note that your bank may charge a fee to wire funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

BY TELEPHONE (NATIONWIDE FUNDS NOW). Call 1-800-637-0012, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear Fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use Nationwide Funds NOW to make purchases.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with the Distributor.

ON-LINE. Log on to our website www.nationwidefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can download a Fund prospectus or receive information on all of our Funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

NATIONWIDE FUNDS NOW                                              1-800-637-0012

Our customized voice-response system, available 24 hours a day, seven days a week

CUSTOMER SERVICE                                                  1-800-848-0920

Representatives are available to answer questions between 8 a.m. and 5 p.m. Eastern Time. (Monday through Friday, except Thursday, when representatives are available between 9:30 a.m. and 5 p.m. Eastern Time.)

For additional information on buying shares and shareholder services, call our Customer Service or contact your sales representative.

SELLING SHARES

You can sell or, in other words, redeem your shares of the Funds at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after the Fund receives your properly completed order to sell in their offices in Columbus, Ohio. Of course, the value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of a Fund's investments at the time of the sale.

Properly completed orders contain all necessary paperwork to authorize and complete the transaction. The Funds may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a signature guarantee.

Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased by check may be delayed until the check clears, which may take up to 10 business days from the date of your purchase.

Under extraordinary circumstances a Fund may elect to honor your redemption request by transferring some of the securities held by the Fund directly to you. For more information about a Fund's ability to make such a redemption in kind, see the SAI.

RESTRICTIONS ON SALES

You may not be able to sell your shares of a Fund or a Fund may delay paying you the proceeds from a sale when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists.

SIGNATURE GUARANTEE -- CLASS A, CLASS B AND CLASS C SHARES

A signature guarantee is required under the following circumstances:
  - if your account address has changed within the last 10 business days, or
  - if the redemption check is made payable to anyone other than the registered shareholder, or
  - if the proceeds are sent to a bank account not previously designated or changed within the past 10 business days, or
  - if the proceeds are mailed to any address other than the address of record, or
  - if the redemption proceeds are being wired to a bank for which instructions are currently not on your account.
The Distributor reserves the right to require a signature guarantee in other circumstances, without notice.

CONTINGENT DEFERRED SALES CHARGE (CDSC) ON CLASS A, CLASS B AND CLASS C SHARES

You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The sales charge applies if your sale causes the value of Class B shares in your account to fall below the total amount of all purchases of Class B shares you made during the preceding six years. The sales charge is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. The amount of the sales charge will decrease as illustrated in the following chart:

                        1       2       3       4       5       6           7
     Sale within       year   years   years   years   years   years   years or more
-----------------------------------------------------------------------------------
Sales charge            5%      4%      3%      3%      2%      1%          0%

All purchases during the month are grouped together and will be treated as if made on the last day of the preceding month.

Under certain circumstances, employer-sponsored retirement plans investing in Class A shares without a sales charge and for which a finder's fee has been paid (other than those investing in the Fund through variable insurance products) may be charged a CDSC if shares are redeemed within three years after purchase. The CDSC will be 1% for the first year, 0.50% for the second year and 0.25% for the third year.

With respect to Class C shares, you must pay a CDSC of 1% if you sell your Class C shares within the first year after you purchased them.

We do not impose a CDSC on Class A, Class B or Class C shares purchased through reinvested dividends and distributions. If you sell your Class B or Class C shares and reinvest the proceeds in Class B or Class C shares within 30 days, the Funds will deposit an amount equal to any CDSC you paid into your account. We will also waive the CDSC on Class B or Class C shares if you sell shares following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or a determination of disability and for mandatory withdrawals from IRA accounts after age 70 1/2 years. For more information, see the SAI.

HOW TO PLACE YOUR SALE ORDER

You can request the sale of your Class A, Class B or Class C shares in any of the ways described below. A signature guarantee may be required under certain circumstances. Please refer back to the section above entitled "Signature guarantee -- Class A, Class B and Class C shares". Eligible entities wishing to sell Institutional Service Class shares should contact the Distributor at 1-800-848-0920 for information regarding such sales.

BY TELEPHONE (NATIONWIDE FUNDS NOW). Calling 1-800-637-0012 connects you to our automated voice-response system, available 24 hours a day, seven days a week, for easy access to mutual fund information. You can sell shares and have the check mailed to your address of record, unless you declined this option on your application. Only the following types of accounts can use Nationwide Funds NOW to sell shares: Individual, Joint, Transfer on Death, Trust, and Uniform Gift/ Transfer to Minor accounts. You can call 1-800-637-0012 after 7 p.m. Eastern Time to learn the day's closing share price.

CAPITAL GAINS TAXES
If you sell Fund shares for more than you paid for them, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and Taxes -- Selling Fund Shares" on page 25.

         Buying, Selling and Exchanging Fund Shares

THROUGH OUR CUSTOMER SERVICE LINE. Unless you declined the telephone redemption privilege on your application, you can call and request that a check payable to the shareholder of record can be mailed to the address of record. You can sell shares of your IRA by telephone if we receive the proper forms. The distribution from an IRA will be subject to a mandatory 10% federal withholding tax, unless you inform us in writing not to withhold taxes. For additional information or to request the forms, please call the Customer Service line at 1-800-848-0920. The Funds will use procedures to confirm that telephone instructions are genuine. If a Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Fund will be held harmless for any loss, claims or liability arising from its compliance with the instructions. The Funds may record telephone instructions to sell shares. The Funds reserve the right to revoke this privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

BY BANK WIRE. The Funds can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application) unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.) Your proceeds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE (ACH). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been received by the Funds. Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.)

BY MAIL OR FAX. Write a letter to Nationwide Mutual Funds, P.O. Box 1492, Columbus, Ohio 43216-1492 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must include your date of birth and indicate whether or not you want the Funds to withhold federal income tax from your proceeds. Your sale of shares will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next business day. The Funds reserve the right to require the original document if you fax your letter.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you have an account with such a broker, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or its designated intermediary. Your broker or financial intermediary may charge a fee for this service.

ON-LINE. Log on to our website, www.nationwidefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can receive information on all of our funds by downloading a prospectus or using other methods as well as information concerning your own personal accounts on-line. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to sell Fund shares on this website at any time, in which case you may continue to sell shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ACCOUNTS WITH LOW BALANCES -- CLASS A, CLASS B AND CLASS C SHARES.

We may sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $250. Before the account is closed, we will give you notice and allow you 90 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts. This does not apply to Automatic Asset Accumulation accounts.

For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

DISTRIBUTION PLAN

In addition to the sales charges which you may pay for Class A, Class B and Class C shares, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment

Company Act of 1940, which permits the Class A, Class B and Class C shares of the Funds to compensate the Distributor for expenses associated with distributing such shares and providing shareholder services.

DISTRIBUTION AND SERVICE FEES

Under the Distribution Plan, Class A, Class B and Class C shares of a Fund pays the Distributor compensation which is accrued daily and paid monthly. Each Fund shall pay amounts not exceeding an annual amount of:

           CLASS                 AS A % OF DAILY NET ASSETS
----------------------------------------------------------------
Class A shares               0.25% (distribution or service fee)
 ................................................................
Class B shares               1.00% (0.25% service fee)
 ................................................................
Class C shares               1.00% (distribution or service fee)

Institutional Service Shares pay no 12b-1 fees.

Because these fees are paid out of the Funds' assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

EXCHANGING SHARES

You can exchange the shares you own for shares of another fund within Nationwide Funds (except the Morley Capital Accumulation Fund) so long as they are the same class of shares, both accounts have the same owner, and your first purchase in the new fund meets the fund's minimum investment requirement. For example, you can exchange Class A shares of any one of the funds for Class A shares of any other fund within the Nationwide Funds, but you can not exchange Class A shares for Class B shares, Class C shares or Institutional Service Class shares.

CAPITAL GAINS TAXES
Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see "Distributions and Taxes -- Exchanging Fund Shares" on page 25.

Generally, there is no sales charge for exchanges of Class B shares, Class C or Institutional Service Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charge if a higher sales charge applies to the fund into which you are exchanging. If you exchange Prime Shares of the Nationwide Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Money Market Fund. Exchanges into the Prime Shares of the Money Market Fund are only permitted from Class A, Class B and Institutional Service Class shares of the Funds. If you exchange Class B shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Money Market Fund, the time you hold the shares in the Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Money Market Fund, you will pay the sales charge that would have been charged if the initial Class B (or certain Class A) shares had been sold at the time they were originally exchanged into the Money Market Fund. If you exchange your Prime Shares of the Money Market Fund back into Class B (or certain Class A) shares, the time you hold Class B (or Class A) shares prior to the exchange will be counted for purposes of calculating the CDSC. Class C shares cannot be exchanged into Prime Shares of the Money Market Fund; therefore, you will pay any applicable CDSC at the time you redeem Class C shares and purchase Prime Shares of the Money Market Fund shares.

The Board of Trustees has approved holding a shareholder meeting for the Prestige Balanced and Prestige International Funds; at the meeting, shareholders of each of these funds will be asked to approve its liquidation. Because it is anticipated that these funds will be liquidated shortly after shareholder approval is obtained, beginning March 1, 2001, you may no longer exchange into the Prestige Balanced or Prestige International Funds.

HOW TO PLACE YOUR EXCHANGE ORDER

You can request an exchange of shares in writing, by fax, by phone, or by on-line access (see "Buying Shares -- How to place your purchase order" on page 19 or the back cover for contact information). If you make your request in writing, please be sure all account owners sign the letter. Your exchange will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling Nationwide Funds NOW, our automated voice-response system, or by logging on to our website at www.nationwidefunds.com. You will have automatic exchange privileges unless you decline this option on

         Buying, Selling and Exchanging Fund Shares

your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days written notice to shareholders.

EXCESSIVE EXCHANGE ACTIVITY

The Trust reserves the right to reject any exchange request it believes will increase transaction costs, or otherwise adversely affect other shareholders. Specifically, exchange activity may be limited to 12 exchanges within a one year period or 1% of the Fund's NAV. A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

         DISTRIBUTIONS AND TAXES

The following information is provided to help you understand the income and capital gains you can earn when owning Fund shares, as well as the federal taxes you may have to pay on this income. For tax advice regarding your personal tax situation, please speak with your tax adviser.


DISTRIBUTIONS OF INCOME DIVIDENDS

Each quarter, each Fund distributes any available income dividends to shareholders. Income dividends are taxable to you as ordinary income for federal income tax purposes, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount of income dividends distributed to you will be reported in a Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividend-received deduction.

DISTRIBUTIONS OF CAPITAL GAINS

If a Fund has net realized capital gains at the end of the calendar year (meaning the gains from sales of securities exceed any losses from sales), it will distribute this capital gain to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. On Form 1099, we will report the amount of net short-term capital gains and net long-term capital gains distributed to you during the year. Currently, for individuals, long-term capital gains are taxed at a maximum rate of 20%; short-term capital gains are taxed as ordinary income, such as interest or dividends. For more information regarding capital gains tax rates, speak with your tax adviser.

REINVESTING DISTRIBUTIONS

All income and capital gains distributions will be reinvested in shares of the applicable Fund. You may request a payment in cash in writing if distributions are in excess of $5. You may be subject to tax on reinvested distributions. If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund as of the cancellation date. No interest is paid during the time the check is outstanding.

CHANGING YOUR DISTRIBUTION OPTION
If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.

You may be subject to federal backup withholding at a rate of 31% of each distribution unless you certify that the taxpayer identification number you gave us is correct, and that you are not subject to withholding. (We will, however, withhold taxes if the Internal Revenue Service notifies us that such certificates are not accurate, or as may otherwise be required under the Internal Revenue Code.)

STATE AND LOCAL TAXES

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser.

SELLING FUND SHARES

Selling Fund shares for more than you paid for them gives you a capital gain, which is subject to federal income tax. The amount of the tax depends on how long you held your shares. For individuals, long-term capital gains are currently taxed at a maximum rate of 20%; and short-term capital gains are taxed as ordinary income, such as interest or dividends. Capital gains from your sale of Fund shares is not reported on Form 1099; you or your tax adviser should keep track of your purchases, sales, and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you have.

EXCHANGING FUND SHARES

Exchanging your shares of a Fund for another fund within the Nationwide Funds Family is considered a sale for income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have capital gains, which are subject to the federal income taxes described above. If you exchange Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you may have.

         FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Funds' financial performance for the life of each Fund. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions and no sales charges). This information has been audited by KPMG LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request. Class C shares had not been offered to the public as of October 31, 2000.


                                        NATIONWIDE LARGE CAP GROWTH FUND (FORMERLY "PRESTIGE LARGE CAP GROWTH")
                               -----------------------------------------------------------------------------------------
                                          PERIOD ENDED OCTOBER 31, 1999(a)                 YEAR ENDED OCTOBER 31, 2000
                               -------------------------------------------------------   -------------------------------
                                                                 INSTITUTIONAL SERVICE
                               CLASS A SHARES   CLASS B SHARES      CLASS SHARES(e)      CLASS A SHARES   CLASS B SHARES
                               --------------   --------------   ---------------------   --------------   --------------
NET ASSET VALUE -- BEGINNING
  OF PERIOD                       $ 10.00           $10.00              $10.00              $ 13.58           $13.50
INVESTMENT ACTIVITIES:
  Net investment loss               (0.04)           (0.12)              (0.01)               (0.04)           (0.06)
  Net realized and unrealized
     gain                            3.62             3.62                3.61                 1.03             0.94
                                  -------           ------              ------              -------           ------
Total investment activities          3.58             3.50                3.60                 0.99             0.88
DISTRIBUTIONS:
Net realized gains                     --               --                  --                (0.20)           (0.20)
                                  -------           ------              ------              -------           ------
     Total distributions               --               --                  --                (0.20)           (0.20)
                                  -------           ------              ------              -------           ------
  Net increase in net asset
     value                           3.58             3.50                3.60                 0.79             0.68
                                  -------           ------              ------              -------           ------
NET ASSET VALUE -- END OF
  PERIOD                          $ 13.58           $13.50              $13.60              $ 14.37           $14.18
                                  =======           ======              ======              =======           ======
Total Return (excluding sales
  charges)                          35.80%(b)        35.00%(b)           36.00%(b)             7.26%            6.48%
RATIOS AND SUPPLEMENTAL DATA:
  Net Assets, end of period
     (000's)                      $33,410           $1,179              $4,594              $40,643           $3,234
  Ratio of expenses to
     average net assets              1.20%(c)         1.95%(c)            1.05%(c)             1.20%            1.95%
  Ratio of expenses to
     average net assets(*)           1.69%(c)         5.26%(c)            3.46%(c)             1.74%            3.33%
  Ratio of net investment
     income to average net
     assets                         (0.27)%(c)       (0.97)%(c)          (0.09)%(c)           (0.33)%        (1.06)%
  Portfolio turnover rate(d)        65.27%(b)        65.27%(b)           65.27%(b)            86.68%           86.68%

                               NATIONWIDE LARGE CAP GROWTH FUND (FORMERLY "PRESTIGE LARGE CAP GROWTH")
                               ---------------------
                               YEAR ENDED OCTOBER 31, 2000
                               ---------------------
                               INSTITUTIONAL SERVICE
                                   CLASS SHARES
                               ---------------------
NET ASSET VALUE -- BEGINNING
  OF PERIOD                           $13.60
INVESTMENT ACTIVITIES:
  Net investment loss                  (0.03)
  Net realized and unrealized
     gain                               1.04
                                      ------
Total investment activities             1.01
DISTRIBUTIONS:
Net realized gains                     (0.20)
                                      ------
     Total distributions               (0.20)
                                      ------
  Net increase in net asset
     value                              0.81
                                      ------
NET ASSET VALUE -- END OF
  PERIOD                              $14.41
                                      ======
Total Return (excluding sales
  charges)                              7.40%
RATIOS AND SUPPLEMENTAL DATA:
  Net Assets, end of period
     (000's)                          $9,904
  Ratio of expenses to
     average net assets                 1.05%
  Ratio of expenses to
     average net assets(*)              1.54%
  Ratio of net investment
     income to average net
     assets                            (0.17)%
  Portfolio turnover rate(d)           86.68%


---------------


 * Ratios calculated as if no fees were waived or expenses reimbursed.



(a) The Nationwide Large Cap Growth Fund commenced operations on November 2,
    1998.



(b)Not annualized.



(c) Annualized.



(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.



(e)Formerly known as Class Y.

                                                 NATIONWIDE LARGE CAP VALUE FUND (FORMERLY "PRESTIGE LARGE CAP VALUE FUND")
                                          -----------------------------------------------------------------------------------------
                                                     PERIOD ENDED OCTOBER 31, 1999(a)                 YEAR ENDED OCTOBER 31, 2000
                                          -------------------------------------------------------   -------------------------------
                                                                            INSTITUTIONAL SERVICE
                                          CLASS A SHARES   CLASS B SHARES      CLASS SHARES(e)      CLASS A SHARES   CLASS B SHARES
                                          --------------   --------------   ---------------------   --------------   --------------
NET ASSET VALUE -- BEGINNING OF YEAR         $ 10.00          $ 10.00              $ 10.00             $ 10.32           $10.24
INVESTMENT ACTIVITIES:
  Net investment income (loss)                  0.07            (0.02)                0.08                0.15             0.07
  Net realized and unrealized gain              0.32             0.27                 0.33                0.67             0.68
                                             -------          -------              -------             -------           ------
    Total investment activities                 0.39             0.25                 0.41                0.82             0.75
                                             -------          -------              -------             -------           ------
DISTRIBUTIONS:
  Net investment income                        (0.07)           (0.01)               (0.06)              (0.14)           (0.11)
  In excess of net realized gains                 --               --                   --               (0.04)           (0.04)
                                             -------          -------              -------             -------           ------
    Total distributions                        (0.07)           (0.01)               (0.06)              (0.18)           (0.15)
                                             -------          -------              -------             -------           ------
  Net increase in net asset value               0.32             0.24                 0.35                0.64             0.60
                                             -------          -------              -------             -------           ------
NET ASSET VALUE -- END OF PERIOD             $ 10.32          $ 10.24              $ 10.35             $ 10.96           $10.84
                                             =======          =======              =======             =======           ======
Total Return (excluding sales charges)          3.86%(b)         2.50%(b)             4.05%(b)            8.09%            7.42%
RATIOS AND SUPPLEMENTAL DATA:
  Net Assets, end of period (000's)          $25,883          $   155              $   755             $30,776             $408
  Ratio of expenses to average net
    assets                                      1.15%(c)         1.90%(c)             1.00%(c)            1.15%            1.90%
  Ratio of expenses to average net
    assets*                                     1.87%(c)         5.34%(c)             4.21%(c)            1.77%            3.56%
  Ratio of net investment income to
    average net assets                          0.85%(c)         0.13%(c)             0.77%(c)            1.47%            0.70%
  Portfolio turnover rate(d)                  120.94%(b)       120.94%(b)           120.94%(b)           88.41%           88.41%

                                          NATIONWIDE LARGE CAP VALUE FUND (FORMERLY "PRESTIGE LARGE CAP VALUE FUND")
                                          ---------------------
                                          YEAR ENDED OCTOBER 31, 2000
                                          ---------------------
                                          INSTITUTIONAL SERVICE
                                              CLASS SHARES
                                          ---------------------
NET ASSET VALUE -- BEGINNING OF YEAR             $10.35
INVESTMENT ACTIVITIES:
  Net investment income (loss)                     0.16(@)
  Net realized and unrealized gain                 0.67(@)
                                                 ------
    Total investment activities                    0.83
                                                 ------
DISTRIBUTIONS:
  Net investment income                           (0.16)
  In excess of net realized gains                 (0.04)
                                                 ------
    Total distributions                           (0.20)
                                                 ------
  Net increase in net asset value                  0.63
                                                 ------
NET ASSET VALUE -- END OF PERIOD                 $10.98
                                                 ======
Total Return (excluding sales charges)             8.20%
RATIOS AND SUPPLEMENTAL DATA:
  Net Assets, end of period (000's)              $1,645
  Ratio of expenses to average net
    assets                                         1.00%
  Ratio of expenses to average net
    assets*                                        1.64%
  Ratio of net investment income to
    average net assets                             1.56%
  Portfolio turnover rate(d)                      88.41%


---------------


* Ratios calculated as if no fees were waived or expenses reimbursed.



@ Calculated using the average daily shares outstanding for the period.



(a) The Nationwide Large Cap Value Fund commenced operations on November 2,
    1998.



(b)Not annualized.



(c) Annualized.



(d)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.



(e) Formerly known as Class Y.

         Financial Highlights

                                             NATIONWIDE SMALL CAP FUND (FORMERLY "PRESTIGE SMALL CAP FUND")
                                -----------------------------------------------------------------------------------------
                                           PERIOD ENDED OCTOBER 31, 1999(a)                 YEAR ENDED OCTOBER 31, 2000
                                -------------------------------------------------------   -------------------------------
                                                                  INSTITUTIONAL SERVICE
                                CLASS A SHARES   CLASS B SHARES      CLASS SHARES(e)      CLASS A SHARES   CLASS B SHARES
                                --------------   --------------   ---------------------   --------------   --------------
NET ASSET VALUE -- BEGINNING
  OF PERIOD                        $ 10.00           $10.00              $10.00              $ 11.19           $11.17
INVESTMENT ACTIVITIES:
  Net investment income (loss)        0.03            (0.05)               0.04                (0.02)           (0.08)
  Net realized and unrealized
     gain                             1.19             1.22                1.19                 2.05             2.03
                                   -------           ------              ------              -------           ------
     Total investment
       activities                     1.22             1.17                1.23                 2.03             1.95
                                   -------           ------              ------              -------           ------
DISTRIBUTIONS:
  Net investment income              (0.03)              --               (0.03)                  --               --
  Net realized gains                    --               --                  --                (0.10)           (0.10)
                                   -------           ------              ------              -------           ------
     Total distributions             (0.03)              --               (0.03)               (0.10)           (0.10)
                                   -------           ------              ------              -------           ------
  Net increase in net asset
     value                            1.19             1.17                1.20                 1.93             1.85
                                   -------           ------              ------              -------           ------
NET ASSET VALUE -- END OF
  PERIOD                           $ 11.19           $11.17              $11.20              $ 13.12           $13.02
                                   =======           ======              ======              =======           ======
Total Return (excluding sales
  charges)                           12.18%(b)        11.70%(b)           12.36%(b)            18.25%          17.56%
RATIOS AND SUPPLEMENTAL DATA:
  Net Assets, end of period
     (000's)                       $19,830           $  215              $1,759              $23,922           $  748
  Ratio of expenses to average
     net assets                       1.35%(c)         2.10%(c)            1.20%(c)             1.35%            2.10%
  Ratio of expenses to average
     net assets*                      2.24%(c)         6.57%(c)            4.87%(c)             2.10%            3.82%
  Ratio of net investment
     income to average net
     assets                           0.29%(c)        (0.46)%(c)           0.39%(c)            (0.16)%          (0.90)%
  Portfolio turnover rate(d)         81.24%(b)        81.24%(b)           81.24%(b)           139.27%          139.27%

                                NATIONWIDE SMALL CAP FUND (FORMERLY "PRESTIGE SMALL CAP FUND")
                                ---------------------
                                YEAR ENDED OCTOBER 31, 2000
                                ---------------------
                                INSTITUTIONAL SERVICE
                                    CLASS SHARES
                                ---------------------
NET ASSET VALUE -- BEGINNING
  OF PERIOD                            $11.20
INVESTMENT ACTIVITIES:
  Net investment income (loss)          (0.01)
  Net realized and unrealized
     gain                                2.06
                                       ------
     Total investment
       activities                        2.05
                                       ------
DISTRIBUTIONS:
  Net investment income                    --
  Net realized gains                    (0.10)
                                       ------
     Total distributions                (0.10)
                                       ------
  Net increase in net asset
     value                               1.95
                                       ------
NET ASSET VALUE -- END OF
  PERIOD                               $13.15
                                       ======
Total Return (excluding sales
  charges)                              18.44%
RATIOS AND SUPPLEMENTAL DATA:
  Net Assets, end of period
     (000's)                           $4,192
  Ratio of expenses to average
     net assets                          1.20%
  Ratio of expenses to average
     net assets*                         1.92%
  Ratio of net investment
     income to average net
     assets                             (0.01)%
  Portfolio turnover rate(d)           139.27%


---------------


*Ratios calculated as if no fees were waived or expenses reimbursed.


(a) The Nationwide Small Cap Fund commenced operations on November 2, 1998.



(b)Not annualized.



(c) Annualized.



(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.



(e)Formerly known as Class Y.

INFORMATION FROM NATIONWIDE

Please read this Prospectus before you invest, and keep it with your records. The following documents contain additional information about the Funds. To obtain a document free of charge, contact us at the address or number listed below.

- Statement of Additional Information (incorporated by reference into this Prospectus)


- Annual Reports (which contain a discussion of the market conditions and investment strategies that significantly affected the Funds' performance)


- Semi-Annual Reports

FOR ADDITIONAL INFORMATION CONTACT:

Nationwide Family of Funds
P.O. Box 1492
Columbus, Ohio 43216-1492
(614) 428-3278 (fax)



[Nationwide Logo]

FOR INFORMATION, ASSISTANCE AND WIRE ORDERS:

1-800-848-0920 (toll free, 8 a.m. - 5 p.m. Eastern Time (Monday through Friday, except Thursday, when representatives are available between 9:30 a.m. and 5 p.m. Eastern Time)).

FOR 24-HOUR ACCOUNT ACCESS:

1-800-637-0012 (toll free)
Also, visit the Nationwide Funds' website at www.nationwidefunds.com

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

INVESTMENT COMPANY ACT FILE NO. 811-08495


NATIONWIDE FAMILY OF FUNDS
P.O. BOX 1492
COLUMBUS, OHIO 43216-1492



HS-1331-3/01

NATIONWIDE(R) FAMILY OF FUNDS

Prospectus

March 1, 2001

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

- Gartmore Growth Fund
  (formerly "Nationwide Growth Fund")
- Gartmore Growth 20 Fund

         TABLE OF CONTENTS

FUND SUMMARIES...............................................................  2
Gartmore Growth Fund.........................................................  3
Gartmore Growth 20 Fund......................................................  6

MORE ABOUT THE FUNDS.........................................................  9
Principal Investments and Techniques.........................................  9
Principal Risks..............................................................  9

MANAGEMENT................................................................... 11
Investment Adviser........................................................... 11
Portfolio Managers........................................................... 11

BUYING, SELLING AND EXCHANGING FUND SHARES................................... 12
Choosing a Share Class....................................................... 12
Buying Shares................................................................ 13
Selling Shares............................................................... 17
Distribution Plan............................................................ 19
Exchanging Shares............................................................ 20

DISTRIBUTIONS AND TAXES...................................................... 21
Distributions of Income Dividends............................................ 21
Distributions of Capital Gains............................................... 21
Reinvesting Distributions.................................................... 21
State and Local Taxes........................................................ 21
Selling Fund Shares.......................................................... 21
Exchanging Fund Shares....................................................... 21

FINANCIAL HIGHLIGHTS......................................................... 22

ADDITIONAL INFORMATION............................................... BACK COVER

         FUND SUMMARIES
This prospectus provides information about two of the Nationwide(R) Mutual Funds (together, the "Funds"). The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for all the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare the Funds with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds" beginning on page 9. "You" and "your" refer to potential investors and current shareholders of one or more of the Funds.

The Fund Summaries contain a discussion of the general risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.

A QUICK NOTE ABOUT SHARE CLASSES

Each of the Funds has four different share classes:

Gartmore Growth Fund
     (formerly the "Nationwide Growth Fund")
          - Class A
          - Class B
          - Class C
          - Class D

Gartmore Growth 20 Fund
          - Class A
          - Class B
          - Class C
          - Institutional Service Class

The fees, sales charges and expenses for each share class are different, but each share class of a particular Fund represents an investment in the same assets of that Fund. Having different share classes simply lets you choose the cost structure that's right for you.

The fees and expenses for each Fund are set forth in the Fund Summaries. For more information about which share class is right for you, see "Buying, Selling and Exchanging Fund Shares -- Choosing a Share Class" beginning on page 12.

 Effective March 1, 2001, the Nationwide Growth Fund will be known as the GARTMORE GROWTH FUND. This prospectus reflects the name change.

 The Fund's management, strategy, and investment objective remain the same.

         FUND SUMMARIES -- GARTMORE GROWTH FUND
                           (FORMERLY "NATIONWIDE GROWTH FUND")

OBJECTIVE AND PRINCIPAL STRATEGIES

The Gartmore Growth Fund seeks long-term capital appreciation.

To achieve its objective, the Fund primarily invests in common stocks of large capitalization companies. Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks and convertible securities, and generally intends to be fully invested in these securities. The portfolio manager will consider, among other things, a company's financial strength, competitive position in its industry, projected future earnings, cash flows, and dividends when deciding whether to buy or sell securities. The Fund looks for companies whose earnings are expected to consistently grow faster than other companies in the market. It generally will sell securities if:

 THE BENEFITS OF RESEARCH
 Through research, the portfolio manager and analysts gather, check and analyze information about industries and companies to determine if they are well positioned for long-term growth. The Fund seeks companies that have favorable long-term growth potential and the financial resources to capitalize on growth opportunities.

 MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it's simply the number of outstanding shares of the company multiplied by the current share price.

- The price of the security is overvalued.

- The company's earnings are consistently lower than expected.

- More favorable opportunities are identified.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the portfolio manager's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

For more detailed information about the Fund's investments and risks, see "More About the Funds" on page 9.

         Fund Summaries -- Gartmore Growth Fund

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility -- or variability -- of the Fund's annual total returns over time, and shows that fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL RETURNS -- CLASS D SHARES(1)
[GRAPH]

1991                                                                             36.10%
1992                                                                              6.30%
1993                                                                             11.30%
1994                                                                              1.50%
1995                                                                             28.70%
1996                                                                             16.70%
1997                                                                             26.20%
1998                                                                             23.80%
1999                                                                             16.60%
2000                                                                            -30.30%

Best Quarter:       18.27% 2nd qtr. of 1997
Worst Quarter:     -25.48% 4th qtr. of 2000
---------------

(1) These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown.

Average annual returns(1) -- as of 12/31/00  1 year    5 years    10 years
--------------------------------------------------------------------------
Class A shares(2)                            -34.43%     6.82%     11.33%
 ..........................................................................
Class B shares(2)                            -34.05%     7.34%     11.71%
 ..........................................................................
Class C shares(3)                            -31.50%     7.99%     11.92%
 ..........................................................................
Class D shares                               -33.40%     7.20%     11.52%
 ..........................................................................
Russell 1000(R) Growth Index(4)              -22.42%    18.15%     17.33%

---------------

(1) These returns reflect performance after sales charges and expenses are deducted, and include the performance of its predecessor fund prior to May 11, 1998.

(2) These returns include performance based on the Fund's predecessor, which was achieved prior to the creation of the class (May 11, 1998), and which is the same as the performance shown for Class D shares through May 11, 1998. The returns have been restated for sales charges but not for fees applicable to Class A and B shares. Had Class A or B shares been in existence for the time periods presented, the performance of Class A and B shares would have been lower as a result of their additional expenses.

(3) These returns include performance based on the Fund's predecessor, which was achieved prior to the creation of the Fund (May 11, 1998), and which is the same as the performance shown for the Class D shares through May 11, 1998. In addition for the period from May 11, 1998 through December 31, 2000 which is prior to the implementation of Class C shares, the performance of Class C shares is based on the performance shown for Class D shares. The returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance of Class C shares would have been lower as a result of their additional expenses.

(4) The Russell 1000(R) Growth Index is an unmanaged index of growth securities of large U.S. companies included in the Russell 1000(R) Index. These returns do not include any sales charges or expenses. If sales charges and expenses that deducted, the actual returns of this index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


        Shareholder Fees(1)           Class A   Class B   Class C   Class D
(paid directly from your investment)  shares    shares    shares    shares
---------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed   5.75%(2)  None      1.00%
on purchases (as a percentage of                                     4.50%(2)
offering price)
 ...........................................................................
Maximum Deferred Sales Charge (Load)  None(3)   5.00%(4)  1.00%(5)   None
imposed on redemptions (as a
percentage of original purchase
price or sale proceeds, as
applicable)


Annual Fund Operating Expenses  Class A   Class B   Class C   Class D
 (deducted from Fund assets)    shares    shares    shares    shares
---------------------------------------------------------------------
Management Fees                 0.56%     0.56%     0.56%      0.56%
 .....................................................................
Distribution and/or Service     0.25%     1.00%     1.00%      None
(12b-1) Fees
 .....................................................................
Other Expenses                  0.23%     0.24%     0.24%      0.27%
---------------------------------------------------------------------
TOTAL ANNUAL FUND               1.04%     1.80%     1.80%      0.83%
OPERATING EXPENSES

---------------

(1) If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A and Class D shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares -- Buying Shares -- Front-end sales charges" on page 14.

(3) A contingent deferred sales charge (CDSC) of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge.

(4) A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares -- Selling Shares -- Contingent deferred sales charge
    (CDSC) on Class A, Class B and Class C shares" beginning on page 17.

(5) A CDSC of 1% is charged when you sell Class C shares within the first year after purchase.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 year   3 years   5 years   10 years
-----------------------------------------------------------------
Class A shares               $675     $887     $1,116     $1,773
 .................................................................
Class B shares               $683     $866     $1,175     $1,822
 .................................................................
Class C shares               $381     $661     $1,065     $2,195
 .................................................................
Class D shares               $531     $703     $  890     $1,429

You would pay the following expenses on the same investment if you did not sell your shares(1):

                            1 year   3 years   5 years   10 years
-----------------------------------------------------------------
Class B shares               $183     $566     $  975     $1,822
 .................................................................
Class C shares               $281     $661     $1,065     $2,195

---------------

(1) Expenses paid on the same investment in Class A and Class D shares do not change whether or not you sell your shares.

         FUND SUMMARIES -- GARTMORE GROWTH 20 FUND

OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long-term capital appreciation.

To achieve its objective, the Fund normally invests at least 65% of its assets in common stock and convertible securities of companies of any market capitalization in any country which demonstrate high growth potential. The portfolio managers generally intend to be fully invested in these securities. The Fund looks for companies whose earnings are expected to grow faster than other companies in the market. The Fund typically focuses its investments in a core group of 20 to 30 common stocks. It usually will sell portfolio securities if:

  - The outlook of a company's earnings growth becomes less attractive.
  - More favorable opportunities are identified.
  - There is a significant increase in share price volatility.

The Fund may invest 25% or more of its assets in companies in any one industry, including software and other technology related industries.

The Fund may also invest in debt securities, indexed/ structured securities, high yield/ high-risk bonds, options, futures, swaps and other types of derivatives for hedging purposes or non-hedging purposes such as seeking to enhance return.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the portfolio manager's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

SMALL CAP RISK. To the extent the Fund invests in securities of small capitalization companies, the Fund's investments in smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

FOREIGN RISK. To the extent the Fund invests in foreign securities, investments in foreign securities involve risks in addition to those of U.S. investments. These risks involve political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement.

DERIVATIVES RISK. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. Counterparties to over-the-counter derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

NON-DIVERSIFIED FUND RISK. In addition, the Fund is non-diversified. In other words, it may hold larger positions in a smaller number of securities than a diversified fund. Because the appreciation or depreciation of a single stock may have a greater impact on the net asset value (NAV) of the Fund and its performance, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of the Fund. With regard to the Fund, such risks are increased because the Fund normally concentrates its investments in a core group of twenty to thirty common stocks.

CONCENTRATION RISK. The Fund may invest 25% or more of its assets in companies in any one industry. This ability to invest in a more concentrated range of securities than other mutual funds, increases the risk and potential of the Fund. With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than broad based market indices and other more diversified mutual funds due to the market movement of the particular industry or concentration.

SECTOR RISK. The Fund may be susceptible to factors affecting software and other technology-related industries and therefore, the value of the Fund's investments may be more volatile than other Funds that invest a broader range of securities across different industries.

For more detailed information about the Fund's investments and risks, see "More About the Funds" on page 9.

PERFORMANCE

No performance information is provided because the Fund did not begin operations until June 30, 2000.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                    Institutional
                                                                    Service
Shareholder Fees(1)                   Class A   Class B   Class C   Class
(paid directly from your investment)  shares    shares    shares    shares
---------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed   5.75%(2)  None      1.00%      None
on purchases (as a percentage of
offering price)
 .................................................................................
Maximum Deferred Sales Charge (Load)  None(3)   5.00%(4)  1.00%(5)   None
imposed on redemptions (as a
percentage of original purchase
price or sale proceeds, as
applicable)

                                                              Institutional
                                                              Service
Annual Fund Operating Expenses  Class A   Class B   Class C   Class
(deducted from Fund assets)     shares    shares    shares    shares
---------------------------------------------------------------------------
Management Fees(6)              0.90%     0.90%     0.90%      0.90%
 ...........................................................................
Distribution and/or Service     0.25%     1.00%     1.00%      None
(12b-1) Fees
 ...........................................................................
Other Expenses(7)               7.14%     7.30%     7.30%      7.24%
---------------------------------------------------------------------------
TOTAL ANNUAL FUND               8.29%     9.20%     9.20%      8.14%
OPERATING EXPENSES
 ...........................................................................
Amount of Fee Waiver/Expense    6.69%     7.00%     7.00%      6.84%
Reimbursement
---------------------------------------------------------------------------
NET EXPENSES AFTER WAIVERS(8)   1.60%     2.20%     2.20%      1.30%

---------------

(1) If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares -- Buying Shares -- Front-end sales charges" beginning on page 14.

(3) A contingent deferred sales charge (CDSC) of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge.

(4) A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares -- Selling Shares -- (Contingent Deferred Sales Charge (CDSC) on Class A, Class B and Class C shares" on page 17.

(5) A CDSC of 1% is charged when you sell Class C shares within the first year after purchase.

(6) The Fund commenced operations on June 30, 2000. As a result, the management fee represents the fee which is payable to Villanova Mutual Fund Capital Trust (VMF), the Fund's adviser under its contract with the Fund. In addition, the management fee given above is a base fee and may be higher or lower depending upon the Fund's performance relative to its benchmark, the S&P 500 Index. For more information concerning this Fund see the section entitled "Management" on page 11.

(7) As a new fund, these are estimates for the current fiscal year ending October 31, 2001. These estimates do not take into account the expense limitation agreement between the Fund and VMF.

(8) VMF and the Fund have entered into a written contract limiting operating expenses to those listed in "Net Expenses After Waivers" through February 28, 2002. The Fund is authorized to reimburse VMF for management fees previously waived and/or for the cost of Other Expenses paid by VMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse VMF in this manner only applies to fees paid or reimbursements made by VMF at some time within the first five years from the time the Fund commenced operations.

         Fund Summaries -- Gartmore Growth 20 Fund

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and expense waivers for only one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 year   3 years
----------------------------------------------------------
Class A shares                             $728    $2,291
 ..........................................................
Class B shares                             $723    $2,336
 ..........................................................
Class C shares                             $421    $2,116
 ..........................................................
Institutional Service Class shares         $132    $1,768

You would pay the following expenses on the same investment if you did not sell your shares(1):

                                          1 year   3 years
----------------------------------------------------------
Class B shares                             $223    $2,036
 ..........................................................
Class C shares                             $321    $2,116

---------------

(1) Expenses paid on the same investment in Class A and Institutional Service Class shares do not change whether or not you sell your shares.

         MORE ABOUT THE FUNDS

PRINCIPAL INVESTMENTS AND TECHNIQUES

The Funds may use the following additional principal investments and techniques to increase returns, protect assets or diversify investments.

The Statement of Additional Information (SAI) contains additional information about each of the Funds, including the Funds' other investment techniques. To obtain a copy of the SAI, see the back cover.

CONVERTIBLE SECURITIES. (BOTH FUNDS) Each of the Funds may invest in convertible securities -- also known as convertibles -- including bonds, debentures, notes, preferred stocks and other securities. Convertibles are hybrid securities that have characteristics of both bonds and stocks. Like bonds, they pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stock.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertible's market value. For example, as the underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a good source of dependable income. Therefore, if interest rates increase and "newer," better paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar non-convertible securities such as bonds (bondholders must generally be paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a rating agency, or they are not rated at all.

SHORT SALES. (GROWTH 20) In selling a stock which the Fund does not own (a short sale), the Fund may borrow the security sold short to make delivery to the buyer. The Fund must then replace the security it has borrowed. If the price of a security sold short goes up between the time of the short sale and the time the Fund must deliver the security to the lender, the Fund will incur a loss. The Fund must also pay the lender any interest accrued during the period of the loan.

DERIVATIVES. (GROWTH 20) A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives are available based on the performance of assets, interest rates, currency exchange rates, and various domestic foreign indexes. Derivatives afford leverage and can also be used in hedging portfolios.

PRINCIPAL RISKS

SMALL CAP RISK. (GROWTH 20) Historically, the securities of small cap companies have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small companies, the lower degree of liquidity in the markets for such securities, the greater impact caused by changes in investor perception of value, and the greater sensitivity of small cap companies to changing economic conditions. In addition, small cap companies may:

  - Lack depth of management
  - Lack a proven track record
  - Be unable to generate funds necessary for growth or development
  - Be developing or marketing new products or services for which markets are not yet established and may never become established
  - Market products or services which may become quickly obsolete

Small cap companies in the technology and biotechnology industries may be subject to abrupt or erratic price movements. Therefore, while small cap companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

FOREIGN RISK. (GROWTH 20) Foreign security investing involves special risks not presented by U.S. investing that can increase the chances that a Fund will lose money.

         More About the Funds

  - COUNTRY. General securities market movements in any country in which a Fund has investments, are likely to affect the value of a Fund's securities that trade in that country. These movements will affect a Fund's share price and a Fund's performance. The political, economic and social structures of some countries in which a Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

  - FOREIGN MARKETS. Because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may make it difficult for a Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the U.S. This reduces the amount a Fund can earn on its investments.

  - GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. A Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the Fund's portfolio manager(s) to completely and accurately determine a company's financial condition.

  - CURRENCY. A significant portion of a Fund's investments will generally be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what a Fund owns as well as a Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

TEMPORARY DEFENSIVE POSITIONS

In response to economic, political or unusual market conditions, each of the Funds may invest up to 100% of its assets in cash or money market obligations. Should this occur, a Fund will not meet its investment objectives and may miss potential market upswings.

         MANAGEMENT

INVESTMENT ADVISER

Villanova Mutual Fund Capital Trust (VMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the Funds' assets and supervises the daily business affairs of the Funds. VMF was organized in 1999 and advises mutual funds. As of December 31, 2000, VMF and its affiliates had approximately $23.3 billion in assets under management.

The Gartmore Growth Fund pays VMF a management fee which is based on the Fund's average daily net assets. The management fees paid by the Fund for the fiscal year ended October 31, 2000, expressed as a percentage of the Fund's average daily net assets, and not taking into account any applicable waivers, were 0.56%.

The Gartmore Growth 20 Fund pays VMF a base management fee which may be adjusted upward or downward depending on the Fund's performance relative to its benchmark, the S&P 500 Index. Thus, if the Fund outperforms its benchmark by 12% or more over a 36 month period, the Fund will pay higher management fees. Conversely, if the Fund underperforms its benchmark by 12% or more over a 36 month period, the Fund will pay lower management fees. No adjustment will take place if the under- or overperformance is less than 12% and VMF will receive the applicable base fee (the applicable base fee is calculated according to the breakpoint structure listed below). The fee adjustment described above will be phased in over a 24 month period beginning after the first year of operations. The SAI contains more detailed information about any possible performance based adjustments. The management fee payable is based on the Fund's average daily net assets and includes breakpoints so fees decrease as assets increase:

                                    Min     Base    Max
Assets                              Fee     Fee     Fee
--------------------------------------------------------
up to $500 million                  0.68%   0.90%   1.12%
 ........................................................
$500 million -- $2 billion          0.62%   0.80%   0.98%
 ........................................................
$2 billion +                        0.59%   0.75%   0.91%

PORTFOLIO MANAGERS

GARTMORE GROWTH FUND

Christopher Baggini is the Fund's portfolio manager. As portfolio manager, Mr. Baggini is responsible for the day-to-day management of the Fund and the selection of the Fund's investments.

Mr. Baggini joining VMF in March 2000, Prior to joining VMF, Mr. Baggini was a Portfolio Manager for Allied Investment Advisors.

GARTMORE GROWTH 20 FUND

Christopher Baggini and Aaron Harris are the co-portfolio managers of the Fund. As co-portfolio managers, they are responsible for the day-to-day management of the Fund and the selection of the Fund's investments.

Mr. Baggini joined VMF in March 2000. Prior to joining VMF, Mr. Baggini was a Portfolio Manager for Allied Investment Advisors.

Aaron Harris joined VMF in April 2000. Prior to joining VMF, Mr. Harris was a portfolio manager managing portions of several portfolios for Nicholas-Applegate Capital Management.

         BUYING, SELLING AND EXCHANGING FUND SHARES

CHOOSING A SHARE CLASS

As noted in the Fund Summaries, each Fund offers different share classes to give investors different price and cost options. The Class A, Class B and Class C shares of the Funds are available to all investors; Class D and Institutional Service Class shares are available to a limited group of investors.

The following sales charges will generally apply:

  Front-end Sales Charge when you purchase:

     Class A shares

     Class C shares

     Class D shares

  Contingent Deferred Sales Charge (CDSC)(1):

     Class B shares if you sell your shares within six years of purchase

     Class C shares if you sell your shares within one year of purchase

  No Sales Charges on Institutional Service Class shares

Sales charges are paid to the Funds' Distributor (the Distributor), which either retains them or pays them to a selling representative. Nationwide Advisory Services, Inc. is currently the Distributor. It is anticipated that on or about June 30, 2001, Villanova Distribution Services, Inc. will become the Fund's Distributor.

Class A, Class B and Class C shares pay distribution and/or service fees under a Distribution Plan. These fees are either retained by the Distributor or paid by the Distributor to brokers for distribution and shareholder services.

Class A, Class D and Institutional Service Class shares may also pay administrative service fees. These fees are paid to brokers and other entities who provide administrative support services to the beneficial owners of the shares.

If you want lower annual fund expenses, Class A shares (and Class D or Institutional Service Class shares if they are available and you are eligible to purchase them) may be right for you, particularly if you qualify for a reduction or waiver of sales charges. If you do not want to pay a front-end sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate. If you wish to pay a lower front-end sales charge than you would for Class A shares and are uncertain as to how long you may hold your shares, Class C shares may be right for you. The Funds reserve the right to reject an order of $50,000 or more for Class B shares or $250,000 or more for Class C shares and an order for Class B shares for Individual Retirement Accounts (IRA accounts) for shareholders 70 1/2 years old and older.

WHEN CHOOSING A SHARE CLASS, CONSIDER THE FOLLOWING:

     Class A and Class D shares                    Class B shares                          Class C shares
--------------------------------------------------------------------------------------------------------------------
Front-end sales charge means that a     No front-end sales charge, so your      Front-end sales charge means that a
portion of your initial investment      full investment immediately goes        portion of your initial investment
goes toward the sales charge, and is    toward buying shares                    goes toward the sales charge and is
not invested                                                                    not invested. Front-end sales charge
                                                                                on Class C is lower than Class A and
                                                                                Class D
 ....................................................................................................................

Reductions and waivers of the sales     No reductions of the CDSC available,    Like Class B shares, no reductions
charge available                        but waivers available                   of the CDSC are available, but
                                                                                waivers are available
 ....................................................................................................................

Lower expenses than Class B and         Higher distribution and service fees    Higher distribution and service fees
Class C shares mean higher dividends    than Class A and Class D shares mean    than Class A and Class D shares mean
per share                               higher fund expenses and lower          higher fund expenses and lower
                                        dividends per share                     dividends per share
 ....................................................................................................................

Conversion features are not             After seven years, Class B shares       Unlike Class B shares, Class C
applicable                              convert into Class A shares, which      shares do not automatically convert
                                        reduces your future fund expenses       into another class
 ....................................................................................................................

No sales charge when shares are sold    CDSC if shares are sold within six      CDSC of 1% is applicable if shares
back to the Fund(1)                     years: 5% in the first year, 4% in      are sold in the first year after
                                        the second, 3% in the third and         purchase
                                        fourth years, 2% in the fifth, and
                                        1% in the sixth year
 ....................................................................................................................

No maximum investment limit             Investments of $50,000 or more not      Investments of $250,000 or more not
                                        permitted(2)                            permitted(3)

---------------

(1) A CDSC of up to 1% may be charged on certain redemptions of Class A shares purchased without a sales charge.

(2) This limit was calculated based on a seven year holding period.

(3)This limit was calculated based on a one year holding period.

For investors who are eligible to purchase Class D or Institutional Service Class shares, the purchase of such shares will be preferable to purchasing Class A, Class B or Class C shares.

 WHO CAN BUY INSTITUTIONAL SERVICE CLASS SHARES

 The Institutional Service Class shares are available for purchase only by the following:
   - retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and roll-over individual retirement accounts from such plans
   - tax-exempt employee benefit plans for which third party administrators provide recordkeeping services and are compensated by the Fund for such services
   - a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Service Class shares, where the investment is part of a program that collects an administrative service fee
   - registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Fund for services it provides
   - life insurance separate accounts to fund the benefits of variable annuity contracts issued to governmental entities as an investment option under their deferred compensation plans as defined under Section 457 of the Internal Revenue Code (the Code) or qualified plans adopted pursuant to
     Section 401(a) of the Code.

 WHO CAN BUY CLASS D SHARES

 Class D shares are available for purchase by the following:
  - Investors who received Class D shares of a Fund in the reorganization of Nationwide Investing Foundation, Nationwide Investing Foundation II and Financial Horizons Investment Trust into Nationwide Mutual Funds in May 1998, as long as you purchase the Class D shares through the same account and in the same capacity
  - Persons eligible to purchase Class D shares without a sales charge as described below or in the SAI

BUYING SHARES
PURCHASE PRICE. The purchase or "offering" price of each share of a Fund is its "net asset value" (NAV) next determined after the order is received, plus any applicable sales charge. A separate NAV
                                       is calculated for each class of a Fund.
                                       Generally, NAV is based on the market
                                       value of the securities owned by a Fund
                                       less its liabilities. The NAV for a class is determined by dividing the total market value of the securities owned by a Fund, allocable to such class, less the liabilities allocated to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

MINIMUM INVESTMENTS --
CLASS A, B AND C SHARES
To open an account (per Fund) $1,000

 ......................................................

Through the Automatic Asset

Accumulation plan per
 transaction                                        $25

 ......................................................

Additional investments (per Fund) $100
MINIMUM INVESTMENTS -- CLASS D
To open an account (per Fund)                      $250

 ......................................................

Through the Automatic Asset

Accumulation plan per
 transaction                                        $25

 ......................................................

Additional investments                              $25
MINIMUM INVESTMENTS -- INSTITUTIONAL SERVICE CLASS
 SHARES
To open an account (per Fund) $50,000

 ......................................................

Additional Investments                             None

 --------------------------------------------------------------
If you purchase shares through an account at a broker, different minimum account requirements may apply.
 These minimum investment requirements do not apply to certain retirement plans or omnibus accounts. Call
 1-800-848-0920 for more information.

The Funds do not calculate NAV on the following days:

  - New Year's Day
  - Martin Luther King, Jr. Day
  - Presidents' Day
  - Good Friday
  - Memorial Day
  - Independence Day
  - Labor Day
  - Thanksgiving Day
  - Christmas Day
  - Other days when the New York Stock Exchange is not open.

         Buying, Selling and Exchanging Fund Shares

Each Fund reserves the right not to determine NAV when:

  - It has not received any orders to purchase, sell or exchange shares.
  - Changes in the value of that Fund's portfolio do not affect the NAV.

If current prices are not available for a security, or if Villanova SA Capital Trust (VSA), as the Funds' administrator, or its agent, determines a price does not represent fair value, a Fund's investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

IN-KIND PURCHASES. The Funds reserve the right to accept payment for shares in the form of securities that are permissible investments for the Funds.

FRONT-END SALES CHARGES

CLASS A AND CLASS D SALES CHARGES

The charts below show the Class A and Class D sales charges, which decrease as the amount of your investment increases.

CLASS A SHARES

                                                      Sales charge
                                     Sales charge       as % of
                                       as % of           amount
Amount of purchase                  offering price      invested
------------------------------------------------------------------
Less than $50,000                   5.75%             6.10%
 ..................................................................
$50,000 to $99,999                  4.50              4.71
 ..................................................................
$100,000 to $249,999                3.50              3.63
 ..................................................................
$250,000 to $499,999                2.50              2.56
 ..................................................................
$500,000 to $999,999                2.00              2.04
 ..................................................................
$1 million to $24,999,999           0.50              0.50
 ..................................................................
$25 million or more                 0.25              0.25

CLASS D SHARES

                                                      Sales charge
                                     Sales charge       as % of
                                       as % of           amount
Amount of purchase                  offering price      invested
------------------------------------------------------------------
Less than $50,000                   4.50%             4.71%
 ..................................................................
$50,000 to $99,999                  4.00              4.17
 ..................................................................
$100,000 to $249,999                3.00              3.09
 ..................................................................
$250,000 to $499,999                2.50              2.56
 ..................................................................
$500,000 to $999,999                1.00              1.01
 ..................................................................
$1 million to $24,999,999           0.50              0.50
 ..................................................................
$25 million or more                 None              None

CLASS C SHARES

Sales of Class C shares will be charged a sales charge of 1.00% of the offering price (1.01% of the amount invested).

CLASS A FINDERS' FEES

For certain sales of Class A shares at net asset value to employer sponsored retirement plans (other than those investing in the Funds through a variable insurance product) which are subject to a CDSC as described below, the Funds will pay a finder's fee to the dealer at the time of purchase. For the dealer to be eligible for the finder's fee, the following requirements apply:
  - The purchase of shares must be made by one employer-sponsored retirement plan within a twelve month period from the initial purchase of any Nationwide Mutual Funds (Nationwide Funds) Class A shares.
  - The purchase can be made in any combination of Nationwide Funds.
  - The employer sponsored plan will be subject to a CDSC for shares redeemed in any employer initiated redemption within the first three years of purchase (the applicable CDSC will be charged as described below).
If these conditions are met, a finder's fee will be paid on the purchase at the following rates:

     - 1.00% for sales of the Nationwide Funds of $1 million and more but less than $3 million.

     - 0.50% for sales of the Nationwide Funds of $3 million and more but less than $50 million.

     - 0.25% for sales of the Nationwide Funds of $50 million or more.

REDUCTION AND WAIVER OF CLASS A AND CLASS D SALES CHARGES

Shareholders can reduce or eliminate Class A and Class D shares' initial sales charge through one or more of the discounts described below:

  - An increase in the amount of your investment. The tables above show how the sales charge decreases as the amount of your investment increases.

  - Family Member Discount. Members of your family who live at the same address can combine investments in the Nationwide Funds (except purchases of the Nationwide Money Market Fund), possibly reducing the sales charge.

  - Lifetime Additional Discount. You can add the value of any of the Nationwide Funds Class A and Class D shares you already own (except the Money Market
    Fund) with the value of the shares you are purchasing, which may reduce the applicable sales charge.

  - Insurance Proceeds or Benefits Discount Privilege. If you use the proceeds of an insurance policy issued by any member of Nationwide Insurance to purchase Class A or Class D shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.

  - No sales charge on a repurchase. If you sell Fund shares from your account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A and Class D shares that you buy within 30 days of selling Class A or Class D shares of an equal or lesser amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

  - Letter of Intent Discount. State in writing that during a 13-month period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A or Class D shares (excluding the Nationwide Money Market Fund) and your sales charge will be based on the total amount you intend to invest. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. Call 1-800-848-0920 for more information.

WAIVER OF CLASS A AND CLASS D SALES CHARGES

The Class A and Class D sales charges will be waived for the following purchasers:

  - Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive sales charges for those persons. (Class A shares only)

  - Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the Distributor. (Class A shares only)

  - Any person who pays for the shares with the proceeds of a sale of non-Nationwide mutual fund shares. To qualify, you must have paid an initial sales charge or CDSC on the shares sold. You must purchase the Class A shares within 60 days of the sale, and you must request the waiver when you purchase the Class A shares (the Funds may require evidence that you qualify for this waiver). (Class A shares only)

  - Employer-sponsored retirement plans, including pension, profit sharing or deferred compensation plans which are qualified under sections 401(a), 403(b) or 457 of the Internal Revenue Code. (Class A shares only).

  - Trustees and retired Trustees of Nationwide Mutual Funds (including its predecessor Trusts). (Class A and Class D shares (Class D shares only for the Gartmore Growth Fund.))

  - Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grand-children) and immediate relatives of deceased employees of any member of the Nationwide Insurance and Nationwide Financial companies, or any investment advisory clients of VMF, VSA and their affiliates. (Class A and Class D shares (Class D shares only for the Gartmore Growth Fund.))

         Buying, Selling and Exchanging Fund Shares

  - Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time (including, but not limited to, Farmland Insurance Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farmers' Association, Ruralite Services, Inc., and Southern States Cooperative). (Class A and Class D shares (Class D shares only for the Gartmore Growth Fund.))

Additional investors eligible for sales charge waivers may be found in the SAI.

CONVERSION OF CLASS B SHARES

After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same. We do the conversion on the first business day of the month following the seventh anniversary of the date of your purchase.

HOW TO PLACE YOUR PURCHASE ORDER

If you wish to purchase Class A, Class B, Class C or Class D shares, you may purchase them using one of the methods described below. When you buy shares, be sure to specify the class of shares. If you don't choose a class, your investment will be made in Class A shares. Eligible entities wishing to purchase Institutional Service Class shares should contact Customer Service at 1-800-848-0920 for more information regarding such purchases.

BY MAIL. Complete and mail the application with a check or money order made payable to: Nationwide Mutual Funds, P.O. Box 1492, Columbus, Ohio 43216-1492. Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Funds will not accept third-party checks.

BY WIRE. You can request that your bank transmit funds (federal funds) by wire to the Fund's custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920 by 4 p.m. Eastern Time, and the wire must be received by the custodian bank by the close of business on the day you placed your order or your order will be cancelled. You may be liable for any loss to a Fund resulting from the cancellation. Please note that your bank may charge a fee to wire funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

BY TELEPHONE (NATIONWIDE FUNDS NOW). Call 1-800-637-0012, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use Nationwide Funds NOW to make purchases.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with the Distributor.

ON-LINE. Log on to our website www.nationwidefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can download a Fund prospectus or receive information on all of our funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

NATIONWIDE FUNDS NOW                                              1-800-637-0012

Our customized voice-response system, available 24 hours a day, seven days a week

CUSTOMER SERVICE                                                  1-800-848-0920
Representatives are available to answer questions between 8 a.m. and 5 p.m. Eastern Time (Monday through Friday, except Thursday, when representatives are available between 9:30 a.m. and 5 p.m. Eastern Time).

For additional information on buying shares and shareholder services, call Customer Service or contact your sales representative.

SELLING SHARES
You can sell -- also known as redeeming -- your shares of the Funds at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after the Fund receives your
                                       properly completed order to sell in its
                                       offices in Columbus, Ohio. Of course, the
value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of a Fund's investments at the time of the sale.

Properly completed orders contain all necessary paperwork to authorize and complete the transaction.
 the Funds may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a signature guarantee.

Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased by check may be delayed until the check clears, which may take up to 10 business days from the date of your purchase.

Under extraordinary circumstances a Fund may elect to honor your redemption request by transferring some of the securities held by the Fund directly to you. For more information about a Fund's ability to make such a redemption in kind, see the SAI.

RESTRICTIONS ON SALES

You may not be able to sell your shares of a Fund or a Fund may delay paying you the proceeds from a sale when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists.

SIGNATURE GUARANTEE - CLASS A, CLASS B, CLASS C AND CLASS D SHARES

A signature guarantee is required under the following circumstances:

-if your account address has changed within the last 10 business days, or

-if the redemption check is made payable to anyone other than the registered shareholder, or

-if the proceeds are sent to a bank account not previously designated or changed within the past 10 business days, or

-if the proceeds are mailed to any address other than the address of record, or

-if the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

The Distributor reserves the right to require a signature guarantee in other circumstances, without notice.

CONTINGENT DEFERRED SALES CHARGE (CDSC) ON CLASS A, CLASS B AND CLASS C SHARES

You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The sales charge applies if your sale causes the value of Class B shares in your account to fall below the total amount of all purchases of Class B shares you made during the preceding six years. The sales charge is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. The amount of the sales charge will decrease as illustrated in the following chart:

                        1       2       3       4       5       6           7
     Sale within       year   years   years   years   years   years   years or more
-----------------------------------------------------------------------------------
Sales charge            5%      4%      3%      3%      2%      1%          0%

All purchases during the month are grouped together and will be treated as if made on the last day of the preceding month.

Under certain circumstances, employer-sponsored retirement plans investing in Class A shares without a sales charge and for which a finder's fee has been paid (other than those investing in the Funds through variable insurance products) may be charged a CDSC if shares are redeemed within three years after purchase. The CDSC will be 1% for the first year, 0.50% for the second year and 0.25% for the third year.

         Buying, Selling and Exchanging Fund Shares

With respect to Class C shares, you must pay a CDSC of 1% if you sell your Class C shares within the first year after you purchased them.

We do not impose a CDSC on Class A, Class B or Class C shares purchased through reinvested dividends and distributions. If you sell your Class B or Class C shares and reinvest the proceeds in Class B or Class C shares within 30 days, the Funds will deposit an amount equal to any CDSC you paid into your account. We will also waive the CDSC on Class B or Class C shares if you sell shares following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or a determination of disability, and for mandatory withdrawals from IRA accounts after age 70 1/2 years. For more information, see the SAI.

HOW TO PLACE YOUR SALE ORDER

You can request the sale of your Class A, Class B, Class C or Class D shares in any of the following ways described below. A signature guarantee may be required under certain circumstances. Please refer back to the section entitled "Signature Guarantee -- Class A, Class B, Class C and Class D shares" above. Eligible entities wishing to sell Institutional Service Class shares should contact the Distributor at 1-800-848-0920 for information regarding such sales. BY TELEPHONE (NATIONWIDE FUNDS NOW). Calling 1-800-637-0012 connects you to our automated voice-response system, available 24 hours a day, seven days a week, for easy access to mutual fund information. You can sell shares and have the check mailed to your address of record,
                                       unless you declined this option on your
                                       application. Only the following types of accounts can use Nationwide Funds NOW to sell shares: Individual, Joint, Transfer on Death, Trust, and Uniform Gift/Transfer to Minor accounts. You can call 1-800-637-0012 after 7 p.m. Eastern Time to learn the day's closing share price.

CAPITAL GAINS TAXES
 If you sell Fund shares for more than you paid for them, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and
 Taxes -- Selling Fund Shares" on page 21.

THROUGH OUR CUSTOMER SERVICE LINE. Unless you declined the telephone redemption privileges on your application, you can call and request that a check payable to the shareholder of record be mailed to the address of record. You can sell shares of your IRA by telephone if we receive the proper forms. The distribution from an IRA will be subject to a mandatory 10% federal withholding tax, unless you inform us in writing not to withhold taxes. For additional information or to request the forms, please call the Customer Service line at 1-800-848-0920. The Funds will use procedures to confirm that telephone instructions are genuine. If a Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Fund will be held harmless for any loss, claims or liability arising from its compliance with the instructions. The Funds may record telephone instructions to sell shares. The Funds reserve the right to revoke this privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

BY BANK WIRE. The Funds can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application), unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.) Your proceeds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE (ACH). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been received by the appropriate Fund. Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the Fund written notice of its termination.)

BY MAIL OR FAX. Write a letter to Nationwide Mutual Funds, P.O. Box 1492, Columbus, Ohio 43216-1492 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must include your date of birth and indicate whether or not you want the Funds to withhold federal income tax from your proceeds. Your sale of shares will be processed on the date the Funds receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next business day. The Funds reserve the right to require the original document if you fax your letter.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you have an account with such a broker, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or its designated intermediary. Your broker or financial intermediary may charge fee for this services.

ON-LINE. Log on to our website www.nationwidefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can receive information on all of our funds by downloading a prospectus or using other methods as well as information concerning your own personal accounts on-line. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to sell Fund shares on this website at any time, in which case you may continue to sell shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ACCOUNTS WITH LOW BALANCES -- CLASS A, CLASS B, CLASS C AND CLASS D SHARES

We may sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $250. Before the account is closed, we will give you notice and allow you 90 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts. This does not apply to Automatic Asset Accumulation accounts.

For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

DISTRIBUTION PLAN

In addition to the sales charges which you may pay for Class A, Class B and Class C shares, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits the Class A, Class B and Class C shares of the Funds to compensate the Distributor for expenses associated with distributing such shares and providing shareholder services.

DISTRIBUTION AND SERVICE FEES

Under the Distribution Plan, Class A, Class B and Class C shares of the Funds pay the Distributor compensation which is accrued daily and paid monthly. Each Fund shall pay amounts not exceeding an annual amount of:

        FUND/CLASS               AS A % OF DAILY NET ASSETS
----------------------------------------------------------------
Class A shares               0.25% (distribution or service fee)
 ................................................................
Class B shares               1.00% (0.25% service fee)
 ................................................................
Class C shares               1.00% (0.25% service fee)

Class D shares and Institutional Service Class shares pay no 12b-1 fees.

Because these fees are paid out of the Funds' assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

         Buying, Selling and Exchanging Fund Shares

EXCHANGING SHARES
You can exchange the shares you own for shares of another Fund within Nationwide Funds (except the Nationwide Morley Capital Accumulation Fund) so long as they are the same class of shares, both
                                       accounts have the same owner, and your
                                       first purchase in the new fund meets the fund's minimum investment requirement. For example, you can exchange Class A shares of any one of the Funds for Class
A shares of any other fund within the Nationwide Funds, but you cannot exchange Class A shares for Class B, Class C or Class D shares.

CAPITAL GAINS TAXES
 Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes.
 Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see
 "Distribution and Taxes -- Exchanging Fund Shares" on page 21.

Generally, there is no sales charge for exchanges of Class B, Class C, Class D or Institutional Service Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the fund into which you are exchanging. If you exchange Prime Shares of the Nationwide Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Money Market Fund. Exchanges into the Prime Shares of the Money Market Fund are only permitted from Class A, Class B, Class D and Institutional Service Class Shares of the Funds. If you exchange Class B shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Money Market Fund, the time you hold the shares in the Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Money Market Fund, you will pay the sales charge that would have been charged if the initial Class B (or certain Class A) shares had been sold at the time they were originally exchanged into the Money Market Fund. If you exchange your Prime Shares of the Money Market Fund back into Class B (or certain Class A) shares, the time you held the Class B (or Class A) shares prior to the exchange will be counted for purposes of calculating the CDSC. Class C shares cannot be exchanged into Prime Shares of the Money Market Fund; therefore, you will pay any applicable CDSC at the time you redeem Class C shares and purchase Prime Shares of the Money Market Fund.

The Board of Trustees has approved holding a shareholder meeting for the Prestige Balanced and Prestige International Funds; at the meeting, shareholders of each of these funds will be asked to approve its liquidation. Because it is anticipated that these funds will be liquidated shortly after shareholder approval is obtained, beginning March 1, 2001, you may no longer exchange into the Prestige Balanced or Prestige International Funds.

HOW TO PLACE YOUR EXCHANGE ORDER

You can request an exchange of shares in writing, by fax, by phone, or by on-line access (see "Buying Shares -- How to place your purchase order" on page 16 or the back cover for contact information). If you make your request in writing, please be sure all account holders sign the letter. Your exchange will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling Nationwide Funds NOW, our automated voice-response system, or by logging on to our website at www.nationwidefunds.com. You will have automatic exchange privileges unless you decline this option on your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days' written notice to shareholders.

EXCESSIVE EXCHANGE ACTIVITY

The Trust reserves the right to reject any exchange request it believes will increase transaction costs, or otherwise adversely affect other shareholders. Specifically, exchange activity may be limited to 12 exchanges within a one year period or 1% of a Fund's NAV. A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

         DISTRIBUTIONS AND TAXES
The following information is provided to help you understand the income and capital gains you can earn when owning Fund shares, as well as the federal taxes you may have to pay on this income. For tax advice regarding your personal tax situation, please speak with your tax adviser.

DISTRIBUTIONS OF INCOME DIVIDENDS

Every quarter, the Funds distribute any available income dividends to shareholders. Income dividends are taxable to you as ordinary income for federal income tax purposes, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount of income dividends distributed to you will be reported in a Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividend-received deduction.

DISTRIBUTIONS OF CAPITAL GAINS

If a Fund has net realized capital gains at the end of the calendar year (meaning the gains from sales of securities exceed any losses from sales), it will distribute this capital gain to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. On Form 1099, we will report the amount of net short-term capital gains and net long-term capital gains distributed to you during the year. Currently, for individuals, long-term capital gains are taxed at a maximum rate of 20%; short-term capital gains are taxed as ordinary income, such as interest or dividends. For more information regarding capital gains tax rates, speak with your tax adviser.

REINVESTING DISTRIBUTIONS

All income and capital gains distributions will be reinvested in shares of the applicable Fund. You may request a payment in cash in writing if distributions are in excess of $5. You may be subject to tax on reinvested distributions. If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be cancelled and the money reinvested in a Fund as of the cancellation date. No interest is paid during the time the check is outstanding.

  CHANGING YOUR DISTRIBUTION OPTION
  If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.

You may be subject to federal backup withholding at a rate of 31% of each distribution unless you certify that the taxpayer identification number you gave us is correct, and that you are not subject to withholding. (We will, however, withhold taxes if the Internal Revenue Service notifies us that such certifications are not accurate, or as may otherwise be required under the Internal Revenue Code.)

STATE AND LOCAL TAXES

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser.

SELLING FUND SHARES

Selling Fund shares for more than you paid for them gives you a capital gain, which is subject to federal income tax. The amount of the tax depends on how long you held your shares. For individuals, long-term capital gains are currently taxed at a maximum rate of 20%; and short-term capital gains are taxed as ordinary income, such as interest or dividends. Capital gains from your sale of Fund shares is not reported on Form 1099; you or your tax adviser should keep track of your purchases, sales, and any resulting gain or loss.

                                                                              21
If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you may have.

EXCHANGING FUND SHARES

Exchanging your shares of a Fund for another fund within the Nationwide Funds is considered a sale for income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have capital gains, which are subject to the federal income taxes described above. If you exchange Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you may have.

         FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years or, if the Fund has not been in operation for the past five years, the life of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions and no sales charges). This information has been audited by KPMG LLP, whose report, along with the Funds' financial statements, are included in the Trust's annual report, which is available upon request. For the Gartmore Growth Fund, for 1996, 1997 and 1998 information is for one Class D share outstanding through the years ended October 31 (prior to May 11, 1998, shares of these Funds' predecessors were without class designation). The tables also include information for the Class A and Class B shares for the period from May 11, 1998 to October 31, 1998 and for the years ended October 31, 1999 and October 31, 2000. Class C shares had not been offered to the public as of October 31, 2000. The information for the Gartmore Growth 20 Fund reflects the performance for the life of the Fund.

                                                   GARTMORE GROWTH FUND (FORMERLY "NATIONWIDE GROWTH FUND")
                                               ----------------------------------------------------------------
                                                   YEARS ENDED
                                                   OCTOBER 31,               PERIOD ENDED OCTOBER 31, 1998
                                               --------------------      --------------------------------------
                                                 1996        1997        CLASS D(a)    CLASS A(a)    CLASS B(a)
                                               --------    --------      ----------    ----------    ----------
NET ASSET VALUE -- BEGINNING OF PERIOD         $  13.22    $  13.34       $  16.32       $16.51        $16.51
INVESTMENT ACTIVITIES:
  Net investment income (loss)                     0.16        0.12           0.03        (0.02)        (0.04)
  Net realized and unrealized gain (loss)          1.36        3.94           2.32        (0.47)        (0.49)
                                               --------    --------       --------       ------        ------
     Total investment activities                   1.52        4.06           2.35        (0.49)        (0.53)
                                               --------    --------       --------       ------        ------
DISTRIBUTIONS
  Net investment income                           (1.16)      (0.12)         (0.03)          --            --
  In excess of net investment income                 --          --          (0.01)          --            --
  Net realized gains                              (1.24)      (0.96)         (2.61)          --            --
                                               --------    --------       --------       ------        ------
     Total distributions                          (1.40)      (1.08)         (2.65)          --            --
                                               --------    --------       --------       ------        ------
Net increase (decrease) in net asset value         0.12        2.98          (0.30)       (0.49)        (0.53)

NET ASSET VALUE -- END OF PERIOD               $  13.34    $  16.32       $  16.02       $16.02        $15.98
                                               ========    ========       ========       ======        ======
Total return (excluding sales charges)            12.36%      32.12%         15.94%       (2.97)%(b)    (3.21)%(b)
RATIOS AND SUPPLEMENTAL DATA
  Net assets at end of period (000's)          $655,616    $818,124       $914,178       $2,830        $1,557
  Ratio of expenses to average net assets          0.64%       0.64%          0.73%        1.11%(c)      1.88%(c)
  Ratio of net investment income (loss) to
     average net assets                            1.20%       0.81%          0.19%       (0.38)%(c)    (1.16)%(c)
  Portfolio turnover rate(d)                      25.61%      45.07%         38.61%       38.61%        38.61%

---------------

(a) Class A and Class B Shares first offered to the public on May 11, 1998. Upon completion of the Trust's Reorganization on May 11, 1998, the existing shares of the Fund were renamed Class A.
(b)Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

         Financial Highlights

                                                GARTMORE GROWTH FUND (FORMERLY "NATIONWIDE GROWTH FUND")
                                         ----------------------------------------------------------------------
                                           YEAR ENDED OCTOBER 31, 1999           YEAR ENDED OCTOBER 31, 2000
                                         --------------------------------      --------------------------------
                                          CLASS D      CLASS A    CLASS B       CLASS D      CLASS A    CLASS B
                                         ----------    -------    -------      ----------    -------    -------
NET ASSET VALUE -- BEGINNING OF PERIOD   $    16.02    $16.02     $15.98       $    18.36    $18.35     $18.20
INVESTMENT ACTIVITIES:
  Net investment income (loss)                 0.03      0.01      (0.06)           (0.05)    (0.08)     (0.15)
  Net realized and unrealized gain
     (loss)                                    2.65      2.64       2.59            (0.84)    (0.84)     (0.90)
                                         ----------    ------     ------       ----------    ------     ------
     Total investment activities               2.68      2.65       2.53            (0.89)    (0.92)     (1.05)
                                         ----------    ------     ------       ----------    ------     ------
DISTRIBUTIONS
  Net investment income                       (0.03)    (0.01)        --               --        --         --
  Net realized gains                          (0.31)    (0.31)     (0.31)           (2.44)    (2.44)     (2.44)
                                         ----------    ------     ------       ----------    ------     ------
     Total distributions                      (0.34)    (0.32)     (0.31)           (2.44)    (2.44)     (2.44)
Net increase (decrease) in net asset
  value                                        2.34      2.33       2.22            (3.33)    (3.36)     (3.49)

NET ASSET VALUE -- END OF PERIOD         $    18.36    $18.35     $18.20       $    15.03    $14.99     $14.71
                                         ==========    ======     ======       ==========    ======     ======
Total return (without sales charges)          17.07%    16.85%     16.12%           (6.23)%   (6.43)%    (7.30)%
RATIOS AND SUPPLEMENTAL DATA
  Net assets at end of period (000's)    $1,014,687    $7,654     $6,210       $  834,816    $9,234     $8,180
  Ratio of expenses to average net
     assets                                    0.80%     1.04%      1.79%            0.83%     1.04%      1.80%
  Ratio of net investment income (loss)
     to average net assets                     0.19%    (0.02)%    (0.76)%          (0.30)%   (0.52)%    (1.28)%
  Portfolio turnover rate(a)                  35.18%    35.18%     35.18%          163.52%   163.52%    163.52%

---------------

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

                                                                               GARTMORE GROWTH 20 FUND
                                                              ---------------------------------------------------------
                                                                          PERIOD ENDED OCTOBER 31, 2000(a)
                                                              ---------------------------------------------------------
                                                                                                  INSTITUTIONAL SERVICE
                                                              CLASS A SHARES    CLASS B SHARES        CLASS SHARES
                                                              --------------    --------------    ---------------------
NET ASSET VALUE -- BEGINNING OF PERIOD                           $ 10.00           $ 10.00               $ 10.00
INVESTMENT ACTIVITIES:
  Net investment income (loss)                                     (0.01)            (0.03)                   --
  Net realized and unrealized gain                                  1.65              1.65                  1.66
                                                                 -------           -------               -------
     Total investment activities                                    1.64              1.62                  1.66
                                                                 -------           -------               -------
NET ASSET VALUE -- END OF PERIOD                                 $ 11.64           $ 11.62               $ 11.66
                                                                 =======           =======               =======
Total Return (excluding sales charges)(b)                          16.40%            16.20%                16.60%
RATIOS AND SUPPLEMENTAL DATA:
  Net Assets, end of period (000's)                              $ 1,411           $   804               $   777
  Ratio of expenses to average net assets(c)                        1.20%             1.70%                 0.75%
  Ratio of expenses to average net assets()*,(c)                    8.29%             9.20%                 8.14%
  Ratio of net investment income (loss) to average net
     assets(c)                                                     (0.30)%           (0.83)%                0.12%
  Portfolio turnover rate(b,d)                                    124.62%           124.62%               124.62%

---------------

* Ratios calculated as if no fees were waived and/or expenses reimbursed.

(a) The Gartmore Growth 20 Fund commenced operations on June 30, 2000.

(b)Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

INFORMATION FROM NATIONWIDE

Please read this Prospectus before you invest, and keep it with your records. The following documents contain additional information about the Funds. To obtain a document free of charge, contact us at the address or number listed below.

- Statement of Additional Information (incorporated by reference in this Prospectus)

- Annual Reports (which contain a discussion of the market conditions and investment strategies that significantly affected each Funds' performance) (as available)

- Semi-Annual Reports (as available)

FOR ADDITIONAL INFORMATION CONTACT:

Nationwide Family of Funds
P.O. Box 1492
Columbus, Ohio 43216-1492
(614) 428-3278 (fax)

[Nationwide Logo]

FOR INFORMATION, ASSISTANCE AND WIRE ORDERS:

1-800-848-0920 (toll free, 8 a.m.- 5 p.m. Eastern Time (Monday through Friday, except Thursday, when representatives are available between 9:30 a.m. and 5 p.m. Eastern Time.))

FOR 24-HOUR ACCOUNT ACCESS:

1-800-637-0012 (toll free)
Also, visit the Nationwide Family of Funds' website at www.nationwidefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

INVESTMENT COMPANY ACT FILE NO. 811-08495

NATIONWIDE FAMILY OF FUNDS
P.O. BOX 1492
COLUMBUS, OHIO 43216-1492

HS-1295-3/01

NATIONWIDE(R) FAMILY OF FUNDS

Prospectus

March 1, 2001

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

- Gartmore Emerging Markets Fund

- Gartmore International Growth Fund

- Gartmore Global Leaders Fund

- Gartmore International Small Cap Growth Fund

         TABLE OF CONTENTS

FUND SUMMARIES................................................   2
Gartmore Emerging Markets Fund................................   3
Gartmore International Growth Fund............................   6
Gartmore Global Leaders Fund..................................   9
Gartmore International Small Cap Growth Fund..................  12
MORE ABOUT THE FUNDS..........................................  15
Principal Investments and Techniques..........................  15
Principal Investment Risks....................................  16
MANAGEMENT....................................................  18
Investment Adviser............................................  18
Subadviser....................................................  18
Portfolio Management Teams....................................  18
BUYING, SELLING AND EXCHANGING FUND SHARES....................  20
Choosing a Share Class........................................  20
Buying Shares.................................................  22
Selling Shares................................................  25
Distribution Plan.............................................  27
Exchanging Shares.............................................  27
DISTRIBUTIONS AND TAXES.......................................  29
Distributions of Income Dividends.............................  29
Distributions of Capital Gains................................  29
Reinvesting Distributions.....................................  29
State and Local Taxes.........................................  29
Selling Fund Shares...........................................  29
Exchanging Fund Shares........................................  29
FINANCIAL HIGHLIGHTS..........................................  30

ADDITIONAL INFORMATION..................................BACK COVER

         FUND SUMMARIES
This prospectus provides information about four of the Nationwide(R) Mutual Funds (together, the "Funds"). The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for all the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare the Funds with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds" beginning on page 15. "You" and "your" refer to potential investors and current shareholders of one or more of the Funds.

The Fund Summaries contain a discussion of the general risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.

A QUICK NOTE ABOUT SHARE CLASSES

Each Fund has four different share classes -- Class A, Class B, Class C and Institutional Service Class. The Gartmore International Small Cap Growth Fund has a fifth share class -- the Institutional Class. The fees, sales charges and expenses for each share class are different, but each share class of a particular Fund represents an investment in the same assets of that Fund. Having different share classes simply lets you choose the cost structure that's right for you.

The fees and expenses for each Fund are set forth in the Fund Summaries. For more information about which share class is right for you, see "Buying, Selling and Exchanging Fund Shares -- Choosing a Share Class" beginning on page 20.

         FUND SUMMARIES -- GARTMORE EMERGING MARKETS FUND

OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long term capital growth by investing primarily in equity securities of companies located in emerging market countries.

Villanova Global Asset Management Trust (VGAMT), the Fund's investment adviser, has chosen Gartmore Global Partners (Gartmore) as a subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, the Fund normally invests at least 65% of its assets in companies that are located in emerging markets or developing countries or that derive a significant portion of their earnings or revenues from emerging market countries. The Fund intends to invest in securities of companies in at least three of these countries at any one time. Gartmore selects regions or countries and companies it believes have the potential to deliver unexpected earnings growth.

EMERGING MARKET
Emerging market countries are countries that

- Have been defined as emerging market countries by the International Finance Corporation.

- Have a low-to-middle income economy according to the World Bank.

- Are listed as developing countries in World Bank publications.

There are more than 25 countries that currently qualify as emerging market countries(1), including Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Ecuador, Hong Kong, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Portugal, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey. [Inset Box]

The Fund invests primarily in common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, and depository receipts.

The Fund may invest in securities that are not part of its principal investment strategies as described above, but it will not hold more than 10% of its assets in any one type of these securities. See the Statement of Additional Information for a discussion of these securities.

Gartmore looks for emerging markets that are believed to have the potential for strong economic growth, and tries to avoid emerging markets that it believes might be politically or economically risky.

Gartmore is a growth stock adviser and its investment philosophy rests on two fundamental principles:

- Growth investing can produce superior returns over the longer term, but consensus growth (or the market's expectations for earnings forecasts) tends to produce average returns. Therefore, Gartmore focuses on identifying companies that it believes offer earnings growth that exceeds market expectations.

- Gartmore looks to sell companies where there is significant risk that earnings growth will not meet market expectations.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by Gartmore's ability to assess economic conditions and investment opportunities.

EMERGING MARKETS RISK. The Fund invests primarily in equity securities of companies in emerging market countries, including securities denominated in foreign currencies. Those investments involve special risks and are generally riskier than domestic investments and other kinds of foreign investments, particularly because emerging market countries may be less stable from a political and economic standpoint than other countries. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. It may also be more difficult to buy and sell securities in emerging market countries. Foreign securities may also be less liquid and harder to value than U.S. securities. In addition, the securities in which the Fund invests are subject to significant changes in value due to exchange rate fluctuations.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as

---------------

(1) Until April 1, 2000, the International Finance Corporation will include Greece as an emerging market country.

         Fund Summaries -- Gartmore Emerging Markets Fund

growth stocks or the stocks of companies with a particular market capitalization. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

RISK OF HOLDING A SMALLER NUMBER OF SECURITIES. The Fund generally holds 80 to 100 stocks (other equity funds typically hold more securities than the Fund). Because of this greater concentration, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return.

DERIVATIVES RISK. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. Counter-parties to over-the-counter derivatives contracts present default risks if such counterparties fail to fulfill their obligations. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 15.

PERFORMANCE

No performance information is provided because the Fund did not begin operations until August 30, 2000.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Emerging Markets Fund.

                                                        Institutional
Shareholder Fees(1)                                        Service
(paid directly from your  Class A   Class B   Class C       Class
investment)               shares    shares    shares       shares
---------------------------------------------------------------------
Maximum Sales Charge      5.75%(2)  None      1.00%      None
(Load) imposed upon
purchases (as a
percentage of offering
price)
 .....................................................................
Maximum Deferred Sales    None(3)   5.00%(4)  1.00%(5)   None
Charge (Load) imposed on
redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)

                                                       Institutional
Annual Fund Operating                                     Service
Expenses (deducted from  Class A   Class B   Class C       Class
Fund assets)             shares    shares    shares       shares
--------------------------------------------------------------------
Management Fees(6)       1.15%     1.15%     1.15%      1.15%
 ....................................................................
Distribution and/or      0.25%     1.00%     1.00%      None
Service (12b-1) Fees
 ....................................................................
Other Expenses(7)        5.84%     5.81%     5.81%      5.80%
--------------------------------------------------------------------
TOTAL ANNUAL FUND        7.24%     7.96%     7.96%      6.95%
OPERATING EXPENSES
 ....................................................................
Amount of Fee            5.09%     5.21%     5.21%      5.13%
Waiver/Expense
Reimbursement
--------------------------------------------------------------------
NET FUND AFTER           2.15%     2.75%     2.75%      1.82%
WAIVERS(8)

---------------

(1) If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares -- Buying Shares -- Class A and Class C sales charges" on page 22.

(3) A CDSC of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge.

(4) A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares -- Selling Shares -- Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page 25.

(5) A CDSC of 1% is charged when you sell Class C shares within the first year after purchase.

(6) The Fund commenced operations on August 30, 2000. As a result, the management fee represents the fee which is payable to VGAMT under its contract with the Fund.

(7) As a new fund these are estimates for the current fiscal year ending October 31, 2001. These estimates do not take into account the expense limitation agreement between the Fund and VGAMT.

(8) VGAMT and the Fund have entered into a written contract limiting operating expenses to those listed in "Net Expenses After Waivers" through February 28, 2002. The Fund is authorized to reimburse VGAMT for management fees previously waived and/or for the cost of Other Expenses paid by VGAMT provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse VGAMT in this manner only applies to fees paid or reimbursement made by VGAMT at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses, and expense waivers for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                            1 year   3 years
------------------------------------------------------------
Class A Shares                               $781    $2,153
 ............................................................
Class B Shares                               $778    $2,158
 ............................................................
Class C Shares                               $475    $1,940
 ............................................................
Institutional Service Class Shares           $185    $1,591

You would pay the following expenses on the same investment if you did not sell your shares(1):

                                            1 year   3 years
------------------------------------------------------------
Class B Shares                               $278    $1,858
 ............................................................
Class C Shares                               $375    $1,940

---------------

(1) Expenses paid on the same investment in Class A and Institutional Service Class shares do not change whether or not you sell your shares.

         FUND SUMMARIES -- GARTMORE INTERNATIONAL GROWTH FUND

OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long term capital growth by investing primarily in equity securities of companies in Europe, Australia, the Far East and other regions, including developing countries.

VGAMT, the Fund's investment adviser, has chosen Gartmore as a subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, the Fund invests at least 65%, if not more, of its assets in established companies located in at least three countries other than the United States. Gartmore selects regions or countries, and companies it believes have the potential for unexpected growth.

The Fund primarily invests in equity securities which may include common stocks, preferred stocks, equity interests in foreign investment funds or trusts, convertible securities, real estate investment trust securities and depositary receipts.

The Fund may also invest in securities that are not part of its principal investment strategies as described above, but it will not hold more than 10% of its assets in any one type of these securities. See the Statement of Additional Information for a discussion of these securities.

Gartmore is a growth stock adviser and its investment philosophy rests on two fundamental principles:

- Growth investing can produce superior returns over the longer term, but consensus growth (or the market's expectations for earnings forecasts) tends to produce average returns. Therefore, Gartmore focuses on identifying companies that it believes offer earnings growth that exceeds market expectations.
- Gartmore looks to sell companies where there is significant risk that earnings growth will not meet market expectations.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the Gartmore's ability to assess economic conditions and investment opportunities.

FOREIGN RISK. Investments in foreign securities involve special risks which are not associated with domestic investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments, more volatile currencies and less established markets.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

DERIVATIVES RISK. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. Counter parties to over-the-counter derivatives contracts present default risks if such counterparties fail to fulfill their obligations. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 15.

PERFORMANCE

No performance information is provided because the Fund did not begin operations until August 30, 2000.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund.

                                                        Institutional
Shareholder Fees(1)                                        Service
(paid directly from your  Class A   Class B   Class C       Class
investment)               shares    shares    shares       shares
---------------------------------------------------------------------
Maximum Sales Charge      5.75%(2)  None      1.00%      None
(Load) imposed upon
purchases (as a
percentage of offering
price)
 .....................................................................
Maximum Deferred Sales    None(3)   5.00%(4)  1.00%(5)   None
Charge (Load) imposed on
redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)

                                                       Institutional
Annual Fund Operating                                     Service
Expenses (deducted from  Class A   Class B   Class C       Class
Fund assets)             shares    shares    shares       shares
--------------------------------------------------------------------
Management Fees(6)       1.00%     1.00%     1.00%      1.00%
 ....................................................................
Distribution and/or      0.25%     1.00%     1.00%      None
Service (12b-1) Fees
 ....................................................................
Other Expenses(7)        2.76%     2.75%     2.75%      2.75%
--------------------------------------------------------------------

TOTAL ANNUAL FUND        4.01%     4.75%     4.75%      3.75%
OPERATING EXPENSES
 ....................................................................
Amount of Fee            2.16%     2.30%     2.30%      2.23%
Waiver/Expense
Reimbursement
--------------------------------------------------------------------
NET EXPENSES AFTER       1.85%     2.45%     2.45%      1.52%
WAIVERS(8)

---------------

(1 )If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares -- Buying Shares -- Class A and Class C sales charges" on page 22.

(3) A CDSC of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge.

(4) A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares -- Selling Shares -- Contingent deferred sales charge
    (CDSC) on Class A, Class B and Class C shares" on page 25.

(5) A CDSC of 1% is charged when you sell Class C shares within the first year after purchase.

(6) The Fund commenced operations on August 30, 2000. As a result, the management fee represents the fee which is payable to VGAMT under its contract with the Fund.

(7) As a new fund these are estimates for the current fiscal year ending October 31, 2001. These estimates do not take into account the expense limitation agreement between the Fund and VGAMT.

(8) VGAMT and the Fund have entered into a written contract limiting operating expenses to those listed in "Net Expenses After Waivers" through February 28, 2002. The Fund is authorized to reimburse VGAMT for management fees previously waived and/or for the cost of Other Expenses paid by VGAMT provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse VGAMT in this manner only applies to fees paid or reimbursement made by VGAMT at some time within the first five years from the time the Fund commenced operations.

         Fund Summaries -- Gartmore International Growth Fund

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses, and expense waivers for only one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                            1 year   3 years
------------------------------------------------------------
Class A Shares                               $752    $1,540
 ............................................................
Class B Shares                               $748    $1,525
 ............................................................
Class C Shares                               $446    $1,313
 ............................................................
Institutional Service Class Shares           $155    $  940

You would pay the following expenses on the same investment if you did not sell your shares(1):

                                            1 year   3 years
------------------------------------------------------------
Class B Shares                               $248    $1,225
 ............................................................
Class C Shares                               $346    $1,313

---------------

(1) Expenses paid on the same investment in Class A and Institutional Service Class shares do not change whether or not you sell your shares.

         FUND SUMMARIES -- GARTMORE GLOBAL LEADERS FUND

OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long term capital growth by investing primarily in equity securities of global leaders. A global leader is defined as a company with a strong and improving franchise that is well positioned to take advantage of growth opportunities in its industry.

VGAMT, the Fund's investment adviser, has chosen Gartmore as a subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, the Fund invests at least 65% of its assets in equity securities of companies from at least three countries, including the U.S. The rationale for investing in global leaders arises from the increasing globalization of many industries coupled with the increasing importance of multinational strategies in leading corporations. Global leaders may be domiciled anywhere globally while adopting winning multinational strategies within their industries.

Gartmore adopts a sector approach and looks to identify those companies within industries with a strong and improving competitive advantage in key growth segments. The portfolio management team then identifies which of these companies have earnings growth potential greater than that expected by the stock market.

The Fund primarily invests in equity securities which may include equity interests in investment funds or trusts, convertible securities, common stocks, preferred stocks, warrants, real estate investment trust securities and depositary receipts.

The Fund may also invest in securities that are not part of its principal investment strategies as described above, but it will not hold more than 10% of its assets in any one type of these securities. See the Statement of Additional Information for a discussion of these securities.

Gartmore is a growth stock adviser and its investment philosophy rests on two fundamental principles:

- Growth investing can produce superior returns over the longer term, but consensus growth (or the market's expectations for earnings forecasts) tends to produce average returns. Therefore, Gartmore focuses on identifying companies that it believes offer earnings growth that exceeds market expectations.

- Gartmore looks to sell companies where there is significant risk that earnings growth will not meet market expectations.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by Gartmore's ability to assess economic conditions and investment opportunities.

FOREIGN RISK. Investments in foreign securities involve special risks which are not associated with domestic investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments, more volatile currencies and less established markets.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

DERIVATIVES RISK. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways.

         Fund Summaries -- Gartmore Global Leaders Fund

Counter-parties to over-the-counter derivatives contracts present default risks if such counterparties fail to fulfill their obligations. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 15.

PERFORMANCE

No performance information is provided because the Fund did not begin operations until August 30, 2000.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund.

                                                        Institutional
Shareholder Fees(1)                                        Service
(paid directly from your  Class A   Class B   Class C       Class
investment)               shares    shares    shares       shares
---------------------------------------------------------------------
Maximum Sales Charge      5.75%(2)  None      1.00%      None
(Load) imposed upon
purchases (as a
percentage of offering
price)
 .....................................................................
Maximum Deferred Sales    None(3)   5.00%(4)  1.00%(5)   None
Charge (Load) imposed on
redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)

                                                       Institutional
Annual Fund Operating                                     Service
Expenses (deducted from  Class A   Class B   Class C       Class
Fund assets)             shares    shares    shares       shares
--------------------------------------------------------------------
Management Fees(6)       1.00%     1.00%     1.00%      1.00%
 ....................................................................
Distribution and/or      0.25%     1.00%     1.00%      None
Service (12b-1) Fees
 ....................................................................
Other Expenses(7)        5.49%     5.47%     5.47%      5.45%
--------------------------------------------------------------------
TOTAL ANNUAL FUND        6.74%     7.47%     7.47%      6.45%
OPERATING EXPENSES
 ....................................................................
Amount of Fee            4.99%     5.12%     5.12%      5.03%
Waiver/Expense
Reimbursement
--------------------------------------------------------------------
NET EXPENSES AFTER       1.75%     2.35%     2.35%      1.42%
WAIVERS(8)

---------------

(1) If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares -- Buying Shares -- Class A and Class C sales charges" on page 22.

(3) A CDSC of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge.

(4) A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares -- Selling Shares -- Contingent deferred sales charge
    (CDSC) on Class A, Class B and Class C shares" on page 25.

(5) A CDSC of 1% is charged when you sell Class C shares within the first year after purchase.

(6) The Fund commenced operations on August 30, 2000. As a result, the management fee represents the fee which is payable to VGAMT under its contract with the Fund.

(7) As a new fund these are estimates for the current fiscal year ending October 31, 2001. These estimates do not take into account the expense limitation agreement between the Fund and VGAMT.

(8) VGAMT and the Fund have entered into a written contract limiting operating expenses to those listed in "Net Expenses After Waivers" through February 28, 2002. The Fund is authorized to reimburse VGAMT for management fees previously waived and/or for the cost of Other Expenses paid by VGAMT provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse VGAMT in this manner only applies to fees paid or reimbursement made by VGAMT at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses, and expense waivers for only one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                            1 year   3 years
-------------------------------------------------------------
Class A Shares                               $743     $2,032
 .............................................................
Class B Shares                               $738     $2,034
 .............................................................
Class C Shares                               $436     $1,817
 .............................................................
Institutional Service Class Shares           $145     $1,461

You would pay the following expenses on the same investment if you did not sell your shares(1):

                                            1 year   3 years
------------------------------------------------------------
Class B Shares                               $238    $1,734
 ............................................................
Class C Shares                               $336    $1,817

---------------

(1) Expenses paid on the same investment in Class A and Institutional Service Class shares do not change whether or not you sell your shares.

         FUND SUMMARIES -- GARTMORE INTERNATIONAL SMALL CAP GROWTH FUND

OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long-term capital growth by investing primarily in equity securities of small capitalization companies that are located outside of the United States.

VGAMT, the Fund's investment adviser, has chosen Gartmore as a subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, the Fund invests at least 65%, if not more, of its total assets in the equity securities of small capitalization companies that are headquartered, domiciled or have their principal business functions located outside the United States, including such companies in Europe, Australasia and the Far East. The Fund may make investments in any of the foreign countries across the globe and at minimum will make investments in at least three countries other than the United States. Gartmore selects regions or countries, and companies they believe have the potential to exceed market growth expectations.

WHAT IS MARKET CAPITALIZATION
Market capitalization is a common way to measure the size of a company based on the price of its common stock; it's simply the number of outstanding shares of the company multiplied by the current share price.

Gartmore generally considers a small capitalization company to be a company whose market capitalization is similar to companies represented by the Morgan Stanley Capital International (MSCI) Developed Countries EAFE Small Cap Index (small cap companies). The MSCI Developed Countries EAFE Small Cap Index is an index consisting of approximately 276 companies. As of December 31, 2000, the market capitalizations for companies in the MSCI Developed Countries EAFE Small Cap Index ranged from approximately $200 million to $800 million. The market capitalization range for companies in this index is updated annually.

The market capitalization of some companies in which the Fund invests may, after purchase, grow so that their market capitalization is no longer in the range represented by the MSCI Developed Countries EAFE Small Cap Index. Although the Fund will not purchase any more of this stock unless the company's market capitalization again falls in the Index's range, the Fund will consider this stock to be small cap for purposes of its commitment to invest 65% of its assets in securities of small cap companies.

The Fund invests primarily in equity securities which may include common stocks, preferred stocks, equity interests in foreign investment funds or trusts, convertible securities, and depositary receipts.

The Fund may also invest in securities that are not part of its principal investment strategies as described above, but it will not hold more than 10% of its assets in any one type of these securities. See the Statement of Additional Information for a discussion of these securities.

Gartmore is a growth stock adviser and its investment philosophy rests on two fundamental principles:

- Growth investing can produce superior returns over the longer term, but consensus growth (or the market's expectations for earnings forecasts) tends to produce average returns. Therefore, Gartmore focuses on identifying companies that it believes offer earnings growth that exceeds market expectations.

- Gartmore looks to sell companies where there is significant risk that earnings growth will not meet market expectations.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by Gartmore's ability to assess economic conditions and investment opportunities.

FOREIGN RISK. Investments in foreign securities involve special risks which are not associated with domestic investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments, more volatile currencies and less established markets.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

SMALL CAP RISK. The Fund's investments in the securities of smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

DERIVATIVES RISK. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. Counterparties to over-the-counter derivative contracts present default risks if such counterparties fail to fulfill their obligations. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 15.

PERFORMANCE

No performance information is provided because the Fund did not begin operations until on or about December 29, 2000.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund.

                                                        Institutional
Shareholder Fees(1)                                     Service         Institutional
(paid directly from your  Class A   Class B   Class C   Class           Class
investment)               shares    shares    shares    shares          Shares
-------------------------------------------------------------------------------------
Maximum Sales Charge      5.75%(2)  None      1.00%      None            None
(Load) imposed upon
purchases (as a
percentage of offering
price)
 .....................................................................................
Maximum Deferred Sales    None(3)   5.00%(4)  1.00%(5)   None            None
Charge (Load) imposed on
redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)

                                                       Institutional
Annual Fund Operating                                  Service         Institutional
Expenses (deducted from  Class A   Class B   Class C   Class           Class
Fund assets)             shares    shares    shares    shares          shares
------------------------------------------------------------------------------------
Management Fees(6)       1.10%     1.10%     1.10%      1.10%           1.10%
 ....................................................................................
Distribution and/or      0.25%     1.00%     1.00%      None            None
Service (12b-1) Fees
 ....................................................................................
Other Expenses(7)        6.04%     6.02%     6.02%      6.00%           6.00%
------------------------------------------------------------------------------------
TOTAL ANNUAL FUND        7.39%     8.12%     8.12%      7.10%           7.10%
OPERATING EXPENSES
 ....................................................................................
Amount of Fee            5.54%     5.67%     5.67%      5.58%           5.73%
Waiver/Expense
Reimbursement
------------------------------------------------------------------------------------
NET EXPENSES AFTER       1.85%     2.45%     2.45%      1.52%           1.37%
WAIVERS(8)

---------------

(1 )If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.

(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares -- Buying Shares -- Class A and Class C sales charges" on page 22.

(3) A CDSC of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge.

(4) A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying,

         Fund Summaries -- Gartmore International Small Cap Growth Fund

    Selling and Exchanging Fund Shares -- Selling Shares -- Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page 25.

(5) A CDSC of 1% is charged when you sell Class C shares within the first year after purchase.

(6) The Fund commenced operations on December 29, 2000. As a result, the management fee represents the fee which is payable to VGAMT under its contract with the Fund.

(7) As a new fund these are estimates for the current fiscal year ending October 31, 2001. These estimates do not take into account the expense limitation agreement between the Fund and VGAMT.

(8) VGAMT and the Fund have entered into a written contract limiting operating expenses to those listed in "Net Expenses After Waivers" through February 28, 2002. The Fund is authorized to reimburse VGAMT for management fees previously waived and/or for the cost of "Other Expenses" paid by VGAMT provided that any such reimbursement will not cause the Fund exceed the expense limitations noted above. The Fund's ability to reimburse VGAMT in this manner only applies to fees paid or reimbursements made by VGAMT at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses, and expense waivers for only one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                            1 year   3 years
------------------------------------------------------------
Class A Shares                               $752    $2,155
 ............................................................
Class B Shares                               $748    $2,162
 ............................................................
Class C Shares                               $446    $1,943
 ............................................................
Institutional Service Class Shares           $155    $1,593
 ............................................................
Institutional Class Shares                   $139    $1,580

You would pay the following expenses on the same investment if you did not sell your shares(1):

                                            1 year   3 years
------------------------------------------------------------
Class B Shares                               $248    $1,862
 ............................................................
Class C Shares                               $346    $1,943

---------------

(1) Expenses paid on the same investment in Class A, Institutional Class and Institutional Service Class shares do not change whether or not you sell your shares.

         MORE ABOUT THE FUNDS

PRINCIPAL INVESTMENTS AND TECHNIQUES

The Funds may use the following additional principal investments and techniques described below to increase returns, protect assets or diversify investments.

The Statement of Additional Information (SAI) contains additional information about all of the Funds, including the Funds' other investment techniques. To obtain a copy of the SAI, see the back cover.

PREFERRED STOCK. (ALL FUNDS) Holders of preferred stocks normally have the right to receive dividends at a fixed rate but do not participate in other amounts available for distribution by the issuer. Dividends on preferred stock may be cumulative, and cumulative dividends must be paid before common shareholders receive any dividends. Because preferred stock dividends usually must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible securities may be subordinated to other preferred stock of the same issuer.

CONVERTIBLE SECURITIES. (ALL FUNDS) Convertible securities -- also known as convertibles -- include bonds, debentures, notes, preferred stocks, and other securities. Convertibles are a hybrid security that have characteristics of both bonds and stocks. Like bonds, they pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stocks.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertible's market value. For example, as an underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than the common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a good source of dependable income. Therefore, if interest rates increase and "newer," better-paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar non-convertible securities such as bonds (bondholders must generally be paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a nationally recognized rating agency, or they are not rated at all.

WARRANTS. (GLOBAL LEADERS) A warrant is a security that gives the holder of the warrant the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

DERIVATIVES. (ALL FUNDS) A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives are available based on the performance of assets, interest rates, currency exchange rates, and various domestic foreign indexes. Derivatives afford leverage and can also be used in hedging portfolios.

REITS. (INTERNATIONAL GROWTH, GLOBAL LEADERS) A Fund may invest in real estate investment trusts (REITs). REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs.

         More About the Funds

REITs involve certain risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others, possible declines in the value of real estate, possible lack of availability of mortgage funds, and extended vacancies of properties.

DEPOSITARY RECEIPTS. (ALL FUNDS) A Fund may invest indirectly in securities of foreign issuers through sponsored or unsponsored American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and International Depositary Receipts
(IDRs) (collectively, depositary receipts). Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. GDRs, IDRs, and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or United States corporation. Depositary receipts which are not denominated in U.S. dollars will be subject to foreign currency exchange rate risks. Certain depositary receipts may not be listed on an exchange and therefore may be considered illiquid securities.

PRINCIPAL INVESTMENT RISKS

FOREIGN RISK. (ALL FUNDS) Foreign security investing involves special risks not presented by U.S. investing that can increase the chances that a Fund will lose money.

   - COUNTRY. General securities market movements in any country in which a Fund has investments are likely to affect the value of a Fund's securities that trade in that country. These movements will affect a Fund's share price and a Fund's performance. The political, economic and social structures of some countries in which a Fund invests may be less stable and more volatile than those in the U.S. The risk of investing in these countries include the possibility of the imposition of exchange controls, currency devaluation, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

   - FOREIGN MARKETS. Because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may make it difficult for a Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the U.S. This reduces the amount a Fund can earn on its investments.

   - GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. A Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund's portfolio manager to completely and accurately determine a company's financial condition.

   - CURRENCY. A significant portion of a Fund's investments will generally be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what a Fund owns and a Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency.

SMALL CAP RISK. (INTERNATIONAL SMALL CAP GROWTH) Historically, the securities of small companies have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small companies, the lower degree of liquidity in the markets for such securities, the greater impact caused by changes in investor perception of value, and the greater sensitivity of small cap companies to changing economic conditions. In addition, small cap companies may:

  - Lack depth of management.
  - Lack a proven track record.
  - Be unable to generate funds necessary for growth or development.
  - Be developing or marketing new products or services for which markets are not yet established and may never become established.
  - Market products or services which may become quickly obsolete.

Certain small cap companies in which the Fund invests may be in the technology related and biotechnology industries. Small cap companies in these industries may be subject to more abrupt or erratic price movements than small cap stocks in other industries. Therefore, while small cap companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

TEMPORARY DEFENSIVE POSITIONS

In response to economic, political or unusual market conditions, each Fund may invest up to 100% of its assets in cash or money market obligations. Should this occur, a Fund may not meet its investment objectives and may miss potential market upswings.

         MANAGEMENT

INVESTMENT ADVISER

Villanova Global Asset Management Trust (VGAMT), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the assets and supervises the daily business affairs of each of the Funds. VGAMT was organized in July 2000, and advises mutual funds and institutional separate accounts. As of December 31, 2000, VGAMT and its affiliates had approximately $35 million in assets under management.

Each Fund pays VGAMT a management fee, which is based on the Fund's average daily net assets. The annual management fees payable by the Fund, expressed as a percentage of a Fund's average daily net assets, are as follows:

Fund                                             Fee
-----------------------------------------------------
Gartmore Emerging Markets                        1.15%
 .....................................................
Gartmore International Growth                    1.00%
 .....................................................
Gartmore Global Leaders                          1.00%
 .....................................................
Gartmore International Small Cap Growth Fund     1.10%

SUBADVISER

Gartmore Global Partners (Gartmore), 121 W. Trade Street, Suite 3030, Charlotte, NC is the subadviser to the Funds. Subject to the supervision of VGAMT and the Trustees, Gartmore will manage each Fund's assets in accordance with the Fund's investment objective and strategies. Gartmore makes investment decisions for each Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

Gartmore is a global asset manager dedicated to serving the needs of U.S. based investors. Gartmore was formed in 1995 as a registered investment adviser and manages more than $1 billion in assets.

Gartmore takes a team approach to portfolio construction, allowing investors to benefit from the skills of all the members of the team, not just one investment manager. The following describes the persons primarily responsible for day-to-day management of each Fund.

PORTFOLIO MANAGEMENT TEAM --
GARTMORE EMERGING MARKETS FUND

Christopher Palmer and Philip Ehrmann of the Pacific and Emerging Markets Equity Team are the portfolio managers for the Gartmore Emerging Markets Fund. In that capacity, they are responsible for the day-to-day management of the Fund, including the selection of the Fund's investments.

Mr. Palmer joined Gartmore as an investment manager on the Pacific and Emerging Markets Equity Team in 1995. In 1999, he became responsible for managing U.S. portfolios for Gartmore.

Mr. Ehrmann joined Gartmore as Head of the Emerging Markets Equity team in 1995. He has also managed U.S. portfolios for Gartmore since 1995.

PORTFOLIO MANAGEMENT TEAM --
GARTMORE INTERNATIONAL GROWTH FUND

Stephen Watson, leader of the International Equities Team, is primarily responsible for the investment management of the Gartmore International Growth Fund.

Mr. Watson joined Gartmore in 1993 as a global fund manager. He is currently the Chief Investment Officer for Gartmore and a member of Gartmore's Global Policy Group.

PORTFOLIO MANAGEMENT TEAM --
GARTMORE GLOBAL LEADERS FUND

Gary Smith, Brian O'Neill and Neil Rogan, Gartmore's global specialists, are responsible for managing the Gartmore Global Leaders Fund.

Gary Smith joined Gartmore as Head of the Investment Risk Consultancy Team in 1990. He provides full quantitative research support for Gartmore's active investment managers. He also advises clients in the area of long-term strategy and issues related to benchmarks and risk controls. Mr. Smith became responsible for managing U.S. portfolios for Gartmore in 2000.

Brian O'Neill joined Gartmore in 1981 and became responsible for managing U.S. portfolios for Gartmore in 1997.

Neil Rogan joined Gartmore as Head of the Asia Pacific Team in September of 1997. In 2000, he became responsible for managing U.S. portfolios for Gartmore and is currently the Head of the International Equities Team. Prior to joining Gartmore, Mr. Rogan served as a Director and senior fund manager for Jardine Fleming Investment Management in Hong Kong from 1992 to 1997.

PORTFOLIO MANAGEMENT TEAM --
GARTMORE INTERNATIONAL SMALL CAP GROWTH FUND

Gartmore's International Small Cap Specialists are responsible for the Investment management of the Gartmore International Small Cap Growth Fund.

         BUYING, SELLING AND EXCHANGING FUND SHARES

CHOOSING A SHARE CLASS

As noted in the Fund Summaries, each Fund offers different share classes to give investors different price and cost options. Class A, Class B and Class C shares of the Funds are available to all investors; Institutional Service Class and Institutional Class shares are available to a limited group of investors.

The following sales charges will generally apply:

Front-End Sales Charge when you purchase:

     Class A shares

     Class C shares

Contingent Deferred Sales Charge (CDSC)(1):

     Class B shares if you sell your shares within six years of purchase

     Class C shares if you sell your shares within one year of purchase

No Sales Charges on Institutional Class or Institutional Service Class shares

Sales charges are paid to the Funds' distributor (the Distributor) which either retains them or pays them to a selling representative. Nationwide Advisory Services, Inc. is currently the Funds' Distributor. It is anticipated that on or about June 30, 2001, Villanova Distribution Services, Inc. will become the Funds' Distributor.

Class A, Class B and Class C shares each pay distribution and/or service fees under a Distribution Plan. These fees are retained by the Distributor or paid by the Distributor to brokers for distribution and shareholder services.

Class A and Institutional Service Class shares may also pay administrative service fees. These fees are paid to brokers and other entities who provide administrative support services to the beneficial owners of Class A and Institutional Service Class shares.

If you want lower annual fund expenses, Class A shares (and Institutional Service Class or Institutional Class shares if you are eligible to purchase them) may be right for you, particularly if you qualify for a reduction or waiver of sales charges. If you do not want to pay a front-end sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate. If you wish to pay a lower front-end sales charge than you would for Class A shares and are uncertain as to how long you may hold your shares, Class C shares may be right for you. The Funds reserve the right to reject an order of $50,000 or more for Class B shares or $250,000 or more for Class C shares and an order for Class B shares for Individual Retirement Accounts (IRA accounts) for shareholders 70 1/2 years old and older.

WHEN CHOOSING A SHARE CLASS, CONSIDER THE FOLLOWING:

             Class A shares                            Class B shares                            Class C shares
----------------------------------------------------------------------------------------------------------------------------
Front-end sales charge means that a       No front-end sales charge, so your full   Front-end sales charge means that a
portion of your initial investment goes   investment immediately goes toward        portion of your initial investment goes
toward the sales charge, and is not       buying shares                             toward the sales charge and is not
invested                                                                            invested. Front-end sales charge on
                                                                                    Class C is lower than Class A
 ............................................................................................................................
Reductions and waivers of the sales       No reductions of the CDSC available, but  Like Class B shares, no reductions of
charge available                          waivers available                         the CDSC are available, but waivers are
                                                                                    available
 ............................................................................................................................
Lower expenses than Class B and Class C   Higher distribution and service fees      Higher distribution and service fees
shares mean higher dividends per share    than Class A shares mean higher fund      than Class A shares mean higher fund
                                          expenses and lower dividends per share    expenses and lower dividends per share
 ............................................................................................................................
Conversion features are not applicable    After seven years, Class B shares         Unlike Class B shares, Class C shares do
                                          convert into Class A shares, which        not automatically convert into another
                                          reduces your future fund expenses         class
 ............................................................................................................................
No sales charge when shares are sold      CDSC if shares are sold within six        CDSC of 1% is applicable if shares are
back to the Fund(1)                       years: 5% in the first year, 4% in the    sold in the first year after purchase
                                          second, 3% in the third and fourth
                                          years, 2% in the fifth, and 1% in the
                                          sixth year
 ............................................................................................................................
No maximum investment limit               Investments of $50,000 or more not        Investments of $250,000 or more not
                                          permitted(2)                              permitted(3)

---------------

(1) A CDSC of up to 1% may be charged on certain redemptions of Class A shares purchased without a sales charge.

(2) This limit was calculated based on a seven year holding period.

(3)This limit was calculated based on a one year holding period.

For investors who are eligible to purchase Institutional Service Class or Institutional Class shares, the purchase of such shares will be preferable to purchasing Class A, Class B or Class C Shares.

 WHO CAN BUY INSTITUTIONAL SERVICE CLASS SHARES

 The Institutional Service Class shares are available for purchase only by the following:
   - retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and roll-over individual retirement accounts from such plans
   - tax-exempt employee benefit plans for which third party administrators provide recordkeeping services and are compensated by the Fund for such services
   - a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Service Class shares, where the investment is part of a program that collects an administrative service fee
   - registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Fund for services it provides
   - life insurance separate accounts to fund the benefits of variable annuity contracts issued to governmental entities as an investment option under their deferred compensation plans as defined under Section 457 of the Internal Revenue Code (the Code) or qualified plans adopted pursuant to
     Section 401(a) of the Code.

 WHO CAN BUY INSTITUTIONAL CLASS SHARES

 The Institutional Class shares are available for purchase only by the following:
   - funds of funds offered by the Distributor or other affiliates of Nationwide Mutual Funds
   - tax-exempt employee benefit plans if no third party administrator for the plan receives compensation from the Funds
   - Institutional advisory accounts of VGAMT or its affiliates and those having client relationships with an affiliate of VGAMT, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts
   - a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Class shares, where the investment is not part of a program that requires payment to the financial institution of a Rule 12b-1 or administrative service fee
   - registered investment advisers investing on behalf of institutions and high net-worth individuals entrusted to the adviser for investment purposes, if the adviser is compensated for its services exclusively from its clients for such advisory services
   - high net worth individuals desiring to purchase shares of the Funds directly through the Distributor, provided they are able to satisfy the minimum investment requirements described below.

         Buying, Selling and Exchanging Fund Shares

BUYING SHARES

PURCHASE PRICE. The purchase or "offering" price of each share of a Fund is its "net asset value" (NAV) next determined after the order is received, plus any applicable sales charge. A separate NAV is calculated for each class of a Fund. Generally, the NAV is based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities owned by a Fund, allocated to such class, less the liabilities allocable to such class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

MINIMUM INVESTMENTS --
CLASS A, CLASS B AND CLASS C SHARES

To open an account (per Fund)                                             $1,000
 ................................................................................
Through the Automatic Asset
Accumulation plan per transaction                                            $25
 ................................................................................
Additional investments (per Fund)                                           $100
 ................................................................................
MINIMUM INVESTMENT --
INSTITUTIONAL SERVICE CLASS

To open an account (per Fund)                                            $50,000
 ................................................................................

Additional investments                                                      None
 ................................................................................
INSTITUTIONAL CLASS SHARES

To open an account (per Fund)                                         $1,000,000
 ................................................................................

Additional investments                                                      None
-------------------------------------

If you purchase shares through an account at a broker different minimum account requirements may apply. These minimum investment requirements do not apply to certain retirement plans or omnibus accounts. Call 1-800-848-0920 for more information.
The Funds do not calculate NAV on the following days:
  - New Year's Day
  - Martin Luther King, Jr. Day
  - Presidents' Day
  - Good Friday
  - Memorial Day
  - Independence Day
  - Labor Day
  - Thanksgiving Day
  - Christmas Day
  - Other days when the New York Stock Exchange is not open.
Each Fund reserves the right not to determine an NAV when:
  - It has not received any orders to purchase, sell or exchange shares.
  - Changes in the value of that Fund's portfolio do not affect the NAV.
If current prices are not available for a security, or if Villanova SA Capital Trust (VSA), as the Fund's administrator, or its agent, determines a price does not represent fair value, a Fund's investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

IN-KIND PURCHASES. The Funds reserve the right to accept payment for shares in the form of securities that are permissible investments for the Funds.

CLASS A AND CLASS C SALES CHARGES

CLASS A SHARES

The chart below shows the Class A sales charges, which decrease as the amount of your investment increases.

                                                      Sales charge
                                     Sales charge       as % of
                                       as % of           amount
Amount of purchase                  offering price      invested
------------------------------------------------------------------
Less than $50,000                   5.75%             6.10%
 ..................................................................
$50,000 to $99,999                  4.50              4.71
 ..................................................................
$100,000 to $249,999                3.50              3.63
 ..................................................................
$250,000 to $499,999                2.50              2.56
 ..................................................................
$500,000 to $999,999                2.00              2.04
 ..................................................................
$1 million to $24,999,999           0.50              0.50
 ..................................................................
$25 million or more                 0.25              0.25

CLASS C SHARES

Sales of Class C shares will be charged a sales charge of 1.00% of the offering price (1.01% of the amount invested).

CLASS A FINDERS' FEES

For certain sales of Class A shares at net asset value to employer sponsored retirement plans (other than those investing in the Funds through a variable insurance product) which are subject to a CDSC as described below, the Funds will pay a finder's fee to the dealer at the time of purchase. For the dealer to be eligible for the finder's fee, the following requirements apply:
  - The purchase of shares must be made by one employer-sponsored retirement plan within a twelve month period from the initial purchase of any Nationwide Mutual Funds (Nationwide Funds) Class A shares.

  - The purchase can be made in any combination of Nationwide Funds.
  - The employer sponsored plan will be subject to a CDSC for shares redeemed in any employer initiated redemption within the first three years of purchase (the applicable CDSC will be charged as described below).
If these conditions are met, a finder's fee will be paid on the purchase at the following rates:

     - 1.00% for sales of the Nationwide Funds of $1 million and more but less than $3 million.

     - 0.50% for sales of the Nationwide Funds of $3 million and more but less than $50 million.

     - 0.25% for sales of the Nationwide Funds of $50 million or more.

REDUCTION AND WAIVER OF CLASS A SALES CHARGES

Shareholders can reduce or eliminate Class A shares' initial sales charge through one or more of the discounts described below:

  - An increase in the amount of your investment. The table above shows how the sales charge decreases as the amount of your investment increases.
  - Family Member Discount. Members of your family who live at the same address can combine investments in the Nationwide Funds (except purchases of the Money Market Fund), possibly reducing the sales charge.
  - Lifetime Additional Discount. You can add the value of any of the Nationwide Funds Class A shares (except the Money Market Fund) you already own with the value of the shares you are purchasing, which may reduce the applicable sales charge.
  - Insurance Proceeds or Benefits Discount Privilege. If you use the proceeds of an insurance policy issued by any member of Nationwide Insurance to purchase Class A shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.
  - No sales charge on a repurchase. If you sell Fund shares from your account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A shares that you buy within 30 days of selling Class A shares of an equal or lesser amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.
  - Letter of Intent Discount. State in writing that during a 13-month period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A shares (excluding the Nationwide Money Market Fund) and your sales charge will be based on the total amount you intend to invest. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of a Fund; it is merely a statement of intent. Call 1-800-848-0920 for more information.

WAIVER OF CLASS A SALES CHARGES

The Class A sales charges will be waived for the following purchasers:

  - Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor, to waive sales charges for those persons.
  - Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the Distributor.
  - Any person who pays for the shares with the proceeds of a sale of non-Nationwide mutual fund shares. To qualify, you must have paid an initial sales charge or CDSC on the shares sold. You must purchase the Class A shares within 60 days of the sale, and you must request the waiver when you purchase the Class A shares (the Funds may require evidence that you qualify for this waiver).
  - Employer-sponsored retirement plans, including pension, profit sharing or deferred compensation plans which are qualified under sections 401(a), 403(b) or 457 of the Internal Revenue Code.
  - Trustees and retired Trustees of Nationwide Mutual Funds (including its predecessor Trusts).
  - Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grandchildren) and immediate relatives of deceased employees of any member of Nationwide Insurance and Nationwide Financial companies, or any investment advisory clients of

         Buying, Selling and Exchanging Fund Shares

    Villanova Mutual Fund Capital Trust (VMF), VGAMT, VSA and their affiliates.
  - Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time (including but not limited to, Farmland Insurance Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farmers' Association, Ruralite Services, Inc., and Southern States Cooperative).

Additional investors eligible for sales charge waivers may be found in the SAI.

CONVERSION OF CLASS B SHARES

After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same. We do the conversion on the first business day of the month following the seventh anniversary of the date of your purchase.

HOW TO PLACE YOUR PURCHASE ORDER

If you wish to purchase Class A, Class B or Class C shares, you may purchase them using one of the methods described below. When you buy shares, be sure to specify the class of shares. If you don't choose a class, your investment will be made in Class A shares. Eligible entities wishing to purchase Institutional Service Class or Institutional Class shares should contact Customer Service at 1-800-848-0920 for information regarding such purchases.

BY MAIL. Complete and mail the application with a check or money order made payable to Nationwide Mutual Funds, P.O. Box 1492, Columbus, Ohio 43216-1492. Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Funds will not accept third-party checks.

BY WIRE. You can request that your bank transmit funds (federal funds) by wire to the Funds' custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920 by 4 p.m. Eastern Time, and the wire must be received by the custodian bank by the close of business on the day you placed your order or your order will be cancelled. You may be liable for any loss to a Fund resulting from the cancellation. Please note that your bank may charge a fee to wire funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

BY TELEPHONE (NATIONWIDE FUNDS NOW). Call 1-800-637-0012, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear Fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use Nationwide Funds NOW to make purchases.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with the Distributor.

ON-LINE. Log on to our website www.nationwidefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can download a Fund prospectus or receive information on all of our funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

NATIONWIDE FUNDS NOW                                              1-800-637-0012

Our customized voice-response system, available 24 hours a day, seven days a week

CUSTOMER SERVICE                                                  1-800-848-0920

Representatives are available to answer questions between 8 a.m. and 5 p.m. Eastern Time. (Monday through Friday, except Thursday, when representatives are available between 9:30 a.m. and 5 p.m. Eastern Time.)

For additional information on buying shares and shareholder services, call Customer Service or contact your sales representative.

SELLING SHARES

You can sell or, in other words, redeem your shares of the Funds at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after the Fund receives your properly completed order to sell in its offices in Columbus, Ohio. Of course, the value of the shares you sell may be more or less than their original purchase price depending upon the market value of a Fund's investments at the time of the sale.

Properly completed orders contain all necessary paperwork to authorize and complete the transaction. The Funds may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a signature guarantee.

Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased by check may be delayed until the check clears, which may take up to 10 business days from the date of your purchase.

Under extraordinary circumstances, a Fund may elect to honor your redemption request by transferring some of the securities held by the Fund directly to you. For more information about a Fund's ability to make such a redemption in kind, see the SAI.

RESTRICTIONS ON SALES

You may not be able to sell your shares of a Fund or a Fund may delay paying you the proceeds from a sale when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists.

SIGNATURE GUARANTEE -- CLASS A, CLASS B, AND CLASS C SHARES

A signature guarantee is required under the following circumstances:

  - if your account address has changed within the last 10 business days, or

  - if the redemption check is made payable to anyone other than the registered shareholder, or

  - if the proceeds are sent to a bank account not previously designated or changed within the past 10 business days, or

  - if the proceeds are mailed to any address other than the address of record, or

  - if the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

The Distributor reserves the right to require a signature guarantee in other circumstances, without notice.

CONTINGENT DEFERRED SALES CHARGE (CDSC) ON CLASS A, CLASS B AND CLASS C SHARES

You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The sales charge applies if your sale causes the value of Class B shares in your account to fall below the total amount of all purchases of Class B shares you made during the preceding six years. The sales charge is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. The amount of the sales charge will decrease as illustrated in the following chart:

                        1       2       3       4       5       6           7
Sale within            year   years   years   years   years   years   years or more
-----------------------------------------------------------------------------------
Sales charge            5%      4%      3%      3%      2%      1%          0%

All purchases during the month are grouped together and will be treated as if made on the last day of the preceding month.

Under certain circumstances, employer-sponsored retirement plans investing in Class A shares without a sales charge and for which a finder's fee has been paid (other than those investing in the Funds through variable insurance products) may be charged a CDSC if shares are redeemed within three years after purchase. The CDSC will be 1% for the first year, 0.50% for the second year and 0.25% for the third year.

With respect to Class C shares, you must pay a CDSC of 1% if you sell your Class C shares within the first year after you purchased them.

         Buying, Selling and Exchanging Fund Shares

We do not impose a CDSC on Class A, Class B or Class C shares purchased through reinvested dividends and distributions. If you sell your Class B or Class C shares and reinvest the proceeds in Class B or Class C shares within 30 days, the Funds will deposit an amount equal to any CDSC on Class B or Class C shares you paid into your account. Also, we will waive the CDSC on Class B or Class C shares if you sell shares following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or a determination of disability and for mandatory withdrawals from IRA accounts after age 70 1/2 years. For more information, see the SAI.

HOW TO PLACE YOUR SALE ORDER

You can request the sale of your Class A, Class B or Class C shares in any of the ways described below. A signature guarantee may be required under certain circumstances. Please refer to the section entitled "Signature Guarantee -- Class A, Class B and Class C shares". Eligible entities wishing to sell Institutional Service Class or Institutional Class shares should contact the Distributor at 1-800-848-0920 for information regarding such sales.

BY TELEPHONE (NATIONWIDE FUNDS NOW), Calling 1-800-637-0012 connects you to our automated voice-response system, available 24 hours a day, seven days a week, for easy access to mutual fund information. You can sell shares and have the check mailed to your address of record, unless you declined this option on your application. Only the following types of accounts can use Nationwide Funds NOW to sell shares: Individual, Joint, Transfer on Death, Trust, and Uniform Gift/ Transfer to Minor accounts. You can call 1-800-637-0012 after 7 p.m. Eastern Time to learn the day's closing share price.

CAPITAL GAINS TAXES
If you sell Fund shares for more than you paid for them, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and Taxes -- Selling Fund Shares" on page 29.

THROUGH OUR CUSTOMER SERVICE LINE, Unless you declined the telephone redemption privilege on your application, you can call and request that a check payable to the shareholder of record be mailed to the address of record. You can sell shares of your IRA by telephone if we receive the proper forms. The distribution from an IRA will be subject to a mandatory 10% federal withholding tax, unless you inform us in writing not to withhold taxes. For additional information or to request the forms, please call the Customer Service line at 1-800-848-0920. The Funds will use procedures to confirm that telephone instructions are genuine. If a Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Fund will be held harmless for any loss, claims or liability arising from its compliance with the instructions. The Funds may record telephone instructions to sell shares. The Funds reserve the right to revoke this privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

BY BANK WIRE. The Funds can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application) unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the Fund written notice of its termination.) Your proceeds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE (ACH). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been received by the appropriate Fund. Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.)

BY MAIL OR FAX. Write a letter to Nationwide Mutual Funds, P.O. Box 1492, Columbus, Ohio 43216-1492 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must include your date of birth and indicate whether or not you want the Funds to withhold federal income tax from your proceeds. Your sale of shares will be processed on the date the Funds receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next business day. The Funds reserve the right to require the original document if you fax your letter.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you have an account with such a broker, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or its designated intermediary. Your broker or financial intermediary may charge a fee for this service.

ON-LINE. Log on to our website, www.nationwidefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can receive information on all of our funds by downloading a prospectus or using other methods as well as information concerning your own personal accounts on-line. You may also perform transactions, such as purchases, redemptions and exchanges. A Fund may terminate the ability to sell Fund shares on this website at any time, in which case you may continue to sell shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ACCOUNTS WITH LOW BALANCES -- CLASS A, CLASS B AND CLASS C SHARES

We may sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $250. Before the account is closed, we will give you notice and allow you 90 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts. This does not apply to Automatic Asset Accumulation accounts.

For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

DISTRIBUTION PLAN

In addition to the sales charges which you may pay for Class A, Class B and Class C shares, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits the Class A, Class B and Class C shares of the Funds to compensate the Distributor for expenses associated with distributing such shares and providing shareholder services.

DISTRIBUTION AND SERVICE FEES

Under the Distribution Plan, Class A, Class B and Class C shares of the Funds pay the Distributor compensation which is accrued daily and paid monthly. Each Fund shall pay amounts not exceeding an annual amount of:

CLASS                            AS A % OF DAILY NET ASSETS
----------------------------------------------------------------
Class A shares               0.25% (distribution or service fee)
 ................................................................
Class B shares               1.00% (0.25% service fee)
 ................................................................
Class C shares               1.00% (0.25% service fee)

Institutional Service Class and Institutional Class shares pay no 12b-1 fees.

Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

EXCHANGING SHARES

You can exchange the shares you own for shares of another fund within Nationwide Funds (except the Nationwide Morley Capital Accumulation Fund) so long as they are the same class of shares, both accounts have the same owner, and your first purchase in the new fund meets the fund's minimum investment requirement. For example, you can exchange Class A shares of any one of the Funds for Class A shares of any other fund within the Nationwide Funds, but you can not exchange Class A shares for Class B, Class C, Institutional Class or Institutional Service Class shares.

CAPITAL GAINS TAXES
Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see "Distributions and Taxes -- Exchanging Fund Shares" on page 29.

Generally there is no sales charge for exchanges of Class B, Class C, Institutional Service Class or Institutional Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the fund into which you are exchanging. If you exchange Prime Shares of the Nationwide Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Money Market Fund. Exchanges into the Prime Shares of the Money Market Fund are only permitted from Class A, Class B, and Institutional Service Class shares. If you exchange Class B shares (or

         Buying, Selling and Exchanging Fund Shares

certain Class A shares subject to a CDSC) for Prime Shares of the Money Market Fund, the time you hold shares in the Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Money Market Fund, you will pay the sales charge that would have been charged if the initial Class B (or certain Class A) shares had been sold at the time they were originally exchanged into the Money Market Fund. If you exchange your Prime Shares of the Money Market Fund back into Class B (or certain Class A) shares, the time you held the Class B (or Class A) shares prior to the exchange will be counted for purposes of calculating the CDSC. Class C shares cannot be exchanged into Prime Shares of the Money Market Fund; therefore, you will pay any applicable CDSC at the time that you redeem Class C shares and purchase Prime Shares of the Money Market Fund.

The Board of Trustees has approved holding a shareholder meeting for the Prestige Balanced and Prestige International Funds; at the meeting, shareholders of each of these funds will be asked to approve its liquidation. Because it is anticipated that these funds will be liquidated shortly after shareholder approval is obtained, beginning March 1, 2001, you may no longer exchange into the Prestige Balanced or Prestige International Funds.

HOW TO PLACE YOUR EXCHANGE ORDER

You can request an exchange of shares in writing, by fax, by phone, or by on-line access (see "Buying Shares -- How to place your purchase order" on page 24 or the back cover for contact information). If you make your request in writing, please be sure all account owners sign the letter. Your exchange will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling Nationwide Funds NOW, our automated voice-response system, or by logging on to our website at www.nationwidefunds.com. You will have automatic exchange privileges unless you decline this option on your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days written notice to shareholders.

EXCESSIVE EXCHANGE ACTIVITY

The Trust reserves the right to reject any exchange request it believes will increase transaction costs, or otherwise adversely affect other shareholders. Specifically, exchange activity may be limited to 12 exchanges within a one year period or 1% of the Fund's NAV. A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

         DISTRIBUTIONS AND TAXES
The following information is provided to help you understand the income and capital gains you can earn when owning Fund shares, as well as the federal taxes you may have to pay on this income. For tax advice regarding your personal tax situation, please speak with your tax adviser.

DISTRIBUTIONS OF INCOME DIVIDENDS

Each quarter, each Fund distributes any available income dividends to shareholders. Income dividends are taxable to you as ordinary income for federal income tax purposes, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount of income dividends distributed to you will be reported in a Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividend-received deduction.

DISTRIBUTIONS OF CAPITAL GAINS

If a Fund has net realized capital gains at the end of the calendar year (meaning the gains from sales of securities exceed any losses from sales), it will distribute this capital gain to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. On Form 1099, we will report the amount of net short-term capital gains and net long-term capital gains distributed to you during the year. Currently, for individuals, long-term capital gains are taxed at a maximum rate of 20%; short-term capital gains are taxed as ordinary income, such as interest or dividends. For more information regarding capital gains tax rates, speak with your tax adviser.

REINVESTING DISTRIBUTIONS

All income and capital gains distributions will be reinvested in shares of the applicable Fund. You may request a payment in cash in writing if distributions are in excess of $5. You may be subject to tax on reinvested distributions. If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund as of the cancellation date. No interest is paid during the time the check is outstanding.

CHANGING YOUR DISTRIBUTION OPTION
If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.

You may be subject to federal backup withholding at a rate of 31% of each distribution unless you certify that the taxpayer identification number you gave us is correct, and that you are not subject to withholding. (We will, however, withhold taxes if the Internal Revenue Service notifies us that such certifications are not accurate, or as may otherwise be required under the Internal Revenue Code.)

STATE AND LOCAL TAXES

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser.

SELLING FUND SHARES

Selling Fund shares for more than you paid for them gives you a capital gain, which is subject to federal income tax. The amount of tax depends on how long you held your shares. For individuals, long-term capital gains are currently taxed at a maximum rate of 20%; and short-term capital gains are taxed as ordinary income, such as interest or dividends. Capital gains from your sale of Fund shares is not reported on Form 1099; you or your tax adviser should keep track of your purchases, sales, and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset certain capital gains you may have.

EXCHANGING FUND SHARES

Exchanging your shares of a Fund for another fund within the Nationwide Funds is considered a sale for income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have capital gains, which are subject to the federal income taxes described above. If you exchange Fund shares for a loss, you may be able to use this capital loss to offset certain capital gains you may have.

         FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the life of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned [or lost] on an investment in the Funds (assuming reinvestment of all dividends and distributions and no sales charges). This information has been audited by KPMG LLP, whose report, along with the Funds' financial statements, are included in the Trust's annual reports, which are available upon request. Shares of the International Small Cap Growth Fund and Class C shares had not been offered to the public as of October 31, 2000.

                                                                           GARTMORE EMERGING MARKETS FUND
                                                              ---------------------------------------------------------
                                                                          PERIOD ENDED OCTOBER 31, 2000(a)
                                                              ---------------------------------------------------------
                                                                                                  INSTITUTIONAL SERVICE
                                                              CLASS A SHARES    CLASS B SHARES        CLASS SHARES
                                                              --------------    --------------    ---------------------
NET ASSET VALUE -- BEGINNING OF PERIOD                           $ 10.00           $ 10.00               $ 10.00
                                                                 -------           -------               -------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                                     (0.01)            (0.01)                   --
  Net realized and unrealized loss                                 (1.87)            (1.88)                (1.88)
                                                                 -------           -------               -------
     Total investment activities                                   (1.88)            (1.89)                (1.88)
                                                                 -------           -------               -------
DISTRIBUTIONS:
  In excess of net investment income                               (0.01)            (0.01)                (0.01)
                                                                 -------           -------               -------
     Total distributions                                           (0.01)            (0.01)                (0.01)
                                                                 -------           -------               -------
NET ASSET VALUE -- END OF PERIOD                                 $  8.11           $  8.10               $  8.11
                                                                 =======           =======               =======
Total Return (excluding any sales charges)(b)                     (18.90)%          (19.00)%              (18.90)%
RATIOS AND SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)                             $ 1,366           $ 1,353               $ 1,354
  Ratio of expenses to average net assets(c)                        2.15%             2.75%                 1.82%
  Ratio of net investment income (loss) to average net
     assets(c)                                                     (0.35)%           (0.95)%               (0.02)%
  Ratio of expenses to average net assets*(c)                       7.24%             7.96%                 6.95%
  Portfolio turnover rate(b,d)                                     10.88%            10.88%                10.88%

---------------

 *Ratios calculated as if no expenses were waived and/or reimbursed.

(a) The Fund commenced operations on August 30, 2000.

(b) Not annualized.

(c) Annualized.

(d) Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

                                                                        GARTMORE INTERNATIONAL GROWTH FUND
                                                             ---------------------------------------------------------
                                                                         PERIOD ENDED OCTOBER 31, 2000(a)
                                                             ---------------------------------------------------------
                                                                                                 INSTITUTIONAL SERVICE
                                                             CLASS A SHARES    CLASS B SHARES        CLASS SHARES
                                                             --------------    --------------    ---------------------
NET ASSET VALUE -- BEGINNING OF PERIOD                           $10.00            $10.00               $10.00
                                                                 ------            ------               ------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                                       --             (0.01)                0.01
  Net realized gain and unrealized loss                           (1.14)            (1.14)               (1.15)
                                                                 ------            ------               ------
     Total investment activities                                  (1.14)            (1.15)               (1.14)
                                                                 ------            ------               ------
NET ASSET VALUE -- END OF PERIOD                                 $ 8.86            $ 8.85               $ 8.86
                                                                 ======            ======               ======
Total Return (excluding sales charges)(b)                        (11.40)%          (11.50)%             (11.40)%
RATIOS AND SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)                             $2,975            $2,950               $2,954
  Ratio of expenses to average net assets(c)                       1.85%             2.45%                1.52%
  Ratio of net investment income (loss) to average net
     assets(c)                                                     0.05%            (0.54)%               0.39%
  Ratio of expenses to average net assets*(c)                      4.01%             4.75%                3.75%
  Portfolio turnover rate(b,d)                                    46.31%            46.31%               46.31%

---------------

 *Ratios calculated as if no expenses were waived and/or reimbursed.
(a) The Fund commenced operations on August 30, 2000.

(b) Not annualized.

(c) Annualized.

(d) Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

         Financial Highlights

                                                                            GARTMORE GLOBAL LEADERS FUND
                                                              ---------------------------------------------------------
                                                                          PERIOD ENDED OCTOBER 31, 2000(a)
                                                              ---------------------------------------------------------
                                                                                                  INSTITUTIONAL SERVICE
                                                              CLASS A SHARES    CLASS B SHARES        CLASS SHARES
                                                              --------------    --------------    ---------------------
NET ASSET VALUE -- BEGINNING OF PERIOD                            $10.00            $10.00               $10.00
INVESTMENT ACTIVITIES:
  Net investment income (loss)                                        --                --                 0.01
  Net realized and unrealized loss                                 (0.88)            (0.89)               (0.89)
                                                                  ------            ------               ------
     Total investment activities                                   (0.88)            (0.89)               (0.88)
                                                                  ------            ------               ------
NET ASSET VALUE -- END OF PERIOD                                  $ 9.12            $ 9.11               $ 9.12
                                                                  ======            ======               ======
Total Return (excluding any sales charges)(b)                      (8.80)%           (8.90)%              (8.80)%
RATIOS AND SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)                              $1,542            $1,519               $1,521
  Ratio of expenses to average net assets(c)                        1.68%             2.26%                1.36%
  Ratio of net investment income (loss) to average net
     assets(c)                                                      0.05%            (0.53)%               0.37%
  Ratio of expenses to average net assets*(c)                       6.74%             7.47%                6.45%
  Portfolio turnover rate(b,d)                                     21.59%            21.59%               21.59%

---------------

 *Ratios calculated as if no expenses were waived and/or reimbursed.

(a) The Fund commenced operations on August 30, 2000.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

INFORMATION FROM NATIONWIDE

Please read this Prospectus before you invest, and keep it with your records. The following documents contain additional information about the Funds. To obtain a document free of charge, contact us at the address or number listed below.

- Statement of Additional Information (incorporated by reference into this Prospectus)

- Annual Reports (which contain a discussion of the market conditions and investment strategies that significantly affected the Funds' performance)

- Semi-Annual Reports (as available)

FOR ADDITIONAL INFORMATION CONTACT:

Nationwide Family of Funds
P.O. Box 1492
Columbus, Ohio 43216-1492
(614) 428-3278 (fax)

Nationwide Logo

FOR INFORMATION, ASSISTANCE AND WIRE ORDERS:

1-800-848-0920 (toll free, 8 a.m. - 5 p.m. Eastern Time (Monday through Friday, except Thursday, when representatives are available between 9:30 a.m. and 5 p.m. Eastern Time)).

FOR 24-HOUR ACCOUNT ACCESS:

1-800-637-0012 (toll free)
Also, visit the Nationwide Funds' website at www.nationwidefunds.com

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

INVESTMENT COMPANY ACT FILE NO. 811-08495

NATIONWIDE FAMILY OF FUNDS
P.O. BOX 1492
COLUMBUS, OHIO 43216-1492

HS-1292-3/01

NATIONWIDE(R) FAMILY OF FUNDS

Prospectus

March 1, 2001

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

- Gartmore Global Technology and Communications Fund

         TABLE OF CONTENTS

FUND SUMMARY................................................................   2

MORE ABOUT THE FUND..........................................................  6
Principal Investments and
Techniques........                                                             6
Principal Investment
Risks.............                                                             6

MANAGEMENT...................................................................  8
Investment
Adviser...........                                                             8
Portfolio
Manager...........                                                             8

BUYING, SELLING AND EXCHANGING FUND SHARES...................................  9
Choosing a Share
Class.............                                                             9
Buying Shares.....                                                            10
Selling Shares....                                                            13
Distribution
Plan..............                                                            15
Exchanging
Shares............                                                            16

DISTRIBUTIONS AND TAXES.....................................................  18
Distributions of Income
Dividends.........                                                            18
Distributions of Capital
Gains.............                                                            18
Reinvesting
Distributions.....                                                            18
State and Local
Taxes.............                                                            18
Selling Fund
Shares............                                                            18
Exchanging Fund
Shares............                                                            18

FINANCIAL HIGHLIGHTS........................................................  19

ADDITIONAL INFORMATION................................................BACK COVER

         FUND SUMMARY
This prospectus provides information about the Gartmore Global Technology and Communications Fund (the "Fund"). The following section summarizes key information about the Fund, including information regarding the investment objective, principal strategies, principal risks, performance and fees for the Fund. The Fund's investment objective can be changed without shareholder approval. Use the summary to compare the Fund with other mutual funds. More detailed information about the risks and investment techniques of the Fund can be found in "More About the Fund" beginning on page 6. "You" and "your" refer to potential investors and current shareholders of the Fund.

The Fund Summary contains a discussion of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its objective or that the Fund's performance will be positive for any period of time.

A QUICK NOTE ABOUT SHARE CLASSES

The Fund has four different share classes:

          - Class A
          - Class B
          - Class C
          - Institutional Service Class

The fees, sales charges and expenses for each share class are different, but each share class of the Fund represents an investment in the same assets of the Fund. Having different share classes simply lets you choose the cost structure that's right for you.

The fees and expenses for the Fund are set forth in the Fund Summary. For more information about which share class is right for you, see "Buying, Selling and Exchanging Fund Shares -- Choosing a Share Class" beginning on page 9.

OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long term capital appreciation.

To achieve its objective, the Fund invests at least 65% of its total assets in equity securities issued by U.S. and foreign companies with business operations in technology and communications and/or technology and communications related industries. These companies may include, for example, companies that develop, produce and distribute products or services in the computer, semi-conductor, electronics, communications, health care, and biotechnology sectors. A security will generally be considered appropriate if (as determined by the investment adviser) at least 50% of the issuer's assets, revenues, or net income is related to, or derived from, the industry or industries designated for the Fund.

TECHNOLOGY is the use of science to create new products and services. The industry comprises information technology and communications as well as medical, environmental and biotechnology.

The Fund may invest in companies domiciled in any country and allocates its assets among securities that are expected to provide the best opportunities for meeting its investment objective. However, normally at least 65%, if not more, of its total assets will be invested in companies in at least three different countries, one of which may be the U.S. If the portfolio manager thinks that advantageous investment opportunities exist in countries with emerging securities markets, the Fund will invest in those countries.

The Fund may invest in companies of any size. The Fund may invest in securities of large companies that are well established in the world technology market because they can be expected to grow with the market. The Fund may also invest in securities of small to mid-size companies to the extent that they provide strong prospects for future growth.

In analyzing specific companies for possible investment, the Fund's portfolio manager ordinarily looks for several of the following characteristics:

   - Above-average per share earnings growth.
   - High return on invested capital.
   - A healthy balance sheet.
   - Sound financial and accounting policies and overall financial strength.
   - Strong competitive advantages.
   - Effective research and product development and marketing.
   - Development of new technologies.
   - Efficient service.
   - Pricing flexibility.
   - Strong management.
   - General operating characteristics that will enable the company to compete successfully in its respective markets.

Villanova Mutual Fund Capital Trust (VMF), the Fund's investment adviser, considers whether to sell a particular security when any of these factors materially change.

The Fund may also lend portfolio securities on a short-term or long-term basis up to 30% of its total assets. VMF expects a high portfolio turnover rate of 300% or more.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the portfolio manager's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

         Fund Summary

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

SMALL CAP RISK. To the extent the Fund invests in securities of smaller capitalization companies, it may be riskier than investments in larger, more established companies. The stocks of smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

FOREIGN RISK. Investments in foreign securities involve special risks which are not associated with domestic investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments and less established markets.

SECTOR RISK. The Fund is susceptible to factors affecting technology and communications and technology- and communications-related industries and therefore the value of the Fund's investments may be more volatile than other funds that invest in a broader range of securities across different industries.

PORTFOLIO TURNOVER RISK. The Fund will attempt to buy securities with the intent of holding them for investment, but the portfolio manager may engage in active and frequent trading of securities if he believes doing so is in the best interest of the Fund. A higher portfolio turnover rate may result in higher transaction costs for the Fund and increase the volatility of the Fund. In addition, a higher portfolio turnover rate may cause a shareholder to have additional tax consequences as a result of owning the Fund.

For more detailed information about the Fund's investments and risks, see "More About the Fund" beginning on page 6.

PERFORMANCE

No performance information is provided because the Fund did not begin operations until June 30, 2000.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund.

                                                        Institutional
Shareholder Fees(1)                                        Service
(paid directly from your  Class A   Class B   Class C       Class
investment)               shares    shares    shares       shares
---------------------------------------------------------------------
Maximum Sales Charge      5.75%(2)  None      1.00%      None
(Load) imposed upon
purchases (as a
percentage of offering
price)
 .....................................................................
Maximum Deferred Sales    None(3)   5.00%(4)  1.00%(5)   None
Charge (Load) imposed on
redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)

                                                              Institutional
                                                                 Service
Annual Fund Operating Expenses  Class A   Class B   Class C       Class
(deducted from Fund assets)     shares    shares    shares       shares
---------------------------------------------------------------------------
Management Fees(6)               0.98%     0.98%     0.98%       0.98%
 ...........................................................................
Distribution and/or Service      0.25%     1.00%     1.00%        None
(12b-1) Fees
 ...........................................................................
Other Expenses(7)                3.20%     3.20%     3.20%       3.19%
---------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING      4.43%     5.18%     5.18%       4.17%
EXPENSES
 ...........................................................................
Amount of Fee Waiver/Expense     2.70%     2.85%     2.85%       2.77%
Reimbursement
---------------------------------------------------------------------------
NET EXPENSES AFTER WAIVERS(8)    1.73%     2.33%     2.33%       1.40%

---------------

(1) If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares -- Buying Shares -- Class A and Class C sales charges" on page 11.

(3) A contingent deferred sales charge (CDSC) of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge.

(4) A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying,

    Selling and Exchanging Fund Shares -- Selling Shares -- Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page 14.

(5) A CDSC of 1% is charged when you sell Class C shares within the first year after purchase.

(6) The Fund commenced operations on June 30, 2000. As a result, the management fee represents the fee that is payable to VMF under its contract with the Fund.

(7) As a new fund these are estimates for the current fiscal year ending October 31, 2001. These estimates do not take into account the expense limitation agreement between the Fund and VMF.

(8) VMF and the Fund have entered into a written contract limiting operating expenses to those listed in "Net Expenses After Waivers" through February 28, 2002. The Fund is authorized to reimburse VMF for management fees previously waived and/or for the cost of Other Expenses paid by VMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse VMF in this manner only applies to fees paid or reimbursement made by VMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses, and expense waivers for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                            1 year   3 years
------------------------------------------------------------
Class A Shares                               $741    $1,608
 ............................................................
Class B Shares                               $736    $1,598
 ............................................................
Class C Shares                               $434    $1,385
 ............................................................
Institutional Service Class Shares           $143    $1,014

You would pay the following expenses on the same investment if you did not sell your shares(1):

                                            1 year   3 years
------------------------------------------------------------
Class B Shares                               $236    $1,298
 ............................................................
Class C Shares                               $334    $1,385

---------------

(1) Expenses paid on the same investment in Class A and Institutional Service Class shares do not change whether or not you sell your shares.

         MORE ABOUT THE FUND

PRINCIPAL INVESTMENTS AND TECHNIQUES

The Fund may use the following additional principal investments and techniques described below to increase returns, protect assets or diversify investments.

The Statement of Additional Information (SAI) contains additional information about the Fund, including the Fund's other investment techniques. To obtain a copy of the SAI, see the back cover.

DEPOSITARY RECEIPTS. The Fund may invest indirectly in securities of foreign issuers through sponsored or unsponsored American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and International Depositary Receipts (IDRs) (collectively, depositary receipts). Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. GDRs, IDRs, and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or United States corporation. Depositary receipts which are not denominated in U.S. dollars will be subject to foreign currency exchange rate risks. Certain depositary receipts may not be listed on an exchange and therefore may be considered illiquid securities.

PRINCIPAL INVESTMENT RISKS

FOREIGN RISK. Foreign security investing involves special risks not presented by U.S. investing that can increase the chances that the Fund will lose money.

  - COUNTRY. General securities market movements in any country in which the Fund has investments are likely to affect the value of the Fund's securities that trade in that country. These movements will affect the Fund's share price and the Fund's performance. The political, economic and social structures of some countries in which the Fund invests may be less stable and more volatile than those in the U.S. The risk of investing in these countries include the possibility of the imposition of exchange controls, currency devaluation, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

  - FOREIGN MARKETS. Because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may make it difficult for the Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the U.S. This reduces the amount the Fund can earn on its investments.

  - GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. The Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the Fund's portfolio manager to completely and accurately determine a company's financial condition.

  - CURRENCY. A significant portion of the Fund's investments will generally be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency.

SMALL CAP RISK. Historically, the securities of small companies have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small companies, the lower degree of liquidity in the markets for such securities, the greater impact caused by changes in investor perception of value, and the greater sensitivity of small cap companies to changing economic conditions. In addition, small cap companies may:

  - Lack depth of management.
  - Lack a proven track record.
  - Be unable to generate funds necessary for growth or development.
  - Be developing or marketing new products or services for which markets are not yet established and may never become established.
  - Market products or services which may become quickly obsolete.

Certain small cap companies in which the Fund invests may be in the technology related and biotechnology industries. Small cap companies in these industries may be subject to more abrupt or erratic price movements than small cap stocks in other industries. Therefore, while small cap companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

TEMPORARY DEFENSIVE POSITIONS

In response to economic, political or unusual market conditions, the Fund may invest up to 100% of its assets in cash or money market obligations. Should this occur, the Fund may not meet its investment objectives and may miss potential market upswings.

         MANAGEMENT

INVESTMENT ADVISER

Villanova Mutual Fund Capital Trust (VMF), 1200 River Road, Conshohocken, PA 19428, manages the investment of the Fund's assets and supervises the daily business affairs of the Fund. VMF was organized in 1999, and advises mutual funds. As of December 31, 2000, VMF and its affiliates had approximately $23.3 billion in assets under management.

The Fund pays VMF an annual management fee, which is based on the Fund's average daily net assets as follows:

Fund                                             Fee
-----------------------------------------------------
Global Technology and Communications Fund        0.98%

PORTFOLIO MANAGER

Aaron Harris is the portfolio manager for the Fund. Prior to joining VMF in April 2000, Mr. Harris was a portfolio manager managing several portfolios for Nicholas-Applegate Capital Management.

         BUYING, SELLING AND EXCHANGING FUND SHARES

CHOOSING A SHARE CLASS

As noted in the Fund Summary, the Fund offers different share classes to give investors different price and cost options. Class A, Class B and Class C shares of the Fund are available to all investors; Institutional Service Class shares are available to a limited group of investors.

The following sales charges will generally apply:

Front-end Sales Charge when you purchase:

     Class A shares

     Class C shares

Contingent Deferred Sales Charge (CDSC)(1):

     Class B shares if you sell your shares within six years of purchase

     Class C shares if you sell your shares within one year of purchase

No Sales Charges on Institutional Service Class shares

Sales charges are paid to the Fund's distributor (the Distributor) which either retains them or pays them to a selling representative. Nationwide Advisory Services, Inc. is currently the Fund's Distributor. It is anticipated that on or about June 30, 2001, Villanova Distribution Services, Inc. will become the Fund's Distributor.

Class A, Class B and Class C shares each pay distribution and/or service fees under a Distribution Plan. These fees are retained by the Distributor or paid by the Distributor to brokers for distribution and shareholder services.

Class A and Institutional Service Class shares may also pay administrative service fees. These fees are paid to brokers and other entities who provide administrative support services to the beneficial owners of Class A and Institutional Service Class shares.

If you want lower annual fund expenses, Class A shares (and Institutional Service Class shares if you are eligible to purchase them) may be right for you, particularly if you qualify for a reduction or waiver of sales charges. If you do not want to pay a front-end sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate. If you wish to pay a lower front-end sales charge than you would for Class A shares and are uncertain as to how long you may hold your shares, Class C shares may be right for you. The Funds reserve the right to reject an order of $50,000 or more for Class B shares and $250,000 or more for Class C shares and an order for Class B shares for Individual Retirement Accounts (IRA accounts) for shareholders 70 1/2 years old and older.

WHEN CHOOSING A SHARE CLASS, CONSIDER THE FOLLOWING:

             Class A shares                            Class B shares                            Class C shares
----------------------------------------------------------------------------------------------------------------------------
Front-end sales charge means that a       No front-end sales charge, so your full   Front-end sales charge means that a
portion of your initial investment goes   investment immediately goes toward        portion of your initial investment goes
toward the sales charge, and is not       buying shares                             toward the sales charge and is not
invested                                                                            invested. Front-end sales charge on
                                                                                    Class C is lower than Class A
 ............................................................................................................................
Reductions and waivers of the sales       No reductions of the CDSC available, but  Like Class B shares, no reductions of
charge available                          waivers available                         the CDSC are available, but waivers are
                                                                                    available
 ............................................................................................................................
Lower expenses than Class B and Class C   Higher distribution and service fees      Higher distribution and service fees
shares mean higher dividends per share    than Class A shares mean higher fund      than Class A shares mean higher fund
                                          expenses and lower dividends per share    expenses and lower dividends per share
 ............................................................................................................................
Conversion features are not applicable    After seven years, Class B shares         Unlike Class B shares, Class C shares do
                                          convert into Class A shares, which        not automatically convert into another
                                          reduces your future fund expenses         class
 ............................................................................................................................
No sales charge when shares are sold      CDSC if shares are sold within six        CDSC of 1% is applicable if shares are
back to the Fund(1)                       years: 5% in the first year, 4% in the    sold in the first year after purchase
                                          second, 3% in the third and fourth
                                          years, 2% in the fifth, and 1% in the
                                          sixth year
 ............................................................................................................................
No maximum investment limit               Investments of $50,000 or more not        Investments of $250,000 or more not
                                          permitted(2)                              permitted(3)

---------------

(1) A CDSC of up to 1% may be charged on certain redemptions of Class A shares purchased without a sales charge.

(2) This limit was calculated based on a seven year holding period.

(3)This limit was calculated based on a one year holding period.

         Buying, Selling and Exchanging Fund Shares

For investors who are eligible to purchase Institutional Service Class shares, the purchase of such shares will be preferable to purchasing Class A, Class B or Class C Shares.

 WHO CAN BUY INSTITUTIONAL SERVICE CLASS SHARES

 The Institutional Service Class shares are available for purchase only by the following:
   - retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and roll-over individual retirement accounts from such plans
   - tax-exempt employee benefit plans for which third party administrators provide recordkeeping services and are compensated by the Fund for such services
   - a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Service Class shares, where the investment is part of a program that collects an administrative service fee
   - registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Fund for services it provides
   - life insurance separate accounts to fund the benefits of variable annuity contracts issued to governmental entities as an investment option under their deferred compensation plans as defined under Section 457 of the Internal Revenue Code (the Code) or qualified plans adopted pursuant to
     Section 401(a) of the Code.

BUYING SHARES

PURCHASE PRICE. The purchase or "offering" price of each share of the Fund is its "net asset value" (NAV) next determined after the order is received, plus any applicable sales charge. A separate NAV is calculated for each class of the Fund. Generally, the NAV is based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities owned by the Fund, allocated to such class, less liabilities allocable to such class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

MINIMUM INVESTMENTS --
CLASS A, CLASS B AND CLASS C SHARES

To open an account (per Fund)                                             $1,000
 ................................................................................
Through the Automatic Asset
Accumulation plan per transaction                                            $25
 ................................................................................
Additional investments (per Fund)                                           $100
 ................................................................................
MINIMUM INVESTMENT --
INSTITUTIONAL SERVICE CLASS SHARES

To open an account (per Fund)                                            $50,000
 ................................................................................

Additional investments                                                      None
-------------------------------------

If you purchase shares through an account at a broker different minimum account requirements may apply. These minimum investment requirements do not apply to certain retirement plans or omnibus accounts. Call 1-800-848-0920 for more information.

The Fund does not calculate NAV on the following days:
  - New Year's Day
  - Martin Luther King, Jr. Day
  - Presidents' Day
  - Good Friday
  - Memorial Day
  - Independence Day
  - Labor Day
  - Thanksgiving Day
  - Christmas Day
  - Other days when the New York Stock Exchange is not open.

The Fund reserves the right not to determine an NAV when:
  - It has not received any orders to purchase, sell or exchange shares.
  - Changes in the value of the Fund's portfolio do not affect the NAV.

If current prices are not available for a security, or if Villanova SA Capital Trust (VSA), as the Fund's administrator, or its agent, determines a price does not represent fair value, the Fund's investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that the Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

IN-KIND PURCHASES. The Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund.

CLASS A AND CLASS C SALES CHARGES

CLASS A SHARES

The chart below shows the Class A sales charges, which decrease as the amount of your investment increases.

                                                      Sales charge
                                     Sales charge       as % of
                                       as % of           amount
Amount of purchase                  offering price      invested
------------------------------------------------------------------
Less than $50,000                   5.75%             6.10%
 ..................................................................
$50,000 to $99,999                  4.50              4.71
 ..................................................................
$100,000 to $249,999                3.50              3.63
 ..................................................................
$250,000 to $499,999                2.50              2.56
 ..................................................................
$500,000 to $999,999                2.00              2.04
 ..................................................................
$1 million to $24,999,999           0.50              0.50
 ..................................................................
$25 million or more                 0.25              0.25

CLASS C SHARES

Sales of Class C shares will be charged a sales charge of 1.00% of the offering price (1.01% of the amount invested).

CLASS A FINDERS' FEES

For certain sales of Class A shares at net asset value to employer sponsored retirement plans (other than those investing in the Fund through a variable insurance product) which are subject to a CDSC as described below, the Fund will pay a finder's fee to the dealer at the time of purchase. For the dealer to be eligible for the finder's fee, the following requirements apply:
  - The purchase of shares must be made by one employer-sponsored retirement plan within a twelve month period from the initial purchase of any Nationwide Mutual Funds (Nationwide Funds) Class A shares.
  - The purchase can be made in any combination of Nationwide Funds.
  - The employer sponsored plan will be subject to a CDSC for shares redeemed in any employer initiated redemption within the first three years of purchase (the applicable CDSC will be charged as described below).
If these conditions are met, a finder's fee will be paid on the purchase at the following rates:

     - 1.00% for sales of the Nationwide Funds of $1 million and more but less than $3 million.

     - 0.50% for sales of the Nationwide Funds of $3 million and more but less than $50 million.

     - 0.25% for sales of the Nationwide Funds of $50 million or more.

REDUCTION AND WAIVER OF CLASS A SALES CHARGES

Shareholders can reduce or eliminate Class A shares' initial sales charge through one or more of the discounts described below:

  - An increase in the amount of your investment. The table above shows how the sales charge decreases as the amount of your investment increases.
  - Family Member Discount. Members of your family who live at the same address can combine investments in the Nationwide Funds (except purchases of the Money Market Fund), possibly reducing the sales charge.
  - Lifetime Additional Discount. You can add the value of any of the Nationwide Funds Class A shares (except the Money Market Fund) you already own with the value of the shares you are purchasing, which may reduce the applicable sales charge.
  - Insurance Proceeds or Benefits Discount Privilege. If you use the proceeds of an insurance policy issued by any member of Nationwide Insurance to purchase Class A shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.
  - No sales charge on a repurchase. If you sell Fund shares from your account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A shares that you buy within 30 days of selling Class A shares of an equal or lesser amount if you have already paid a sales charge. Remember, if you realize a gain on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on

         Buying, Selling and Exchanging Fund Shares

    your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.
  - Letter of Intent Discount. State in writing that during a 13-month period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A shares (excluding the Nationwide Money Market Fund) and your sales charge will be based on the total amount you intend to invest. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of a Fund; it is merely a statement of intent. Call 1-800-848-0920 for more information.

WAIVER OF CLASS A SALES CHARGES

The Class A sales charges will be waived for the following purchasers:

  - Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor, to waive sales charges for those persons.
  - Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the Distributor.
  - Any person who pays for the shares with the proceeds of a sale of non-Nationwide mutual fund shares. To qualify, you must have paid an initial sales charge or CDSC on the shares sold. You must purchase the Class A shares within 60 days of the sale, and you must request the waiver when you purchase the Class A shares (the Funds may require evidence that you qualify for this waiver).
  - Employer-sponsored retirement plans, including pension, profit sharing or deferred compensation plans which are qualified under sections 401(a), 403(b) or 457 of the Internal Revenue Code.
  - Trustees and retired Trustees of Nationwide Funds (including its predecessor Trusts).
  - Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grandchildren) and immediate relatives of deceased employees of any member of Nationwide Insurance and Nationwide Financial companies, or any investment advisory clients of VMF, VSA and their affiliates.
  - Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time (including but not limited to, Farmland Insurance Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farmers' Association, Ruralite Services, Inc., and Southern States Cooperative).

Additional investors eligible for sales charge waivers may be found in the SAI.

CONVERSION OF CLASS B SHARES

After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same. We do the conversion on the first business day of the month following the seventh anniversary of the date of your purchase.

HOW TO PLACE YOUR PURCHASE ORDER

If you wish to purchase Class A, Class B or Class C shares, you may purchase them using one of the methods described below. When you buy shares, be sure to specify the class of shares. If you don't choose a class, your investment will be made in Class A shares. Eligible entities wishing to purchase Institutional Service Class shares should contact Customer Service at 1-800-848-0920 for information regarding such purchases.

BY MAIL. Complete and mail the application with a check or money order made payable to Nationwide Mutual Funds, P.O. Box 1492, Columbus, Ohio 43216-1492. Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Fund will not accept third-party checks.

BY WIRE. You can request that your bank transmit funds (federal funds) by wire to the Fund's custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920 by 4 p.m. Eastern Time, and the wire must be received by the custodian bank by the close of business on the day you placed your order or your order will be cancelled. You may be liable for any loss to the Fund resulting from the cancellation. Please note that your bank may charge a fee to wire funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

BY TELEPHONE (NATIONWIDE FUNDS NOW). Call 1-800-637-0012, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear Fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use Nationwide Funds NOW to make purchases.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Fund. If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with the Distributor.

ON-LINE. Log on to our website www.nationwidefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can download the Fund prospectus or receive information on all of our funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Fund may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

NATIONWIDE FUNDS NOW                                              1-800-637-0012

Our customized voice-response system, available 24 hours a day, seven days a week

CUSTOMER SERVICE                                                  1-800-848-0920

Representatives are available to answer questions between 8 a.m. and 5 p.m. Eastern Time. (Monday through Friday, except Thursday, when representatives are available between 9:30 a.m. and 5 p.m. Eastern Time.)

For additional information on buying shares and shareholder services, call Customer Service or contact your sales representative.

SELLING SHARES

You can sell or, in other words, redeem your shares of the Fund at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after the Fund receives your properly completed order to sell in its offices in Columbus, Ohio. Of course, the value of the shares you sell may be more or less than their original purchase price depending upon the market value of the Fund's investments at the time of the sale.

Properly completed orders contain all necessary paperwork to authorize and complete the transaction. The Fund may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a signature guarantee.

Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased by check may be delayed until the check clears, which may take up to 10 business days from the date of your purchase.

Under extraordinary circumstances a Fund may elect to honor your redemption request by transferring some of the securities held by the Fund directly to you. For more information about the Fund's ability to make such a redemption in kind, see the SAI.

RESTRICTIONS ON SALES

You may not be able to sell your shares of the Fund or the Fund may delay paying you the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists.

         Buying, Selling and Exchanging Fund Shares

SIGNATURE GUARANTEE -- CLASS A, CLASS B, AND CLASS C SHARES

A signature guarantee is required under the following circumstances:

  - if your account address has changed within the last 10 business days, or

  - if the redemption check is made payable to anyone other than the registered shareholder, or

  - if the proceeds are sent to a bank account not previously designated or changed within the past 10 business days, or

  - if the proceeds are mailed to any address other than the address of record, or

  - if the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

The Distributor reserves the right to require a signature guarantee in other circumstances, without notice.

CONTINGENT DEFERRED SALES CHARGE (CDSC) ON CLASS A, CLASS B AND CLASS C SHARES

You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The sales charge applies if your sale causes the value of Class B shares in your account to fall below the total amount of all purchases of Class B shares you made during the preceding six years. The sales charge is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. The amount of the sales charge will decrease as illustrated in the following chart:

                        1       2       3       4       5       6           7
Sale within            year   years   years   years   years   years   years or more
-----------------------------------------------------------------------------------
Sales charge            5%      4%      3%      3%      2%      1%          0%

All purchases during the month are grouped together and will be treated as if made on the last day of the preceding month.

Under certain circumstances, employer-sponsored retirement plans investing in Class A shares without a sales charge and for which a finder's fee has been paid (other than those investing in the Fund through variable insurance products) may be charged a CDSC if shares are redeemed within three years after purchase. The CDSC will be 1% for the first year, 0.50% for the second year and 0.25% for the third year.

With respect to Class C shares, you must pay a CDSC of 1% if you sell your Class C shares within the first year after you purchased them.

We do not impose a CDSC on Class A, Class B or Class C shares purchased through reinvested dividends and distributions. If you sell your Class B or Class C shares and reinvest the proceeds in Class B or Class C shares within 30 days, the Funds will deposit an amount equal to any CDSC on Class B or Class C shares you paid into your account. Also, we will waive the CDSC on Class B or Class C shares if you sell shares following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or a determination of disability and for mandatory withdrawals from IRA accounts after age 70 1/2 years. For more information, see the SAI.

HOW TO PLACE YOUR SALE ORDER

You can request the sale of your Class A, Class B or Class C shares in any of the ways described below. A signature guarantee may be required under certain circumstances. Please refer to the section entitled "Signature Guarantee -- Class A, Class B and Class C shares". Eligible entities wishing to sell Institutional Service Class shares should contact the Distributor at 1-800-848-0920 for information regarding such sales.

BY TELEPHONE (NATIONWIDE FUNDS NOW), Calling 1-800-637-0012 connects you to our automated voice-response system, available 24 hours a day, seven days a week, for easy access to mutual fund information. You can sell shares and have the check mailed to your address of record, unless you declined this option on your application. Only the following types of accounts can use Nationwide Funds NOW to sell shares: Individual, Joint, Transfer on Death, Trust, and Uniform Gift/ Transfer to Minor accounts. You can call 1-800-637-0012 after 7 p.m. Eastern Time to learn the day's closing share price.

CAPITAL GAINS TAXES
If you sell Fund shares for more than you paid for them, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and Taxes -- Selling Fund Shares" on page 18.

THROUGH OUR CUSTOMER SERVICE LINE, Unless you declined the telephone redemption privilege on your application, you can call and request that a check payable to the shareholder of record be mailed to the address of record. You can sell shares of your IRA by telephone if we receive the proper forms. The distribution from an IRA will be subject to a mandatory 10% federal withholding tax, unless you inform us in writing not to withhold taxes. For additional information or to request the forms, please call the Customer Service line at 1-800-848-0920. The Fund will use procedures to confirm that telephone instructions are genuine. If the Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Fund will be held harmless for any loss, claims or liability arising from its compliance with the instructions. The Fund may record telephone instructions to sell shares. The Fund reserves the right to revoke this privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

BY BANK WIRE. The Fund can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application) unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the Fund written notice of its termination.) Your proceeds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE (ACH). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been received by the Fund. Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the Fund written notice of its termination.)

BY MAIL OR FAX. Write a letter to Nationwide Mutual Funds, P.O. Box 1492, Columbus, Ohio 43216-1492 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must include your date of birth and indicate whether or not you want the Funds to withhold federal income tax from your proceeds. Your sale of shares will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next business day. The Fund reserves the right to require the original document if you fax your letter.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you have an account with such a broker, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or its designated intermediary. Your broker or financial intermediary may charge a fee for this service.

ON-LINE. Log on to our website, www.nationwidefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can receive information on all of our funds by downloading a prospectus or using other methods as well as information concerning your own personal accounts on-line. You may also perform transactions, such as purchases, redemptions and exchanges. The Fund may terminate the ability to sell Fund shares on this website at any time, in which case you may continue to sell shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ACCOUNTS WITH LOW BALANCES -- CLASS A, CLASS B AND CLASS C SHARES

We may sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $250. Before the account is closed, we will give you notice and allow you 90 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts. This does not apply to Automatic Asset Accumulation accounts.

For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

DISTRIBUTION PLAN

In addition to the sales charges which you may pay for Class A, Class B and Class C shares, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits the Class A, Class B and Class C shares of the Fund to compensate the Distributor for expenses associated with distributing such shares and providing shareholder services.

         Buying, Selling and Exchanging Fund Shares

DISTRIBUTION AND SERVICE FEES

Under the Distribution Plan, Class A, Class B and Class C shares of the Fund pay the Distributor compensation which is accrued daily and paid monthly. The Fund shall pay amounts not exceeding an annual amount of:

CLASS                            AS A % OF DAILY NET ASSETS
----------------------------------------------------------------
Class A shares               0.25% (distribution or service fee)
 ................................................................
Class B shares               1.00% (0.25% service fee)
 ................................................................
Class C shares               1.00% (0.25% service fee)

Institutional Service Class shares pay no 12b-1 fees.

Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

EXCHANGING SHARES

You can exchange the shares you own for shares of another fund within Nationwide Funds (except the Nationwide Morley Capital Accumulation Fund) so long as they are the same class of shares, both accounts have the same owner, and your first purchase in the new fund meets the fund's minimum investment requirement. For example, you can exchange Class A shares of any one of the Fund for Class A shares of any other fund within the Nationwide Funds, but you can not exchange Class A shares for Class B, Class C, Institutional Class or Institutional Service Class shares.

CAPITAL GAINS TAXES
Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see "Distributions and Taxes -- Exchanging Fund Shares" on page 18.

Generally there is no sales charge for exchanges of Class B, Class C or Institutional Service Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the fund into which you are exchanging. If you exchange Prime Shares of the Nationwide Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Money Market Fund. Exchanges into the Prime Shares of the Money Market Fund are only permitted from Class A, Class B, and Institutional Service Class shares of the Fund. If you exchange Class B shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Money Market Fund, the time you hold shares in the Money Market Fund will not be counted for purposes of calculating any CDSC. If you then sell your Prime Shares of the Money Market Fund, you will pay the sales charge that would have been charged if the initial Class B (or certain Class A) shares had been sold at the time they were originally exchanged into the Money Market Fund. If you exchange your Prime Shares of the Money Market Fund back into Class B (or certain Class A) shares, the time you held the Class B (or Class A) shares prior to the exchange will be counted for purposes of calculating the CDSC. Class C shares cannot be exchanged into Prime Shares of the Money Market Fund; therefore, you will pay any applicable CDSC at the time that you redeem Class C shares and purchase Prime Shares of the Money Market Fund.

The Board of Trustees has approved holding a shareholder meeting for the Prestige Balanced and Prestige International Funds; at the meeting, shareholders of each of these funds will be asked to approve its liquidation. Because it is anticipated that these funds will be liquidated shortly after shareholder approval is obtained, beginning March 1, 2001, you may no longer exchange into the Prestige Balanced or Prestige International Funds.

HOW TO PLACE YOUR EXCHANGE ORDER

You can request an exchange of shares in writing, by fax, by phone, or by on-line access (see "Buying Shares -- How to place your purchase order" on page 12 or the back cover for contact information). If you make your request in writing, please be sure all account owners sign the letter. Your exchange will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling Nationwide Funds NOW, our automated voice-response system, or by logging on to our website at www.nationwidefunds.com. You will have automatic exchange privileges unless you decline this option on your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days written notice to shareholders.

EXCESSIVE EXCHANGE ACTIVITY

The Trust reserves the right to reject any exchange request it believes will increase transaction costs, or otherwise adversely affect other shareholders. Specifically, exchange activity may be limited to 12 exchanges within a one year period or 1% of the Fund's NAV. The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

         DISTRIBUTIONS AND TAXES
The following information is provided to help you understand the income and capital gains you can earn when owning Fund shares, as well as the federal taxes you may have to pay on this income. For tax advice regarding your personal tax situation, please speak with your tax adviser.

DISTRIBUTIONS OF INCOME DIVIDENDS

Each quarter, the Fund distributes any available income dividends to shareholders. Income dividends are taxable to you as ordinary income for federal income tax purposes, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount of income dividends distributed to you will be reported in a Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividend-received deduction.

DISTRIBUTIONS OF CAPITAL GAINS

If the Fund has net realized capital gains at the end of the calendar year (meaning the gains from sales of securities exceed any losses from sales), it will distribute this capital gain to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. On Form 1099, we will report the amount of net short-term capital gains and net long-term capital gains distributed to you during the year. Currently, for individuals, long-term capital gains are taxed at a maximum rate of 20%; short-term capital gains are taxed as ordinary income, such as interest or dividends. For more information regarding capital gains tax rates, speak with your tax adviser.

REINVESTING DISTRIBUTIONS

All income and capital gains distributions will be reinvested in shares of the Fund. You may request a payment in cash in writing if distributions are in excess of $5. You may be subject to tax on reinvested distributions. If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund as of the cancellation date. No interest is paid during the time the check is outstanding.

CHANGING YOUR DISTRIBUTION OPTION
If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.

You may be subject to federal backup withholding at a rate of 31% of each distribution unless you certify that the taxpayer identification number you gave us is correct, and that you are not subject to withholding. (We will, however, withhold taxes if the Internal Revenue Service notifies us that such certifications are not accurate, or as may otherwise be required under the Internal Revenue Code.)

STATE AND LOCAL TAXES

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser.

SELLING FUND SHARES

Selling Fund shares for more than you paid for them gives you a capital gain, which is subject to federal income tax. The amount of tax depends on how long you held your shares. For individuals, long-term capital gains are currently taxed at a maximum rate of 20%; and short-term capital gains are taxed as ordinary income, such as interest or dividends. Capital gains from your sale of Fund shares is not reported on Form 1099; you or your tax adviser should keep track of your purchases, sales, and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset certain capital gains you may have.

EXCHANGING FUND SHARES

Exchanging your shares of the Fund for another fund within the Nationwide Funds is considered a sale for income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have capital gains, which are subject to the federal income taxes described above. If you exchange Fund shares for a loss, you may be able to use this capital loss to offset certain capital gains you may have.

         FINANCIAL HIGHLIGHTS

The financial highlights tables is intended to help you understand the Fund's financial performance for the life of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions and no sales charges). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, are included in the Trust's annual reports, which are available upon request. Class C shares had not been offered to the public as of October 31, 2000.

                                                                 GARTMORE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND
                                                              ---------------------------------------------------------
                                                                          PERIOD ENDED OCTOBER 31, 2000(A)
                                                              ---------------------------------------------------------
                                                                                                  INSTITUTIONAL SERVICE
                                                              CLASS A SHARES    CLASS B SHARES        CLASS SHARES
                                                              --------------    --------------    ---------------------
NET ASSET VALUE -- BEGINNING OF PERIOD                            $10.00            $10.00               $10.00
INVESTMENT ACTIVITIES:
  Net investment loss                                              (0.02)            (0.06)               (0.03)
  Net realized and unrealized gain                                  1.14              1.15                 1.15
                                                                  ------            ------               ------
     Total investment activities                                    1.12              1.09                 1.12
                                                                  ------            ------               ------
NET ASSET VALUE -- END OF PERIOD                                  $11.12            $11.09               $11.12
                                                                  ======            ======               ======
Total Return (excluding sales charges)(b)                          11.20%            10.90%               11.20%
RATIOS AND SUPPLEMENTAL DATA:
  Net Assets, end of period (000's)                               $4,602            $2,275               $1,854
  Ratio of expenses to average net assets(c)                        1.73%             2.33%                1.40%
  Ratio of expenses to average net assets(*,c)                      4.43%             5.18%                4.17%
  Ratio of net investment loss to average net assets(c)            (1.07%)           (1.69%)              (0.76%)
  Portfolio turnover rate(b,d)                                    149.08%           149.08%              149.08%

---------------

 *Ratios calculated as if no fees were waived and/or expenses reimbursed.

(a)The Fund commenced operations on June 30, 2000.

(b)Not annualized.

(c)Annualized.

(d)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

INFORMATION FROM NATIONWIDE

Please read this Prospectus before you invest, and keep it with your records. The following documents contain additional information about the Fund. To obtain a document free of charge, contact us at the address or number listed below.

- Statement of Additional Information (incorporated by reference into this Prospectus)

- Annual Reports (which contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance)

- Semi-Annual Reports (as available)

FOR ADDITIONAL INFORMATION CONTACT:

Nationwide Family of Funds
P.O. Box 1492
Columbus, Ohio 43216-1492
(614) 428-3278 (fax)

Nationwide Logo

FOR INFORMATION, ASSISTANCE AND WIRE ORDERS:

1-800-848-0920 (toll free, 8 a.m. - 5 p.m. Eastern Time (Monday through Friday, except Thursday, when representatives are available between 9:30 a.m. and 5 p.m. Eastern Time)).

FOR 24-HOUR ACCOUNT ACCESS:

1-800-637-0012 (toll free)
Also, visit the Nationwide Funds' website at www.nationwidefunds.com

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

INVESTMENT COMPANY ACT FILE NO. 811-08495

NATIONWIDE FAMILY OF FUNDS
P.O. BOX 1492
COLUMBUS, OHIO 43216-1492

HS-1291-3/01

NATIONWIDE(R) FAMILY OF FUNDS

Prospectus

March 1, 2001

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

- Gartmore Total Return Fund
  (formerly the "Nationwide Fund")

         TABLE OF CONTENTS

FUND SUMMARY.................................................................  2

MORE ABOUT THE FUND........................................................... 6
Principal Investments and Techniques.......................................... 6

MANAGEMENT.................................................................... 7
Investment Adviser............................................................ 7
Portfolio Managers............................................................ 7

BUYING, SELLING AND EXCHANGING FUND SHARES.................................... 8
Choosing a Share Class........................................................ 8
Buying Shares................................................................. 9
Selling Shares............................................................... 12
Distribution Plan............................................................ 15
Exchanging Shares............................................................ 15

DISTRIBUTIONS AND TAXES...................................................... 17
Distributions of Income Dividends............................................ 17
Distributions of Capital Gains............................................... 17
Reinvesting Distributions.................................................... 17
State and Local Taxes........................................................ 17
Selling Fund Shares.......................................................... 17
Exchanging Fund Shares....................................................... 17

FINANCIAL HIGHLIGHTS......................................................... 18

ADDITIONAL INFORMATION............................................... BACK COVER

         FUND SUMMARY
This prospectus provides information about the Gartmore Total Return Fund (the "Fund") (formerly the "Nationwide Fund"). The following section summarizes key information about the Fund, including information regarding the investment objective, principal strategies, principal risks, performance and fees for the Fund. The Fund's investment objective can be changed without shareholder approval. Use the summary to compare the Fund with other mutual funds. More detailed information about the risks and investment techniques of the Fund can be found in "More About the Fund" beginning on page 6. "You" and "your" refer to potential investors and current shareholders of the Fund.

The Fund Summary contains a discussion of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its objective or that the Fund's performance will be positive for any period of time.

A QUICK NOTE ABOUT SHARE CLASSES

The Fund has four different share classes:
          - Class A
          - Class B
          - Class C
          - Class D

Effective March 1, 2001, the Nationwide Fund will be known as the GARTMORE TOTAL RETURN FUND. This prospectus reflects the name change.
The Fund's management, strategy, and investment objective remain the same.

The fees, sales charges and expenses for each share class are different, but each share class of the Fund represents an investment in the same assets of the Fund. Having different share classes simply lets you choose the cost structure that's right for you.

The fees and expenses for the Fund are set forth in the Fund Summary. For more information about which share class is right for you, see "Buying, Selling and Exchanging Fund Shares -- Choosing a Share Class" beginning on page 8.

OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks total return through a flexible combination of current income and capital appreciation.
To achieve its objective, the Fund invests primarily in the common stock and convertible securities of companies with consistent earnings performance, and generally intends to be fully invested in these securities. The Fund looks for companies whose earnings are expected to consistently grow faster than other companies in the market. It usually will sell securities if:

- The price of the security is overvalued.

- The company's earnings are consistently lower than expected.

- More favorable opportunities are identified.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the portfolio managers' ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

For more detailed information about the Fund's investments and risks, see "More About the Fund" on page 6.
TOTAL RETURN
 Generally, total return means a combination of income and capital appreciation. In other words, the Fund looks for stocks and other securities that pay dividends and other income, instead of relying solely on the security's prospects for increasing in value.
 Because, in most cases, a stock is more certain to pay its scheduled dividends than increase in value, a total return approach can help a fund achieve more stable, dependable returns.

         Fund Summary

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility -- or variability -- of the Fund's annual total returns over time, and shows that fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL RETURNS -- CLASS D SHARES(1)

1991                                                                             30.2
1992                                                                                3
1993                                                                              6.8
1994                                                                              0.6
1995                                                                               30
1996                                                                             23.9
1997                                                                             39.6
1998                                                                             29.6
1999                                                                             -0.2
2000                                                                             -2.3

Best Quarter:       18.50% 2nd qtr. of 1997
Worst Quarter:     -11.24% 3rd qtr. of 1999
---------------

(1) These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown.

Average annual returns(1) -- as of 12/31/00  1 year    5 years    10 years
--------------------------------------------------------------------------
Class A shares(2)                            -8.13%     15.61%     14.47%
 ..........................................................................
Class B shares(2)                            -6.69%     16.24%     14.90%
 ..........................................................................
Class C shares(3)                            -3.95%     16.83%     15.08%
 ..........................................................................
Class D shares                               -6.69%     15.99%     14.66%
 ..........................................................................
S&P 500 Index(4)                             -9.11%     18.35%     17.46%

---------------

(1) These returns reflect performance after sales charges and expenses are deducted, and include the performance of the Fund's predecessor prior to May 11, 1998.

(2) These returns include performance based on the Fund's predecessor, which was achieved prior to the creation of the class (May 11, 1998), and which is the same as the performance shown for Class D shares through May 11, 1998. The returns have been restated for sales charges but not for fees applicable to Class A and B shares. Had Class A or B shares been in existence for the time periods presented, the performance of Class A and B shares would have been lower as a result of their additional expenses.

(3) These returns include performance based on the Fund's predecessor, which was achieved prior to the creation of the Fund (May 11, 1998), and which is the same as the performance shown for the Class D shares through May 11, 1998. In addition, for the period from May 11, 1998 through December 31, 2000 which is prior to the implementation of Class C shares, the performance of Class C shares is based on the performance shown for Class D shares. The returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance of Class C shares would have been lower as a result of their additional expenses.

(4) The Standard & Poor's 500 Index is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder Fees(1)           Class A   Class B   Class C     Class D
(paid directly from your investment)  shares    shares    shares       shares
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed   5.75%(2)  None      1.00%      4.50%(2)
on purchases (as a percentage of
offering price)
 ................................................................................
Maximum Deferred Sales Charge (Load)  None(3)   5.00%(4)  1.00%(5)   None
imposed on redemptions (as a
percentage of original purchase
price or sale proceeds, as
applicable)

Annual Fund Operating Expenses  Class A   Class B   Class C   Class D
 (deducted from Fund assets)    shares    shares    shares    shares
---------------------------------------------------------------------
Management Fees                 0.58%     0.58%     0.58%      0.58%
 .....................................................................
Distribution and/or             0.25%     1.00%     1.00%      None
Service (12b-1) Fees
 .....................................................................
Other Expenses                  0.15%     0.15%     0.15%      0.20%
---------------------------------------------------------------------
TOTAL ANNUAL FUND               0.98%     1.73%     1.73%      0.78%
OPERATING EXPENSES

---------------

(1) If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A and Class D shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares -- Buying Shares -- Front-end Sales Charges" on page 10.

(3) A contingent deferred sales charge (CDSC) of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge.

(4) A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares -- Selling Shares -- Contingent deferred sales charge
    (CDSC) on Class A, Class B and Class C shares" beginning on page 13.

(5) A CDSC of 1% is charged when you sell Class C shares within the first year after purchase.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 year   3 years   5 years   10 years
-----------------------------------------------------------------
Class A shares               $669     $869     $1,086     $1,707
 .................................................................
Class B shares               $676     $845     $1,139     $1,749
 .................................................................
Class C shares               $374     $639     $1,029     $2,121
 .................................................................
Class D shares               $526     $688     $  864     $1,373

You would pay the following expenses on the same investment if you did not sell your shares(1):

                            1 year   3 years   5 years   10 years
-----------------------------------------------------------------
Class B shares               $176     $545     $  939     $1,749
 .................................................................
Class C shares               $274     $639     $1,029     $2,121

---------------

(1) Expenses paid on the same investment in Class A and Class D shares do not change whether or not you sell your shares.

         MORE ABOUT THE FUND

PRINCIPAL INVESTMENTS AND TECHNIQUES

The Fund may use the following additional principal investments and techniques to increase returns, protect assets or diversify investments.

The Statement of Additional Information (SAI) contains additional information about the Fund, including the Fund's other investment techniques. To obtain a copy of the SAI, see the back cover.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities -- also known as convertibles -- including bonds, debentures, notes, preferred stocks and other securities. Convertibles are hybrid securities that have characteristics of both bonds and stocks. Like bonds, they pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stock.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertible's market value. For example, as the underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a good source of dependable income. Therefore, if interest rates increase and "newer," better paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar non-convertible securities such as bonds (bondholders must generally be paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a rating agency, or they are not rated at all.

TEMPORARY DEFENSIVE POSITIONS

In response to economic, political or unusual market conditions, the Fund may invest up to 100% of its assets in cash or money market obligations. Should this occur, the Fund will not meet its investment objectives and may miss potential market upswings.

         MANAGEMENT

INVESTMENT ADVISER

Villanova Mutual Fund Capital Trust (VMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the Fund's assets and supervises the daily business affairs of the Fund. VMF was organized in 1999 and advises mutual funds. As of December 31, 2000, VMF and its affiliates had approximately $23.3 billion in assets under management.

The Fund, pays VMF a management fee which is based on the Fund's average daily net assets. The management fees paid by the Fund for the fiscal year ended October 31, 2000, expressed as a percentage of the Fund's average daily net assets were 0.58%.

PORTFOLIO MANAGERS

Portfolio Managers: Charles Bath and William H. Miller are co-portfolio managers of the Fund. Mr. Bath has either managed or co-managed the Fund and its predecessor since 1985. Mr. Bath also previously managed the Capital Appreciation Fund of the Nationwide Separate Account Trust (NSAT) from 1992 to March 31, 2000 and currently co-manages the NSAT Total Return Fund. Mr. Bath has been with VMF or its predecessors since 1985.

Mr. Miller began co-managing the Fund and the NSAT Total Return Fund on September 1, 2000. Prior to joining VMF in July 1999, Mr. Miller held the following positions: Senior Portfolio Manager, Putnam Investments (1997-1999); Vice President and Assistant Portfolio Manager, Delaware Management Company (1995-1997).

         BUYING, SELLING AND EXCHANGING FUND SHARES

CHOOSING A SHARE CLASS

As noted in the Fund Summary, the Fund offers different share classes to give investors different price and cost options. The Class A, Class B and Class C shares of the Fund are available to all investors; Class D shares are available to a limited group of investors.

The following sales charges will generally apply:

  Front-end Sales Charge when you purchase:

     Class A shares

     Class C shares

     Class D shares

  Contingent Deferred Sales Charge (CDSC)(1):

     Class B shares if you sell your shares within six years of purchase

     Class C shares if you sell your shares within one year of purchase

Sales charges are paid to the Fund's distributor (the Distributor), which either retains them or pays them to a selling representative. Nationwide Advisory Services, Inc. is currently the Fund's Distributor. It is anticipated that on or about June 30, 2001, Villanova Distribution Services, Inc. will become the Fund's Distributor.

Class A, Class B and Class C shares pay distribution and/or service fees under a Distribution Plan. These fees are either retained by the Distributor or paid by the Distributor to brokers for distribution and shareholder services.

Class A and Class D shares may also pay administrative service fees. These fees are paid to brokers and other entities who provide administrative support services to the beneficial owners of Class A and Class D shares.

If you want lower annual fund expenses, Class A shares (and Class D shares if you are eligible to purchase them) may be right for you, particularly if you qualify for a reduction or waiver of sales charges. If you do not want to pay a front-end sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate. If you wish to pay a lower front-end sales charge than you would for Class A shares and are uncertain as to how long you may hold your shares, Class C shares may be right for you. The Fund reserves the right to reject an order of $50,000 or more for Class B shares or $25,000 or more for Class C shares and an order for Class B shares for Individual Retirement Accounts (IRA accounts) for shareholders 70 1/2 years old and older.

WHEN CHOOSING A SHARE CLASS, CONSIDER THE FOLLOWING:

     Class A and Class D shares                    Class B shares                          Class C shares
--------------------------------------------------------------------------------------------------------------------
Front-end sales charge means that a     No front-end sales charge, so your      Front-end sales charge means that a
portion of your initial investment      full investment immediately goes        portion of your initial investment
goes toward the sales charge, and is    toward buying shares                    goes toward the sales charge and is
not invested                                                                    not invested. Front-end sales charge
                                                                                on Class C is lower than Class A and
                                                                                Class D
 ....................................................................................................................

Reductions and waivers of the sales     No reductions of the CDSC available,    Like Class B shares, no reductions
charge available                        but waivers available                   of the CDSC are available, but
                                                                                waivers are available
 ....................................................................................................................

Lower expenses than Class B and         Higher distribution and service fees    Higher distribution and service fees
Class C shares mean higher dividends    than Class A and Class D shares mean    than Class A and Class D shares mean
per share                               higher fund expenses and lower          higher fund expenses and lower
                                        dividends per share                     dividends per share
 ....................................................................................................................

Conversion features are not             After seven years, Class B shares       Unlike Class B shares, Class C
applicable                              convert into Class A shares, which      shares do not automatically convert
                                        reduces your future fund expenses       into another class
 ....................................................................................................................

No sales charge when shares are sold    CDSC if shares are sold within six      CDSC of 1% is applicable if shares
back to the Fund(1)                     years: 5% in the first year, 4% in      are sold in the first year after
                                        the second, 3% in the third and         purchase
                                        fourth years, 2% in the fifth, and
                                        1% in the sixth year
 ....................................................................................................................

No maximum investment limit             Investments of $50,000 or more not      Investments of $250,000 or more not
                                        permitted(2)                            permitted(3)

---------------

(1) A CDSC of up to 1% may be charged on certain redemptions of Class A shares purchased without a sales charge.

(2) This limit was calculated based on a seven year holding period.

(3)This limit was calculated based on a one year holding period.

For investors who are eligible to purchase Class D shares, the purchase of such shares will be preferable to purchasing Class A, Class B or Class C shares.

 WHO CAN BUY CLASS D SHARES

 Class D shares are available for purchase by the following:
  - Investors who received Class D shares of the Fund in the reorganization of Nationwide Investing Foundation, Nationwide Investing Foundation II and Financial Horizons Investment Trust into Nationwide Mutual Funds in May 1998 as long as you purchase Class D shares through the same account and in the same capacity
  - Persons eligible to purchase Class D shares without a sales charge as described below or in the SAI

BUYING SHARES
PURCHASE PRICE. The purchase or "offering" price of each share of the Fund is its "net asset value" (NAV) next determined after the order is received, plus any applicable sales charge. A separate
                                       NAV is calculated for each class of the
                                       Fund. Generally, NAV is based on the
                                       market value of the securities owned by
                                       the Fund less its liabilities. The NAV
                                       for a class is determined by dividing the total market value of the securities owned by the Fund, allocable to such class, less the liabilities allocated to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Fund does not calculate NAV on the following days:

  - New Year's Day
  - Martin Luther King, Jr. Day
  - Presidents' Day
  - Good Friday
  - Memorial Day
  - Independence Day
  - Labor Day
  - Thanksgiving Day
  - Christmas Day
  - Other days when the New York Stock Exchange is not open.

The Fund reserves the right not to determine NAV when:

  - It has not received any orders to purchase, sell or exchange shares.
  - Changes in the value of the Fund's portfolio do not affect the NAV.

If current prices are not available for a security, or if Villanova SA Capital Trust (VSA), as the Fund's administrator, or its agent, determines a price does not represent fair value, the Fund's investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that the Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

IN-KIND PURCHASES. The Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund.

MINIMUM INVESTMENTS --
CLASS A, B AND C SHARES
To open an account                               $1,000

 ......................................................

Through the Automatic Asset
 Accumulation plan per
 transaction                                        $25

 ......................................................

Additional investments                             $100
MINIMUM INVESTMENTS -- CLASS D
To open an account                                 $250

 ......................................................

Through the Automatic Asset
Accumulation plan per
 transaction                                        $25

 ......................................................

Additional investments                              $25

 --------------------------------------------------------------

If you purchase shares through an account at a broker, different minimum account requirements may apply.
 These minimum investment requirements do not apply to certain retirement plans or omnibus accounts. Call
 1-800-848-0920 for more information.

         Buying, Selling and Exchanging Fund Shares

FRONT-END SALES CHARGES

The charts below show the Class A and Class D sales charges, which decrease as the amount of your investment increases.

CLASS A SHARES

                                                      Sales charge
                                     Sales charge       as % of
                                       as % of           amount
Amount of purchase                  offering price      invested
------------------------------------------------------------------
Less than $50,000                        5.75%             6.10%
 ..................................................................
$50,000 to $99,999                       4.50              4.71
 ..................................................................
$100,000 to $249,999                     3.50              3.63
 ..................................................................
$250,000 to $499,999                     2.50              2.56
 ..................................................................
$500,000 to $999,999                     2.00              2.04
 ..................................................................
$1 million to $24,999,999                0.50              0.50
 ..................................................................
$25 million or more                      0.25              0.25

CLASS D SHARES

                                                      Sales charge
                                     Sales charge       as % of
                                       as % of           amount
Amount of purchase                  offering price      invested
------------------------------------------------------------------
Less than $50,000                        4.50%             4.71%
 ..................................................................
$50,000 to $99,999                       4.00              4.17
 ..................................................................
$100,000 to $249,999                     3.00              3.09
 ..................................................................
$250,000 to $499,999                     2.50              2.56
 ..................................................................
$500,000 to $999,999                     1.00              1.01
 ..................................................................
$1 million to $24,999,999                0.50              0.50
 ..................................................................
$25 million or more                      None              None

CLASS C SHARES

Sales of Class C shares will be charged a sales charge of 1.00% of the offering price (1.01% of the amount invested).

CLASS A FINDERS' FEES

For certain sales of Class A shares at net asset value to employer sponsored retirement plans (other than those investing in the Fund through a variable insurance product) which are subject to a CDSC as described below, the Fund will pay a finder's fee to the dealer at the time of purchase. For the dealer to be eligible for the finder's fee, the following requirements apply:
  - The purchase of shares must be made by one employer-sponsored retirement plan within a twelve month period from the initial purchase of any Nationwide Mutual Funds (Nationwide Funds) Class A shares.
  - The purchase can be made in any combination of Nationwide Funds.
  - The employer sponsored plan will be subject to a CDSC for shares redeemed in any employer initiated redemption within the first three years of purchase (the applicable CDSC will be charged as described below).
If these conditions are met, a finder's fee will be paid on the purchase at the following rates:

     - 1.00% for sales of the Nationwide Funds of $1 million and more but less than $3 million.

     - 0.50% for sales of the Nationwide Funds of $3 million and more but less than $50 million.

     - 0.25% for sales of the Nationwide Funds of $50 million or more.

REDUCTION AND WAIVER OF CLASS A AND CLASS D SALES CHARGES

Shareholders can reduce or eliminate Class A and Class D shares' initial sales charge through one or more of the discounts described below:

  - AN INCREASE IN THE AMOUNT OF YOUR INVESTMENT. The tables above show how the sales charge decreases as the amount of your investment increases.

  - FAMILY MEMBER DISCOUNT. Members of your family who live at the same address can combine investments in the Nationwide Funds (except purchases of the Money Market Fund), possibly reducing the sales charge.

  - LIFETIME ADDITIONAL DISCOUNT. You can add the value of any of the Nationwide Funds Class A and Class D shares you already own (except the Money Market
    Fund) with the value of the shares you are purchasing, which may reduce the applicable sales charge.

  - INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE. If you use the proceeds of an insurance policy issued by any member of Nationwide Insurance to purchase Class A or Class D shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.

  - NO SALES CHARGE ON A REPURCHASE. If you sell Fund shares from your account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A and Class D shares that you buy within 30 days of selling Class A or Class D shares of an equal or lesser amount if you have already paid a sales charge. Remember, if you realize a gain on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

  - LETTER OF INTENT DISCOUNT. State in writing that during a 13-month period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A or Class D shares (excluding the Nationwide Money Market Fund) and your sales charge will be based on the total amount you intend to invest. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. Call 1-800-848-0920 for more information.

WAIVER OF CLASS A AND CLASS D SALES CHARGES

The Class A and Class D sales charges will be waived for the following purchasers:

  - Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive sales charges for those persons. (Class A shares only)

  - Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the Distributor. (Class A shares only)

  - Any person who pays for the shares with the proceeds of a sale of non-Nationwide mutual fund shares. To qualify, you must have paid an initial sales charge or CDSC on the shares sold. You must purchase the Class A shares within 60 days of the sale, and you must request the waiver when you purchase the Class A shares the Funds may require evidence that you qualify for this waiver). (Class A shares only)

  - Employer-sponsored retirement plans, including pension, profit sharing or deferred compensation plans which are qualified under sections 401(a), 403(b) or 457 of the Internal Revenue Code. (Class A shares only).

  - Trustees and retired Trustees of Nationwide Mutual Funds (including its predecessor Trusts). (Class A and Class D shares)

  - Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grand-children) and immediate relatives of deceased employees of any member of the Nationwide Insurance and Nationwide Financial companies, or any investment advisory clients of VMF, VSA and their affiliates. (Class A and Class D shares)

  - Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time (including, but not limited to, Farmland Insurance Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farmers' Association, Ruralite Services, Inc., and Southern States Cooperative). (Class A and Class D shares)

Additional investors eligible for sales charge waivers may be found in the SAI.

CONVERSION OF CLASS B SHARES

After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same. We do the conversion on the first business day of the month following the seventh anniversary of the date of your purchase.

         Buying, Selling and Exchanging Fund Shares

HOW TO PLACE YOUR PURCHASE ORDER

If you wish to purchase shares, you may purchase them using one of the methods described below. When you buy shares, be sure to specify the class of shares. If you don't choose a class, your investment will be made in Class A shares.

BY MAIL. Complete and mail the application with a check or money order made payable to: Nationwide Mutual Funds, P.O. Box 1492, Columbus, Ohio 43216-1492. Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Fund will not accept third-party checks.

BY WIRE. You can request that your bank transmit funds (federal funds) by wire to the Fund's custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920 by 4 p.m. Eastern Time, and the wire must be received by the custodian bank by the close of business on the day you placed your order or your order will be cancelled. You may be liable for any loss to the Fund resulting from the cancellation. Please note that your bank may charge a fee to wire funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

BY TELEPHONE (NATIONWIDE FUNDS NOW). Call 1-800-637-0012, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use Nationwide Funds NOW to make purchases.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Fund. If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with the Distributor.

ON-LINE. Log on to our website www.nationwidefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can download the Fund prospectus or receive information on all of our funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Fund may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

NATIONWIDE FUNDS NOW                                              1-800-637-0012

Our customized voice-response system, available 24 hours a day, seven days a week

CUSTOMER SERVICE                                                  1-800-848-0920
Representatives are available to answer questions between 8 a.m. and 5 p.m. Eastern Time (Monday through Friday, except Thursday, when representatives are available between 9:30 a.m. and 5 p.m. Eastern Time).

For additional information on buying shares and shareholder services, call Customer Service or contact your sales representative.

SELLING SHARES
You can sell -- also known as redeeming -- your shares of the Fund at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after the Fund receives your
                                       properly completed order to sell in its
                                       offices in Columbus, Ohio. Of course, the value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of the Fund's investments at the time of the sale.

Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased by check may be delayed until the check clears, which may take up to 10 business days from the date of your purchase.
Properly completed orders contain all necessary paperwork to authorize and complete the transaction.
 The Fund may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a signature guarantee.

Under extraordinary circumstances the Fund may elect to honor your redemption request by transferring some of the securities held by the Fund directly to you. For more information about the Fund's ability to make such a redemption in kind, see the SAI.

RESTRICTIONS ON SALES

You may not be able to sell your shares of the Fund or the Fund may delay paying you the proceeds from a sale when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists.

SIGNATURE GUARANTEE

A signature guarantee is required under the following circumstances:

  - if your account address has changed within the last 10 business days, or

  - if the redemption check is made payable to anyone other than the registered shareholder, or

  - if the proceeds are sent to a bank account not previously designated or changed within the past 10 business days, or

  - if the proceeds are mailed to any address other than the address of record, or

  - if the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

The Distributor reserves the right to require a signature guarantee in other circumstances, without notice.

CONTINGENT DEFERRED SALES CHARGE (CDSC) ON CLASS A, CLASS B AND CLASS C SHARES

You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The sales charge applies if your sale causes the value of Class B shares in your account to fall below the total amount of all purchases of Class B shares you made during the preceding six years. The sales charge is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. The amount of the sales charge will decrease as illustrated in the following chart:

                        1       2       3       4       5       6           7
     Sale within       year   years   years   years   years   years   years or more
-----------------------------------------------------------------------------------
Sales charge            5%      4%      3%      3%      2%      1%          0%

All purchases during the month are grouped together and will be treated as if made on the last day of the preceding month.

Under certain circumstances, employer-sponsored retirement plans investing in Class A shares without a sales charge and for which a finder's fee has been paid (other than those investing in the Fund through variable insurance products) may be charged a CDSC if shares are redeemed within three years after purchase. The CDSC will be 1% for the first year, 0.50% for the second year and 0.25% for the third year.

With respect to Class C shares, you must pay a CDSC of 1% if you sell your Class C shares within the first year after you purchased them.

We do not impose a CDSC on Class A, Class B or Class C shares purchased through reinvested dividends and distributions. If you sell your Class B or Class C shares and reinvest the proceeds in Class B or Class C shares within 30 days, the Funds will deposit an amount equal to any CDSC you paid into your account. We will also waive the CDSC on Class B or Class C shares if you sell shares following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or a determination of disability, and for mandatory withdrawals from IRA accounts after age 70 1/2 years. For more information, see the SAI.

HOW TO PLACE YOUR SALE ORDER

You can request the sale of your shares in any of the ways described below. A signature guarantee may be required under certain circumstances. Please refer back to the section entitled "Signature Guarantee" above.

         Buying, Selling and Exchanging Fund Shares

BY TELEPHONE (NATIONWIDE FUNDS NOW). Calling 1-800-637-0012 connects you to our automated voice-response system, available 24 hours a day, seven days a week, for easy access to mutual fund information. You can sell shares and have the check mailed to your address of record,
                                       unless you declined this option on your
                                       application. Only the following types of accounts can use Nationwide Funds NOW to sell shares: Individual, Joint, Transfer on Death, Trust, and Uniform Gift/Transfer to Minor accounts. You can call 1-800-637-0012 after 7 p.m. Eastern Time to learn the day's closing share price.

THROUGH OUR CUSTOMER SERVICE LINE. Unless you declined the telephone redemption privileges on your application, you can call and request that a check payable to the shareholder of record be mailed to the address of record. You can sell shares of your IRA by telephone if we receive the proper forms. The distribution from an IRA will be subject to a mandatory 10% federal withholding tax, unless you inform us in writing not to withhold taxes. For additional information or to request the forms, please call the Customer Service line at 1-800-848-0920. The Fund will use procedures to confirm that telephone instructions are genuine. If the Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Fund will be held harmless for any loss, claims or liability arising from its compliance with the instructions. The Fund may record telephone instructions to sell shares. The Fund reserves the right to revoke this privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

BY BANK WIRE. The Fund can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application), unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the Fund written notice of its termination.) Your proceeds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE (ACH). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been received by the Fund. Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the Fund written notice of its termination.)

BY MAIL OR FAX. Write a letter to Nationwide Mutual Funds, P.O. Box 1492, Columbus, Ohio 43216-1492 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must include your date of birth and indicate whether or not you want the Funds to withhold federal income tax from your proceeds. Your sale of shares will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next business day. The Fund reserves the right to require the original document if you fax your letter.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Fund. If you have an account with such a broker, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or its designated intermediary. Your broker or financial intermediary may charge fee for this services.

ON-LINE. Log on to our website www.nationwidefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can receive information on all of our funds by downloading a prospectus or using other methods as well as information concerning your own personal accounts on-line. You may also perform transactions, such as purchases, redemptions and exchanges. The Fund may terminate the ability to sell Fund shares on this website at any time, in which case you may continue to sell shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.
CAPITAL GAINS TAXES
 If you sell Fund shares for more than you paid for them, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and
 Taxes -- Selling Fund Shares" on page 17.

ACCOUNTS WITH LOW BALANCES

We may sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $250. Before the account is closed, we will give you notice and allow you 90 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts. This does not apply to Automatic Asset Accumulation accounts.

For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

DISTRIBUTION PLAN

In addition to the sales charges which you may pay for Class A, Class B and Class C shares, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits the Class A, Class B and Class C shares of the Fund to compensate the Distributor for expenses associated with distributing such shares and providing shareholder services.

DISTRIBUTION AND SERVICE FEES

Under the Distribution Plan, Class A, Class B and Class C shares of the Fund pay the Distributor compensation which is accrued daily and paid monthly. The Fund shall pay amounts not exceeding an annual amount of:

        FUND/CLASS               AS A % OF DAILY NET ASSETS
----------------------------------------------------------------
Class A shares               0.25% (distribution or service fee)
 ................................................................
Class B shares               1.00% (0.25% service fee)
 ................................................................
Class C shares               1.00% (0.25% service fee)

Class D shares pay no 12b-1 fees.

Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

EXCHANGING SHARES
You can exchange the shares you own for shares of another Fund within Nationwide Funds (except the Nationwide Morley Capital Accumulation Fund) so long as they are the same class of shares, both
                                       accounts have the same owner, and your
                                       first purchase in the new fund meets the fund's minimum investment requirement. For example, you can exchange Class A shares of the Fund for Class A shares of any other fund within the Nationwide Funds, but you cannot exchange Class A shares for Class B, Class C or Class D shares.

Generally, there is no sales charge for exchanges of Class B, Class C or Class D shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the fund into which you are exchanging. If you exchange Prime Shares of the Nationwide Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Money Market Fund. Exchanges into the Prime Shares of the Money Market Fund are only permitted from Class A, Class B, and Class D shares of the Fund. If you exchange Class B (or certain Class A shares subject to a CDSC) shares for Prime Shares of the Money Market Fund, the time you hold the shares in the Money Market Fund will not be counted for purposes of calculating any CDSC. If you then sell your Prime Shares of the Money Market Fund, you will pay the sales charge that would have been charged if the initial Class B (or certain Class A) shares had been sold at the time they were originally exchanged into the Money Market Fund. If you exchange your Prime Shares of the Money Market Fund back into Class B (or certain Class A) shares, the time you held the Class B (or Class A) shares prior to the exchange will be counted for purposes of calculating the CDSC. Class C shares cannot be exchanged into Prime Shares of the Money Market Fund; therefore, you will pay any applicable CDSC at the time you redeem Class C shares and purchase Prime Shares of the Money Market Fund. CAPITAL GAINS TAXES
 Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes.
 Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see
 "Distribution and Taxes -- Exchanging Fund Shares" on page 17.

         Buying, Selling and Exchanging Fund Shares

The Board of Trustees has approved holding a shareholder meeting for the Prestige Balanced and Prestige International Funds; at the meeting, shareholders of each of these funds will be asked to approve its liquidation. Because it is anticipated that these funds will be liquidated shortly after shareholder approval is obtained, beginning March 1, 2001, you may no longer exchange into the Prestige Balanced or Prestige International Funds.

HOW TO PLACE YOUR EXCHANGE ORDER

You can request an exchange of shares in writing, by fax, by phone, or by on-line access (see "Buying Shares -- How to place your purchase order" on page 12 or the back cover for contact information). If you make your request in writing, please be sure all account holders sign the letter. Your exchange will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling Nationwide Funds NOW, our automated voice-response system, or by logging on to our website at www.nationwidefunds.com. You will have automatic exchange privileges unless you decline this option on your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days' written notice to shareholders.

EXCESSIVE EXCHANGE ACTIVITY

The Trust reserves the right to reject any exchange request it believes will increase transaction costs, or otherwise adversely affect other shareholders. Specifically, exchange activity may be limited to 12 exchanges within a one year period or 1% of the Fund's NAV. The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

         DISTRIBUTIONS AND TAXES
The following information is provided to help you understand the income and capital gains you can earn when owning Fund shares, as well as the federal taxes you may have to pay on this income. For tax advice regarding your personal tax situation, please speak with your tax adviser.

DISTRIBUTIONS OF INCOME DIVIDENDS

Every quarter, the Fund distributes any available income dividends to shareholders. Income dividends are taxable to you as ordinary income for federal income tax purposes, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount of income dividends distributed to you will be reported in a Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividend-received deduction.

DISTRIBUTIONS OF CAPITAL GAINS

If the Fund has net realized capital gains at the end of the calendar year (meaning the gains from sales of securities exceed any losses from sales), it will distribute this capital gain to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. On Form 1099, we will report the amount of net short-term capital gains and net long-term capital gains distributed to you during the year. Currently, for individuals, long-term capital gains are taxed at a maximum rate of 20%; short-term capital gains are taxed as ordinary income, such as interest or dividends. For more information regarding capital gains tax rates, speak with your tax adviser.

REINVESTING DISTRIBUTIONS

All income and capital gains distributions will be reinvested in shares of the Fund. You may request a payment in cash in writing if distributions are in excess of $5. You may be subject to tax on reinvested distributions. If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be cancelled and the money reinvested in the Fund as of the cancellation date. No interest is paid during the time the check is outstanding.

  CHANGING YOUR DISTRIBUTION OPTION
  If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.

You may be subject to federal backup withholding at a rate of 31% of each distribution unless you certify that the taxpayer identification number you gave us is correct, and that you are not subject to withholding. (We will, however, withhold taxes if the Internal Revenue Service notifies us that such certifications are not accurate, or as may otherwise be required under the Internal Revenue Code.)

STATE AND LOCAL TAXES

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser.

SELLING FUND SHARES

Selling Fund shares for more than you paid for them gives you a capital gain, which is subject to federal income tax. The amount of the tax depends on how long you held your shares. For individuals, long-term capital gains are currently taxed at a maximum rate of 20%; and short-term capital gains are taxed as ordinary income, such as interest or dividends. Capital gains from your sale of Fund shares is not reported on Form 1099; you or your tax adviser should keep track of your purchases, sales, and any resulting gain or loss.

If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you may have.

EXCHANGING FUND SHARES

Exchanging your shares of the Fund for another fund within the Nationwide Funds is considered a sale for income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have capital gains, which are subject to the federal income taxes described above. If you exchange Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you may have.

         FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions and no sales charges). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, are included in the Trust's annual report, which is available upon request. For the Fund, for 1996, 1997 and 1998 information is for one Class D share outstanding through the periods ended October 31. The table also includes information for the Class A and Class B shares for the period from May 11, 1998 to October 31, 1998 and for the years ended October 31, 1999 and October 31, 2000. Class C shares had not been offered to the public as of October 31, 2000.

                                           GARTMORE TOTAL RETURN FUND (FORMERLY THE "NATIONWIDE FUND")
                                         ----------------------------------------------------------------
                                               YEAR ENDED                        PERIOD ENDED
                                              OCTOBER 31,                    OCTOBER 31, 1998(a)
                                         ----------------------      ------------------------------------
                                           1996         1997          CLASS D        CLASS A      CLASS B
                                         --------    ----------      ----------      -------      -------
NET ASSET VALUE -- BEGINNING OF PERIOD   $  17.35    $    20.41      $    26.57      $ 29.94      $ 29.94
INVESTMENT ACTIVITIES:
  Net investment income                      0.36          0.31            0.30         0.06           --
  Net realized and unrealized gain           3.98          7.44            6.23         0.38         0.27
                                         --------    ----------      ----------      -------      -------
     Total investment activities             4.34          7.75            6.53         0.44         0.27
                                         --------    ----------      ----------      -------      -------
DISTRIBUTIONS:
  Net investment income                     (0.35)        (0.31)          (0.30)       (0.08)       (0.03)
  Net realized gains                        (0.93)        (1.28)          (2.54)          --           --
                                         --------    ----------      ----------      -------      -------
     Total distributions                    (1.28)        (1.59)          (2.84)       (0.08)       (0.03)
Net increase (decrease) in net asset
  value                                      3.06          6.16            3.69         0.36         0.24

NET ASSET VALUE -- END OF PERIOD         $  20.41    $    26.57      $    30.26      $ 30.30      $ 30.18
                                         ========    ==========      ==========      =======      =======
Total return (without sales charges)        26.11%        40.17%          25.73%        1.48%(b)     0.90%(b)
RATIOS AND SUPPLEMENTAL DATA
  Net assets at end of period (000's)    $958,590    $1,448,422      $2,172,101      $19,746      $13,493
  Ratio of expenses to average net
     assets                                  0.61%         0.60%           0.66%        1.00%(c)     1.75%(c)
  Ratio of net investment income (loss)
     to average net assets                   1.89%         1.32%           1.00%        0.54%(c)    (0.20)%(c)
  Portfolio turnover rate(d)                16.71%        14.94%          13.47%       13.47%       13.47%

---------------

(a)Shares first offered to public on May 11, 1998. Upon completion of the Trust's Reorganization on May 11, 1998, the existing shares of the Fund were renamed Class D.
(b)Not annualized.
(c)Annualized.
(d)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

                                          GARTMORE TOTAL RETURN FUND (FORMERLY THE "NATIONWIDE FUND")
                                     ----------------------------------------------------------------------
                                       YEAR ENDED OCTOBER 31, 1999           YEAR ENDED OCTOBER 31, 2000
                                     --------------------------------      --------------------------------
                                      CLASS D      CLASS A    CLASS B       CLASS D      CLASS A    CLASS B
                                     ----------    -------    -------      ----------    -------    -------
NET ASSET VALUE -- BEGINNING OF
  PERIOD                             $    30.26    $ 30.30    $ 30.18      $    32.60    $ 32.71    $ 32.45
INVESTMENT OPERATIONS:
  Net investment income (loss)             0.25       0.17      (0.03)           0.23       0.16      (0.06)
  Net realized and unrealized gain         2.82       2.84       2.79            0.12       0.14       0.13
                                     ----------    -------    -------      ----------    -------    -------
     Total investment activities           3.07       3.01       2.76            0.35       0.30       0.07
                                     ----------    -------    -------      ----------    -------    -------
DISTRIBUTIONS:
  Net investment income                   (0.24)     (0.11)        --           (0.24)     (0.17)        --
  Net realized gains                      (0.49)     (0.49)     (0.49)          (2.04)     (2.04)     (2.04)
                                     ----------    -------    -------      ----------    -------    -------
     Total distributions                  (0.73)     (0.60)     (0.49)          (2.28)     (2.21)     (2.04)
Net increase (decrease) in net
  asset value                              2.34       2.41       2.27           (1.93)     (1.91)     (1.97)

NET ASSET VALUE -- END OF PERIOD     $    32.60    $ 32.71    $ 32.45      $    30.67    $ 30.80    $ 30.48
                                     ==========    =======    =======      ==========    =======    =======
Total return (without sales
  charges)                                10.27%     10.05%      9.22%           1.40%      1.25%      0.48%
RATIOS AND SUPPLEMENTAL DATA:
  Net assets at end of period
     (000's)                         $2,443,493    $54,223    $44,994      $2,085,243    $54,537    $47,293
  Ratio of expenses to average net
     assets                                0.73%      0.96%      1.72%           0.78%      0.98%      1.73%
  Ratio of net investment income
     (loss) to average net assets          0.78%      0.53%     (0.21%)          0.74%      0.54%     (0.20%)
  Portfolio turnover rate(a)              13.88%     13.88%     13.88%          90.01%     90.01%     90.01%

---------------

(a)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]
                      ------------------------------------

INFORMATION FROM NATIONWIDE

Please read this Prospectus before you invest, and keep it with your records. The following documents contain additional information about the Fund. To obtain a document free of charge, contact us at the address or number listed below.

- Statement of Additional Information (incorporated by reference in this Prospectus)

- Annual Reports (which contain a discussion of the market conditions and investment strategies that significantly affected Fund's performance) (as available)

- Semi-Annual Reports (as available)

FOR ADDITIONAL INFORMATION CONTACT:

Nationwide Family of Funds
P.O. Box 1492
Columbus, Ohio 43216-1492
(614) 428-3278 (fax)

Nationwide Logo

FOR INFORMATION, ASSISTANCE AND WIRE ORDERS:

1-800-848-0920 (toll free, 8 a.m.- 5 p.m. Eastern Time (Monday through Friday, except Thursday, when representatives are available between 9:30 a.m. and 5 p.m. Eastern Time.))

FOR 24-HOUR ACCOUNT ACCESS:

1-800-637-0012 (toll free)
Also, visit the Nationwide Funds' website at www.nationwidefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

INVESTMENT COMPANY ACT FILE NO. 811-08495

NATIONWIDE FAMILY OF FUNDS
P.O. BOX 1492
COLUMBUS, OHIO 43216-1492

HS-409-3/01

NATIONWIDE(R) FAMILY OF FUNDS

Prospectus

March 1, 2001

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

- Gartmore Value Opportunities Fund
  (formerly "Nationwide Value Opportunities Fund")

TABLE OF CONTENTS

FUND SUMMARY.................................................................  2

MORE ABOUT THE FUND........................................................... 6
Principal Investments and Techniques.......................................... 6
Principal Risks............................................................... 6

MANAGEMENT.................................................................... 9
Investment Adviser............................................................ 9
Subadviser.................................................................... 9
Prior Performance of the Portfolio Managers................................... 9

BUYING, SELLING AND EXCHANGING FUND SHARES................................... 11
Choosing a Share Class....................................................... 11
Buying Shares................................................................ 12
Selling Shares............................................................... 15
Distribution Plan............................................................ 17
Exchanging Shares............................................................ 18

DISTRIBUTIONS AND TAXES...................................................... 20
Distributions of Income Dividends............................................ 20
Distributions of Capital Gains............................................... 20
Reinvesting Distributions.................................................... 20
State and Local Taxes........................................................ 20
Selling Fund Shares.......................................................... 20
Exchanging Fund Shares....................................................... 20

FINANCIAL HIGHLIGHTS......................................................... 21

ADDITIONAL INFORMATION............................................... BACK COVER

FUND SUMMARY
This prospectus provides information about the Gartmore Value Opportunities Fund (the "Fund"). The following section summarizes key information about the Fund, including information regarding the investment objective, principal strategies, principal risks, performance and fees for the Fund. The Fund's investment objective can be changed without shareholder approval. Use the summary to compare the Fund with other mutual funds. More detailed information about the risks and investment techniques of the Fund can be found in "More About the Fund" beginning on page 6. "You" and "your" refer to potential investors and current shareholders of the Fund.

The Fund Summary contains a discussion of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its objective or that the Fund's performance will be positive for any period of time.

A QUICK NOTE ABOUT SHARE CLASSES

The Fund has four different share classes:

          - Class A
          - Class B
          - Class C
          - Institutional Service Class

The fees, sales charges and expenses for each share class are different, but each share class of the Fund represents an investment in the same assets of the Fund. Having different share classes simply lets you choose the cost structure that's right for you.

The fees and expenses for the Fund are set forth in the Fund Summary. For more information about which share class is right for you, see "Buying, Selling and Exchanging Fund Shares -- Choosing a Share Class" beginning on page 11.

Effective March 1, 2001, the Nationwide Value Opportunities Fund will be known as the GARTMORE VALUE OPPORTUNITIES FUND. This prospectus reflects the name change.

The Fund's management, strategy, and investment objective remain the same.

OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long-term capital appreciation through investment in common stocks or their equivalents.

Villanova Mutual Fund Capital Trust, the Fund's investment adviser (VMF), has selected NorthPointe Capital LLC as the subadviser to manage the Fund's portfolio on a day to day basis. The Fund pursues its investment objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of companies whose equity market capitalizations at the time of investment are similar to the market capitalizations of companies in the Russell(R) 2000 Index(1), known as small cap companies. The Russell 2000, published by the Frank Russell Company, is an index consisting of approximately 2,000 companies known as "small cap" companies which have small market capitalizations relative to the market capitalizations of other U.S. companies. As of December 31, 2000, the market capitalizations of companies in the Russell 2000 ranged from $178 million to $1.5 billion. The Frank Russell Company annually updates the market capitalization range for the Russell 2000 Index.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it's simply the number of outstanding shares of the company multiplied by the current share price.

The Fund invests primarily in stocks of U.S. and foreign companies, which it considers to be "value" companies. These companies have good earnings growth potential and the Fund's subadviser believes that the market has undervalued them. The Fund will also invest in stocks that are not well recognized and stocks of special situation companies and turnarounds (companies that have experienced significant business problems but which the subadviser believes have favorable prospects for recovery).

Smaller capitalization companies are often undervalued for one of the following reasons: (1) institutional investors, which currently represent a majority of the trading volume in the shares of publicly traded companies, are often less interested in smaller capitalization companies because of the difficulty of acquiring a meaningful position without purchasing a large percentage of the company's outstanding equity securities; and (2) such companies may not be regularly researched by securities analysts, which could result in greater discrepancies in valuation.


---------------

(1) The Russell 2000(R) Index is a registered service mark of The Frank Russell Company which does not sponsor and is in no way affiliated with the Fund.


In addition to investing in small cap companies, the Fund may also invest in larger capitalization companies and in real estate investment trusts (REITs).

The subadviser will consider selling a security if there are more attractive securities available, if the business environment is changing or to control the overall risk of the portfolio.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

SMALL CAP RISK. The Fund's investments in smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor value-oriented stocks. Rather, the market could favor growth stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on value-style stocks, performance may at times be better or worse than the performance of stock funds that

Fund Summary

focus on other types of stocks, or that have a broader investment style.

FOREIGN RISK. To the extent the Fund invests in foreign securities, investments in foreign securities involve risks in addition to those of U.S. investments. These risks involve political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement.

For more detailed information about the Fund's investments and risks, see "More About the Fund" beginning on page 6.

PERFORMANCE

The following bar chart and table present the performance of the Fund. The bar chart shows the Fund's annual total return. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL RETURNS -- CLASS A SHARES(1)

2000                                                                             31.52%

Best quarter:   17.11%  1st qtr. of 2000
Worst quarter: -3.04%  2nd qtr. of 2000

---------------

(1) These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown.

                                                         One      Since
Average annual returns(1) -- as of December 31, 2000     year     Inception(2)
------------------------------------------------------------------------------
Class A shares                                          23.97%       26.03%
 ..............................................................................
Class B shares                                          25.77%       28.95%
 ..............................................................................
Class C shares(3)                                       28.51%       30.63%
 ..............................................................................
Institutional Service Class shares                      31.98%       34.14%
 ..............................................................................
Russell 2000 Index(4)                                   -3.02%       -1.43%

---------------

(1) These returns reflect performance after sales charges, if any, and expenses are deducted.

(2) The Fund began operations on December 29, 1999.

(3) These returns include performance of the Fund which was achieved prior to the creation of Class C shares (March 1, 2001), which is the same as the performance shown for the Class B shares through December 31, 2000. The returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance of Class C shares would have been similar as a result of similar expenses.

(4) The Russell 2000 Index is an unmanaged index of securities of small capitalization U.S. companies. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual return of this Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                    Institutional
                                                                       Service
Shareholder Fees(1)                   Class A   Class B   Class C       Class
(paid directly from your investment)  shares    shares    shares       shares
---------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed   5.75%(2)  None      1.00%      None
on purchases (as a percentage of
offering price)
 .................................................................................
Maximum Deferred Sales Charge (Load)  None(3)   5.00%(4)  1.00%(5)   None
imposed on redemptions (as a
percentage of original purchase
price or sale proceeds, as
applicable)

                                                              Institutional
                                                                 Service
Annual Fund Operating Expenses  Class A   Class B   Class C       Class
(deducted from Fund assets)     shares    shares    shares       shares
---------------------------------------------------------------------------
Management Fees                 0.70%     0.70%     0.70%      0.70%
 ...........................................................................
Distribution and/or Service     0.25%     1.00%     1.00%      None
(12b-1) Fees
 ...........................................................................
Other Expenses                  5.64%     6.00%     6.00%      5.29%
---------------------------------------------------------------------------
TOTAL ANNUAL FUND               6.59%     7.70%     7.70%      5.99%
OPERATING EXPENSES
 ...........................................................................
Amount of Fee Waiver/           5.24%     5.75%     5.75%      4.99%
Expense Reimbursement
---------------------------------------------------------------------------
NET EXPENSES AFTER WAIVERS(6)   1.35%     1.95%     1.95%      1.00%

---------------

(1) If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares -- Buying Shares -- Class A and Class C sales charges" beginning on page 13.

(3) A contingent deferred sales charge (CDSC) of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge.

(4) A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares -- Selling Shares -- Contingent deferred sales charge
    (CDSC) on Class A, Class B and Class C shares" on page 16.

(5) A CDSC of 1% is charged when you sell Class C shares within the first year after purchase.

(6) VMF and the Fund have entered into a written contract limiting operating expenses to those listed in "Net Expenses After Waivers" through February 28, 2002. The Fund is authorized to reimburse VMF for management fees previously waived and/or for the cost of Other Expenses paid by VMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse VMF in this manner only applies to fees paid or reimbursement made by VMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and expense waivers for only one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 year   3 years   5 years   10 years
-------------------------------------------------------------
Class A shares           $705    $1,972    $3,199     $6,100
 .............................................................
Class B shares           $698    $2,042    $3,405     $6,277
 .............................................................
Class C shares           $396    $1,825    $3,272     $6,563
 .............................................................
Institutional Service
Class shares             $102    $1,336    $2,545     $5,465

You would pay the following expenses on the same investment if you did not sell your shares(1):

                        1 year   3 years   5 years   10 years
-------------------------------------------------------------
Class B shares           $198    $1,742    $3,205     $6,277
 .............................................................
Class C shares           $296    $1,825    $3,272     $6,563

---------------

(1) Expenses paid on the same investment in Class A and Institutional Service Class shares do not change whether or not you sell your shares.

MORE ABOUT THE FUND

PRINCIPAL INVESTMENTS AND TECHNIQUES

The Fund may use the following additional principal investments and techniques to increase returns, protect assets or diversify investments.

The Statement of Additional Information (SAI) contains additional information about the Fund, including the Fund's other investment techniques. To obtain a copy of the SAI, see the back cover.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities -- also known as convertibles -- including bonds, debentures, notes, preferred stocks and other securities. Convertibles are hybrid securities that have characteristics of both bonds and stocks. Like bonds, they pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stock.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertible's market value. For example, as the underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a good source of dependable income. Therefore, if interest rates increase and "newer," better paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar non-convertible securities such as bonds (bondholders must generally be paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a rating agency, or they are not rated at all.

PREFERRED STOCK. Holders of preferred stocks normally have the right to receive dividends at a fixed rate but do not participate in other amounts available for distribution by the issuer. Dividends on preferred stock may be cumulative, and cumulative dividends must be paid before common shareholders receive any dividends. Because preferred stock dividends usually must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible securities may be subordinated to other preferred stock of the same issuer.

WARRANTS. A warrant is a security that gives the holder of the warrant the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

REITS. The Fund may invest in real estate investment trusts (REITS). REITS are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs.

REITS involve certain risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others, possible declines in the value of real estate, possible lack of availability of mortgage funds, and expected vacancies of properties.

PRINCIPAL RISKS

SMALL CAP RISK. Historically, the securities of small cap companies have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small companies, the lower degree of liquidity in the markets for such securities, the greater impact caused by changes in investor perception of value, and the greater sensitivity of small cap companies to changing economic conditions. In addition, small cap companies may:

  - Lack depth of management.
  - Lack a proven track record.
  - Be unable to generate funds necessary for growth or development.
  - Be developing or marketing new products or services for which markets are not yet established and may never become established.
  - Market products or services which may become quickly obsolete.

Small cap companies in the technology and biotechnology sectors may be subject to abrupt or erratic price movements. Therefore, while small cap companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

FOREIGN RISK. Foreign security investing involves special risks not presented by U.S. investing that can increase the chances that the Fund will lose money.

  - COUNTRY. General securities market movements in any country in which the Fund has investments, are likely to affect the value of the Fund's securities that trade in that country. These movements will affect the Fund's share price and the Fund's performance. The political, economic and social structures of some countries in which the Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

  - FOREIGN MARKETS. Because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may make it difficult for the Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the U.S. This reduces the amount the Fund can earn on its investments.

  - GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. The Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the Fund's portfolio manager(s) to completely and accurately determine a company's financial condition.

  - CURRENCY. Some of the Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the Fund owns as well as the Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

RISK ASSOCIATED WITH VALUE STOCKS. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. In comparison, a growth stock's price may be more directly linked to market developments than a value stock's price. However, value stocks tend to have higher dividend yields than growth stocks. This means they depend less on price changes for returns. Accordingly, they might not participate in upward market movements, but may be less adversely affected in a down market compared to lower yielding stocks.

More About the Fund

TEMPORARY DEFENSIVE POSITIONS

In response to economic, political or unusual market conditions, the Fund may invest up to 100% of its assets in cash or money market obligations. Should this occur, the Fund will not meet its investment objectives and may miss potential market upswings.

MANAGEMENT

INVESTMENT ADVISER

Villanova Mutual Fund Capital Trust (VMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the Fund's assets and supervises the daily business affairs of the Fund. Subject to the supervision and direction of the Trustees, VMF also monitors the performance of the Subadviser. VMF was organized in 1999 and advises mutual funds. As of December 31, 2000, VMF and its affiliates had approximately $23.3 billion in assets under management.

The Fund pays VMF a management fee which is based on the Fund's average daily net assets. The Fund pays VMF a management fee as set forth below. The management fee is based on the Fund's average daily net assets and includes breakpoints, so fees decrease as assets increase.

ASSETS                                     FEE
Up to $250 million                             0.70%
$250 million-$1 billion                        0.675%
$1 billion-$2 billion                          0.65%
$2 billion-$5 billion                          0.625%
$5 billion+                                    0.60%

SUBADVISER

NorthPointe Capital, LLC (NorthPointe), 101 West Big Beaver, Suite 1125, Troy, Michigan 48084 is the subadviser for the Fund. Subject to the supervision of VMF and the Trustees, NorthPointe manages the assets in accordance with the Fund's investment objective and strategies. NorthPointe makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities. NorthPointe was organized in 1999 and also manages other Nationwide Funds, as well as institutional accounts.

PORTFOLIO MANAGERS: Jeffrey C. Petherick and Mary C. Champagne are co-portfolio managers of the Fund. Mr. Petherick and Ms. Champagne joined NorthPointe in January 2000, and between June 1995 and December 1999, had co-managed institutional and retail small cap value equity investments at Loomis, Sayles & Company, L.P., including the Loomis Sayles Small Cap Value Fund.

PRIOR PERFORMANCE OF THE PORTFOLIO MANAGERS

As described above, Mr. Petherick and Ms. Champagne were primarily responsible for managing another mutual fund with investment objectives and strategies that are substantially similar, but not necessarily identical, to the Fund. That Fund was the Loomis Sayles Small Cap Value Fund (the "Prior Fund"). They managed the Prior Fund together beginning in June 1995 through December 1999. Performance for the Prior Fund follows. This performance for the Prior Fund reflects changes in the share prices and reinvestment of dividends and distributions, and is net of all fees and expenses. The Prior Fund's performance is shown for the Institutional Shares which have been in existence for the longest period of time; the expenses of the Institutional Shares are lower than the expenses for each of the classes of the Fund and do not reflect the deduction of any sales charges, which are applicable for the Class A and Class B shares of the Fund.

LOOMIS SAYLES SMALL CAP VALUE FUND -- INSTITUTIONAL SHARES

                                  ANNUALIZED
                                    TOTAL        RUSSELL 2000
                                  RETURN(1)         INDEX
1 year ending December 31, 1999      0.37%          21.26%
Period from July 1, 1995 until
  December 31, 1999(2)              15.61%          15.21%

---------------

(1) Total returns would have been lower had the adviser not reduced its advisory fee and/or borne other operating expenses. Likewise, total returns for the Prior Fund would have been lower if the expenses associated with the Fund were applied to the Prior Fund.

(2)Mr. Petherick and Ms. Champagne began co-managing the Institutional Class shares of the Loomis Sayles Small Cap Value Fund in June of 1995.

Included for comparison are performance figures of the Russell 2000 Index, an unmanaged index that measures the performance of equity securities. The securities found in the Russell 2000 Index are similar, but not identical, to those in the Fund's portfolio as well as those securities which were found in the portfolio of the Prior Fund that was managed by Mr. Petherick and Ms. Champagne.

We have included performance information about the Prior Fund for comparison purposes, BUT THIS MUTUAL FUND IS SEPARATE AND DISTINCT FROM THE FUND. ITS PERFORMANCE DOES NOT GUARANTEE SIMILAR RESULTS FOR THE FUND AND SHOULD NOT BE VIEWED AS A SUBSTITUTE FOR THE FUND'S OWN PERFORMANCE.

Management

The performance of the Prior Fund when managed by Mr. Petherick and Ms. Champagne may not be comparable to the performance of the Fund because of the following differences:

  - brokerage commissions and dealer spreads
  - expenses (including management fees)
  - the size of the investment in a particular security in relation to the portfolio size
  - the timing of purchases and sales (including the affect of market conditions at that time)
  - the timing of cash flows into the portfolio
  - the availability of cash flows into the portfolio

Average annual total return represents the average change over a specified period of time in the value of an investment after reinvesting all income and capital gains distributions. The historical performance information is based on information found in Factset. The Fund believes that it is reliable, but the Fund has not independently verified it.

BUYING, SELLING AND EXCHANGING FUND SHARES

CHOOSING A SHARE CLASS

As noted in the Fund Summary, the Fund offers different share classes to give investors different price and cost options. The Class A, Class B and Class C shares of the Funds are available to all investors; Institutional Service Class shares are available to a limited group of investors.

The following sales charges will generally apply:

  Front-end Sales Charge when you purchase:

     Class A shares

     Class C shares

  Contingent Deferred Sales Charge (CDSC)(1):

     Class B shares if you sell your shares within six years of purchase

     Class C shares if you sell your shares within one year of purchase

  No Sales Charges on Institutional Service Class shares

Sales charges are paid to the Fund's distributor (the Distributor), which either retains them or pays them to a selling representative. Nationwide Advisory Services, Inc. is currently the Fund's Distributor. It is anticipated that on or about June 30, 2001, Villanova Distribution Services, Inc. will become the Fund's Distributor.

Class A, Class B and Class C shares pay distribution and/or service fees under a Distribution Plan. These fees are either retained by the Distributor or paid by the Distributor to brokers for distribution and shareholder services.

Class A and Institutional Service Class shares may also pay administrative service fees. These fees are paid to brokers and other entities who provide administrative support services to the beneficial owners of Class A and Institutional Class shares.

If you want lower annual fund expenses, Class A shares (and Institutional Service Class shares if you are eligible to purchase them) may be right for you, particularly if you qualify for a reduction or waiver of sales charges. If you do not want to pay a front-end sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate. If you wish to pay a lower front-end sales charge than you would for Class A shares and are uncertain as to how long you may hold your shares, Class C shares may be right for you. The Funds reserve the right to reject an order of $50,000 or more for Class B shares or $250,000 or more for Class C shares and an order for Class B shares for Individual Retirement Accounts (IRA accounts) for shareholders 70 1/2 years old and older.

WHEN CHOOSING A SHARE CLASS, CONSIDER THE FOLLOWING:

           Class A shares                          Class B shares                          Class C shares
--------------------------------------------------------------------------------------------------------------------
Front-end sales charge means that a     No front-end sales charge, so your      Front-end sales charge means that a
portion of your initial investment      full investment immediately goes        portion of your initial investment
goes toward the sales charge, and is    toward buying shares                    goes toward the sales charge and is
not invested                                                                    not invested. Front-end sales charge
                                                                                on Class C is lower than Class A
 ....................................................................................................................

Reductions and waivers of the sales     No reductions of the CDSC available,    Like Class B shares, no reductions
charge available                        but waivers available                   of the CDSC are available, but
                                                                                waivers are available
 ....................................................................................................................

Lower expenses than Class B and         Higher distribution and service fees    Higher distribution and service fees
Class C shares mean higher dividends    than Class A shares mean higher fund    than Class A shares mean higher fund
per share                               expenses and lower dividends per        expenses and lower dividends per
                                        share                                   share
 ....................................................................................................................

Conversion features are not             After seven years, Class B shares       Unlike Class B shares, Class C
applicable                              convert into Class A shares, which      shares do not automatically convert
                                        reduces your future fund expenses       into another class
 ....................................................................................................................

No sales charge when shares are sold    CDSC if shares are sold within six      CDSC of 1% is applicable if shares
back to the Fund(1)                     years: 5% in the first year, 4% in      are sold in the first year after
                                        the second, 3% in the third and         purchase
                                        fourth years, 2% in the fifth, and
                                        1% in the sixth year
 ....................................................................................................................

No maximum investment limit             Investments of $50,000 or more not      Investments of $250,000 or more not
                                        permitted(2)                            permitted(3)

---------------

(1) A CDSC of up to 1% may be charged on certain redemptions of Class A shares purchased without a sales charge.
(2) This limit was calculated based on a seven year holding period.
(3) This limit was calculated based on a one year holding period.

Buying, Selling and Exchanging Fund Shares

For investors who are eligible to purchase Institutional Service Class shares, the purchase of such shares will be preferable to purchasing Class A, Class B or Class C shares.

 WHO CAN BUY INSTITUTIONAL SERVICE CLASS SHARES

 The Institutional Service Class shares are available for purchase only by the following:
   - retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and roll-over individual retirement accounts from such plans
   - tax-exempt employee benefit plans for which third party administrators provide recordkeeping services and are compensated by the Fund for such services
   - a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Service Class shares, where the investment is part of a program that collects an administrative service fee
   - registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Fund for services it provides
   - life insurance separate accounts to fund the benefits of variable annuity contracts issued to governmental entities as an investment option under their deferred compensation plans as defined under Section 457 of the Internal Revenue Code (the Code) or qualified plans adopted pursuant to
     Section 401(a) of the Code.

BUYING SHARES
PURCHASE PRICE. The purchase or "offering" price of each share of the Fund is its "net asset value" (NAV) next determined after the order is received, plus any applicable sales charge. A separate NAV is calculated for each class of the Fund. Generally, NAV is based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities owned by the Fund, allocable to such class, less the liabilities allocated to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Fund does not calculate NAV on the following days:

  - New Year's Day
  - Martin Luther King, Jr. Day
  - Presidents' Day
  - Good Friday
  - Memorial Day
  - Independence Day
  - Labor Day
  - Thanksgiving Day
  - Christmas Day
  - Other days when the New York Stock Exchange is not open.

The Fund reserves the right not to determine NAV when:

  - It has not received any orders to purchase, sell or exchange shares.
  - Changes in the value of the Fund's portfolio do not affect the NAV.

MINIMUM INVESTMENTS --
CLASS A, B AND C SHARES
To open an account (per Fund)                                             $1,000

 ................................................................................

Through the Automatic Asset Accumulation plan per
transaction                                                                  $25

 ................................................................................

Additional investments (per Fund)                                           $100
MINIMUM INVESTMENTS -- INSTITUTIONAL SERVICE CLASS SHARES
To open an account (per Fund)                                            $50,000

 ................................................................................

Additional investments                                                      None

------------------------------------
If you purchase shares through an account at a broker, different minimum account requirements may apply. These minimum investment requirements do not apply to certain retirement plans or omnibus accounts. Call 1-800-848-0920 for more information.

If current prices are not available for a security, or if Villanova SA Capital Trust (VSA), as the Fund's administrator, or its agent, determines a price does not represent fair value, the Fund's investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that the Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

IN-KIND PURCHASES. The Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund.

CLASS A AND CLASS C SALES CHARGES

CLASS A SHARES

The chart below show the Class A charges, which decrease as the amount of your investment increases.

                                                      Sales charge
                                     Sales charge       as % of
                                       as % of           amount
Amount of purchase                  offering price      invested
------------------------------------------------------------------
Less than $50,000                       5.75%             6.10%
 ..................................................................
$50,000 to $99,999                      4.50              4.71
 ..................................................................
$100,000 to $249,999                    3.50              3.63
 ..................................................................
$250,000 to $499,999                    2.50              2.56
 ..................................................................
$500,000 to $999,999                    2.00              2.04
 ..................................................................
$1 million to $24,999,999               0.50              0.50
 ..................................................................
$25 million or more                     0.25              0.25

CLASS C SHARES

Sales of Class C shares will be charged a sales charge of 1.00% of the offering price (1.01% of the amount invested).

CLASS A FINDERS' FEES

For certain sales of Class A shares at net asset value to employer sponsored retirement plans (other than those investing in the Fund through a variable insurance product) which are subject to a CDSC as described below, the Fund will pay a finder's fee to the dealer at the time of purchase. For the dealer to be eligible for the finder's fee, the following requirements apply:
  - The purchase of shares must be made by one employer-sponsored retirement plan within a twelve month period from the initial purchase of any Nationwide Mutual Funds (Nationwide Funds) Class A shares.
  - The purchase can be made in any combination of Nationwide Funds.
  - The employer sponsored plan will be subject to a CDSC for shares redeemed in any employer initiated redemption within the first three years of purchase (the applicable CDSC will be charged as described below).
If these conditions are met, a finder's fee will be paid on the purchase at the following rates:

     - 1.00% for sales of the Nationwide Funds of $1 million and more but less than $3 million.

     - 0.50% for sales of the Nationwide Funds of $3 million and more but less than $50 million.

     - 0.25% for sales of the Nationwide Funds of $50 million or more.

REDUCTION AND WAIVER OF CLASS A SALES CHARGES

Shareholders can reduce or eliminate Class A shares' initial sales charge through one or more of the discounts described below:

  - AN INCREASE IN THE AMOUNT OF YOUR INVESTMENT. The tables above show how the sales charge decreases as the amount of your investment increases.

  - FAMILY MEMBER DISCOUNT. Members of your family who live at the same address can combine investments in the Nationwide Funds (except purchases of the Nationwide Money Market Fund), possibly reducing the sales charge.

  - LIFETIME ADDITIONAL DISCOUNT. You can add the value of any of the Nationwide Funds Class A shares you already own (except the Nationwide Money Market
    Fund) with the value of the shares you are purchasing, which may reduce the applicable sales charge.

  - INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE. If you use the proceeds of an insurance policy issued by any member of Nationwide Insurance to purchase Class A shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.

  - NO SALES CHARGE ON A REPURCHASE. If you sell Fund shares from your account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on

Buying, Selling and Exchanging Fund Shares

    Class A shares that you buy within 30 days of selling Class A shares of an equal or lesser amount if you have already paid a sales charge. Remember, if you realize a gain on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

  - LETTER OF INTENT DISCOUNT. State in writing that during a 13-month period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A shares (excluding the Nationwide Money Market Fund) and your sales charge will be based on the total amount you intend to invest. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. Call 1-800-848-0920 for more information.

WAIVER OF CLASS A SALES CHARGES

The Class A sales charges will be waived for the following purchasers:

  - Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive sales charges for those persons.

  - Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the Distributor.

  - Any person who pays for the shares with the proceeds of a sale of non-Nationwide mutual fund shares. To qualify, you must have paid an initial sales charge or CDSC on the shares sold. You must purchase the Class A shares within 60 days of the sale, and you must request the waiver when you purchase the Class A shares (the Fund may require evidence that you qualify for this waiver).

  - Employer-sponsored retirement plans, including pension, profit sharing or deferred compensation plans which are qualified under sections 401(a), 403(b) or 457 of the Internal Revenue Code.

  - Trustees and retired Trustees of Nationwide Mutual Funds (including its predecessor Trusts).

  - Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grand-children) and immediate relatives of deceased employees of any member of the Nationwide Insurance and Nationwide Financial companies, or any investment advisory clients of VMF, VSA and their affiliates.

  - Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time (including, but not limited to, Farmland Insurance Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farmers' Association, Ruralite Services, Inc., and Southern States Cooperative).

Additional investors eligible for sales charge waivers may be found in the SAI.

CONVERSION OF CLASS B SHARES

After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same. We do the conversion on the first business day of the month following the seventh anniversary of the date of your purchase.

HOW TO PLACE YOUR PURCHASE ORDER

If you wish to purchase Class A, Class B or Class C shares, you may purchase them using one of the methods described below. When you buy shares, be sure to specify the class of shares. If you don't choose a class, your investment will be made in Class A shares. Eligible entities wishing to purchase Institutional Service Class shares should contact Customer Service at 1-800-848-0920 for more information regarding such purchases.

BY MAIL. Complete and mail the application with a check or money order made payable to: Nationwide Mutual Funds, P.O. Box 1492, Columbus, Ohio 43216-1492. Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Fund will not accept third-party checks.

BY WIRE. You can request that your bank transmit funds (federal funds) by wire to the Fund's custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920 by 4 p.m. Eastern Time, and the wire must be received by the custodian bank by the close of business on the day you placed your order or your order will be cancelled. You may be liable for any loss to the Fund resulting from the cancellation. Please note that your bank may charge a fee to wire funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

BY TELEPHONE (NATIONWIDE FUNDS NOW). Call 1-800-637-0012, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use Nationwide Funds NOW to make purchases.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Fund. If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with the Distributor.

ON-LINE. Log on to our website www.nationwidefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can download the Fund prospectus or receive information on all of our funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Fund may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

NATIONWIDE FUNDS NOW                                              1-800-637-0012

Our customized voice-response system, available 24 hours a day, seven days a week

CUSTOMER SERVICE                                                  1-800-848-0920
Representatives are available to answer questions between 8 a.m. and 5 p.m. Eastern Time (Monday through Friday, except Thursday, when representatives are available between 9:30 a.m. and 5 p.m. Eastern Time).

For additional information on buying shares and shareholder services, call Customer Service or contact your sales representative.

SELLING SHARES
You can sell -- also known as redeeming -- your shares of the Fund at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after the Fund receives your
                                       properly completed order to sell in its
                                       offices in Columbus, Ohio. Of course, the value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of the Fund's investments at the time of the sale.

Properly completed orders contain all necessary paperwork to authorize and complete the transaction. The Fund may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a signature guarantee.

Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased by check may be delayed until the check clears, which may take up to 10 business days from the date of your purchase.

Under extraordinary circumstances a Fund may elect to honor your redemption request by transferring some of the securities held by the Fund directly to you. For more information about the Fund's ability to make such a redemption in kind, see the SAI.

Buying, Selling and Exchanging Fund Shares

RESTRICTIONS ON SALES

You may not be able to sell your shares of the Fund or the Fund may delay paying you the proceeds from a sale when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists.

SIGNATURE GUARANTEE -- CLASS A, CLASS B AND CLASS C SHARES

A signature guarantee is required under the following circumstances:
  - if your account address has changed within the last 10 business days, or
  - if the redemption check is made payable to anyone other than the registered shareholder, or
  - if the proceeds are sent to a bank account not previously designated or changed within the past 10 business days, or
  - if the proceeds are mailed to any address other than the address of record, or
  - if the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

The Distributor reserves the right to require a signature guarantee in other circumstances, without notice.

CONTINGENT DEFERRED SALES CHARGE (CDSC) ON CLASS A, CLASS B AND CLASS C SHARES

You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The sales charge applies if your sale causes the value of Class B shares in your account to fall below the total amount of all purchases of Class B shares you made during the preceding six years. The sales charge is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. The amount of the sales charge will decrease as illustrated in the following chart:

                        1       2       3       4       5       6           7
     Sale within       year   years   years   years   years   years   years or more
-----------------------------------------------------------------------------------
Sales charge            5%      4%      3%      3%      2%      1%          0%

All purchases during the month are grouped together and will be treated as if made on the last day of the preceding month.

Under certain circumstances, employer-sponsored retirement plans investing in Class A shares without a sales charge and for which a finder's fee has been paid (other than those investing in the Fund through variable insurance products) may be charged a CDSC if shares are redeemed within three years after purchase. The CDSC will be 1% for the first year, 0.50% for the second year and 0.25% for the third year.

With respect to Class C shares, you must pay a CDSC of 1% if you sell your Class C shares within the first year after you purchased them.

We do not impose a CDSC on Class A, Class B or Class C shares purchased through reinvested dividends and distributions. If you sell your Class B or Class C shares and reinvest the proceeds in Class B or Class C shares within 30 days, the Funds will deposit an amount equal to any CDSC on Class B or Class C shares you paid into your account. We will also waive the CDSC on Class B or Class C shares if you sell shares following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or a determination of disability, and for mandatory withdrawals from IRA accounts after age 70 1/2 years. For more information, see the SAI.

HOW TO PLACE YOUR SALE ORDER

You can request the sale of your Class A, Class B, or Class C shares in any of the ways described below. A signature guarantee may be required under certain circumstances. Please refer back to the section entitled "Signature
Guarantee -- Class A, Class B and Class C shares" above. Eligible entities wishing to sell Institutional Service Class shares should contact the Distributor at 1-800-848-0920 for information regarding such sales.
BY TELEPHONE (NATIONWIDE FUNDS NOW). Calling 1-800-637-0012 connects you to our automated voice-response system, available 24 hours a day, seven days a week, for easy access to mutual fund information. You can sell shares and have the check mailed to your address of record, unless you declined this option on your application. Only the following types of accounts can use Nationwide Funds NOW to sell shares: Individual, Joint, Transfer on Death, Trust, and Uniform Gift/ Transfer to Minor accounts. You can call 1-800-637-0012 after 7 p.m. Eastern Time to learn the day's closing share price.
CAPITAL GAINS TAXES
 If you sell Fund shares for more than you paid for them, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and
 Taxes -- Selling Fund Shares" on page 20.

THROUGH OUR CUSTOMER SERVICE LINE. Unless you declined the telephone redemption privileges on your application, you can call and request that a check payable to the shareholder of record be mailed to the address of record. You can sell shares of your IRA by telephone if we receive the proper forms. The distribution from an IRA will be subject to a mandatory 10% federal withholding tax, unless you inform us in writing not to withhold taxes. For additional information or to request the forms, please call the Customer Service line at 1-800-848-0920. The Fund will use procedures to confirm that telephone instructions are genuine. If the Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Fund will be held harmless for any loss, claims or liability arising from its compliance with the instructions. The Fund may record telephone instructions to sell shares. The Fund reserves the right to revoke this privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

BY BANK WIRE. The Funds can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application), unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the Fund written notice of its termination.) Your proceeds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE (ACH). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been received by the Fund. Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the Fund written notice of its termination.)

BY MAIL OR FAX. Write a letter to Nationwide Mutual Funds, P.O. Box 1492, Columbus, Ohio 43216-1492 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must include your date of birth and indicate whether or not you want the Funds to withhold federal income tax from your proceeds. Your sale of shares will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next business day. The Fund reserves the right to require the original document if you fax your letter.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Fund. If you have an account with such a broker, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or its designated intermediary. Your broker or financial intermediary may charge fee for this services.

ON-LINE. Log on to our website www.nationwidefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can receive information on all of our funds by downloading a prospectus or using other methods as well as information concerning your own personal accounts on-line. You may also perform transactions, such as purchases, redemptions and exchanges. The Fund may terminate the ability to sell Fund shares on this website at any time, in which case you may continue to sell shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ACCOUNTS WITH LOW BALANCES -- CLASS A, CLASS B AND CLASS C SHARES

We may sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $250. Before the account is closed, we will give you notice and allow you 90 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts. This does not apply to Automatic Asset Accumulation accounts.

For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

DISTRIBUTION PLAN

In addition to the sales charges which you may pay for Class A, Class B and Class C shares, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment

Buying, Selling and Exchanging Fund Shares

Company Act of 1940, which permits the Class A, Class B and Class C shares of the Fund to compensate the Distributor for expenses associated with distributing such shares and providing shareholder services.

DISTRIBUTION AND SERVICE FEES

Under the Distribution Plan, Class A, Class B and Class C shares of the Fund pay the Distributor compensation which is accrued daily and paid monthly. Each Fund shall pay amounts not exceeding an annual amount of:

        FUND/CLASS               AS A % OF DAILY NET ASSETS
----------------------------------------------------------------
Class A shares               0.25% (distribution or service fee)
 ................................................................
Class B shares               1.00% (0.25% service fee)
 ................................................................
Class C shares               1.00% (0.25% service fee)

Institutional Service Class shares pay no 12b-1 fees.

On March 5, 2001, a reorganization of the Select Value Fund (formerly, Select Value Portfolio), a series of the North Track Funds, Inc. (formerly, Principal Preservation Portfolios, Inc.) with and into the Fund is expected to be completed (the Transaction). After the completion of the Transaction, to the extent permitted under applicable law, B. C. Ziegler and Company, distributor of the Select Value Fund (Ziegler), will be entitled to receive (i) all of the distribution fees payable on Class B Shares of the Fund corresponding to shares of that class issued by the Fund to shareholders of the Select Value Fund in the Transaction and all CDSCs collected following the Transaction on these same Class B shares; and (ii) for a limited period, other payments out of the legitimate profits of one of the Fund's service providers. Ziegler will continue to receive the distribution fees and CDSCs on Class B shares until it is reimbursed for the expenses incurred in eliminating the financing arrangement for the Class B shares of the Select Value Fund (up to $48,000).

Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

EXCHANGING SHARES

You can exchange the shares you own for shares of another Fund within Nationwide Funds (except the Nationwide Morley Capital Accumulation Fund) so long as they are the same class of shares, both accounts have the same owner, and your first purchase in the new fund meets the fund's minimum investment requirement. For example, you can exchange Class A shares of the Fund for Class A shares of any other fund within the Nationwide Funds, but you cannot exchange Class A shares for Class B or Class C.
 CAPITAL GAINS TAXES
 Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes.
 Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see
 "Distribution and Taxes -- Exchanging Fund Shares" on page 20.

Generally there is no sales charge for exchanges of Class B, Class C or Institutional Service Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the fund into which you are exchanging. If you exchange Prime Shares of the Nationwide Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Money Market Fund. Exchanges into the Prime Shares of the Money Market Fund are only permitted from Class A, Class B and Institutional Service Class shares of the Fund. If you exchange Class B shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Money Market Fund, the time you hold shares in the Money Market Fund will not be counted for purposes of calculating any CDSC. If you then sell your Prime Shares of the Money Market Fund, you will pay the sales charge that would have been charged if the initial Class B (or certain Class A) shares had been sold at the time they were originally exchanged into the Money Market Fund. If you exchange your Prime Shares of the Money Market Fund back into Class B (or certain Class A) shares, the time you held the Class B (or Class A) shares prior to the exchange will be counted for purposes of calculating the CDSC. Class C shares cannot be exchanged into Prime Shares of the Money Market Fund; therefore, you will pay any applicable CDSC at the time that you redeem Class C shares and purchase Prime Shares of the Money Market Fund.

The Board of Trustees has approved holding a shareholder meeting for the Prestige Balanced and Prestige International Funds; at the meeting, shareholders of each of these funds will be asked to approve its liquidation. Because it is anticipated that these funds will be liquidated shortly after shareholder approval is obtained, beginning March 1, 2001, you may no longer exchange into the Prestige Balanced or Prestige International Funds.

HOW TO PLACE YOUR EXCHANGE ORDER

You can request an exchange of shares in writing, by fax, by phone, or by on-line access (see "Buying Shares -- How to place your purchase order" on page 14 or the back cover for contact information). If you make your request in writing, please be sure all account holders sign the letter. Your exchange will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling Nationwide Funds NOW, our automated voice-response system, or by logging on to our website at www.nationwidefunds.com. You will have automatic exchange privileges unless you decline this option on your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days' written notice to shareholders.

EXCESSIVE EXCHANGE ACTIVITY

The Trust reserves the right to reject any exchange request it believes will increase transaction costs, or otherwise adversely affect other shareholders. Specifically, exchange activity may be limited to 12 exchanges within a one year period or 1% of the Fund's NAV. The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

         DISTRIBUTIONS AND TAXES
The following information is provided to help you understand the income and capital gains you can earn when owning Fund shares, as well as the federal taxes you may have to pay on this income. For tax advice regarding your personal tax situation, please speak with your tax adviser.

DISTRIBUTIONS OF INCOME DIVIDENDS

Every quarter, the Fund distributes any available income dividends to shareholders. Income dividends are taxable to you as ordinary income for federal income tax purposes, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount of income dividends distributed to you will be reported in a Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividend-received deduction.

DISTRIBUTIONS OF CAPITAL GAINS

If the Fund has net realized capital gains at the end of the calendar year (meaning the gains from sales of securities exceed any losses from sales), it will distribute this capital gain to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. On Form 1099, we will report the amount of net short-term capital gains and net long-term capital gains distributed to you during the year. Currently, for individuals, long-term capital gains are taxed at a maximum rate of 20%; short-term capital gains are taxed as ordinary income, such as interest or dividends. For more information regarding capital gains tax rates, speak with your tax adviser.


REINVESTING DISTRIBUTIONS

All income and capital gains distributions will be reinvested in shares of the Fund. You may request a payment in cash in writing if distributions are in excess of $5. You may be subject to tax on reinvested distributions. If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be cancelled and the money reinvested in the Fund as of the cancellation date. No interest is paid during the time the check is outstanding.

  CHANGING YOUR DISTRIBUTION OPTION
  If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.

You may be subject to federal backup withholding at a rate of 31% of each distribution unless you certify that the taxpayer identification number you gave us is correct, and that you are not subject to withholding. (We will, however, withhold taxes if the Internal Revenue Service notifies us that such certifications are not accurate, or as may otherwise be required under the Internal Revenue Code.)

STATE AND LOCAL TAXES

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser.

SELLING FUND SHARES

Selling Fund shares for more than you paid for them gives you a capital gain, which is subject to federal income tax. The amount of the tax depends on how long you held your shares. For individuals, long-term capital gains are currently taxed at a maximum rate of 20%; and short-term capital gains are taxed as ordinary income, such as interest or dividends. Capital gains from your sale of Fund shares is not reported on Form 1099; you or your tax adviser should keep track of your purchases, sales, and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you may have.

EXCHANGING FUND SHARES

Exchanging your shares of the Fund for another fund within the Nationwide Funds is considered a sale for income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have capital gains, which are subject to the federal income taxes described above. If you exchange Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you may have.

         FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the life of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions and no sales charges). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, are included in the Trust's annual report, which is available upon request. Class C shares had not been offered to the public as of October 31, 2000.

                                                                          GARTMORE VALUE OPPORTUNITIES FUND
                                                                   (FORMERLY NATIONWIDE VALUE OPPORTUNITIES FUND)
                                                            -------------------------------------------------------------
                                                                          PERIOD ENDED OCTOBER 31, 2000(a)
                                                            -------------------------------------------------------------
                                                                                                    INSTITUTIONAL SERVICE
                                                             CLASS A SHARES      CLASS B SHARES         CLASS SHARES
                                                            ----------------    ----------------    ---------------------
NET ASSET VALUE -- BEGINNING OF PERIOD                          $ 10.00             $ 10.00                $ 10.00
INVESTMENT ACTIVITIES:
  Net investment income                                            0.06                0.01                   0.07
  Net realized and unrealized gain                                 2.38                2.37                   2.40
                                                                -------             -------                -------
     Total investment activities                                   2.44                2.38                   2.47
                                                                -------             -------                -------
DISTRIBUTIONS:
  Net investment income                                           (0.07)              (0.02)                 (0.05)
                                                                -------             -------                -------
     Total distributions                                          (0.07)              (0.02)                 (0.05)
                                                                -------             -------                -------
Net increase (decrease) in net asset value                         2.37                2.36                   2.42
                                                                -------             -------                -------
NET ASSET VALUE -- END OF PERIOD                                $ 12.37             $ 12.36                $ 12.42
                                                                =======             =======                =======
Total Return (excluding sales charge)(b)                          24.38%              23.79%                 24.72%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)                            $ 2,460             $   751                $ 4,441
  Ratio of expenses to average net assets(c)                       1.35%               1.95%                  1.00%
  Ratio of net investment income to average net assets(c)          0.62%               0.10%                  0.98%
  Ratio of expenses to average net assets(*,c)                     6.59%               7.70%                  5.99%
  Portfolio turnover rate(b,d)                                   119.39%             119.39%                119.39%

---------------

 * Ratios calculated as if no fees were waived or expenses reimbursed.

(a) The Gartmore Value Opportunities Fund commenced operations on December 29, 1999.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

INFORMATION FROM NATIONWIDE

Please read this Prospectus before you invest, and keep it with your records. The following documents contain additional information about the Fund. To obtain a document free of charge, contact us at the address or number listed below.

- Statement of Additional Information (incorporated by reference in this Prospectus)

- Annual Reports (which contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance) (as available)

- Semi-Annual Reports (as available)

FOR ADDITIONAL INFORMATION CONTACT:

Nationwide Family of Funds
P.O. Box 1492
Columbus, Ohio 43216-1492
(614) 428-3278 (fax)

[Nationwide Logo]

FOR INFORMATION, ASSISTANCE AND WIRE ORDERS:

1-800-848-0920 (toll free, 8 a.m.- 5 p.m. Eastern Time (Monday through Friday, except Thursday, when representatives are available between 9:30 a.m. and 5 p.m. Eastern Time.))

FOR 24-HOUR ACCOUNT ACCESS:

1-800-637-0012 (toll free)
Also, visit the Nationwide Family of Funds' website at www.nationwidefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

INVESTMENT COMPANY ACT FILE NO. 811-08495

NATIONWIDE FAMILY OF FUNDS
P.O. BOX 1492
COLUMBUS, OHIO 43216-1492

HS-1224-3/01

NATIONWIDE(R) FAMILY OF FUNDS

Prospectus

March 1, 2001

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

- Gartmore Millennium Growth Fund

TABLE OF CONTENTS

FUND SUMMARY.................................................................  2
Objective and Principle Strategies............................................ 3
Principal Risks............................................................... 3
Performance................................................................... 4
Fees and Expenses............................................................. 5

MORE ABOUT THE FUND........................................................... 6
Principal Investments and Techniques.......................................... 6
Principal Risks............................................................... 6

MANAGEMENT.................................................................... 7
Investment Adviser............................................................ 7
Portfolio Manager............................................................. 7

BUYING, SELLING AND EXCHANGING FUND SHARES.................................... 8
Choosing a Share Class........................................................ 8
Buying Shares................................................................. 9
Selling Shares............................................................... 12
Distribution Plan............................................................ 15
Exchanging Shares............................................................ 15

DISTRIBUTIONS AND TAXES...................................................... 17
Distributions of Income Dividends............................................ 17
Distributions of Capital Gains............................................... 17
Reinvesting Distributions.................................................... 17
State and Local Taxes........................................................ 17
Selling Fund Shares.......................................................... 17
Exchanging Fund Shares....................................................... 17

FINANCIAL HIGHLIGHTS......................................................... 18

ADDITIONAL INFORMATION............................................... BACK COVER

FUND SUMMARY
This prospectus provides information about the Gartmore Millennium Growth Fund (the "Fund") (formerly the "Nationwide Mid Cap Growth Fund"). The following section summarizes key information about the Fund, including information regarding the investment objective, principal strategies, principal risks, performance and fees for the Fund. The Fund's investment objective can be changed without shareholder approval. Use the summary to compare the Fund with other mutual funds. More detailed information about the risks and investment techniques of the Fund can be found in "More About the Fund" beginning on page
6. "You" and "your" refer to potential investors and current shareholders of the Fund.

The Fund Summary contains a discussion of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its objective or that the Fund's performance will be positive for any period of time.

A QUICK NOTE ABOUT SHARE CLASSES

The Fund has four different share classes:
          - Class A
          - Class B
          - Class C
          - Class D

The fees, sales charges and expenses for each share class are different, but each share class of the Fund represents an investment in the same assets of the Fund. Having different share classes simply lets you choose the cost structure that's right for you.

The fees and expenses for the Fund are set forth in the Fund Summary. For more information about which share class is right for you, see "Buying, Selling and Exchanging Fund Shares -- Choosing a Share Class" beginning on page 8.

OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long-term capital appreciation.

To achieve its objective, the Fund invests primarily in securities of growth companies that are creating fundamental changes in the economy. Typically, these companies are characterized by new or innovative products, services or processes with the potential to enhance earnings growth. Growth in earnings may lead to an increase in the price of the stock.

The Fund invests primarily in stocks of companies in the services and information area, which do business across country borders, although a portion of its assets may be outside these areas. Companies in the services and information area primarily include those involved in the fields of telecommunications, computer systems and software, broadcasting and publishing, health care, financial services and new age manufacturing.

The Fund has the ability to have up to 20% of its portfolio in short positions.

It generally will sell securities if the investment adviser believes that:

- The price of the security is overvalued.

- The company's earnings are consistently lower than expected.

- More favorable opportunities are identified.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the portfolio manager's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

MID CAP AND SMALL CAP RISK. The Fund's investments in smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

For more detailed information about the Fund's investments and risks, see "More About the Fund" on page 6.

Fund Summary

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility -- or variability -- of the Fund's annual total returns over time, and shows that Fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL RETURNS -- CLASS D SHARES(1)

                                    [GRAPH]

                                                                                  %
                                                                                 ---
1991                                                                             34.3
1992                                                                              7.1
1993                                                                              9.1
1994                                                                              4.8
1995                                                                             32.6
1996                                                                             16.8
1997                                                                             20.7
1998                                                                               16
1999                                                                             10.1
2000                                                                             10.2

Best Quarter:       23.56% 1st qtr. of 2000
Worst Quarter:     -34.37% 4th qtr. of 2000
---------------

(1) These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown.

Average annual returns(1) -- as of 12/31/00  1 year    5 years    10 years
--------------------------------------------------------------------------
Class A shares(2)                              3.62%    13.21%     15.02%
 ..........................................................................
Class B shares(2)                              4.32%    13.85%     15.49%
 ..........................................................................
Class C shares(3)                              8.18%    14.39%     15.63%
 ..........................................................................
Class D shares                                 5.29%    13.58%     15.21%
 ..........................................................................
Russell Mid Cap Growth Index(4)              -11.75%    17.77%     18.10%

---------------
(1) These returns reflect performance after sales charges and expenses are deducted, and include the performance of its predecessor fund prior to May 11, 1998. Beginning September 1, 2000, the Fund's principal investment strategies were broadened from a focus on mid cap growth stocks.

(2) These returns include performance based on the Fund's predecessor, which was achieved prior to the creation of the class (May 11, 1998), and which is the same as the performance shown for Class D shares through May 11, 1998. The returns have been restated for sales charges but not for fees applicable to Class A and B shares. Had Class A or B shares been in existence for the time periods presented, the performance of Class A and B shares would have been lower as a result of their additional expenses.

(3) These returns include performance based on the Fund's predecessor, which was achieved prior to the creation of the Fund (May 11, 1998), and which is the same as the performance shown for the Class D shares through May 11, 1998. In addition, for the period from May 11, 1998 through December 31, 2000 which is prior to the implementation of Class C shares, the performance of Class C shares is based on the performance shown for Class D shares. The returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance of Class C shares would have been lower as a result of their additional expenses.

(4) The Russell Mid Cap Growth Index -- an unmanaged index of medium-size U.S. companies -- gives a broad look at how the stock price of medium size U.S. companies have performed. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  Shareholder Fees(1)
(paid directly from your  Class A   Class B   Class C   Class D
      investment)         shares    shares    shares    shares
---------------------------------------------------------------
Maximum Sales Charge      5.75%(2)  None      1.00%
(Load) imposed on                                        4.50%(2)
purchases (as a
percentage of offering
price)
 ...............................................................
Maximum Deferred Sales    None(3)   5.00%(4)  1.00%(5)   None
Charge (Load) imposed on
redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)


Annual Fund Operating Expenses  Class A   Class B   Class C   Class D
 (deducted from Fund assets)    shares    shares    shares    shares
---------------------------------------------------------------------
Management Fees                 1.03%     1.03%     1.03%      1.03%
 .....................................................................
Distribution and/or Service     0.25%     1.00%     1.00%      None
(12b-1) Fees
 .....................................................................
Other Expenses                  0.39%     0.32%     0.32%      0.27%
---------------------------------------------------------------------
TOTAL ANNUAL FUND               1.67%     2.35%     2.35%      1.30%
OPERATING EXPENSES
 .....................................................................
Amount of Fee Waiver/           0.04%     0.12%     0.12%      0.00%
Expense Reimbursement
---------------------------------------------------------------------
NET EXPENSES AFTER WAIVERS(6)   1.63%     2.23%     2.23%      1.30%

---------------
(1) If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A and Class D shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares -- Buying Shares -- Front-end Sales Charges" on page 10.

(3) A contingent deferred sales charge (CDSC) of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge.

(4) A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares -- Selling Shares -- Contingent deferred sales charge
    (CDSC) on Class A, Class B and Class C shares" on page 13.

(5) A CDSC of 1% is charged when you sell Class C shares within the first year after purchase.

(6) VMF, the Fund's investment adviser, and the Fund have entered into a written contract limiting operating expenses to those listed in "Net Expenses After Waivers" through February 28, 2002.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and expense waivers for only one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 year   3 years   5 years   10 years
----------------------------------------------------------------
Class A shares              $731    $1,068    $1,427     $2,434
 ................................................................
Class B shares              $726    $1,022    $1,445     $2,428
 ................................................................
Class C shares              $424    $  815    $1,332     $2,750
 ................................................................
Class D shares              $576    $  844    $1,131     $1,947

You would pay the following expenses on the same investment if you did not sell your shares(1):

                            1 year   3 years   5 years   10 years
-----------------------------------------------------------------
Class B shares               $226     $722     $1,245     $2,428
 .................................................................
Class C shares               $324     $815     $1,332     $2,750

---------------

(1) Expenses paid on the same investment in Class A and Class D shares do not change whether or not you sell your shares.

MORE ABOUT THE FUND

PRINCIPAL INVESTMENTS AND TECHNIQUES

The Fund may use the following additional principal investments and techniques to increase returns, protect assets or diversify investments.

The Statement of Additional Information (SAI) contains additional information about the Fund, including the Fund's other investment techniques. To obtain a copy of the SAI, see the back cover.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities -- also known as convertibles -- including bonds, debentures, notes, preferred stocks and other securities. Convertibles are hybrid securities that have characteristics of both bonds and stocks. Like bonds, they pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stock.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertible's market value. For example, as the underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a good source of dependable income. Therefore, if interest rates increase and "newer," better paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (companies must pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar non-convertible securities such as bonds (bondholders must generally be paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a rating agency, or they are not rated at all.

SHORT SALES. In selling a stock which the Fund does not own (a short sale), the Fund may borrow the security sold short to make delivery to the buyer. The Fund must then replace the security it has borrowed. If the price of a security sold short goes up between the time of the short sale and the time the Fund must deliver the security to the lender, the Fund will incur a loss. The Fund must also pay the lender any interest accrued during the period of the loan.

PRINCIPAL RISKS

SMALL CAP RISK. Historically, the securities of small cap companies have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small companies, the lower degree of liquidity in the markets for such securities, the greater impact caused by changes in investor perception of value, and the greater sensitivity of small cap companies to changing economic conditions. In addition, small cap companies may:

  - Lack depth of management.
  - Lack a proven track record.
  - Be unable to generate funds necessary for growth or development.
  - Be developing or marketing new products or services for which markets are not yet established and may never become established.
  - Market products or services which may become quickly obsolete.

Small cap companies in the technology and biotechnology industries may be subject to abrupt or erratic price movements. Therefore, while small cap companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

TEMPORARY DEFENSIVE POSITIONS

In response to economic, political or unusual market conditions, the Fund may invest up to 100% of its assets in cash or money market obligations. Should this occur, the Fund will not meet its investment objectives and may miss potential market upswings.

MANAGEMENT

INVESTMENT ADVISER

Villanova Mutual Fund Capital Trust (VMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the Fund's assets and supervises the daily business affairs of the Fund. VMF was organized in 1999 and advises mutual funds. As of December 31, 2000, VMF and its affiliates had approximately $23.3 billion in assets under management.

The Fund pays VMF a management fee which is based on the Fund's average daily net assets. The management fees paid by the Fund for the fiscal year ended October 31, 2000, expressed as a percentage of the Fund's average daily net assets and not taking into account any applicable waivers, were 0.76%.

At a recent shareholder meeting, shareholders of the Fund approved a fee change for the Fund. That management fee (listed below) became effective August 1, 2000 and is based on the Fund's average daily net assets:

Assets                                                Fee
---------------------------------------------------------
up to $250 million                                    1.03%
 .........................................................
$250 million - $1 billon                              1.00%
 .........................................................
$1 billion - $2 billon                                0.97%
 .........................................................
$2 billion - $5 billon                                0.94%
 .........................................................
$5 billion +                                          0.91%

PORTFOLIO MANAGER

Aaron Harris has managed the Fund since joining VMF in April 2000. Prior to joining VMF, Mr. Harris was a Portfolio Manager, managing portions of several portfolios for Nicholas-Applegate Capital Management.

BUYING, SELLING AND EXCHANGING FUND SHARES

CHOOSING A SHARE CLASS

As noted in the Fund Summary, the Fund offers different share classes to give investors different price and cost options. The Class A, Class B and Class C shares of the Fund are available to all investors; Class D shares are available to a limited group of investors.

The following sales charges will generally apply:

  Front-end Sales Charge when you purchase:

     Class A shares

     Class C shares

     Class D shares

  Contingent Deferred Sales Charge (CDSC)(1):

     Class B shares if you sell your shares within six years of purchase

     Class C shares if you sell your shares within one year of purchase

Sales charges are paid to the Fund's distributor, (the Distributor), which either retains them or pays them to a selling representative. Nationwide Advisory Services, Inc. is currently the Distributor. It is anticipated that on or about June 30, 2001, Villanova Distribution Services, Inc. will become the Fund's Distributor.

Class A, Class B and Class C shares pay distribution and/or service fees under a Distribution Plan. These fees are either retained by the Distributor or paid by the Distributor to brokers for distribution and shareholder services.

Class A and Class D shares may also pay administrative service fees. These fees are paid to brokers and other entities who provide administrative support services to the beneficial owners of the shares.

If you want lower annual fund expenses, Class A shares (and Class D shares if you are eligible to purchase them) may be right for you, particularly if you qualify for a reduction or waiver of sales charges. If you do not want to pay a front-end sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate. If you wish to pay a lower front-end sales charge than you would for Class A shares and are uncertain as to how long you may hold your shares, Class C shares may be right for you. The Fund reserves the right to reject an order of $50,000 or more for Class B shares or $250,000 or more for Class C shares and an order for Class B shares for Individual Retirement Accounts (IRA accounts) for shareholders 70 1/2 years old and older.

WHEN CHOOSING A SHARE CLASS, CONSIDER THE FOLLOWING:

     Class A and Class D shares                    Class B shares                          Class C shares
--------------------------------------------------------------------------------------------------------------------
Front-end sales charge means that a     No front-end sales charge, so your      Front-end sales charge means that a
portion of your initial investment      full investment immediately goes        portion of your initial investment
goes toward the sales charge, and is    toward buying shares                    goes toward the sales charge and is
not invested                                                                    not invested. Front-end sales charge
                                                                                on Class C is lower than Class A and
                                                                                Class D
 ....................................................................................................................

Reductions and waivers of the sales     No reductions of the CDSC available,    Like Class B shares, no reductions
charge available                        but waivers available                   of the CDSC are available, but
                                                                                waivers are available
 ....................................................................................................................

Lower expenses than Class B and         Higher distribution and service fees    Higher distribution and service fees
Class C shares mean higher dividends    than Class A and Class D shares mean    than Class A and Class D shares mean
per share                               higher fund expenses and lower          higher fund expenses and lower
                                        dividends per share                     dividends per share
 ....................................................................................................................

Conversion features are not             After seven years, Class B shares       Unlike Class B shares, Class C
applicable                              convert into Class A shares, which      shares do not automatically convert
                                        reduces your future fund expenses       into another class
 ....................................................................................................................

No sales charge when shares are sold    CDSC if shares are sold within six      CDSC of 1% is applicable if shares
back to the Fund(1)                     years: 5% in the first year, 4% in      are sold in the first year after
                                        the second, 3% in the third and         purchase
                                        fourth years, 2% in the fifth, and
                                        1% in the sixth year
 ....................................................................................................................

No maximum investment limit             Investments of $50,000 or more not      Investments of $250,000 or more not
                                        permitted(2)                            permitted(3)

---------------

 (1) A CDSC of up to 1% may be charged on certain redemptions of Class A shares purchased without a sales charge.
 (2) This limit was calculated based on a seven year holding period.
 (3) This limit was calculated based on a one year holding period.

For investors who are eligible to purchase Class D shares, the purchase of such shares will be preferable to purchasing Class A, Class B or Class C shares.

 WHO CAN BUY CLASS D SHARES

 Class D shares are available for purchase by the following:
  - Investors who received Class D shares of the Fund in the reorganization of Nationwide Investing Foundation, Nationwide Investing Foundation II and Financial Horizons Investment Trust into Nationwide Mutual Funds in May 1998, as long as you purchase Class D shares through the same account and in the same capacity
  - Persons eligible to purchase Class D shares without a sales charge as described below or in the SAI

BUYING SHARES
PURCHASE PRICE. The purchase or "offering" price of each share of the Fund is its "net asset value" (NAV) next determined after the order is received, plus any applicable sales charge. A separate NAV is calculated for each class of the Fund. Generally, NAV is based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities owned by the Fund, allocable to such class, less the liabilities allocated to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Fund does not calculate NAV on the following days:

  - New Year's Day
  - Martin Luther King, Jr. Day
  - Presidents' Day
  - Good Friday
  - Memorial Day
  - Independence Day
  - Labor Day
  - Thanksgiving Day
  - Christmas Day
  - Other days when the New York Stock Exchange is not open.

The Fund reserves the right not to determine NAV when:

  - It has not received any orders to purchase, sell or exchange shares.
  - Changes in the value of the Fund's portfolio do not affect the NAV.

If current prices are not available for a security, or if Villanova SA Capital Trust (VSA), as the Fund's administrator, or its agent, determines a price does not represent fair value, the Fund's investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that the Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

IN-KIND PURCHASES. The Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund.

MINIMUM INVESTMENTS --
CLASS A, B AND C SHARES
To open an account                               $1,000

 ......................................................

Through the Automatic Asset
 Accumulation plan per
 transaction                                        $25

 ......................................................

Additional investments                             $100
MINIMUM INVESTMENTS -- CLASS D
To open an account                                 $250

 ......................................................

Through the Automatic Asset
 Accumulation plan per
 transaction                                        $25

 ......................................................

Additional investments                              $25
If you purchase shares through an account at a broker, different minimum account requirements may apply.
 These minimum investment requirements do not apply to certain retirement plans or omnibus accounts. Call
 1-800-848-0920 for more information.

Buying, Selling and Exchanging Fund Shares

FRONT-END SALES CHARGES
CLASS A AND CLASS D SALES CHARGES

The charts below show the Class A and Class D sales charges, which decrease as the amount of your investment increases.

CLASS A SHARES

                                                      Sales charge
                                    Sales charge      as % of
                                    as % of           amount
Amount of purchase                  offering price    invested
------------------------------------------------------------------
Less than $50,000                   5.75%             6.10%
 ..................................................................
$50,000 to $99,999                  4.50              4.71
 ..................................................................
$100,000 to $249,999                3.50              3.63
 ..................................................................
$250,000 to $499,999                2.50              2.56
 ..................................................................
$500,000 to $999,999                2.00              2.04
 ..................................................................
$1 million to $24,999,999           0.50              0.50
 ..................................................................
$25 million or more                 0.25              0.25

CLASS D SHARES

                                                      Sales charge
                                    Sales charge      as % of
                                    as % of           amount
Amount of purchase                  offering price    invested
------------------------------------------------------------------
Less than $50,000                   4.50%             4.71%
 ..................................................................
$50,000 to $99,999                  4.00              4.17
 ..................................................................
$100,000 to $249,999                3.00              3.09
 ..................................................................
$250,000 to $499,999                2.50              2.56
 ..................................................................
$500,000 to $999,999                1.00              1.01
 ..................................................................
$1 million to $24,999,999           0.50              0.50
 ..................................................................
$25 million or more                 None              None

CLASS C SHARES

Sales of Class C shares will be charged a sales charge of 1.00% of the offering price (1.01% of the amount invested).

CLASS A FINDERS' FEES

For certain sales of Class A shares at net asset value to employer sponsored retirement plans (other than those investing in the Fund through a variable insurance product) which are subject to a CDSC as described below, the Fund will pay a finder's fee to the dealer at the time of purchase. For the dealer to be eligible for the finder's fee, the following requirements apply:
  - The purchase of shares must be made by one employer-sponsored retirement plan within a twelve month period from the initial purchase of any Nationwide Mutual Funds (Nationwide Funds) Class A shares.
  - The purchase can be made in any combination of Nationwide Funds.
  - The employer sponsored plan will be subject to a CDSC for shares redeemed in any employer initiated redemption within the first three years of purchase (the applicable CDSC will be charged as described below).
If these conditions are met, a finder's fee will be paid on the purchase at the following rates:

     - 1.00% for sales of the Nationwide Funds of $1 million and more but less than $3 million.

     - 0.50% for sales of the Nationwide Funds of $3 million and more but less than $50 million.

     - 0.25% for sales of the Nationwide Funds of $50 million or more.

REDUCTION AND WAIVER OF CLASS A AND CLASS D SALES CHARGES

Shareholders can reduce or eliminate Class A and Class D shares' initial sales charge through one or more of the discounts described below:

  - An increase in the amount of your investment. The tables above show how the sales charge decreases as the amount of your investment increases.

  - Family Member Discount. Members of your family who live at the same address can combine investments in the Nationwide Funds (except purchases of the Money Market Fund), possibly reducing the sales charge.

  - Lifetime Additional Discount. You can add the value of any of the Nationwide Funds Class A and Class D shares you already own (except the Money Market
    Fund) with the value of the shares you are purchasing, which may reduce the applicable sales charge.

  - Insurance Proceeds or Benefits Discount Privilege. If you use the proceeds of an insurance policy issued by any member of Nationwide Insurance to purchase Class A or Class D shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.

  - No sales charge on a repurchase. If you sell Fund shares from your account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A and Class D shares that you buy within 30 days of selling Class A or Class D shares of an equal or lesser amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

  - Letter of Intent Discount. State in writing that during a 13-month period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A or Class D shares (excluding the Nationwide Money Market Fund) and your sales charge will be based on the total amount you intend to invest. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. Call 1-800-848-0920 for more information.

WAIVER OF CLASS A AND CLASS D SALES CHARGES

The Class A and Class D sales charges will be waived for the following purchasers:

  - Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive sales charges for those persons. (Class A shares only)

  - Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the Distributor. (Class A shares only)

  - Any person who pays for the shares with the proceeds of a sale of non-Nationwide mutual fund shares. To qualify, you must have paid an initial sales charge or CDSC on the shares sold. You must purchase the Class A shares within 60 days of the sale, and you must request the waiver when you purchase the Class A shares (the Funds may require evidence that you qualify for this waiver). (Class A shares only)

  - Employer-sponsored retirement plans, including pension, profit sharing or deferred compensation plans which are qualified under sections 401(a), 403(b) or 457 of the Internal Revenue Code. (Class A shares only).

  - Trustees and retired Trustees of Nationwide Mutual Funds (including its predecessor Trusts). (Class A and Class D Shares)

  - Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grand-children) and immediate relatives of deceased employees of any member of the Nationwide Insurance and Nationwide Financial companies, or any investment advisory clients of VMF, VSA and their affiliates. (Class A and Class D shares)

  - Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time (including, but not limited to, Farmland Insurance Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farmers' Association, Ruralite Services, Inc., and Southern States Cooperative). (Class A and Class D shares)

Additional investors eligible for sales charge waivers may be found in the SAI.

CONVERSION OF CLASS B SHARES

After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same. We do the conversion on the first business day of the month following the seventh anniversary of the date of your purchase.

Buying, Selling and Exchanging Fund Shares

HOW TO PLACE YOUR PURCHASE ORDER

If you wish to purchase shares, you may purchase them using one of the methods described below. When you buy shares, be sure to specify the class of shares. If you don't choose a class, your investment will be made in Class A shares.

BY MAIL. Complete and mail the application with a check or money order made payable to: Nationwide Mutual Funds, P.O. Box 1492, Columbus, Ohio 43216-1492. Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Fund will not accept third-party checks.

BY WIRE. You can request that your bank transmit funds (federal funds) by wire to the Fund's custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920 by 4 p.m. Eastern Time, and the wire must be received by the custodian bank by the close of business on the day you placed your order or your order will be cancelled. You may be liable for any loss to the Fund resulting from the cancellation. Please note that your bank may charge a fee to wire funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

BY TELEPHONE (NATIONWIDE FUNDS NOW). Call 1-800-637-0012, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use Nationwide Funds NOW to make purchases.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Fund. If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with the Distributor.

ON-LINE. Log on to our website www.nationwidefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can download the Fund prospectus or receive information on all of our funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Fund may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

NATIONWIDE FUNDS NOW                                              1-800-637-0012

Our customized voice-response system, available 24 hours a day, seven days a week

CUSTOMER SERVICE                                                  1-800-848-0920
Representatives are available to answer questions between 8 a.m. and 5 p.m. Eastern Time (Monday through Friday, except Thursday, when representatives are available between 9:30 a.m. and 5 p.m. Eastern Time).

For additional information on buying shares and shareholder services, call Customer Service or contact your sales representative.

SELLING SHARES
You can sell -- also known as redeeming -- your shares of the Fund at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after the Fund receives your properly completed order to sell in their offices in Columbus, Ohio. Of course, the value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of the Fund's investments at the time of the sale.

Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased by check may be delayed until the check clears, which may take up to 10 business days from the date of your purchase.
Properly completed orders contain all necessary paperwork to authorize and complete the transaction.
 The Fund may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a signature guarantee.

Under extraordinary circumstances, the Fund may elect to honor your redemption request by transferring some of the securities held by the Fund directly to you. For more information about the Fund's ability to make such a redemption in kind, see the SAI.

RESTRICTIONS ON SALES

You may not be able to sell your shares of the Fund or the Fund may delay paying you the proceeds from a sale when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists.

SIGNATURE GUARANTEE

A signature guarantee is required under the following circumstances:

  - if your account address has changed within the last 10 business days, or

  - if the redemption check is made payable to anyone other than the registered shareholder, or

  - if the proceeds are sent to a bank account not previously designated or changed within the past 10 business days, or

  - if the proceeds are mailed to any address other than the address of record, or

  - if the redemption proceeds are being wired to a bank at which instructions are currently not on your account.

The Distributor reserves the right to require a signature guarantee in other circumstances, without notice.

CONTINGENT DEFERRED SALES CHARGE (CDSC) ON CLASS A, CLASS B AND CLASS C SHARES

You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The sales charge applies if your sale causes the value of Class B shares in your account to fall below the total amount of all purchases of Class B shares you made during the preceding six years. The sales charge is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. The amount of the sales charge will decrease as illustrated in the following chart:

                        1       2       3       4       5       6           7
Sale within            year   years   years   years   years   years   years or more
-----------------------------------------------------------------------------------
Sales charge            5%      4%      3%      3%      2%      1%          0%

All purchases during the month are grouped together and will be treated as if made on the last day of the preceding month.

Under certain circumstances, employer-sponsored retirement plans investing in Class A shares without a sales charge and for which a finder's fee has been paid (other than those investing in the Fund through variable insurance products) may be charged a CDSC if shares are redeemed within three years after purchase. The CDSC will be 1% for the first year, 0.50% for the second year and 0.25% for the third year.

With respect to Class C shares, you must pay a CDSC of 1% if you sell your Class C shares within the first year after you purchased them.

We do not impose a CDSC on Class A, Class B or Class C shares purchased through reinvested dividends and distributions. If you sell your Class B or Class C shares and reinvest the proceeds in Class B or Class C shares within 30 days, the Funds will deposit an amount equal to any CDSC you paid into your account. We will also waive the CDSC on Class B or Class C shares if you sell shares following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or a determination of disability, and for mandatory withdrawals from IRA accounts after age 70 1/2 years. For more information, see the SAI.

HOW TO PLACE YOUR SALE ORDER

You can request the sale of your shares in any of the following ways described below. A signature guarantee may be required under certain circumstances. Please refer back to the section entitled "Signature Guarantee" above.

Buying, Selling and Exchanging Fund Shares

BY TELEPHONE (NATIONWIDE FUNDS NOW). Calling 1-800-637-0012 connects you to our automated voice-response system, available 24 hours a day, seven days a week, for easy access to mutual fund information. You can sell shares and have the check mailed to your address of record, unless you declined this option on your application. Only the following types of accounts can use Nationwide Funds NOW to sell shares: Individual, Joint, Transfer on Death, Trust, and Uniform Gift/ Transfer to Minor accounts. You can call 1-800-637-0012 after 7 p.m. Eastern Time to learn the day's closing share price.
CAPITAL GAINS TAXES
If you sell Fund shares for more than you paid for them, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and Taxes -- Selling Fund Shares" on page 17.

THROUGH OUR CUSTOMER SERVICE LINE. Unless you declined the telephone redemption privileges on your application, you can call and request that a check payable to the shareholder of record be mailed to the address of record. You can sell shares of your IRA by telephone if we receive the proper forms. The distribution from an IRA will be subject to a mandatory 10% federal withholding tax, unless you inform us in writing not to withhold taxes. For additional information or to request the forms, please call the Customer Service line at 1-800-848-0920. The Fund will use procedures to confirm that telephone instructions are genuine. If the Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Fund will be held harmless for any loss, claims or liability arising from its compliance with the instructions. The Fund may record telephone instructions to sell shares. The Fund reserves the right to revoke this privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

BY BANK WIRE. The Fund can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application), unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the Fund written notice of its termination.) Your proceeds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE (ACH). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been received by the Fund. Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the Fund written notice of its termination.)

BY MAIL OR FAX. Write a letter to Nationwide Mutual Funds, P.O. Box 1492, Columbus, Ohio 43216-1492 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must include your date of birth and indicate whether or not you want the Funds to withhold federal income tax from your proceeds. Your sale of shares will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next business day. The Fund reserves the right to require the original document if you fax your letter.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Fund. If you have an account with such a broker, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or its designated intermediary. Your broker or financial intermediary may charge a fee for this services.

ON-LINE. Log on to our website www.nationwidefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can receive information on all of our funds by downloading a prospectus or using other methods as well as information concerning your own personal accounts on-line. You may also perform transactions, such as purchases, redemptions and exchanges. The Fund may terminate the ability to sell Fund shares on this website at any time, in which case you may continue to sell shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ACCOUNTS WITH LOW BALANCES

We may sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $250. Before the account is closed, we will give you notice and allow you 90 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts. This does not apply to Automatic Asset Accumulation accounts.

For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

DISTRIBUTION PLAN

In addition to the sales charges which you may pay for Class A, Class B and Class C shares, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits the Class A, Class B and Class C shares of the Fund to compensate the Distributor for expenses associated with distributing such shares and providing shareholder services.

DISTRIBUTION AND SERVICE FEES

Under the Distribution Plan, Class A, Class B and Class C shares of the Fund pay the Distributor compensation which is accrued daily and paid monthly. The Fund shall pay amounts not exceeding an annual amount of:

FUND/CLASS                   AS A % OF DAILY NET ASSETS
----------------------------------------------------------------
Class A shares               0.25% (distribution or service fee)
 ................................................................
Class B shares               1.00% (0.25% service fee)
 ................................................................
Class C shares               1.00% (0.25% service fee)

Class D shares pay no 12b-1 fees.

Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

EXCHANGING SHARES
You can exchange the shares you own for shares of another Fund within Nationwide Funds (except the Nationwide Morley Capital Accumulation Fund) so long as they are the same class of shares, both accounts have the same owner, and your first purchase in the new fund meets the fund's minimum investment requirement. For example, you can exchange Class A shares of the Fund for Class A shares of any other fund within the Nationwide Funds, but you cannot exchange Class A shares for Class B, Class C or Class D shares.
CAPITAL GAINS TAXES
Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see "Distribution and Taxes -- Exchanging Fund Shares" on page 17.

Generally, there is no sales charge for exchanges of Class B, Class C or Class D shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the fund into which you are exchanging. If you exchange Prime Shares of the Nationwide Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Money Market Fund. Exchanges into the Prime Shares of the Money Market Fund are only permitted from Class A, Class B, and Class D shares of the Fund. If you exchange Class B shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Money Market Fund, the time you hold the shares in the Money Market Fund will not be counted for purposes of calculating any CDSC. If you then sell your Prime Shares of the Money Market Fund, you will pay the sales charge that would have been charged if the initial Class B (or certain Class A) shares had been sold at the time they were originally exchanged into the Money Market Fund. If you exchange your Prime Shares of the Money Market Fund back into Class B (or certain Class A) shares, the time you held the Class B (or Class A) shares prior to the exchange will be counted for purposes of calculating the CDSC. Class C shares cannot be exchanged into Prime Shares of the Money Market Fund; therefore, you will pay any applicable CDSC at the time you redeem Class C shares and purchase Prime Shares of the Money Market Fund.

Buying, Selling and Exchanging Fund Shares

The Board of Trustees has approved holding a shareholder meeting for the Prestige Balanced and Prestige International Funds; at the meeting, shareholders of each of these funds will be asked to approve its liquidation. Because it is anticipated that these funds will be liquidated shortly after shareholder approval is obtained, beginning March 1, 2001, you may no longer exchange into the Prestige Balanced or Prestige International Funds.

HOW TO PLACE YOUR EXCHANGE ORDER

You can request an exchange of shares in writing, by fax, by phone, or by on-line access (see "Buying Shares -- How to place your purchase order" on page 12 or the back cover for contact information). If you make your request in writing, please be sure all account holders sign the letter. Your exchange will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling Nationwide Funds NOW, our automated voice-response system, or by logging on to our website at www.nationwidefunds.com. You will have automatic exchange privileges unless you declined this option on your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days' written notice to shareholders.

EXCESSIVE EXCHANGE ACTIVITY

The Trust reserves the right to reject any exchange request it believes will increase transaction costs, or otherwise adversely affect other shareholders. Specifically, exchange activity may be limited to 12 exchanges within a one year period or 1% of the Fund's NAV. The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

DISTRIBUTIONS AND TAXES
The following information is provided to help you understand the income and capital gains you can earn when owning Fund shares, as well as the federal taxes you may have to pay on this income. For tax advice regarding your personal tax situation, please speak with your tax adviser.

DISTRIBUTIONS OF INCOME DIVIDENDS

Every quarter, the Fund distributes any available income dividends to shareholders. Income dividends are taxable to you as ordinary income for federal income tax purposes, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount of income dividends distributed to you will be reported in a Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividend-received deduction.

DISTRIBUTIONS OF CAPITAL GAINS

If the Fund has net realized capital gains at the end of the calendar year (meaning the gains from sales of securities exceed any losses from sales), it will distribute this capital gain to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. On Form 1099, we will report the amount of net short-term capital gains and net long-term capital gains distributed to you during the year. Currently, for individuals, long-term capital gains are taxed at a maximum rate of 20%; short-term capital gains are taxed as ordinary income, such as interest or dividends. For more information regarding capital gains tax rates, speak with your tax adviser.

REINVESTING DISTRIBUTIONS
All income and capital gains distributions will be reinvested in shares of the Fund. You may request a payment in cash in writing if distributions are in excess of $5. You may be subject to tax on reinvested distributions. If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be cancelled and the money reinvested in the Fund as of the cancellation date. No interest is paid during the time the check is outstanding. CHANGING YOUR DISTRIBUTION OPTION
If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.

You may be subject to federal backup withholding at a rate of 31% of each distribution unless you certify that the taxpayer identification number you gave us is correct, and that you are not subject to withholding. (We will, however, withhold taxes if the Internal Revenue Service notifies us that such certifications are not accurate, or as may otherwise be required under the Internal Revenue Code.)

STATE AND LOCAL TAXES

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser.

SELLING FUND SHARES

Selling Fund shares for more than you paid for them gives you a capital gain, which is subject to federal income tax. The amount of the tax depends on how long you held your shares. For individuals, long-term capital gains are currently taxed at a maximum rate of 20%; and short-term capital gains are taxed as ordinary income, such as interest or dividends. Capital gains from your sale of Fund shares is not reported on Form 1099; you or your tax adviser should keep track of your purchases, sales, and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you may have.

EXCHANGING FUND SHARES

Exchanging your shares of the Fund for another fund within the Nationwide Funds family is considered a sale for income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have capital gains, which are subject to the federal income taxes described above. If you exchange Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you may have.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions and no sales charges). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, are included in the Trust's annual report, which is available upon request. For 1996, 1997 and 1998, information is for one Class D share outstanding through the periods ended October 31 (prior to May 11, 1998, shares were without class designation). The tables also include information for the Class A and Class B shares for the period from May 11, 1998 to October 31, 1998 and for the years ended October 31, 1999 and October 31, 2000. Class C shares had not been offered to the public as of October 31, 2000.

                                                                 GARTMORE MILLENNIUM GROWTH FUND
                                                            (FORMERLY NATIONWIDE MID CAP GROWTH FUND)
                                                 ----------------------------------------------------------------
                                                     YEAR ENDED                       PERIOD ENDED
                                                    OCTOBER 31,                     OCTOBER 31, 1998
                                                 ------------------    ------------------------------------------
                                                  1996        1997     CLASS D(a)      CLASS A(a)      CLASS B(a)
                                                 ------      ------    ----------      ----------      ----------
NET ASSET VALUE -- BEGINNING OF PERIOD           $18.17      $19.47      $22.87          $ 19.67         $ 19.67
INVESTMENT ACTIVITIES
  Net investment income (loss)                     0.01        0.04       (0.06)           (0.03)          (0.07)
  Net realized and unrealized gain (loss)          3.28        4.38        1.29            (1.97)          (2.06)
                                                 ------      ------      ------          -------         -------
     Total from investment activities              3.29        4.42        1.23            (2.00)          (2.13)
                                                 ------      ------      ------          -------         -------
DISTRIBUTIONS
  Net investment income                              --       (0.03)         --               --              --
  Net realized gains                              (1.99)      (0.99)      (6.49)              --              --
                                                 ------      ------      ------          -------         -------
     Total distributions                          (1.99)      (1.02)      (6.49)              --              --
Net increase (decrease) in net asset value         1.30        3.40       (5.26)           (2.00)          (2.13)

NET ASSET VALUE -- END OF PERIOD                 $19.47      $22.87      $17.61          $ 17.67         $ 17.54
                                                 ======      ======      ======          =======         =======
Total return (without sales charges)              19.41%      23.66%       5.11%          (10.17)%(b)     (10.83)%(b)
RATIOS AND SUPPLEMENTAL DATA
  Net assets at end of period (000's)            $9,095      $9,541      $9,022          $   305         $   251
  Ratio of expenses to average net assets          1.44%       0.96%       0.93%            1.23%(c)        2.00%(c)
  Ratio of expenses to average net assets*         1.69%       1.70%       1.57%            2.21%(c)        2.98%(c)
  Ratio of net investment income (loss) to
     average net assets                            0.03%       0.20%      (0.30)%          (0.70)%(c)      (1.47)%(c)
  Portfolio turnover(d)                           17.19%      40.69%      46.33%           46.33%          46.33%

---------------

* Ratios calculated as if no expenses were waived and/or reimbursed.
(a)Class A and Class B Shares first offered to the public on May 11, 1998. Upon the completion of the Trust's Reorganization on May 11, 1998, the existing shares of the Fund were renamed Class D.
(b)Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

                                                            GARTMORE MILLENNIUM GROWTH FUND
                                            ----------------------------------------------------------------
                                             YEAR ENDED OCTOBER 31, 1999        YEAR ENDED OCTOBER 31, 2000
                                            -----------------------------      -----------------------------
                                            CLASS D    CLASS A    CLASS B      CLASS D    CLASS A    CLASS B
                                            -------    -------    -------      -------    -------    -------
NET ASSET VALUE -- BEGINNING OF PERIOD      $17.61     $ 17.67    $ 17.54      $ 19.69    $ 19.70    $19.44
INVESTMENT ACTIVITIES
  Net investment income (loss)               (0.02)      (0.03)     (0.12)       (0.14)(a)   (0.27)(a)  (0.42)(a)
  Net realized and unrealized gain (loss)     2.34        2.30       2.26        10.57(a)   10.63(a)  10.59(a)
                                            ------     -------    -------      -------    -------    ------
     Total from investment activities         2.32        2.27       2.14        10.43      10.36     10.17
                                            ------     -------    -------      -------    -------    ------
DISTRIBUTIONS
  Net investment income                         --          --         --
  Net realized gains                         (0.24)      (0.24)     (0.24)       (1.37)     (1.37)    (1.37)
                                            ------     -------    -------      -------    -------    ------
     Total distributions                     (0.24)      (0.24)     (0.24)       (1.37)     (1.37)    (1.37)
Net increase (decrease) in net asset value    2.08        2.03       1.90         9.06       8.99      8.80

NET ASSET VALUE -- END OF PERIOD            $19.69     $ 19.70    $ 19.44      $ 28.75    $ 28.69    $28.24
                                            ======     =======    =======      =======    =======    ======
Total return (without sales charges)         13.31%      12.98%     12.33%       56.61%     56.20%    55.97%
RATIOS AND SUPPLEMENTAL DATA
  Net assets at end of period (000's)       $9,865     $ 1,244    $   918      $36,090    $22,612    $7,608
  Ratio of expenses to average net assets     1.00%       1.25%      2.00%        1.10%      1.47%     2.10%
  Ratio of expenses to average net assets*    1.53%       1.83%      2.59%        1.30%      1.67%     2.35%
  Ratio of net investment income (loss) to
     average net assets                      (0.09)%     (0.24)%    (1.01)%      (0.55)%    (0.95)%   (1.57)%
  Portfolio turnover(b)                      36.58%      36.58%     36.58%      330.32%    330.32%   330.32%

---------------

* Ratios calculated as if no expenses were waived and/or reimbursed.
(a)Calculated using the average daily shares outstanding for the period.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

INFORMATION FROM NATIONWIDE

Please read this Prospectus before you invest, and keep it with your records. The following documents contain additional information about the Fund. To obtain a document free of charge, contact us at the address or number listed below.

- Statement of Additional Information (incorporated by reference in this Prospectus)

- Annual Reports (which contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance) (as available)

- Semi-Annual Reports (as available)

FOR ADDITIONAL INFORMATION CONTACT:

Nationwide Family of Funds
P.O. Box 1492
Columbus, Ohio 43216-1492
(614) 428-3278 (fax)

[Nationwide Logo]

FOR INFORMATION, ASSISTANCE AND WIRE ORDERS:

1-800-848-0920 (toll free, 8 a.m.- 5 p.m. Eastern Time (Monday through Friday, except Thursday, when representatives are available between 9:30 a.m. and 5 p.m. Eastern Time.))

FOR 24-HOUR ACCOUNT ACCESS:

1-800-637-0012 (toll free)
Also, visit the Nationwide Family of Funds' website at www.nationwidefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

INVESTMENT COMPANY ACT FILE NO. 811-08495

NATIONWIDE FAMILY OF FUNDS
P.O. BOX 1492
COLUMBUS, OHIO 43216-1492

HS-1310-3/01

NATIONWIDE()(R) FAMILY OF FUNDS

Prospectus

March 1, 2001

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

- Nationwide Long-Term U.S. Government Bond Fund

         TABLE OF CONTENTS

FUND SUMMARY.................................................................. 2

MORE ABOUT THE FUND........................................................... 6
Principal Investments and Techniques.......................................... 6
Principal Investment Risks.................................................... 7

MANAGEMENT.................................................................... 8
Investment Adviser............................................................ 8
Portfolio Manager............................................................. 8

BUYING, SELLING AND EXCHANGING FUND SHARES.................................... 9
Choosing a Share Class........................................................ 9
Buying Shares................................................................ 10
Selling Shares............................................................... 13
Distribution Plan.............................................................15
Exchanging Shares............................................................ 16

DISTRIBUTIONS AND TAXES...................................................... 17
Distributions of Income Dividends............................................ 17
Distributions of Capital Gains............................................... 17
Reinvesting Distributions.................................................... 17
State and Local Taxes........................................................ 17
Selling Fund Shares.......................................................... 17
Exchanging Fund Shares....................................................... 17

FINANCIAL HIGHLIGHTS......................................................... 18

ADDITIONAL INFORMATION............................................... BACK COVER

         FUND SUMMARY
This prospectus provides information about the Nationwide Long-Term U.S. Government Bond Fund. The following section summarizes key information about the Fund, including information regarding the investment objective, principal strategies, principal risks, performance and fees for the Fund. The Fund's investment objective can be changed without shareholder approval. Use the summaries to compare the Fund with other mutual funds. More detailed information about the risks and investment techniques of the Fund can be found in "More About the Fund" beginning on page 6. "You" and "your" refer to potential investors and current shareholders of the Fund.

The Fund Summary contains a discussion of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its objective or that the Fund's performance will be positive for any period of time.

A QUICK NOTE ABOUT SHARE CLASSES

The Fund has different share classes:

          - Class A
          - Class B
          - Class D

The Board of Trustees of Nationwide Mutual Funds, on behalf of the Nationwide Long-Term U.S. Government Bond Fund (the "Fund") and the Nationwide Intermediate U.S. Government Bond Fund (renamed the Nationwide Government Bond Fund as of March 1, 2001) (the "Intermediate Fund") series, recently considered and approved a proposal for the reorganization of the Fund with and into the Intermediate Fund. If the reorganization is approved by the shareholders of both the Fund and the Intermediate Fund at a meeting to be held on March 9, 2001, substantially all the assets (subject to liabilities) of the Fund will be acquired by the Intermediate Fund in exchange for Class A shares, Class B shares and Class D shares of the Intermediate Fund. Such shares, in turn, will be immediately distributed to the Fund's shareholders, after which the Fund will be completely liquidated. It is anticipated that this reorganization will be a tax-free reorganization and that it will occur as soon as practicable if shareholder approval is obtained.

OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks as high a level of current income as is consistent with the preservation of capital. To achieve its goal, the Fund seeks an attractive risk-adjusted total return with an emphasis on current income. It seeks to achieve its goal primarily by investing at least 65% of its total assets in U.S. government and agency bonds, bills and notes. The Fund may also invest in mortgage-backed securities issued by U.S. government agencies. The dollar-weighted average portfolio maturity of the Fund's assets will be more than seven years.

 BOND MATURITY
 Bond maturity simply means the life of a bond before it comes due and must be repaid. Generally, the longer the bond's maturity, the higher the interest rate.
 This compensates investors for tying up their investments for longer periods. However, as described below, bonds with longer maturities are also more sensitive to price shifts caused by interest rate changes.

The Fund's portfolio manager will consider the duration of particular bonds and the Fund's overall portfolio when managing the Fund. The Fund will typically have a duration similar to that of the Lehman Brothers Government Bond Long-term Index, the Fund's benchmark, which historically has been nine to twelve years.

 Duration is the sensitivity of the net asset value of the Fund to changes in interest rates.

To select investments that fit the Fund's objectives, the portfolio manager uses interest rate expectations, yield-curve analysis, economic forecasting, market sector analysis and other techniques. The Fund may also look for bonds that it believes are undervalued, with the goal of buying them at attractive prices and watching them increase in value. A security may be sold to take advantage of more favorable opportunities.

PRINCIPAL RISKS

Generally, the Long-Term U.S. Government Bond Fund is subject to interest rate risk (the risk that rising interest rates will lower the value of existing bonds). As a long-term bond fund, the Fund's price is more likely to be volatile as a result of changing interest rates. Mortgage-backed securities are also subject to prepayment risk when interest rates fall, especially if the security was purchased at a premium, which could cause the security to be paid off sooner than the portfolio manager anticipated. Mortgage-backed securities held by the Fund may be subject to extension risk, which would cause shorter-term securities to act like more volatile, longer-term securities.

Since the Fund purchases obligations backed by the U.S. government or its agencies, there is little credit risk and minimal chance these obligations will default. The Fund is also subject to inflation risk and to liquidity risk, which is the risk that a bond cannot be sold, or cannot be sold quickly at an acceptable price.

Because the value of your investment will fluctuate, there is a risk you will lose money. Your investment will decline if the value of the Fund's investments decreases. The value of your shares will also be impacted by the portfolio manager's ability to assess economic conditions and investment opportunities. For more detailed information about the Fund's investments and risks, see "More About the Fund" beginning on page 6.

         Fund Summary

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility -- or variability -- of the Fund's annual total returns over time, and shows that fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL RETURNS -- CLASS D SHARES(1)

1991                                                                             16.7
1992                                                                              7.8
1993                                                                                9
1994                                                                             -3.6
1995                                                                             19.4
1996                                                                              2.7
1997                                                                              9.6
1998                                                                              9.7
1999                                                                             -3.4
2000                                                                             14.6

Best Quarter:    7.02%  2nd qtr. of 1995
Worst Quarter:  -2.86%  1st qtr. of 1994
---------------

(1) These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown. Please call 1-800-637-0012 for the Fund's current 30-day yield.

Average annual returns -- as of 12/31/00(1)  1 year    5 years    10 years
--------------------------------------------------------------------------
Class A shares(2)                             9.04%     5.33%       7.40%
 ..........................................................................
Class B shares(2)                             8.53%     5.64%       7.72%
 ..........................................................................
Class D shares                                9.38%     5.48%       7.47%
 ..........................................................................
Lehman Brothers
  Government Bond Long-term Index(3)         20.29%     7.29%       9.97%

---------------

(1) These returns reflect performance after sales charges and expenses are deducted, and include the performance of the Fund's predecessor prior to May 11, 1998.

(2) These returns include performance based on the Fund's predecessor, which was achieved prior to the creation of the class (May 11, 1998), and which is the same as the performance shown for Class D shares through May 11, 1998. The returns have been restated for sales charges but not for fees applicable to Class A and B. Had Class A or B been in existence for the time periods presented, the performance of Class A and B would have been lower as a result of their additional expenses.

(3) The Lehman Brothers Government Bond Long-term Index gives a broad look at how long-term government bonds have performed. The Fund is changing the index to which it is compared because this index more accurately reflects the long-term bonds the Fund invests in. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


        Shareholder Fees(1)           Class A   Class B   Class D
(paid directly from your investment)  shares    shares    shares
-----------------------------------------------------------------
Maximum Sales Charge (Load) imposed   4.50%(2)  None
on purchases (as a percentage of                           4.50%(2)
offering price)
 .................................................................
Maximum Deferred Sales Charge (Load)  None(3)   5.00%(4)   None
imposed on redemptions (as a
percentage of original purchase
price or sale proceeds, as
applicable)


Annual Fund Operating Expenses  Class A   Class B   Class D
 (deducted from Fund assets)    shares    shares    shares
-----------------------------------------------------------
Management Fees                 0.50%     0.50%      0.50%
 ...........................................................
Distribution and/or Service     0.25%     0.85%      None
(12b-1) Fees
 ...........................................................
Other Expenses                  0.33%     0.34%      0.34%
-----------------------------------------------------------
TOTAL ANNUAL FUND               1.08%     1.69%      0.84%
OPERATING EXPENSES(5)

---------------

(1) If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.

(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A and Class D shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares -- Buying Shares -- Class A and Class D sales charges" on page 11.

(3) A contingent deferred sales charge (CDSC) of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge.

(4) A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares -- Selling Shares -- Contingent deferred sales charge
    (CDSC) on Class A and Class B shares" beginning on page 14.

(5) Villanova Mutual Fund Capital Trust has voluntarily agreed to waive its fees or to reimburse "Other Expenses" (to the extent necessary) so that Total Annual Fund Operating Expenses will not exceed 1.04% on Class A shares, 1.64% on Class B shares, and 0.79% on Class D shares, until further written notice.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 year   3 years   5 years   10 years
-----------------------------------------------------------------
Class A shares               $679     $899     $1,136     $1,816
 .................................................................
Class B shares               $672     $833     $1,118     $1,760
 .................................................................
Class D shares               $532     $706     $  895     $1,440

You would pay the following expenses on the same investment if you did not sell your shares(1):

                            1 year   3 years   5 years   10 years
-----------------------------------------------------------------
Class B shares               $172     $533     $  918     $1,760

---------------

(1)Expenses paid on the same investment in Class A and Class D shares do not change whether or not you sell your shares.

         MORE ABOUT THE FUND

PRINCIPAL INVESTMENTS AND TECHNIQUES

The Fund may use the following principal investments and techniques described below to increase returns, protect assets or diversify investments. These techniques are subject to certain risks.

The Statement of Additional Information (SAI) contains additional information about the Fund, including the Fund's other investment techniques. To obtain a copy of the SAI, see the back cover.

U.S. GOVERNMENT SECURITIES. These securities include Treasury bills, notes, and bonds issued or guaranteed by the U.S. government and securities issued by U.S. government agencies, including:

- The Federal Housing Administration, the Farmers Home Administration, and the Government National Mortgage Association (GNMA), including GNMA pass-through certificates, which are backed by the full faith and credit of the United States government;
- The Federal Home Loan Banks;
- The Federal National Mortgage Association (FNMA);
- The Student Loan Marketing Association and Federal Home Loan Mortgage Corporation (FHLMC); and
- The Federal Farm Credit Banks.

Although there is virtually no credit risk with these securities, neither the U.S. government nor its agencies guarantee the market value of their securities. Interest rate changes, prepayment rates and other factors may affect the value of these securities.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. U.S. government mortgage-backed securities are securities that are secured by and paid from a pool of mortgage loans on real property and issued or guaranteed by the U.S. government or one of its agencies. Mortgage-backed securities may also be issued by private issuers; however, as a principal strategy, the Fund will not invest in mortgage-backed securities issued by private issuers. Collateralized mortgage obligations (CMOs) are securities that have mortgage loans or mortgage pass-through securities, such as GNMA, FNMA or FHLMC certificates as their collateral. CMOs can be issued by the U.S. government or its agencies or by private lenders.

Mortgage-backed securities are subject to interest rate risk. They are also subject to credit risk if they are issued by private issuers. CMOs and other mortgage-backed securities are also subject to prepayment risk. With respect to prepayment risk, when interest rates fall, homeowners may refinance their loans and the mortgage-backed securities may be paid off sooner than anticipated. Reinvesting the returned principal in a lower interest-rate market would reduce the Fund's income. Mortgage-backed securities are also subject to extension risk as described above if rates increase and prepayments slow, and the possibility of losing principal as a result of faster than anticipated prepayment of securities purchased at a premium.

Asset-backed securities are securities that are secured by and paid from a pool of underlying assets, such as automobile installment sales contracts, home equity loans, property leases and credit card receivables. Asset-backed securities are generally issued by private issuers and are subject to interest rate, credit and prepayment risks like mortgage-backed securities. Only the Enhanced Income Fund will invest in asset-backed securities as a principal technique.

FLOATING- AND VARIABLE-RATE SECURITIES. Floating- and variable-rate securities do not have fixed interest rates; the rates change periodically. The interest rate on floating-rate securities varies with changes to the underlying index (such as the Treasury-bill rate), but the interest rate on variable-rate securities changes at preset times based upon some underlying index. Some of the floating- or variable-rate securities will be callable by the issuer, which means they can be paid off before their maturity date.

These securities are subject to interest rate risk like other debt securities. In addition, because they may be callable, they are also subject to the risk that a Fund will be repaid prior to the stated maturity, and the repaid principal will be reinvested in a lower interest-rate market, reducing a Fund's income. A Fund will only purchase floating- and variable-rate securities of the same quality as the debt securities they would otherwise purchase.

MATURITY. Every debt security has a stated maturity date -- when the issuer must repay the bond's entire principal value to the investor. However, many bonds are "callable," meaning their principal can be repaid earlier, on or after specified call dates. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage. In that environment, a bond's "effective maturity" is usually its nearest call date. For mortgage-backed securities, the rate at which homeowners pay down their mortgage principal helps to determine the effective maturity of mortgage-backed bonds.

A bond mutual fund has no real maturity, but it does have a weighted average maturity. This number is an average of the stated or effective maturities of the underlying bonds, with each bond's maturity "weighted" by the percentage of fund assets it represents. Funds that target maturities normally use the effective, rather than the stated, maturities of the bonds in the portfolio when computing the average. This provides additional flexibility in portfolio management but, all else being equal, could result in higher volatility than a fund targeting a stated maturity or maturity range.

DURATION. Duration is a calculation that seeks to measure the price sensitivity of a bond or a mutual fund that primarily invests in debt securities to changes in interest rates. It measures this sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of the debt security. Future interest and principal payments are discounted to reflect their present value and are then multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund payments that may shorten a debt security's life.

TEMPORARY DEFENSIVE POSITIONS

In response to economic, political or unusual market conditions, the Fund may adopt a temporary defensive position. The Fund may invest up to 100% of its assets in cash or money market obligations. Should this occur, the Fund may not meet its investment objectives and may miss potential market upswings.

PRINCIPAL INVESTMENT RISKS
Generally, the Fund is subject to interest rate risk, which is the risk that increases in market interest rates may decrease the value of the bonds in their portfolios. Usually the prices of bonds fall when interest rates increase, and rise when interest rates decrease. Typically, the longer the maturity of a bond, the more sensitive it is to price shifts as a result of interest rate changes. Likewise, the longer the Fund holds a bond, the greater the chance that interest rate changes will affect the bond's value.
There is also inflation risk, which affects the value of fixed-rate investments such as bonds. If the Fund buys bonds when inflation and interest rates are low, the value of these bonds could fall as inflation rises and interest rates increase. This could happen as investors find the bonds with lower interest rates less attractive than bonds that pay higher interest rates.

CREDIT RISK
Some of the securities purchased by the Fund are virtually immune to credit risk, which is the risk that the issuer of the bond will be unable to make the required payments of interest and/or repay principal when due. This is because they are issued and backed by the "full faith and credit" of the U.S. government. This means the U.S. government has the power to tax its citizens in order to pay its debts. Some of the securities issued by U.S. government agencies are not backed by the full faith and credit of the U.S. government, but are backed by the issuing agency.

PREPAYMENT RISK AND EXTENSION RISK. The issuer of mortgage- and asset-backed securities may be able to repay principal in advance, and are especially likely to do so when interest rates fall. Changes in prepayment rates can make the price and yield of mortgage- and asset-backed securities volatile. When mortgage- and asset-backed securities are prepaid, the Fund may also fail to recover premiums paid for the securities, resulting in an unexpected capital loss, and the Fund may have to reinvest the proceeds from the repayments at lower rates. In addition, rising interest rates may cause prepayments to occur at a slower than expected rates thereby effectively lengthening the maturity of the securities and making them more sensitive to interest rate changes. Extension risk is the risk that anticipated payments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the securities will increase. During periods of rapidly rising interest rates, the anticipated maturity of a security may be extended past what the portfolio manager anticipated, affecting the maturity and volatility of the Fund.

         MANAGEMENT

INVESTMENT ADVISER

Villanova Mutual Fund Capital Trust (VMF), 1200 River Road, Conshohocken, PA 19428, manages the investment of the Fund's assets and supervises the daily business affairs of the Fund. VMF was organized in 1999 and advises mutual funds. As of December 31, 2000, VMF and its affiliates had approximately $23.3 billion in assets under management.

The Fund pays VMF a management fee which is based on the Fund's average daily net assets. The total management fee paid by the Fund for the fiscal year ended October 31, 2000, expressed as a percentage of a Fund's average daily net assets and not taking into account any applicable waivers, was 0.50%.

PORTFOLIO MANAGER

Gary Hunt joined Nationwide in 1992 as a securities analyst. Mr. Hunt has been co-manager of the Fund, and its predecessor Fund, since March 1997. Since May 1999, Mr. Hunt has had primary responsibility for the Fund. Mr. Hunt also manages the Nationwide Government Bond Fund.

         BUYING, SELLING AND EXCHANGING FUND SHARES

CHOOSING A SHARE CLASS

As noted in the Fund Summary, the Fund offers different share classes to give investors different price and cost options. The Class A and Class B shares of the Fund are available to all investors; Class D shares are available to a limited group of investors.

The following sales charges will generally apply:

  Front-end Sales Charge when you purchase:

     Class A shares

     Class D shares

  Contingent Deferred Sales Charge (CDSC)(1):

     Class B shares if you sell your shares within six years of purchase

Sales charges are paid to the Fund's distributor, Nationwide Advisory Services, Inc. (the Distributor), which either retains them or pays them to a selling representative.

Class A and Class B shares pay distribution and/or service fees under a Distribution Plan. These fees are either retained by the Distributor or paid by the Distributor to brokers for distribution and shareholder services.

Class A and Class D shares may also pay administrative service fees. These fees are paid to brokers and other entities who provide administrative support services to the beneficial owners of the shares.

If you want lower annual fund expenses, Class A shares (and Class D shares if they are available and you are eligible to purchase them) may be right for you, particularly if you qualify for a reduction or waiver of sales charges. If you do not want to pay a front-end sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate. The Funds reserve the right to reject an order of $50,000 or more for Class B shares and an order for Class B shares for Individual Retirement Accounts (IRA accounts) for shareholders 70 1/2 years old and older.

WHEN CHOOSING A SHARE CLASS, CONSIDER THE FOLLOWING:

            Class A and Class D shares                                   Class B shares
----------------------------------------------------------------------------------------------------------
Front-end sales charge means that a portion of your    No front-end sales charge, so your full investment
initial investment goes toward the sales charge,       immediately goes toward buying shares
and is not invested
 ..........................................................................................................

Reductions and waivers of the sales charge             No reductions of the CDSC available, but waivers
available                                              available
 ..........................................................................................................

Lower expenses than Class B and Class C shares mean    Higher distribution and service fees than Class A
higher dividends per share                             and Class D shares mean higher fund expenses and
                                                       lower dividends per share
 ..........................................................................................................

Conversion features are not applicable                 After seven years, Class B shares convert into
                                                       Class A shares, which reduces your future fund
                                                       expenses
 ..........................................................................................................

No sales charge when shares are sold back to the       CDSC if shares are sold within six years: 5% in the
Fund(1)                                                first year, 4% in the second, 3% in the third and
                                                       fourth years, 2% in the fifth, and 1% in the sixth
                                                       year
 ..........................................................................................................

No maximum investment limit                            Investments of $50,000 or more are not
                                                       permitted.(2)

---------------

(1) A CDSC of up to 1% may be charged on certain redemptions of Class A shares purchased without a sales charge.
(2)This limit was calculated based on a seven year holding period.

         Buying, Selling and Exchanging Fund Shares

For investors who are eligible to purchase Class D shares, the purchase of such shares will be preferable to purchasing Class A or Class B shares.

 WHO CAN BUY CLASS D SHARES

 Class D shares are available for purchase by the following:
  - Investors who received Class D shares of the Fund in the reorganization of Nationwide Investing Foundation, Nationwide Investing Foundation II and Financial Horizons Investment Trust into Nationwide Mutual Funds in May 1998 as long as you can purchase Class D shares through the same account and in the same capacity
  - Persons eligible to purchase Class D shares without a sales charge as described below or in the SAI

BUYING SHARES
PURCHASE PRICE. The purchase or "offering" price of each share of the Fund is its "net asset value" (NAV) next determined after the order is received,
                                       plus any applicable sales charge. A
                                       separate NAV is calculated for each class of the Fund. Generally, NAV is based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities owned by the Fund, allocable to such class, less the liabilities allocated to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.


MINIMUM INVESTMENTS --
CLASS A AND B SHARES
To open an account                               $1,000

 ......................................................

Through the Automatic Asset

Accumulation plan per
 transaction                                        $25

 ......................................................

Additional investments                             $100
MINIMUM INVESTMENTS -- CLASS D
To open an account                                 $250

 ......................................................

Through the Automatic Asset

Accumulation plan per
 transaction                                        $25

 ......................................................

Additional investments                              $25
If you purchase shares through an account at a broker, different minimum account requirements may apply.
 These minimum investment requirements do not apply to certain retirement plans or omnibus accounts. Call
 1-800-848-0920 for more information.

The Fund does not calculate NAV on the following days:

  - New Year's Day
  - Martin Luther King, Jr. Day
  - Presidents' Day
  - Good Friday
  - Memorial Day
  - Independence Day
  - Labor Day
  - Thanksgiving Day
  - Christmas Day
  - Other days when the New York Stock Exchange is not open.

The Fund reserves the right not to determine NAV when:

  - It has not received any orders to purchase, sell or exchange shares.
  - Changes in the value of the Fund's portfolio do not affect the NAV.

If current prices are not available for a security, or if Villanova SA Capital Trust (VSA), as the Fund's administrator, or its agent, determines a price does not represent fair value, the Fund's investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that the Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

IN-KIND PURCHASES. The Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund.

CLASS A AND CLASS D SALES CHARGES

The charts below show the Class A and Class D sales charges, which decrease as the amount of your investment increases.

CLASS A SHARES

                                                      Sales charge
                                     Sales charge       as % of
                                       as % of           amount
Amount of purchase                  offering price      invested
------------------------------------------------------------------
Less than $50,000                   4.50%             4.71%
 ..................................................................
$50,000 to $99,999                  4.00              4.17
 ..................................................................
$100,000 to $249,999                3.00              3.09
 ..................................................................
$250,000 to $499,999                2.50              2.56
 ..................................................................
$500,000 to $999,999                2.00              2.04
 ..................................................................
$1 million to $24,999,999           0.50              0.50
 ..................................................................
$25 million or more                 0.25              0.25

CLASS D SHARES

                                                      Sales charge
                                     Sales charge       as % of
                                       as % of           amount
Amount of purchase                  offering price      invested
------------------------------------------------------------------
Less than $50,000                   4.50%             4.71%
 ..................................................................
$50,000 to $99,999                  4.00              4.17
 ..................................................................
$100,000 to $249,999                3.00              3.09
 ..................................................................
$250,000 to $499,999                2.50              2.56
 ..................................................................
$500,000 to $999,999                1.00              1.01
 ..................................................................
$1 million to $24,999,999           0.50              0.50
 ..................................................................
$25 million or more                 None              None

CLASS A FINDERS' FEES

For certain sales of Class A shares at net asset value to employer sponsored retirement plans (other than those investing in the Fund through a variable insurance product) which are subject to a CDSC as described below, the Fund will pay a finder's fee to the dealer at the time of purchase. For the dealer to be eligible for the finder's fee, the following requirements apply:
  - The purchase of shares must be made by one employer-sponsored retirement plan within a twelve month period from the initial purchase of any Nationwide Mutual Funds (Nationwide Funds) Class A shares.
  - The purchase can be made in any combination of Nationwide Funds.
  - The employer sponsored plan will be subject to a CDSC for shares redeemed in any employer initiated redemption within the first three years of purchase (the applicable CDSC will be charged as described below).
If these conditions are met, a finder's fee will be paid on the purchase at the following rates:

     - 1.00% for sales of the Nationwide Funds of $1 million and more but less than $3 million.

     - 0.50% for sales of the Nationwide Funds of $3 million and more but less than $50 million.

     - 0.25% for sales of the Nationwide Funds of $50 million or more.

REDUCTION AND WAIVER OF CLASS A AND CLASS D SALES CHARGES

Shareholders can reduce or eliminate Class A and Class D shares' initial sales charge through one or more of the discounts described below:

  - An increase in the amount of your investment. The tables above show how the sales charge decreases as the amount of your investment increases.

  - Family Member Discount. Members of your family who live at the same address can combine investments in the Nationwide Funds (except purchases of the Nationwide Money Market Fund), possibly reducing the sales charge.

  - Lifetime Additional Discount. You can add the value of any of the Nationwide Funds Class A and Class D shares you already own (except the Nationwide Money Market Fund) with the value of the shares you are purchasing, which may reduce the applicable sales charge.

  - Insurance Proceeds or Benefits Discount Privilege. If you use the proceeds of an insurance policy issued by any member of the Nationwide Insurance Enterprise to purchase Class A or Class D shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.

  - No sales charge on a repurchase. If you sell Fund shares from your account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A and Class D shares that you buy within 30 days

         Buying, Selling and Exchanging Fund Shares

    of selling Class A or Class D shares of an equal or lesser amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

  - Letter of Intent Discount. State in writing that during a 13-month period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A or Class D shares (excluding the Nationwide Money Market Fund) and your sales charge will be based on the total amount you intend to invest. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. Call 1-800-848-0920 for more information.

WAIVER OF CLASS A AND CLASS D SALES CHARGES

The Class A and Class D sales charges will be waived for the following purchases:

  - Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive sales charges for those persons. (Class A shares only)

  - Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the Distributor. (Class A shares only)

  - Any person who pays for the shares with the proceeds of a sale of non-Nationwide mutual fund shares. To qualify, you must have paid an initial sales charge or CDSC on the shares sold. You must purchase the Class A shares within 60 days of the sale, and you must request the waiver when you purchase the Class A shares (the Funds may require evidence that you qualify for this waiver). (Class A shares only)

  - Employer-sponsored retirement plans, including pension, profit sharing or deferred compensation plans which are qualified under sections 401(a), 403(b) or 457 of the Internal Revenue Code. (Class A shares only).

  - Trustees and retired Trustees of Nationwide Mutual Funds (including its predecessor Trusts). (Class D shares)

  - Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grand-children) and immediate relatives of deceased employees of any member of the Nationwide Insurance and Nationwide Financial companies, or any investment advisory clients of VMF, VSA and their affiliates. (Class D shares)

  - Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time (including, but not limited to, Farmland Insurance Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farmers' Association, Ruralite Services, Inc., and Southern States Cooperative). (Class D shares)

Additional investors eligible for sales charge waivers may be found in the SAI.

CONVERSION OF CLASS B SHARES

After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same. We do the conversion on the first business day of the month following the seventh anniversary of the date of your purchase.

HOW TO PLACE YOUR PURCHASE ORDER

If you wish to purchase Class A, Class B, or Class D shares, you may purchase them using one of the methods described below. When you buy shares, be sure to specify the class of shares. If you don't choose a class, your investment will be made in Class A shares.

BY MAIL. Complete and mail the application with a check or money order made payable to: Nationwide Mutual Funds, P.O. Box 1492, Columbus, Ohio 43216-1492. Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Fund will not accept third-party checks.

BY WIRE. You can request that your bank transmit funds (federal funds) by wire to the Fund's custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920 by 4 p.m. Eastern Time, and the wire must be received by the custodian bank by the close of business on the day you placed your order or your order will be cancelled. You may be liable for any loss to the Fund resulting from the cancellation. Please note that your bank may charge a fee to wire funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

BY TELEPHONE (NATIONWIDE FUNDS NOW). Call 1-800-637-0012, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use Nationwide Funds NOW to make purchases.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Fund. If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with the Distributor.

ON-LINE. Log on to our website www.nationwidefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can download the Fund prospectus or receive information on all of our funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Fund may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

NATIONWIDE FUNDS NOW                                              1-800-637-0012

Our customized voice-response system, available 24 hours a day, seven days a week

CUSTOMER SERVICE                                                  1-800-848-0920
Representatives are available to answer questions between 8 a.m. and 5 p.m. Eastern Time (Monday through Friday, except Thursday, when representatives are available between 9:30 a.m. and 5 p.m. Eastern Time).

For additional information on buying shares and shareholder services, call Customer Service or contact your sales representative.

SELLING SHARES
You can sell -- also known as redeeming -- your shares of the Fund at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after the Fund receives your
                                       properly completed order to sell in their offices in Columbus, Ohio. Of course, the value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of the Fund's investments at the time of the sale.

Properly completed orders contain all necessary paperwork to authorize and complete the transaction.
 The Fund may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a signature guarantee.

Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased by check may be delayed until the check clears, which may take up to 10 business days from the date of your purchase.

RESTRICTIONS ON SALES

You may not be able to sell your shares of the Fund or the Fund may delay paying you the proceeds from a sale when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists.

         Buying, Selling and Exchanging Fund Shares

SIGNATURE GUARANTEE -- CLASS A, CLASS B AND CLASS D SHARES

A signature guarantee is required under the following circumstances:

  - if your account address has changed within the last 10 business days, or

  - if the redemption check is made payable to anyone other than the registered shareholder, or

  - if the proceeds are sent to a bank account not previously designated or changed within the past 10 business days, or

  - if the proceeds are mailed to any address other than the address of record, or

  - if the redemption proceeds are being wired to a bank at which instructions are currently not on your account.

The Distributor reserves the right to require a signature guarantee in other circumstances, without notice.

CONTINGENT DEFERRED SALES CHARGE (CDSC) ON CLASS A AND CLASS B SHARES

You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The sales charge applies if your sale causes the value of Class B shares in your account to fall below the total amount of all purchases of Class B shares you made during the preceding six years. The sales charge is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. The amount of the sales charge will decrease as illustrated in the following chart:

                        1       2       3       4       5       6           7
Sale within            year   years   years   years   years   years   years or more
-----------------------------------------------------------------------------------
Sales charge            5%      4%      3%      3%      2%      1%          0%

All purchases during the month are grouped together and will be treated as if made on the last day of the preceding month.

Under certain circumstances, employer-sponsored retirement plans investing in Class A shares without a sales charge and for which a finder's fee has been paid (other than those investing in the Fund through variable insurance products) may be charged a CDSC if shares are redeemed within three years after purchase. The CDSC will be 1% for the first year, 0.50% for the second year and 0.25% for the third year.

We do not impose a CDSC on Class A or Class B shares purchased through reinvested dividends and distributions. If you sell your Class B shares and reinvest the proceeds in Class B shares within 30 days, the Funds will deposit an amount equal to any CDSC you paid into your account. We will also waive the CDSC on Class B shares if you sell shares following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or a determination of disability, and for mandatory withdrawals from IRA accounts after age 70 1/2 years. For more information, see the SAI.

HOW TO PLACE YOUR SALE ORDER

You can request the sale of your Class A, Class B, or Class D shares in any of the following ways described below. A signature guarantee may be required under certain circumstances. Please refer back to the section entitled "Signature Guarantee -- Class A, Class B and Class D shares" above.
BY TELEPHONE (NATIONWIDE FUNDS NOW). Calling 1-800-637-0012 connects you to our automated voice-response system, available 24 hours a day, seven days a week, for easy access to mutual fund information. You can sell shares and have the check mailed to your address of record,
                                       unless you declined this option on your
                                       application. Only the following types of accounts can use Nationwide Funds NOW to sell shares: Individual, Joint, Transfer on Death, Trust, and Uniform Gift/Transfer to Minor accounts. You can call 1-800-637-0012 after 7 p.m. Eastern Time to learn the day's closing share price.

CAPITAL GAINS TAXES
 If you sell Fund shares for more than you paid for them, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and
 Taxes -- Selling Fund Shares" on page 17.

THROUGH OUR CUSTOMER SERVICE LINE. Unless you declined the telephone redemption privileges on your application, you can call and request that a check payable to the shareholder of record be mailed to the address of record. You can sell shares of your IRA by telephone if we receive the proper forms. The distribution from an IRA will be subject to a mandatory 10% federal withholding tax, unless you inform us in writing not to withhold taxes. For additional information or to request the forms, please call the Customer Service line at 1-800-848-0920. The Fund will use procedures to confirm that telephone instructions are genuine. If the Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Fund will be held harmless for any loss, claims or liability arising from its compliance with the instructions. The Fund may record telephone instructions to sell shares. The Fund reserves the right to revoke this privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

BY BANK WIRE. The Fund can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application), unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the Fund written notice of its termination.) Your proceeds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE (ACH). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been received by the Fund. Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the Fund written notice of its termination.)

BY MAIL OR FAX. Write a letter to Nationwide Mutual Funds, P.O. Box 1492, Columbus, Ohio 43216-1492 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must include your date of birth and indicate whether or not you want the Funds to withhold federal income tax from your proceeds. Your sale of shares will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next business day. The Fund reserves the right to require the original document if you fax your letter.

THROUGH AN AUTHORIZED BROKER -- The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Fund. If you have an account with such a broker, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or its designated intermediary. Your broker or financial intermediary may charge fee for this services.

ON-LINE. Log on to our website www.nationwidefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can receive information on all of our funds by downloading a prospectus or using other methods as well as information concerning your own personal accounts on-line. You may also perform transactions, such as purchases, redemptions and exchanges. The Fund may terminate the ability to sell Fund shares on this website at any time, in which case you may continue to sell shares by mail, telephone or through an authorized broker as described in this Prospectus.

ACCOUNTS WITH LOW BALANCES

We may sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $250. Before the account is closed, we will give you notice and allow you 90 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts. This does not apply to Automatic Asset Accumulation accounts.

For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

DISTRIBUTION PLAN

In addition to the sales charges which you may pay for Class A and Class B shares, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits the Class A and Class B shares of the Fund to compensate the Distributor for expenses associated with distributing such shares and providing shareholder services.

DISTRIBUTION AND SERVICE FEES

Under the Distribution Plan, Class A and Class B shares of the Fund pay the Distributor compensation which is accrued

         Buying, Selling and Exchanging Fund Shares

daily and paid monthly. The Fund shall pay amounts not exceeding an annual amount of:

        FUND/CLASS               AS A % OF DAILY NET ASSETS
----------------------------------------------------------------
Class A shares               0.25% (distribution or service fee)
 ................................................................
Class B shares               1.00% (0.25% service fee)

Class D shares pay no 12b-1 fees.

Because these fees are paid out of the Funds' assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

EXCHANGING SHARES
You can exchange the shares you own for shares of another Fund within Nationwide Funds (except the Nationwide Morley Capital Accumulation Fund) so long as they are the same class of shares, both
                                       accounts have the same owner, and your
                                       first purchase in the new fund meets the fund's minimum investment requirement. For example, you can exchange Class A shares of the Fund for Class A shares of any other fund within the Nationwide Funds, but you cannot exchange Class A shares for Class B or Class D shares.

CAPITAL GAINS TAXES
 Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes.
 Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see
 "Distribution and Taxes -- Exchanging Fund Shares" on page 17.

Generally, there is no sales charge for exchanges of Class B or Class D shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the fund into which you are exchanging. If you exchange Prime Shares of the Nationwide Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Money Market Fund. If you exchange Class B shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Money Market Fund, the time you hold the shares in the Money Market Fund will not be counted for purposes of calculating any CDSC. If you then sell your Prime Shares of the Money Market Fund, you will pay the sales charge that would have been charged if the initial Class B (or certain Class A) shares had been sold at the time they were originally exchanged into the Money Market Fund. If you exchange your Prime Shares of the Money Market Fund back into Class B (or certain Class A) shares, the time you held the Class B (or Class A) shares prior to the exchange will be counted for purposes of calculating the CDSC.

The Board of Trustees has approved holding a shareholder meeting for the Prestige Balanced and Prestige International Funds; at the meeting, shareholders of each of these funds will be asked to approve its liquidation. Because it is anticipated that these funds will be liquidated shortly after shareholder approval is obtained, beginning March 1, 2001, you may no longer exchange into the Prestige Balanced or Prestige International Funds.

HOW TO PLACE YOUR EXCHANGE ORDER

You can request an exchange of shares in writing, by fax, by phone, or by on-line access (see "Buying Shares -- How to place your purchase order" on page 12 or the back cover for contact information). If you make your request in writing, please be sure all account holders sign the letter. Your exchange will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling Nationwide Funds NOW, our automated voice-response system, or by logging on to our website at www.nationwidefunds.com. You will have automatic exchange privileges unless you request not to on your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days' written notice to shareholders.

EXCESSIVE EXCHANGE ACTIVITY

The Trust reserves the right to reject any exchange request it believes will increase transaction costs, or otherwise adversely affect other shareholders. Specifically, exchange activity may be limited to 12 exchanges within a one year period or 1% of the Fund's NAV. The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

         DISTRIBUTIONS AND TAXES
The following information is provided to help you understand the income and capital gains you can earn when owning Fund shares, as well as the federal taxes you may have to pay on this income. For tax advice regarding your personal tax situation, please speak with your tax adviser.

DISTRIBUTIONS OF INCOME DIVIDENDS

The Fund declares dividends daily and distributes them monthly to shareholders. Income dividends are taxable to you as ordinary income for federal income tax purposes, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount of income dividends distributed to you will be reported in a Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividend-received deduction.

DISTRIBUTIONS OF CAPITAL GAINS

If the Fund has net realized capital gains at the end of the calendar year (meaning the gains from sales of securities exceed any losses from sales), it will distribute this capital gain to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. On Form 1099, we will report the amount of net short-term capital gains and net long-term capital gains distributed to you during the year. Currently, for individuals, long-term capital gains are taxed at a maximum rate of 20%; short-term capital gains are taxed as ordinary income, such as interest or dividends. For more information regarding capital gains tax rates, speak with your tax adviser.

REINVESTING DISTRIBUTIONS

All income and capital gains distributions will be reinvested in shares of the Fund. You may request a payment in cash in writing if distributions are in excess of $5. You may be subject to tax on reinvested distributions. If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be cancelled and the money reinvested in a Fund as of the cancellation date. No interest is paid during the time the check is outstanding.

  CHANGING YOUR DISTRIBUTION OPTION
  If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.

You may be subject to federal backup withholding at a rate of 31% of each distribution unless you certify that the taxpayer identification number you gave us is correct, and that you are not subject to withholding. (We will, however, withhold taxes if the Internal Revenue Service notifies us that such certifications are not accurate, or as may otherwise be required under the Internal Revenue Code.)

STATE AND LOCAL TAXES

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser.

SELLING FUND SHARES

Selling Fund shares for more than you paid for them gives you a capital gain, which is subject to federal income tax. The amount of the tax depends on how long you held your shares. For individuals, long-term capital gains are currently taxed at a maximum rate of 20%; and short-term capital gains are taxed as ordinary income, such as interest or dividends. Capital gains from your sale of Fund shares is not reported on Form 1099; you or your tax adviser should keep track of your purchases, sales, and any resulting gain or loss.

                                                                              17
If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you may have.

EXCHANGING FUND SHARES

Exchanging your shares of the Fund for another fund within the Nationwide Funds family is considered a sale for income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have capital gains, which are subject to the federal income taxes described above. If you exchange Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you may have.

         FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions and no sales charges). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statement, is included in the Trust's annual report, which is available upon request. For 1996, 1997 and 1998, information is for one Class D share outstanding through the years ended October 31, (prior to May 11, 1998, shares were without class designation). The table for this Fund also includes information for the Class A and Class B shares for the period from May 11, 1998 to October 31, 1998 and for the years ended October 31, 1999 and October 31, 2000.

                                                     NATIONWIDE LONG-TERM U.S. GOVERNMENT BOND FUND
                                              ------------------------------------------------------------
                                              YEAR ENDED OCTOBER 31,     PERIOD ENDED OCTOBER 31, 1998(D)
                                              ----------------------    ----------------------------------
                                                1996         1997        CLASS D     CLASS A      CLASS B
                                              ---------    ---------    ---------   ---------    ---------
NET ASSET VALUE -- BEGINNING OF PERIOD         $ 11.07      $ 10.92      $ 11.19      $11.24       $11.24
INVESTMENT ACTIVITIES
 Net investment income                            0.68         0.66         0.63        0.28         0.25
 Net realized and unrealized gain (loss)         (0.15)        0.27         0.58        0.53         0.52
                                               -------      -------      -------      ------       ------
   Total investment activities                    0.53         0.93         1.21        0.81         0.77
                                               -------      -------      -------      ------       ------
DISTRIBUTIONS
 Net investment income                           (0.68)       (0.66)       (0.63)      (0.28)       (0.25)
 Net realized gains                                 --           --           --          --           --
                                               -------      -------      -------      ------       ------
   Total distributions                           (0.68)       (0.66)       (0.63)      (0.28)       (0.25)
Net increase (decrease) in net asset value       (0.15)        0.27         0.58        0.53         0.52

NET ASSET VALUE -- END OF PERIOD               $ 10.92      $ 11.19      $ 11.77      $11.77       $11.76
                                               =======      =======      =======      ======       ======
Total return (excluding sales charges)            5.01%        8.84%       11.15%       7.32%(b)     6.90%(b)
RATIOS AND SUPPLEMENTAL DATA
 Net assets at end of period (000's)           $58,737      $48,549      $40,946      $  201       $  352
 Ratio of expenses to average net assets          0.84%        0.85%        0.82%       1.04%(a)     1.64%(a)
 Ratio of expenses to average net assets(*)       1.59%        1.60%        1.28%       1.28%(a)     1.90%(a)
 Ratio of net investment income to average
   net assets                                     6.26%        6.04%        5.55%       5.09%(a)     4.52%(a)
 Portfolio turnover rate(c)                      21.04%       52.10%       51.12%      51.12%       51.12%

                                                   NATIONWIDE LONG-TERM U.S. GOVERNMENT BOND FUND
                                             ----------------------------------------------------------
                                             YEAR ENDED OCTOBER 31, 1999    YEAR ENDED OCTOBER 31, 2000
                                             ---------------------------    ---------------------------
                                             CLASS D   CLASS A   CLASS B    CLASS D   CLASS A   CLASS B
                                             -------   -------   -------    -------   -------   -------
NET ASSET VALUE -- BEGINNING OF PERIOD       $ 11.77   $ 11.77   $11.76     $ 10.88   $10.88    $10.88
INVESTMENT ACTIVITIES
 Net investment income                          0.61      0.59     0.52        0.61     0.59      0.52
 Net realized and unrealized gain (loss)       (0.89)    (0.90)   (0.89)       0.27     0.27      0.27
                                             -------   -------   ------     -------   ------    ------
   Total investment activities                 (0.28)    (0.31)   (0.37)       0.88     0.86      0.79
                                             -------   -------   ------     -------   ------    ------
DISTRIBUTIONS
 Net investment income                         (0.61)    (0.58)   (0.51)      (0.61)   (0.59)    (0.52)
 Net realized gains                               --        --       --       (0.16)   (0.16)    (0.16)
                                             -------   -------   ------     -------   ------    ------
   Total distributions                         (0.61)    (0.58)   (0.51)      (0.77)   (0.75)    (0.68)
Net increase (decrease) in net asset value     (0.89)    (0.89)   (0.88)       0.11     0.11      0.11
NET ASSET VALUE -- END OF PERIOD             $ 10.88   $ 10.88   $10.88     $ 10.99   $10.99    $10.99
                                             =======   =======   ======     =======   ======    ======
Total return (excluding sales charges)         (2.39)%   (2.63)%  (3.15)%      8.53%    8.28%     7.63%
RATIOS AND SUPPLEMENTAL DATA
 Net assets at end of period (000's)         $32,117   $ 2,041   $1,876     $26,915   $3,767    $1,724
 Ratio of expenses to average net assets        0.79%     1.04%    1.64%       0.79%    1.04%     1.64%
 Ratio of expenses to average net assets(*)     0.89%     1.14%    1.74%       0.84%    1.08%     1.69%
 Ratio of net investment income to average
   net assets                                   5.33%     5.29%    4.68%       5.69%    5.42%     4.85%
 Portfolio turnover rate(c)                    84.33%    84.33%   84.33%      91.13%   91.13%    91.13%

---------------

 (*) Ratios calculated as if no expenses were waived and/or
    reimbursed.
(a) Annualized.
(b) Not annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) Shares first offered to the public on May 11, 1998, the existing shares of the fund were renamed Class D.

INFORMATION FROM NATIONWIDE

Please read this Prospectus before you invest, and keep it with your records. The following documents contain additional information about the Fund. To obtain a document free of charge, contact us at the address or number listed below.

- Statement of Additional Information (incorporated by reference in this Prospectus)

- Annual Reports (which contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance) (as available)

- Semi-Annual Reports (as available)

FOR ADDITIONAL INFORMATION CONTACT:

Nationwide Family of Funds
P.O. Box 1492
Columbus, Ohio 43216-1492
(614) 428-3278 (fax)

Nationwide Logo

FOR INFORMATION, ASSISTANCE AND WIRE ORDERS:

1-800-848-0920 (toll free, 8 a.m.- 5 p.m. Eastern Time (Monday through Friday, except Thursday, when representatives are available between 9:30 a.m. and 5 p.m. Eastern Time.))

FOR 24-HOUR ACCOUNT ACCESS:

1-800-637-0012 (toll free)
Also, visit the Nationwide Family of Funds' website at www.nationwidefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

INVESTMENT COMPANY ACT FILE NO. 811-08495

NATIONWIDE FAMILY OF FUNDS
P.O. BOX 1492
COLUMBUS, OHIO 43216-1492

HS-1329-3/01

NATIONWIDE (R) FAMILY OF FUNDS

Prospectus

March 1, 2001

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

- Prestige Balanced Fund
- Prestige International Fund

         TABLE OF CONTENTS

FUND SUMMARIES................................................................ 2
Prestige Balanced
Fund..............                                                             3
Prestige International
Fund..............                                                             6

MORE ABOUT THE FUNDS...........................................................9
Principal Investments and
Techniques........                                                             9
Principal Risks...                                                             9
Non-Principal
Risks.............                                                            10

MANAGEMENT....................................................................11
Investment
Adviser...........                                                            11
Multi-Manager
Structure.........                                                            11
Subadvisers.......                                                            11

BUYING, SELLING AND EXCHANGING FUND SHARES....................................13
Choosing a Share
Class.............                                                            13
Buying Shares.....                                                            14
Selling Shares....                                                            15
Distribution
Plan..............                                                            18
Exchanging
Shares............                                                            18

DISTRIBUTIONS AND TAXES.......................................................20
Distributions of Income
Dividends.........                                                            20
Distributions of Capital
Gains.............                                                            20
Reinvesting
Distributions.....                                                            20
State and Local
Taxes.............                                                            20
Selling Fund
Shares............                                                            20
Exchanging Fund
Shares............                                                            20

FINANCIAL HIGHLIGHTS..........................................................21

ADDITIONAL INFORMATION................................................BACK COVER

         FUND SUMMARIES
This prospectus provides information about two of the Nationwide(R) Mutual Funds (together, the "Funds"). The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare the Funds with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds" beginning on page 9. "You" and "your" refer to potential investors and current shareholders of one or more of the Funds.

The Fund Summaries contain a discussion of the general risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.

A QUICK NOTE ABOUT SHARE CLASSES

Each Fund has three different share classes:

          - Class A
          - Class B
          - Institutional Service Class

The fees, sales charges and expenses for each share class are different, but each share class of a particular Fund represents an investment in the same assets of that Fund.

The fees and expenses for each Fund are set forth in the Fund Summaries.

 The Board of Trustees recently considered and approved a proposal to liquidate and dissolve the Funds. If this action is approved by the shareholders of a Fund, that Fund will be liquidated and dissolved as soon as practicable thereafter. Beginning March 1, 2001 and prior to such liquidation and dissolution, shareholders will no longer be permitted to purchase shares of the Funds except through dividend reinvestment and purchases made through omnibus accounts for retirement plans or variable insurance products offered by subsidiaries of Nationwide Financial Services, Inc. and there will be no further exchanges into the Funds. Shareholders will be entitled to exchange out of the Funds or redeem their shares in the manner set forth below.

         FUND SUMMARIES -- PRESTIGE BALANCED FUND

OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks a high total return from a diversified portfolio of equity and fixed income securities. VMF has selected J.P. Morgan Investment Management, Inc. as a subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, the Fund, under normal circumstances, invests approximately 60% of its assets in equity securities and 40% of its assets in fixed income securities (including U.S. Government, corporate, mortgage-backed and asset-backed securities). The equity securities held by the Fund generally are common stocks of large and medium sized companies included in the Standard & Poor's 500 Index.(1)

Investment grade securities are taxable debt securities, including corporate bonds and other debt instruments, that have been rated within the four highest rating categories by a nationally recognized rating agency, such as Standard & Poor's Rating Group or Moody's Investors Service, Inc. The rating agency evaluates a debt security, measures the issuer's financial condition and stability, and assigns a rating to the security. By measuring the issuer's ability to pay back the debt, ratings help investors evaluate the safety of their bond investments.
The fixed income securities held by the Fund will generally be investment grade securities, or unrated securities of comparable quality, although a portion of the Fund's fixed income securities will be invested in securities rated below investment grade (commonly known as junk bonds). All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by Fund management to consider what action, if any, the Fund should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.

Medium-grade securities are obligations rated in the fourth highest rating category by any rating agency. Medium-grade securities, although considered investment grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.
---------------

(1) The Standard & Poor's 500 Index is a registered service mark of Standard & Poor's which does not sponsor and is in no way affiliated with the Fund.

PRINCIPAL RISKS

Because the value of your investment will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock market goes down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. The stock market is affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world. As of the date of this prospectus, U.S. stock markets and certain foreign stock markets were trading at or close to record high levels. There is no guarantee that such levels will continue.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the Fund. This risk is particularly strong for junk bonds and other lower-rated securities.

INTEREST RATE RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of the debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes.

PREPAYMENT RISK AND EXTENSION RISK. The issuers of mortgage- and asset-backed securities may be able to repay principal in advance, and are especially likely to do so when interest rates fall. Changes in prepayment rates can make the price and yield of mortgage- and asset-backed securities

         Fund Summaries -- Prestige Balanced Fund

volatile. When mortgage- and asset-backed securities are prepaid, the Fund may also fail to recover premiums paid for the securities, resulting in an unexpected capital loss, and the Fund may have to reinvest the proceeds from the repayments at lower rates. In addition, rising interest rates may cause prepayments to occur at slower than expected rates thereby effectively lengthening the maturity of the securities and making them more sensitive to interest rate changes.

Extension risk is the risk that anticipated payments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the anticipated maturity of a security may be extended past what the portfolio manager anticipated, affecting the maturity and volatility of the Fund.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility -- or variability -- of the Fund's annual total returns over time, and shows that fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of two broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL RETURNS -- CLASS A SHARES(1)

         1999                   2000
         ----                   ----
         9.14%                 -1.32%


Best Quarter:       6.58%  4th qtr of 1999
Worst Quarter:     -3.48%  3rd qtr of 1999
---------------

(1) These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown.

                                                         One      Since
Average annual returns -- as of December 31, 2000(1)     Year     Inception(2)
------------------------------------------------------------------------------
Class A shares                                          -6.96%        4.04%
 ..............................................................................
Class B shares                                          -6.78%        4.81%
 ..............................................................................
Institutional Service Class shares                      -1.18%        7.08%
 ..............................................................................
S&P 500 Index(3)                                        -9.11%       10.20%
 ..............................................................................
Lehman Brothers Aggregate Bond Index(4)                 11.63%        5.23%

---------------

(1) These returns reflect performance after sales charges, if any, and expenses are deducted.

(2) The Fund began operations on November 2, 1998.

(3) The S&P 500 is a market weighted, unmanaged index of 500 stocks in a variety of industry sectors designed to measure performance of the broad domestic economy. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual return of this Index would be lower.

(4) The Lehman Brothers Aggregate Bond Index is an unmanaged index comprised of The Lehman Brothers Government/Corporate Bond Index and two Lehman Brothers asset-backed securities indices. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual return of this Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Balanced Fund.

                                                          Institutional
                                                             Service
        Shareholder Fees(1)           Class A   Class B       Class
(paid directly from your investment)  shares    shares       shares
-----------------------------------------------------------------------
Maximum Sales Charge (Load) imposed   5.75%(2)  None       None
upon purchases (as a percentage of
offering price)
 .......................................................................
Maximum Deferred Sales Charge (Load)  None      5.00%(3)   None
imposed on redemptions (as a
percentage of original purchase
price or sale proceeds, as
applicable)

                                                    Institutional
                                                       Service
Annual Fund Operating Expenses  Class A   Class B       Class
 (deducted from Fund assets)    shares    shares       shares
-----------------------------------------------------------------
Management Fees                 0.75%     0.75%      0.75%
 .................................................................
Distribution and/or Service     0.25%     1.00%      None
(12b-1) Fees
 .................................................................
Other Expenses                  1.82%     1.78%      1.81%
-----------------------------------------------------------------
TOTAL ANNUAL FUND               2.82%     3.53%      2.56%
OPERATING EXPENSES(4)

---------------

(1 )If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.

(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares -- Buying Shares" beginning on page 14.

(3) A contingent deferred sales charge (CDSC) ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares -- Selling
    Shares -- Contingent deferred sales charge (CDSC) on Class A and B Class shares" on page 16.

(4) VMF has agreed to waive fees or otherwise reimburse expenses for the Fund so that the Total Annual Operating Expenses will not exceed 1.10% for Class A shares, 1.85% for Class B shares and 0.95% for Institutional Service Class shares. The Fund is authorized to reimburse VMF for management fees previously waived and/or for the cost of Other Expenses paid by VMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse VMF in this manner only applies to fees paid or reimbursements made by VMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses and does not take into account the fee waiver/expense reimbursement provisions currently in place for the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 year   3 years   5 years   10 years
----------------------------------------------------------------
Class A Shares              $845    $1,402    $1,983     $3,550
 ................................................................
Class B Shares              $856    $1,383    $2,031     $3,570
 ................................................................
Institutional Service
  Class Shares              $259    $  796    $1,360     $2,895

You would pay the following expenses on the same investment if you did not sell your shares(1):

                           1 year   3 years   5 years   10 years
----------------------------------------------------------------
Class B Shares              $356    $1,083    $1,831     $3,570

---------------

(1)Expenses paid on the same investment in Class A and Institutional Service Class shares do not change whether or not you sell your shares.

         FUND SUMMARIES -- PRESTIGE INTERNATIONAL FUND

OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long-term capital appreciation. VMF has selected Lazard Asset Management as subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, the Fund invests primarily in equity securities, principally common stocks, of relatively large non-U.S. companies. These companies will have market capitalizations in the range of the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE Index). A stock is issued by a non-U.S. company if the company is organized outside U.S., the principal market for the stock is outside the U.S. or the company derives at least 50% of its revenues from business outside the U.S. The Fund invests in such non-U.S. companies either directly or through Depositary Receipts, including American Depositary Receipts and Global Depositary Receipts.

DEPOSITARY RECEIPTS are securities representing foreign securities that are deposited with foreign custodians, U.S. commercial banks or foreign branches of U.S. commercial banks. American Depositary Receipts or "ADRs" are U.S. dollar-denominated and traded on U.S. exchanges. Global Depositary Receipts or "GDRs" are foreign currency denominated and trade on foreign exchanges.

Under normal conditions, the Fund invests at least 80% of its total assets in securities of companies within not less than three foreign countries. The Fund focuses on securities that are believed to be inexpensively priced in comparison to the return on total capital or equity.

The Fund may also engage in foreign currency transactions.

The Fund seeks to match the performance of the MSCI EAFE Index as closely as possible before the deduction of Fund expenses. The MSCI EAFE Index is composed of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the MSCI EAFE Index are selected from among the larger capitalization companies in these markets. The weighting of the MSCI EAFE index is based on the market capitalization of each of the countries in the Index.

The Fund invests in a statistically selected sample of equity securities included in the MSCI EAFE Index and in derivative instruments linked to the MSCI EAFE Index. The Fund may not invest in all of the countries, or all of the companies within a country, represented in the MSCI EAFE Index, or in the same weightings as in the MSCI EAFE Index. The Fund will choose investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the MSCI EAFE Index as a whole. Because the Fund seeks to invest in assets whose performance matches the performance of the MSCI EAFE Index, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The Fund may also engage in securities lending.

PRINCIPAL RISKS

Because the value your investment will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock market goes down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. The stock market is affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world. As of the date of this prospectus, U.S. stock markets and certain foreign stock markets were trading at or close to record high levels. There is no guarantee that such levels will continue.

NON-DIVERSIFIED FUND RISK. The Fund is a non-diversified fund, which means that it may invest more of its assets in fewer companies than if it were a diversified fund. By concentrating more assets in a smaller number of investments, the Fund's risk is increased because some investments have a greater effect on the Fund's performance. This helps the Fund's performance when its investments are successful, but also hurts the Fund's performance when its investments are unsuccessful.

FOREIGN RISK. The Fund is also subject to foreign risks that are risks related to owning securities of foreign companies.

These risks include political and economic risks, currency fluctuations, higher transaction costs and delayed settlement.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility -- or variability -- of the Fund's annual total returns over time, and shows that fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of two broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL RETURNS -- CLASS A SHARES(1)

              1999             2000
              ----             ----
              21.04%          -11.01%


Best Quarter:      11.74%  4th qtr of 1999
Worst Quarter:     -6.77%  3rd qtr of 2000
---------------

(1) These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown.

                                                          One      Since
Average annual returns -- as of December 31, 2000( 1)     Year     Inception( 2)
--------------------------------------------------------------------------------
Class A shares                                           -16.14%      3.32%
 ................................................................................
Class B shares                                           -15.58%      5.74%
 ................................................................................
Institutional Service Class shares                       -11.03%      6.31%
 ................................................................................
MSCI EAFE Index(3)                                       -13.96%      8.67%

---------------

(1) These returns reflect performance after sales charges, if any, and expenses are deducted.

(2) The Fund began operations on November 2, 1998.

(3) The MSCI EAFE Index is an unmanaged index that is generally representative of international stock markets. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual return of this Fund would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the International Fund.

                                                          Institutional
                                                             Service
        Shareholder Fees(1)           Class A   Class B       Class
(paid directly from your investment)  shares    shares       shares
-----------------------------------------------------------------------
Maximum Sales Charge (Load) imposed   5.75%(2)  None       None
upon purchases (as a percentage of
offering price)
 .......................................................................
Maximum Deferred Sales Charge (Load)  None      5.00%(3)   None
imposed on redemptions (as a
percentage of original purchase
price or sale proceeds, as
applicable)

                                                    Institutional
                                                       Service
Annual Fund Operating Expenses  Class A   Class B       Class
 (deducted from Fund assets)    shares    shares       shares
-----------------------------------------------------------------
Management Fees                 0.85%     0.85%      0.85%
 .................................................................
Distribution and/or Service     0.25%     1.00%      None
(12b-1) Fees
 .................................................................
Other Expenses                  1.54%     2.65%      1.69%
-----------------------------------------------------------------
TOTAL ANNUAL FUND               2.64%     4.50%      2.54%
  OPERATING EXPENSES(4)

---------------

(1) If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.

(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares -- Buying Shares" beginning on page 14.

(3) A contingent deferred sales charge (CDSC) ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares -- Selling
    Shares -- Contingent deferred sales charge (CDSC) on Class A and Class B shares" on page 16.

(4) VMF has agreed to waive fees or otherwise reimburse expenses for the Fund so that the Total Annual Operating Expenses will not exceed 1.30% for Class A shares, 2.05 % for Class B shares and 1.25% for Institutional Service Class shares. The Fund is authorized to reimburse VMF for management fees previously waived and/or for the cost of Other Expenses paid by VMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse VMF in this manner only applies to fees paid or reimbursements made by VMF at some time within the first five years from the time the Fund commenced operations.

         Fund Summaries -- Prestige International Fund

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses and does not take into account the fee waiver/expense reimbursement provisions currently in place for the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 year   3 years   5 years   10 years
----------------------------------------------------------------
Class A Shares              $827    $1,348    $1,895     $3,377
 ................................................................
Class B Shares              $951    $1,660    $2,478     $4,055
 ................................................................
Institutional Service
Class Shares                $257    $  791    $1,350     $2,875

You would pay the following expenses on the same investment if you did not sell your shares(1):

                           1 year   3 years   5 years   10 years
----------------------------------------------------------------
Class B Shares              $451    $1,360    $2,278     $4,055

---------------

(1)Expenses paid on the same investment in Class A and Institutional Service Class shares do not change whether or not you sell your shares.

         MORE ABOUT THE FUNDS

PRINCIPAL INVESTMENTS AND TECHNIQUES

The Funds may use the following additional principal investments and techniques to increase returns, protect assets or diversify investments.

The Statement of Additional Information (SAI) contains additional information about both of the Funds, including the Funds' other investment techniques. To obtain a copy of the SAI, see the back cover.

U.S. GOVERNMENT SECURITIES (BALANCED FUND). These securities include Treasury bills, notes, and bonds, securities issued or guaranteed by the U.S. Government and securities issued by U.S. government agencies, including:

   - The Federal Housing Administration, the Farmers Home Administration and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, which are backed by the full faith and credit of the United States;

   - The Federal Home Loan Banks;

   - The Federal National Mortgage Association (FNMA);

   - The Student Loan Marketing Association and Federal Home Loan Mortgage Corporation (FHLMC); and

   - The Federal Farm Credit Banks.

Although there is virtually no credit risk with these U.S. Government securities, neither the U.S. Government nor its agencies guarantee the market value of their securities. Interest rate changes, prepayment rates and other factors may affect the value of these securities.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES (BALANCED FUND). U.S. Government mortgage-backed securities are securities that are secured by and paid from a pool of mortgage loans on real property and issued or guaranteed by the U.S. Government or one of its agencies. Mortgage-backed securities may also be issued by private issuers. Collateralized mortgage obligations (CMOs) are securities that have mortgage loans or mortgage pass-through securities, such as GNMA, FNMA or FHLMC certificates, as their collateral. CMOs can be issued by the U.S. Government or its agencies or by private lenders.

Mortgage-backed securities are subject to interest rate risk and to credit risk if they are issued by private issuers. CMOs and other mortgage-backed securities are also subject to prepayment risk. With respect to prepayment risk, when interest rates fall homeowners may refinance their loans and the mortgage-backed security will be paid off sooner than the portfolio manager anticipated. Reinvesting the returned principal in a lower interest rate market reduces the Fund's income. Mortgage-backed securities are also subject to extension risk and the possibility of losing principal as a result of prepayments.

Asset-backed securities are securities that are secured by and paid from a pool of underlying assets, such as automobile installment sales contracts, home equity loans, property leases and credit card receivables. Asset-backed securities are generally issued by private issuers and are subject to interest rate and credit risks.

PRINCIPAL RISKS

FOREIGN RISK (INTERNATIONAL FUND). Foreign security investment involves special risks not present in U.S. investments that can increase the chances that a Fund will lose money.

   COUNTRY. General securities market movements in any country in which a Fund has investments, are likely to affect the value of a Fund's securities that trade in the country. These movements will affect a Fund's share price and a Fund's performance. The political, economic and social structures of some countries in which a Fund invests may be less stable and more volatile than those in the U.S. The risk of investing in these countries include the possibility of the imposition of exchange controls, currency devaluation, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

   FOREIGN MARKETS. A Fund is subject to the risk that because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may make it difficult for a Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

         More About the Funds

   GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. A Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund's portfolio manager to completely and accurately determine a company's financial condition.

   CURRENCY. Some of a Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what a Fund owns and a Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

LOWER-RATED SECURITIES RISK (BALANCED FUND). Investment in junk bonds and other lower-rated or high yield securities involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons an investment in the Fund is subject to the following specific risks to the extent that it invests in such securities:

   - Increased price sensitivity to changing interest rates and the adverse economic and business developments

   - Greater risk of loss due to default or declining credit quality

   - Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments when due

   - Negative market sentiments toward high yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security in the Fund.

NON-PRINCIPAL RISKS

INFLATION RISK (BALANCED FUND). Inflation risk affects the value of fixed-rate investments such as bonds. If the Fund buys bonds when inflation and interest rates are low, the value of these bonds could fall as inflation rises and interest rates increase. This could happen as investors find the bonds with lower interest rates less attractive than bonds that pay higher interest rates.

LIQUIDITY RISK (EACH FUND). The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in lower rated debt securities and small capitalization stocks will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

EVENT RISK (BALANCED FUND). Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events, which may be financed by increased debt. As a result of the added debt, the credit quality and market value of a company's bonds may decline significantly.

         MANAGEMENT

INVESTMENT ADVISER

Villanova Mutual Fund Capital Trust (VMF), 1200 River Road, Conshokocken Pennsylvania 19428, manages the investment of the assets and supervises the daily business affairs of each of the Funds. Subject to the supervision and direction of the Trustees, VMF allocates Fund assets among subadvisers and evaluates and monitors the performance of subadvisers. VMF is authorized to select and place portfolio investments on behalf of each Fund; however, VMF does not intend to do so at this time. VMF was organized in 1999, and advises mutual funds. As of December 31, 2000, VMF and its affiliates had approximately $23.3 billion in assets under management.

Each Fund pays VMF a management fee, which is based on the Funds' average daily net assets. The total management fee paid by the Funds for the fiscal year ended October 31, 2000 -- expressed as a percentage of a Fund's average daily net assets -- was as follows:

                  Fund                             Fee
----------------------------------------------------------------
Balanced Fund                                     0.75%
 ................................................................
International Fund                                0.85%

MULTI-MANAGER STRUCTURE

VMF and the Trust have received from the Securities and Exchange Commission an exemptive order for a multi-manager structure that allows VMF to hire, replace or terminate a subadviser without the approval of shareholders. The order also allows VMF to revise a subadvisory agreement with Trustee approval but without shareholder approval. If a new subadviser is hired, shareholders will receive information about the new subadviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility.

VMF provides the following oversight and evaluation services to the Funds:

  - performing initial due diligence on prospective subadvisers for a Fund;

  - monitoring the performance of the subadvisers through ongoing analysis, as well as periodic consultations;

  - communicating performance expectations and evaluations to the subadvisers;
    and

  - ultimately recommending to the Board of Trustees whether a subadviser's contract should be renewed, modified or terminated.

VMF does not expect to recommend frequent changes of subadvisers. VMF will periodically provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. Although VMF will monitor the performance of the subadvisers, there is no certainty that any subadviser or the Funds will obtain favorable results at any given time.

SUBADVISERS

Subject to the supervision of VMF and the Trustees, a subadviser will manage each Fund's assets in accordance with the Fund's investment objective and strategies. With regard to the portion of a Fund's assets allocated to it, each subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

The following are the subadvisers for each Fund:

BALANCED FUND -- J.P. MORGAN INVESTMENT MANAGEMENT INC.

J.P. Morgan Investment Management Inc. (J.P. Morgan), a wholly owned subsidiary of J.P. Morgan & Co. Incorporated, serves as Subadviser to the Balanced Fund. J.P. Morgan & Co. Incorporated is a bank holding company organized under the laws of Delaware. J.P. Morgan offers a wide range of investment management services and acts as investment adviser to corporate and institutional clients. J.P. Morgan uses a sophisticated, disciplined, collaborative process for managing all asset classes. As of December 31, 2000, J.P. Morgan had assets under management of approximately $359 billion.

PORTFOLIO MANAGERS. Patrik Jakobson, Vice President, and Kathryn Jonas, Vice President, are the portfolio managers for the Balanced Fund. Mr. Jakobson joined J.P. Morgan in 1987, spending five years as a research analyst specializing in the retailing industry. Subsequently, Mr. Jakobson managed equity and balanced accounts and is currently responsible for managing global balanced portfolios. He is also a member of the Asset Allocation Strategy group. Ms. Jonas joined J.P. Morgan in 1997 after eleven years at Morgan Stanley & Co., where she was a member of Morgan Stanley Asset Management's Emerging Markets investment team. From 1985 to 1994, prior to joining Morgan Stanley Asset Management,

         Management

Ms. Jonas co-managed the Morgan Stanley Capital International Indices business.

INTERNATIONAL FUND -- LAZARD ASSET MANAGEMENT

Lazard Asset Management (LAM), a New York-based division of Lazard Freres & Co. LLC (Lazard), a New York limited liability company, managed approximately $71 billion as of December 31, 2000, in investments for corporations, endowments, public and private pension plans and wealthy individuals and is recognized as one of the premier global investment advisory firms. Lazard -- the world's first global investment bank -- has advised sophisticated investors for more than 150 years. Lazard has offices in New York and San Francisco, and affiliates in London, Tokyo, Frankfurt, Sydney and Cairo that extend its research worldwide.

PORTFOLIO MANAGERS. LAM manages the International Fund on a team basis. The team is involved in all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm's best thinking, not that of a single portfolio manager. LAM's international equity investment team operates under the guidance of Herbert Gullquist, Vice Chairman and Chief Investment Officer of LAM with responsibility for overall adherence to the firm's investment principles and John R. Reinsberg, Managing Director of LAM, who is responsible for the team's day-to-day operations and monitoring the International Fund's composition to ensure appropriate diversification.

         BUYING, SELLING AND EXCHANGING FUND SHARES

The Funds are no longer available for purchase except through dividend reinvestment and purchases made through omnibus accounts for retirement plans or variable insurance products offered by subsidiaries of Nationwide Financial Services, Inc.

CHOOSING A SHARE CLASS

As noted in the Fund Summaries, each Fund offers different share classes to give investors different price and cost options. The Class A and Class B shares of the Funds are available to all investors; Institutional Service Class shares are available to a limited group of investors.

The following sales charges will generally apply:

  Front-end Sales Charge when you purchase:

     Class A shares

  Contingent Deferred Sales Charge (CDSC)(1):

     Class B shares if you sell your shares within six years of purchase

  No Sales Charges on Institutional Service Class shares

Sales charges are paid to the Funds' distributor, Villanova Distribution Services, Inc. (the Distributor), which either retains them or pays them to a selling representative.

Class A and Class B shares pay distribution and/or service fees under a Distribution Plan. These fees are either retained by the Distributor or paid by the Distributor to brokers for distribution and shareholder services.

Class A and Institutional Service Class shares may also pay administrative service fees. These fees are paid to brokers and other entities who provide administrative support services to the beneficial owners of the shares.

If you want lower annual fund expenses, Class A shares (and Institutional Service Class shares if they are available and you are eligible to purchase them) may be right for you, particularly if you qualify for a reduction or waiver of sales charges. If you do not want to pay a front-end sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate. The Funds reserve the right to reject an order of $50,000 or more for Class B shares and an order for Class B shares for Individual Retirement Accounts (IRA accounts) for shareholders 70 1/2 years old and older.

WHEN CHOOSING A SHARE CLASS, CONSIDER THE FOLLOWING:

                      Class A                                            Class B shares
----------------------------------------------------------------------------------------------------------
Front-end sales charge means that a portion of your    No front-end sales charge, so your full investment
initial investment goes toward the sales charge,       immediately goes toward buying shares
and is not invested
 ..........................................................................................................

Reductions and waivers of the sales charge             No reductions of the CDSC available, but waivers
available                                              available
 ..........................................................................................................

Lower expenses than Class B and Class C shares mean    Higher distribution and service fees than Class A
higher dividends per share                             and Class D shares mean higher fund expenses and
                                                       lower dividends per share
 ..........................................................................................................

Conversion features are not applicable                 After seven years, Class B shares convert into
                                                       Class A shares, which reduces your future fund
                                                       expenses
 ..........................................................................................................

No sales charge when shares are sold back to the       CDSC if shares are sold within six years: 5% in the
Fund(1)                                                first year, 4% in the second, 3% in the third and
                                                       fourth years, 2% in the fifth, and 1% in the sixth
                                                       year
 ..........................................................................................................

No maximum investment limit                            Investments of $50,000 or more not permitted(2)

---------------
(1) A CDSC of up to 1% may be charged on certain redemptions of Class A shares purchased without a sales charge.

(2) This limit was calculated based on a seven-year holding period.

         Buying, Selling and Exchanging Fund Shares

For investors who are eligible to purchase Institutional Service Class shares, the purchase of such shares will be preferable to purchasing Class A or Class B shares.

 WHO CAN BUY INSTITUTIONAL SERVICE CLASS SHARES

 The Institutional Service Class shares are available for purchase only by the following:

   - retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and roll-over individual retirement accounts from such plans

   - tax-exempt employee benefit plans for which third party administrators provide recordkeeping services and are compensated by the Fund for such services

   - a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Service Class shares, where the investment is part of a program that collects an administrative service fee

   - registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Fund for services it provides

   - life insurance separate accounts to fund the benefits of variable annuity contracts issued to governmental entities as an investment option under their deferred compensation plans as defined under Section 457 of the Internal Revenue Code (the Code) or qualified plans adopted pursuant to
     Section 401(a) of the Code.

BUYING SHARES

PURCHASE PRICE. The purchase or "offering" price of each share of a Fund is its "net asset value" (NAV) next determined after the order is received, plus any applicable sales charge. A separate NAV is calculated for each class of a Fund. Generally, NAV is based on the market value of the securities owned by a Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities owned by a Fund, allocable to such class, less the liabilities allocated to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Funds do not calculate NAV on the following days:

  - New Year's Day
  - Martin Luther King, Jr. Day
  - Presidents' Day
  - Good Friday
  - Memorial Day
  - Independence Day
  - Labor Day
  - Thanksgiving Day
  - Christmas Day
  - Other days when the New York Stock Exchange is not open.

Each Fund reserves the right not to determine NAV when:

  - It has not received any orders to purchase, sell or exchange shares.
  - Changes in the value of that Fund's portfolio do not affect the NAV.

If current prices are not available for a security, or if Villanova SA Capital Trust (VSA), as the Funds' administrator, or its agent, determines a price does not represent fair value, a Fund's investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

CONVERSION OF CLASS B SHARES

After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same. We do the conversion on the first business day of the month following the seventh anniversary of the date of your purchase.

HOW TO PLACE YOUR PURCHASE ORDER

Beginning March 1, 2001 and prior to the liquidation and dissolution of the Funds, shareholders will no longer be permitted to purchase shares of the Funds except through dividend reinvestment and purchases made through omnibus accounts for retirement plans or variable insurance products offered by subsidiaries of Nationwide Financial Services, Inc.

ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

NATIONWIDE FUNDS NOW                                              1-800-637-0012

Our customized voice-response system, available 24 hours a day, seven days a week

CUSTOMER SERVICE                                                  1-800-848-0920
Representatives are available to answer questions between 8 a.m. and 5 p.m. Eastern Time (Monday through Friday, except Thursday, when representatives are available between 9:30 a.m. and 5 p.m. Eastern Time).

For additional information on buying shares and shareholder services, call Customer Service or contact your sales representative.

SELLING SHARES
You can sell -- also known as redeeming -- your shares of the Funds at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after a Fund receives your properly completed order to sell in their offices in Columbus, Ohio. Of course, the value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of a Fund's investments at the time of the sale.

Properly completed orders contain all necessary paperwork to authorize and complete the transaction. the Funds may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a signature guarantee.


Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased by check may be delayed until the check clears, which may take up to 10 business days from the date of your purchase.

RESTRICTIONS ON SALES

You may not be able to sell your shares of a Fund or a Fund may delay paying you the proceeds from a sale when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists.

SIGNATURE GUARANTEE -- CLASS A AND CLASS B SHARES

A signature guarantee is required under the following circumstances:

  - if your account address has changed within the last 10 business days, or

  - if the redemption check is made payable to anyone other than the registered shareholder, or

  - if the proceeds are sent to a bank account not previously designated or changed within the past 10 business days, or

  - if the proceeds are mailed to any address other than the address of record, or

  - if the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

         Buying, Selling and Exchanging Fund Shares

The Distributor reserves the right to require a signature guarantee in other circumstances, without notice.

CONTINGENT DEFERRED SALES CHARGE (CDSC) ON CLASS A AND CLASS B SHARES

You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The sales charge applies if your sale causes the value of Class B shares in your account to fall below the total amount of all purchases of Class B shares you made during the preceding six years. The sales charge is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. The amount of the sales charge will decrease as illustrated in the following chart:

                        1       2       3       4       5       6           7
     Sale within       year   years   years   years   years   years   years or more
-----------------------------------------------------------------------------------
Sales charge            5%      4%      3%      3%      2%      1%          0%

All purchases during the month are grouped together and will be treated as if made on the last day of the preceding month.

Under certain circumstances, employer-sponsored retirement plans investing in Class A shares without a sales charge and for which a finder's fee has been paid (other than those investing in the Funds through variable insurance products) may be charged a CDSC if shares are redeemed within three years after purchase. The CDSC will be 1% for the first year, 0.50% for the second year and 0.25% for the third year.

We do not impose a CDSC on Class A or Class B shares purchased through reinvested dividends and distributions. If you sell your Class B shares and reinvest the proceeds in Class B shares within 30 days, the Funds will deposit an amount equal to any CDSC you paid into your account. We will also waive the CDSC on Class B shares if you sell shares following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or a determination of disability, and for mandatory withdrawals from IRA accounts after age 70 1/2 years. For more information, see the SAI.

HOW TO PLACE YOUR SALE ORDER

You can request the sale of your Class A or Class B shares in any of the following ways described below. A signature guarantee may be required under certain circumstances. Please refer back to the section entitled "Signature Guarantee -- Class A and Class B shares" above. Eligible entities wishing to sell Institutional Service Class shares should contact the Distributor at 1-800-848-0920 for information regarding such sales.
BY TELEPHONE (NATIONWIDE FUNDS NOW). Calling 1-800-637-0012 connects you to our automated voice-response system, available 24 hours a day, seven days a week, for easy access to mutual fund information. You can sell shares and have the check mailed to your address of record, unless you declined this option on your application. Only the following types of accounts can use Nationwide Funds NOW to sell shares: Individual, Joint, Transfer on Death, Trust, and Uniform Gift/Transfer to Minor accounts. You can call 1-800-637-0012 after 7 p.m. Eastern Time to learn the day's closing share price.

CAPITAL GAINS TAXES If you sell Fund shares for more than you paid for them, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and Taxes -- Selling Fund Shares" on page 20.

THROUGH OUR CUSTOMER SERVICE LINE. Unless you declined the telephone redemption privileges on your application, you can call and request that a check payable to the shareholder of record be mailed to the address of record. You can sell shares of your IRA by telephone if we receive the proper forms. The distribution from an IRA will be subject to a mandatory 10% federal withholding tax, unless you inform us in writing not to withhold taxes. For additional information or to request the forms, please call the Customer Service line at 1-800-848-0920. The Funds will use procedures to confirm that telephone instructions are genuine. If a Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Fund will be held harmless for any loss, claims or liability arising from its compliance with the instructions. The Funds may record telephone instructions to sell shares. The Funds reserve the right to revoke this privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

BY BANK WIRE. The Funds can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application), unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the Funds written notice of its termination.) Your proceeds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE (ACH). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been received by the appropriate Fund. Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the Fund written notice of its termination.)

BY MAIL OR FAX. Write a letter to Nationwide Mutual Funds, P.O. Box 1492, Columbus, Ohio 43216-1492 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must include your date of birth and indicate whether or not you want the Funds to withhold federal income tax from your proceeds. Your sale of shares will be processed on the date the Funds receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next business day. The Funds reserve the right to require the original document if you fax your letter.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you have an account with such a broker, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or its designated intermediary. Your broker or financial intermediary may charge fee for this services.

ON-LINE. Log on to our website www.nationwidefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can receive information on all of our funds by downloading a prospectus or using other methods as well as information concerning your own personal accounts on-line. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to sell Fund shares on this website at any time, in which case you may continue to sell shares by mail, telephone or through an authorized broker as described in this Prospectus.

ACCOUNTS WITH LOW BALANCES

We may sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $250. Before the account is closed, we will give you notice and allow you 90 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts. This does not apply to Automatic Asset Accumulation accounts.

For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

         Buying, Selling and Exchanging Fund Shares

DISTRIBUTION PLAN

In addition to the sales charges which you may pay for Class A and Class B shares, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits the Class A and Class B shares of the Funds to compensate the Distributor for expenses associated with distributing such shares and providing shareholder services.

DISTRIBUTION AND SERVICE FEES

Under the Distribution Plan, Class A and Class B shares of the Funds pay the Distributor compensation which is accrued daily and paid monthly. Each Fund shall pay amounts not exceeding an annual amount of:

        FUND/CLASS               AS A % OF DAILY NET ASSETS
----------------------------------------------------------------
Class A shares               0.25% (distribution or service fee)
 ................................................................
Class B shares               1.00% (0.25% service fee)

Institutional Service Class shares pay no 12b-1 fees.

Because these fees are paid out of the Funds' assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

EXCHANGING SHARES
You can exchange the shares you own for shares of another Fund within Nationwide Funds (except the Nationwide Morley Capital Accumulation Fund) so long as they are the same class of shares, both accounts have the same owner, and your first purchase in the new fund meets the fund's minimum investment requirement.
For example, you can exchange Class A shares of any one of the Funds for Class
A shares of any other fund within the Nationwide Funds, but you cannot exchange Class A shares for Class B shares.

CAPITAL GAINS TAXES Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see "Distribution and Taxes -- Exchanging Fund Shares" on page 20.

Generally, there is no sales charge for exchanges of Class B or Institutional Service Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the Fund into which you are exchanging. If you exchange Prime Shares of the Nationwide Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Money Market Fund. If you exchange Class B shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Money Market Fund, the time you hold the shares in the Money Market Fund will not be counted for purposes of calculating any CDSC. If you then sell your Prime Shares of the Money Market Fund, you will pay the sales charge that would have been charged if the shares had been sold at the time they were originally exchanged into the Money Market Fund. If you exchange your Prime Shares of the Money Market Fund back into Class B (or certain Class A) shares, the time you held the Class B or Class A shares prior to the exchange will be counted for purposes of calculating the CDSC.

The Board of Trustees has approved holding a shareholder meeting for the Prestige Balanced and Prestige International Funds; at the meeting shareholders of each of these funds will be asked to approve its liquidation. Because it is anticipated that these funds will be liquidated shortly after shareholder approval is obtained, beginning March 1, 2001, you may no longer exchange into the Prestige Balanced or Prestige International Funds.

HOW TO PLACE YOUR EXCHANGE ORDER

You can request an exchange of shares in writing, by fax, by phone, or by on-line access (see "Buying Shares -- How to place your purchase order" on page 15 or the back cover for contact information). If you make your request in writing, please be sure all account holders sign the letter. Your exchange will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling Nationwide Funds NOW, our automated voice-response system, or by logging on to our website at www.nationwidefunds.com. You will have automatic exchange privileges unless you request not to on your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days' written notice to shareholders.

EXCESSIVE EXCHANGE ACTIVITY

The Trust reserves the right to reject any exchange request it believes will increase transaction costs, or otherwise adversely affect other shareholders. Specifically, exchange activity may be limited to 12 exchanges within a one year period or 1% of a Fund's NAV. A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

         DISTRIBUTIONS AND TAXES
The following information is provided to help you understand the income and capital gains you can earn when owning Fund shares, as well as the federal taxes you may have to pay on this income. For tax advice regarding your personal tax situation, please speak with your tax adviser.

DISTRIBUTIONS OF INCOME DIVIDENDS

Every quarter, the Funds distribute any available income dividends to shareholders. Income dividends are taxable to you as ordinary income for federal income tax purposes, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount of income dividends distributed to you will be reported in a Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividend-received deduction.

DISTRIBUTIONS OF CAPITAL GAINS

If a Fund has net realized capital gains at the end of the calendar year (meaning the gains from sales of securities exceed any losses from sales), it will distribute this capital gain to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. On Form 1099, we will report the amount of net short-term capital gains and net long-term capital gains distributed to you during the year. Currently, for individuals, long-term capital gains are taxed at a maximum rate of 20%; short-term capital gains are taxed as ordinary income, such as interest or dividends. For more information regarding capital gains tax rates, speak with your tax adviser.

REINVESTING DISTRIBUTIONS

All income and capital gains distributions will be reinvested in shares of the applicable Fund. You may request a payment in cash in writing if distributions are in excess of $5. You may be subject to tax on reinvested distributions. If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be cancelled and the money reinvested in a Fund as of the cancellation date. No interest is paid during the time the check is outstanding.

CHANGING YOUR DISTRIBUTION OPTION
If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.

You may be subject to federal backup withholding at a rate of 31% of each distribution unless you certify that the taxpayer identification number you gave us is correct, and that you are not subject to withholding. (We will, however, withhold taxes if the Internal Revenue Service notifies us that such certifications are not accurate, or as may otherwise be required under the Internal Revenue Code.)

STATE AND LOCAL TAXES

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser.

SELLING FUND SHARES

Selling Fund shares for more than you paid for them gives you a capital gain, which is subject to federal income tax. The amount of the tax depends on how long you held your shares. For individuals, long-term capital gains are currently taxed at a maximum rate of 20%; and short-term capital gains are taxed as ordinary income, such as interest or dividends. Capital gains from your sale of Fund shares is not reported on Form 1099; you or your tax adviser should keep track of your purchases, sales, and any resulting gain or loss.
If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you may have.

EXCHANGING FUND SHARES

Exchanging your shares of a Fund for another fund within the Nationwide Funds family is considered a sale for income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have capital gains, which are subject to the federal income taxes described above. If you exchange Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you may have.

         FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the life of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions and no sales charges). This information has been audited by KPMG LLP, whose report, along with the Funds' financial statements, are included in the Trust's annual report, which is available upon request.

                                                          PRESTIGE BALANCED FUND
                                          -------------------------------------------------------
                                                     PERIOD ENDED OCTOBER 31, 1999(a)
                                          -------------------------------------------------------
                                                                            INSTITUTIONAL SERVICE
                                          CLASS A SHARES   CLASS B SHARES      CLASS SHARES(e)
                                          --------------   --------------   ---------------------
NET ASSET VALUE -- BEGINNING OF PERIOD        $10.00           $10.00              $10.00
INVESTMENT ACTIVITIES:
  Net investment income                         0.22             0.13                0.22
  Net realized and unrealized gain              1.12             1.12                1.13
                                              ------           ------              ------
    Total investment activities                 1.34             1.25                1.35
                                              ------           ------              ------
DISTRIBUTIONS:
  Net investment income                        (0.21)           (0.05)              (0.22)
  Net realized gains                              --               --                  --
                                              ------           ------              ------
    Total distributions                        (0.21)           (0.05)              (0.22)
                                              ------           ------              ------
  Net increase in net asset value               1.13             1.20                1.13
                                              ------           ------              ------
NET ASSET VALUE -- END OF PERIOD              $11.13           $11.20              $11.13
                                              ======           ======              ======
Total Return (excluding sales charges)         13.47%(d)        12.54%(d)           13.62%(d)
RATIOS AND SUPPLEMENTAL DATA:
  Net Assets, end of period (000's)           $2,532           $2,107              $3,080
  Ratio of expenses to average net
    assets                                      1.10%(b)         1.85%(b)            0.95%(b)
  Ratio of expenses to average net
    assets(*)                                   3.44%(b)         4.25%(b)            3.30%(b)
  Ratio of net investment income to
    average net assets                          2.02%(b)         1.25%(b)            2.17%(b)
  Portfolio turnover rate(c)                  205.14%(d)       205.14%(d)          205.14%(d)

                                                          PRESTIGE BALANCED FUND
                                          -------------------------------------------------------
                                                        YEAR ENDED OCTOBER 31, 2000
                                          -------------------------------------------------------
                                                                            INSTITUTIONAL SERVICE
                                          CLASS A SHARES   CLASS B SHARES      CLASS SHARES(e)
                                          --------------   --------------   ---------------------
NET ASSET VALUE -- BEGINNING OF PERIOD        $11.13           $11.20              $11.13
INVESTMENT ACTIVITIES:
  Net investment income                         0.27             0.17                0.29
  Net realized and unrealized gain              0.26             0.29                0.27
                                              ------           ------              ------
    Total investment activities                 0.53             0.46                0.56
                                              ------           ------              ------
DISTRIBUTIONS:
  Net investment income                         0.26            (0.18)              (0.28)
  Net realized gains                           (0.20)           (0.20)              (0.20)
                                              ------           ------              ------
    Total distributions                        (0.46)           (0.38)              (0.48)
                                              ------           ------              ------
  Net increase in net asset value               0.07             0.08                0.08
                                              ------           ------              ------
NET ASSET VALUE -- END OF PERIOD              $11.20           $11.28              $11.21
                                              ======           ======              ======
Total Return (excluding sales charges)          4.86%            4.16%               5.09%
RATIOS AND SUPPLEMENTAL DATA:
  Net Assets, end of period (000's)           $3,566           $2,408              $4,136
  Ratio of expenses to average net
    assets                                      1.10%            1.85%               0.95%
  Ratio of expenses to average net
    assets(*)                                   2.82%            3.53%               2.56%
  Ratio of net investment income to
    average net assets                          2.40%            1.63%               2.56%
  Portfolio turnover rate(c)                  284.35%          284.35%             284.35%

---------------

*  Ratios calculated as if no fees were waived and/or expenses reimbursed.

(a) The Prestige Balanced Fund commenced operations on November 2, 1998.

(b) Annualized.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) Not annualized.

(e) Formerly known as Class Y.

         FINANCIAL HIGHLIGHTS

                                                        PRESTIGE INTERNATIONAL FUND
                                          -------------------------------------------------------
                                                    PERIOD ENDED OCTOBER 31, 1999(a)
                                          -------------------------------------------------------
                                                                            INSTITUTIONAL SERVICE
                                          CLASS A SHARES   CLASS B SHARES      CLASS SHARES(e)
                                          --------------   --------------   ---------------------
NET ASSET VALUE -- BEGINNING OF PERIOD       $ 10.00           $10.00              $10.00
INVESTMENT ACTIVITIES:
  Net investment income (loss)                  0.11             0.07                0.14
  Net realized and unrealized gain              1.62             1.90                1.61
                                             -------           ------              ------
    Total investment activities                 1.73             1.97                1.75
                                             -------           ------              ------
DISTRIBUTIONS:
  Net investment income                        (0.08)           (0.01)              (0.08)
  In excess of net investment income              --               --                  --
  Net realized gains                              --               --                  --
                                             -------           ------              ------
    Total distributions                        (0.08)           (0.01)              (0.08)
                                             -------           ------              ------
    Net increase (decrease) in net asset
      value                                     1.65             1.96                1.67
                                             -------           ------              ------
NET ASSET VALUE -- END OF PERIOD             $ 11.65           $11.96              $11.67
                                             =======           ======              ======
Total Return (excluding sales charges)         17.33%(d)        16.58%(d)           17.57%(d)
RATIOS AND SUPPLEMENTAL DATA:
  Net Assets, end of period (000's)          $13,862           $   59              $  669
  Ratio of expenses to average net
    assets                                      1.30%(b)         2.05%(b)            1.25%(b)
  Ratio of expenses to average net
    assets(*)                                   2.87%(b)         7.59%(b)            6.30%(b)
  Ratio of net investment income (loss)
    to average net assets                       0.59%(b)         0.62%(b)            1.40%(b)
  Portfolio turnover rate(c)                   27.72%(d)        27.72%(d)           27.72%(d)

                                                        PRESTIGE INTERNATIONAL FUND
                                          -------------------------------------------------------
                                                        YEAR ENDED OCTOBER 31, 2000
                                          -------------------------------------------------------
                                                                            INSTITUTIONAL SERVICE
                                          CLASS A SHARES   CLASS B SHARES      CLASS SHARES(e)
                                          --------------   --------------   ---------------------
NET ASSET VALUE -- BEGINNING OF PERIOD       $ 11.65           $11.96              $11.67
INVESTMENT ACTIVITIES:
  Net investment income (loss)                  0.05            (0.05)               0.06
  Net realized and unrealized gain             (0.54)           (0.48)              (0.55)
                                             -------           ------              ------
    Total investment activities                (0.49)           (0.53)              (0.49)
                                             -------           ------              ------
DISTRIBUTIONS:
  Net investment income                        (0.06)              --               (0.06)
  In excess of net investment income              --            (0.04)                 --
  Net realized gains                           (0.11)           (0.11)              (0.11)
                                             -------           ------              ------
    Total distributions                        (0.17)           (0.15)              (0.17)
                                             -------           ------              ------
    Net increase (decrease) in net asset
      value                                    (0.66)           (0.68)              (0.66)
                                             -------           ------              ------
NET ASSET VALUE -- END OF PERIOD             $ 10.99           $11.28              $11.01
                                             =======           ======              ======
Total Return (excluding sales charges)         (4.36)%          (4.57)%             (4.31)%
RATIOS AND SUPPLEMENTAL DATA:
  Net Assets, end of period (000's)          $15,405           $  179              $1,805
  Ratio of expenses to average net
    assets                                      1.30%            2.05%               1.25%
  Ratio of expenses to average net
    assets(*)                                   2.64%            4.50%               2.54%
  Ratio of net investment income (loss)
    to average net assets                       0.55%           (0.04)%              0.64%
  Portfolio turnover rate(c)                   69.01%           69.01%              69.01%

---------------

*  Ratios calculated as if no fees were waived and/or expenses reimbursed.

(a) The Prestige International Fund commenced operations on November 2, 1998.

(b) Annualized.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) Not annualized.

(e) Formerly known as Class Y.

INFORMATION FROM NATIONWIDE

Please read this Prospectus before you invest, and keep it with your records. The following documents contain additional information about the Funds. To obtain a document free of charge, contact us at the address or number listed below.

- Statement of Additional Information (incorporated by reference in this Prospectus)

- Annual Reports (which contain a discussion of the market conditions and investment strategies that significantly affected each Funds' performance) (as available)

- Semi-Annual Reports (as available)

FOR ADDITIONAL INFORMATION CONTACT:

Nationwide Family of Funds
P.O. Box 1492
Columbus, Ohio 43216-1492
(614) 428-3278 (fax)

Nationwide Logo

FOR INFORMATION, ASSISTANCE AND WIRE ORDERS:

1-800-848-0920 (toll free, 8 a.m.- 5 p.m. Eastern Time (Monday through Friday, except Thursday, when representatives are available between 9:30 a.m. and 5 p.m. Eastern Time.))

FOR 24-HOUR ACCOUNT ACCESS:

1-800-637-0012 (toll free)
Also, visit the Nationwide Family of Funds' website at www.nationwidefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

INVESTMENT COMPANY ACT FILE NO. 811-08495

NATIONWIDE FAMILY OF FUNDS
P.O. BOX 1492
COLUMBUS, OHIO 43216-1492

DC-3225-3/01

                       STATEMENT OF ADDITIONAL INFORMATION


                                  MARCH 1, 2001


                             NATIONWIDE MUTUAL FUNDS

Gartmore Growth Fund                                     Nationwide High Yield Bond Fund

Gartmore Total Return Fund                               Nationwide Bond Fund

Gartmore Millennium Growth Fund                          Nationwide Tax-Free Income Fund

Gartmore Growth 20 Fund                                  Nationwide Government Bond Fund

Gartmore Value Opportunities Fund                        Nationwide Long-Term U.S. Government Bond Fund

Nationwide Large Cap Value Fund                          Nationwide Morley Enhanced Income Fund

Gartmore Global Technology and                           Nationwide Morley Capital Accumulation Fund
   Communications Fund
                                                         Nationwide Money Market Fund

Gartmore Emerging Markets Fund                           Nationwide S&P 500 Index Fund

Gartmore International Growth Fund                       Nationwide Small Cap Index Fund

Gartmore Global Leaders Fund                             Nationwide Mid Cap Market Index Fund

Gartmore European Growth Fund                            Nationwide International Index Fund

Gartmore Global Small Companies Fund                     Nationwide Bond Index Fund

Gartmore OTC Fund                                        Nationwide Investor Destinations Aggressive Fund

Gartmore International Small Cap Growth Fund             Nationwide Investor Destinations Moderately Aggressive Fund

Nationwide Large Cap Growth Fund                         Nationwide Investor Destinations Moderate Fund

Nationwide Small Cap Fund                                Nationwide Investor Destinations Moderately Conservative Fund

Nationwide Growth Focus Fund                             Nationwide Investor Destinations Conservative Fund

Gartmore Global Health Sciences Fund

NorthPointe Small Cap Value Fund

Prestige Balanced Fund

Prestige International Fund


            Nationwide Mutual Funds (the "Trust") is a registered open-end investment company consisting of 39 series as of the date hereof. This Statement of Additional Information ("SAI") relates to all series of the Trust which are listed above (each, a "Fund" and collectively, the "Funds").

            This SAI is not a prospectus but is incorporated by reference into the Prospectuses for the Funds. It contains information in addition to and more detailed than that set forth in the Prospectuses and should be read in conjunction with the following Prospectuses:

                  - Gartmore Growth Fund (formerly the "Nationwide Growth Fund") and (Gartmore Growth 20 Fund (formerly the "Nationwide Focus Fund"), dated March 1, 2001;

                  - Gartmore Total Return Fund (formerly the "Nationwide Fund") dated March 1, 2001;

                  - Gartmore Millennium Growth Fund (formerly the "Nationwide Mid Cap Growth Fund") dated March 1, 2001;

                  - Gartmore Value Opportunities Fund (formerly the "Nationwide Value Opportunities Fund") dated March 1, 2001;

                  - Gartmore Emerging Markets Fund, Gartmore International Growth Fund, Gartmore Global Leaders Fund and Gartmore International Small Cap Growth Fund dated March 1, 2001;

                  - Gartmore Global Technology and Communications Fund (formerly the "Nationwide Global Technology and Communications Fund") dated March 1, 2001:

                  - Nationwide Large Cap Growth Fund (formerly the "Prestige Large Cap Growth Fund"), Nationwide Large Cap Value Fund (formerly the "Prestige Large Cap Value Fund") and Nationwide Small Cap Fund (formerly the "Prestige Small Cap Fund") dated March 1, 2001;

                  -        NorthPointe Small Cap Value Fund dated March 1, 2001;

                  - Nationwide High Yield Bond Fund, Nationwide Bond Fund, Nationwide Tax-Free Income Fund, Nationwide Government Bond Fund (formerly the "Nationwide Intermediate U.S. Government Bond Fund"), Nationwide Morley Enhanced Income Fund (formerly the "Morley Enhanced Income Fund") and Nationwide Money Market Fund dated March 1, 2001;

                  - Nationwide S&P 500 Index Fund, Nationwide Small Cap Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide International Index Fund and Nationwide Bond Index Fund dated March 1, 2001;

                  - Nationwide Morley Capital Accumulation Fund (formerly the "Morley Capital Accumulation Fund") dated March 1, 2001;

                  - Nationwide Investor Destinations Aggressive Fund (formerly the "Investor Destinations Aggressive Fund"), Nationwide Investor Destinations Moderate Fund (formerly the "Investor Destinations Moderate Fund"), Nationwide Investor Destinations Moderately Aggressive Fund (formerly the "Investor Destinations Moderately Aggressive Fund"), Nationwide Investor Destinations Moderately Conservative Fund (formerly the "Investor Destinations Moderately Conservative Fund") and Nationwide Investor Destinations Conservative Fund (formerly the "Investor Destinations Conservative Fund") (collectively, the "Investor Destinations Funds") dated March 1, 2001;

                  - Prestige International Fund and Prestige Balanced Fund dated March 1, 2001;

                  - Nationwide Long-Term U.S. Government Bond Fund dated March 1, 2001;

                  - Nationwide Growth Focus Fund, Gartmore Global Technology and Communications Fund and Nationwide Global Life Sciences Fund dated September 1, 2000;

                  - Gartmore Emerging Markets Fund, Gartmore International Growth Fund, Gartmore Global Leaders Fund, Gartmore European Growth Fund, and Gartmore Global Small Companies Fund dated September 1, 2000; and

                  - Gartmore OTC Fund and Gartmore International Small Cap Growth Fund dated December 27, 2000.

Shares of the Gartmore European Growth, Gartmore OTC Fund, Nationwide Growth Focus, Gartmore Global Health Sciences and Gartmore Global Small Companies Funds are not currently being offered to investors.

Shares of the Prestige International Fund and Prestige Bond Fund are no longer being offered to investors because the Board of Trustee recently considered and approved a proposal to liquidate and dissolve these Funds. This action will be implemented as soon as is practicable after March 1, 2001. Also, it is anticipated that the Nationwide Long-Term U.S. Government Bond Fund will be reorganized with and into the Nationwide Government Bond Fund (formerly the "Nationwide Intermediate U.S. Government Bond Fund"). Please see the appropriate prospectus for further detail about either one of these actions.

Terms not defined in this SAI have the meanings assigned to them in the Prospectuses.

The Prospectuses may be obtained from Nationwide Advisory Services, Inc., P.O. Box 1492, Columbus, Ohio 43216-1492, or by calling toll free 1-800-848-0920.

                                TABLE OF CONTENTS

                                                                                   PAGE
General Information and History.................................................      1
Additional Information on Portfolio Instruments and Investment Policies.........      1
Description of Portfolio Instruments and Investment Policies....................     12
Investment Restrictions.........................................................     57
Trustees and Officers of the Trust..............................................     60
Investment Advisory and Other Services..........................................     64
Brokerage Allocation............................................................     93
Additional Information on Purchases and Sales...................................    100
Valuation of Shares.............................................................    107
Investor Strategies.............................................................    110
Investor Privileges.............................................................    111
Investor Services...............................................................    114
Fund Performance Advertising....................................................    116
Additional Information..........................................................    122
Additional General Tax Information For All Funds................................    124
Major Shareholders..............................................................    135
Financial Statements............................................................    156
Appendix A - Bond Ratings.......................................................    157

                         GENERAL INFORMATION AND HISTORY

         Nationwide Mutual Funds (the "Trust"), formerly Nationwide Investing Foundation III ("NIF III"), is an open-end management investment company organized under the laws of Ohio by a Declaration of Trust, dated October 30, 1997, as subsequently amended. The Trust currently consists of 39 separate series, each with its own investment objective. Each of the Funds, except the S&P 500 Index, Gartmore Growth 20, Small Cap Index, Mid Cap Market Index, Bond Index, Prestige International and each of the Investor Destinations Funds, is a diversified fund as defined in the Investment Company Act of 1940.

              ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND
                              INVESTMENT POLICIES


THE INDEX FUNDS

         The Nationwide Small Cap Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide International Index Fund and Nationwide Bond Index Fund will be referred to herein, collectively, as the "Index Funds." Each of the Index Fund's investment objective is to provide investment results that, before expenses, seek to replicate the total return (i.e., the combination of capital changes and income) of a specified securities index. Each Fund will seek to achieve its objective by investing all of its assets in the series (collectively, the "Series," and each, a "Series") of Quantitative Master Series Trust that has the same investment objective as the Fund. Fund Asset Management is the investment adviser of each such series. Each Fund's investment experience will correspond directly to the investment experience of the respective Series in which it invests. All investments will be made at the level of the Series. There can be no assurance that the investment objectives of the Funds will be achieved.

         The Funds' investment objectives are not fundamental policies and may be changed by the Board of Trustees of the Trust without shareholder approval. The Trustees may also change the target index of any Index Fund if they consider that a different index would facilitate the management of the Fund in a manner which better enables the Fund to seek to replicate the total return of the market segment represented by the current index.

         Small Cap Index Fund. The investment objective of the Small Cap Index Fund is to match the performance of the Russell 2000(R) Index (the "Russell 2000") as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.

         The Fund seeks to achieve its investment objective by investing all of its assets in the Master Small Cap Series of Quantitative Master Series Trust ("Small Cap Series"), which has the same investment objective as the Fund.

         Mid Cap Market Index Fund. The investment objective of the Mid Cap Market Index Fund is to match the performance of the Standard & Poor's Mid Cap 400(R) Index (the "S&P 400") (1) as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.

--------
(1) "Standard & Poor's," "S&P," "S&P 400," "Standard & Poor's Mid Cap 400," and "400" are trademarks of The McGraw-Hill Companies, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and

         The Fund seeks to achieve its investment objective by investing all of its assets in the Master Mid Cap Series of Quantitative Master Series Trust ("Mid Cap Series"), which has the same investment objective as the Fund.

         Bond Index Fund. The investment objective of the Bond Index Fund is to match the performance of the Lehman Brothers Aggregate Bond Index (the "Aggregate Bond Index") as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.

         The Fund seeks to achieve its investment objective by investing all of its assets in the Master Aggregate Bond Series of Quantitative Master Series Trust ("Aggregate Bond Series"), which has the same investment objective as the Fund. The following supplements the information contained in the Prospectus regarding the investment policies of the Bond Index Fund.

         The Aggregate Bond Index is composed primarily of dollar-denominated investment grade bonds in the following classes: U.S. Treasury and agency securities, U.S. corporate bonds, foreign corporate bonds, foreign sovereign debt (debt securities issued or guaranteed by foreign governments and governmental agencies), supranational debt (debt securities issued by entities, such as the World Bank, constituted by the governments of several countries to promote economic development) and mortgage-backed securities with maturities greater than one year. Corporate bonds contained in the Aggregate Bond Index represent issuers from various industrial sectors.

         The Bond Index Fund may invest in U.S. Treasury bills, notes and bonds and other "full faith and credit" obligations of the U.S. Government. The Bond Index Fund may also invest in U.S. Government agency securities, which are debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. "Agency" securities may not be backed by the "full faith and credit" of the U.S. Government. U.S. Government agencies may include the Federal Farm Credit Bank, the Resolution Trust Corporation and the Government National Mortgage Association. "Agency" obligations are not explicitly guaranteed by the U.S. Government and so are perceived as somewhat riskier than comparable Treasury bonds.

         Because the Aggregate Bond Index is composed of investment grade bonds, the Bond Index Fund will invest in corporate bonds rated investment grade i.e., those rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P"), the equivalent by another nationally recognized statistical rating organization ("NRSRO") or, if unrated, of equal quality in the opinion of Fund Asset Management, L.P. as the investment advisor to the Series ("Fund Asset Management"). Corporate bonds ranked in the fourth highest rating category, while considered "investment grade," have more speculative characteristics and are more likely to be downgraded than securities rated in the three highest ratings categories. In the event that the rating of a security in the Bond Index Fund is lowered below Baa or BBB, the Bond Index Fund may continue to hold the security. Such securities rated below investment grade are considered to be speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Descriptions of the ratings of bonds are contained in the Appendix.

------------
Standard & Poor's makes no representation regarding the advisability of investing in the Fund. See "Additional Information Concerning the Indices" herein for more information.

         The Bond Index Fund may also invest in other instruments that "pass through" payments on such obligations, such as collateralized mortgage obligations ("CMOs").

         International Index Fund. The investment objective of the International Index Fund is to match the performance of the Morgan Stanley Capital International EAFE(R) Capitalization Weighted Index (the "EAFE Index") as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.

         The Fund seeks to achieve its investment objective by investing all of its assets in the Master International (Capitalization Weighted) Series of Quantitative Master Series Trust ("International Series"), which has the same investment objective as the Fund.

         About Indexing. The Index Funds are not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, each Index Fund, utilizing essentially a "passive" or "indexing" investment approach, seeks to replicate, before each Fund's expenses (which can be expected to reduce the total return of the Fund), the total return of its respective index.

         Indexing and Managing the Funds. Each Index Fund will be substantially invested in securities in the applicable index, and will invest at least 80% of its assets in securities or other financial instruments which are contained in or correlated with securities in the applicable index (equity securities, in the case of the Small Cap Index Fund, Mid Cap Market Index Fund and International Index Fund, and fixed-income securities in the case of the Bond Index Fund).

         Because each Index Fund seeks to replicate the total return of its respective index, generally Fund Asset Management will not attempt to judge the merits of any particular security as an investment but will seek only to replicate the total return of the securities in the relevant index. However, Fund Asset Management may omit or remove a security which is included in an index from the portfolio of an Index Fund if, following objective criteria, Fund Asset Management judges the security to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions.

         Fund Asset Management, the investment adviser for each of the series, may acquire certain financial instruments based upon individual securities or based upon or consisting of one or more baskets of securities (which basket may be based upon a target index). Certain of these instruments may represent an indirect ownership interest in such securities or baskets. Others may provide for the payment to an Index Fund or by an Index Fund of amounts based upon the performance (positive, negative or both) of a particular security or basket. Fund Asset Management will select such instruments when it believes that the use of the instrument will correlate substantially with the expected total return of a target security or index. In connection with the use of such instruments, Fund Asset Management may enter into short sales in an effort to adjust the weightings of particular securities represented in the basket to more accurately reflect such securities, weightings in the target index.

         The ability of each Index Fund to satisfy its investment objective depends to some extent on Fund Asset Management's ability to manage cash flow (primarily from purchases and redemptions and distributions from the Fund's investments). Fund Asset Management will make investment changes to an Index Fund's portfolio to accommodate cash flow while continuing to seek to replicate the total return of the Series' target index. Investors should also be aware that the investment performance of each index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing, and any incremental operating costs (e.g., transfer agency, accounting) that will be borne by the Funds. Finally, since each Index Fund seeks to replicate the total return of its target index, Fund Asset Management generally will not attempt to judge the merits of any particular security as an investment.

         Each Index Fund's ability to replicate the total return of its respective index may be affected by, among other things, transaction costs, administration and other expenses incurred by the Fund, taxes (including foreign withholding taxes, which will affect the International Index Fund and the Bond Index Fund due to foreign tax withholding practices), changes in either the composition of the index or the assets of a Fund, and the timing and amount of Series investor contributions and withdrawals, if any. In addition, each Index Fund's total return will be affected by incremental operating costs (e.g., transfer agency, accounting) that will be borne by the Fund. Under normal circumstances, it is anticipated that each Index Fund's total return over periods of one year and longer will, on a gross basis and before taking into account expenses (incurred at either the Series or the Fund level) be within 100 basis points (a basis point is one one-hundredth of one percent (0.01%) for the Small Cap Index Fund, 50 basis points for the Mid Cap Market Index Fund, 50 basis points for the International Index Fund, and 50 basis points for the Bond Index Fund, of the total return of the applicable indices. There can be no assurance, however, that these levels of correlation will be achieved. In the event that this correlation is not achieved over time, the Trustees will consider alternative strategies for the Funds. Information regarding correlation of an Index Fund's performance to that of a target index will be reported in the Funds' annual report.

THE INVESTOR DESTINATIONS FUNDS

         Each of the Investor Destinations Funds is a "fund of funds," which means that each Fund invests primarily in other mutual funds. The Prospectus for the Investor Destinations Funds discusses the investment objectives and strategies for each Investor Destinations Fund and explains the types of underlying mutual funds (the "Underlying Funds") that each Investor Destinations Fund may invest in. Underlying Funds invest in stocks, bonds and other securities and reflect varying amounts of potential investment risk and reward. Each of the Investor Destinations Funds allocates its assets among the different Underlying Funds and - except for the Aggressive Fund currently - the Nationwide contract (described in detail below). Periodically, each Investor Destinations Fund will adjust its asset allocation within predetermined ranges to ensure broad diversification and to adjust to changes in market conditions. However, as a general matter, there will not be large, sudden changes in an Investor Destinations Fund's asset allocation.

         The following is a list of the mutual funds that are part of the Nationwide group of funds (the "Nationwide funds") that the Investor Destinations Funds may currently invest in. This list may be updated from time to time. As described below, VMF has employed a subadviser for the Nationwide S&P 500 Index Fund. Each of these Funds is described in this SAI and their respective Prospectuses.

-        Nationwide International Index Fund

-        Nationwide Small Cap Index Fund

-        Nationwide Mid Cap Market Index Fund

-        Nationwide Bond Index Fund

-        Nationwide S&P 500 Index Fund

-        Nationwide Morley Enhanced Income Fund

-        Nationwide Money Market Fund


ALL FUNDS

         The Funds invest in a variety of securities and employ a number of investment techniques that involve certain risks. The Prospectuses for the Funds highlight the principal investment strategies, investment techniques and risks. This SAI contains additional information regarding both the principal and non-principal investment strategies of the Funds. The following table sets forth additional information concerning permissible investments and techniques for each of the Funds. A "Y" in the table indicates that the Fund may invest in or follow the corresponding instrument or technique. An empty box indicates that the Fund does not intend to invest in or follow the corresponding instrument or technique.

         With respect to the Index and Investor Destinations Funds, this Statement of Additional Information, like the Prospectus for the Funds, uses the term "Fund" to include the underlying Series or Underlying Funds in which the Funds invest. Please review the discussions in the Prospectuses for further information regarding the investment objectives and policies of each Fund, including their respective underlying Series or Fund.

                                                                                               Nation    Nation
                                                                                               -wide      -wide    Nation    Nation
                                                                          Gartmore   Nation     Tax      Govern    -wide     -wide
                                                               Gartmore    Total      -wide     Free      -ment    Money     S&P 500
         TYPE OF INVESTMENT OR TECHNIQUE                        Growth     Return     Bond     Income     Bond     Market     Index
U.S. common stocks                                                 Y          Y         Y                                       Y

Preferred stocks                                                   Y          Y         Y

Small company stocks                                               Y          Y         Y

Special situation companies                                        Y                                                            Y

Illiquid securities                                                Y          Y         Y         Y         Y         Y

Restricted securities                                              Y          Y         Y         Y         Y         Y

When-issued / delayed-delivery securities                          Y          Y         Y         Y         Y         Y         Y

Investment companies                                               Y          Y         Y         Y         Y         Y         Y

Real estate investment trusts (REITS)                                                                                           Y

Securities of foreign issuers                                      Y          Y         Y                             Y         Y

Depository receipts                                                Y          Y

Securities from developing countries/emerging markets

Convertible securities                                             Y          Y         Y

Long-term debt when originally issued, but with 397
  days or less remaining to maturity                                                    Y         Y         Y         Y

Short-term debt                                                    Y          Y         Y         Y         Y         Y         Y

Floating and variable rate securities                              Y          Y         Y         Y         Y         Y

Zero coupon securities                                                                  Y         Y         Y

Pay-in-kind bonds                                                                       Y

Deferred payment securities                                                             Y

Non-investment grade debt                                                               Y         Y

Loan participations and assignments                                                     Y                             Y

Sovereign debt (foreign) (denominated in U.S. $)                                        Y                             Y

Foreign commercial paper (denominated in U.S. $)                                                                      Y

Duration                                                                                Y                   Y

U.S. Government securities                                         Y          Y         Y         Y         Y         Y         Y

Money market instruments                                           Y          Y         Y         Y         Y         Y         Y



                                                                         Nation                Nation     Nation   Nation
                                                                          -wide    Nation       -wide      -wide    -wide
                                                            Gartmore       High     -wide      Global      Small   Mid Cap
                                                              Value       Yield    Growth      Health       Cap     Market
         TYPE OF INVESTMENT OR TECHNIQUE                 Opportunities     Bond     Focus     Sciences     Index    Index
U.S. common stocks                                              Y            Y        Y           Y          Y        Y

Preferred stocks                                                Y            Y        Y           Y

Small company stocks                                                         Y        Y           Y          Y

Special situation companies                                     Y            Y        Y           Y          Y        Y

Illiquid securities                                             Y            Y        Y           Y          Y        Y

Restricted securities                                           Y            Y        Y           Y          Y        Y

When-issued / delayed-delivery securities                       Y            Y        Y                      Y        Y

Investment companies                                            Y            Y        Y           Y

Real estate investment trusts (REITS)                           Y            Y        Y           Y          Y        Y

Securities of foreign issuers                                   Y            Y        Y           Y

Depository receipts                                             Y            Y        Y           Y

Securities from developing countries/emerging markets           Y            Y        Y           Y

Convertible securities                                          Y            Y        Y           Y

Long-term debt when originally issued, but with 397
  days or less remaining to maturity                                         Y

Short-term debt                                                 Y            Y        Y           Y          Y        Y

Floating and variable rate securities                           Y            Y        Y           Y

Zero coupon securities                                                       Y

Pay-in-kind bonds                                                            Y

Deferred payment securities                                                  Y

Non-investment grade debt                                                    Y

Loan participations and assignments                                          Y

Sovereign debt (foreign) (denominated in U.S. $)                             Y

Foreign commercial paper (denominated in U.S. $)                             Y

Duration

U.S. Government securities                                      Y            Y        Y           Y          Y        Y

Money market instruments                                        Y            Y        Y           Y          Y        Y


                                                                Nation
                                                                 -wide    Nation
                                                                 Inter     -wide
                                                               -national    Bond
         TYPE OF INVESTMENT OR TECHNIQUE                         Index     Index
U.S. common stocks

Preferred stocks

Small company stocks

Special situation companies

Illiquid securities                                                Y         Y

Restricted securities                                              Y         Y

When-issued / delayed-delivery securities                          Y         Y

Investment companies

Real estate investment trusts (REITS)                              Y

Securities of foreign issuers                                      Y         Y

Depository receipts                                                Y

Securities from developing countries/emerging markets

Convertible securities

Long-term debt when originally issued, but with 397
  days or less remaining to maturity                                         Y

Short-term debt                                                    Y         Y

Floating and variable rate securities                                        Y

Zero coupon securities

Pay-in-kind bonds

Deferred payment securities

Non-investment grade debt

Loan participations and assignments

Sovereign debt (foreign) (denominated in U.S. $)                             Y

Foreign commercial paper (denominated in U.S. $)

Duration

U.S. Government securities                                         Y         Y

Money market instruments                                           Y         Y

                                                             Nationwide      Nationwide      Nationwide      Nationwide
                                                               Large           Large           Small           Morley
                                                                Cap             Cap             Cap            Capital
                                                               Value           Growth                        Accumulation

         TYPE OF INVESTMENT OR TECHNIQUE
U.S. common stocks                                                Y               Y               Y
Preferred stocks                                                  Y               Y
Small company stocks                                              Y               Y               Y
Special situation companies                                       Y               Y               Y
Illiquid securities                                               Y               Y               Y               Y
Restricted securities                                             Y               Y               Y               Y
When-issued/delayed-delivery securities                           Y               Y               Y               Y
Investment companies                                              Y               Y               Y
Real estate investment trusts (REITS)                                             Y               Y
Securities of foreign issuers                                     Y               Y               Y               Y
Depository receipts                                               Y               Y               Y
Securities from developing countries/emerging markets
Convertible securities                                            Y               Y               Y
Long-term debt when originally issued but with 397
  days or less remaining to maturity                              Y               Y               Y
Short-term debt                                                   Y               Y               Y               Y
Floating and variable rate securities                             Y               Y               Y               Y
Zero coupon securities                                                            Y                               Y
Pay-in-kind bonds
Deferred payment securities                                       Y               Y
Non-investment grade debt
Loan participations and assignments                               Y
Sovereign debt (foreign) (denominated in U.S. $)                  Y               Y               Y               Y
Foreign commercial paper (denominated in U.S. $)
Duration                                                                                                          Y
U.S. Government securities                                        Y               Y               Y               Y
Money market instruments                                          Y               Y               Y               Y


                                                             Nationwide                         Nationwide       Nationwide
                                                               Morley         NorthPointe        Investor         Investor
                                                              Enhanced         Small Cap       Destinations     Destination
                                                               Income            Value          Aggressive       Moderately
                                                                                                                 Aggressive
         TYPE OF INVESTMENT OR TECHNIQUE
U.S. common stocks                                                                  Y               Y                 Y
Preferred stocks                                                                    Y
Small company stocks                                                                Y               Y                 Y
Special situation companies                                                         Y               Y                 Y
Illiquid securities                                               Y                 Y               Y                 Y
Restricted securities                                             Y                 Y               Y                 Y
When-issued/delayed-delivery securities                           Y                 Y               Y                 Y
Investment companies                                              Y                 Y               Y                 Y
Real estate investment trusts (REITS)                                               Y
Securities of foreign issuers                                     Y                 Y               Y                 Y
Depository receipts                                                                 Y               Y                 Y
Securities from developing countries/emerging markets                               Y
Convertible securities                                                              Y
Long-term debt when originally issued but with 397
  days or less remaining to maturity                              Y                                 Y                 Y
Short-term debt                                                   Y                 Y               Y                 Y
Floating and variable rate securities                             Y                 Y               Y                 Y
Zero coupon securities                                            Y
Pay-in-kind bonds
Deferred payment securities
Non-investment grade debt
Loan participations and assignments
Sovereign debt (foreign) (denominated in U.S. $)                  Y                                 Y                 Y
Foreign commercial paper (denominated in U.S. $)                                                    Y                 Y
Duration                                                          Y                                                   Y
U.S. Government securities                                        Y                 Y               Y                 Y
Money market instruments                                          Y                 Y               Y                 Y



                                                               Nationwide       Nationwide       Nationwide       Gartmore
                                                                Investor         Investor         Investor       Millennium
                                                              Destinations     Destinations     Destinations       Growth
                                                                Moderate        Moderately      Conservative
                                                                               Conservative
         TYPE OF INVESTMENT OR TECHNIQUE
U.S. common stocks                                                  Y                Y               Y                Y
Preferred stocks                                                                                                      Y
Small company stocks                                                Y                Y                                Y
Special situation companies                                         Y                Y               Y                Y
Illiquid securities                                                 Y                Y               Y                Y
Restricted securities                                               Y                Y               Y                Y
When-issued/delayed-delivery securities                             Y                Y               Y                Y
Investment companies                                                Y                Y               Y                Y
Real estate investment trusts (REITS)
Securities of foreign issuers                                       Y                Y               Y                Y
Depository receipts                                                 Y                Y               Y                Y
Securities from developing countries/emerging markets
Convertible securities                                                                                                Y
Long-term debt when originally issued but with 397
  days or less remaining to maturity                                Y                Y               Y
Short-term debt                                                     Y                Y               Y                Y
Floating and variable rate securities                               Y                Y               Y                Y
Zero coupon securities
Pay-in-kind bonds
Deferred payment securities
Non-investment grade debt
Loan participations and assignments
Sovereign debt (foreign) (denominated in U.S. $)                    Y                Y               Y
Foreign commercial paper (denominated in U.S. $)                    Y                Y               Y
Duration                                                            Y                Y               Y
U.S. Government securities                                          Y                Y               Y                Y
Money market instruments                                            Y                Y               Y                Y



                                                              Gartmore      Gartmore        Gartmore
                                                               Global       Emerging     International
                                                             Technology     Markets          Growth


         TYPE OF INVESTMENT OR TECHNIQUE
U.S. common stocks                                                 Y
Preferred stocks                                                   Y            Y              Y
Small company stocks                                               Y            Y              Y
Special situation companies                                        Y            Y              Y
Illiquid securities                                                Y            Y              Y
Restricted securities                                              Y            Y              Y
When-issued/delayed-delivery securities
Investment companies                                               Y
Real estate investment trusts (REITS)                              Y            Y              Y
Securities of foreign issuers                                      Y            Y              Y
Depository receipts                                                Y            Y              Y
Securities from developing countries/emerging markets              Y            Y              Y
Convertible securities                                             Y            Y              Y
Long-term debt when originally issued but with 397
  days or less remaining to maturity
Short-term debt                                                    Y            Y              Y
Floating and variable rate securities
Zero coupon securities
Pay-in-kind bonds
Deferred payment securities
Non-investment grade debt
Loan participations and assignments
Sovereign debt (foreign) (denominated in U.S. $)                                Y              Y
Foreign commercial paper (denominated in U.S. $)                                Y              Y
Duration                                                                        Y              Y
U.S. Government securities                                         Y            Y              Y
Money market instruments                                           Y            Y              Y

                                                                         Gartmore     Gartmore      Gartmore
                                                                          Global      European       Global
                                                                          Leaders      Growth        Small        Gartmore
                                                                                                   Companies        OTC

         TYPE OF INVESTMENT OR TECHNIQUE
U.S. common stocks                                                          Y             Y            Y              Y
Preferred stocks                                                            Y             Y            Y              Y
Small company stocks                                                        Y             Y            Y              Y
Special situation companies                                                 Y             Y            Y              Y
Illiquid securities                                                         Y             Y            Y              Y
Restricted securities                                                       Y             Y            Y              Y
When-issued / delayed-delivery securities                                   Y             Y            Y              Y
Investment companies
Real estate investment trusts (REITS)                                       Y             Y            Y              Y
Securities of foreign issuers                                               Y             Y            Y              Y
Depository receipts                                                         Y             Y            Y              Y
Securities from developing countries/emerging markets                       Y             Y            Y              Y
Convertible securities                                                      Y             Y            Y              Y
Long-term debt when originally issued, but with 397
   days or less remaining to maturity
Short-term debt                                                             Y             Y            Y              Y
Floating and variable rate securities
Zero coupon securities
Pay-in-kind bonds
Deferred payment securities
Non-investment grade debt
Loan participations and assignments
Sovereign debt (foreign) (denominated in U.S. $)                            Y             Y            Y              Y
Foreign commercial paper (denominated in U.S. $)                            Y             Y            Y              Y
Duration                                                                    Y             Y            Y              Y
U.S. Government securities                                                  Y             Y            Y              Y
Money market instruments                                                    Y             Y            Y              Y


                                                            Gartmore       Gartmore    Long-Term       Prestige        Prestige
                                                          International     Growth        U.S.         Balanced      International
                                                              Small           20       Government
                                                               Cap                       Bond
                                                              Growth
         TYPE OF INVESTMENT OR TECHNIQUE
U.S. common stocks                                              Y              Y                           Y
Preferred stocks                                                Y              Y                           Y
Small company stocks                                            Y              Y                           Y               Y
Special situation companies                                     Y              Y                           Y               Y
Illiquid securities                                             Y              Y           Y               Y               Y
Restricted securities                                           Y              Y           Y               Y               Y
When-issued / delayed-delivery securities                       Y              Y           Y               Y               Y
Investment companies                                                           Y           Y               Y               Y
Real estate investment trusts (REITS)                           Y                                          Y
Securities of foreign issuers                                   Y              Y                           Y               Y
Depository receipts                                             Y              Y                           Y               Y
Securities from developing countries/emerging markets           Y              Y                           Y
Convertible securities                                          Y              Y                           Y               Y
Long-term debt when originally issued, but with 397
   days or less remaining to maturity                                          Y           Y               Y               Y
Short-term debt                                                 Y              Y           Y               Y               Y
Floating and variable rate securities                                          Y           Y               Y               Y
Zero coupon securities                                                                     Y               Y
Pay-in-kind bonds                                                                                          Y
Deferred payment securities                                                                                Y               Y
Non-investment grade debt                                                      Y                           Y
Loan participations and assignments                                                                        Y
Sovereign debt (foreign) (denominated in U.S. $)                Y                                          Y               Y
Foreign commercial paper (denominated in U.S. $)                Y                                                          Y
Duration                                                        Y                          Y               Y
U.S. Government securities                                      Y              Y           Y               Y               Y
Money market instruments                                        Y              Y           Y               Y               Y

                                                                                               Nation    Nation
                                                                                               -wide      -wide    Nation    Nation
                                                                          Gartmore   Nation     Tax      Govern    -wide     -wide
                                                               Gartmore    Total      -wide     Free      -ment    Money     S&P 500
         TYPE OF INVESTMENT OR TECHNIQUE                        Growth     Return     Bond     Income     Bond     Market     Index
Mortgage-backed securities                                                             Y                    Y
Stripped mortgage securities                                                           Y                    Y
Collateralized mortgage obligations                                                    Y                    Y
Mortgage dollar rolls
Asset-backed securities                                            Y          Y        Y          Y         Y        Y
Bank and/or Savings and Loan obligations                           Y          Y        Y          Y         Y        Y          Y
Repurchase agreements                                              Y          Y        Y          Y         Y        Y          Y
Reverse repurchase agreements
Warrants                                                           Y          Y
Futures                                                            Y          Y                                                 Y
Options                                                            Y          Y        Y          Y                             Y
Foreign currencies
Forward currency contracts                                         Y          Y                                                 Y
Borrowing money                                                    Y          Y        Y          Y         Y        Y          Y
Lending portfolio securities                                       Y          Y        Y          Y         Y        Y          Y
Short sales                                                                                                                     Y
Participation Interests
Swap Agreements
Wrap Contracts
Indexed securities                                                 Y          Y                                                 Y
Strip Bonds                                                                            Y
Put Bonds                                                                              Y          Y
Private Activity and Industrial Development Bonds
Custodial Receipts
Nationwide Contract
Extendable Commercial Notes                                                                                          Y
Standby Commitment Agreements



                                                                               Nation                Nation     Nation    Nation
                                                                                -wide    Nation       -wide      -wide     -wide
                                                                  Gartmore       High     -wide      Global      Small    Mid Cap
                                                                    Value       Yield    Growth      Health       Cap      Market
         TYPE OF INVESTMENT OR TECHNIQUE                       Opportunities     Bond     Focus     Sciences     Index     Index
Mortgage-backed securities                                                        Y
Stripped mortgage securities                                                      Y
Collateralized mortgage obligations                                               Y
Mortgage dollar rolls                                                             Y        Y
Asset-backed securities                                                           Y
Bank and/or Savings and Loan obligations                              Y           Y        Y            Y           Y        Y
Repurchase agreements                                                 Y           Y        Y            Y           Y        Y
Reverse repurchase agreements                                                     Y        Y
Warrants                                                              Y           Y        Y
Futures                                                               Y           Y        Y            Y           Y        Y
Options                                                               Y           Y        Y                        Y        Y
Foreign currencies                                                                Y        Y            Y
Forward currency contracts                                            Y           Y        Y            Y
Borrowing money                                                       Y           Y        Y            Y           Y        Y
Lending portfolio securities                                          Y           Y        Y            Y           Y        Y
Short sales                                                                       Y        Y                        Y        Y
Participation Interests                                                           Y
Swap Agreements                                                                   Y                                 Y        Y
Wrap Contracts
Indexed securities                                                                                                  Y        Y
Strip Bonds                                                                       Y
Put Bonds                                                                         Y
Private Activity and Industrial Development Bonds                                 Y
Custodial Receipts                                                                Y
Nationwide Contract
Extendable Commercial Notes
Standby Commitment Agreements

                                                                Nation
                                                                 -wide    Nation
                                                                 Inter     -wide
                                                               -national    Bond
         TYPE OF INVESTMENT OR TECHNIQUE                         Index     Index
Mortgage-backed securities                                                    Y
Stripped mortgage securities
Collateralized mortgage obligations                                           Y
Mortgage dollar rolls                                                         Y
Asset-backed securities
Bank and/or Savings and Loan obligations                            Y         Y
Repurchase agreements                                               Y         Y
Reverse repurchase agreements
Warrants
Futures                                                             Y         Y
Options                                                             Y         Y
Foreign currencies                                                  Y
Forward currency contracts                                          Y
Borrowing money                                                     Y         Y
Lending portfolio securities                                        Y         Y
Short sales                                                         Y         Y
Participation Interests
Swap Agreements                                                     Y         Y
Wrap Contracts
Indexed securities                                                  Y         Y
Strip Bonds
Put Bonds
Private Activity and Industrial Development Bonds
Custodial Receipts
Nationwide Contract
Extendable Commercial Notes
Standby Commitment Agreements                                                 Y

                                                        Nationwide      Nationwide      Nationwide      Nationwide        Nationwide
                                                          Large           Large           Small           Morley            Morley
                                                           Cap             Cap             Cap            Capital          Enhanced
                                                          Value           Growth                        Accumulation        Income

          TYPE OF INVESTMENT OR TECHNIQUE
Mortgage-backed securities                                                                                  Y                 Y
Stripped mortgage securities                                                                                                  Y
Collateralized mortgage obligations                                                                         Y                 Y
Mortgage dollar rolls                                                                                       Y                 Y
Asset-backed securities                                                                                     Y                 Y
Bank and/or Savings and Loan obligations                    Y                Y              Y               Y                 Y
Repurchase agreements                                       Y                Y              Y               Y                 Y
Reverse repurchase agreements                                                               Y               Y                 Y
Warrants                                                    Y                Y              Y
Futures                                                     Y                Y              Y                                 Y
Options                                                     Y                Y              Y                                 Y
Foreign currencies                                          Y                Y
Forward currency contracts                                  Y                Y              Y
Borrowing money                                             Y                Y              Y               Y                 Y
Lending portfolio securities                                Y                Y              Y               Y                 Y
Short sales
Participation Interests
Swap Agreements                                                              Y                              Y
Wrap Contracts                                                                                              Y                 Y
Indexed securities
Strip Bonds
Put Bonds
Private Activity and Industrial Development Bonds
Custodial Receipts
Nationwide Contract
Extendable Commercial Notes
Standby Commitment Agreements




                                                                       Nationwide       Nationwide      Nationwide       Nationwide
                                                        NorthPointe     Investor         Investor        Investor         Investor
                                                         Small Cap    Destinations     Destination     Destinations     Destinations
                                                           Value       Aggressive       Moderately       Moderate        Moderately
                                                                                        Aggressive                      Conservative
          TYPE OF INVESTMENT OR TECHNIQUE
Mortgage-backed securities                                                 Y                   Y            Y                   Y
Stripped mortgage securities
Collateralized mortgage obligations                                        Y                   Y            Y                   Y
Mortgage dollar rolls                                                      Y                   Y            Y                   Y
Asset-backed securities
Bank and/or Savings and Loan obligations                     Y             Y                   Y            Y                   Y
Repurchase agreements                                        Y             Y                   Y            Y                   Y
Reverse repurchase agreements
Warrants                                                     Y
Futures                                                      Y             Y                   Y            Y                   Y
Options                                                      Y             Y                   Y            Y                   Y
Foreign currencies                                           Y             Y                   Y            Y                   Y
Forward currency contracts                                   Y             Y                   Y            Y                   Y
Borrowing money                                              Y             Y                   Y            Y                   Y
Lending portfolio securities                                 Y             Y                   Y            Y                   Y
Short sales                                                                Y                   Y            Y                   Y
Participation Interests
Swap Agreements                                                            Y                   Y            Y                   Y
Wrap Contracts                                                             Y                   Y            Y                   Y
Indexed securities                                                         Y                   Y            Y                   Y
Strip Bonds
Put Bonds
Private Activity and Industrial Development Bonds
Custodial Receipts
Nationwide Contract                                                        Y                   Y            Y                   Y
Extendable Commercial Notes
Standby Commitment Agreements



                                                             Nationwide       Gartmore       Gartmore      Gartmore
                                                              Investor       Millennium       Global       Emerging
                                                            Destinations       Growth       Technology     Markets
                                                            Conservative

          TYPE OF INVESTMENT OR TECHNIQUE
Mortgage-backed securities                                       Y
Stripped mortgage securities
Collateralized mortgage obligations                              Y
Mortgage dollar rolls                                            Y
Asset-backed securities                                                           Y
Bank and/or Savings and Loan obligations                         Y                Y               Y           Y
Repurchase agreements                                            Y                Y               Y           Y
Reverse repurchase agreements                                                                     Y
Warrants                                                                          Y                           Y
Futures                                                          Y                Y               Y           Y
Options                                                          Y                Y               Y           Y
Foreign currencies                                               Y                                Y           Y
Forward currency contracts                                       Y                Y               Y           Y
Borrowing money                                                  Y                Y               Y           Y
Lending portfolio securities                                     Y                Y               Y           Y
Short sales                                                      Y                                Y           Y
Participation Interests
Swap Agreements                                                  Y
Wrap Contracts                                                   Y
Indexed securities                                               Y
Strip Bonds
Put Bonds
Private Activity and Industrial Development Bonds
Custodial Receipts
Nationwide Contract                                              Y
Extendable Commercial Notes
Standby Commitment Agreements



                                                           Gartmore
                                                        International
                                                            Growth


          TYPE OF INVESTMENT OR TECHNIQUE
Mortgage-backed securities
Stripped mortgage securities
Collateralized mortgage obligations
Mortgage dollar rolls
Asset-backed securities
Bank and/or Savings and Loan obligations                       Y
Repurchase agreements                                          Y
Reverse repurchase agreements
Warrants                                                       Y
Futures                                                        Y
Options                                                        Y
Foreign currencies                                             Y
Forward currency contracts                                     Y
Borrowing money                                                Y
Lending portfolio securities                                   Y
Short sales                                                    Y
Participation Interests
Swap Agreements
Wrap Contracts
Indexed securities
Strip Bonds
Put Bonds
Private Activity and Industrial Development Bonds
Custodial Receipts
Nationwide Contract
Extendable Commercial Notes
Standby Commitment Agreements

                                                        Gartmore     Gartmore   Gartmore                 Gartmore       Gartmore
                                                         Global      European    Global                International     Growth
                                                         Leaders      Growth     Small     Gartmore        Small           20
                                                                                companies     OTC           Cap
                                                                                                           Growth
          TYPE OF INVESTMENT OR TECHNIQUE
Mortgage-backed securities                                                                                                 Y
Stripped mortgage securities
Collateralized mortgage obligations
Mortgage dollar rolls
Asset-backed securities                                                                                                    Y
Bank and/or Savings and Loan obligations                    Y           Y           Y        Y                 Y           Y
Repurchase agreements                                       Y           Y           Y        Y                 Y           Y
Reverse repurchase agreements
Warrants                                                    Y           Y           Y        Y                 Y           Y
Futures                                                     Y           Y           Y        Y                 Y           Y
Options                                                     Y           Y           Y        Y                 Y           Y
Foreign currencies                                          Y           Y           Y        Y                 Y           Y
Forward currency contracts                                  Y           Y           Y        Y                 Y           Y
Borrowing money                                             Y           Y           Y        Y                 Y           Y
Lending portfolio securities                                Y           Y           Y        Y                 Y           Y
Short sales                                                 Y           Y           Y
Participation Interests
Swap Agreements                                                                              Y                 Y
Wrap Contracts
Indexed securities
Strip Bonds
Put Bonds
Private Activity and Industrial Development Bond
Custodial Receipts
Nationwide Contract
Extendable Commercial Notes
Standby Commitment Agreements


                                                        Long-Term    Prestige        Prestige
                                                           U.S.      Balanced      International
                                                        Government
                                                          Bond

          TYPE OF INVESTMENT OR TECHNIQUE
Mortgage-backed securities                                 Y              Y
Stripped mortgage securities                               Y              Y
Collateralized mortgage obligations                        Y              Y
Mortgage dollar rolls                                                     Y
Asset-backed securities                                    Y              Y
Bank and/or Savings and Loan obligations                   Y              Y              Y
Repurchase agreements                                      Y              Y              Y
Reverse repurchase agreements                                             Y
Warrants                                                                  Y
Futures                                                                   Y
Options                                                                   Y
Foreign currencies                                                        Y              Y
Forward currency contracts                                                Y              Y
Borrowing money                                            Y              Y              Y
Lending portfolio securities                               Y              Y              Y
Short sales                                                               Y
Participation Interests                                                                  Y
Swap Agreements                                                           Y              Y
Wrap Contracts
Indexed securities
Strip Bonds
Put Bonds
Private Activity and Industrial Development Bond
Custodial Receipts
Nationwide Contract
Extendable Commercial Notes
Standby Commitment Agreements

          DESCRIPTION OF PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES


INFORMATION CONCERNING DURATION

         Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of "term to maturity" or "average dollar weighted maturity" as measures of "volatility" or "risk" associated with changes in interest rates. Duration incorporates a security's yield, coupon interest payments, final maturity and call features into one measure.

         Most debt obligations provide interest ("coupon") payments in addition to final ("par") payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.

         Traditionally, a debt security's "term-to-maturity" has been used as a measure of the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term-to-maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity "weighted" according to the percentage of assets that it represents. Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

         There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, a Fund's investment adviser or subadviser will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that a Fund will at all times achieve its targeted portfolio duration.

         The change in market value of U.S. Government fixed-income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case.) When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.


DEBT OBLIGATIONS

         Debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate securities (which tend to be less volatile in price) into long term securities (which tend to be more volatile in price).

         Ratings as Investment Criteria. High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations ("NRSROs"), such as Standard & Poor's Rating Group ("Standard & Poor's") or Moody's Investor Services ("Moody's"). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings are used by a Fund as initial criteria for the selection of portfolio securities, but the Fund also relies upon the independent advice of a Fund's adviser or subadviser(s) to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer's capital structure, existing debt and earnings history. The Appendix to this Statement of Additional Information contains further information about the rating categories of NRSROs and their significance.

         Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issue to reflect subsequent events. None of these events generally will require sale of such securities, but a Fund's adviser or subadviser will consider such events in its determination of whether the Fund should continue to hold the securities.

         In addition, to the extent that the ratings change as a result of changes in such organizations or their rating systems, or due to a corporate reorganization, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

         Medium-Quality Securities. Certain Funds anticipate investing in medium-quality obligations, which are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issues of higher-rated securities.

         Lower Quality (High-Risk) Securities. Non-investment grade debt or lower quality/rated securities (hereinafter referred to as "lower-quality securities") include (i) bonds rated as low as C by Moody's, Standard & Poor's, or Fitch IBCA Information Services, Inc. ("Fitch"), or CCC by D&P; (ii) commercial paper rated as low as C by Standard & Poor's, Not Prime by Moody's or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Under NRSRO guidelines, lower quality securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighted by large uncertainties or major risk exposures to adverse conditions. Lower quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

         Effect of Interest Rates and Economic Changes. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

         As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly so will a Fund's net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount which would result in a lower rate of return to the Fund.

         Payment Expectations. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities at a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return for that Fund.

         Liquidity and Valuation. A Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there may be no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund's asset value and ability to dispose of particular securities, when necessary to meet such Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing that Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

         U.S. Government Securities. U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the U.S. government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include obligations of the following:

- the Federal Housing Administration, Farmers Home Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;

- the Federal Home Loan Banks whose securities are supported by the right of the agency to borrow from the U.S. Treasury;

- the Federal Farm Credit Banks, government-sponsored institutions that consolidate the financing activities of the Federal Land Banks, the Federal Intermediate Credit Banks and the Banks for Cooperatives;

- the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and

- the Student Loan Marketing Association and the Federal Home Loan Mortgage Corporation ("FHLMC"), whose securities are supported only by the credit of such agencies.

Although the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

         The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent a Fund purchases the principal portion of the STRIPS, the Fund will not receive regular interest payments. Instead they are sold at a deep discount from their face value. Because the principal portion of the STRIP does not pay current income, its price can be volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIP's purchase price and its face value.

         Mortgage and Asset-Backed Securities. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. Government agencies or instrumentalities by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). The purchase of mortgage-backed securities from private lenders may entail greater risk than mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. Mortgage-backed securities issued by private lenders maybe supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. These credit enhancements may include letters of credit, reserve funds, overcollateralization, or guarantees by third parties.

         Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit enhancement falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

         The ratings of mortgage-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency loss experience on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities can meet their obligations under the relevant policies or other forms of credit enhancement.

         Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

         Private lenders or government-related entities may also create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary. As new types of mortgage-related securities are developed and offered to investors, a Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.

         The yield characteristics of mortgage-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is lower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.

         Unlike fixed rate mortgage-backed securities, adjustable rate mortgage-backed securities are collateralized by or represent interest in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. In this event, the value of the adjustable rate mortgage-backed securities in a Fund would likely decrease. Also, a Fund's net asset value could vary to the extent that current yields on adjustable rate mortgage-backed securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgage is based lags behind changes in market rates. During periods of declining interest rates, income to a Fund derived from adjustable rate mortgage securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks and do not constitute a debt or obligation of the United States or by any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather they include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card and other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

         Collateralized Mortgage Obligations ("CMOs") and Multiclass Pass-Through Securities. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Other types of securities representing interests in a pool of mortgage loans are known as real estate mortgage investment conduits ("REMICs").

         Typically, CMOs are collateralized by GNMA, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or private pass-throughs (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are interests in a trust composed of Mortgage Assets. REMICs, which have elected to be treated as such under the Internal Revenue Code, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

         In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

         A Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC

Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

         Stripped Mortgage Securities. Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

         Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ("IO" or interest-only), while the other class will receive all of the principal ("PO" or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

         In addition to the stripped mortgage securities described above, certain Funds may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. IOettes represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs. Unlike IOs, the owner also has the right to receive a very small portion of the principal. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. Such Funds may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. See "ADDITIONAL GENERAL TAX INFORMATION FOR ALL FUNDS" in this Statement of Additional Information.

         A Fund may also purchase stripped mortgage-backed securities for hedging purposes to protect that Fund against interest rate fluctuations. For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. With respect to IOs, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities even if the securities are rated in the highest rating category by an NRSRO. Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. The market for CMOs and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, a Fund may have difficulty in selling such securities.

         Private Activity and Industrial Development Bonds. Private activity and industrial development bonds are obligations issued by or on behalf of public authorities to raise money to finance various privately owned or operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking, and sewage and solid waste disposal facilities, as well as certain other facilities or projects. The payment of the principal and interest on such bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

         Put Bonds. "Put" bonds are securities (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. The Adviser or a subadviser intends to purchase only those put bonds for which the put option is an integral part of the security as originally issued. The option to "put" the bond back to the issuer prior to the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar weighted average maturity of a Fund holding such securities, the Fund will consider "maturity" to be the first date on which it has the right to demand payment from the issuer.

         Brady Bonds. Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the "World Bank") and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as "Brady Bonds". Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. A Fund's adviser or subadviser may believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that the adviser or the subadviser's expectations with respect to Brady Bonds will be realized.

         Investors should recognize that Brady Bonds have been issued only recently, and accordingly, do not have a long payment history. Brady Bonds which have been issued to date are rated in the categories "BB" or "B" by Standard & Poor's or "Ba" or "B" by Moody's or, in cases in which a rating by S&P or Moody's has not been assigned, are generally considered by the Fund's adviser or subadviser to be of comparable quality.

         Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Discount bonds issued to date under the framework of the Brady Plan have generally borne interested computed semi-annually at a rate equal to 13/16 of 1% above the then current six month London Inter-Bank Offered Rate ("LIBOR") rate. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the applicable Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due date at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the fact amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. Based upon current market conditions, the Fund would not intend to purchase Brady Bonds which, at the time of investment, are in default as to payments. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative. A Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

         Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories. A substantial portion of the Brady Bonds and other sovereign debt securities in which a Fund may invest are likely to be acquired at a discount, which involves certain considerations discussed below under "Additional Information Concerning Taxes."

         Municipal Securities. Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term municipal securities, only if the interest paid thereon is exempt from federal taxes.

         Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Tax-Free Income Fund may invest in other types of tax-exempt instruments, such as municipal bonds, private activity bonds, and pollution control bonds.

         Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

         The two principal classifications of municipal securities consist of "general obligation" and "revenue" issues. The Tax-Free Income Fund may also acquire "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Ratings represent the opinions of an NRSRO as to the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. The adviser will consider such an event in determining whether the Fund should continue to hold the obligation.

         An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

         Strip Bonds. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest paying securities of comparable maturity.

CUSTODIAL RECEIPTS

         Certain Funds may acquire U.S. Government securities and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government securities for federal tax and securities purposes. In the case of CATS and TIGRs, the Internal Revenue Service ("IRS") has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as the Funds. CATS and TIGRs are not considered U.S. Government securities by the Staff of the Securities and Exchange Commission (the "SEC"), however. Further, the IRS conclusion is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by the Funds. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.


MONEY MARKET INSTRUMENTS

         Money market instruments may include the following types of instruments:

         -- obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

         -- obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

         -- asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any NRSRO;

         -- repurchase agreements;

         -- bank or savings and loan obligations;

         -- commercial paper (including asset-backed commercial paper), which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. Generally the commercial paper will be rated within the top two rating categories by an NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

         -- bank loan participation agreements representing obligations of corporations and banks having a high quality short-term rating, at the date of investment, and under which the Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower.

         -- high quality short-term (maturity in 397 days or less) corporate obligations, these obligations will be rated within the top two rating categories by an NRSRO or if not rated, of comparable quality.

         -- extendable commercial notes which are obligations underwritten by Goldman Sachs, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 390 days with the option to call the note any time during the extension period. Because extension will occur when the issuer does not have other viable options for lending, these notes are considered illiquid and the Money Market Fund will be limited to holding no more than 10% of its net assets in these and any other illiquid securities.


WRAP CONTRACTS

         The Nationwide Morley Capital Accumulation Fund and the Nationwide Morley Enhanced Income Fund each purchase wrap contracts for the purpose of attempting to maintain a constant net asset value ("NAV") of $10.00 per share. A wrap contract is a contract between a Fund and a financial institution such as a bank, insurance company or other financial institution (a "wrap provider"), under which the wrap provider agrees to make payments to the Fund upon the occurrence of certain events. By purchasing wrap contracts, the Funds expect to reduce fluctuations in NAV per share because, under normal circumstances, the value of the Funds' wrap contracts will vary inversely with the value of their respective assets that are covered by the contracts ("covered assets"). For example, when the market value of covered assets falls below "book value" (essentially the purchase price of covered assets plus any accrued net income thereon), wrap contracts will be assets of a Fund with a value equal to the difference between the book and market values. Similarly, when the market value of covered assets is greater than their book value, wrap contracts will become a liability of a Fund equal to the amount by which the market value of covered assets exceeds their book value. In this manner, under normal conditions wrap contracts are expected to reduce the impact of interest rate risk on covered assets and, hence, the market price variability of a Fund.

         The Funds will pay premiums to wrap providers for wrap contracts, and these premiums will be an ongoing expense of the Funds. Wrap contracts obligate wrap providers to make certain payments to the Funds in exchange for payment of premiums. Payments made by wrap providers as provided by wrap contracts are intended to enable the Funds to make redemption payments at the current book value of covered assets rather than at the current market price. Wrap contract payments may be made when assets are sold to fund redemption of shares, upon termination of wrap contracts, or both. Payments are based on the book value of wrap contracts, and are normally equal to the sum of (i) the accrued or amortized purchase price of covered assets, minus (ii) the sale price of covered assets liquidated to fund share redemptions, plus (iii) interest accrued at a crediting rate, computation of which is specified in the wrap contracts. The crediting rate is the yield on the covered assets, adjusted to amortize the difference between market value and book value over the duration of the covered assets, less wrap contract premiums and Fund expenses. Wrap contracts typically provide for periodic reset of crediting rates. Crediting rates reflect the amortization of realized and unrealized gains and losses on covered assets and, in consequence, may not reflect the actual returns achieved on the wrapped assets. From time to time crediting rates may be significantly greater or less than current market interest rates, although wrap contracts generally provide that crediting rates may not fall below zero.

         The Funds will normally hold 1 to 3 percent of their assets as cash or cash equivalents which can be sold close to book value to fund redemption requests. If circumstances arise that require the Funds to liquidate assets other than cash, and if the fair market value of those other assets is less than their book value, a wrap contract will, under normal circumstances, obligate the wrap provider to pay the Fund all or some of the difference. However, if the market value of assets being liquidated exceeds the corresponding book value, the Funds would be obligated to pay all or some of the difference to the wrap provider. Generally, wrap contract payments will be made within one day after a Fund requests a payment. If more than one wrap contract applies to covered assets which have been liquidated, payment requests will be allocated among wrap contracts as specified in each wrap contract.

         Wrap contracts may require that covered assets be limited as to duration or maturity, consist of specified types of securities, and/or be at or above a specified credit quality. Wrap contracts purchased by the Funds will be consistent with their investment objectives and policies as set forth in the Prospectus and this SAI for each, although in some cases wrap contracts may require more restrictive investment objectives and policies. Wrap contracts may also allow providers to terminate their contracts if a Fund changes its investment objectives, policies and restrictions as set forth in the respective Prospectuses and this SAI without having obtained the consent of the wrap providers. In the event of termination by a wrap provider, a Fund may not be able successfully to replace contract coverage with another provider.

         Wrap contracts may mature on specified dates and may be terminable upon notice by the Funds or in the event of a default by either the Funds or the wrap provider. "Evergreen" wrap contracts specify no maturity date. They allow either the Funds or a provider to terminate the wrap contract through a fixed maturity conversion. Under a fixed maturity conversion the wrap contract will terminate on a future date which is generally determined by adding the duration of covered assets to a date elected by the party seeking to terminate the contract. For example, if the date elected is January 1, 2002, and the duration of covered assets is 3 years, the wrap contract will terminate as of January 1, 2005. In addition, during the conversion period, the Funds may be required to comply with certain restrictions on covered assets, such as limitation of their duration to the remaining term of the conversion period.

         Generally, at termination of a wrap contract, the wrap provider will be obligated to pay the Fund any excess of book value over market value of covered assets. However, if a wrap contract terminates because of a default by a Fund or upon election by the Fund (other than through a fixed maturity conversion), no such payment is made.

         Risks Associated with Wrap Contracts. The Morley Capital Accumulation Fund expects wrap contracts to enable it to maintain the price of the Fund at $10.00 per share. The Morley Enhanced Income Fund expects that it will utilize wrap contracts to maintain some of the Fund's assets at stable book value. However, there are certain risks associated with the use of wrap contracts that could impair a Fund's ability to achieve this objective.

         If a wrap contract matures or terminates, the Funds may be unable to obtain a replacement wrap contract or a wrap contract with terms substantially similar those of the maturing or terminating agreement. If at the time the market value of covered assets is less than their book value, the Funds may be required to reduce their respective NAVs accordingly. Likewise, if the market value of the covered assets is greater than their book value, a Fund's NAV may increase. In either case, Fund shareholders may experience unexpected fluctuations in the value of their shares. Further, if new wrap contracts are negotiated on less favorable terms than those of the contracts being replaced, such as higher wrap premiums, the net returns of the Funds may be negatively affected.

         Each Fund's Board of Trustees determines in good faith the value of each of the Fund's wrap contracts and has established policies and procedures governing valuation of these instruments. Other fair and reasonable valuation methodologies may be utilized in certain circumstances including, but not limited to, (1) default by a wrap provider under a wrap contract or other agreement; (2) insolvency of a wrap provider; (3) reduction of the credit rating of a wrap provider; or (4) any other situation in which the Board of Trustees determines that a wrap provider may no longer be able to satisfy its obligations under a wrap contract. In any such case, the fair value of any wrap contract may be determined to be less than the difference between book value and the market value of covered assets. In these situations a Fund may experience variability in its NAV per share.

         Wrap Contracts do not protect the Funds from the credit risk of covered assets. Defaults by issuers of covered assets or downgrades in their credit rating to below investment grade status will generally cause those assets to be removed from coverage under wrap contracts, in which event a Fund may experience a decrease in NAV.

         Currently, there is no active trading market for wrap contracts, and none is expected to develop. The Funds may therefore be unable to liquidate wrap contracts within seven days at fair market value, in which case the wrap contracts will be considered illiquid. At the time of their purchase, the fair market value of a Fund's wrap contracts, plus the fair market value of all other illiquid assets in the Fund, may not exceed fifteen percent (15%) of the fair market value of the Fund's net assets. If the fair market value of illiquid assets including wrap contracts later rises above 15% of the fair market value of a Fund's net assets, the price volatility of the Fund's shares may increase as the Fund acts to reduce the percentage of illiquid assets to a level that does not exceed 15% of the Fund.


REPURCHASE AGREEMENTS

         In connection with the purchase of a repurchase agreement from member banks of the Federal Reserve System or certain non-bank dealers by a Fund, the Fund's custodian, or a subcustodian, will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the Securities and Exchange Commission (the "SEC") to be loans by the Fund. Repurchase agreements may be entered into with respect to securities of the type in which it may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. A Fund's adviser or subadviser reviews the creditworthiness of those banks and non-bank dealers with which the Funds enter into repurchase agreements to evaluate these risks.


BANK OBLIGATIONS

         Bank obligations that may be purchased by the Funds include certificates of deposit, banker's acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

         Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Bank obligations may be issued by domestic banks (including their Branches located outside the United States), domestic and foreign branches of foreign banks and savings and loan associations.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS

         When securities are purchased on a "when-issued" basis or purchased for delayed delivery, then payment and delivery occur beyond the normal settlement date at a stated price and yield. When-issued transactions normally settle within 45 days. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The greater a Fund's outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of a Fund. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield or market price available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment.

         When a Fund agrees to purchase when-issued or delayed-delivery securities, to the extent required by the SEC, its custodian will set aside permissible liquid assets equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of such Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, such Fund's liquidity and the ability of its adviser or subadviser to manage it might be affected in the event its commitments to purchase "when-issued" securities ever exceed 25% of the value of its total assets. Under normal market conditions, however, a Fund's commitment to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of its total assets. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

STANDBY COMMITMENT AGREEMENTS

         These agreements commit a Fund, for a stated period of time, to purchase a stated amount of fixed income securities that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. Funds enter into such agreements for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to the Fund.

         There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

         The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of a Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

LENDING PORTFOLIO SECURITIES

         Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Fund considers collateral consisting of cash, U.S. Government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, a Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

         The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) a Fund must receive at least 100% cash collateral of the type discussed in the preceding paragraph from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) a Fund must be able to terminate the loan at any time; (4) a Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) a Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, a Fund's board of trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

INDEXED SECURITIES

         Certain Funds may invest in securities whose potential return is based on the change in particular measurements of value or rates (an "index"). As an illustration, the Funds may invest in a debt security that pays interest and returns principal based on the change in the value of a securities index or a basket of securities. If a Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index.


SMALL COMPANY AND EMERGING GROWTH STOCKS

         Investing in securities of small-sized and emerging growth companies may involve greater risks than investing in the stocks of larger, more established companies since these securities may have limited marketability and thus may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized and emerging growth companies than for larger, more established ones.


SPECIAL SITUATION COMPANIES

         "Special situation companies" include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. Therefore, an investment in a Fund that invests a significant portion of its assets in these securities may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies. The adviser or subadviser of such a Fund believes, however, that if it analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve capital growth. There can be no assurance however, that a special situation that exists at the time the Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.


FOREIGN SECURITIES

         Investing in foreign securities (including through the use of depository receipts) involves certain special considerations which are not typically associated with investing in United States securities. Since investments in foreign companies will frequently involve currencies of foreign countries, and since a Fund may hold securities and funds in foreign currencies, a Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, and political, economic or social instability, which could affect investments in those countries. Foreign securities, such as those purchased by a Fund, may be subject to foreign government taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.

         Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

         Investment in Companies in Developing Countries. Investments may be made from time to time in companies in developing countries as well as in developed countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of industrialization. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

         The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. Certain countries in the Asia region, including Cambodia, China, Laos, Indonesia, Malaysia, the Philippines, Thailand, and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.

         The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund. Similarly, volume and liquidity in the bond markets in developing countries are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in developing countries' securities markets may represent a disproportionately large percentage of market capitalization and trading volume. The limited liquidity of securities markets in developing countries may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, the Fund's ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its total net assets in illiquid securities. Conversely, the Fund's inability to dispose fully and promptly of positions in declining markets will cause the Fund's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, securities markets in developing countries are susceptible to being influenced by large investors trading significant blocks of securities.

         Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund's investments in those countries and the availability to the Fund of additional investments in those countries.

         Economies of developing countries may differ favorably or unfavorably from the United States' economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the Asia Region are affected by developments in the economies of their principal trading partners. Hong Kong, Japan and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

         Certain developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years. Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

         Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

         Depository Receipts. A Fund may invest in foreign securities by purchasing depository receipts, including American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depository Receipts ("CDRs")), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. Bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Fund's investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

         A Fund may invest in depository receipts through "sponsored" or "unsponsored" facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

         A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depository receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.

         Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

         Foreign Sovereign Debt. Certain Funds may invest in sovereign debt obligations issued by foreign governments. To the extent that a Fund invests in obligations issued by developing or emerging markets, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiation new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

         Eurodollar and Yankee Obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

         Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues. However, Eurodollar and Yankee bank obligations held in a Fund will undergo the same credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.


FOREIGN COMMERCIAL PAPER

         A Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rate enables a Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper for hedging purposes only, not for speculation. The Funds believe that such investments do not involve the creation of such a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and to maintain in such account cash not available for investment or other liquid assets having a value equal to the aggregate principal amount of outstanding commercial paper of this type.


 EXTENDABLE COMMERCIAL NOTES


         The Nationwide Money Market Fund may invest in extendable commercial notes (ECNs). ECNs may serve as an alternative to traditional commercial paper investments. ECNs are corporate notes which are issued at a discount and structured such that, while the note has an initial redemption date (the initial redemption date is no more than 90 days from the date of issue) upon which the notes will be redeemed, the issuer on the initial redemption date may extend the repayment of the notes for up to 390 days from the date of issue without seeking noteholder consent. In the event the ECN is redeemed by the issuer on its initial redemption date, investors receive a premium step-up rate, which is based on the ECNs rating at the time. If the notes are not redeemed on the initial redemption date, they will bear interest from the initial redemption date to the maturity date of the note at a floating rate of interest (this interest serves as a penalty yield for the issuer and a premium paid to the investor).

         The ability of the issuer to exercise its option to extend the ECN beyond the initial redemption date can expose investors to interest rate risks, liquidity risks, credit risks and mark-to-market risks. Proponents of ECNs, however, argue that the punitive interest rate which applies if the ECN is extended beyond its initial redemption date will discourage issuers from extending the notes. Proponents further argue that the reputation risk associated with the decision to extend an ECN obligation will prevent issuers from extending the notes, provided that the issuer is not in extreme financial distress. The Money Market Fund will perform due diligence from both a credit and portfolio structure perspective before investing in ECNs.


REAL ESTATE INVESTMENT TRUSTS

         Although no Fund will invest in real estate directly, certain Funds may invest in securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments and, as a result, such Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

         REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of Internal Revenue Code, as amended (the "Code").


CONVERTIBLE SECURITIES

         Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, the credit standing of the issuer and other factors. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The conversion value of a convertible security is determined by the market price of the underlying common stock. The market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will react to variations in the general market for equity securities. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

         A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, a Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

         Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, generally enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically are rated below investment grade or are not rated.

         Certain Funds may also invest in zero coupon convertible securities. Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer's common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations then conventional convertible securities.

WARRANTS

         Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants acquired by a Fund in units or attached to securities are not subject to these restrictions. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.


PREFERRED STOCK

         Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.


SHORT SELLING OF SECURITIES

         In a short sale of securities, a Fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund may also have to pay a fee which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

         A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any interest the Fund may be required to pay in connection with the short sale.

         In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund must deposit in a segregated account an amount of cash or liquid assets equal to the difference between (a) the market value of securities sold short at the time that they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain on a daily basis the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

         A Fund may engage in short sales if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price. In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.


RESTRICTED, NON-PUBLICLY TRADED AND ILLIQUID SECURITIES

         A Fund may not invest more than 15% (10% for the Money Market Fund) of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Unless subsequently registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. Investment companies do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and an investment company might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment company might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         The SEC has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

         Any such restricted securities will be considered to be illiquid for purposes of a Fund's limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Trust, the Fund's adviser or subadviser has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, the Fund's level of illiquidity may increase.

         Some Funds may sell over-the-counter ("OTC") options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         The applicable subadviser or adviser will monitor the liquidity of restricted securities in the portion of a Fund it manages. In reaching liquidity decisions, the following factors are considered: (A) the unregistered nature of the security; (B) the frequency of trades and quotes for the security; (C) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (D) dealer undertakings to make a market in the security and (E) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

         Private Placement Commercial Paper. Commercial paper eligible for resale under Section 4(2) of the Securities Act is offered only to accredited investors. Rule 506 of Regulation D in the Securities Act lists investment companies as an accredited investor.

         Section 4(2) paper not eligible for resale under Rule 144A under the Securities Act shall be deemed liquid if (1) the Section 4(2) paper is not traded flat or in default as to principal and interest; (2) the Section 4(2) paper is rated in one of the two highest rating categories by at least two NRSROs, or if only NRSRO rates the security, it is rated in one of the two highest categories by that NRSRO; and (3) the Fund's adviser or subadviser believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.


BORROWING

         A Fund may borrow money from banks, limited by each Fund's fundamental investment restriction to 33-1/3% of its total assets (including the amount borrowed), and may engage in mortgage dollar roll and reverse repurchase agreements which may be considered a form of borrowing. In addition, a Fund may borrow up to an additional 5% of its total assets from banks for temporary or emergency purposes. A Fund will not purchase securities when bank borrowings exceed 5% of such Fund's total assets.

         Each Fund expects that its borrowings will be on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender. The Funds have established a line-of-credit ("LOC") with their custodian by which they may borrow for temporary or emergency purposes. The Funds intend to use the LOC to meet large or unexpected redemptions that would otherwise force a Fund to liquidate securities under circumstances which are unfavorable to a Fund's remaining shareholders.

         Leverage and the Index Funds. The use of leverage by an Index Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund which can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay on the borrowings, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to a Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, Fund Asset Management in its best judgment nevertheless may determine to maintain a Fund's leveraged position if it expects that the benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return.

         Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede Fund Asset Management from managing a Fund's portfolio in accordance with the Fund's investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require a Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

         A Fund at times may borrow from affiliates of Fund Asset Management, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.


DERIVATIVE INSTRUMENTS

         A Fund's adviser or subadviser may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as "futures"), options on futures contracts, stock index options, forward currency contracts and swaps, to hedge a Fund's portfolio or for risk management or for any other permissible purposes consistent with that Fund's investment objective. Derivative instruments are securities or agreements whose value is based on the value of some underlying asset (e.g., a security, currency or index) or the level of a reference index.

         Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller (writer) of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified.

         The use of these instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission ("CFTC").

         Special Risks of Derivative Instruments. The use of derivative instruments involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.

         (1) Successful use of most of these instruments depends upon a Fund's adviser's or subadviser's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

         (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged, as well as, how similar the index is to the portion of the Fund's assets being hedged in terms of securities composition.

         (3) Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because a Fund's adviser or subadviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the instrument. Moreover, if the price of the instrument declined by more than the increase in the price of the security, a Fund could suffer a loss.

         (4) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts, or make margin payments when it takes positions in these instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counter party") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

         For a discussion of the federal income tax treatment of a Fund's derivative instruments, see "ADDITIONAL GENERAL TAX INFORMATION FOR ALL FUNDS" below.

         Options. A Fund may purchase or write put and call options on securities and indices, and may purchase options on foreign currencies, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by a Fund would be considered illiquid to the extent described under "Restricted, Non-Publicly Traded and Illiquid Securities" above. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value.

         The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by a Fund may include European-style options, which can only be exercised at expiration. This is in contrast to American-style options which can be exercised at any time prior to the expiration date of the option.

         A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

         A Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counter party to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter party to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

         A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. A Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with a Fund, there is no assurance that such Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counter party, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

         If a Fund is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

         A Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.

         The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

         Transactions using OTC options (other than purchased options) expose a Fund to counter party risk. To the extent required by SEC guidelines, a Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, other options, or futures or (2) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. A Fund will also set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to segregated accounts as a cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         Spread Transactions. A Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

         Futures Contracts. Certain Funds may enter into futures contracts, including interest rate, index, and currency futures and purchase and write
(sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A Fund's hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. A Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when a Fund's adviser or a subadviser believes it is more advantageous to a Fund than is purchasing the futures contract.

         To the extent required by regulatory authorities, a Fund will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including increasing return and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions.

         A Fund will not enter into futures contracts and related options for other than "bona fide hedging" purposes for which the aggregate initial margin and premiums required to establish positions exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. There is no overall limit on the percentage of a Fund's assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund's exposure to market, currency, or interest rate fluctuations, such Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

         A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transactions costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, that Fund will continue to be required to maintain the margin deposits on the futures contract.

         No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. Government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

         Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

         Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

         Swap Agreements. A Fund may enter into interest rate, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with such Fund's investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. A Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         The "notional amount" of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by a Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, a Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid assets.

         Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on a Fund's adviser's or subadviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is largely unregulated.

         A Fund will enter swap agreements only with counterparties that a Fund's adviser or subadviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

         Foreign Currency-Related Derivative Strategies - Special Considerations. A Fund may use options and futures and options on futures on foreign currencies and forward currency contracts to hedge against movements in the values of the foreign currencies in which a Fund's securities are denominated. A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and may also engage in currency transactions to increase income and total return. Such currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

         A Fund might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, a Fund may hedge against price movements in that currency by entering into transactions using hedging instruments on another foreign currency or a basket of currencies, the values of which a subadviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

         The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they reopen.

         Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

         Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, a Fund will normally purchase OTC options on foreign currency only when a Fund's adviser or subadviser believes a liquid secondary market will exist for a particular option at any specific time.

FORWARD CURRENCY CONTRACTS

         A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

         At or before the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

         The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

         Currency Hedging. While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of a Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of a Fund's investments denominated in that currency over time.

         A decline in the dollar value of a foreign currency in which a Fund's securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.

         A Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.


SECURITIES OF INVESTMENT COMPANIES

         As permitted by the Investment Company Act of 1940, a Fund may invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of a Fund's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. A Fund will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund. Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.

         SPDRs. The Funds may invest in Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are interests in unit investment trusts. Such investment trusts invest in a securities portfolio that includes substantially all of the common stocks (in substantially the same weights) as the common stocks included in a particular Standard & Poor's Index such as the S&P 500. SPDRs are traded on the American Stock Exchange, but may not be redeemed. The results of SPDRs will not match the performance of the designated S&P Index due to reductions in the SPDRs' performance attributable to transaction and other expenses, including fees paid by the SPDR to service providers. SPDRs distribute dividends on a quarterly basis.

         SPDRs are not actively managed. Rather, a SPDR's objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by SPDRs at times when an actively managed trust would not do so. As a result, you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if SPDR was not fully invested in such securities. Because of this, a SPDRs price can be volatile, the S & P 500 Index Fund may sustain sudden, and sometimes substantial, fluctuations in the value of its investment in SPDRs.


FLOATING AND VARIABLE RATE INSTRUMENTS

         Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable or adjustable rate securities changes at preset times based upon an underlying index. Certain of the floating or variable rate obligations that may be purchased by the Funds may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.

         Some of the demand instruments purchased by a Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as "not readily marketable" and therefore illiquid.

         Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. A Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it is otherwise allowed to purchase. A Fund's adviser or subadviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

         A Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund's custodian subject to a subcustodian agreement approved by the Fund between that bank and the Fund's custodian.


ZERO COUPON SECURITIES, PAY-IN-KIND BONDS ("PIK BONDS") AND DEFERRED PAYMENT SECURITIES

         Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred payment securities are often sold at substantial discounts from their maturity value.

         Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund's limitation on investments in illiquid securities.


LOAN PARTICIPATIONS AND ASSIGNMENTS

         Loan Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Fund will acquire Loan Participations only if the lender interpositioned between the Fund and the borrower is determined by the applicable subadviser to be creditworthy. When a Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

         A Fund may have difficulty disposing of Assignments and Loan Participations. Because the market for such instruments is not highly liquid, the Fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund's ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

         In valuing a Loan Participation or Assignment held by a Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, the Fund's Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Trustees, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the loan and the lender; (ii) the current interest rate; period until next rate reset and maturity of the loan; (iii) recent prices in the market for similar loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.


MORTGAGE DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS

         A Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A Fund generally retains the right to interest and principal payments on the security. Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing (see "Borrowing"). When required by guidelines of the SEC, a Fund will set aside permissible liquid assets in a segregated account to secure its obligations to repurchase the security. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940.

         Mortgage dollar rolls are arrangements in which a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Funds. (See "Borrowing")

         Mortgage dollar rolls and reverse repurchase agreements may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Fund's adviser or subadviser believes that such arbitrage transactions do not present the risks to the Funds that are associated with other types of leverage.

THE NATIONWIDE CONTRACT

         Each of the Investor Destinations Series (except the Nationwide Investor Destinations Aggressive Fund) currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company ("Nationwide"). This contract has a stable principal value and will pay each such Fund a fixed rate of interest. The fixed interest rate must be at lest 3.50%, but may be higher. Nationwide will calculate the interest rate in the same way that it calculates guaranteed interest rates for similar contracts. Because of the guaranteed nature of the contract, the Funds will not directly participate in the actual experience of the assets underlying the contract. Although under certain market conditions a Fund's performance may be hurt by its investment in the Nationwide Contract, VMF believes that the stable nature of the Nationwide Contract should reduce a Fund's volatility and overall risk, especially when the bond and stock markets decline simultaneously.

ADDITIONAL INFORMATION CONCERNING THE INDICES

         Russell 2000. The Small Cap Index Fund and the Small Cap Index Series are not promoted, sponsored or endorsed by, not in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Small Cap Index Fund or the Small Cap Index Series nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

         Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000(R) Index. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Index.

         Frank Russell Company's publication of the Russell 2000(R) Index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell 2000 is based. Frank Russell Company makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the Russell 2000 or any data included in the Russell 2000. Frank Russell Company makes no representation or warranty regarding the use, or the results of use, of the Russell 2000 or any data included therein, or any security (or combination thereof) comprising the Russell 2000. Frank Russell Company makes no other express or implied warranty, and expressly disclaims any warranty, or any kind, including, without means of limitation, any warranty of merchantability or fitness for a particular purpose with respect to the Russell 2000 or any data or any security (or combination thereof) included therein.

         EAFE Index. The EAFE Index is the exclusive property of Morgan Stanley & Co. Incorporated ("Morgan Stanley"). The EAFE Index is a service mark of Morgan Stanley Group Inc. and has been licensed for use by the Investment Adviser and its affiliates.

         The International Index Fund and the International Index Series are not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of shares of the International Index Fund and the International Index Series or any member of the public regarding the advisability of investing in securities generally or in the International Index Fund and the International Index Series particularly or the ability of the EAFE Index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the EAFE Index. Morgan Stanley has no obligation to take the needs of the International Index Fund and the International Index Series or the owners of shares of the International Index Fund and the International Index Series into consideration in determining, composing or calculating the EAFE Index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of shares of the International Index Fund and the International index Series to be issued or in the determination or calculation of the equation by which the shares of the International Index Fund and the International Index Series is redeemable for cash. Morgan Stanley has no obligation or liability to owners of shares of the International Index Fund and the International Index Series in connection with the administration, marketing or trading of the International Index Fund and the International Index Series.

         Although Morgan Stanley shall obtain information for inclusion in or for use in the calculation of the EAFE Index from sources which Morgan Stanley considers reliable, Morgan Stanley does not guarantee the accuracy and/or the completeness of the EAFE Index or any data included therein. Morgan Stanley makes no warranty, express or implied, as to results to be obtained by licensee, licensee's customers and counterparties, owners of shares of the International Index Fund and the International Index Series, or any other person or entity from the use of the EAFE Index or any data included therein in connection with the rights licensed hereunder or for any other use. Morgan Stanley makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the EAFE Index or any data included therein. Without limiting any of the foregoing, in no event shall Morgan Stanley have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

         S&P 500 Index and S&P 400 Index. The Trust, on behalf of the S&P 500 Fund, one of the Underlying Funds, has entered into a licensing agreement which authorizes the Fund to use the trademarks of the McGraw-Hill Companies, Inc.

         Standard & Poor's 500, S&P 500(R), Standard & Poor's 400, and S&P 400(R) are trademarks of The McGraw-Hill Companies, Inc. The S&P 500 Index Fund and the Mid Cap Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc.("S&P"). S&P makes no representation or warranty, expressed or implied, to the shareholders of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P 500 Index or the S&P 400 Index to track general stock market performance. S&P's only relationship to the Funds or the applicable adviser is the licensing of certain trademarks and trade names of S&P and of the S&P 500 and S&P 400 indices which are determined, composed and calculated by S&P without regard to the Funds. S&P has no obligation to take the needs of the Funds or their shareholders into consideration in determining, composing or calculating the S&P 500 and S&P 400 Indices. S&P is not responsible for or has not participated in the determination of the prices and amount of the Funds' shares or the timing of the issuance or sale of Fund shares or in the determination or calculation of the equation by which Fund shares are redeemed. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds. S&P does not guarantee the accuracy makes no warranty, expressed or implied as to the results to be obtained by the Funds, shareholders of the Funds, or any other person or entity from the use of the S&P 500 or S&P 400 Indices or any data included therein. Without limiting any of the foregoing, in no event shall S&P 500 and S&P 400 Indices have any liability for any special, punitive, indirect, or consequential damages, including lost profits even if notified of the possibility of such damages.

TEMPORARY DEFENSIVE POSITIONS

         In response to economic, political or unusual market conditions, each Fund, except the Tax-Free Income Fund, may invest up to 100% of its assets in cash or money market obligations. The Tax-Free Income Fund may as a temporary defensive position invest up to 20% of its assets in cash and taxable money market instruments. In addition, a Fund may have, from time to time, significant cash positions until suitable investment opportunities are available.


INVESTMENT RESTRICTIONS

         The following are fundamental investment restrictions of each Fund which cannot be changed without the authorization of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding securities means the vote of (A) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (B) a majority of the outstanding securities, whichever is less.

         Each of the Funds:

- May not (EXCEPT THE GARTMORE GROWTH 20 FUND, THE INDEX FUNDS, INVESTOR DESTINATIONS FUNDS AND THE S&P 500 INDEX FUND) purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Money Market Fund will be deemed to be in compliance with this restriction so long as it is in compliance with Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time.

- May not borrow money or issue senior securities, except that each Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

- May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

- May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or Statement of Additional Information of the Fund.

- May not (EXCEPT THE GARTMORE VALUE OPPORTUNITIES FUND, HIGH YIELD BOND FUND, GARTMORE GROWTH 20 FUND, NATIONWIDE MORLEY ENHANCED INCOME FUND, THE INDEX FUNDS AND THE INVESTOR DESTINATIONS FUNDS) purchase the securities of any issuer if, as a result, 25% or more than (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. Government or its agencies or instrumentalities. The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, equipment finance, premium finance, leasing finance, consumer finance and other finance. For the Nationwide Tax-Free Income Fund, this limitation does not apply to obligations issued by state, county or municipal governments.

- May not lend any security or make any other loan, except that each Fund may in accordance with its investment objective and policies (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the Investment Company Act of 1940 or any rule, order or interpretation thereunder.

- May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and
         (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

THE S&P 500 INDEX FUND:

- May not purchase securities of one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if at the end of each fiscal quarter, (a) more than 5% of the Fund's total assets (taken at current value) would be invested in such issuer (except that up to 50% of the Fund's total assets may be invested without regard to such 5% limitation), and (b) more than 25% of its total assets (taken at current value) would be invested in securities of a single issuer. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

THE INDEX FUNDS AND THE INVESTOR DESTINATIONS FUNDS:

- May not purchase the securities of any issuer if, as a result, 25% or more than (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry; provided, that in replicating the weightings of a particular industry in its target index, a Series or Fund may invest more than 25% of its total assets in securities of issuers in that industry.

THE GARTMORE VALUE OPPORTUNITIES FUND, HIGH YIELD BOND FUND AND NATIONWIDE MORLEY ENHANCED INCOME FUND:

- May not purchase the securities of any issuer if, as a result, 25% or more than (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry; provided, that in replicating the weightings of a particular industry in its target index, a Series or Fund may invest more than

         25% of its total assets in securities of issuers in that industry. This limitation does not apply to securities issued by the U.S. Government or its agencies or instrumentalities and obligations issued by state, county or municipal governments. The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, equipment finance, premium finance, leasing finance, consumer finance and other finance.

         THE FOLLOWING ARE THE NON-FUNDAMENTAL OPERATING POLICIES OF THE FUNDS WHICH MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT SHAREHOLDER
APPROVAL:

         Each Fund may not:

- Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

- Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

- Purchase or otherwise acquire any security if, as a result, more than 15% (10% with respect to the Money Market Fund) of its net assets would be invested in securities that are illiquid. If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund's investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund's investment in illiquid securities, a Fund will act to cause the aggregate amount such securities to come within such limit as soon as reasonably practicable. In such event, however, such Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.

- Pledge, mortgage or hypothecate any assets owned by the Fund in excess of 33 1/3% of the Fund's total assets at the time of such pledging, mortgaging or hypothecating.


Each Fund, except the Index Funds and the Investor Destinations Funds, may not:

- Purchase securities of other investment companies except (a) in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or (b) to the extent permitted by the 1940 Act or any rules or regulations thereunder or pursuant to any exemptions therefrom.

Each Fund except the Gartmore Value Opportunities Fund, High Yield Fund, Gartmore Growth 20 Fund, Nationwide Morley Enhanced Income Fund, the Index Funds and the Investor Destinations Funds may not:

- Purchase securities when bank borrowings exceed 5% such Fund's total assets.


Each of the Investor Destinations Funds and Index Funds may not:

- May not purchase securities of one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if at the end of each fiscal quarter, (a) more than 5% of the Fund's total assets (taken at current value) would be invested in such issuer (except that up to 50% of the Fund's total assets may be invested without regard to such 5% limitation), and (b) more than 25% of its total assets (taken at current value) would be invested in securities of a single issuer. There is not limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


                       TRUSTEES AND OFFICERS OF THE TRUST

         The business and affairs of the Trust are managed under the direction of its Board of Trustees. The Board of Trustees sets and reviews policies regarding the operation of the Trust, and directs the officers to perform the daily functions of the Trust.

         The principal occupation of the Trustees and Officers during the last five years, their ages, their addresses and their affiliations are:

CHARLES E. ALLEN, Trustee, Age 52
300 River Place, Suite 2050, Detroit, Michigan
Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark family of companies (real estate development, investment and asset management).

PAULA H.J. CHOLMONDELEY, Trustee, Age 50
225 Franklin Street, Boston, Massachusetts
Ms. Cholmondeley is Vice President and General Manager of Specialty Products at Sappi Fire Paper North America. Prior to 1998, she held various positions with Owens Corning, including Vice President & General Manager of the Residential Insulation Division (1997 to 1998), President of the MIRAFLEX Fibers Division (1994 to 1997), and Vice President of Business Development and Global Sourcing (1992 to 1994).

C. BRENT DEVORE, Trustee, Age 59
North Walnut and West College Avenue, Westerville, Ohio
Dr. DeVore is President of Otterbein College.

ROBERT M. DUNCAN, Trustee, Age 72
1397 Haddon Road, Columbus, Ohio

Since 1999 Mr. Duncan worked as an arbitration and mediation consultant. From 1996 to 1999, Mr. Duncan was a member of the Ohio Elections Commission. He was formerly Secretary to the Board of Trustees of The Ohio State University. Prior to that, he was Vice President and General Counsel of the Ohio State University.

JOSEPH J. GASPER, Trustee(1), Age 54
One Nationwide Plaza Columbus, Ohio 43215
Mr. Gasper has been a Director, President and Chief Operating Officer for Nationwide Financial Services, Inc. since December 1996 and for Nationwide Life and Annuity Insurance Company and Nationwide Life Insurance Company since April 1996. Prior to that, he was Executive Vice President and Senior Vice President for the Nationwide Insurance Enterprise.

BARBARA HENNIGAR, Age 64
6803 Tucson Way, Englewood, Colorado
From October 1999 to June, 2000, Ms. Hennigar was Chairman of OppenheimerFunds Services and Shareholder Services Inc. Prior to that, she served as President and Chief Executive Officer of OppenheimerFunds Services.

PAUL J. HONDROS, Trustee(1), Age 51
1200 River Road, Conshohocken, Pennsylvania
Mr. Hondros is President and Chief Executive Officer of Villanova Mutual Fund Capital Trust, Villanova Capital, Inc. and Villanova SA Capital Trust. Prior to that, Mr. Hondros served as President and Chief Operations Officer of Pilgrim Baxter and Associates, Ltd., an investment management firm, and its affiliated fixed income investment management arm, Pilgrim Baxter Value Investors, Inc. and as Executive Vice President to the PBHG Funds, PBHG Insurance Series Funds and PBHG Adviser Funds. Prior thereto, he served as President and Chief Executive Officer of Fidelity Investment Institutional Services Co.

THOMAS J. KERR, IV, Trustee, Age 66
4890 Smoketalk Lane, Westerville, Ohio
Dr. Kerr is President Emeritus of Kendall College. He was formerly President of Kendall College and Grant Hospital Development Foundation.

DOUGLAS F. KRIDLER, Trustee, Age 44
55 E. State Street, Columbus, Ohio
Mr. Kridler is President of the Columbus Association of Performing Arts.

ARDEN L. SHISLER, Trustee(1), Age 58
P.O. Box 267, Dalton, Ohio 44618
Mr. Shisler is President and Chief Executive Officer of K&B Transport, Inc., a trucking firm.

DAVID C. WETMORE, Trustee, Age 51
11495 Sunset Hills Rd - Suite 210, Reston, Virginia
Mr. Wetmore is the Managing Director of The Updata Capital, a venture capital firm and Director of Career Builder, Inc. and Walker Interactive Systems, Inc.

GERALD HOLLAND, Treasurer, Age 49
One Nationwide Plaza, Columbus, Ohio

Mr. Holland is currently Senior Vice President of Operations of Villanova Capital, Inc. and a member of the Investment Committees of Villanova SA Capital Trust, the Administrator, Villanova Mutual Fund Capital Trust, an investment adviser to the Trust, and Villanova Global Asset Management Trust, an investment adviser to the Trust.

KEVIN S. CROSSETT, Secretary, age 40
One Nationwide Plaza, Columbus, Ohio
Mr. Crossett is currently the Assistant Secretary for Villanova Global Asset Management Trust, an investment adviser to the Trust. He is also currently Vice President/Associate General Counsel for Nationwide Insurance, NorthPointe Capital LLC, a subadviser to the Trust, Villanova Capital, Inc., Villanova Mutual Fund Capital Trust, an investment adviser to the Trust, and Villanova SA Capital Trust, the Administrator.

----------

(1) A Trustee who is an "interested person" of the Trust as defined in the Investment Company Act.

         All Trustees and Officersof the Trust, as a group, own less than 1% of its outstanding shares.

      The Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. Villanova Mutual Fund Capital Trust ("VMF"), Villanova Global Asset Management Trust ("VGAMT") and Union Bond and Trust Company ("UBT") each, based upon a pro rata share for the Funds for which it acts as investment adviser, reimburse the Trust for fees and expenses paid to Trustees who are interested persons of the Trust. The Compensation Table below sets forth the total compensation to be paid to the Trustees of the Trust, before reimbursement, for the fiscal year ended October 31, 2000. In addition, the table sets forth the total compensation to be paid to the Trustees from all funds in the Nationwide Fund Complex for the fiscal year ended October 31, 2000. Trust officers receive no compensation from the Trust in their capacity as officers.

                               COMPENSATION TABLE

                                                                       PENSION
                                                                     RETIREMENT
                                                 AGGREGATE            BENEFITS          ANNUAL                TOTAL
                                               COMPENSATION          ACCRUED AS        BENEFITS           COMPENSATION
                                                   FROM             PART OF TRUST        UPON             FROM THE FUND
NAME OF PERSON, POSITION                        THE TRUST            EXPENSES        RETIREMENT            COMPLEX(1)
----------------------                         -----------           ----------        ---------          -----------
Charles E. Allen, Trustee(2)                      $4,500                --0--            --0--               13,000
Paula H.J. Cholmondeley, Trustee(2)                4,500                --0--            --0--               14,000
C. Brent DeVore, Trustee                          12,000                --0--            --0--               29,000
Robert M Duncan, Trustee                          12,000                --0--            --0--               29,000
Joseph J. Gasper, Trustee(2)                       --0--                --0--            --0--                --0--
Barbara Hennigar, Trustee(2)                       4,500                --0--            --0--               14,000
Paul J. Hondros, Trustee(2)                        --0--                --0--            --0--                --0--
Thomas J. Kerr, IV, Trustee                       12,000                --0--            --0--               29,000
Douglas F. Kridler, Trustee                       12,000                --0--            --0--               29,250
Dimon R. McFerson, Trustee(3)                      --0--                --0--            --0--                --0--
Arden L. Shisler, Trustee(4)                       9,500                --0--            --0--               26,500
David C. Wetmore, Trustee                         12,000                --0--            --0--               29,250

----------

(1) The Fund Complex includes three trusts comprised of 70 investment company funds or series.

(2) Mr. Allen, Ms. Cholmondeley, Mr. Gasper, Ms. Hennigar and Mr. Hondros were elected as Trustees on July 26, 2000.

(3)      Mr. McFerson resigned effective January 1, 2001.

(4)      Mr. Shisler was elected as Trustee on February 9, 2000.


         Each of the Trustees and officers and their families are eligible to purchase Class D shares of the Funds which offer such Class and generally charge a front-end sales charge, at net asset value without a sales charge. This is permitted because there are few marketing expenses associated with these sales.


                                 CODE OF ETHICS

         Federal law requires the Trust, each of its investment advisers and sub-advisers, and its principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Funds.

                     INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT ADVISER

         Under the applicable Investment Advisory Agreements with the Trust, Villanova Mutual Fund Capital Trust ("VMF") manages the Funds in accordance with the policies and procedures established by the Trustees, except for the following Funds which are advised by an affiliate of VMF as described below:

Villanova Global Asset Management Trust ("VGAMT")

Gartmore Emerging Markets Fund
Gartmore Global Leaders Fund
Gartmore International Growth Fund
Gartmore OTC Fund
Gartmore International Small Cap Growth Fund
Gartmore Global Small Companies Fund
Gartmore European Growth Fund

Union Bond & Trust Company

Nationwide Morley Capital Accumulation Fund
Nationwide Morley Enhanced Income Fund

and the Index Funds which invest in Series which are advised by Fund Asset Management, L.P. Except as described below, the adviser for each Fund manages the day-to-day investments of the assets of the Funds. For certain Funds, VMF or VGAMT also provide investment management evaluation services in initially selecting and monitoring on an ongoing basis the performance of the subadvisers, who each manage the investment portfolio of a particular Fund. VMF is also authorized to select and place portfolio investments on behalf of the Funds which engage subadvisers; however VMF does not intend to do so at this time.

Currently the following Funds are subadvised;

Gartmore Value Opportunities Fund
Gartmore Emerging Markets Fund
Gartmore Global Leaders Fund
Gartmore International Growth Fund
Gartmore OTC Fund
Gartmore International Small Cap Growth Fund
Gartmore Global Small Companies Fund
Gartmore European Growth Fund
NorthPointe Small Cap Value Fund
Nationwide S&P 500 Index Fund

Nationwide Large Cap Growth Fund
Nationwide Small Cap Fund

Nationwide Large Cap Value Fund
Prestige International Fund
Prestige Balanced Fund

Villanova Mutual Fund Capital Trust

         VMF pays the compensation of the officers of the Trust affiliated with VMF and pays a pro rata portion of the compensation and expenses of the Trustees affiliated with VMF or Villanova SA Capital Trust, an affiliated entity. VMF also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust.

         The Investment Advisory Agreement also specifically provides that VMF, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement will continue in effect for an initial period of two years and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its "assignment", as defined under the Investment Company Act of 1940. It may be terminated as to a Fund without penalty by vote of a majority of the outstanding voting securities of that Fund, or by either party, on not less than 60 days written notice. The Agreement further provides that VMF may render similar services to others.

         The Trust pays the compensation of the Trustees who are not interested persons of Villanova Capital, Inc., or its affiliates, and all expenses (other than those assumed by the applicable adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; fees under the Trust's Fund Administration Agreement; fees and expenses of independent certified public accountants, legal counsel, and any transfer agent, registrar, and dividend disbursing agent of the Trust; expenses of preparing, printing, and mailing shareholders' reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Trust; expenses of calculating the net asset value of shares of the Trust; expenses of shareholders' meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust.

         VMF, a Delaware business trust, is a wholly owned subsidiary of Villanova Capital, Inc., 97% of the common stock of which is held by Nationwide Financial Services, Inc. (NFS). NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all of the outstanding Class B common stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance

Enterprise. All of the Common Stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policyholders.

         Prior to September 1, 1999, Nationwide Advisory Services, Inc. ("NAS") served as the investment adviser to the Funds which existed at that time. Effective September 1, 1999, the investment advisory services previously performed for the Funds by NAS were transferred to VMF, an affiliate of NAS and an indirect subsidiary of NFS. After the transfer, there was no change in the fees charged for investment advisory services to each of the Funds.

         For services provided under the Investment Advisory Agreement, VMF receives an annual fee paid monthly based on average daily net assets of the applicable Fund according to the following schedule:

              FUND                                         ASSETS                            INVESTMENT ADVISORY FEE
              ----                                         ------                            -----------------------
Gartmore Millennium Growth Fund                  $0 up to $250 million                              1.03%
                                                 $250 million up to $1 billion                      1.00%
                                                 $1 billion up to $2 billion                        0.97%
                                                 $2 billion up to $5 billion                        0.94%
                                                 $5 billion and more                                0.91%

Gartmore Growth Fund and                         $0 up to $250 million                              0.60%
Gartmore Total Return Fund                       $250 million up to $1 billion                      0.575%
                                                 $1 billion up to $2 billion                        0.55%
                                                 $2 billion up to $5 billion                        0.525%
                                                 $5 billion and more                                0.50%

Nationwide Bond Fund,                            $0 up to $250 million                              0.50%
Nationwide Tax-Free Income Fund,                 $250 million up to $1 billion                      0.475%
Nationwide Government Bond                       $1 billion up to $2 billion                        0.45%
Fund, and Nationwide Long-Term                   $2 billion up to $5 billion                        0.425%
U.S. Government Bond Fund                        $5 billion and more                                0.40%

Nationwide Money Market Fund                     $0 up to $1 billion                                0.40%
                                                 $1 billion up to $2 billion                        0.38%
                                                 $2 billion up to $5 billion                        0.36%
                                                 $5 billion and more                                0.34%

Nationwide S&P 500 Index Fund                    $0 up to $1.5 billion                              0.13%
                                                 $1.5 up to $3 billion                              0.12%
                                                 $3 billion and more                                0.11%

Nationwide Large Cap Value Fund                  up to $100 million                                 0.75%
and Prestige Balanced Fund                       $100 million or more                               0.70%

Nationwide Large Cap Growth Fund                 up to $150 million                                 0.80%
                                                 $150 million or more                               0.70%

Nationwide Small Cap Fund                        up to $100 million                                 0.95%
                                                 $100 million or more                               0.80%

Prestige International Fund                      up to $200 million                                 0.85%
                                                 $200 million or more                               0.80%

Gartmore Value Opportunities Fund                $0 up to $250 million                              0.70%
                                                 $250 million up to $1 billion                      0.675%
                                                 $1 billion up to $2 billion                        0.65%
                                                 $2 billion up to $5 billion                        0.625%
                                                 $5 billion and more                                0.60%

Nationwide High Yield Bond Fund                  $0 up to $250 million                              0.55%
                                                 $250 million up to $1 billion                      0.525%
                                                 $1 billion up to $2 billion                        0.50%
                                                 $2 billion up to $5 billion                        0.475%
                                                 $5 billion and more                                0.45%

NorthPointe Small Cap Value Fund                 All assets                                         0.85%

Gartmore Global Technology and                   All assets                                         0.98%
Communications Fund

Nationwide Global Health Sciences                All assets                                         0.53%
Fund

Nationwide Growth Focus Fund(1)                  $0 up to $500 million                              0.90%
                                                 $500 million up to $2 billion                      0.80%
                                                 $2 billion and more                                0.75%

Gartmore Growth 20 Fund(2)                       $0 up to $500 million                              0.90%
                                                 $500 million up to $2 billion                      0.80%
                                                 $2 billion and more                                0.75%

----------

(1) The investment advisory fee noted is a base fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the Russell 1000 Growth Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

(2) Similar to the investment advisory fee for the Growth Focus Fund, the advisory fee at each breakpoint for the Gartmore Growth 20 Fund is a base fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the S&P 500 Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees. For a further description of the fee, see below.

PERFORMANCE FEES - GROWTH FOCUS FUND AND GARTMORE GROWTH 20 FUND

         As described above and in the applicable Fund's prospectus, the Growth Focus Fund and the Gartmore Growth 20 Fund are subject to base investment advisory fees that may be adjusted if the Fund out- or under-performs a stated benchmark over a 36-month period. Set forth below is further information about the advisory fee arrangements of the Fund:

FUND           BENCHMARK        REQUIRED EXCESS     BASE ADVISORY            HIGHEST POSSIBLE     LOWEST POSSIBLE
                                PERFORMANCE         FEE                      ADVISORY FEE AT      ADVISORY FEE AT
                                                                             EACH BREAK POINT     EACH BREAK POINT
Nationwide     Russell 1000     12.0%               0.90% for assets               1.12%               0.68%
Growth         Growth Index                         up to $500 million,
Focus
Fund

                                                    0.80% for assets               0.98%               0.62%
                                                    of $500 million
                                                    and more but less
                                                    than $2 billion,

                                                    0.75% for assets of            0.91%               0.59%
                                                    $2 billion and more

Gartmore       S&P 500 Index    12.0%               0.90% for assets               1.12%               0.68%
Growth 20                                           up to $500 million,
Fund

                                                    0.80% for assets               0.98%               0.62%
                                                    of $500 million
                                                    and more but less
                                                    than $2 billion,

                                                    0.75% for assets of            0.91%               0.59%
                                                    $2 billion and more

         The performance adjustment for each Fund works as follows: If the Fund outperforms its benchmark (the Russell Growth 1000 Index for the Growth Focus Fund and the S&P 500 Index for the Gartmore Growth 20 Fund) by more than 12.0% over a 36 month period, the advisory fees will increase from 0.90% to 1.12% for assets under $500 million. If, however, the Fund underperforms its benchmark by 12.0% over a 36 month period, the advisory fees would go down to 0.68%. These performance-based fees will only be charged once a Fund has been in operation for at least one year, will be implemented incrementally over the first three years of the Fund's operations and will comply with all applicable Securities and Exchange Commission ("SEC") rules.

EXPENSE LIMITATIONS

         In the interest of limiting the expenses of those Funds for whom VMF serves as investment adviser, VMF may from time to time waive some or all of its investment advisory fee or reimburse other fees for any of those Funds. In this regard, VMF has entered into an expense limitation agreement with the Trust on behalf of certain of the Funds (each an "Expense Limitation Agreement"). Pursuant to the Expense Limitation Agreements, VMF has agreed to waive or limit its fees and to assume other expenses (except for Rule 12b-1 and Administrative Service Fees) to the extent necessary to limit the total annual operating expenses of each Class of each Fund to the limits described below. Please note that the waiver of such fees will cause the total return and yield of a fund to be higher than they would otherwise be in the absence of such a waiver.

         VMF may request and receive reimbursement from the Fund the advisory fees waived or limited and other expenses reimbursed by VMF pursuant to the Expense Limitation Agreement at a later date when the Fund has reached a sufficient asset size to permit reimbursement, but not later than five years after a Fund has commenced operations, to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth below. No reimbursement will be made unless: (i) the Fund's assets exceed $100 million;
(ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth below; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by VMF is not permitted.

         VMF has agreed to waive advisory fees, and if necessary, reimburse expenses in order to limit total annual fund operating expenses for certain Funds of the Trust as follows(1):

- Gartmore Millennium Growth Fund to 1.63% for Class A shares, 2.23% for Class B shares, 2.23% for Class C shares and 1.30% for Class D shares

- Nationwide Government Bond Fund to 0.99% for Class A shares, 1.64% for Class B shares, 1.64% for Class C shares and 0.79% for Class D shares

- Nationwide Long-Term U.S. Government Bond Fund to 1.04% for Class A shares, 1.64% for Class B shares and 0.79% for Class D shares

- Nationwide Large Cap Value Fund to 1.15% for Class A shares, 1.90% for Class B shares, 1.90% for Class C shares and 1.00% for Institutional Service Class shares

- Nationwide Large Cap Growth Fund to 1.20% for Class A shares, 1.95% for Class B shares, 1.95% for Class C shares and 1.05% for Institutional Service Class shares

- Nationwide Small Cap Fund to 1.35% for Class A shares, 2.10% for Class B shares, 2.10% for Class C shares and 1.20% for Institutional Service Class shares

- Prestige Balanced Fund to 1.10% for Class A shares, 1.85% for Class B shares and 0.95% for Institutional Service Class shares

- Prestige International Fund to 1.30% for Class A shares, 2.05% for Class B shares and 1.25% for Institutional Service Class shares

- Nationwide S&P 500 Index Fund to 0.63% for Class A shares, 1.23% for Class B shares, 0.48% for Institutional Service Class shares, 0.63% for Service Class shares, 0.23% for Institutional Class shares and 0.35% for Local Fund shares

- Gartmore Growth 20 Fund to 1.60% for Class A shares, 2.20% for Class B shares, 2.20% for Class C shares and 1.30% for Institutional Service Class shares

- Gartmore Value Opportunities Fund to 1.35% for Class A shares, 1.95% for Class B shares, 1.95% for Class C shares and 1.00% for Institutional Service Class shares

- Nationwide High Yield Bond Fund to 0.95% for Class A shares, 1.70% for Class B shares, 1.70% for Class C shares and 0.70% for Institutional Service Class shares

- NorthPointe Small Cap Value Fund to 1.00% for Institutional Class shares

- Nationwide Growth Focus Fund to 1.53% for Class A shares, 2.13% for Class B shares and 1.20% for Institutional Service Class shares

- Gartmore Global Technology and Communications Fund to 1.73% for Class A shares, 2.33% for Class B shares, 2.33% for Class C shares and 1.40% for Institutional Service Class shares

- Gartmore Global Health Sciences Fund to 1.23% for Class A shares, 1.83% for Class B shares and 0.90% for Institutional Service Class shares

- Each of the Investor Destinations Funds to 0.71% for Class A shares, 1.31% for Class B shares, 1.31% for Class C shares and 0.61% for Institutional Service Class shares

----------

(1) With the exception of the Prestige Balanced Fund and the Prestige International Fund, the expense limits are in effect through February 28, 2002.

         During the fiscal years ended October 31, 2000, 1999 and 1998, VMF/NAS(1) received the following fees for investment advisory services(2):

                                                                          YEAR ENDED OCTOBER 31,
          FUND                                                 2000                1999                    1998
          ----                                                 ----                ----                    ----
Gartmore Millennium Growth Fund                               220,429             $66,283               $61,706
Gartmore Growth Fund                                        5,734,593           5,873,926             4,894,110
Gartmore Total Return Fund                                 12,807,691          13,888,390             9,977,231
Nationwide Bond Fund                                          600,602             674,918               647,809
Nationwide Tax-Free Income Fund                             1,093,502           1,263,813             1,505,626
Nationwide Government Bond Fund                               530,376             314,314 (3)           266,473 (3)
Nationwide Long-Term U.S.                                     167,881            198,0483              254,9283
   Government Bond Fund
Nationwide Money Market Fund                                5,651,029           4,709,925 (4)         3,857,898 (4)
Nationwide S&P 500 Index Fund                                 275,692              79,372                 7,315 (5)
Nationwide Large Cap Value Fund                               221,990              62,525 (6)                --
Nationwide Large Cap Growth Fund                              391,962              89,668 (6)                --
Nationwide Small Cap Fund                                     247,305              64,998 (6)                --
Prestige Balanced Fund                                         69,054              48,069 (6)                --
Prestige International Fund                                   137,111              45,208 (6)                --
Gartmore Value Opportunities Fund                              20,249 (7)              --                    --
Nationwide High Yield Bond Fund                               443,174 (7)              --                    --
Gartmore Growth 20 Fund                                         5,731 (8)              --                    --

Gartmore Global Technology                                      5,731 (8)              --                    --
   and Communications Fund
NorthPointe Small Cap Value Fund                               56,914 (9)              --                    --

----------

(1) Prior to September 1, 1999, all investment advisory fees were paid to NAS. After September 1, 1999, these fees were paid to VMF.

(2) As of May 9, 1998, the Gartmore Millennium Growth Fund (formerly the Nationwide Mid Cap Growth Fund), Growth, Nationwide, Bond, Tax-Free Income, Long Term U.S. Government Bond, Government Bond and Money Market Funds acquired all of the assets of one or more series of Nationwide Investing Foundation, Nationwide Investing Foundation II and Financial Horizons Investment Trust (collectively, the "Acquired Funds"), in exchange for the assumption of the stated liabilities of the Acquired Funds and a number of full and fractional Class D shares of the applicable Fund (the Money Market Fund issued shares without class designation) having an aggregate net asset value equal to the net assets of the Acquired Funds as applicable (the "Reorganization").

(3) The Board of Trustees has approved holding a shareholder meeting for the Nationwide Long-Term U.S. Government Bond Fund on March 9, 2001. At that meeting, shareholders will be asked to approved the merger of the Nationwide Long-Term U.S. Government Bond Fund into the Nationwide Government Bond Fund. The latter was formerly known as the Nationwide Intermediate U.S. Government Bond Fund. If approved, the merger will occur as soon as practicable.

(4) Net of waivers prior to the Reorganization of $221,174 for the fiscal year ended October 31, 1998.

(5) The Fund commenced operations July 24, 1998. All such fees were waived by NAS.

(6)      The Fund commenced operations November 2, 1998.

(7)      The Fund commenced operations December 29, 1999.

(8)      The Fund commenced operations June 30, 2000.

(9)      The Fund commenced operations June 29, 2000.

         The other funds of the Trust for which VMF serves as investment advisor had not yet begun operations as of October 31, 2000.

         The Subadvisers for certain of the Funds are as follows:

SUBADVISER

Nationwide Large Cap Value             NorthPointe Capital LLC ("NorthPointe")
Nationwide Large Cap Growth            Goldman Sachs Asset Management ("GSAM")
Prestige Balanced                      J.P. Morgan Investment Management, Inc. ("J.P. Morgan")
Nationwide Small Cap                   INVESCO, Inc. ("INVESCO")
Prestige International                 Lazard Asset Management ("Lazard")
Nationwide S&P 500 Index               Fund Asset Management L.P. ("FAM")
Gartmore Value Opportunities           NorthPointe
NorthPointe Small Cap Value            NorthPointe
Nationwide Growth Focus                Turner Investment Partners, Inc. ("Turner")

         NorthPointe Capital, LLC is a majority-owned subsidiary of Villanova Capital, Inc. which is also the parent of VMF. NorthPointe is located at Columbia Center One, 10th Floor, Suite 1000, 201 West Big Beaver Road, Troy, M.I. 48084 and was formed in 1999.

         Prior to March 1, 2001, Brinson Partners, Inc. ("Brinson") subadvised the Nationwide Large Cap Value Fund. Brinson, a Delaware corporation and an investment management firm, is an indirect wholly-owned subsidiary of UBS AG, an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many aspects of the financial services industry.

         GSAM is a unit of the Investment Management Division of Goldman Sachs & Co., an investment banking firm whose headquarters are in New York, New York.

         J.P. Morgan is a directly wholly-owned subsidiary of J.P. Morgan & Co. Incorporated, a bank holding company organized under the laws of Delaware. J.P. Morgan offers a wide range of investment management services and acts as investment adviser to corporate and institutional clients.

         INVESCO is part of a global investment organization, AMVESCAP plc. AMVESCAP plc is a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis.

         Lazard is a New York based division of Lazard Freres & Co. LLC, a limited liability company registered as an investment adviser and providing investment management services to client discretionary accounts.

         FAM, P.O. Box 9011, Princeton, New Jersey 08543-9011, is a limited partnership, the partners of which are ML & Co. and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of FAM as defined under the Investment Company Act of 1940 because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

         Prior to December 29, 1999, The Dreyfus Corporation ("Dreyfus") served as subadviser for the S&P 500 Index Fund. Dreyfus, 200 Park Avenue, New York, N.Y. 10166, which was formed in 1947, is registered under the Investment Advisers Act of 1940. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation.

         Turner was founded in 1990 and is located at 1235 West Lakes Drive, Berwyn, Pennsylvania 19312. It is a registered investment adviser to other investment companies, as well as separate investment portfolios. As of March 1, 2001, the Growth Focus Fund had not commenced operations.

         Subject to the supervision of the VMF and the Trustees, each of the Subadvisers manages the assets of the Fund listed above in accordance with the Fund's investment objectives and policies. Each Subadviser makes investment decisions for the Fund and in connection with such investment decisions places purchase and sell orders for securities. For the investment management services they provide to the Funds, the Subadvisers receive annual fees from VMF, calculated at an annual rate based on the average daily net assets of the Funds, in the following amounts:

            FUND                                                    ASSETS                                      FEE
            ----                                                    ------                                      ---
Nationwide Large Cap Value                                 up to $100 million                                  0.35%
Prestige Balanced Fund                                     $100 million or more                                0.30%

Nationwide Large Cap Growth                                up to $150 million                                  0.40%
                                                           $150 million or more                                0.30%

Nationwide Small Cap                                       up to $100 million                                  0.55%
                                                           $100 million or more                                0.40%

Nationwide S&P 500 Index                                   up to $200 million                                  0.05%
                                                           next $800 million                                   0.03%
                                                           $1 billion or more                                  0.02%

Prestige International                                     up to $200 million                                  0.45%
                                                           $200 million or more                                0.40%

Gartmore Value Opportunities                               $0 up to $250 million                               0.70%
                                                           $250 million up to $1 billion                       0.675%
                                                           $1 billion up to $2 billion                         0.65%
                                                           $2 billion up to $5 billion                         0.625%
                                                           $5 billion and more                                 0.60%

NorthPointe Small Cap Value                                All assets                                          0.85%

Nationwide Growth Focus Fund(1)                            $0 up to $500 million                               0.55%
                                                           $500 million up to $2 billion                       0.45%
                                                           $2 billion and more                                 0.40%

----------

(1) The subadvisory fee at each breakpoint is a base advisory fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the Russell 1000 Growth Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees. For a further description of the fee, see below.

         The following table sets forth the amount NAS/VMF1 paid to the Subadvisers for the fiscal periods ended October 31, 2000, 1999 and 1998:

SUBADVISER                                       YEAR ENDED OCTOBER 31,
                                                          2000                   1999                   1998
                                                          ----                   ----                   ----
Brinson Partners                                       $103,595                $29,182(2)                 --
GSAM                                                    195,981                 44,853(2)                 --
J.P. Morgan                                              32,225                 22,437(2)                 --
INVESCO                                                 143,176                 37,636(2)                 --
Lazard                                                   72,588                 23,934(2)                 --
Dreyfus                                                 111,951                 36,609                 $3,939(3)
NorthPointe                                              56,914(4)                  --                    --
Turner                                                        0(5)                  --                    --

----------

(1) Prior to September 1, 1999, NAS was responsible for paying all subadvisory fees. After September 1, 1999, VMF assumed that responsibility.

(2) The Nationwide Large Cap Value, Nationwide Large Cap Growth, Nationwide Small Cap, Prestige Balanced and Prestige International Funds commenced operations November 2, 1998.

(3) The Nationwide S&P 500 Index Fund commenced operations July 24, 1998. During the period from July 24, 1998 (date of commencement of operations) through October 31, 1998, NAS paid $3,939 in subadvisory fees to Dreyfus with respect to the Nationwide S&P 500 Index Fund.

(4)      The Gartmore Value Opportunities commenced operations December 29,
         1999.

(5) The Nationwide Growth Focus Fund has not yet commenced operations as of the date of this Statement of Additional Information.


      VMF and the Trust have received from the SEC an exemptive order for the multi-manager structure which allows VMF to hire, replace or terminate subadvisers without the approval of shareholders; the order also allows VMF to revise a subadvisory agreement without shareholder approval. If a new subadviser is hired, the change will be communicated to shareholders within 90 days of such changes, and all changes will be approved by the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or VMF. The order is intended to facilitate the efficient operation of the Funds and afford the Trust increased management flexibility.

      VMF provides to the Funds investment management evaluation services principally by performing initial due diligence on prospective Subadvisers for the Fund and thereafter monitoring the performance of the Subadviser through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the Subadviser. VMF has responsibility for communicating performance expectations and evaluations to the Subadviser and ultimately recommending to the Trust's Board of Trustees whether the Subadviser's contract should be renewed, modified or terminated; however, VMF does not expect to recommend frequent changes of subadvisers. VMF will regularly provide written reports to the Trust's Board of Trustees regarding the results of its evaluation and monitoring functions. Although VMF will monitor the performance of the Subadvisers, there is no certainty that the Subadviser or the Fund will obtain favorable results at any given time.

SUBADVISER PERFORMANCE FEE - GROWTH FOCUS FUND

         Turner is the subadviser for the Growth Focus Fund. Like the investment adviser for the Fund, Turner receives a base subadvisory fee for the services it provides the Fund that may be adjusted if a Fund out- or under-performs a stated benchmark. The subadvisory arrangement works in much the same way as the advisory fee (described above under the "Performance Fee" Section) and is set forth below:

FUND             BENCHMARK          REQUIRED EXCESS     BASE ADVISORY FEE     HIGHEST POSSIBLE      LOWEST POSSIBLE
                                    PERFORMANCE                               ADVISORY FEE AT       ADVISORY FEE AT
                                                                              EACH BREAK POINT      EACH BREAK POINT
Nationwide       Russell 1000             12.0%         0.55% for assets            0.77%                 0.33%
Growth Focus     Growth Index                           up to $500
                                                        million,

                                                        0.45% for assets            0.63%                 0.27%
                                                        of $500 million
                                                        and more but less
                                                        than $2 billion,

                                                        0.40% for assets
                                                        of $2 billion and           0.56%                 0.24%
                                                        more

         In the event that the Fund underperforms or underperforms its benchmark by less than 12%, no adjustment will take place and Turner will receive the applicable base fee. These performance-based fees will be paid from the investment advisory fees received by VMF and will be subject to the same conditions.


UNION BOND & TRUST COMPANY

         Under the terms of the Trust's investment advisory agreement with Union Bond & Trust Company ("UBT") (the "UBT Advisory Agreement"), UBT manages the Nationwide Morley Capital Accumulation Fund and the Nationwide Morley Enhanced Income Fund, two funds of the Trust (the "Morley Funds"), subject to the supervision and direction of the Board of Trustees. UBT will: (i) act in strict conformity with the Declaration of Trust and the Investment Company Act of 1940, as the same may from time to time be amended; (ii) manage the Morley Funds in accordance with the Funds' investment objectives, restrictions and policies;
(iii) make investment decisions for the Morley Funds; and (iv) place purchase and sale orders for securities and other financial instruments on behalf of the Morley Funds. Under the terms of the UBT Advisory Agreement, UBT pays the Morley Funds' pro rata share of the compensation of the Trustees who are interested persons of the Trust and officers and employees of UBT. UBT also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Morley Funds and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Morley Funds.

         The UBT Advisory Agreement also specifically provides that UBT, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Funds, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The UBT Advisory Agreement will continue in effect for an initial period of two years and thereafter shall continue automatically for successive annual periods as to each Morley Fund provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of that Fund, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The UBT Advisory Agreement terminates automatically in the event of its "assignment", as defined under the Investment Company Act of 1940. It may be terminated as to a Morley Fund without penalty by vote of a majority of the outstanding voting securities of the Fund, or by either party, on not less than 60 days written notice. The UBT Advisory Agreement further provides that UBT may render similar services to others.

         For the fiscal year ended October 31, 2000, the Nationwide Morley Capital Accumulation incurred investment advisory fees in the amount of $48,755 and the Nationwide Morley Enhanced Income Fund incurred investment advisory fees in the amount of $33,541. The Nationwide Morley Capital Accumulation Fund commenced operations February 1, 1999 and, for the fiscal period ended October 31, 1999, incurred investment advisory fees in the amount of $14,495 of which $4,141 was waived by UBT. The Nationwide Morley Enhanced Income Fund had not begun operations as of October 31, 1999.

         UBT has informed the Morley Funds that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Morley Funds, UBT will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Funds is a customer of UBT, its parent or its affiliates and, in dealing with its customers, UBT, its parent and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by UBT or any such affiliate.

         UBT is a state bank and trust company chartered in 1913 and reorganized under the laws of the state of Oregon in 1992. UBT provides a range of investment and fiduciary services to institutional clients. UBT maintains and manages common and pooled trust funds invested primarily in fixed income assets whose principal value is relatively stable. UBT currently has approximately $1.0 billion under management. UBT also acts as custodian with respect to similar fixed income assets.

         Morley Financial Services, Inc. ("MFS") owns 100% of the issued and outstanding voting securities of UBT. MFS, an Oregon corporation, is a wholly owned subsidiary of Villanova Capital, Inc.

         Subject to each Morley Fund's Expense Limitation Agreement as described below the Trust pays the compensation of the Trustees who are not interested persons of the Trust and all expenses (other than those assumed by UBT), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; fees under the Trust's Fund Administration Agreement; fees and expenses of independent certified public accountants, legal counsel, and any transfer agent, registrar, and dividend disbursing agent of the Trust; expenses of preparing, printing, and mailing shareholders' reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions, insurance premiums, fees and expenses of the custodian for all services to the Trust; and expenses of calculating the net asset value of shares of the Trust, expenses of shareholders' meetings, and expenses relating to the issuance, registration, and qualification of shares of the Trust.

         As compensation for UBT's services, the Morley Capital Accumulation Fund is obligated to pay UBT a fee computed and accrued daily and paid monthly at an annual rate of 0.35% of the average daily net assets of the Fund. UBT has agreed voluntarily to waive 0.10% of that fee until further written notice to shareholders. In addition, in the interest of limiting the expenses of the Fund, UBT has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement"). Pursuant to the Expense Limitation Agreement, UBT has agreed to waive or limit its fees and to assume other expenses (except for Rule 12b-1 Fees) to the extent necessary to limit the total annual operating expenses of each Class of the Fund (expressed as a percentage of average daily net assets and excluding Rule 12b-1 Fees) to no more than 0.70% for Service Shares, 0.55% for Institutional Class Shares and 0.70% for IRA Shares of the Fund. Reimbursement by the Nationwide Morley Capital Accumulation Fund of the advisory fees waived or limited and other expenses reimbursed by UBT pursuant to the Expense Limitation Agreement may be made at a later date when the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund's assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by UBT is not permitted.

         As compensation for UBT's services to the Nationwide Morley Enhanced Income Fund, such Fund is obligated to pay UBT a fee computed and accrued daily and paid monthly at an annual rate of 0.35% of the average daily net assets of the Fund. In the interest of limiting the expenses of the Fund, UBT has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement"). Pursuant to the Expense Limitation Agreement, UBT has agreed to waive or limit its fees and to assume other expenses (except for Rule 12b-1 Fees and Administrative Service Fees) to the extent necessary to limit the total annual operating expenses of each Class of the Fund to 0.90% for Class A, 0.70% for Institutional Service Class and 0.45% for Institutional Class shares. Reimbursement by the Nationwide Morley Enhanced Income Fund of the advisory fees waived or limited and other expenses reimbursed by UBT pursuant to the Expense Limitation Agreement may be made at a later date when the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund's assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by UBT is not permitted.

THE INDEX FUNDS

      Each Index Fund invests all of its assets in shares of the corresponding Series of the Quantitative Master Series Trust. Accordingly, the Index Funds do not invest directly in portfolio securities and do not require investment advisory services. All portfolio management occurs at the level of the Quantitative Master Series Trust. Quantitative Master Series Trust has entered into a management agreement ("Management Agreement") with Fund Asset Management ("FAM"). However, Villanova SA Capital Trust ("VSA") provides administrative services to the Index Funds and monitors the series of the Quantitative Master Series Trust.

      FAM provides the Quantitative Master Series Trust with investment advisory and management services. Subject to the supervision of the Board of Trustees of the Quantitative Master Series Trust, FAM is responsible for the actual management of each Series' portfolio and constantly reviews the Series' holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with FAM. FAM performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Series.

      Securities held by the Series of the Quantitative Master Series Trust may also be held by, or be appropriate investments for, other funds or investment advisory clients for which FAM or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities by FAM for the Series or other funds for which it acts as investment adviser or for its advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of FAM or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold there may be an adverse effect on price.

      As discussed in the Prospectus for the Index Funds, FAM receives for its services to the Series monthly compensation at the annual rates of the average daily net assets of each Series as follows:

NAME OF SERIES                                                          MANAGEMENT FEE
--------------                                                          --------------
Master Small Cap Index Series.........................................        0.08%
Master Mid Cap Index Series...........................................        0.01%
Master Aggregate Bond Index Series....................................        0.01%
Master International (Capitalization Weighted) Index Series...........        0.01%

      The table below sets forth information about the total investment advisory fees paid by the Series(1) to FAM, and any amount voluntarily waived by FAM.

                                 SMALL CAP INDEX         AGGREGATE BOND INDEX           MID CAP INDEX         MASTER INTERNATIONAL
                                      SERIES                   SERIES                       SERIES                INDEX SERIES
                                      ------                   ------                       ------                ------------
DECEMBER 31, 2000
Contractual amount                  $ 15,024                  $ 28,804                  $    744                  $  1,201
Amount waived (if                     15,024                        --                       744                     1,201
applicable)

DECEMBER 31, 1999
Contractual amount                    46,744                   185,365                         3                         6
Amount waived (if                     23,839                        --                         3                         6
applicable)

DECEMBER 31, 1998
Contractual amount                    61,476                   238,378                                             142,489
Amount waived (if                     61,476                     2,537                                              87,182
applicable)

----------------
(1) The Master Mid Cap Index Series and Master International Index Series commenced operations on December 30, 1999.

      The Management Agreement obligates FAM to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of Quantitative Master Series Trust connected with investment and economic research, trading and investment management of the Quantitative Master Series Trust, as well as the fees of all Trustees who are affiliated persons of FAM or any of their affiliates. Each Series pays all other expenses incurred in the operation of the Series (except to the extent paid by FAM Distributors, Inc.), including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports, copies of the registration statements, charges of the custodian, any sub-custodian and transfer agent, expenses of portfolio transactions, expenses of redemption of shares, Securities and Exchange Commission fees, expenses of registering the shares under federal, state or foreign laws, fees and out-of-pocket expenses of unaffiliated Trustees, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by Quantitative Master Series Trust or the Series. FAM Distributor's, Inc. will pay certain of the expenses of the Quantitative Master Series Trust incurred in connection with the offering of its shares of beneficial interest of each of the Series.

      FAM is a limited partnership, the partners of which are ML & Co. and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of FAM as defined under the 1940 Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

      Unless earlier terminated as described below, the Management Agreement will remain in effect from year to year with respect to each Series if approved annually (a) by the Board of Trustees or by a majority of the outstanding shares of the Series and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the 1940 Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Series.

      VSA will reimburse expenses in order to limit total annual Fund operating expenses as follows:

      - Nationwide Small Cap Index Fund to 0.79% for Class A shares, 1.39% for Class B shares and 0.29% for Institutional Class shares

      - Nationwide Mid Cap Market Index Fund to 0.81% for Class A shares, 1.26% for Class B shares and 0.31% for Institutional Class shares

      - Nationwide International Index Fund to 0.86% for Class A shares, 1.46% for Class B shares and 0.31% for Institutional Class shares

      - Nationwide Bond Index Fund to 0.81% for Class A shares, 1.41% for Class B shares and 0.31% for Institutional Class shares

VILLANOVA GLOBAL ASSET MANAGEMENT TRUST

      Villanova Global Asset Management Trust ("VGAMT") oversees the management of the Gartmore Emerging Markets, Gartmore International Growth, Gartmore Global Leaders, Gartmore European Growth, Gartmore Global Small Companies, Gartmore OTC and Gartmore International Small Cap Growth Funds (collectively, the "Gartmore Funds") pursuant to an Investment Advisory Agreement with the Trust. Pursuant to the Investment Advisory Agreement, VGAMT either provides portfolio management for the Gartmore Funds directly or hires and monitors subadvisers who are responsible for daily portfolio management. VGAMT pays the compensation of the Trustees affiliated with VGAMT. The officers of the Trust receive no compensation from the Trust. VGAMT pays all expenses it incurs in providing service under the Investment Advisory Agreement, other than the cost of investments.

      The Investment Advisory Agreement also provides that VGAMT shall not be liable for any act or omission in providing advisory services, or for any loss arising out of any investment, unless it has acted with willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement. After an initial two-year period, the Investment Advisory Agreement must be approved each year by the Trust's board of trustees or by shareholders in order to continue. The Investment Advisory Agreement terminates automatically if it is assigned and it may be terminated without penalty by vote of a majority of the outstanding voting securities, or by either party, on not less than 60 days written notice.

      VGAMT, a Delaware business trust, is a wholly owned subsidiary of Nationwide Global Holding, Inc. ("NGH"), a holding company. Nationwide Corporation owns 100% of the common stock of NGH and as such may control NGH. As stated previously, Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company together own all of the common stock of Nationwide Corporation.

      Subject to the supervision of VGAMT and the Trustees, the subadviser manages a Fund's assets in accordance with such Fund's investment objective and policies. Each subadviser shall make investment decisions for such Fund, and in connection with such investment decisions, shall place purchase and sell orders for securities.

      Each subadviser selected by VGAMT provides investment advisory services to one or more Funds pursuant to a Subadvisory Agreement. Each of the Subadvisory Agreements specifically provides that the subadviser shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under such Agreement. After an initial two-year period, each Subadvisory Agreement must be approved each year by the Trust's board of trustees or by shareholders in order to continue. Each Subadvisory Agreement terminates automatically if it is assigned. It may also be terminated without penalty by vote of a majority of the outstanding voting securities, or by either party, on not less than 60 days written notice.

      For services provided under the Investment Advisory Agreement, VGAMT receives an annual fee paid monthly based on average daily net assets of the applicable Fund according to the following schedule:

FUND                                                     FEE
                                                         ---
Gartmore Emerging Markets Fund and                       1.15% of the Fund's average daily
Gartmore Global Small Companies Fund                     net assets

Gartmore International Growth Fund,                      1.00% of the Fund's average daily
Gartmore Global Leaders Fund,                            net assets
Gartmore European Growth Fund,
Gartmore OTC Fund

Gartmore International Small Cap Growth Fund             1.10% of the Fund's average daily
                                                         net assets

      Like VMF, VGAMT has agreed to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual Fund operating expenses for certain Funds of the Trust as follows(1):

- Gartmore Emerging Markets Fund to 2.15% for Class A shares, 2.75% for Class B shares, 2.75% for Class C shares and 1.82% for Institutional Service Class shares

- Gartmore International Growth Fund to 1.85% for Class A shares, 2.45% for Class B shares, 2.45% for Class C shares and 1.52% for Institutional Service Class shares

- Gartmore Global Leaders Fund to 1.75% for Class A shares, 2.35% for Class B shares, 2.35% for Class C shares and 1.42% for Institutional Service Class shares

- Gartmore European Growth Fund to 1.80% for Class A shares, 2.40% for Class B shares and 1.47% for Institutional Service Class shares

- Gartmore Global Small Companies Fund to 2.15% for Class A shares, 2.75% for Class B shares and 1.82% for Institutional Service Class shares

- Gartmore OTC Fund to 1.80% for Class A shares, 2.40% for Class B shares, 2.40% for Class C shares, 1.47% for Institutional Service Class shares and 1.32% for Institutional Class shares

- Gartmore International Small Cap Growth Fund to 1.85% for Class A shares, 2.45% for Class B shares, 2.45% for Class C shares, 1.52% for Institutional Service Class shares and 1.37% for Institutional Class shares

-----------------------
(1)   The expense limits are in effect through February 28, 2002.

      During the fiscal years ended October 31, 2000, 1999 and 1998, VGAMT received the following fees for investment advisory services:

                                                  YEAR ENDED OCTOBER 31,
          FUND                                 2000        1999       1998
          ----                                 ----        ----       ----
Gartmore Emerging Markets Fund(1)            $ 8,441        N/A        N/A
Gartmore Global Leaders Fund(1)                7,813        N/A        N/A
Gartmore International Growth Fund(1)         15,417        N/A        N/A

-----------------------
(1)   The Fund commenced operations August 30, 2000.

      The other funds of the Trust for which VGAMT serves as investment advisor had not yet begun operations as of October 31, 2000.

      VGAMT has selected Gartmore Global Partners ("Gartmore") to be the subadviser to each of the Gartmore Funds. For the services it provides, Gartmore receives the following fees from VGAMT:

Gartmore Emerging Markets Fund and                     0.575% of the Fund's average daily
Gartmore Global Small Companies Fund                   net assets

Gartmore International Growth Fund,                    0.50% of the Fund's average daily
Gartmore Global Leaders Fund,                          net assets
Gartmore European Growth Fund and
Gartmore OTC Fund

Gartmore International Small Cap Growth Fund           0.55% of the Fund's average daily
                                                       net assets

      These fees are calculated at an annual rate based on each Fund's average daily net assts.

      Gartmore is a global asset manager dedicated to servicing the needs of U.S. based investors. Gartmore was formed in 1995 as a registered investment adviser and manages over $1 billion in assets.

      VGAMT paid to Gartmore subadvisory fees in amount of $31,671 for the fiscal periods ended October 31, 2000.

DISTRIBUTOR

      NAS currently serves as underwriter for each of the Funds in the continuous distribution of its shares pursuant to a Underwriting Agreement dated as of May 9, 1998, as amended as of December 29, 1999 (the "Underwriting Agreement").1 Unless otherwise terminated, the Underwriting Agreement will continue in effect until May 9, 2000, and year to year thereafter for successive annual periods, if, as to each Fund, such continuance is approved at least annually by (i) the Trust's Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the Investment Company Act of 1940) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the Investment Company Act of 1940.

      In its capacity as Distributor, NAS solicits orders for the sale of Shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities. NAS receives no compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the sales charge, if any, imposed upon sales of Shares of each of the Funds.

      During the fiscal years ended October 31, 2000, 1999 and 1998, NAS received the following commissions from the sale of shares of the Funds(1):

                                                                    YEAR ENDED OCTOBER 31,
          FUNDS                                           2000              1999             1998
          -----                                           ----              ----             ----
Gartmore Millennium Growth Fund                       $  214,573            43,017        $   20,296
Gartmore Growth Fund(1)                                  505,403           707,023         1,058,927
Gartmore Total Return Fund(1)                          1,145,479         2,685,806         3,502,971
Nationwide Bond Fund(1)                                   63,687           118,837           112,368
Nationwide Tax-Free Income Fund                          102,317           215,544            87,774
Nationwide Government Fund(2)                             16,156            64,776            25,366
Nationwide Long-Term U.S.                                 14,998            78,652             7,157
   Government Bond Fund(2)
Nationwide S&P 500 Index Fund(3)                           9,492               N/A               N/A
Nationwide Large Cap Value Fund(3)                        11,974             8,892                --
Nationwide Large Cap Growth Fund(3)                       76,645            25,927                --
Nationwide Small Cap Fund(3)                              23,970             6,175                --

(2) Notwithstanding the discussion in this paragraph concerning the termination of the Underwriting Agreement, the Trust anticipates that Villanova Distribution Services, Inc. will become the underwriter for the Funds on or about June 30, 2001.

Prestige International Fund(3)                             5,089             1,195                --
Prestige Balanced Fund(3)                                 11,600            17,306                --
Nationwide Morley Capital Accumulation Fund(4)               N/A                --                --
Gartmore Value Opportunities Fund(5)                      21,410                --                --
Nationwide Morley Enhanced Income Fund(5)                  5,445                --                --
Nationwide High Yield Bond(5)                              3,532                --                --

----------
(1) This information includes commissions from the sale of shares of the Acquired Funds prior to the Reorganization.

(2) The Board of Trustees has approved holding a shareholder meeting for the Nationwide Long-Term U.S. Government Bond Fund on March 9, 2001. At that meeting, shareholders will be asked to approved the merger of the Nationwide Long-Term U.S. Government Bond Fund into the Nationwide Government Bond Fund. The latter was formerly known as the Nationwide Intermediate U.S. Government Bond Fund. If approved, the merger will occur as soon as practicable. Sales for each Fund to the public commenced July 24, 1998.

(3)   The Fund commenced operations on November 2, 1998.

(4)   The Fund commenced operations on February 1, 1999.

(5)   The Fund commenced operations on December 29, 1999.

      The other Funds of the Trust for which NAS serves as underwriter had not yet begun operations as of October 31, 2000.

      NAS also receives the proceeds of contingent deferred sales charges imposed on certain redemptions of shares. During the fiscal years ended October 31, 2000, 1999 and 1998, NAS received the following amounts(1):

                                                          YEAR ENDED OCTOBER 31,
            FUNDS                                  2000           1999            1998
            -----                                  ----           ----            ----
Gartmore Millennium Growth Fund(1)                29,934        $ 1,160            $--
Gartmore Growth Fund                             107,445         17,650             --
Gartmore Total Return Fund                       445,655         85,844            254
Nationwide Bond Fund                              19,420          5,307          6,107
Nationwide Tax-Free Income Fund(1)                54,421         15,816            111
Nationwide Government Fund                         7,510          2,553             --
Nationwide Long-Term U.S.                         13,837          4,279             --
   Government Bond Fund
Nationwide S&P 500 Index Fund(2)                   9,915             --             --
Nationwide Large Cap Value Fund(3)                 7,095             --             --
Nationwide Large Cap Growth Fund(3)               64,036            306             --
Nationwide Small Cap Fund(3)                      13,483              5             --
Prestige International Fund(3)                     4,891             --             --
Prestige Balanced Fund(3)                          6,513             --             --
Morley Capital Accumulation Fund(4)                  N/A             --             --
Gartmore Value Opportunities Fund(5)               2,572             --             --
Nationwide Morley Enhanced Income Fund(5)            N/A             --             --
Nationwide High Yield Bond Fund(5)                   341             --             --

------------------

(1) This information includes commissions from the redemption of shares of the Acquired Funds prior to the Reorganization.

(2)   Sales to the public commenced July 24, 1998.

(3)   The Fund commenced operations on November 2, 1998.

(4)   Sales to the public commenced February 1, 1999.

(5)   The Fund commenced operations December 29, 1999.

      From such fees, NAS retained $______, $1,455,245 and $1,048,391 for 2000,
1999 and 1998, respectively, after reallowances to dealer. NAS reallows to dealers 5.00% of sales charges on Class A shares of the Stock Funds, 4.00% on Class B shares of the Funds, 4.00% on Class D shares of the Funds, and 4.00% on Class A of the Bond Funds.

DISTRIBUTION PLAN

      The Funds have adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the 1940 Act. The Plan permits the Funds to compensate NAS, as the Funds' Distributor, for expenses associated with the distribution of shares of the Funds. Although actual distribution expenses may be more or less, under the Plan the Funds pay NAS an annual fee in an amount that will not exceed the following amounts:

-     0.25% of the average daily net assets of Class A shares of each Fund and

- 0.25% of the Service Class Shares and IRA Class shares of the Nationwide Morley Capital Accumulation Fund;

- 0.25% of the average daily net assets of Service Class Shares of the Investor Destinations Funds;

- 1.00% of the average daily net assets of Class B and Class C shares for each of the Funds other than the Nationwide Bond, Nationwide Government Bond, Nationwide Long-Term U.S. Government Bond and Nationwide Tax-Free Funds (the "Bond Funds");

- 0.85% of the average daily net assets of the Class B and Class C shares of the Bond Funds;

- 0.15% of the average daily net assets of Service Class shares of the Money Market and S&P 500 Index Funds; and

-     0.07% of the average daily net assets of the Local Fund shares.

      Distribution expenses paid by NAS may include the costs of marketing, printing and mailing prospectuses and sales literature to prospective investors, advertising, and compensation to sales personnel and broker-dealers as well as payments to broker-dealers for shareholder services.

      During the fiscal year ended October 31, 2000, NAS received the following distribution fees under the Plan(1):

                                                                                                            LOCAL
                                                                                             SERVICE         FUND
          FUNDS                                 CLASS A         CLASS B           CLASS C     CLASS         SHARES
          -----                                 -------         -------           -------     -----         ------
Gartmore Millennium Growth Fund                $ 16,261        $ 28,144             N/A        N/A             N/A
Gartmore Growth Fund                             23,468          79,338             N/A        N/A             N/A
Gartmore Total Return Fund                      140,774         465,406             N/A        N/A             N/A
Nationwide Bond Fund                              8,280          14,717             N/A        N/A             N/A
Nationwide Tax-Free Income Fund                   6,309          33,603             N/A        N/A             N/A
Nationwide Government Bond Fund                 132,682           9,570             N/A        N/A             N/A
Nationwide Long-Term U.S.                         7,206          15,141             N/A        N/A             N/A
   Government Bond Fund
Nationwide Money Market Fund                        N/A             N/A             N/A   $166,277             N/A
Nationwide S&P 500 Index Fund                     2,237           3,628             N/A    205,724        $ 14,190
Nationwide Large Cap Value Fund                  70,122           3,085             N/A        N/A             N/A
Nationwide Large Cap Growth Fund                 94,012          28,009             N/A        N/A             N/A
Nationwide Small Cap Fund                        55,500           5,242             N/A        N/A             N/A
Prestige International Fund                      37,409           1,562             N/A        N/A             N/A
Prestige Balanced Fund                            7,896          23,006             N/A        N/A             N/A
Gartmore Value Opportunities Fund                 2,373           4,162             N/A        N/A             N/A
Nationwide High Yield Fund                        4,173             558             N/A        N/A             N/A
Investor Destinations Aggressive Fund                14              58             N/A        260             N/A
Investor Destinations Moderately                     15              57             N/A        220             N/A
   Aggressive Fund
Investor Destinations Moderate Fund                  16              64             N/A        111             N/A
Investor Destinations Moderately                     15              58             N/A        384             N/A
   Conservative Fund
Investor Destinations Conservative Fund              15              59             N/A         79             N/A
Nationwide Small Cap Index Fund                      26             N/A             N/A        N/A             N/A
Nationwide Mid Cap Market Index Fund              5,839             N/A             N/A        N/A             N/A
Nationwide International Index Fund                 298             N/A             N/A        N/A             N/A
Nationwide Bond Index Fund                        3,044             N/A             N/A        N/A             N/A
Gartmore Growth 20 Fund                             816           2,630             N/A        N/A             N/A
Gartmore Global Technology and                    1,954           6,730             N/A        N/A             N/A
   Communications Fund
Gartmore Emerging Markets Fund                      613           2,443             N/A        N/A             N/A
Gartmore International Growth Fund                1,287           5,133             N/A        N/A             N/A
Gartmore Global Leaders Fund                        653           2,599             N/A        N/A             N/A

-----------------
(1) The other Funds of the Trust for which NAS acts as distributor had not commenced operations as of October 31, 2000.

                                            SERVICE CLASS SHARES       IRA CLASS SHARES
                                            --------------------       ----------------
Nationwide Morley Capital Accumulation            $13,728                 $ 4,609
Nationwide Morley Enhanced Income                     387                     N/A

      As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan was initially approved by the Board of Trustees on March 5, 1998, and is amended from time to time upon approval by the Board of Trustees. The Plan may be terminated as to a Class of a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of that Class. Any change in the Plan that would materially increase the distribution cost to a Class requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Trustees including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding Shares of the applicable Class. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan as to a Fund must determine that there is a reasonable likelihood that the Plan will benefit such Fund and its Shareholders.

      The Board of Trustees of the Trust believes that the Plan is in the best interests of the Funds since it encourages Fund growth and maintenance of Fund assets. As the Funds grow in size, certain expenses, and therefore total expenses per Share, may be reduced and overall performance per Share may be improved.

      NAS may enter into, from time to time, Rule 12b-1 Agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of a Fund's Shares including, but not limited to, those discussed above.

ADMINISTRATIVE SERVICES PLAN

      Under the terms of an Administrative Services Plan, a Fund is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers and financial institutions, who agree to provide certain administrative support services in connection with the Class A, Class D, Institutional Service Class and Service Class shares of the Funds (as applicable), the Prime shares of the Money Market Fund, and the IRA Class shares of the Morley Capital Accumulation Fund. Such administrative support services include, but are not limited to, the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, providing periodic statements showing the account balance for beneficial owners or for plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.

      As authorized by the particular Administrative Services Plan(s) for the Funds, the Trust has entered into Servicing Agreements for the Funds pursuant to which Nationwide Financial Services, Inc. ("NFS") has agreed to provide certain administrative support services in connection with the applicable Fund shares held beneficially by its customers. In consideration for providing administrative support services, NFS and other entities with which the Trust may enter into Servicing Agreements (which may include NAS) will receive a fee, computed at the annual rate of up to (a) 0.25% of the average daily net assets of the Class A, D or Institutional Service and Service Class shares of each Fund (as applicable) and Prime shares of the Nationwide Money Market Fund, except that Service Class and IRA Class shares of the Morley Capital Accumulation Fund, held by customers of NFS or such other entity will pay 0.15% of the average daily net assets of the Fund.

      The Trust has also entered into a Servicing Agreement pursuant to which Nationwide Investment Services Corporation has agreed to provide certain administrative support services in connection with Service Class shares of the Money Market Fund held beneficially by its customers.

FUND ADMINISTRATION

      Under the terms of a Fund Administration Agreement, Villanova SA Capital Trust ("VSA"), a wholly owned subsidiary of Villanova Capital, Inc., provides for various administrative and accounting services, including daily valuation of the Funds' shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. For these services, each Fund pays VSA an annual fee based on each Fund's average daily net assets according to the following schedule:

             FUND                                             ASSETS                         FEE
             ----                                             ------                         ---
Gartmore Millennium Growth Fund,                       $0 up to $250 million                0.07%
Gartmore Growth Fund,                                  $250 million up to $1 billion        0.05%
Nationwide Bond Fund, Nationwide Tax-Free              $1 billion and more                  0.04%
Income Fund, Gartmore Total Return Fund,
Nationwide Government Bond Fund,
Long-Term U.S. Government Bond Fund,
Nationwide Money Market Fund,
Nationwide Morley Capital
Accumulation Fund(1), Nationwide Growth
Focus Fund, Gartmore Global Technology and
Communications Fund, Nationwide Global
Health Sciences Fund, Gartmore Emerging
Markets Fund, Gartmore International Growth

Fund, Gartmore Global Leaders Fund,
Gartmore European Growth Fund, Gartmore
Global Small Companies Fund, Gartmore OTC
Fund, Gartmore International Small Cap
Growth Fund, Gartmore Value Opportunities Fund,
Nationwide Morley Enhanced Income
Fund, Gartmore Growth 20
Fund, Nationwide High Yield Bond Fund(2),

Nationwide S&P 500 Index Fund and                      $0 to $1 billion                     0.05%
NorthPointe Small Cap Value Fund(2)                    $1 billion or more                   0.04%

Nationwide Large Cap Value Fund,                       $0 up to $250 million                0.10%
Nationwide Large Cap Growth Fund(2),                   $250 million up to $1 billion        0.06%
Prestige International Fund, Prestige                  $1 billion or more                   0.04%
Balanced Fund and
Nationwide Small Cap Fund(2)

Nationwide Investor Destinations Aggressive            $0 up to $250 million                0.07%
Fund(2), Nationwide Investor Destinations              $250 million and more                0.05%
Moderately Aggressive Fund(2), Nationwide
Investor Destinations Moderate Fund(2),
Nationwide Investor Destinations
Moderately Conservative Fund(2), Nationwide
Investor Destinations Conservative Fund(2)


Nationwide Mid Cap Index Fund(2)                       $0 up to $250 million                0.29%
and Nationwide Bond Index Fund(2)                      $250 million and more                0.26%

Nationwide International Index Fund(2)                 $0 up to $250 million                0.34%
                                                       $250 million and more                0.31%

-----------------------
(1) Subject to a minimum of $50,000 per year for Nationwide Morley Capital Accumulation Fund.

(2)   Subject to a minimum of $75,000 per Fund per year.

      Prior to September 1, 1999, NAS provided fund administration services to the Funds which existed at that time. Effective September 1, 1999, the fund administration services previously performed for the Funds by NAS were transferred to VSA, an affiliate of NAS and an indirect subsidiary of NFS. In addition, BISYS Fund Services Ohio, Inc. began performing certain fund administration services pursuant to a Sub-Administration Agreement also effective September 1, 1999. After these changes were implemented, there was no change in the fees charged for fund administration services for each of the Funds.

      During the fiscal years ended October 31, 2000, 1999 and 1998, NAS/VSA(1) received fund administration fees from the Funds as follows:

                                                                        YEAR ENDED OCTOBER 31,
FUND                                                         2000               1999              1998
----
Gartmore Millennium Growth Fund                          $   20,136        $    7,733        $    3,308
Gartmore Growth Fund                                        541,769           553,398           248,049
Gartmore Total Fund                                       1,063,967         1,146,258           470,352
Nationwide Tax-Free Income Fund                             153,092           175,965            88,596
Nationwide Bond Fund                                         84,085            94,488            44,441
Nationwide Government Fund                                   74,254            44,004            16,351
Nationwide Long-Term U.S. Government Bond Fund               23,504            27,727            13,998
Nationwide Money Market Fund                                723,852           624,729           257,123
Nationwide S&P 500 Index Fund(3)                            106,035            30,506             2,814
Nationwide Large Cap Value Fund(3)                           75,000            75,000                --
Nationwide Large Cap Growth Fund(3)                          75,000            75,000                --
Nationwide Small Cap Fund(3)                                 75,000            75,000                --
Prestige International Fund(3)                               75,000            75,000                --
Prestige Balanced Fund(3)                                    75,000            75,000                --
Nationwide Morley Capital Accumulation Fund(4)               50,000             2,899                --
Gartmore Value Opportunities Fund(5)                         63,115                --                --
Morley Enhanced Income Fund(5)                               63,115                --                --
Nationwide High Yield Bond Fund(5)                           56,405                --                --
Nationwide Investor Destinations Aggressive                  44,058                --                --
Fund(6)
Nationwide Investor Destinations Moderately                  44,058                --                --
Aggressive Fund(6)
Nationwide Investor Destinations Moderate Fund(6)            44,058                --                --
Nationwide Investor Destinations Moderately                  44,058                --                --
Conservative Fund(6)
Nationwide Investor Destinations Conservative                44,058                --                --
Fund(6)
Nationwide Small Cap Index Fund(7)                           63,115                --                --
Nationwide Mid Cap Market Index Fund(7)                      63,115                --                --
Nationwide International Index Fund(7)                       63,115                --                --
Nationwide Bond Index Fund(7)                                63,115                --                --
NorthPointe Small Cap Value Fund(8)                          24,795
Gartmore Growth 20 Fund(9)                                   24,795
Gartmore Global Technology and Communications                24,795
Fund(9)
Gartmore Emerging Markets Fund(10)                           12,500
Gartmore International Growth Fund(10)                       12,500
Gartmore Global Leaders Fund(10)                             12,500

----------
(1) Prior to September 1, 1999, all fund administration fees were paid to NAS. After September 1, 1999, these fees were paid to VSA.

(2)   The Fund commenced operations July 24, 1998.

(3)   The Fund commenced operations November 2, 1998.

(4)   The Fund commenced operations February 1, 1999.

(5)   The Fund commenced operations December 29, 1999.

(6)   The Fund commenced operations March 31, 2000.

(7)   The Fund commenced operations December 29, 2000.

(8)   The Fund commenced operations June 29, 2000.

(9)   The Fund commenced operations June 30, 2000.

(10)  The Fund commenced operations August 30, 2000.

      The other Funds of the Trust for which VSA acts as administrator had not yet commenced operations as of October 31, 2000.

SUB-ADMINISTRATORS

      VSA has entered into a Sub-Administration Agreement with BISYS Fund Services Ohio, Inc. ("BISYS"), effective September 1, 1999, to provide certain fund administration services for each of the Funds. For these services, VSA pays BISYS a fee equal to the greater of $50,000 or an annual fee at the following rates based on the average daily net assets of the aggregate of all the funds of the Trust that BISYS is providing such services for:

                          Assets                           Fee
                  $0 up to $13 million                    0.045%
                  $13 million up to $25 million           0.02%
                  $25 million up to $50 million           0.015%
                  $50 million and more                    0.01%

      For the fiscal years ended October 31, 2000, and the period of September 1, 1999 through October 31, 1999, BISYS received $6,385,351 and 1,965,403, respectively.

      VSA has also entered into a Sub-Administration Agreement with FAM, effective December 29, 1999, that covers the fund accounting, custody and other administrative expenses at the Series level with respect to the Index Funds only. For these services, VSA pays Fund Asset Management, L.P. an annual fee based on the average daily net assets as follows: 0.07% for the Small Cap Index Fund, 0.09% for the Mid Cap Index Fund, 0.14% for the International Index Fund and 0.09% for the Bond Index Fund.

TRANSFER AGENT

      Nationwide Investors Services, Inc. ("NISI"), a wholly owned subsidiary of VSA, Three Nationwide Plaza, Columbus, Ohio 43215, serves as transfer agent and dividend disbursing agent for each of the Funds. For these services, NISI receives an annual fee from each of the Funds according to the following schedule (beginning December 27, 2000):

-     $20 per account for Class A, Class B, Class C and Class D shares of the
      Funds;

-     $30 per account for the Prime Shares of the Nationwide Money Market Fund;
      and

- 0.01% of the average daily net assets of each of the Service Class, Institutional Service Class, Institutional Class, IRA Shares and Local Fund Shares, as applicable.

During the fiscal years ended October 31, 2000, 1999 and 1998, NISI received the following transfer agent fees from the Funds(1):

                                                                          YEARS ENDED OCTOBER 31,
                 FUNDS                                           2000              1999              1998
                 -----                                           ----              ----              ----
Gartmore Millennium Growth Fund                              $   57,122        $   24,498        $   12,379
Gartmore Growth Fund                                            992,246           807,251           785,969
Gartmore Total Return Fund                                    1,841,252         1,349,999         1,018,754
Nationwide Bond Fund                                             27,453           145,000           142,149
Nationwide Tax-Free Income Fund                                  25,832           136,073           144,397
Nationwide Government Bond Fund                                  30,542            38,402             38,12
Nationwide Long-Term U.S.                                        42,455            36,674            34,092
   Government Bond Fund
Nationwide Money Market Fund                                    989,953           751,908           701,561
Nationwide S&P 500 Index Fund(3)                                 26,973             6,101               563
Nationwide Large Cap Value Fund(3)                                7,866             1,397                --
Nationwide Large Cap Growth Fund(3)                              51,260             7,229                --
Nationwide Small Cap Fund(3)                                     12,415             1,371                --
Prestige International Fund(3)                                    4,243               736                --
Prestige Balanced Fund(3)                                         6,166             1,849                --
Nationwide Morley Capital Accumulation Fund(4)                    1,393               415                --
Gartmore Value Opportunities Fund(5)                              2,562                --                --
Nationwide Morley Enhanced Income Fund(5)                         1,189                --                --
Nationwide High Yield Bond Fund(5)                                2,523                --                --
Nationwide Investor Destinations Aggressive Fund(6)                 112                --                --
Nationwide Investor Destinations                                    101                --                --
   Moderately Aggressive Fund(6)
Nationwide Investor Destinations Moderate Fund(6)                    92                --                --
Nationwide Investor Destinations                                    103                --                --
   Moderately Conservative Fund(6)
Nationwide Investor Destinations Conservative Fund(6)                91                --                --
Nationwide Small Cap Index Fund(7)                                  141                --                --
Nationwide Mid Cap Market Index Fund(7)                             412                --                --
Nationwide International Index Fund(7)                            1,087                --                --
Nationwide Bond Index Fund(7)                                       177                --                --
NorthPointe Small Cap Value Fund(8)                                 669                --                --
Gartmore Growth 20 Fund(9)                                          504                --                --
Gartmore Global Technology and                                      543                --                --
   Communications Fund(9)
Gartmore Emerging Markets Fund(10)                                  296                --                --
Gartmore International Growth Fund(10)                              330                --                --
Gartmore Global Leaders Fund(10)                                    298                --                --

-----------------------
(1) This information includes fees paid to NISI by the Acquired Funds prior to the Reorganization.

(2)   The Fund commenced operation July 24, 1998.

(3)   The Fund commenced operations November 2, 1998.

(4)   The Fund commenced operations February 1, 1999.

(5)   The Fund commenced operations December 29, 1999.

(6)   The Fund commenced operations March 31, 2000.

(7)   The Fund commenced operations December 29, 1999.

(8)   The Fund commenced operations June 29, 2000.

(9)   The Fund commenced operations June 30, 2000.

(10)  The Fund commenced operations August 30, 2000.

         The other Funds of the Trust for which NISI acts as transfer agent had not yet commenced operations as of October 31, 2000.

CUSTODIAN

      The Fifth Third Bank ("Fifth Third"), 38 Fountain Square Plaza, Cincinnati, OH 45263, is the custodian for the Funds and makes all receipts and disbursements under a Custody Agreement. Fifth Third performs no managerial or policy-making functions for the Funds.

LEGAL COUNSEL

      Stradley, Ronon, Stevens and Young LLP, 2600 Commerce Square, Philadelphia, Pennsylvania 19103, serves as the Trust's legal counsel.

AUDITORS

      KPMG LLP, Two Nationwide Plaza, Columbus, OH 43215, serves as the independent auditors for the Trust.

BROKERAGE ALLOCATION

      A Fund's adviser (or a Subadviser) is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any.2 In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer's purchase and sale price. This spread is the dealer's profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short term obligations are normally traded on a "principal" rather than agency

-----------------------
(3) Because the Investor Destinations Funds will invest exclusively in shares of the Underlying Funds and the Nationwide Contract, it is expected that all transactions in portfolio securities will be entered into by the Underlying Funds. And as described above, for the Underlying Funds which are the Index Funds, the transactions in portfolio securities will be entered into at the Series level. For those Underlying Funds which are not Index Funds, the following discussion describes their brokerage allocation policies.

basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

      Except as described below, the primary consideration in portfolio security transactions is best price and execution of the transaction i.e., execution at the most favorable prices and in the most effective manner possible. "Best price-best execution" encompasses many factor affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, availability and reliability of execution, the confidentiality and placement accorded the order, customer service, etc. Both the adviser and the Subadvisers have complete freedom as to the markets in and the broker-dealers through which they seek this result.

      Subject to the primary consideration of seeking best price-best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, and other information or services to the adviser or a Subadviser. In placing orders with such broker-dealers, the adviser or Subadviser will, where possible, take into account the comparative usefulness of such information. Such information is useful to the adviser or Subadviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce the adviser's or Subadviser's normal research activities or expenses.

      Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of variable annuity contracts or variable insurance policies issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker-dealer's selection, nor is the selection of any broker-dealer based on the volume of shares sold.

      There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by the adviser or Subadviser or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are effected only when the adviser or Subadviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

      In purchasing and selling investments for the Funds, it is the policy of each of the subadvisers to obtain best execution at the most favorable prices through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by the Adviser or Subadviser in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, the adviser or subadviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer's firm; the broker-dealer's execution services, rendered on a continuing basis; and the reasonableness of any commissions.

      The Advisers and each Subadviser may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of Section 28(e) of the Securities Exchange Act of 1934, that such commission is reasonable in relation to the value of the brokerage and/or research services provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Any such research and other information provided by brokers to an Adviser or Subadviser is considered to be in addition to and not in lieu of services required to be performed by it under its investment advisory or subadvisory agreement, as the case may be. The fees paid to the Advisers and Subadvisers pursuant to their respective investment advisory or subadvisory agreement are not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to the Advisers or a Subadviser in serving their other clients. All research services received from the brokers to whom commission are paid are used collectively, meaning such services may not actually be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services. Subject to the policy of the Advisers and Subadvisers to obtain best execution at the most favorable prices through responsible broker-dealers, each also may consider the broker-dealer's sale of shares of any fund for which it serves as investment adviser, subadviser or administrator.

      During the fiscal years ended October 31, 2000, 1999 and 1998, the following brokerage commissions were paid by the Funds(1):

                                                               YEAR ENDED OCTOBER 31,
                         FUND                     2000                 1999                 1998
                         ----                     ----                 ----                 ----
       Gartmore Millenium Growth Fund         $  164,608           $    9,962           $   10,084
       Gartmore Growth Fund                    2,000,121              570,060              712,200
       Gartmore Total Return Fund              3,750,162            1,027,517              934,759
       Nationwide S&P 500 Index Fund             113,899               42,996                8,386(2)
       Nationwide Large Cap Value Fund            69,895               46,392(3)                --
       Nationwide Large Cap Growth Fund           35,585               35,460(3)                --
       Nationwide Small Cap Fund                  69,987               60,147(3)                --
       Prestige International Fund                39,735               21,586(3)                --
       Prestige Balanced Fund                      3,990                3,249(3)                --
       Nationwide Morley Capital                    None                 None(4)                   --
          Accumulation Fund
       Gartmore Value Opportunities Fund          23,825(5)                --                   --
       Nationwide Morley Enhanced Income Fund    None(5)                   --                   --
       Nationwide High Yield Bond Fund           None(5)                   --                   --

----------
(1) This information includes commissions paid by the Acquired Funds prior to the Reorganization.

(2)   The Fund commenced operations July 24, 1998.

(3)   The Fund commenced operations November 2, 1998.

(4)   The Fund commenced operations February 1, 1999.

(5)   The Fund commenced operations December 29, 1999.

      As of October 31, 2000, the Nationwide Large Cap Growth Fund, S&P 500 Index Fund, Gartmore Total Return Fund, Gartmore Millenium Growth Fund and Money Market Fund held investments in securities of their regular broker-dealers as follows:

                                   APPROXIMATE AGGREGATE VALUE OF
                                    ISSUER'S SECURITIES OWNED BY               NAME OF
FUND                                THE FUND AT OCTOBER 31, 2000           BROKER OR DEALER
----                                ----------------------------           ----------------
Nationwide Money Market Fund                $40,693,101               Bear, Stearns & Co., Inc.
Nationwide Money Market Fund                 34,748,390               Morgan Stanley Dean Witter Co.
Nationwide Money Market Fund                 39,876,700               J.P. Morgan & Co.
Nationwide Money Market Fund                 45,254,106               Merrill Lynch & Co., Inc.
Nationwide S&P 500 Index Fund                   665,807               J.P. Morgan & Co.
Nationwide S&P 500 Index Fund                   367,650               Lehman Brothers Inc.
Nationwide S&P 500 Index Fund                   180,723               Bear, Stearns & Co., Inc.

      Under the Investment Company Act of 1940, "affiliated persons" of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, each Fund may purchase securities from underwriting syndicates of which a Subadviser or any of its affiliates, as defined in the Investment Company Act of 1940, is a member under certain conditions, in accordance with Rule 10f-3 under the Investment Company Act of 1940.

      Each of the Funds contemplate that, consistent with the policy of obtaining best results, brokerage transactions may be conducted through "affiliated brokers or dealers," as defined in the Investment Company Act of 1940. Under the Investment Company Act of 1940, commissions paid by a Fund to an "affiliated broker or dealer" in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is the Funds' policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of the adviser or the appropriate Subadviser, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker's or dealer's most favored unaffiliated customers, except for accounts for which the affiliated broker or dealer acts as a clearing broker for another brokerage firm and customers of an affiliated broker or dealer that, in the opinion of a majority of the independent trustees, are not comparable to the Fund. The Funds do not deem it practicable or in their best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

THE INDEX FUNDS

      Because the Index Funds will invest exclusively in shares of their corresponding Series, it is expected that all transactions in portfolio securities will be entered into by the Series. Subject to policies established by the Board of Trustees of Quantitative Master Series Trust, Fund Asset Management is primarily responsible for the execution of the Series' portfolio transactions and the allocation of brokerage. Quantitative Master Series Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Series. Where possible, Quantitative Master Series Trust deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of Quantitative Master Series Trust to obtain the best results in conducting portfolio transactions for the Series, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm's general execution and operations facilities and the firm's risk in positioning the securities involved. The portfolio securities of the Series generally are traded on a principal basis and normally do not involve either brokerage commissions or transfer taxes. The cost of portfolio securities transactions of the Series primarily consists of dealer or underwriter spreads. While reasonable competitive spreads or commissions are sought, Quantitative Master Series Trust will not necessarily be paying the lowest spread or commission available. Transactions with respect to the securities of small and emerging growth companies in which the Series may invest may involve specialized services on the part of the broker or dealer and thereby entail higher commissions or spreads than would be the case with transactions involving more widely trading securities.

      Subject to obtaining the best price and execution, broker-dealers who provide supplemental investment research (such as quantitative and modeling information assessments and analyses of the business or prospects of a company, industry or economic sector) to Fund Asset Management may receive orders for transactions by Quantitative Master Series Trust. Information so received will be in addition to and not in lieu of the services required to be performed by Fund Asset Management under its Management Agreement and the expense of Fund Asset Management will not necessarily be reduced as a result of the receipt of such supplemental information. If in the judgment of Fund Asset Management Quantitative Master Series Trust will be benefited by supplemental research services, Fund Asset Management is authorized to pay brokerage commissions to a broker-dealer furnishing such services which are in excess of commissions which another broker-dealer may have charged for effecting the same transaction. Supplemental investment research obtained from such broker-dealers might be used by Fund Asset Management in servicing all of its accounts and all such research might not be used by Fund Asset Management in connection with the Series.

      For the fiscal years ended December 31, 2000, 1999 and 1998, the following table shows the amount of brokerage commissions paid by each Series to Merrill Lynch, Pierce, Fenner & Smith, Incorporated ("Merrill Lynch"), the percentage of each Series brokerage commissions paid to Merrill Lynch, the percentage of each Series aggregate dollar amount of transactions involving the payment of commissions effected through Merrill Lynch and aggregate brokerage commissions paid by each Series:

                                           Small Cap     Aggregate Bond    International    Master Mid Cap
                                            Series           Series           Series           Series(1)
YEAR ENDED DECEMBER 31, 2000(2)
Aggregate brokerage commissions
   paid to Merrill Lynch ............      $    51          $     0          $     0            $     0
  % of Fund's aggregate brokerage
    Commissions Paid To Merrill .....         0.11%               0%               0%                 0%
  % of Fund's aggregate dollar amount
    of transactions effected through
    the broker ......................            0%               0%               0%                 0%
Aggregate brokerage
    Commissions paid ................      $47,880          $     0          $11,665            $ 8,575

YEAR ENDED DECEMBER 31, 1999
Aggregate brokerage commissions
   paid to Merrill Lynch ............      $     0          $     0          $     0            $     0
  % of Fund's aggregate brokerage
    Commissions Paid To Merrill Lynch            0%               0%               0%                 0%
  % of Fund's aggregate dollar amount
    of transactions effected through
    the broker ......................            0%               0%               0%                 0%
Aggregate brokerage
    Commissions paid ................      $20,124          $     0          $26,554            $ 2,763

YEAR ENDED DECEMBER 31, 1998
Aggregate brokerage commissions
   paid to Merrill Lynch ............      $     0          $     0          $ 1,299                N/A
  % of Fund's aggregate brokerage
    Commissions Paid To Merrill Lynch            0%               0%            1.75%               N/A
  % of Fund's aggregate dollar amount
    of transactions effected through
    the broker ......................            0%               0%            0.20%               N/A
Aggregate brokerage
    Commissions paid ................      $50,264          $     0          $74,373                N/A

---------------
(1)  The Master Mid Cap Series commenced operations December 30, 1999.

(2) The information for the year ended December 31, 2000 was provided by Merrill Lynch and was unaudited as of the date of this SAI.

      Under the 1940 Act, persons affiliated with Quantitative Master Series Trust and persons who are affiliated with such persons are prohibited from dealing with Quantitative Master Series Trust as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of Quantitative Master Series Trust, including Merrill Lynch and any of its affiliates, will not serve as Quantitative Master Series Trust's dealer in such transactions. However, affiliated persons of Quantitative Master Series Trust may serve as its broker in listed or OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, Quantitative Master Series Trust may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures adopted by the Board of Trustees of Quantitative Master Series Trust that either comply with rules adopted by the Commission or with interpretations of the Commission staff.

      Certain court decisions have raised questions as to the extent to which investment companies should seek exemptions under the 1940 Act in order to seek to recapture underwriting and dealer spreads from affiliated entities. The Trustees of Quantitative Master Series Trust have considered all factors deemed relevant and have made a determination not to seek such recapture at this time. The Trustees will reconsider this matter from time to time.

      Section 11(a) of the Exchange Act generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for Quantitative Master Series Trust in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from Quantitative Master Series Trust and annual statements as to aggregate compensation will be provided to Quantitative Master Series Trust. Securities may be held by, or be appropriate investments for, the Series as well as other funds or investment advisory clients of Fund Asset Management.

      Because of different objectives or other factors, a particular security may be bought for one or more clients of Fund Asset Management or an affiliate when one or more clients of Fund Asset Management or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve Quantitative Master Series Trust or other clients or funds for which Fund Asset Management or an affiliate acts as manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of Fund Asset Management or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

                  ADDITIONAL INFORMATION ON PURCHASES AND SALES


CLASS A AND CLASS D SALES CHARGES

      The charts below show the Class A and Class D sales charges, which decrease as the amount of your investment increases.


CLASS A SHARES OF THE FUNDS (OTHER THAN BOND FUNDS)

                              SALES CHARGE AS %      SALES CHARGE AS %       DEALER
AMOUNT OF PURCHASE            OF OFFERING PRICE     OF AMOUNT INVESTED     COMMISSION
------------------            -----------------     ------------------     ----------
less than $50,000                  5.75%                   6.10%              5.25%
$50,000 to $99,999                 4.50                    4.71               3.75
$100,000 to $249,999               3.50                    3.63               2.75
$250,000 to $499,999               2.50                    2.56               1.75
$500,000 to $999,999               2.00                    2.04               1.25
$1 million to $24,999,999          0.50                    0.50               0.50
$25 million or more                0.25                    0.25               0.25

CLASS A SHARES OF THE BOND FUNDS

                              SALES CHARGE AS %      SALES CHARGE AS %        DEALER
AMOUNT OF PURCHASE            OF OFFERING PRICE     OF AMOUNT INVESTED      COMMISSION
------------------            -----------------     ------------------      ----------
less than $50,000                  4.50%                   4.71%               4.00%
$50,000 to $99,999                 4.00                    4.17                3.50
$100,000 to $249,999               3.00                    3.09                2.50
$250,000 to $499,999               2.50                    2.56                1.75
$500,000 to $999,999               2.00                    2.04                1.25
$1 million to $24,999,999          0.50                    0.50                0.50
$25 million or more                0.25                    0.25                0.25

In addition to the dealer commissions for Class A shares that are described above, the Funds are authorized to enter into other special compensation arrangements with dealers.

Class D Shares of the Funds

                              SALES CHARGE AS %      SALES CHARGE AS %        DEALER
AMOUNT OF PURCHASE            OF OFFERING PRICE     OF AMOUNT INVESTED      COMMISSION
------------------            -----------------     ------------------      ----------
less than $50,000                  4.50%                   4.71%               4.00%
$50,000 to $99,999                 4.00                    4.17                3.50
$100,000 to $249,999               3.00                    3.09                2.50
$250,000 to $499,999               2.50                    2.56                1.75
$500,000 to $999,999               1.00                    1.01                1.25
$1 million to $24,999,999          0.50                    0.50                0.50
$25 million or more                None                    None                0.25

CLASS C SALES CHARGES.

Sales of Class C shares will be charged a sales charge of 1.00% of the offering price (1.01% of the amount invested). There is no waiver of the Front-end sales charge for Class C shares.

NET ASSET VALUE PURCHASE PRIVILEGE (CLASS A AND D SHARES ONLY)

      The sales charge applicable to Class A and D shares may be waived for the following purchases due to the reduced marketing effort required by NAS:

(1)   shares sold to other registered investment companies affiliated with VMF,

(2)   shares sold:

      (a) to any pension, profit sharing, or other employee benefit plan for the employees of VMF, any of its affiliated companies, or investment advisory clients and their affiliates;

      (b)   to any endowment or non-profit organization;

      (c) to any pension, profit sharing, or deferred compensation plan which is qualified under Sections 401(a), 403(b) or 457 of the Internal Revenue Code of 1986 as amended, dealing directly with NAS with no sales representative involved upon written assurance of the purchaser that the shares are acquired for investment purposes and will not be resold except to the Trust;

      (d) to any life insurance company separate account registered as a unit investment trust;

(3) for Class D shares and Class A shares if there are no Class D shares of a Fund sold:

      (a) to Trustees and retired Trustees of the Trust (including its predecessor Trusts);

      (b) to directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sale representatives, their spouses, children or immediate relatives (immediate relatives include mother, father, brothers, sisters, grandparents, grandchildren, ("Immediate Relatives")), and Immediate Relatives of deceased employees of any member of the Nationwide Insurance Enterprise, or any investment advisory clients of VMF and their affiliates;

      (c) to directors, officers, and full-time employees, their spouses, children or Immediate Relatives and Immediate Relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance Enterprise from time to time, which include but are not limited to Farmland Insurance Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farmers' Association, Ruralite Services, Inc., and Southern States Cooperative;

      (d) to any qualified pension or profit sharing plan established by a Nationwide sales representative for himself/herself and his/her employees;

(4)   Class A shares sold:

      (a) to any person purchasing through an account with an unaffiliated brokerage firm having an agreement with NAS to waive sales charges for those persons;

      (b) to any directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker-dealer having a dealer/selling agreement with NAS;

      (c) to any person who pays for such shares with the proceeds of a sale of mutual fund shares to qualify, the person must have paid an initial sales charge or CDSC on the redeemed shares and the purchase of Class A shares must be made within 60 days of the redemption. This waiver must be requested when the purchase order is placed, and NAS may require evidence of qualification for this waiver.

      (d) to any Class Member of Snyder vs. Nationwide Mutual Insurance Company and Nationwide Life Insurance Company on the initial purchase of shares for an amount no less than $5,000 and no more than $100,000. To be eligible for this waiver, the purchase of Class A shares must come from a source other than the surrender of, withdrawal from, or loan against any existing policy, mutual fund or annuity issued by Nationwide Mutual Insurance Company or its affiliates.

      (e) to any person who pays for such shares with the proceeds of mutual funds shares redeemed from an account in the NEA Valuebuilder Mutual Fund Program. This waiver is only available for the initial purchase if shares were made with such proceeds. NAS may require evidence of qualification for such waiver.

      (f) to certain employer-sponsored retirement plan including pension, profit sharing or deferred compensation plans which are qualified under Sections 401(a), 403(b) or 457 of the Code.

      Provision 4(d) applies only to the Gartmore Millenium Growth Fund, Gartmore Growth Fund, Gartmore Total Return Fund, Bond Fund, Tax-Free Income Fund and Nationwide Government Bond Fund.


CLASS B SHARES OF THE FUNDS AND CDSC

      NAS compensates broker-dealers and financial intermediaries for sales of Class B shares from its own resources at the rate of 4.00% of such sales. A CDSC, payable to NAS, will be imposed on any redemption of Class B shares which causes the current value of your account to fall below the total amount of all purchases made during the preceding six years. THE CDSC IS NEVER IMPOSED ON DIVIDENDS, WHETHER PAID IN CASH OR REINVESTED, OR ON APPRECIATION OVER THE INITIAL PURCHASE PRICE. The CDSC applies only to the lesser of the original investment or current market value.

      Where the CDSC is imposed, the amount of the CDSC will depend on the number of years since you made the purchase payment from which an amount is being redeemed, according to the following table:

                                                     CDSC ON SHARES
           YEARS OF AFTER PURCHASE                     BEING SOLD
           -----------------------                   --------------
           First                                          5.00%
           Second                                         4.00%
           Third                                          3.00%
           Fourth                                         3.00%
           Fifth                                          2.00%
           Sixth                                          1.00%
           Seventh and following                          0.00%

      For purposes of calculating the CDSC, it is assumed that the oldest Class B shares remaining in your account will be sold first. All payments during a month will be aggregated and deemed to have been made on the last day of the preceding month.

      For the Bonds Funds your money will earn daily dividends through the date of liquidation. If you redeem all of your shares in one of the Bond Funds, you will receive a check representing the value of your account, less any applicable CDSC calculated as of the date of your withdrawal, plus all daily dividends credited to your account through the date of withdrawal.

CDSC FOR CLASS A AND CLASS B SHARES

      THE CDSC WILL BE WAIVED IN THE CASE OF A TOTAL OR PARTIAL REDEMPTION FOLLOWING THE DEATH OR DISABILITY (WITHIN THE MEANING OF SECTION 72(m)(7) OF THE
CODE) OF A SHAREHOLDER (ACCOUNTS OWNED BY AN INDIVIDUAL OR AN INDIVIDUAL JOINTLY WITH SPOUSE) IF REDEMPTION OCCURS WITHIN ONE YEAR OF DEATH OR INITIAL DETERMINATION OF DISABILITY.

CDSC FOR CLASS A

      For certain sales of Class A shares at net asset value and without a front-end sales load to employer sponsored retirement plans (other than those investing in the Funds through a variable insurance product), NAS will pay a finder's fee to the Dealer when the shares are purchased. For the Dealer to be eligible for the finder's fee, the following requirements apply:

      - The purchase of shares must be made by one employer sponsored retirement plan within a twelve month period from the first purchase of any Nationwide Family of Funds (Nationwide Funds) Class A shares;

      -     The purchase can be made in any combination of the Nationwide Funds;
            and

      - The employer sponsored plan will be subject to a contingent deferred sales charge for shares redeemed in any employer initiated redemption within the first three years or purchase. The applicable contingent deferred sales charge will be charged as described in the Funds' Prospectus.

         If these conditions are met, a finder's fee will be paid on the purchase at the following rates:

        1.00% for sales of the Funds of $1 million and more but less than $3 million

        0.50% for sales of the Funds of $3 million and more but less than $50 million
        0.25% for sales of the Funds of $50 million or more

      The finder's fee is paid on the aggregate assets of all Funds held at the plan sponsor level.

CDSC FOR CLASS C SHARES

      You will pay a CDSC of 1% if you sell your shares within the first year after you purchased the shares.


CONVERSION FEATURES FOR CLASS B SHARES

      Class B shares which have been outstanding for seven years will automatically convert to Class A shares on the first business day of the next month following the seventh anniversary of the date on which such Class B shares were purchased. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of a sales charge or other charge except that the lower 12b-1 fee applicable to Class A shares shall thereafter be applied to such converted shares. Because the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of the conversion, a shareholder may receive fewer Class A shares than the number of Class B shares converted, although the dollar value of the amount converted will be the same. Reinvestments of dividends and distributions in Class B shares will not be considered a new purchase for purposes of the conversion feature and will convert to Class A shares in the same proportion as the number of the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and distributions.

      If you effect one or more exchanges among Class B shares of the Funds during the seven-year period, the holding period for shares so exchanged will be counted toward such period. If you exchange Class B shares into the Prime Shares of the Money Market Fund for a period of time, the conversion aging period will be stopped during the time period when shares are exchanged into the Money Market Fund.

IN KIND REDEMPTIONS

      The Funds generally plan to redeem their shares for cash with the following exception.

      The Nationwide Morley Capital Accumulation Fund has elected to redeem shares with respect to any one shareholder during any 90-day period solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund at the beginning of the period. Additionally, it intends to redeem shares in cash for any requests of up to $1,000,000.

      As described in their respective Prospectuses, each Fund reserves the right, in circumstances where in its sole discretion it determines that cash redemption payments would be undesirable, to honor any redemption request by transferring some of the securities held by The Fund directly to you. (an "in kind redemption").

REDEMPTION OF SHARES OF THE MORLEY CAPITAL ACCUMULATION FUND

      Other Redemption Requirements. Redemption requests for Service Class and Institutional Class Shares from Plans with more than $1,000,000 in the Fund and which represent a withdrawal of 5% or more of a Plan's assets on any business day must include or be preceded by the following information: (i) the Plan name;
(ii) a listing of the Plan trustee(s); (iii) copies of Plan documents or summaries which describe the investment options available to and restrictions imposed upon Plan participants; (iv) a listing of the allocation of Plan assets across available investment options; (v) for the three year period immediately preceding the withdrawal, a monthly summary of cash flow activity for the investment option in which the Shares are included, detailing contribution and benefit payment amount and amounts transferred to and from other investment options; and (vi) in the case of Plans subject to ERISA, identification of a "Qualified Professional Asset Manager" within the meaning of Department of Labor Prohibited Transaction Class Exemption 84-14 (March 8, 1984). The Fund may waive these requirements under some circumstances. For purposes of this paragraph, "Plans" include employee benefit plans qualified under Section 401(a) of the Internal Revenue Code, "governmental plans" as defined in Section 414(d) of the Code, eligible deferred compensation plans as defined in Section 457 of the Code, and employee benefit plans qualifying under Section 403(b) of the Code.

      Redemption Fees. Generally, redemption requests on all Shares will be subject to a 2% redemption fee when the Trigger is "active." The redemption fee will be retained by the Fund to help minimize the impact the redemptions may have on Fund performance and to support administrative costs associated with redemptions from the Fund. Additionally, the redemption fee may discourage market timing by those shareholders initiating redemptions to take advantage of short-term movements in interest rates.

      The Trigger is active on any day that, as of two business days prior, the "Gross Annual Effective Yield of the Fund" is less than the current yield on the Dealer Commercial Paper (90-day) Index. Once activated, the Trigger will become inactive on any day than, as of two business days prior, the Gross Annual Effective Yield of the Fund is greater than the current yield of the Dealer Commercial Paper (90-day) Index plus 0.25%. The Fund will rely on the Dealer Commercial Paper (90-day) Index found daily on the front page of the Money and Investing section of The Wall Street Journal. If the Dealer Commercial Paper (90-day) Index is not available in The Wall Street Journal, the Fund may use alternative sources of information for 90-day dealer commercial paper rates.

      Redemptions of Service Class or Institutional Class Shares by participants in a Plans and Contract owners for reasons of death, disability, retirement, employment termination, loans, hardship, and other Plan permitted withdrawals and investment transfers to non-Competing Funds (each, a "Benefit Responsive Payment Event") are not subject to a redemption fee. All other redemptions of Shares are subject to a 2% redemption fee, payable tot he Fund when the Trigger is active.

                                     EXAMPLE

      An IRA Class shareholder decides to redeem shares in the amount of $5,000 from the Fund on October 15th. Assume that as of October 13th the current yield on the Dealer Commercial Paper (90-day) Index is 7.2% and the Gross Annual Effective Yield of the Fund is 7.0%. Because the Gross Annual Effective Yield of the Fund is less than the current yield on the Dealer Commercial Paper (90-day) Index the Trigger is active, and the shareholder will receive net proceeds of $4,900 for the redemption. The Trigger will remain active until two business days after the Gross Annual Effective Yield of the Fund exceeds the current yield on the Dealer Commercial Paper (90-day) Index by 0.25%.

      The "Gross Annual Effective Yield of the Fund" is a measure of one day's investment income (before deduction for fees and expenses) expressed as an annual compounded yield. It is calculated on each business day based on the dividend declared for the previous day as follows:

[((1 + Previous Day's Gross Dividend Factor) 365) -1]/[NAV per Share]

      Information on the Trigger and the Gross Annual Effective Yield of the Fund can be obtained by calling 1-800-848-0920.

      The Fund reserves the right to modify its redemption fee and waiver policy in whole or in part for certain shareholders upon 30 days written notice to such shareholders.

      Redemption in Kind. In certain circumstances, the Fund reserves the right to honor a redemption request by making payment in whole or in part in securities or securities and wrap contracts, selected solely at the discretion of UBT. The Fund will always redeem shares in cash for redemption requests up to the lesser of $250,000 or 1% of the net asset value of the Fund pursuant to an election made by the Fund and filed with the SEC. In addition, the Fund does not intend to do an in-kind redemption for any redemption requests of less than $1,000,000. The Fund does not anticipate exercising its right to redeem in-kind except in extraordinary circumstances as determined by the Fund and never if a request for redemption is received in connection with a Benefit Responsive Payment Event or for redemption of IRA Class Shares.

      To the extent a payment in kind is made with securities, you may incur transaction expenses in holding and disposing of the securities. Therefore, in receiving securities you may incur costs that may exceed your share of the operating expenses incurred by the Fund. In addition, wrap contracts assigned to you as a payment in kind are illiquid and will require you to pay fees directly to the Wrap Provider rather than through the Fund. Further, a wrap contract may contain restrictions on the securities subject to such Agreement, including, but not limited to the types, maturities, duration and credit quality of each security. Therefore, to obtain the benefits of a wrap contract, you may not be able to freely trade the securities underlying the Agreement. Also, wrap contracts assigned to you will not provide protection against the credit risk associated with the issuer of any Underlying Assets (see "Specific Risks of Wrap Contracts").

      To the extent that any such payment in kind includes a wrap contract, the Fund will assign a portion of one or more wrap contracts to you. The economic terms and conditions of each assigned wrap contract will be substantially similar to the wrap contracts held by the Fund. By purchasing shares in the Fund, you agree to accept an assignment of a wrap contract as part of an in-kind redemption, provided that at the time of the redemption payment such assignment would not violate applicable law.

      A Wrap Provider, prior to the assignment of a wrap contract to a Service Class or Institutional Class shareholder, may require you to represent and warrant that such assignment does not violate any applicable laws. Moreover, the Wrap Provider may require you to obtain at your own expense the services of a qualified professional asset manager acceptable to the Wrap Provider to manage the securities distributed in kind in conformity with the wrap contract provisions. In the event a wrap contract cannot be assigned to you, the Fund in its discretion may satisfy the redemption request through (a) a cash payment,
(b) a redemption in-kind consisting entirely of securities, or (c) a combination of cash and securities.

      In the event a redemption is made in kind with a wrap contract, the Fund will incur costs in obtaining such wrap contract and assigning it the shareholder. The Fund will examine the costs and benefits of obtaining a wrap contract in making a determination to incur such costs. Typically, these costs should not exceed $5,000 per issuance.


SIGNATURE GUARANTEE (CLASS A, CLASS B, CLASS C AND CLASS D SHARES)

      A signature guarantee is required if your account address has changed within the last 10 business days, if the redemption check is made payable to anyone other than the registered shareholder, or if the proceeds are sent to a bank account not previously designated or changed within the past 10 business days or if proceeds are mailed to an address other than the address of record, or if the redemption proceeds are being wired to bank for which instructions are currently not on your account. NAS reserves the right to require a signature guarantee in other circumstances, without notice. Based on the circumstances of each transaction, NAS reserves the right to require that your signature be guaranteed by an authorized agent of an "eligible guarantor institution," which includes, but is not limited to, certain banks, credit unions, savings associations, and member firms of national securities exchanges. A signature guarantee is designed to protect the shareholder by helping to prevent an unauthorized person from redeeming shares and obtaining the proceeds. A notary public is not an acceptable guarantor. In certain special cases (such as corporate or fiduciary registrations), additional legal documents may be required to ensure proper authorizations. If NAS decides to require signature guarantees in all circumstances, shareholders will be notified in writing prior to implementation of the policy.


                               VALUATION OF SHARES

      The net asset value per share for each Fund is determined as of the earlier of the close of regular trading on the New York Stock Exchange or 4 p.m. Eastern Time (4:15 p.m. for the Investor Destination Funds and the Index Funds) on each day that the Exchange is open and on such other days as the Board of Trustees determines and on days in which there is sufficient trading in portfolio securities of a Fund to materially affect the net asset value of that Fund (the "Valuation Time").

      The Funds will not compute net asset value on customary business holidays, including Christmas, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day and Thanksgiving.

      The net asset value per share of a class is computed by adding the value of all securities and other assets in a Fund's portfolio allocable to such class, deducting any liabilities allocable to such class and any other liabilities charged directly to that class and dividing by the number of shares outstanding in such class.

      In determining net asset value, portfolio securities listed on national exchanges are valued at the last quoted sale price on the principal exchange, or if there is no sale on that day at the quoted bid price, or if the securities are traded in the over-the-counter market, at the last quoted sale price, or if no sale price, at the quoted bid prices; U.S. Government securities are valued at the quoted bid price; all prices obtained from an independent pricing organization. Money market obligations with remaining maturities of 10 days or less purchased by a non-money market fund are valued at amortized cost Securities for which market quotations are not available, or for which an independent pricing agent does not provide a value or provides a value that does not represent fair value in the judgment of the adviser or its designee are valued at fair value in accordance with procedures adopted by the Board of Trustees.

      The value of portfolio securities in the Money Market Fund is determined on the basis of the amortized cost method of valuation in accordance with Rule 2a-7 of the Investment Company Act of 1940. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

      The Trustees have adopted procedures whereby the extent of deviation, if any, of the current net asset value per share calculated using available market quotations from the Money Market Fund's amortized cost price per share, will be determined at such intervals as the Trustees deem appropriate and are reasonable in light of current market conditions. In the event such deviation from the Money Market Fund's amortized cost price per share exceeds 1/2 of 1 percent, the Trustees will consider appropriate action which might include withholding dividends or a revaluation of all or an appropriate portion of the Money Market Fund's assets based upon current market factors.

      The Trustees, in supervising the Money Market Fund's operations and delegating special responsibilities involving portfolio management to VMF, have undertaken as a particular responsibility within their overall duty of care owed to the Money Market Fund's shareholders to assure to the extent reasonably practicable, taking into account current market conditions affecting the Fund's investment objectives, that the Money Market Fund's net asset value per share will not deviate from $1.

      Pursuant to its objective of maintaining a stable net asset value per share, the Money Market Fund will only purchase investments with a remaining maturity of 397 days or less and will maintain a dollar weighted average portfolio maturity of 90 days or less.

THE INDEX FUNDS

      The principal assets of each Index Fund will normally be its interest in the underlying Series, which will be valued at its net asset value. Portfolio securities that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Trustees of Quantitative Master Series Trust as the primary market. Long positions in securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. Short positions in securities traded in the OTC market are valued at the last available ask price in the OTC market prior to the time of valuation. When the Series writes an option, the amount of the premium received is recorded on the books of the Series as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Series are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of Quantitative Master Series Trust, including valuations furnished by a pricing service retained by Quantitative Master Series Trust. Such valuations and procedures will be reviewed periodically by the Trustees.

      Generally, trading in non-U.S. securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the Exchange. The values of such securities used in computing the net asset value of a Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of business on the Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the Exchange that will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Trustees of Quantitative Master Series Trust.

      Each investor in Quantitative Master Series Trust may add to or reduce its investment in any Series on each day the Exchange is open. The value of each investor's (including the respective Index Funds') interest in a Series will be determined as of 15 minutes after the close of business on the Exchange (generally 4:00 p.m., New York Time) by multiplying the net asset value of the Series by the percentage, effective for that day, that represents that investor's share of the aggregate interests in such Series. Any additions or withdrawals, which are to be effected on that day, will then be effected. The investor's percentage of the aggregate beneficial interests in a Series will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Series as of the time or determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Series effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Series as of such time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Series by all investors in the Series. The percentage so determined will then be applied to determine the value of the investor's interest in such Series as of 15 minutes after the close of business of the Exchange on the next day the Exchange is open.

INVESTOR DESTINATION FUNDS

      Shares of the Underlying Funds are valued at their respective net asset values as reported to VSA. Other assets of the Funds are valued at their current market value if market quotations are readily available. If market quotations are not available, or if VSA determines that the price of a security does not represent its fair value, these assets are valued at fair value in accordance with procedures adopted by the Board of Trustees.

                              INVESTOR STRATEGIES

      MONEY MARKET PLUS GROWTH - This strategy provides the security of principal that the Money Market Fund offers plus the opportunity for greater long-term capital appreciation through reinvestment of dividends in one of the Stock Funds.

      An initial investment of $5,000 or more is made in the Prime Shares of the Money Market Fund, and monthly dividends are then automatically invested into one or more of the Stock Funds chosen by you at such Stock Fund's current offering price. Money Market Plus Growth gives investors stability of principal through the Money Market Fund's stable share price, and its portfolio of high quality, short-term money market investments. And the Money Market Fund offers fast liquidity through unlimited free checking ($500 minimum), telephone redemption, or Nationwide Funds NOW. NOTE: Money Market Fund dividends reinvested into one of the Stock Funds are subject to applicable sales charges.

      MONEY MARKET PLUS INCOME - This strategy provides the security of principal that the Money Market Fund offers plus the opportunity for greater income by reinvesting dividends into one or more of the Bond Funds.

      An initial investment of $5,000 or more is made in the Prime Shares of the Money Market Fund and monthly dividends are then reinvested into one of the Bond Funds chosen by you at such Fund's current offering price.

      When short-term interest rates increase, Money Market Fund dividends usually also rise. At the same time, share prices of the Bond Funds generally decrease. So, with Money Market Plus Income, when you earn higher Money Market Fund dividends, you can generally purchase more shares of one of the Bond Funds at lower prices. Conversely, when interest rates and Money Market Fund dividends decrease, the share prices of the Bond Funds usually increase -- you will automatically buy fewer shares of one of the Bond Funds at higher prices. The Prime Shares of the Money Market Fund provides investors with stability of principal, fast liquidity through unlimited free checking ($500 minimum), telephone redemption, or Nationwide Funds NOW.

NOTE: Money Market Fund dividends reinvested into one of the Bond Funds are subject to applicable sales charges.

      AUTOMATIC ASSET ACCUMULATION - This is a systematic investment strategy which combines automatic monthly transfers from your personal checking account to your mutual fund account with the concept of Dollar Cost Averaging. With this strategy, you invest a fixed amount monthly over an extended period of time, during both market highs and lows. Dollar Cost Averaging can allow you to achieve a favorable average share cost over time since your fixed monthly investment buys more shares when share prices fall during low markets, and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past.

      You can get started with Automatic Asset Accumulation for as little as $25 a month in a Fund. Another way to take advantage of the benefits that Dollar Cost Averaging can offer is through the Money Market Plus Growth or Money Market Plus Income investor strategies.

      AUTOMATIC ASSET TRANSFER - This systematic investment plan allows you to transfer $25 or more to one Fund from another Fund systematically, monthly or quarterly, after Fund minimums have been met. The money is transferred on the 25th day of the month as selected or on the preceding business day. Dividends of any amount can be moved automatically from one Fund to another at the time they are paid. This strategy can provide investors with the benefits of Dollar Cost Averaging through an opportunity to achieve a favorable average share cost over time. With this plan, your fixed monthly or quarterly transfer from the Fund to any other Fund you select buys more shares when share prices fall during low markets and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past. For transfers from the Prime Shares of the Money Market Fund to another Fund, sales charges may apply if not already paid.

      AUTOMATIC WITHDRAWAL PLAN ($50 OR MORE) - You may have checks for any fixed amount of $50 or more automatically sent bi-monthly, monthly, quarterly, three times/year, semi-annually or annually, to you (or anyone you designate) from your account.

      NOTE: If you are withdrawing more shares than your account receives in dividends, you will be decreasing your total shares owned, which will reduce your future dividend potential. In addition, an Automatic Withdrawal Plan for Class B shares will be subject to the applicable CDSC.


                               INVESTOR PRIVILEGES

      The Funds offer the following privileges to shareholders. Additional information may be obtained by calling NAS toll free at 1-800-848-0920.

      NO SALES CHARGE ON REINVESTMENTS - All dividends and capital gains will be automatically reinvested free of charge in the form of additional shares within the same Fund and class or another specifically requested Fund (but the same class) unless you have chosen to receive them in cash on your application. Unless requested in writing by the shareholder, the Trust will not mail checks for dividends and capital gains of less than $5 but instead they will automatically be reinvested in the form of additional shares, and you will receive a confirmation.

     EXCHANGE PRIVILEGE - The exchange privilege is a convenient way to exchange shares from one Fund to another Fund in order to respond to changes in your goals or in market conditions. The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made, and the amount you exchange must meet the applicable minimum investment of the Fund being purchased.

Exchanges Among Funds

      Exchanges may be made among any of the Funds within the same class or among any class in any of the Funds (except for the Nationwide Morley Capital Accumulation Fund), both accounts have the same owner, and your first purchase in the new fund mets the fund's minimum investment requirement.


      Generally, there is no sales charge for exchanges of Class B, Class C, Class D, Institutional Service Class or Institutional Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the fund into which you are exchanging. If you exchange Prime Shares of the Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Nationwide Money Market Fund ("Money Market Fund"). Exchanges into the Prime Shares of the Money Market Fund are only permitted from Class A, Class B, Class D and Institutional Service Class shares of the Funds. If you exchange Class B shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Money Market Fund, the time you holder the shares in the Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Money Market Fund, you will pay the sales charge that would have been charge if the initial Class B (or certain Class A) shares had been sold at the time they were originally exchanged into the Money market Fund. If you exchange your Prime Shares of the Money Market Fund back into Class B (or certain Class A) shares, the time you held Class B (or Class A) shares prior to the exchange will be counted for purposes or calculating the CDSC. Class C shares cannot be exchanged into Prime Shares of the Money Market Fund' therefore, you will pay any applicable CDSC at the time you redeem Class C shares and purchase Prime Shares of the Money Market Fund.

      There is no administrative fee or exchange fee. The Trust reserves the right to reject any exchange request it believes will result in excessive transaction costs, or otherwise adversely affect other shareholders. For a description of CDSC see "Class B Shares of the Funds and CDSC." The Trust reserves the right to change the exchange privilege upon at least 60 days' written notice to shareholders.

EXCHANGES MAY BE MADE FOUR CONVENIENT WAYS:


BY TELEPHONE

      NATIONWIDE FUNDS NOW - You can automatically process exchanges by calling 1-800-637-0012, 24 hours a day, seven days a week. However, if you declined the option on the application, you will not have this automatic exchange privilege. Nationwide Funds NOW also gives you quick, easy access to mutual fund information. Select from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions as well as other mutual fund information. You must call our toll free number by the Valuation Time to receive that day's closing share price. The Valuation Time is the close of regular trading of the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time.

      CUSTOMER SERVICE LINE - By calling 1-800-848-0920, you may exchange shares by telephone. Requests may be made only by the account owner(s). You must call our toll free number by the Valuation Time to receive that day's closing share price. The Valuation Time is the close of regular trading of the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time.

      NAS may record all instructions to exchange shares. NAS reserves the right at any time without prior notice to suspend, limit or terminate the telephone exchange privilege or its use in any manner by any person or class.

      The Funds will employ the same procedure described under "Buying, Selling and Exchanging Fund Shares" in the Prospectus to confirm that the instructions are genuine.

      The Funds will not be liable for any loss, injury, damage, or expense as a result of acting upon instructions communicated by telephone reasonably believed to be genuine, and the Funds will be held harmless from any loss, claims or liability arising from its compliance with such instructions. These options are subject to the terms and conditions set forth in the Prospectus and all telephone transaction calls may be tape recorded. The Funds reserve the right to revoke this privilege at any time without notice to shareholders and request the redemption in writing, signed by all shareholders.

      BY MAIL OR FAX - Write or fax to Nationwide Advisory Services, Inc., P.O. Box 1492, Columbus, Ohio 43216-1492 or FAX (614) 428-3278. Please be sure that your letter or facsimile is signed exactly as your account is registered and that your account number and the Fund from which you wish to make the exchange are included. For example, if your account is registered "John Doe and Mary Doe", "Joint Tenants With Right of Survivorship,' then both John and Mary must sign the exchange request. The exchange will be processed effective the date the signed letter or fax is received. Fax requests received after 4 p.m. Eastern Time will be processed as of the next business day. NAS reserves the right to require the original document if you use the fax method.

      BY ON LINE ACCESS - Log on to our website www.nationwidefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions.

      You can choose to receive information on all of our funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on its website at any time, in which case you may continue to exchange shares by mail, wire or telephone pursuant to the Prospectus.

      FREE CHECKING WRITING PRIVILEGE (PRIME SHARES OF THE MONEY MARKET FUND
      ONLY) - You may request a supply of free checks for your personal use and there is no monthly service fee. You may use them to make withdrawals of $500 or more from your account at any time. Your account will continue to earn daily income dividends until your check clears your account. There is no limit on the number of checks you may write. Cancelled checks will not be returned to you. However, your monthly statement will provide the check number, date and amount of each check written. You will also be able to obtain copies of cancelled checks, the first five free and $2.00 per copy thereafter, by contacting one of our service representatives at 1-800-848-0920.


                                INVESTOR SERVICES

      NATIONWIDE FUNDS NOW AUTOMATED VOICE RESPONSE SYSTEM - Our toll free number 1-800-637-0012 will connect you 24 hours a day, seven days a week to Nationwide Funds NOW. Through a selection of menu options, you can conduct transactions, hear fund price information, mailing and wiring instructions and other mutual fund information.

      TOLL FREE INFORMATION AND ASSISTANCE - Customer service representatives are available to answer questions regarding the Funds and your account(s) between the hours of 8 a.m. and 5 p.m. Eastern Time (Monday through Friday, except Thursday, in which case representatives are available between 9:30 a.m. and 5 p.m. Eastern Time). Call toll free: 1-800-848-0920 or contact NAS at our FAX telephone number (614) 428-3278.

      RETIREMENT PLANS (NOT AVAILABLE WITH THE TAX-FREE INCOME FUND) - Shares of the Funds may be purchased for Self-Employed Retirement Plans, Individual Retirement Accounts (IRAs), Roth IRAs, Educational IRAs, Simplified Employee Pension Plans, Corporate Pension Plans, Profit Sharing Plans and Money Purchase Plans. For a free information kit, call 1-800-848-0920.

      SHAREHOLDER CONFIRMATIONS - You will receive a confirmation statement each time a requested transaction is processed. However, no confirmations are mailed on certain pre-authorized, systematic transactions. Instead, these will appear on your next consolidated statement.

      CONSOLIDATED STATEMENTS - Shareholders of the Funds, other than the Bond Funds and the Money Market Fund, receive quarterly statements as of the end of March, June, September and December. Shareholders of the Bond and Money Market Funds receive monthly statements. Please review your statement carefully and notify us immediately if there is a discrepancy or error in your account.

      For shareholders with multiple accounts, your consolidated statement will reflect all your current holdings in the Funds. Your accounts are consolidated by social security number and zip code. Accounts in your household under other social security numbers may be added to your statement at your request. Depending on which Funds you own, your consolidated statement will be sent either monthly or quarterly. Only transactions during the reporting period will be reflected on the statements. An annual summary statement reflecting all calendar-year transactions in all your Funds will be sent after year-end.

      AVERAGE COST STATEMENT - This statement may aid you in preparing your tax return and in reporting capital gains and losses to the IRS. If you redeemed any shares during the calendar year, a statement reflecting your taxable gain or loss for the calendar year (based on the average cost you paid for the redeemed shares) will be mailed to you following each year-end. Average cost can only be calculated on accounts opened on or after January 1, 1984. Fiduciary accounts and accounts with shares acquired by gift, inheritance, transfer, or by any means other than a purchase cannot be calculated.

      Average cost is one of the IRS approved methods available to compute gains or losses. You may wish to consult a tax advisor on the other methods available. The average cost information will not be provided to the IRS. If you have any questions, contact one of our service representatives at 1-800-848-0920.

      SHAREHOLDER REPORTS - All shareholders will receive reports semi-annually detailing the financial operations of the funds.

      PROSPECTUSES - Updated prospectuses will be mailed to you annually.

      UNDELIVERABLE MAIL - If mail from NAS to a shareholder is returned as undeliverable on three or more consecutive occasions, NAS will not send any future mail to the shareholder unless it receives notification of a correct mailing address for the shareholder. Any dividends that would be payable by check to such shareholders will be reinvested in the shareholder's account until NAS receives notification of the shareholder's correct mailing address.

                          FUND PERFORMANCE ADVERTISING

      Standardized yield and total return quotations will be compared separately for each class of shares. Because of differences in the fees and/or expenses borne by the various Classes of the Funds, the net yields and total returns on such class shares can be expected, at any given time, to differ from class to class for the same period.


CALCULATING MONEY MARKET FUND YIELD

      Any current Money Market Fund yield quotations, subject to Rule 482 under the Securities Act, shall consist of a seven calendar day historical yield for each class, carried at least to the nearest hundredth of a percent. The yield shall be calculated by determining the change, excluding realized and unrealized gains and losses, in the value of a hypothetical pre-existing account in each class having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7 (or 366/7 during a leap year). For purposes of this calculation , the net change in account value reflects the value of additional shares purchased with dividends declared on both the original share and any such additional shares. The Fund's effective yield represents an annualization of the current seven day return with all dividends reinvested. The yields for each class will differ due to different fees and expenses charged on the class. As of October 31, 2000, the seven day current and effective yields for the Prime Shares of the Money Market Fund were 6.05% and 6.24%, respectively, and for the Service Class shares, were 5.87% and 6.04%, respectively.

      The Money Market Fund's yields will fluctuate daily. Actual yields will depend on factors such as the type of instruments in the Money Market Fund's portfolio, portfolio quality and average maturity, changes in interest rates, and the Money Market Fund's expenses.

      Although the Fund determines its yield for each class on the basis of a seven calendar day period, it may use a different time span on occasion.

      There is no assurance that the yields quoted on any given occasion will remain in effect for any period of time and there is no guarantee that the net asset values will remain constant. It should be noted that a shareholder's investment in the Fund is not guaranteed or insured. Yields of other money market funds may not be comparable if a different base period or another method of calculation is used.

CALCULATING YIELD AND TOTAL RETURN - NON-MONEY MARKET FUNDS

      The Funds may from time to time advertise historical performance, subject to Rule 482 under the Securities Act. An investor should keep in mind that any return or yield quoted represents past performance and is not a guarantee of future results. The investment return and principal value of investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

      All performance advertisements shall include average annual (compound) total return quotations for the most recent one, five, and ten-year periods (or life if a Fund has been in operation less than one of the prescribed periods). Average annual (compound) total return represents redeemable value at the end of the quoted period. It is calculated in a uniform manner by dividing the ending redeemable value of a hypothetical initial payment of $1,000 minus the maximum sales charge, for a specified period of time, by the amount of the initial payment, assuming reinvestment of all dividends and distributions. In calculating the standard total returns for Class A and Class D shares, the current maximum applicable sales charge is deducted from the initial investment. For Class B shares, the payment of the applicable CDSC is applied to the investment result for the period shown. The one, five, and ten-year periods are calculated based on periods that end on the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.

      Standardized yield and total return quotations will be compared separately for each class of shares. Because of differences in the fees and/or expenses borne by each class of shares of the Funds, the net yields and total returns on each class can be expected, at any given time, to differ from class to class for the same period.

      The uniformly calculated average annual (compound) total returns for each class of shares for the periods ended October 31, 2000 were as follows:

                                            1 YEAR                            5 YEAR                  10 YEAR OR LIFE
                              --------------------------------    ----------------------------   ----------------------------
                              CLASS     CLASS    CLASS   CLASS    CLASS   CLASS   CLASS  CLASS   CLASS   CLASS   CLASS  CLASS
                               A(1)      B(1)     C(3)     D       A(1)    B(1)    C(3)    D      A(1)    B(1)    C(3)    D
                              -----     -----    -----   -----    -----   -----   -----  -----   -----   -----   -----  -----
Gartmore Millennium Growth
  Fund                        47.23%    50.97%    N/A    49.55%   20.97%  21.87%   N/A   21.33%  19.55%  20.09%   N/A   19.73%
Gartmore Growth Fund         (11.81)%  (11.34)%   N/A   (10.47)%  12.14%  12.82%   N/A   12.53%  14.98%  15.46%   N/A   15.18%
Gartmore Total Return Fund    (4.58)%   (4.22)%   N/A    (3.18)%  18.49%  19.20%   N/A   18.86%  16.48%  16.93%   N/A   16.67%
Nationwide Bond Fund          (1.79)%   (2.67)%   N/A    (1.68)%   3.68%   4.02%   N/A    3.81%   6.56%   6.88%   N/A    6.62%
Nationwide Tax-Free Fund       3.06%     2.27%    N/A     3.32%    3.86%   4.16%   N/A    3.97%   5.90%   6.23%   N/A    5.96%
Nationwide Government
  Bond Fund(2)                 2.53%     1.72%    N/A     2.84%    4.82%   5.15%   N/A    4.95%   5.72%   6.09%   N/A    5.79%
Nationwide Long-Term U.S.
  Government Bond Fund         3.44%     2.63%    N/A     3.67%    5.03%   5.35%   N/A    5.15%   7.33%   7.66%   N/A    7.39%

-----------------------
(1) These returns include performance based on the Funds' predecessors, which was achieved prior to the creation of the class (May 11, 1998 for Class A and Class B), and which is the same as the performance shown for Class D shares through May 11, 1998. The returns have been restated for sales charges but not for fees applicable to Class A and B. Had Class A or B been in existence for the time periods presented, the performance would have been lower as a result of their additional expenses.
(2)  The Fund commenced operations on February 10, 1992.
(3)  Class C had not commenced operations as of October 31, 2000.

                                       1 YEAR                           SINCE INCEPTION
                         ---------------------------------    ----------------------------------
                         INSTITUTIONAL    SERVICE    LOCAL    INSTITUTIONAL    SERVICE    LOCAL
                         SERVICE CLASS     CLASS     FUND     SERVICE CLASS     CLASS     FUND
                         -------------    -------    -----    -------------    -------    -----
Nationwide 500 Index          5.37%        5.25%     5.43%        11.21%        11.01%    11.32%
      Fund(1)

                                        1 YEAR                               SINCE INCEPTION
                         --------------------------------------    ------------------------------------
                                                  INSTITUTIONAL                           INSTITUTIONAL
                         CLASS A*    CLASS B**        CLASS***     CLASS A     CLASS B       CLASS
                         --------    ---------    -------------    -------     -------    -------------
Nationwide 500 Index      0.38%       0.17%           6.01%         8.58%       10.04%        11.59%
      Fund(1)

-----------------------
* Performance includes that of Local Fund Shares, which was achieved prior to the creation of Class A on December 29, 1999, restated to reflect Class A Shares maximum sales charge but not its estimated expenses. Had this Class been in existence for the time periods presented, the performance of the Class would have been lower as a result of additional expenses.
** Performance includes that of Local Fund Shares, which was achieved prior to the creation of Class B on December 29, 1999, restated to reflect Class B shares' contingent deferred sales charge, but not its estimated expenses. Had this Class been in existence for the time periods presented, the performance of the Class would have been lower as a result of its additional expenses.
***Performance includes that of Local Fund Shares, which was achieved prior to the creation of the Institutional Class on December 29, 1999 (Local Fund Shares began operations on July 24, 1998) and does not reflect the impact of the Institutional Class Shares' lower estimated expenses.
(1) The Fund's Local Fund shares commenced operations July 24, 1998, Institutional Service Class and Institutional Class shares commenced operations on November 2, 1998, and Class A, Class B and Service Class shares commenced operations on December 30, 1999.

                                            1 YEAR                                     SINCE INCEPTION
                          -------------------------------------------   -------------------------------------------
                                                        INSTITUTIONAL                                 INSTITUTIONAL
                                                          SERVICE                                        SERVICE
                          CLASS A   CLASS B   CLASS C      CLASS        CLASS A   CLASS B   CLASS C       CLASS
                          -------   -------   -------     -------       -------   -------   -------      -------
Nationwide Large Cap       1.87%     2.42%      N/A         8.20%         2.87%     3.02%     N/A          6.12%
Value Fund(2)
Nationwide Large Cap       1.08%     1.48%      N/A         7.40%        17.22%    18.27%     N/A         20.92%
Growth Fund(2)
Nationwide Small Cap      11.48%    12.56%      N/A        18.44%        11.85%    12.87%     N/A         15.40%
Fund(2)
Prestige International    (9.85)%   (9.28)%     N/A       (4.31)%         2.85%     4.99%     N/A          6.08%
Fund(2)
Prestige Balanced         (1.18)%   (0.84)%     N/A         5.09%         5.92%     6.42%     N/A          9.30%
Fund(2)

-----------------------
(2)  The Fund commenced operations November 2, 1998

                                        1 YEAR                              SINCE INCEPTION
                         --------------------------------------   ------------------------------------
                         INSTITUTIONAL   INSTITUTIONAL     IRA    INSTITUTIONAL  INSTITUTIONAL    IRA
                         SERVICE CLASS       CLASS        CLASS   SERVICE CLASS      CLASS       CLASS
                         -------------   -------------    -----   -------------  -------------   -----
Nationwide Morley             5.52%          5.93%        5.51%        5.23%         5.65%       5.23%
Capital Fund
Accumulation(3)

----------------------
(3) The Fund commenced operations February 1, 1999

                           1 YEAR                         5 YEARS                   10 YEAR OR LIFE
                       -----------------            -------------------        --------------------
                                 SERVICE                        SERVICE                     SERVICE
                       PRIME      CLASS             PRIME        CLASS         PRIME         CLASS
                       SHARES    SHARES             SHARES      SHARES         SHARES       SHARES
                       ------    -------            ------      -------        ------       -------
Nationwide Money       5.74%      5.64%             5.12%         N/A            4.67%        4.65%
   Market Fund*

-----------------------
* Service Shares were first offered to the public on January 4, 1999.

                                                              SINCE INCEPTION
                                               -------------------------------------------
                                                                             INSTITUTIONAL
                                               CLASS A          CLASS B      SERVICE CLASS
                                               --------         --------     -------------
Nationwide Morley Enhanced Income Fund(4)       (0.80)%           4.02%          4.16%
Gartmore Value Opportunities Fund(4)            17.23%           18.79%         24.72%
Nationwide High Yield Bond Fund(4)             (16.41)%         (17.00)%       (11.80)%
Gartmore Growth 20 Fund(5)                       9.71%           11.20%         16.60%
Gartmore Global Technology
   and Communications Fund(5)                    4.71%            5.80%         11.20%
Gartmore Emerging Markets Fund(6)              (23.48)%         (23.00)%       (18.79)%
Gartmore International Growth Fund(6)          (16.49)%         (15.93)%       (11.40)%
Gartmore Global Leaders Fund(6)                (14.04)%         (13.46)%        (8.80)%

-----------------------

(4) The Fund commenced operations December 29, 1999
(5) The Fund commenced operations June 30, 2000.
(6) The Fund commenced operations August 30, 2000.

                                                 SINCE INCEPTION
                                     --------------------------------------------
                                     CLASS A         CLASS B        SERVICE CLASS
                                     --------        --------       -------------
Nationwide Investor Destinations     (11.78)%        (11.37)%           6.30%
   Aggressive Fund(8)
Nationwide Investor Destinations      (9.60)%         (9.18)%          (4.04)%
   Moderately Aggressive Fund(8)
Nationwide Investor Destinations      (6.89)%         (6.52)%          (1.10)%
   Moderate Fund(8)
Nationwide Investor Destinations      (5.65)%         (5.20)%           0.18%
   Moderately Conservative Fund(8)
Nationwide Investor Destinations      (4.35)%         (3.87)%           1.57%
   Conservative Fund(8)

-----------------------
(8) The Fund commenced operations March 31, 2000.

                                                          SINCE INCEPTION
                                           -------------------------------------------------
                                           CLASS A          CLASS B      INSTITUTIONAL CLASS
                                           -------          --------     -------------------
Nationwide Small Cap Index Fund(9)          (8.30)%             --             (2.30)%
Nationwide Mid Cap Market Index Fund(9)     11.70%              --             19.03%
Nationwide International Index Fund(9)     (18.03)%         (17.93)%          (12.65)%
Nationwide Bond Index Fund(9)               (0.17)%             --              6.47%

-----------------------
(9) The Fund commenced operations December 29, 1999. The Class B shares of the Nationwide Small Cap Index, Nationwide Mid Cap Market Index and Nationwide Bond Index Funds had not commenced operations as of October 31, 2000.

                                                     SINCE INCEPTION
                                                   -------------------
                                                   INSTITUTIONAL CLASS
                                                   -------------------
NorthPointe Small Cap Value Fund(10)                      5.14%

-----------------------
(10) The Fund commenced operations June 29, 2000.

      The Nationwide Bond Fund, Prestige Balanced Fund, Nationwide Tax-Free Income Fund, Nationwide Government Bond Fund, Nationwide Long-Term U.S. Government Bond Fund, Nationwide Morley Capital Accumulation Fund, Nationwide Morley Enhanced Income Fund and the Nationwide High Yield Bond Fund may also from time to time advertise a uniformly calculated yield quotation. This yield is calculated by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period, assuming reinvestment of all dividends and distributions. This yield formula uses the average number of shares entitled to receive dividends, provides for semi-annual compounding of interest, and includes a modified market value method for determining amortization. The yield will fluctuate, and there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. The effect of sales charges are not reflected in the calculation of the yields, therefore, a shareholders actual yield may be less.

      The following are the yields for the 30-day period ended October 31, 2000:

                                          CLASS A   CLASS B   CLASS C   CLASS D
                                          -------   -------   -------   -------
   Nationwide Tax-Free Income Fund and     5.26%     4.68%      N/A      5.50%
   Nationwide Government Bond Fund         6.03%     5.43%      N/A      6.25%
   Nationwide Long-Term U.S.
   Government Bond Fund                    5.30%     4.68%      N/A      5.57%

                                            SERVICE     INSTITUTIONAL
                                            CLASS          CLASS        IRA CLASS
                                            -------     -------------   ---------
            Nationwide Morley Capital        5.91%         6.33%          5.91%
            Accumulation

                                             INSTITUTIONAL
                               CLASS A          SERVICE         INSTITUTIONAL
                               -------       -------------      -------------
         Nationwide Morley      5.95%            6.16%               6.43%
         Enhanced Income
         Fund

      The Nationwide Tax-Free Income Fund may also advertise a tax equivalent yield computed by dividing that portion of the uniformly calculated yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield that is not tax-exempt. Assuming a tax rate of 36%, the tax equivalent yields for the Nationwide Tax-Free Income Fund for the 30-day period ended October 31, 2000 were 5.26% for Class A shares, 4.68% for Class B shares, and 5.50% for Class D shares.

NONSTANDARD RETURNS

      The Funds may also choose to show nonstandard returns including total return, and simple average total return. Nonstandard returns may or may not reflect reinvestment of all dividends and capital gains; in addition, sales charge assumptions will vary. Sales charge percentages decrease as amounts invested increase as outlined in the prospectus; therefore, returns increase as sales charges decrease.

      Total return represents the cumulative percentage change in the value of an investment over time, calculated by subtracting the initial investment from the redeemable value and dividing the result by the amount of the initial investment. The simple average total return is calculated by dividing total return by the number of years in the period, and unlike average annual (compound) total return, does not reflect compounding.

RANKINGS AND RATINGS IN FINANCIAL PUBLICATIONS

      The Funds may report their performance relative to other mutual funds or investments. The performance comparisons are made to: other mutual funds with similar objectives; other mutual funds with different objectives; or, to other sectors of the economy. Other investments which the Funds may be compared to include, but are not limited to: precious metals; real estate; stocks and bonds; closed-end funds; market indexes; fixed-rate, insured bank CDs, bank money market deposit accounts and passbook savings; and the Consumer Price Index.

      Normally these rankings and ratings are published by independent tracking services and publications of general interest including, but not limited to:
Lipper Analytical Services, Inc., CDA/Wiesenberger, Morningstar, Donoghue's, Schabaker Investment Management, Kanon Bloch Carre & Co.; magazines such as Money, Fortune, Forbes, Kiplinger's Personal Finance Magazine, Smart Money, Mutual Funds, Worth, Financial World, Consumer Reports, Business Week, Time, Newsweek, U.S. News and World Report; and other publications such as The Wall Street Journal, Barron's, Investor's Business Daily, Standard & Poor's Outlook and, Columbus Dispatch.

THE RANKINGS MAY OR MAY NOT INCLUDE THE EFFECTS OF SALES CHARGES.

                             ADDITIONAL INFORMATION

DESCRIPTION OF SHARES

      The Trust presently offers the following series of shares of beneficial interest, without par value and with the various classes listed; 39 of these series are the Funds:

SERIES                                                    SHARE CLASSES
------                                                    -------------
Gartmore Growth Fund                                      Class A, Class B, Class C, Class D
Gartmore Total Return Fund                                Class A, Class B, Class C, Class D
Nationwide Bond Fund                                      Class A, Class B, Class C, Class D
Nationwide Tax-Free Income Fund                           Class A, Class B, Class C, Class D
Nationwide Government                                     Class A, Class B, Class C, Class D
     Bond Fund
Nationwide Long-Term U.S. Government                      Class A, Class B, Class D
     Bond Fund
Nationwide Money Market Fund                              Service Class, Prime Shares
Nationwide S&P 500 Index Fund                             Class A, Class B, Service Class,
                                                          Institutional Service Class, Local
                                                          Fund Shares, Institutional Class
Gartmore Value Opportunities Fund                         Class A, Class B, Class C, Institutional
                                                               Service Class
Nationwide High Yield Bond Fund                           Class A, Class B, Class C, Institutional
                                                               Service Class
Nationwide Growth Focus Fund                              Class A, Class B, Institutional Service
                                                               Class
Nationwide Global Health Sciences Fund                    Class A, Class B, Class C, Institutional Service
                                                               Class
Nationwide Small Cap Index Fund                           Class A, Class B, Institutional Class

Nationwide International Index Fund                       Class A, Class B, Institutional Class
Nationwide Bond Index Fund                                Class A, Class B, Institutional Class
Nationwide Mid Cap Market Index Fund                      Class A, Class B, Institutional Class
Nationwide Large Cap Value Fund                           Class A, Class B, Class C, Institutional Service
                                                            Class
Nationwide Large Cap Growth Fund                          Class A, Class B, Class C, Institutional Service
                                                            Class
Nationwide Small Cap Fund                                 Class A, Class B, Class C, Institutional Service
                                                            Class
Prestige Balanced Fund                                    Class A, Class B, Institutional Service Class
Prestige International Fund                               Class A, Class B, Institutional Service Class
Nationwide Morley Capital Accumulation Fund               Service Class, Institutional Class, IRA
                                                            Class
Nationwide Morley Enhanced Income Fund                    Class A, Institutional Service Class,
                                                          Institutional Class
NorthPointe Small Cap Value Fund                          Institutional Class
Nationwide Investor Destinations Aggressive Fund          Class A, Class B, Class C, Service Class
Nationwide Investor Destinations Moderately Aggressive    Class A, Class B, Class C, Service Class
     Fund
Nationwide Investor Destinations Moderate Fund            Class A, Class B, Class C, Service Class
Nationwide Investor Destinations Moderately               Class A, Class B, Class C, Service Class
     Conservative Fund
Nationwide Investor Destinations Conservative Fund        Class A, Class B, Class C, Service Class
Gartmore Millenium Growth Fund                            Class A, Class B, Class C, Class D
Gartmore Growth 20 Fund                                   Class A, Class B, Class C, Institutional
                                                            Service Class
Gartmore Global Technology and                            Class A, Class B, Class C, Institutional
    Communications Fund                                   Service Class
Gartmore Emerging Markets Fund                            Class A, Class B, Class C, Institutional
                                                            Service Class
Gartmore International Growth Fund                        Class A, Class B, Class C, Institutional
                                                            Service Class
Gartmore Global Leaders Fund                              Class A, Class B, Institutional Service
                                                            Class
Gartmore European Growth Fund                             Class A, Class B, Institutional Service
                                                            Class
Gartmore Global Small Companies Fund                      Class A, Class B, Institutional Service
                                                            Class
Gartmore OTC Fund                                         Class A, Class B, Class C, Institutional Service
                                                            Class, Institutional Class
Gartmore International Small Cap Growth Fund              Class A, Class B, Class C, Institutional Service
                                                            Class, Institutional Class

         You have an interest only in the assets of the shares of the Fund which you own. Shares of a particular class are equal in all respects to the other shares of that class. In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of such Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this Statement of Additional Information and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.

VOTING RIGHTS

         Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the Investment Company Act of 1940 or other authority except, under certain circumstances, to amend the Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, investment policies and investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to termination, sale of assets, the change of investment objectives, policies and restrictions or the approval of an Investment Advisory Agreement, the right to vote is limited to the holders of shares of the particular fund affected by the proposal. In addition, holders of Class A shares, Class B shares or Prime shares will vote as a class and not with holders of any other class with respect to the approval of the Distribution Plan.

         To the extent that such a meeting is not required, the Trust does not intend to have an annual or special meeting of shareholders. The Trust has represented to the Commission that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Trust and the Trust will assist in communicating with other shareholders as required by Section 16(c) of the Investment Company Act of 1940. At such meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Trust), by majority vote, has the power to remove one or more Trustees.

ADDITIONAL GENERAL TAX INFORMATION FOR ALL FUNDS

         THE INFORMATION DISCUSSED IN THIS SECTION APPLIES GENERALLY TO ALL OF THE FUNDS, BUT IS SUPPLEMENTED OR MODIFIED IN ADDITIONAL SEPARATE SECTIONS THAT ARE PROVIDED BELOW FOR NATIONWIDE TAX-FREE INCOME FUND, NATIONWIDE MONEY MARKET FUND, NATIONWIDE MID CAP MARKET INDEX FUND, NATIONWIDE SMALL CAP INDEX FUND, NATIONWIDE INTERNATIONAL INDEX FUND, NATIONWIDE BOND INDEX FUND, INVESTOR DESTINATIONS AGGRESSIVE FUND, INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND, INVESTOR DESTINATIONS MODERATE FUND, INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND AND INVESTOR DESTINATIONS CONSERVATIVE FUND.

BUYING A DIVIDEND

         If you invest in a Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution, and you will in effect receive some of your investment back, but in the form of a taxable distribution.

MULTI-CLASS FUNDS

         Funds with multiple classes of shares calculate dividends and capital gain distributions the same way for each class. The amount of any dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) fees applicable to each class.

DISTRIBUTIONS OF NET INVESTMENT INCOME

         Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any distributions by the Fund from such income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAIN

         A Fund may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gain will be taxable to you as ordinary income. Distributions from net long-term capital gain will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gain realized by a Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

DISTRIBUTIONS OF FIVE-YEAR GAIN

         Beginning in the year 2001 for shareholders in the 15% federal income tax bracket (or in the year 2006 for shareholders in the 28% or higher bracket), capital gain distributions from a Fund's sale of securities held for more than five years are subject to a maximum rate of tax of 8% (or 18% for shareholders in the 28% or higher bracket).

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS

         Certain Funds may invest in foreign securities and may be subject to foreign withholding taxes on income from these securities. This, in turn, could reduce ordinary income distributions to you. If more than 50% of such a Fund's total assets at the end of the fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from the Fund will show more taxable income than was actually distributed to you. In that case, you will be entitled either to deduct your share of these taxes in computing your taxable income or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.

         Most foreign exchange gain realized by a Fund on the sale of debt securities is treated as ordinary income. Similarly, foreign exchange loss realized on the sale of debt securities generally is treated as ordinary loss. This gain when distributed will be taxable to you as ordinary income, and any loss will reduce a Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis is taxable as a capital gain.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS

         Each Fund will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by a Fund in December but paid in January are taxable to you as if they were paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY

         Each Fund intends to elect or has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). Each Fund that has been in existence for more than one year has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gain it distributes to you. A Fund's board of trustees reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. In such a case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and distributions to you would be taxed as ordinary dividend income to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS

         To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES

         Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different Nationwide Fund, the IRS will require that you report any gain or loss on your redemption or exchange. If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you held your shares.

REDEMPTIONS AT A LOSS WITHIN SIX MONTHS OF PURCHASE

         Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by a Fund on those shares.

WASH SALES

         All or a portion of any loss that you realize on a redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

REDEMPTIONS AND FIVE-YEAR GAIN

         Beginning in the year 2001 for shareholders in the 15% federal income tax bracket (or in the year 2006 for shareholders in the 28% or higher bracket), gain from the sale of a Fund's shares held for more than five years may be subject to a maximum rate of tax of 8% (or 18% for shareholders in the 28% or higher bracket). If you are in the 28% or higher tax bracket, you may elect to mark your Fund shares to market as of January 2, 2001. If you make this election, any Fund shares that you acquire before this date will be eligible for the 18% maximum rate of tax, beginning in 2006. However, in making the election, you are required to pay a tax on any appreciation in the value of your shares as of January 2, 2001, and to restart your holding period in the shares on this date.

DEFERRAL OF BASIS

         If a sales charge was imposed on your purchase of shares of a Fund and you redeem some or all of the shares and then reinvest the sales proceeds in shares of the same Fund or another Nationwide Fund within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. The IRS will require you to report any gain or loss on the redemption of your original shares in a Fund and in reporting this gain or loss, all or a portion of the sales charge that you paid for your original shares will be excluded from your tax basis in the shares sold and will be added to your tax basis in the new shares.

U.S. GOVERNMENT SECURITIES

         The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association (FNMA) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS

         If you are a corporate shareholder, a percentage of the dividends paid by certain Funds for the most recent fiscal year qualified for the dividends-received deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by a Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation. If a Fund's income is derived primarily from either investments in foreign rather than domestic securities or interest rather than dividends, generally none of its distributions are expected to qualify for the corporate dividends-received deduction.

INVESTMENT IN COMPLEX SECURITIES

         Investment by certain Funds in complex securities could affect whether gain or loss realized by these Funds is treated as ordinary income or capital gain and could affect the amount and timing of income distributed to you. For example, if a Fund is allowed to invest in options or futures contracts, it could be required to "mark to market" these contracts and realize any unrealized gain or loss at its fiscal year end, possibly affecting the amount and timing of distributions to you. Under these rules, gain or loss on these contracts would be treated as 60% long-term and 40% short-term capital gain or loss to the Fund.

         Certain Funds may invest in debt securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind (PIK) bonds, that may require them to accrue and distribute income not yet received. In order to generate sufficient cash to make these distributions, these Funds may be required to sell securities in their portfolio that they otherwise might have continued to hold. These rules could affect the amount, timing and tax character of income distributed to you by such a Fund.

INVESTMENT IN PFIC SECURITIES

         If a Fund invests in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies ("PFICs"), the Fund intends to mark to market these securities and recognize any gain at the end of its fiscal year. Deductions for losses will be allowable only to the extent of any current or previously recognized gain. This gain (reduced by allowable losses) is treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities.

CERTIFICATION OF FOREIGN STATUS

         Treasury regulations have been issued that modify the information and forms that must be provided starting January 1, 2001 to certify that an owner of Fund shares is a foreign person. Foreign persons should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

ADDITIONAL TAX INFORMATION WITH RESPECT TO NATIONWIDE TAX-FREE INCOME FUND

         The tax information described in "Additional General Tax Information for All Funds" above applies to the Nationwide Tax-Free Income Fund, except as noted in this section.

EXEMPT-INTEREST DIVIDENDS

         By meeting certain requirements of the Code, the Fund qualifies to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are paid to you. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands and Guam), they also may be exempt from that state's personal income taxes. Most states, however, do not grant tax-free treatment to interest on state and municipal securities of other states.

DIVIDENDS FROM TAXABLE INCOME

         The Fund may earn taxable income from many sources, including income from temporary investments, discount from stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income from the sale of market discount bonds. Any distributions by the Fund from this income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS

         The Fund will inform you of the amount of your taxable ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year, including the portion of the distributions that on average are comprised of taxable income or interest income that is a tax preference item when determining your alternative minimum tax. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as taxable, tax-exempt or tax preference income, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by the Fund in December but paid in January are taxed to you as if made in December.

REDEMPTION AT A LOSS WITHIN SIX MONTHS OF PURCHASE

         Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends paid to you with respect to your Fund shares, and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS

         Because the Fund's income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify for the corporate dividends-received deduction.

TREATMENT OF PRIVATE ACTIVITY BOND INTEREST

         Interest on certain private activity bonds, while exempt from regular federal income tax, is a preference item for you when determining your alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under the federal and state alternative minimum taxes, depending on your personal or corporate tax position. If you are a person defined in the Code as a substantial user (or person related to a user) of a facility financed by private activity bonds, you should consult with your tax advisor before buying shares of the Fund.

TREATMENT OF INTEREST ON DEBT INCURRED TO HOLD FUND SHARES

         Interest on debt you incur to buy or hold Fund shares may not be deductible for federal income tax purposes.

LOSS OF STATUS OF SECURITIES AS TAX-EXEMPT

         Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to the security could cause interest on the security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the security was issued.

ADDITIONAL TAX INFORMATION WITH RESPECT TO NATIONWIDE MONEY MARKET FUND

         The tax information described in "Additional General Tax Information for All Funds" above applies to the Nationwide Money Market Fund, except as noted in this section.

DISTRIBUTIONS OF NET INVESTMENT INCOME

         The Fund typically pays dividends from its daily net income each day that its net asset value is calculated. The Fund's daily net income includes accrued interest and any original issue or acquisition discount, plus or minus any gain or loss on the sale of portfolio securities and changes in unrealized appreciation or depreciation in portfolio securities (to the extent required to maintain a stable $1 share price), less the estimated expenses of the Fund. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAIN

         The Fund may derive capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gain will be taxable to you as ordinary income. Because the Fund is a money fund, it is not expected to realize any long-term capital gain.

MAINTAINING A $1 SHARE PRICE

         Gain and loss on the sale of portfolio securities and unrealized appreciation or depreciation in the value of these securities may require the Fund to adjust distributions to maintain its $1 share price. These procedures may result in under- or over-distributions by the Fund of its net investment income.

REDEMPTION OF FUND SHARES

         Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. Because the Fund tries to maintain a stable $1 share price, however, you should not expect to realize any capital gain or loss on the sale or exchange of your shares. For tax purposes, an exchange of your Fund shares for shares of a different Nationwide Fund is the same as a sale.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS

         Because the Fund's income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify for the corporate dividends-received deduction.

ADDITIONAL INFORMATION FOR THE NATIONWIDE MID CAP MARKET INDEX FUND, NATIONWIDE SMALL CAP INDEX FUND, NATIONWIDE INTERNATIONAL INDEX FUND AND NATIONWIDE BOND INDEX FUND

         Nationwide Mid Cap Market Index Fund, Nationwide Small Cap Index Fund, Nationwide International Index Fund and Nationwide Bond Fund are feeder funds ("Feeder Funds"), each of which invests in a master series of the Quantitative Master Series Trust (a "Master Fund"). The tax consequences of investment in a Feeder Fund are generally the same as the consequences of investment in a non-Feeder Fund, except as noted below.

DISTRIBUTIONS OF NET INVESTMENT INCOME

         A Feeder Fund's income consists of dividends it receives from a Master Fund, less the estimated expenses of the Feeder Fund. Any distributions by a Feeder Fund from such income will be taxable to you as ordinary income, whether you receive them in cash or additional shares.

DISTRIBUTIONS OF CAPITAL GAIN

         A Master Fund may realize capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions from a Master Fund's net short-term capital gain will be taxable to a Feeder Fund and, in turn, to you as ordinary income. Distributions from a Master Fund's net long-term capital gain will be taxable to a Feeder Fund and, in turn, to you as long-term capital gain, regardless of how long you have held your shares in the Feeder Fund. Capital gain will be distributed by a Feeder Fund once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Feeder Fund.

DISTRIBUTIONS OF FIVE-YEAR GAIN

         Beginning in the year 2001 for shareholders in the 15% federal income tax bracket (or in the year 2006 for shareholders in the 28% or higher bracket), capital gains from a Master Fund's sale of securities held for more than five years and distributed to a Feeder Fund and, in turn, to you are subject to a maximum rate of tax of 8% (or 18% for shareholders in the 28% or higher bracket).

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS

         Most foreign exchange gain realized on the sale of debt securities is treated as ordinary income by a Master Fund. Similarly, foreign exchange loss realized on the sale of debt securities by a Master Fund generally is treated as ordinary loss. This gain when distributed will be taxable to the Feeder Fund as ordinary income, and any loss will reduce a Master Fund's ordinary income otherwise available for distribution to the Feeder Fund. This treatment could increase or decrease a Master Fund's ordinary income distributions to a Feeder Fund and, in turn, to you, and may cause some or all of the Master Fund's previously distributed income to be classified as a return of capital to the Feeder Fund. A return of capital generally is not taxable to a Feeder Fund, but reduces the Feeder Fund's tax basis in its shares of the Master Fund. Any return of capital in excess of the Feeder Fund's tax basis is taxable to the Feeder Fund as a capital gain.

         Certain Master Funds may be subject to foreign withholding taxes on income from certain foreign securities. This could reduce such a Master Fund's ordinary income distributions to a Feeder Fund and, in turn, to you. If more than 50% of such a Master Fund's total assets at the end of the fiscal year is invested in foreign securities, the Master Fund may elect to pass through to a Feeder Fund and, in turn, to you your pro rata share of foreign taxes paid by the Master Fund. If this election is made, the year-end statement you receive from the Feeder Fund will show more taxable income than was actually distributed to you. In that case, you will be entitled either to deduct your share of these taxes in computing your taxable income or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Feeder Fund will provide you with the information necessary to complete your personal income tax return if the Master Fund makes this election.

U.S. GOVERNMENT SECURITIES

         The income earned on certain U.S. government securities is generally exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Feeder Fund. Dividends paid by a Feeder Fund may not be exempt from state and local taxes in certain states because the Feeder Fund invests in U.S. government securities only indirectly by investing in a Master Fund.

INVESTMENT IN COMPLEX SECURITIES

         Investment by certain Master Funds in complex securities could affect whether gain or loss realized by these Master Funds is treated as ordinary income or capital gain and could affect the amount and timing of income distributed by a Master Fund to a Feeder Fund and, in turn, to you. For example, if a Master Fund is allowed to invest in options or futures contracts, it could be required to "mark to market" these contracts and realize any unrealized gain or loss at its fiscal year end, possibly affecting the amount and timing of distributions to a Feeder Fund and, in turn, to you. Under these rules, gain or loss on these contracts would be treated as 60% long-term and 40% short-term capital gain or loss to the Master Fund.

         Certain Master Funds may invest in debt securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind (PIK) bonds, that may require them to accrue and distribute income not yet received. In order to generate sufficient cash to make these distributions, these Master Funds may be required to sell securities in their portfolio that they otherwise might have continued to hold. These rules could affect the amount, timing and tax character of income distributed by a Master Fund to a Feeder Fund and, in turn, to you.

INVESTMENT IN PFIC SECURITIES

         If a Master Fund invests in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies ("PFICs"), the Master Fund intends to mark to market these securities and recognize any gain at the end of its fiscal year. Deductions for losses will be allowable only to the extent of any current or previously recognized gain. This gain (reduced by allowable losses) is treated as ordinary income that the Master Fund is required to distribute, even though it has not sold the securities.

ADDITIONAL INFORMATION FOR THE FOLLOWING INVESTOR DESTINATIONS FUNDS: AGGRESSIVE FUND, MODERATELY AGGRESSIVE FUND, MODERATE FUND, MODERATELY CONSERVATIVE FUND, AND CONSERVATIVE FUND

         Investor Destinations Aggressive Fund, Investor Destinations Moderately Aggressive Fund, Investor Destinations Moderate Fund, Investor Destinations Moderately Conservative Fund and Investor Destinations Conservative Fund ("Investor Destinations Funds") each invests in one or more Underlying Funds. Some of the Underlying Funds are also Feeder Funds described above. The tax consequences of investment in an Investor Destinations Fund are generally the same as the consequences of investment in a non-Investor Destinations Fund, except as noted below.

DISTRIBUTIONS OF NET INVESTMENT INCOME

         An Investor Destinations Fund's income consists of dividends it receives from the Underlying Funds, less the estimated expenses of the Investor Destinations Fund. Any distributions by an Investor Destinations Fund from such income will be taxable to you as ordinary income, whether you receive them in cash or additional shares.

DISTRIBUTIONS OF CAPITAL GAIN

         An Underlying Fund may realize capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions from an Underlying Fund's net short-term capital gain will be taxable to an Investor Destinations Fund and, in turn, to you as ordinary income. Distributions from an Underlying Fund's net long-term capital gain will be taxable to an Investor Destinations Fund and, in turn, to you as long-term capital gain, regardless of how long you have held your shares in the Investor Destinations Fund. Capital gain will be distributed by an Investor Destinations Fund once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Investor Destinations Fund.

DISTRIBUTIONS OF FIVE-YEAR GAIN

         Beginning in the year 2001 for shareholders in the 15% federal income tax bracket (or in the year 2006 for shareholders in the 28% or higher bracket), capital gains from an Underlying

Fund's sale of securities held for more than five years and distributed to an Investor Destinations Fund and, in turn, to you are subject to a maximum rate of tax of 8% (or 18% for shareholders in the 28% or higher bracket).

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS

         Most foreign exchange gain realized on the sale of debt securities is treated as ordinary income by an Underlying Fund. Similarly, foreign exchange loss realized on the sale of debt securities by an Underlying Fund generally is treated as ordinary loss. This gain when distributed will be taxable to the Investor Destinations Fund as ordinary income, and any loss will reduce an Underlying Fund's ordinary income otherwise available for distribution to the Investor Destinations Fund. This treatment could increase or decrease an Underlying Fund's ordinary income distributions to an Investor Destinations Fund and, in turn, to you, and may cause some or all of the Underlying Fund's previously distributed income to be classified as a return of capital to the Investor Destinations Fund. A return of capital generally is not taxable to an Investor Destinations Fund, but reduces the Investor Destinations Fund's tax basis in its shares of the Underlying Fund. Any return of capital in excess of the Investor Destinations Fund's tax basis is taxable to the Investor Destinations Fund as a capital gain.

         Certain Underlying Funds may be subject to foreign withholding taxes on income from certain foreign securities. This could reduce such an Underlying Fund's ordinary income distributions to an Investor Destinations Fund and, in turn, to you. If more than 50% of such an Underlying Fund's total assets at the end of the fiscal year is invested in foreign securities, the Underlying Fund may elect to pass through to an Investor Destinations Fund and, in turn, to you your pro rata share of foreign taxes paid by the Underlying Fund. If this election is made, the year-end statement you receive from the Investor Destinations Fund will show more taxable income than was actually distributed to you. In that case, you will be entitled either to deduct your share of these taxes in computing your taxable income or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Investor Destinations Fund will provide you with the information necessary to complete your personal income tax return if an Underlying Fund makes this election.

U.S. GOVERNMENT SECURITIES

         The income earned on certain U.S. government securities is generally exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by an Investor Destinations Fund. Dividends paid by an Investor Destinations Fund may not be exempt from state and local taxes in certain states when the Investor Destinations Fund invests in U.S. government securities only indirectly by investing in an Underlying Fund.

INVESTMENT IN COMPLEX SECURITIES

         Investment by certain Underlying Funds in complex securities could affect whether gain or loss realized by these Underlying Funds is treated as ordinary income or capital gain and could affect the amount and timing of income distributed by an Underlying Fund to an Investor Destinations Fund and, in turn, to you. For example, if an Underlying Fund is allowed to invest in options or futures contracts, it could be required to "mark to market" these contracts and realize any unrealized gain or loss at its fiscal year end, possibly affecting the amount and timing of distributions to an Investor Destinations Fund and, in turn, to you. Under these rules, gain or loss on these contracts would be treated as 60% long-term and 40% short-term capital gain or loss to the Underlying Fund.

         Certain Underlying Funds may invest in debt securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind (PIK) bonds, that may require them to accrue and distribute income not yet received. In order to generate sufficient cash to make these distributions, these Underlying Funds may be required to sell securities in their portfolio that they otherwise might have continued to hold. These rules could affect the amount, timing and tax character of income distributed by an Underlying Fund to an Investor Destinations Fund and, in turn, to you.

INVESTMENT IN PFIC SECURITIES

         If an Underlying Fund invests in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies ("PFICs"), the Underlying Fund intends to mark to market these securities and recognize any gain at the end of its fiscal year. Deductions for losses will be allowable only to the extent of any current or previously recognized gain. This gain (reduced by allowable losses) is treated as ordinary income that the Underlying Fund is required to distribute, even though it has not sold the securities.

                               MAJOR SHAREHOLDERS

         As of February 1, 2001, the Trustees and Officers of the Trust as a group owned beneficially less than 1% of the shares of the Trust.

         As of February 1, 2001, the following shareholders held five percent or greater of shares of the Funds:

                                                                                           PERCENTAGE OF
            FUND/CLASS                                               NO. OF SHARES      FUND'S TOTAL ASSETS
NATIONWIDE GOVERNMENT BOND FUND - CLASS D
Nationwide Life Insurance Co.
c/o IPO Portfolio Accounting                                         2,944,519.377            49.5460%
P.O. Box 182029
Columbus, Ohio 43218-2029

GARTMORE GROWTH FUND - CLASS D
Nationwide Life Insurance Co.                                        19,183,059.447           26.9418%
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, Ohio 43218-2029

GARTMORE TOTAL RETURN FUND - CLASS D
Nationwide Life Insurance Co.                                        29,618,758.947           31.5320%
c/o IPO Portfolio Accounting
P.O. Box 182029

Columbus, Ohio 43218-2029

NATIONWIDE BOND FUND - CLASS D
Nationwide Life Insurance Co.                                        3,518,968.688            28.8059%
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, Ohio 43218-2029

NATIONWIDE BOND FUND - CLASS B
Joan C. Edwards                                                      11,510.335               5.3225%
114 Hunter Pkwy
Cuyahoga Falls, Ohio 4223-3750

NATIONWIDE BOND FUND - CLASS A
Nationwide Trust Company, FSB                                        36,331.578               9.0537%
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, Ohio 43218-2029

I Know I Can Fund Of the Columbus Foundation                         41,815.300               10.4203%
1234 E. Broad St
Columbus, Ohio 43205-1405

Thomas Jilek                                                         36.331.578               9.0537%
6543 Highland Road
Mayfield Village, OH 44043

NATIONWIDE MONEY MARKET - PRIME SHARES
Nationwide Life Insurance Co.                                        742,112,085.926          63.3021%
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, Ohio 43218-2029

NATIONWIDE MONEY MARKET FUND - SERVICE CLASS
Nationwide Life Insurance Co.                                        182,684,089.900          61.1490%
QPVA
P.O. Box 182029
Columbus, Ohio 43218

Nationwide Trust Company, FSB                                        114,428,282.850          38.3020%
P.O. Box 182029
Columbus, Ohio 43218-2029

NATIONWIDE MONEY MARKET FUND - CLASS A
Bethel Baptist Church                                                514,585.870              5.7687%
121 Brook Lane
Grafton, Virginia 23692

Cynthia Hammond                                                      1,178,773.780            13.2145
Joshua Slocum Hammond Trust
4907 Fara Drive
Syracuse, New York 13215

NATIONWIDE MONEY MARKET FUND - CLASS B                               29,625.040               5.5141%
Roseanne C. Smerling
3065 Bellaire Ln
Oshkosh, WI 54904-1002

NAS as Custodian for IRA Plan                                        37,642.350               7.0064%
Paula J. Bales
6477 Mary Esther Ln
Mechanicsville, VA 23111-5030

Arlene Freeman                                                       32,819.490               6.1087%
1366 Yardley Newtown Road
Yardley, PA 19067

Barry Freeman                                                        46,839.880               8.7183%
1099 Houston Road
Yardley, PA 19067

NAS as Custodian for IRA Plan                                        27,802.430               5.1749%
Claude D. Johnson
NC 69 Box 1340
Bigfoot, TX 78005-9303

Broadus Cobb                                                         45,445.550               8.4588%
1721 Country Club Road
Rocky Mount, NC 27804

Joseph Yielding                                                      29,550.650               5.5003%
Karla Yielding
1814 Park Maple Drive
Katy, TX 77450

Robert Sangrey                                                       39,067.810               7.2717%
Rose Sangrey
3 Hiawatha Dr
Leola, PA 17540

Paul A Dye                                                           31,577.140               5.8774%
Lyda G Dye
P.O. Box 2341
East Liverpool, OH 43920

NATIONWIDE S&P 500 INDEX FUND - CLASS A
Jerry L. Hitchings                                                   9,946.911                5.3445%
991 Cypress Ridge Place
Columbus, OH 43228

NATIONWIDE S&P 500 INDEX FUND - INSTITUTIONAL
SERVICE CLASS
Nationwide Life
Insurance Co.
c/o IPO Portfolio Accounting                                         7,148,921.846            93.5023%

P.O. Box 182029
Columbus, OH 43218-2029

NATIONWIDE S&P 500 INDEX - SERVICE CLASS
Nationwide Life Insurance Co.                                        15,348,504.006           92.8333%
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029

Nationwide Trust Company FSB                                         1,019,802.920            6.16881
c/o IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029

NATIONWIDE S&P 500 INDEX FUND - INSTITUTIONAL CLASS
Nationwide Life Insurance Co.                                        7,202,808.798            96.9953%
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029

NATIONWIDE S&P 500 INDEX FUND - LOCAL FUND SHARES
Nationwide Asset Allocation Trust                                    104,955.978              11.1636%
c/o Nationwide Advisory
Services Inc
Moderately Conservative Portfolio
3435 Stelzer Road
Columbus, OH 43219

Nationwide Asset Allocation Trust                                    293,507.021              31.2188%
c/o Nationwide Advisory Services Inc
Moderate Portfolio
3435 Stelzer Road
Columbus, OH 43219

Nationwide Asset Allocation Trust
c/o Nationwide Advisory                                              252,806.884              26.8898%
Services Inc
Moderately Aggressive Portfolio
3435 Stelzer Road
Columbus, OH 43219

Nationwide Asset Allocation Trust                                    240,466.872              25.5772%
c/o Nationwide Advisory Services Inc
Aggressive Portfolio
3435 Stelzer Road
Columbus, OH 43219

NATIONWIDE GOVERNMENT BOND - CLASS A
Nationwide Pensions Managed
Variable Account                                                     414,297.119              7.5903%
Personal Portfolio Series #1
3435 Stelzer Road
Columbus, OH 43219

Nationwide Pensions Managed                                          621,906.201              11.3939%
Variable Account
Personal Portfolio Series #2
3435 Stelzer Road
Columbus, OH 43219

Nationwide Pensions Managed                                          1,143,634.126            20.9525%
Variable Account
Personal Portfolio Series #3
3435 Stelzer Road
Columbus, OH 43219

Nationwide Pensions Managed                                          1,464,881.081            26.8380%
Variable Account
Personal Portfolio Series #4
3435 Stelzer Road
Columbus, OH 43219

Nationwide Pensions Managed                                          1,266,811.814            23.2092%
Variable Account
Personal Portfolio Series #5
3435 Stelzer Road
Columbus, OH 43219
                                                                     328,377.480              6.0162%
Nationwide Pensions Managed
Variable Account
Personal Portfolio Series #6
3435 Stelzer Road
Columbus, OH 43219

NATIONWIDE GOVERNMENT BOND - CLASS B
James Gambacorta-Hoffman
60 Sandoris Circle                                                   7,705.028                6.4104%
Rochester, NY 14622

Vernie M. Weaver                                                     7,073.347                5.8849%
T/O/D
3708 Cyrus Creek Rd
Darrdoursville, WV 25504

Norma Louise Bugg                                                    7,682.628                6.3918%
T/O/D
RR 4 Box 51
Tangier, IN 47952-9019

NATIONWIDE TAX-FREE INCOME - CLASS A
Adkins Holdings
790 Andrews Ave South, Apt C.
106Delray Beach, FL 33483                                            99,294.331              25.9935%

Larura Gordy                                                         29,047.414               7.6046%

11602 Primrose Court
Ijamsville, MD 21754

Mary M. Dais &                                                       36,866.359               9.6510%
William F. Dais  JT WROS
910 Buckeye St.
Genoa, OH 43430-1523

Richard C. Stansbury                                                 20,435.600               5.3497%
T/O/D
201 St Mark Way, Apt.404
Westminster, MD 21158-4195

NATIONWIDE TAX-FREE INCOME - CLASS B
Elsie Adkins                                                         41,791.532               10.2136%
4315 Dickinson Ave. Ext
Greenville, NC 27834

Lenville Shelley                                                     20,590.908               5.0323%
Louis Shelley
4723 Alpine Avenue
Cincinnati, OH 45242

NATIONWIDE LONG-TERM U.S. GOVERNMENT BOND - CLASS D
Nationwide Life Ins.
One Nationwide Plaza                                                 151,893.710              6.2722%
Columbus, OH 43215-2239

NATIONWIDE LONG-TERM U.S. GOVERNMENT BOND - CLASS A
PFPC Brokerage Services Inc
FBO Neuberger Berman                                                 160,851.485              43.8990%
211 South Gulph Road
King of Prussia, PA 19406

GARTMORE VALUE OPPORTUNITIES FUND- CLASS A
Villanova Mutual Fund Capital Trust                                  33,699.652               11.4209%
1200 River Road
Conshohocken, PA 19428

Charles Schwab & Co. Inc.                                            100,865.986              34.1837%
Special Custody The Exclusive Benefit of Customers
101 Montgomery Street
San Francisco, CA 94104

GARTMORE VALUE OPPORTUNITIES FUND- CLASS B
Villanova Mutual Fund Capital Trust                                  33,408.577               42.4465%
1200 River Road
Conshohocken, PA 19428


GARTMORE VALUE OPPORTUNITIES FUND- INSTITUTIONAL SERVICE CLASS
Villanova Mutual Fund Capital Trust                                  33,563.534               6.5228%
1200 River Road
Conshohocken, PA 19428

Nationwide Life Insurance Co.                                        335,199.749              65.1430%
QPVA
PO Box 182029
Columbus, Ohio 43218

Smith Barney Inc.                                                    106,991.577              20.7928%
333 W 34th Street Floor 7
New York, New York 10001

NATIONWIDE HIGH YIELD BOND FUND- CLASS A
Charles Schwab & Co. Inc.                                            325,897.880              71.9090%
Special Custody The Exclusive Benefit of Customers
101 Montgomery Street
San Francisco, California 94104

William R. Weber                                                     61,479.515               13.5654%
665 Hopkins Road
Williamsville, New York 14221

NATIONWIDE HIGH YIELD BOND FUND- CLASS B
Allen Hatter                                                         1,775.036                7.1468%
RR 1 Box 101A
Pitman, Pennsylvania

Cheryl L Jones                                                       3,351.181                13.4928%
5639 Old Chapel Hill Road Apt 1108
Durham, North Ccarolina 27707

Ruth C. Peeler                                                       4,244.448                17.0893%
3420 Shamrock Drive 811
Charlotte, North Carolina 28215

Linda Lisboa                                                         10,182.582               40.9980%
2553 Willowspring Court
Cincinnati, Ohio 45231

Cecil R Johnson                                                      2,203.503                8.8719
3609 Kelvin Avenue
Fort Worth, Texas 76133

NATIONWIDE HIGH YIELD BOND FUND - INSTITUTIONAL SERVICE CLASS
Nationwide Life Insurance Co                                         11,545,519.512           99.9902%
Investment Accounting
Nationwide Plaza 1 32nd Floor
Columbus, Ohio 43218

GARTMORE MILLENNIUM GROWTH FUND- CLASS A
Batrus and Co
Church St. Station                                                   54,267.881               8.6911%
New York, NY 10008

Charles Schwab & Co. Inc.                                            31,655.129               5.0696%
101 Montgomery Street
San Francisco, CA 94104

Nationwide Life Insurance Co.                                        49,241.163               7.8860%
QPVA
PO Box 182029
Columbus, Ohio 43218

Nationwide Trust Company FSB                                         43,924.790               7.0346%
PO Box 182029
Columbus, OH 43218-2029

NATIONWIDE MORLEY CAPITAL ACCUMULATION FUND - SERVICE CLASS
Nationwide Life Ins. Co.                                             573,667.864              33.7173%
c/o IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029

Nationwide Life Ins. Co.                                             109,832.038              6.4554%
One Nationwide Plaza
Columbus, Ohio 43215-2239

Nationwide Trust Company FSB                                         992,787.921              58.3511%
c/o IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029

NATIONWIDE MORLEY ENHANCED INCOME FUND - CLASS A
Frank J Catanzaro                                                    12,023.309               31.6240%
770 Lock Alsh Avenue
Ambler, Pennsylvania 19002

Katherine Golden                                                     2,833.215                7.4520%
Luther Golden
1458 Overlea Street
Clearwater, Florida 33755

Pennsylvania Farm Bureau                                             3,207.565                8.4366%
PO Box 8736
Camp Hill, Pennsylvania 17001

Eugene J. Williams                                                   4,956.789                13.0375%
9566 Neowash Road
Waterville, Ohio 43566

Muriel G. Ott                                                        5,297.679                13.9341%
Philip B. Kulp
235 N Washington St. Apt Rm 28
Telford, Pennsylvania 18969

Mary Kay Dwyer                                                       2,036.625                5.3568%
2108 Jefferson Avenue
Dunmore, Pennsylvania 18509

NATIONWIDE MORLEY ENHANCED INCOME FUND - INSTITUTIONAL SERVICE
CLASS                                                                1,216,748.998            99.9124%
Nationwide Pensions Managed
3435 Stelzer Road
Columbus, Ohio 43219

NATIONWIDE MORLEY ENHANCED INCOME FUND - INSTITUTIONAL CLASS
Investor Destinations Moderately Aggressive                          9,790.703                5.0454%
3435 Stelzer Road
Columbus, Ohio 43219

Investor Destinations Moderate                                       37,276.253               19.2094%
3435 Stelzer Road
Columbus, Ohio 43219

Investor Destinations Moderately Conservative                        42,595.529               21.9506%
3435 Stelzer Road
Columbus, Ohio 43219

Investor Destinations Conservative                                   103,319.877              53.2435%
3435 Stelzer Road
Columbus, Ohio 43219

NATIONWIDE MORLEY CAPITAL ACCUMULATION FUND INSTITUTIONAL CLASS
Morley Capital Management                                            214,349.660              21.5286%
5665 SW Meadows Rd, Ste. 400
Lake Oswego, OR 97035-3193

Nationwide Life Ins. Co.                                             331,889.290              33.3339%
One Nationwide Plaza
Columbus, Ohio 43215-2239

Sterling Trust Company Cust                                          66,472.284               6.6763%
Danis Building Construction Company 401K PSP
1380 Lawrence St. Ste 1410
Denver, CO 80204

Circle Trust Company Custodian                                       202,062.565              20.2945%
Metro Center
One Station Place

Stamford, CT 06902

Columbus Circle Trust Company Custodian                              166,640.891              16.7369%
For SG Donahue & Co Omnibus
Metro Station
One Station Place
Stamford, CT 06902

NATIONWIDE MORLEY CAPITAL ACCUMULATION FUND - IRA CLASS
Nationwide Life Co.                                                  109,823.177              58.2731%
1 Nationwide Plaza
Columbus, Ohio 43215-2239

NAS As Cust for IRA Plan                                             74,615.403               39.5916%
Harold N. Morley
Rollover Account
18016 Skyland Cir
Lake Oswego, OR 97034-6452

NATIONWIDE LARGE CAP VALUE FUND - CLASS A
Nationwide Pensions Managed                                          213,625.385              7.9321%
Variable Account
Personal Portfolio Series
3435 Stelzer Road
Columbus, OH 43219

Nationwide Pensions Managed                                          684,681.738              25.4229%
Variable Account
Personal Portfolio Series
3435 Stelzer Road
Columbus, OH 43219

Nationwide Pensions Managed                                          778,099.632              28.8913%
Variable Account
Personal Portfolio Series
3435 Stelzer Road
Columbus, OH 43219

Nationwide Pensions Managed                                          606,247.030              22.5106%
Variable Account
Personal Portfolio Series
3435 Stelzer Road
Columbus, OH 43219

NATIONWIDE LARGE CAP VALUE FUND - CLASS B
Doug L. Brown &                                                      2,012.066                5.3299%
Jackie Lynn Brown JTWROS
1839 Prospect Road
Lawrenceville, GA 30043-2758

Thomas Walters Account                                               2,536.647                6.7195%
4614 Carmel Circle

Pasadena, TX 77505

NATIONWIDE LARGE CAP VALUE FUND - INSTITUTIONAL SERVICE CLASS
Nationwide Life Insurance Co.
c/o IPO Portfolio Accounting                                         207,290.486              96.9671%
P.O. Box 182029
Columbus, Ohio 43218-2029

NATIONWIDE LARGE CAP GROWTH FUND - CLASS A
Nationwide Pensions Managed                                          200,837.963              6.5233%
Variable Account
Personal Portfolio Series #2
One Nationwide Plaza
Columbus, Ohio 43215-2239

Nationwide Pensions Managed                                          364,262.943              11.8314%
Variable Account
Personal Portfolio Series #3
One Nationwide Plaza
Columbus, Ohio 43215-2239

Nationwide Pensions Managed                                          583,741.918              18.9601%
Variable Account
Personal Portfolio Series #4
One Nationwide Plaza
Columbus, Ohio 43215-2239

Nationwide Pensions Managed                                          663,387.596              21.5470%
Variable Account
Personal Portfolio Series #5
One Nationwide Plaza
Columbus, Ohio 43215-2239

Nationwide Pensions Managed                                          775,305.777              25.1822%
Variable Account
Personal Portfolio Series #6
One Nationwide Plaza
Columbus, Ohio 43215-2239

NATIONWIDE LARGE CAP GROWTH FUND - INSTITUTIONAL SERVICE CLASS
Nationwide Life Insurance Co.
c/o IPO Portfolio Accounting                                         683,348.872              95.6972%
P.O. Box 182029
Columbus, Ohio 43218-2029

PRESTIGE BALANCED FUND - CLASS A                                     97,385.461
Nationwide Life Insurance Co.                                                                 29.2077%
QPVA
c/o IPO Portfolio Accounting
P.O. Box 182029

Columbus, Ohio 43218-2029

Nationwide Life Co.                                                  177,066.597              53.1056%
1 Nationwide Plaza
Columbus, Ohio 43215-2239

PRESTIGE BALANCED FUND - CLASS B
Nationwide Life Co.                                                  173,198.434              78.2425%
Attn: Pam Smith
1 Nationwide Plaza
Columbus, Ohio 43215-2239

PRESTIGE BALANCED FUND - INSTITUTIONAL SERVICE CLASS
Nationwide Life Insurance Co.                                        355,923.321              96.9116%
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, Ohio 43218-2029

NATIONWIDE SMALL CAP FUND - CLASS A
Nationwide Pensions Managed                                          186,346.806              10.0269%
Variable Account
Personal Portfolio Series #3
One Nationwide Plaza
Columbus, Ohio 43215-2239
                                                                     298,626.152              16.0683%
Nationwide Pensions Managed
Variable Account
Personal Portfolio Series #4
One Nationwide Plaza
Columbus, Ohio 43215-2239

Nationwide Pensions Managed                                          678,741.339              36.5214%
Variable Account
Personal Portfolio Series #5
One Nationwide Plaza
Columbus, Ohio 43215-2239

Nationwide Pensions Managed                                          528,833.201              28.4552%
Variable Account
Personal Portfolio Series #6
One Nationwide Plaza
Columbus, Ohio 43215-2239

NATIONWIDE SMALL CAP FUND - CLASS B
NAS as Cust of IRA Plan                                              3,370.873                5.4402%
John F. Carlin
694 Jenney Mill Ct
Marietta, GA 30068-2221

NATIONWIDE SMALL CAP FUND - INSTITUTIONAL SERVICE CLASS
Nationwide Life Insurance Co.                                        340,329.854              98.5624%

c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, Ohio 43218-2029

PRESTIGE INTERNATIONAL FUND - CLASS A
Nationwide Pensions Managed                                          343,598.318              24.5135%
Variable Account
Personal Portfolio Series #4
One Nationwide Plaza
Columbus, Ohio 43215-2239

Nationwide Pensions Managed                                          390,478.835              27.8581%
Variable Account
Personal Portfolio Series #5
One Nationwide Plaza
Columbus, Ohio 43215-2239

Nationwide Pensions Managed                                          608,473.832              43.4106%
Variable Account
Personal Portfolio Series #6
One Nationwide Plaza
Columbus, Ohio 43215-2239

PRESTIGE INTERNATIONAL FUND - CLASS B
St. Rose of Lima School                                              1,349.036                8.0348%
409 South Main Street
North Syracuse, NR 13212

NAS as Cust for IRA Plan                                             888.425                  5.2914%
Kenneth M. McElhaney
Rollover Account
30798 Humes Road
Cambridge Spgs, PA 16403-7220

PRESTIGE INTERNATIONAL FUND - INSTITUTIONAL SERVICE CLASS
Nationwide Life Insurance Co.
c/o IPO Portfolio Accounting                                         99,865.330               91.1941%
P.O. Box 182029
Columbus, OH 43218-2029

INVESTOR DESTINATIONS AGGRESSIVE FUND - CLASS A
Villanova Mutual Fund Capital Trust                                  1,008.754                100.0000%
1200 River Road
Conshohocken, PA 19428

INVESTOR DESTINATIONS AGGRESSIVE FUND - CLASS B
Villanova Mutual Fund Capital Trust                                  1,006.736                100.0000%
1200 River Road
Conshohocken, PA 19428

INVESTOR DESTINATIONS AGGRESSIVE FUND - SERVICE CLASS                227,876.733              57.5259%

Nationwide Life Insurance Co.
QPVA
P.O. Box 182029
Columbus, Ohio 43218-2029

Nationwide Trust Company, FSB                                        139,751.358              35.2793%
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, Ohio 43218-2029

INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND - CLASS A
Villanova Mutual Fund Capital Trust                                  1,010.212                67.9562%
1200 River Road
Conshohocken, PA 19428

Circle Trust Company                                                 476.249                  32.0369%
Salesian School Lay Emp 401K Plan
One Station Place
Stamford, Connecticut 06902

INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND - CLASS B
Villanova Mutual Fund Capital Trust
1200 River Road                                                      1,008.037                100.0000%
Conshohocken, PA 19428

INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND - SERVICE CLASS
Nationwide Trust Company, FSB
c/o IPO Portfolio Accounting                                         174,945.410              42.8472%
P.O. Box 182029
Columbus, Ohio 43218-2029

Nationwide Life Insurance Co.                                        188,426.839              46.1490%
QPVA
P.O. Box 182029
Columbus, Ohio 43218-2029

Bank One Trust                                                       28,820.028               7.0585%
P.O. Box 160
Westerville, Ohio 43086

INVESTOR DESTINATIONS MODERATE FUND - CLASS A
Villanova Mutual Fund Capital Trust                                  1,014.339                67.3381%
1200 River Road
Conshohocken, PA 19428

Circle Trust Company                                                 491.999                  32.6619%
Salesian School Lay Emp 401K Plan
One Station Place

Stamford, Connecticut 06902

INVESTOR DESTINATIONS MODERATE FUND - CLASS B
Villanova Mutual Fund Capital Trust                                  1,008.285                100.0000%
1200 River Road
Conshohocken, PA 19428


INVESTOR DESTINATIONS MODERATE FUND - SERVICE CLASS
Nationwide Life Insurance Co.                                        152,745.803              28.7924%
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, Ohio 43218-2029

Nationwide Trust Company, FSB                                        258,566.554              48.7425%
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, Ohio 43218-2029

Bank One Trust                                                       31,110.242               5.8646%
P.O. Box 160
Westerville, Ohio 43066

Bank One Trust                                                       86,993.923               16.3993%
P.O. Box 160
Westerville, Ohio 43066
INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND - CLASS A
Villanova Mutual Fund Capital Trust
1200 River Road                                                      1,023.505                75.4546%
Conshohocken, PA 19428

Circle Trust Company                                                 332.946                  24.5454%
Salesian School Lay Emp 401K Plan
One Station Place
Stamford, Connecticut 06902

INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND - CLASS B
Villanova Mutual Fund Capital Trust
1200 River Road                                                      1,017.901                99.9534%
Conshohocken, PA 19428

INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND - SERVICE CLASS   130,471.688              38.9996%
Nationwide Life Insurance Co.
QPVA
P.O. Box 182029
Columbus, Ohio 43218-2029

Nationwide Trust Company, FSB                                        164,751.582              49.2462%
c/o IPO Portfolio Accounting
P.O. Box 182029

Columbus, Ohio 43218-2029

Bank One Trust                                                       21,367.092               6.3869%
P.O. Box 160
Westerville, Ohio 43066

Bank One Trust                                                       16,932.703               5.0614%
P.O. Box 160
Westerville, Ohio 43066

INVESTOR DESTINATIONS CONSERVATIVE FUND - CLASS A
Villanova Mutual Fund Capital Trust                                  1,026.074                100.0000%
1200 River Road
Conshohocken, PA 19428

INVESTOR DESTINATIONS CONSERVATIVE FUND - CLASS B
Villanova Mutual Fund Capital Trust                                  1,020.343                100.00%
1200 River Road
Conshohocken, PA 19428

INVESTOR DESTINATIONS CONSERVATIVE FUND-SERVICE CLASS
Nationwide Trust Company, FSB                                        386,050.521              83.6765%
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, Ohio 43218-2029

Nationwide Life Insurance Company                                    26,733.235               5.7944%
QPVA
P.O. Box 182029
Columbus, Ohio 43218-2029

Bank One Trust                                                       42,685.366               9.2521%
P.O. Box 160
Westerville, Ohio 43066

NATIONWIDE SMALL CAP INDEX FUND-CLASS A
Nationwide Trust Company, FSB                                        46,219.167               62.3264%
P.O. Box 182029
Columbus, Ohio 43218-2029

Nationwide Life Insurance Company                                    26,621.414               35.8989%
QPVA
P.O. Box 182029
Columbus, Ohio 43218-2029

NATIONWIDE SMALL CAP INDEX FUND-INSTITUTIONAL CLASS
Investor Destinations Aggressive Fund                                38,086.163               9.4761%
3435 Stelzer Road
Columbus, Ohio 43218-2029

Investor Destinations Moderatley Aggressive Fund                     19,161.284               5.0317%
3435 Stelzer Road

Columbus, Ohio 43218-2029

Investor Destinations Moderate Fund                                  24,419.995               6.4126%
3435 Stelzer Road
Columbus, Ohio 43218-2029

Nationwide Life Insurance Company                                    300,132.242              78.8138%
QPVA
P.O. Box 182029
Columbus, Ohio 43218-2029

NATIONWIDE INTERNATIONAL INDEX FUND-CLASS A
Nationwide Trust Company, FSB                                        96,368.147               74.0057%
P.O. Box 182029
Columbus, Ohio 43218-2029

Nationwide Life Insurance Company                                    7,171.273                5.5072%
QPVA
P.O. Box 182029
Columbus, Ohio 43218-2029

J Dan Bouchillon                                                     7,552.115                5.7996%
Sherry Bouchillon
1102 Rugby Court
Louisville, Kentucky 40222

NATIONWIDE INTERNATIONAL INDEX FUND-CLASS B
Villanova Capital Mutual Fund Trust                                  1002.641                 16.7248%
1200 River Road
Conshohocken, Pennsylvania 19428

Daniel L Carl                                                        309.140                  5.1567%
Darlene M Carl
213 Goodspring
Hegins, PA 17938

Max A Ducharme                                                       542.007                  9.0411%
P.O. Box 295
South Barre, Vermont 17938

Marsh H Cooper                                                       370.924                  6.1873%
3800 Mahonia Way Apt 2025
Arlington, Texas 76014

Frank E. Conover                                                     669.963                  11.1755%
6610 Pecanwood Drive
Arlington, Texas 76001

NATIONWIDE INTERNATIONAL INDEX FUND-INSTITUTIONAL CLASS
Nationwide Life Insurance Company
QPVA                                                                 385,269.843              99.7381%

P.O. Box 182029
Columbus, Ohio 43218

NATIONWIDE BOND INDEX FUND-CLASS A
Nationwide Trust Company, FSB                                        45,034.076               75.1669%
P.O. Box 182029
Columbus, Ohio 43218-2029

Nationwide Life Insurance Company                                    13,805.554               23.0430%
QPVA
P.O. Box 182029
Columbus, Ohio 43218

NATIONWIDE BOND INDEX FUND-INSTITUTIONAL CLASS
Nationwide Life Insurance Company                                    540,342.363              99.8008%
QPVA
P.O. Box 182029
Columbus, Ohio 43218

NATIONWIDE MID CAP MARKET INDEX FUND-CLASS A
Nationwide Trust Company, FSB                                        262,585.526              78.5605%
P.O. Box 182029
Columbus, Ohio 43218-2029

Nationwide Life Insurance Company                                    63,866.364               19.1076%
QPVA
P.O. Box 182029
Columbus, Ohio 43218

NATIONWIDE MID CAP MARKET INDEX FUND-INSTITUTIONAL CLASS
Nationwide Life Insurance Company                                    599,410.504              69.4887%
QPVA
P.O. Box 182029
Columbus, Ohio 43218

Nationwide Life Insurance Company                                    263,191.521              30.5113%
P.O. Box 182029
Columbus, Ohio 43218

GARTMORE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND - CLASS A
Villanova Mutual Fund Capital Trust                                  179,941.703              33.1871%
1200 River Road
Conshohocken, PA 19428

NFSC FEBO TR2-655414                                                 30,037.958               5.5400%
The Kruep Family Trust
P.O. Box 460130
St. Louis, MO 63146

GARTMORE GLOBAL TECHNOLOGY AND COMMUNICATIONS

FUND - CLASS B
Villanova Mutual Fund Capital Trust                                  180,008.748              67.9117%
1200 River Road
Conshohocken, PA 19428

GARTMORE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND - INSTITUTIONAL
CLASS                                                                179,941.595              100.0000%
Villanova Mutual Fund Capital Trust
1200 River Road
Conshohocken, PA 19428

GARTMORE GROWTH 20 FUND - CLASS A
Villanova Mutual Fund Capital Trust                                  69,853.376               29.9974%
1200 River Road
Conshohocken, PA 19428

AG Edwards & Sons Inc.                                               17,592.058               7.5546%
Farouk A Raquib
One North Jefferson
Saint Louis, Missouri 63103

JoAnn Marie Taylor                                                   11,961.722               5.1368%
15146 Arabian Way
Montverde, Florida 34756

GARTMORE GROWTH 20 FUND - CLASS B
Villanova Mutual Fund Capital Trust                                  69,864.518               59.1318%
1200 River Road
Conshohocken, PA 19428

Bear Stearns Securities Corp.                                        6,662.976                5.6394%
FBO 679-02656-12
1 Metrotech Center North
Brooklin, New York 11201

GARTMORE GROWTH 20 FUND - INSTITUTIONAL CLASS
Villanova Mutual Fund Capital Trust                                  69,845.886               79.7975%
1200 River Road
Conshohocken, PA 19428

NICNAB & Co.                                                         17,683.048               20.2025%
PO Box 1596
Baltimore, Maryland 21203

NORTHPOINTE SMALL CAP VALUE FUND - INSTITUTIONAL CLASS
Hudson Webber Foundation
333 W Fort St, Suite 1310                                            983,284.169              44.1237%
Detroit, Michigan 48226

International Association of Machinist                               140,648.969              6.3115%
And Aerospace Workers Local 2848

30700 Telegraph, Suite 4601 PO Box 3039
Birmingham, Michigan 48012

International Association of Machinist                               230,953.661              10.3638%
And Aerospace Workers Local 2848
30700 Telegraph, Suite 4601 PO Box 3039
Birmingham, Michigan 48012

Garrett Evangelical Theological Seminary                             370,639.231              16.6320%
2121 Sheridan Road
Evanston, Illinois 60201

Community Health Partners of Ohio                                    464,804.347              20.8576%
Defined Benefit Pension
3700 Kolbe Road
Lorain, Ohio 44053

GARTMORE EMERGING MARKETS - CLASS A                                  166,850.389              95.6343%
Villanova Mutual Fund Capital Trust
1200 River Road
Conshohocken, PA 19428

GARTMORE EMERGING MARKETS - CLASS B
Villanova Mutual Fund Capital Trust                                  166,776.430              86.4924%
1200 River Road
Conshohocken, PA 19428

Elanore M. Thompson                                                  14,944.173               7.7502%
3692 S Sherman Avenue
Fremont, Michigan 49412

GARTMORE EMERGING MARKETS - INSTITUTIONAL SERVICE CLASS
Villanova Mutual Fund Capital Trust
1200 River Road                                                      166,891.272              100.0000%
Conshohocken, PA 19428

GARTMORE GLOBAL LEADERS - CLASS A
Villanova Mutual Fund Capital Trust                                  166,666.600              98.1935%
1200 River Road
Conshohocken, PA 19428

GARTMORE GLOBAL LEADERS - CLASS B
Villanova Mutual Fund Capital Trust                                  166,666.700              99.9314%
1200 River Road
Conshohocken, PA 19428

GARTMORE GLOBAL LEADERS - INSTITUTIONAL SERVICE CLASS
Villanova Mutual Fund Capital Trust                                  166,666.700              100.0000%
1200 River Road
Conshohocken, PA 19428

GARTMORE INTERNATIONAL GROWTH - CLASS A
Villanova Mutual Fund Capital Trust                                  333,333.300              97.1656%
1200 River Road
Conshohocken, PA 19428

GARTMORE INTERNATIONAL GROWTH - CLASS B
Villanova Mutual Fund Capital Trust                                  333,333.300              99.3643%
1200 River Road
Conshohocken, PA 19428

GARTMORE INTERNATIONAL GROWTH - INSTITUTIONAL SERVICE CLASS
Villanova Mutual Fund Capital Trust
1200 River Road                                                      333,333.400              100.0000%
Conshohocken, PA 19428

GARTMORE GLOBAL HEALTH SCIENCES - CLASS A
Villanova Mutual Fund Capital Trust                                  83,333.333               100.0000%
1200 River Road
Conshohocken, PA 19428

GARTMORE GLOBAL HEALTH SCIENCES - CLASS B
Villanova Mutual Fund Capital Trust                                  83,333.333               100.000%
1200 River Road
Conshohocken, PA 19428

GARTMORE GLOBAL HEALTH SCIENCES - INSTITUTIONAL SERVICE CLASS
Villanova Mutual Fund Capital Trust                                  83,333.334               100.0000%
1200 River Road
Conshohocken, PA 19428

GARTMORE INTERNATIONAL SMALL CAP GROWTH - CLASS A
Villanova Mutual Fund Capital Trust                                  125,000.000              100.0000%
1200 River Road
Conshohocken, PA 19428

GARTMORE INTERNATIONAL SMALL CAP GROWTH - CLASS B
Villanova Mutual Fund Capital Trust                                  125,000.000              100.0000%
1200 River Road
Conshohocken, PA 19428

GARTMORE INTERNATIONAL SMALL CAP GROWTH - INSTITUTIONAL CLASS
Villanova Mutual Fund Capital Trust
1200 River Road                                                      125,000.000              100.0000%
Conshohocken, PA 19428

GARTMORE INTERNATIONAL SMALL CAP GROWTH - INSTITUTIONAL SERVICE
CLASS
Villanova Mutual Fund Capital Trust                                  125,000.000              100.0000%
1200 River Road
Conshohocken, PA 19428

---------------------------

         To the extent, Nationwide Life Insurance Company and its affiliates directly or indirectly owned, controlled and held power to vote 25% or more of the outstanding shares of the Funds above, it is deemed to have "control" over matters which are subject a vote of the Fund's shares.

         Nationwide Life Insurance Company, One Nationwide Plaza, Columbus, Ohio 43215 is wholly-owned by Nationwide Financial Services, Inc. (NFS). NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all outstanding Class B Common Stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise. All of the Common Stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policyholders.

                              FINANCIAL STATEMENTS

         The Report of Independent Auditors and Financial Statements of the Funds for the period ended October 31, 2000 are incorporated by reference to the Trust's Annual Reports. Copies of the Annual Report are available without charge upon request by writing the Trust or by calling toll free 1-800-848-0920.

                                   APPENDIX A


                                  BOND RATINGS

                         STANDARD & POOR'S DEBT RATINGS

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

     2.   Nature of and provisions of the obligation.

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.


                                INVESTMENT GRADE

AAA - Debt rated `AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated `AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated `A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated `BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                                SPECULATIVE GRADE

Debt rated `BB', `B', `CCC', `CC' and `C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. `BB' indicates the least degree of speculation and `C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated `BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The `BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BBB-' rating.

B - Debt rated `B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The `B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BB' or `BB-' rating.

CCC - Debt rated `CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The `CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `B' or `B-' rating.

CC - Debt rated `CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied `CCC' rating.

C - Debt rated `C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied `CCC-' debt rating. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI - The rating `CI' is reserved for income bonds on which no interest is being paid.

D - Debt rated `D' is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grade period. The `D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.


                         MOODY'S LONG-TERM DEBT RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


                            STATE AND MUNICIPAL NOTES

Excerpts from Moody's Investors Service, Inc., description of state and municipal note ratings:

MIG-1 -- Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing from established and board-based access to the market for refinancing, or both.

MIG-2 -- Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

MIG-3 -- Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grade. Market access for refinancing, in particular, is likely to be less well established.


               FITCH IBCA INFORMATION SERVICES, INC. BOND RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and represent the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A Bonds considered to be investment grade and represent a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB Bonds are considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Bonds are considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC        Bonds are considered a high default risk.  Default is a real
and C          possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' rating signal imminent default.

DDD, DD        Bonds are in default.  Such bonds are not meeting current
and D          obligations and are extremely speculative. `DDD' designates the highest potential for recovery of amounts outstanding on any securities involved and `D' represents the lowest potential for recovery.


                   DUFF & PHELPS, INC. LONG-TERM DEBT RATINGS

These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.

The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary). Ratings of `BBB-' and higher fall within the definition of investment grade securities, as defined by bank and insurance supervisory authorities.

RATING SCALE             DEFINITION
------------             -----------
AAA                      Highest credit quality. The risk factors are
                         negligible, being only slightly more than for risk-free
                         U.S. Treasury debt.

AA+                      High credit quality. Protection factors are strong.
AA                       Risk is modest, but may vary slightly from time to
AA-                      time because of economic conditions.

A+                       Protection factors are average but adequate. However,
A                        risk factors are more variable and greater in periods
A-                       of economic stress.

BBB+                     Below average protection factors but still considered
BBB                      sufficient for prudent investment. Considerable
BBB-                     variability in risk during economic cycles.

BB+                      Below investment grade but deemed likely to meet
BB                       obligations when due. Present or prospective financial
BB-                      protection factors fluctuate according to industry
                         conditions or company fortunes. Overall quality may
                         move up or down frequently within this category.

B+                       Below investment grade and possessing risk that
B                        obligations will not be met when due. Financial
B-                       protection factors will fluctuate widely according to
                         economic cycles, industry conditions and/or company
                         fortunes. Potential exists for frequent  Changes in the
                         rating within this category or into a higher or lower
                         rating grade.

C-
CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP                       Preferred stock with dividend arrearages.

                               SHORT-TERM RATINGS

                   STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from `A-1' for the highest quality obligations to `D' for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated `B' are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated `D' is in payment default. the `D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grade period.


                         STANDARD & POOR'S NOTE RATINGS

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

     The following criteria will be used in making the assessment:

     1. Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

     2. Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.


                           MOODY'S SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (I) leading market positions in well established industries, (II) high rates of return on funds employed, (III) conservative capitalization structures with moderate reliance on debt and ample asset protection, (IV) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (V) well established access to a range of financial markets and assured sources of alternative liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the prime rating categories.


                              MOODY'S NOTE RATINGS

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.


                           FITCH'S SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2 Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.


                      DUFF & PHELPS SHORT-TERM DEBT RATINGS

Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

                  HIGH GRADE

         D-1+ Highest certainty of timely payment. short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  GOOD GRADE

         D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  SATISFACTORY GRADE

         D-3 Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  NON-INVESTMENT GRADE

         D-4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service.
                  Operating factors and market access may be subject to a high degree of variation.

                  DEFAULT

         D-5 Issuer failed to meet scheduled principal and/or interest payments.


                          THOMSON'S SHORT-TERM RATINGS

The Thomson Short-Term Ratings apply, unless otherwise noted, to specific debt instruments of the rated entities with a maturity of one year or less. Thomson short-term ratings are intended to assess the likelihood of an untimely or incomplete payments of principal or interest.

TBW-1 the highest category, indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2 the second highest category, while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

TBW-3 the lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4 the lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

                                     PART C


OTHER INFORMATION

ITEM 23.  EXHIBITS

(a) Amended Declaration of Trust previously filed with the Trust's Registration Statement on January 5, 1999, and is hereby incorporated by reference.

(b)       Amended Bylaws filed herewith.

(c) Certificates for shares are not issued. Articles V, VI, VII, and VIII of the Declaration of Trust, incorporated by reference to Exhibit (1) hereto, define rights of holders of shares.

(d)(1)(a) Investment Advisory Agreement previously filed with the Trust's Registration Statement on January 5, 1999, and is hereby incorporated by reference.

      (b) Amendment to Investment Advisory Agreement previously filed with the Trust's Registration Statement on December 29, 1999, and is hereby incorporated by reference.

      (c) Amended Exhibit A to the Investment Advisory Agreement previously filed with the Trust's Registration Statement on December 29, 1999, and is hereby incorporated by reference.

   (2)(a) Investment Advisory Agreement for the Morley Capital Accumulation Fund previously filed with the Trust's Registration Statement on December 29, 1999, and is hereby incorporated by reference.

      (b) Amended Exhibit A to the Investment Advisory Agreement for the Morley Capital Accumulation Fund and the Morley Enhanced Income Fund previously filed with the Trust's Registration Statement on December 29, 1999, and is hereby incorporated by reference.

   (3)(a) Investment Advisory Agreement for Gartmore Emerging Markets Fund, Gartmore Global Small Companies Fund, Gartmore Global Leaders Fund, Gartmore European Growth Fund, Gartmore OTC Fund and Gartmore International Small Cap Growth Fund.

   (4)   Subadvisory Agreements.

         (a)Subadvisory Agreement with Fund Asset Management, L.P. for
                  S & P 500 Index Fund, previously filed with the Trust's Registration Statement on October 29, 1999, and is hereby incorporated by reference.
         (b)(1) Subadvisory Agreement for the Nationwide Large Cap Value Fund (formerly, the Prestige Large Cap Value Fund) previously filed with the Trust's Registration Statement on January 5, 1999, and is hereby incorporated by reference.
            (2) Amendment to Subadvisory Agreement. Previously filed with the Trust's Registration Statement on December 29, 1999, and is hereby incorporated by reference.

         (c)(1) Subadvisory Agreement for the Nationwide Large Cap Growth Fund (formerly, the Prestige Large Cap Growth Fund) previously filed with the Trust's Registration Statement on January 5, 1999, and is hereby incorporated by reference.
            (2) Amendment to Subadvisory Agreement. Previously filed with the Trust's Registration Statement on December 29, 1999, and is hereby incorporated by reference.

         (d)(1) Subadvisory Agreement for the Nationwide Small Cap Fund (formerly, the Prestige Small Cap Fund) previously filed with the Trust's Registration Statement on January 5, 1999, and is hereby incorporated by reference.
            (2) Amendment to Subadvisory Agreement. Previously filed with the Trust's Registration Statement on December 29, 1999, and is hereby incorporated by reference.

         (e)(1) Subadvisory Agreement for the Prestige International Fund previously filed with the Trust's Registration Statement on January 5, 1999, and is hereby incorporated by reference.
            (2) Amendment to Subadvisory Agreement. Previously filed with the Trust's Registration Statement on December 29, 1999, and is hereby incorporated by reference.

         (f)(1) Subadvisory Agreement for the Prestige Balanced Fund previously filed with the Trust's Registration Statement on January 5, 1999, and is hereby incorporated by reference.
            (2) Amendment to Subadvisory Agreement. Previously filed with the Trust's Registration Statement on December 29, 1999, and is hereby incorporated by reference.

(e)(1) Underwriting Agreement previously filed with the Trust's Registration Statement on January 5, 1999, and is hereby incorporated by reference.
   (2) Model Dealer Agreement previously filed with the Trust's Registration Statement on January 5, 1999, and is hereby incorporated by reference.

(f)      Not applicable.

(g) Custody Agreement previously filed with the Trust's original Registration Statement on November 18, 1997, and is hereby incorporated by reference.

(h)(1)(a) Fund Administration Agreement previously filed with the Trust's Registration Statement on January 5, 1999, and is hereby incorporated by reference.

      (b) Amendment to Fund Administration Agreement previously filed with the Trust's Registration Statement on December 13, 1999, and is hereby incorporated by reference.

      (c) Amended Exhibit A to Fund Administration Agreement previously filed with the Trust's registration statement on December 29, 1999 and is hereby incorporated by reference.

   (2) Transfer and Dividend Disbursing Agent Agreement. previously filed with the Trust's Registration Statement on January 5, 1999, and is hereby incorporated by reference.

   (3) Agreement and Plan of Reorganization between Nationwide Investing Foundation and the Trust previously filed with the Trust's Registration Statement on form N-14 ('33 Act File No. 333-41175) on November 24, 1997, and is hereby incorporated by reference.

   (4) Agreement and Plan of Reorganization between Nationwide Investing Foundation II and the Trust Previously filed with the Trust's Registration Statement on Form N-14 ('33 Act File No. 333-41175) on November 24, 1997, and is hereby incorporated by reference.

   (5) Agreement and Plan of Reorganization between Financial Horizons Investment Trust and the Trust previously filed with the Trust's Registration Statement on Form N-14 ('33 Act File No. 333-41175) on November 24, 1997 and is hereby incorporated by reference.

   (6) Administrative Services Plan and Services Agreement previously filed on January 5, 1999, and is hereby incorporated by reference.

(i) Opinion of Counsel previously filed and is hereby incorporated by reference.

(j)       Consent of KMPG LLP, Independent Auditors filed herewith.

(k)       Not applicable.

(l) Purchase Agreement previously filed with Trust's Registration Statement on January 2, 1998, and hereby incorporated by reference.

(m)(1) Amended Distribution Plan previously filed with the Trust's Registration Statement on January 5, 1999, and is hereby incorporated by reference.

   (2) Dealer Agreement (see Exhibit 6(b)) previously filed with the Trust's Registration Statement on January 5, 1999, and is hereby incorporated by reference.

   (3) Rule 12b-1 Agreement previously filed with the Trust's Registration Statement on January 5, 1999, and is hereby incorporated by reference.

(n) Amended 18f-3 Plan previously filed with the Trust's Registration Statement on January 5, 1999, and is hereby incorporated by reference.

(o)       Not applicable.

(p)(1) Code of Ethics for Nationwide Family of Funds previously filed with the Trust's Registration Statement on May 12, 2000 and is hereby incorporated by reference.

   (2) Code of Ethics for Villanova Mutual Fund Capital Trust and Villanova SA Capital Trust previously filed with the Trust's Registration Statement on May 12, 2000 and is hereby incorporated by reference.

   (3) Code of Ethics for Nationwide Advisory Services previously filed with the Trust's Registration Statement on May 12, 2000 and hereby incorporated by reference.

   (4) Code of Ethics for Villanova Global Asset Management Trust dated August 8, 2000 and filed with the Trust's Registration Statement on December 29, 2000 and is hereby incorporated by reference.

(p)(4) Brinson Partners, Inc. Integrity Policy dated February 4, 2000 previously filed with the Trust's Registration Statement on October 13, 2000 and is hereby incorporated by reference.

(p)(5) Federated Investment Counseling Code of Ethics for Access Persons dated January 1, 2000 previously filed with the Trust's Registration Statement on October 13, 2000 and is hereby incorporated by reference.

(p)(6)(a) Gartmore Global Partners Personal Dealing (Personal Securities Transactions) dated March 2000 previously filed with the Trust's Registration Statement on October 13, 2000 and is hereby incorporated by reference.

(p)(6)(b) Gartmore Global Partners Personal Securities Trading Guidelines - Charlotte and New York dated March 2000 previously filed with the Trust's Registration Statement on October 13, 2000 and is hereby incorporated by reference.

(p)(6)(c) Gartmore Global Partners Personal Securities Trading Guidelines - London and Tokyo dated March 2000 previously filed with the Trust's Registration Statement on October 13, 2000 and is hereby incorporated by reference.

(p)(7)(a) Goldman Sachs Asset Management, Goldman Sachs Funds Management, L.P. and Goldman Sachs Asset Management International Code of Ethics effective January 23, 1991 (as revised April 1, 2000) previously filed with the Trust's Registration Statement on October 13, 2000 and is hereby incorporated by reference.

(p)(7)(b) Goldman Sachs Asset Management, Goldman Sachs Funds Management, L.P. and Goldman Sachs Asset Management International Supplemental Compliance and Review Procedures Under Code of Ethics dated April 1, 2000 previously filed with the Trust's Registration Statement on October 13, 2000 and is hereby incorporated by reference.

(p)(8)(a) INVESCO U.S. Institutional Group Legal/Compliance Manual Section II dated September 19, 2000 previously filed with the Trust's Registration Statement on October 13, 2000 and is hereby incorporated by reference.

(p)(8)(b) INVESCO U.S. Institutional Group Legal/Compliance Manual Section III dated September 19, 2000 previously filed with the Trust's Registration Statement on October 13, 2000 and is hereby incorporated by reference.

(p)(9) J.P. Morgan Investment Management, Inc. Code of Ethics previously filed with the Trust's Registration Statement on October 13, 2000 and is hereby incorporated by reference.

(p)(10) Lazard Asset Management A Division of Lazard Freres & Co., LLC and Certain Registered Investment Companies Code of Ethics and Personal Investment Policy previously filed with the Trust's Registration Statement on October 13, 2000 and is hereby incorporated by reference.

(p)(11) MAS Funds (The "Funds") and Miller Anderson & Sherrerd, LLP ("MAS") and MAS Fund Distribution, Inc. ("MASDI") Code of Ethics previously filed with the Trust's Registration Statement on October 13, 2000 and is hereby incorporated by reference.

(p)(12) Mellon Financial Corporation Securities Trading Policy dated July 2000 previously filed with the Trust's Registration Statement on October 13, 2000 and is hereby incorporated by reference.

(p)(13) Merrill Lynch Investment Managers (MLIM), Registered Investment Companies and their Investment Advisers and Principal Underwriter Code of Ethics dated Summer 2000 previously filed with the Trust's Registration Statement on October 13, 2000 and is hereby incorporated by reference.

(p)(14) Neuberger Berman Management, Inc. ("NB Management") and Neuberger Berman, LLC ("NB") Code of Ethics Amended and Restated August 1, 2000 previously filed with the Trust's Registration Statement on October 13, 2000 and is hereby incorporated by reference.

(p)(15) Sloan Financial Group, Inc. and Subsidiaries NCM Capital Management Group, Inc. and New Africa Advisers, Inc. Code of Ethics and Insider Trading Policy and Procedures previously filed with the Trust's Registration Statement on October 13, 2000 and is hereby incorporated by reference.

(p)(16) Strong Schafer Value Fund, Inc., Schafer Capital Management, Inc., Strong Schafer Capital Management, LLC, and Schafer Cullen Capital Management, Inc. Code of Ethics adopted July 13, 2000 previously filed with the Trust's Registration Statement on October 13, 2000 and is hereby incorporated by reference.

(p)(17) Smith Graham & Co. Investment Advisors, L.P. Code of Ethics previously filed with the Trust's Registration Statement on October 13, 2000 and is hereby incorporated by reference.

(p)(18) Turner Investment Partners, Inc. Personal Trading Policy/Code of Ethics dated February 17, 2000 previously filed with the Trust's Registration Statement on October 13, 2000 and is hereby incorporated by reference.

(p)(19) The Strong Family of Mutual Funds, Strong Capital Management Inc., Strong Investments, Inc., and Flint Prairie, L.L.C. Code of Ethics for Access Persons dated October 22, 1999 previously filed with the Trust's Registration Statement on October 13, 2000 and is hereby incorporated by reference.

(p)(20) Waddell & Reed Financial, Inc., Waddell & Reed, Inc., Waddell & Reed Investment Management Company, Austin, Calvert & Flavin, Inc., Fiduciary Trust Company of New Hampshire, Waddell & Reed Advisors Funds, W&R Funds, Inc., and Target/United Funds, Inc. Code of Ethics as revised May 17, 2000 previously filed with the Trust's Registration Statement on October 13, 2000 and is hereby incorporated by reference.

(q)(1) Power of Attorney dated November 7, 1997 previously filed in the Trust's Pre-Effective Amendment and is hereby incorporated by reference.

   (2) Power of Attorney dated December 15, 2000 and filed herewith with this Trust's Registration Statement on March 1, 2001.

   (3) Power of Attorney dated January 1, 2000 and filed herewith with this Trust's Registration Statement on March 1, 2001.

ITEM 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL
           WITH REGISTRANT
           No person is presently controlled by or under common control with Registrant.

ITEM 25.   INDEMNIFICATION

           Indemnification provisions for officers, directors and employees of Registrant are set forth in Article V, Section 5.2 of the Amended Declaration of Trust. In addition, Section 1743.13 of the Ohio Revised Code provides that no liability to third persons for any act, omission or obligation shall attach to the trustees, officers, employees or agents of a business trust organized under Ohio statutes. The trustees are also covered by an errors and omissions policy provided by the Trust covering actions taken by the trustees in their capacity as trustee. See Item 23(a)1 above.

ITEM 26.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

           (a) Villanova Mutual Fund Capital Trust, ("VMF"), an investment adviser of the Trust, also serves as investment adviser to the Nationwide Separate Account Trust.

           The Directors of Villanova Capital, Inc., VMF's managing unitholder and the officers of VMF are as follows:

Joseph J. Gasper         Director and President and Chief Operating Officer
                         --------------------------------------------------

                                      Nationwide Life Insurance Company
                                      Nationwide Life and Annuity Insurance
                                      Company
                                      Nationwide Financial Services, Inc.

                                      Director and Chairman of the Board
                                      ----------------------------------
                                      Nationwide Investment Services Corp

                                      Director and Vice Chairman
                                      --------------------------
                                        ALLIED Group Merchant Banking Corp
                                      NorthPointe Capital, LLC
                                      Villanova Capital, Inc.

                                      Nationwide Global Holdings, Inc.
                                      Neckura Life Insurance Company

                                      Vice Chairman
                                      -------------

                                      Villanova Global Asset Management Trust

                                      Director and President
                                      ----------------------

                                      Nationwide Advisory Services, Inc.

                                      Director
                                      --------

                                        Leben Direkt Insurance Company
                                        PanEurolife

                                        Trustee and Chairman
                                        --------------------
                                        Nationwide Asset Allocation Trust
                                        Nationwide Separate Account Trust

                                        chairman
                                        --------
                                        Nationwide Mutual Funds
                                        -----------------------

                                       Director and Senior Vice President -
                                       Chief Human Resources Officer
                                       -----------------------------
                                       Villanova Capital, Inc.


Donna A. James                         Director
                                       --------

                                       Nationwide Global Holdings, Inc.

                                       Executive Vice President
                                       Chief Administrative Officer
                                       ----------------------------
                                       Nationwide Mutual Insurance Company
                                       Nationwide Financial Services Inc.

W. G. Jurgensen                        Chief Executive Officer and Director
                                       ------------------------------------
                                       Nationwide Mutual Insurance Company
                                       Nationwide Financial Services, Inc.
                                       Cal Farm Insurance Company
                                       Farmland Mutual Insurance Company
                                       Nationwide Mutual Fire Insurance Company
                                       Nationwide Property and Casualty
                                       Insurance Company

                                       Chairman and Chief Executive Officer -
                                       and Director
                                       --------------------------------------
                                       Nationwide Casualty Company
                                       Nationwide General Insurance Company
                                       Nationwide Indemnity Company
                                       Nationwide Insurance Company of America
                                       Villanova Capital, Inc.
                                       Nationwide Investment Services
                                       Corporation


                                       Chairman and Director
                                       ---------------------
                                       NorthPointe Capital, LLC
                                       Nationwide Advisory Services, Inc.
                                       Depositors Insurance Company

Paul J. Hondros                        Director, President, and Chief Executive
                                       Officer
                                       -----------------------------------------
                                       Nationwide Investors Services, Inc.
                                       NorthPointe Capital, LLC


                                       Director and Vice Chairman
                                       --------------------------
                                       Morley Financial Services, Inc.

                                       President and Chief Executive Officer
                                       --------------------------------------
                                       Villanova Capital, Inc.
                                       Villanova Mutual Fund Capital Trust
                                       Villanova SA Capital Trust
                                       NorthPointe Capital, LLC
                                       Villanova Global Asset Management Trust

                           (Intentionally left blank)

Robert A. Oakley
                                        Executive Vice President-Chief Financial
                                        Officer
                                        ----------------------------------------
                                          Nationwide Mutual Insurance Company
                                          Nationwide Mutual Fire Insurance
                                          Company
                                          Nationwide General Insurance Company

                                            Nationwide Property and Casualty
                                            Insurance Company
                                          Nationwide Life Insurance Company

                                            Nationwide Life and Annuity
                                            Insurance Company
                                          CalFarm Insurance Company

                                          Farmland Mutual Insurance Company

                                          Nationwide Corporation
                                          Nationwide Financial Services, Inc.

                                            Nationwide Investment Services
                                            Corporation

                                            Nationwide Foundation
                                          Colonial County Mutual Insurance
                                          Company
                                          Scottsdale Indemnity Company
                                          Scottsdale Insurance Company

                                            Scottsdale Surplus Lines Insurance
                                            Company

                                            Villanova Capital, Inc.

                                          Director and Chairman of the Board
                                          ----------------------------------
                                          Neckura Insurance Company
                                          Neckura Life Insurance Company

                                          Executive Vice President-Chief
                                          Financial Officer and
                                          ------------------------------
                                          Director

                                          ALLIED Group Insurance Marketing
                                          Company

                                          ALLIED Property and Casualty
                                          Insurance Company
                                          AMCO Insurance Company
                                          Depositors  Insurance Company
                                          Western Heritage Insurance Company
                                          Nationwide Global Holdings, Inc.

                                          Nationwide Advisory Services, Inc.
                                          Nationwide Indemnity Company
                                          Nationwide Insurance Company of
                                          America

                                          Director and Vice Chairman
                                          --------------------------
                                          Leben Direkt Insurance Company
                                          Neckura General Insurance Company

                                          Director
                                          --------
                                          Gates, McDonald & Company
                                          Morley Financial Services,  Inc.
                                          NGH Luxembourg, S.A.
                                          PanEurolife
                                          Villanova Capital, Inc.

Susan A. Wolken
                                        Senior Vice President - Product
                                          Management and Nationwide Financial
                                          Marketing
                                        ------------------------------------
                                        Nationwide Mutual Insurance Company
                                        Nationwide Mutual Fire Insurance Company
                                        Nationwide Property and Casualty
                                        Insurance Company
                                          Nationwide Life Insurance Company
                                        Nationwide Life and Annuity Insurance
                                        Company
                                          Nationwide Financial Services, Inc.

                                        Chairman of the Board and Director
                                        ----------------------------------
                                        Nationwide Trust Company, FSB

                                        Director
                                        --------
                                        Gales, McDonald & Company

                                        Nationwide Advisory Services, Inc.
                                        ----------------------------------

                                        Nationwide Global Funds

                                          Nationwide Investment Services
                                          Corporation

                                          Villanova Capital, Inc.


Robert J. Woodward, Jr.                 Executive Vice President-Chief
                                        Investment Officer
                                        ------------------------------
                                        Nationwide Mutual Insurance Company
                                        Nationwide Mutual Fire Insurance
                                        Company

                                          Nationwide General Insurance
                                          Company
                                          Nationwide Property and Casualty
                                          Insurance Company
                                        Nationwide Life Insurance Company

                                        Nationwide Life and Annuity Insurance
                                        Company
                                          ALLIED Group, Inc.
                                          ALLIED Group Insurance Marketing
                                          Company
                                          ALLIED Group Merchant Banking Corp.
                                          ALLIED Property and Casualty
                                          Insurance Company
                                          CalFarm Insurance Company
                                          Depositors  Insurance Company
                                         Western Heritage Insurance Company

                                        Colonial County Mutual Insurance
                                        Company
                                        Farmland Mutual Insurance Company
                                        Gates, McDonald & Company
                                        National Casualty Company
                                        Nationwide Financial Services, Inc.
                                          Nationwide Insurance Company of
                                          America
                                        Nationwide Corporation
                                        Nationwide Foundation

                                 Nationwide Investment Services
                                  Corporation

                                 Scottsdale Indemnity Company
                                 Scottsdale Insurance Company

                                   Scottsdale Surplus Lines Insurance
                                   Company
                                 Director
                                 --------
                                 Morley Financial Services, Inc.
                                 Nationwide Global Holdings, Inc.
                                 Member-Board of Managers and Vice Chairman
                                 ------------------------------------------
                                 Nationwide Realty Investors, Ltd.


                                 Director and President
                                 ----------------------

                                 Director and Executive Vice President-
                                 Chief Investment Officer
                                 ----------------------------------------
                                 Gates, McDonald & Company
                                 Nationwide Indemnity Company
                                 Nationwide Advisory Services, Inc.
                                 Villanova Capital, Inc.

                                 Trustee and Vice Chairman
                                 -------------------------
                                 Nationwide Asset Allocation Trust

                                     Director, Vice Chairman and Executive Vice
                                     President-Chief
                                     --------------------------------------

                                     Investment Officer
                                     ------------------
                                     Nationwide Home Mortgage Company

James R. Donatell               Executive Vice President-Sales and Marketing
                                -----------------------------------------------
                                Villanova Capital, Inc.
                                Villanova Mutual Fund Capital Trust
                                Villanova SA Capital Trust

Gregory J. Nowak                Executive Vice President-Mergers
                                  and Acquisitions
                                --------------------------------
                                Villanova Capital, Inc.
                                Villanova Mutual Fund Capital Trust
                                Villanova SA Capital Trust





William H. Miller               Senior Vice President-Chief Investment Officer
                                ----------------------------------------------
                                Villanova Mutual Fund Capital Trust
                                Villanova SA Capital Trust
                                NorthPointe Capital, LLC

                                Senior Vice President - Senior Portfolio
                                Manager
                                ---------------------------------------
                                Villanova Capital, Inc.

Caroline Churchill              Vice President-Marketing
                                ------------------------
                                Villanova Capital, Inc.
                                Villanova Mutual Fund Capital Trust
                                Villanova SA Capital Trust

Kevin S. Crossett               Vice President-Associate General Counsel
                                ----------------------------------------
                                Villanova Capital, Inc.
                                Villanova Mutual Fund Capital Trust
                                Villanova SA Capital Trust
                                Nationwide Mutual Insurance Company
                                Nationwide Mutual Fire Insurance Company
                                Nationwide Life Insurance Company
                                Nationwide Life and Annuity Insurance Company
                                NorthPointe Capital, LLC
                                Morley Financial Services, Inc.

                                Secretary
                                ---------
                                Nationwide Mutual Funds
                                Nationwide Separate Account Trust

Christopher P. Donigan          Vice President-Human Resources
                                ------------------------------
                                Villanova Capital, Inc.
                                Villanova Mutual Fund Capital Trust
                                Villanova SA Capital Trust

Glenn W. Soden                  Associate Vice President and Secretary
                                --------------------------------------
                                Villanova Mutual Fund Capital Trust
                                Villanova SA Capital Trust

                                Assistant  Secretary
                                --------------------
                                Villanova Capital, Inc.

Carol L. Dove                   Assistant Treasurer
                                -------------------
                                Villanova Capital, Inc.
                                Villanova Mutual Fund Capital Trust
                                Villanova SA Capital Trust

Michael D. Maier                Assistant Treasurer
                                -------------------
                                Villanova Capital, Inc.
                                Villanova Mutual Fund Capital Trust
                                Villanova SA Capital Trust

John F. Delaloye                Assistant Secretary
                                -------------------
                                Villanova Mutual Fund Capital Trust
                                Villanova Capital, Inc.



Gerald J. Holland               Senior Vice President-Operations
                                --------------------------------
                                Villanova Capital, Inc.
                                Villanova Mutual Fund Capital Trust
                                Villanova SA Capital Trust

                                Treasurer
                                ---------
                                Nationwide Mutual Funds
                                Nationwide Separate Account Trust

Except as otherwise noted, the principal business address of any company with which any person specified above is connected in the capacity of director, officer, employee, partner or trustee is One Nationwide Plaza, Columbus, Ohio 43215, except for the following companies:

NorthPointe Capital, LLC
Columbia Center One
10th Floor, Suite 1000
201 West Big Beaver Road
Troy, Michigan 48084

Farmland Mutual Insurance Company
Nationwide Agribusiness Insurance Company
1963 Bell Avenue
Des Moines, Iowa 50315-1000

Colonial Insurance Company of Wisconsin
One Nationwide Plaza
Columbus, Ohio 43215

Scottsdale Insurance Company
8877 North Gainey Center Drive
P.O. Box 4110
Scottsdale, Arizona 85261-4110

National Casualty Company
P.O. Box 4110
Scottsdale, Arizona 85261-4110

Lone Star General Agency, Inc.
P.O. Box 14700
Austin, Texas 78761

Auto Direkt Insurance Company
Columbus Insurance Brokerage and Service, GMBH
Leben Direkt Insurance Company
Neckura Holding Company
Neckura Insurance Company

Neckura Life Insurance Company
John E. Fisher Str. 1
61440 Oberursel/Ts.
Germany

Nationwide Retirement Solutions, Inc.
Two Nationwide Plaza
Columbus, Ohio 43215

Morley Financial Services, Inc.
5665 S. W. Meadows Rd. , Suite 400
Lake Oswego, Oregon  97035

          (b) UBT serves as investment adviser to the Morley Capital Accumulation Fund. UBT, a trust company organized under the laws of the State of Oregon, is a wholly owned subsidiary of Nationwide Life Insurance Company. UBT conducts a variety of trust activities.

               To the knowledge of the Trust, none of the directors or officers of UBT, except as set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with and engage in business for Morley Financial Services, Inc. The directors except as noted below may be contacted C/O UBT, 5665 SW Meadows Rd., Suite 400, Lake Oswego, Oregon 97035.

               Donald C. Burdick, 434 Ridgeway Road, Lake Oswego, OR 97034 Mr. Burdick has been an independent consultant and investor for the past 10 years. Prior to that he was President of Investcorp Financial Services.

               Harold H. Morley, President, CEO and Director of UBT. Mr. Morley is Chairman and Chief Executive Officer of Morley Financial Services, Inc.

               Joan K. Hall, Senior Vice President, Corporate Secretary, Financial Officer and Director of UBT. Ms. Hall is Senior Vice President and Financial Officer of Morley Financial Services.

               Greg E. Ellis, Senior Vice President/ Managing Director. Mr. Ellis is also Senior Vice President/ Managing Director of Morley Capital Management, Inc.

               Peter DeGraff, Vice President and Assistant General Manager.

               Frederick F. Fletcher VI, Vice President and Corporate
               Controller.

               Barbara Salisbury, Vice President.

          (c) Villanova Global Asset Management Trust ("VGAM"), an investment adviser of the Trust, also serves as an investment adviser to Nationwide Separate Account Trust

               The Directors of Nationwide Global Holdings, Inc. ("NGH"), VGAM's managing unit holder and the officers of VGAM are as follows (see
               (a) above for additional information on their other employment):

               Directors of NGH
               ----------------

               Galen R. Barnes
               John R. Cook, Jr.            Gregory S. Lashutka
               Joseph J. Gasper             Robert A. Oakley
               Patricia R. Hatler           Robert J. Woodward, Jr.
               Richard D. Headley
               Donna A. James

               Officers of VGAM
               ----------------

               President and Chief Executive Officer     Paul J. Hondros
               Vice President-Chief
                 Financial Officer and Treasurer         Thomas M. Sipp
               Senior Vice President-Chief
                 Investment Officer                      William H. Miller
               Associate Vice President and
                 Secretary                               Glenn W. Soden
               Vice President, Associate General
                 Counsel                                 Kevin S. Crossett
               Assistant Secretary                       John F. Delaloye
               Assistant Treasurer                       Carol L. Dove
               Assistant Treasurer                       Michael D. Maier

          (d)  Information for the Subadviser of the S&P 500 Index Fund

               (1)  Fund Asset Management, L.P.

                    Fund Asset Management, L.P. ("FAM") acts as subadviser to the S&P 500 Index Fund and as adviser or subadviser to a number of other registered investment companies. The list required by this Item 26 of officers and directors of FAM, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two fiscal years, is incorporated by reference to Schedule A and D of Form ADV filed by FAM (SEC file No. 801-12485).

          (e) Information for the Subadviser of the Nationwide Large Cap Growth Fund

               (1)  Goldman Sachs Asset Management

                    Goldman Sachs Asset Management ("Goldman") acts as a subadviser to the Large Cap Growth Fund and as adviser or subadviser to a number of other registered investment companies. The list required by this Item 26 of officers and directors of Goldman, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two fiscal years, is incorporated by reference to Schedule A and D of Form ADV filed by Goldman (SEC file No. 801-16048.)

          (f)  Information for the Subadviser of the Prestige Balanced Fund

               (1)  J. P. Morgan Investment Management

                    J. P. Morgan Investment Management, Inc. ("JPMIM"), a registered investment adviser, is a wholly owned subsidiary of J. P. Morgan & Co. Incorporated. JPMIM manages employee benefit plans for corporations and unions. JPMIM also provides investment management services for a broad spectrum of other institutional investors, including foundations, endowments, sovereign governments, and insurance companies.

                    To the knowledge of the Registrant, none of the directors or executive officers of JPMIM is or has been in the past two fiscal years engaged in any other business or profession, vocation or employment of a substantial nature, except that certain officers and directors of JPMIM also hold various positions with, and engage in business for, J.P. Morgan & Co. Incorporated or Morgan Guaranty Trust Company of New York, a New York trust company which is also a wholly owned subsidiary of J. P. Morgan & Co. Incorporated.

          (g)  Information for the Subadviser of the Nationwide Small Cap Fund

               (1)  Invesco Management & Research, Inc.

                    Invesco Management & Research, Inc. ("INVESCO") acts as a subadviser to the Small Cap Fund and as adviser or subadviser to a number of other registered investment companies. The list required by this Item 26 of officers and directors of INVESCO, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two fiscal years, is incorporated by reference to Schedule A and D of Form ADV filed by INVESCO (SEC file No. 801-01596.)

          (h)  Information for the Subadviser of the Prestige International Fund

               (1)  Lazard Asset Management

                    Lazard Asset Management ("Lazard") acts as subadviser to the International Fund and as adviser or subadviser to a number of other registered investment companies as well as to separate institutional investors. The list required by this
                    Item 26 of officers and directors of Lazard, together with information as to their other business, profession, vocation or employment of a substantial nature during the past 2 years, is incorporated by reference to Schedules A and D of Form ADV filed by Lazard (SEC File No. 801-6568).

          (i) Information for the Subadviser of the Gartmore Emerging Markets Fund, Gartmore International Growth Fund, Gartmore Global Leaders Fund, Gartmore European Growth Fund, Gartmore International Small Cap Growth Fund and Gartmore OTC Fund.

               Gartmore Global Partners ("Gartmore") acts as subadviser to the Gartmore Emerging Markets Fund, Gartmore International Growth Fund, Gartmore Global Leaders Fund, Gartmore European Growth Fund, Gartmore International Small Cap Growth Fund and Gartmore OTC Fund as well as adviser to certain other clients. The list required by this Item 26 of officers and directors of Gartmore, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules B and D of Form ADV filed by Gartmore (SEC File No. 801-48811).

          (2) Information for the Subadviser of the Gartmore Value Opportunities Fund, Nationwide Large Cap Value Fund and NorthPointe Small Cap Value Fund

              (1) NorthPointe Capital LLC (NorthPointe) acts as subadviser to the Value Opportunities Fund and separate institutional investors. The list required by this Item 26 of officers and directors of VVI, together with information as to their other business, profession, vocation or employment of a substantial nature during the past 2 years, is incorporated by reference to Schedules A and D of Form ADV filed by NorthPointe (SEC File No. 801-57064).

ITEM 27. PRINCIPAL UNDERWRITERS

         (a)  See Item 26 above.
         (b)  Nationwide Advisory Services, Inc.


                                                                          Position with                       Position with
Name                                  Business Address                    Underwriter                         Registrant
----                                  --------------                      --------------                      -------------
Joseph J. Gasper                      One Nationwide Plaza                President and Director              N/A
                                      Columbus OH 43215

Robert A. Oakley                      One Nationwide Plaza                Exec. VP - Chief Financial          N/A
                                      Columbus  OH 43215                  Officer and Director

Robert J. Woodward, Jr.               One Nationwide Plaza                Exec. VP - Chief Investment         N/A
                                      Columbus  OH 43215                  Officer and Director

James F. Laird, Jr.                   Three Nationwide Plaza              VP - General Manager                Assistant Treasurer
                                      Columbus OH 43215

Edwin P. McCausland                   One Nationwide Plaza                Senior VP - Fixed Income            Assistant Treasurer
                                      Columbus  OH 43215                  Securities

William G. Goslee                     One Nationwide Plaza                Vice President                      N/A
                                      Columbus  OH 43215


Susan A. Wolken                       Three Nationwide Plaza              Director                            N/A
                                      Columbus OH 43215

Patricia J. Smith                     Three Nationwide Plaza              Assistant Secretary                 Assistant Secretary
                                      Columbus OH 43215

Elizabeth A. Davin                    One Nationwide Plaza                Assistant Secretary                 Assistant Secretary
                                      Columbus  OH 43215

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

          Villanova Capital Inc.
          1200 River Road
          Conshohocken, PA 19428

ITEM 29.  MANAGEMENT SERVICES

          Not applicable.

ITEM 30.  UNDERTAKINGS

          Not applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 29 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, and State of Ohio, on this first day of March, 2001.

                             NATIONWIDE MUTUAL FUNDS

                             By: GERALD J. HOLLAND
                                 -------------------
                                 Gerald J. Holland, Treasurer

PURSUANT TO THE REQUIREMENT OF THE SECURITIES ACT OF 1933, THE REGISTRATION STATEMENT OF NATIONWIDE MUTUAL FUNDS HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE FIRST DAY OF MARCH, 2001.

Signature & Title
-------------------

Principal Executive Officer


JOSEPH J. GASPER*
----------------
Joseph J. Gasper, Trustee and Chairman

Principal Accounting and Financial Officer

GERALD J. HOLLAND
-------------------
Gerald J. Holland, Treasurer


CHARLES E. ALLEN*
----------------
Charles E. Allen, Trustee


PAULA H.J. CHOLMONDELEY*
-----------------------
Paula H.J. Cholmondeley, Trustee


C. BRENT DEVORE*
----------------
C. Brent Devore, Trustee

ROBERT M. DUNCAN*
------------------
Robert M. Duncan, Trustee


BARBARA HENNIGER*
----------------
Barbara Henniger, Trustee


PAUL J. HONDROS*
---------------
Paul J. Hondros, Trustee


THOMAS J. KERR, IV*
--------------------
Thomas J. Kerr, IV, Trustee


DOUGLAS F. KRIDLER*
--------------------
Douglas F. Kridler, Trustee


ARDEN L. SHISLER*
-----------------
Arden L. Shisler, Trustee


DAVID C. WETMORE*
------------------
David C. Wetmore, Trustee


*BY: KEVIN S. CROSSETT
     -------------------
     Kevin S. Crossett, Attorney-In Fact